UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1 )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PREMIER EXHIBITIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY — SUBJECT TO COMPLETION, DATED AUGUST 28 , 2015

PREMIER EXHIBITIONS, INC.
3340 Peachtree Rd., N.E., Suite 900
Atlanta, GA 30326

September [•], 2015

Dear Premier Shareholder,

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Premier Exhibitions, Inc. (“Premier,” “we,” or “us”) to be held at the Courtyard by Marriott – Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on October 29 , 2015 at 9:00 a.m., local time.

At the Special Meeting, Premier shareholders will be asked to vote on matters necessary to enable Premier to acquire Dinoking Tech Inc. (“Dinoking”), which we refer to as the “Merger.” On April 2, 2015, we entered into a Merger Agreement with Dinoking, 1032403 B.C. Ltd., a wholly-owned subsidiary of Premier (“Exchangeco”), and Mr. Daoping Bao and Ms. Nancy Brenner, the shareholders of Dinoking (the “Dinoking Shareholders”). Pursuant to the Merger Agreement, subject to the closing of the proposed Merger, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 shares of Premier common stock (the “Merger Shares”) or, at the election of each Dinoking Shareholder, 1,434,723 shares of Exchangeco that will be exchangeable for shares of Premier common stock (the “Exchangeable Shares”) (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). In connection with the Merger, each Dinoking Shareholder will also receive one share of a separate class of Premier stock that will provide for voting rights in Premier equal to the number of Exchangeable Shares held by each Dinoking Shareholder (the “Special Voting Shares”) and will each have the right to receive, from us, future contingent payments payable in either cash or shares of Premier common stock upon Dinoking’s execution of certain third-party agreements (the “Future Contingent Payments”). In connection with the execution of the Merger Agreement, we also issued a convertible promissory note (the “Convertible Note”) to Mr. Daoping Bao, as agent for the various lenders listed therein. If approved by Premier shareholders at the Special Meeting, the principal plus accrued and unpaid interest of the Convertible Note will automatically convert into 3,013,393 shares of Premier common stock on the first business day after the Special Meeting. The accompanying proxy statement describes in detail the terms and conditions of the Merger Agreement and the transactions contemplated thereunder.

The Board of Directors believes that the acquisition of Dinoking is advisable and in the best interests of Premier and its shareholders because the combined company is expected to have enhanced future growth prospects, an expanded and diversified source of content for global exhibitions, a stronger balance sheet, and a combined management team with a track record of bringing successful and innovative content to market. The accompanying proxy statement and the documents and information incorporated by reference in the proxy statement contain detailed information about and other important information concerning Premier, Dinoking, the Merger, the Convertible Note and the Special Meeting.

At the Special Meeting, Premier shareholders will be asked to:

Proposal 1:	approve an amendment to Premier’s Amended Articles of Incorporation to create the Special Voting Shares;
Proposal 2:	approve the issuance of shares of Premier common stock as consideration for the Merger, including the Merger Shares and the shares issuable upon the exchange of the Exchangeable Shares ;

Proposal 3:	approve the issuance of shares of Premier common stock potentially issuable as Future Contingent Payments;
Proposal 4:	approve the issuance of shares of Premier common stock upon the conversion of the Convertible Note; and
Proposal 5 :	approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve and adopt any of Proposals 1 through 4.

You may cast separate votes on each proposal. The Board of Directors recommends that all Premier shareholders vote “FOR” each of the proposals. If any of Proposals 1 through 4 (the “Merger Proposals”) do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. Premier would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. Premier would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the Securities and Exchange Commission. The approval of Proposals 1, 2 and 3 is required in order to authorize Premier’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if Premier’s shareholders do not approve all of these proposals, Premier will not be able to consummate the Merger as contemplated by the Merger Agreement.

The Board of Directors hopes that you will attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return the accompanying proxy card in the enclosed, postage paid, pre-addressed envelope, or otherwise return your proxy in a manner described in the accompanying proxy card, as soon as possible. Your vote is important, regardless of the number of shares you own, so please return your proxy card as soon as possible.

Sincerely,

Michael J. Little
Interim President and Chief Executive Officer and
Chief Financial Officer and Chief Operating Officer

PREMIER EXHIBITIONS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 29 , 2015

The special meeting (the “Special Meeting”) of shareholders of Premier Exhibitions, Inc. (the “Company”) will be held at the Courtyard by Marriott – Buckhead, 3332 Peachtree Road, N.E., Atlanta, GA 30326 on October 29 , 2015 at 9:00 a.m., local time, for the purpose of voting on, among other things, matters necessary to enable the Company to acquire Dinoking Tech Inc. (“Dinoking”). The Company’s contemplated acquisition of Dinoking is referred to as the “Merger.”

At the Special Meeting, the Company’s shareholders will be asked to:

Proposal 1:	approve an amendment to the Company’s Amended Articles of Incorporation to create two classes of special voting stock to be issued to Dinoking’s shareholders at the closing of the Merger;

Proposal 2:	approve the issuance of shares of the Company’s common stock as consideration for the Merger, including the Merger Shares and the shares issuable upon the exchange of exchangeable shares of a wholly-owned subsidiary of the Company ;

Proposal 3:	approve the issuance of shares of the Company’s common stock potentially issuable as future contingent payments that may be made by the Company to Dinoking’s shareholders;

Proposal 4:	approve the issuance of shares of the Company’s common stock upon the conversion of a convertible promissory note issued by the Company in connection with the Merger; and

Proposal 5 :	approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve and adopt any of the foregoing proposals.

The Company’s shareholders are being asked to approve Proposals 2 , 3, and 4 to allow the Company to comply with the listing rules of the NASDAQ Stock Market.

If any of Proposals 1 through 4 (the “Merger Proposals”) do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the Securities and Exchange Commission (the “SEC”). The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of shares of special voting stock and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

The Board of Directors has fixed the close of business on September 15 , 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

                                                                                                                         By Order of the Board of Directors,

September [•] , 2015

Atlanta, Georgia

September [•], 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 29 , 2015:  This proxy statement and the accompanying form of proxy card are available at http://www.viewproxy.com/prxi/2015 sm and on the Company’s website at www.prxi.com. Under rules issued by the S EC , the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

REPORTING CURRENCIES

All references to “$” or “dollars” in this proxy statement refer to United States dollars, unless otherwise indicated. All financial information contained in this proxy statement is reported in U.S. dollars unless otherwise noted. Canadian dollars are abbreviated as Cdn$.

CURRENCY EXCHANGE RATES

The following table sets forth the rate of exchange for one U.S. dollar expressed in Canadian dollars, for each period indicated: (i) the exchange rate at the end of the period; (ii) the average rate; and (iii) the high and low rates for each year. For the purposes of this section, rate of exchange means the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York.

	3 Months Ended June 30		Year Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
	(Cdn$)		(Cdn$)
High rate during period	1.2610	1.1251	1.1644	1.0697	1.0417	1.0605	1.0776
Low rate during period	1.1950	1.0612	1.0612	0.9838	0.971	0.9448	0.9960
Rate at end of period	1.2473	1.1053	1.1601	1.0637	0.9958	1.0168	1.0009
Average rate for period	1.2296	1.1033	1.1043	1.0300	0.9995	0.9887	1.0298

On April 2, 2015, the day the Company entered into the Merger Agreement, the exchange rate for one U.S. dollar expressed in Canadian dollars was Cdn$1.258. On August 21 , 2015, the exchange rate for one U.S. dollar expressed in Canadian dollars was Cdn$1. 3146 . The table below sets forth the high and low exchange rate for one U.S. dollar expressed in Canadian dollars for each month during the past six months preceding the date of this proxy statement.

	High	Low
	(Cdn$)
February 2015	1.2635	1.2401
March 2015	1.2803	1.2439
April 2015	1.2610	1.2439
May 2015	1.2483	1.1950
June 2015	1.2547	1.2206
July 2015	1.3059	1.2559

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this proxy statement is given as of September [•], 2015 except where otherwise noted and except that information in documents incorporated by reference is given as of the dates noted therein.

In deciding how to vote on the proposals described in this proxy statement, you should rely only on the information contained in, or incorporated by reference into, this proxy statement. The Company has not authorized any person to provide you or other shareholders of the Company with any information or to make any representation that is different from such information.

This proxy statement does not constitute the solicitation of an offer to purchase any securities or the solicitation of a proxy by any person in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to any person to whom it is unlawful to make such solicitation. Information contained in this proxy statement should not be construed as legal, tax, or financial advice and the Company’s shareholders are urged to consult their own professional advisors in connection with the proposed transaction.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING STATEMENTS

Some information contained in or incorporated by reference into this proxy statement may contain forward-looking statements that are intended to be covered by the safe harbor provided in the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts, often will be phrased in the future-tense, and may include the words “anticipate,” “continue,” “likely,” “estimate,” “expect,” “may,” “could,” “will,” “project,” “should,” “believe,” “intend,” “plan,” or other words or expressions of similar meanings. Statements that contain these words discuss the Company’s future expectations, contain projections or state other forward-looking information. They include statements relating to future revenue and expenses, the expected growth of the Company’s business, and trends and opportunities in the Company’s markets.

These forward-looking statements include, among other things, whether and when the Merger will close and whether the conditions to the Merger will be satisfied. These forward-looking statements also involve known and unknown risks, uncertainties, and other factors that could affect the accuracy of forward-looking statements, including:

·	the termination by the Company or Dinoking of the Merger Agreement;
·	the failure by the Company’s shareholders to approve the Merger Proposals;
·	the failure by the Company or by Dinoking to satisfy the conditions to the Merger;

·	the risk that the NASDAQ Stock Market, LLC may not approve the Company’s listing application in connection with the Merger;

·	the risk that the Merger may not be completed on the expected timetable, or at all;
·	the inability of the Company to successfully integrate the operations, personnel, and other aspects of Dinoking with the Company;
·	inaccurate assumptions and estimates by the Company of Dinoking’s value to the Company and the Company’s shareholders;
·	the ability of the Company to obtain regulatory approvals;
·	the receipt and acceptance by the Company of a superior acquisition proposal; and
·	the failure by Dinoking to maintain profitable exhibitions or to successfully expand its exhibitions into China.

Although we believe the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations and assumptions may prove to be incorrect. The actual results of the Company, Dinoking, or the combined company could differ materially from those expressed or implied in these forward-looking statements as a result of inaccurate assumptions or as a consequence of known and unknown risks and uncertainties. Many factors relating to the Merger and the business of the Company, Dinoking, and the combined company described in this proxy statement are beyond the Company’s ability to control or predict. You should not unduly rely on any of the Company’s forward-looking statements. These statements speak only as of the date of this proxy statement. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements to reflect future events or developments. All subsequent written and oral forward-looking statements attributable to us and persons acting on the Company’s behalf are qualified in their entirety by the cautionary statements contained in this section and elsewhere in this proxy statement.

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PREMIER EXHIBITIONS, INC.

Proxy Statement

Special Meeting of Shareholders

The enclosed proxy is solicited on behalf of the Board of Directors of Premier Exhibitions, Inc. (“we,” “us,” the “Company,” or “Premier”), a Florida corporation, for use at the special meeting of shareholders (the “Special Meeting”) to be held on October 29 , 2015 at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of special meeting of shareholders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	Why am I receiving this proxy statement?

A:	This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting and any adjournments or postponements thereof. You are receiving this proxy statement and the enclosed proxy card because you owned shares of the Company’s common stock as of the close of business on September 15 , 2015 (the “Record Date”).

Q:	What is the purpose of the Special Meeting?

A:	On April 2, 2015, the Company entered into a Merger Agreement (the “Merger Agreement”) with Dinoking Tech Inc., a company existing under the law of the Province of British Columbia, Canada (“Dinoking”), 1032403 B.C. Ltd., a company existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of the Company (“Exchangeco”), and each of Mr. Daoping Bao and Ms. Nancy Brenner, the shareholders of Dinoking (the “Dinoking Shareholders”). The Company’s acquisition of Dinoking is referred to herein as the “Merger.”
Pursuant to the Merger Agreement, subject to the closing of the proposed Merger, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 shares of the Company’s common stock (the “Merger Shares”), or, at the election of each Dinoking Shareholder, 1,434,723 shares of Exchangeco that are exchangeable for shares of the Company’s common stock (the “Exchangeable Shares”) (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). Subject to the closing of the Merger, the Company will also issue to each of the Dinoking Shareholders one share of a newly created separate class of stock of the Company that provides for voting rights in the Company equal to the number of Exchangeable Shares held by the holder (the “Special Voting Shares”). The Company has also agreed to future contingent payments of up to approximately $8.6 million to the Dinoking Shareholders (the “Future Contingent Payments”) payable in either cash or shares of the Company’s common stock upon the satisfaction of conditions precedent relating to Dinoking’s execution of certain third-party agreements. In connection with the execution of the Merger Agreement, the Company also issued a convertible promissory note and guarantee (the “Convertible Note”) to Mr. Daoping Bao, as agent for the various lenders listed therein, in the aggregate principal amount of $13.5 million (the “Convertible Note”). Subject to the approval of the Company’s shareholders at the Special Meeting, we estimate that the principal amount of the Convertible Note plus all accrued and unpaid interest will automatically convert into 3,013,393 shares of the Company’s common stock on the first business day after the Special Meeting.

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The background and reasons for the Merger, as well as the terms and conditions of the Merger Agreement and each of the transactions and agreements contemplated thereunder, are described in detail in this proxy statement under the sections “The Merger” and “Merger Agreement.”

We are holding the Special Meeting in order to, among other things, obtain the approval of the Company’s shareholders (i) to amend the Company’s Amended Articles of Incorporation to create the Special Voting Shares, (ii) to issue shares of the Company’s common stock as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of Exchangeable Shares and the shares potentially issuable as Future Contingent Payments, and (iii) to issue shares of the Company’s common stock issuable upon conversion of the Convertible Note.

Q:	When and where is the Special Meeting?

A:	The Special Meeting will be held at the Courtyard by Marriott – Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on October 29 , 2015 at 9:00 a.m., local time.

Q:	Who can attend the Special Meeting?

A:	All shareholders of the Company are invited to attend the Special Meeting. If you are the beneficial owner of shares of the Company’s common stock held in the name of your broker, bank, trust, or other nominee, you must bring proof of a letter from the broker, bank, trust, or other nominee, including a legal proxy, confirming both (i) your beneficial ownership of the shares and (ii) that the broker, bank, trust, or other nominee is not voting the shares at the meeting.

Q:	Who can vote at the Special Meeting?

A:	If you are a shareholder of the Company of record at the close of business on the Record Date, you may vote the shares of the Company’s common stock you hold on the Record Date at the Special Meeting. On or about September 16 , 2015, we will begin mailing this proxy statement to persons entitled to vote at the Special Meeting. On the Record Date, there were [•] shares of the Company’s common stock outstanding and entitled to vote on the proposals at the Special Meeting.

Q:	What will I be voting on at the Special Meeting?

A:	At the Special Meeting, shareholders will consider and vote upon the following proposals:

Proposal 1:	A proposal to approve an amendment to the Company’s Amended Articles of Incorporation to create the Special Voting Shares to be issued to the Dinoking Shareholders.

Proposal 2:	A proposal to approve the issuance of shares of the Company’s common stock as consideration for the Merger, including the Merger Shares and the shares issuable upon the exchange of the Exchangeable Shares .

Proposal 3:	A proposal to approve the issuance of shares of the Company’s common stock potentially issuable as Future Contingent Payments.

Proposal 4:	A proposal to approve the issuance of shares of the Company’s common stock upon the conversion of the Convertible Note.

Proposal 5 :	A proposal to permit the Company’s Board of Directors to adjourn the Special Meeting, if necessary, for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the Special Meeting to approve any of the foregoing proposals.

We refer to Proposal 5 as the “Adjournment Proposal.” Proposals 1 through 4 are collectively referred to as the “Merger Proposals.”

Shareholders of the Company are being asked to approve Proposals 2 , 3 and 4 to allow the Company to comply with the listing rules of the NASDAQ Stock Market, LLC (the “NASDAQ”).

You may cast separate votes on each proposal. If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

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Q:	What is the Board of Directors’ voting recommendations?

A:	The Company’s Board of Directors recommends that you vote “FOR” each of the Merger Proposals and “FOR” the Adjournment Proposal.

Q:	How do I vote?

A:	If you are a shareholder of record at the close of business on the Record Date, you may vote in person at the Special Meeting or by proxy. You have three ways to vote by proxy:

·	Submitting a proxy by Mail: sign, date, and mail in your proxy card using the accompanying postage paid, pre-addressed envelope;

·	Submitting a proxy by Telephone: submit a proxy by calling 1-888-693-8683; or

·	Submitting a proxy via the Internet: connect to the Internet site at www.cesvote.com.

Instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this proxy statement. Because the Internet and telephone services authenticate shareholders by use of a control number, you must have the Notice of Special Meeting or proxy card available in order to use these services to vote. Proxies submitted via the Internet or telephone must be received by 11:59 p.m., Eastern Time, on October 28 , 2015. Proxies submitted by mail must be received no later than October 28, 2015. If you choose to vote via the Internet or telephone, you do not need to return the proxy card. The voting instructions above are for registered holders only.

If you are a shareholder of record at the close of business on the Record Date, the proxy holders will vote your shares based on your directions. If you submit your proxy card, but do not properly direct how your shares of the Company’s common stock should be voted, the proxy holders will vote “FOR” each of the proposals to be voted on at the Special Meeting. The proxy holders will use their discretion on any other proposals and matters that may be brought before the Special Meeting.

If your shares of the Company’s common stock are held by a broker, bank, trust, or other nominee, then you are not the shareholder of record. Therefore, to vote at the Special Meeting, you must bring the appropriate documentation (including a legal proxy) from your broker, bank, trust, or other nominee confirming both (i) your beneficial ownership of such shares and (ii) that the broker, bank, trust or other nominee is not voting the shares at the Special Meeting . If you prefer to have your broker, bank, trust, or other nominee to vote your shares for you, you should follow the directions provided by your broker, bank, trust, or other nominee, the voting instructions on the proxy card accompanying this proxy statement, or the voter instruction form enclosed in the envelope with the proxy statement. Because each of the proposals to be considered at the Special Meeting constitutes a non-routine matter, your broker, bank, trust, or other nominee will only vote your shares of the Company’s common stock if you provide voting instructions. The only way a broker non-vote would result at the Special Meeting is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal.

Q:	Why is my vote important?

A:	If you do not submit a proxy or vote in person at the Special Meeting, it will be more difficult for the Company to obtain the necessary quorum to hold the Special Meeting.

Q:	What constitutes a quorum for the Special Meeting?

In order to carry out the business of the Merger Proposals and the Adjournment Proposal at the Special Meeting, a quorum, consisting of shareholders holding a majority of the shares entitled to vote at the Special Meeting, must be represented at the Special Meeting, either in person or by proxy. Abstaining votes and broker non-votes, if any , will be counted for purposes of determining whether a quorum is present. The only way a broker non-vote would result at the Special Meeting is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal. Failure of a quorum to be represented at the Special Meeting will necessitate an adjournment or postponement of the Special Meeting, subject us to additional expense, and potentially delay the closing of the Merger.

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Q:	What votes are required to adopt the proposals?

A:	The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve each of the Merger Proposals and the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of any of the proposals.

In connection with the execution of the Merger Agreement, Sellers Capital Master Fund, Ltd., the Company’s largest shareholder, and each director and executive officer of the Company entered into a Shareholder Voting Agreement (the “Shareholder Voting Agreement”) with Dinoking, pursuant to which they have agreed to vote in favor of each of the Merger Proposals at the Special Meeting. As of August 28 , 2015, Sellers Capital Master Fund, Ltd., directors and executive officers of the Company and their affiliates beneficially owned approximately 33% of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

As of the close of business on the Record Date, there were [•] shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

The Company’s Board of Directors reserves the right to cancel, subject to payment of the break-up fee in certain circumstances , or defer the timing of the Merger, even if shareholders of the Company vote to approve all of the Merger Proposals and the other conditions to completion of the Merger are satisfied or waived, if the Company’s Board of Directors determines that the Merger is no longer advisable and in the best interests of the Company and its shareholders.
Q:	How are broker non-votes and abstentions treated?

A:	Abstaining votes and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present. Abstaining votes and broker non-votes will have no effect on the outcome of any of the proposals. See the section entitled “The Meeting—Effect of Broker Non-Votes and Abstentions” in this proxy statement.

Q:	If my shares are held in “street name” by my broker, bank, trust, or other nominee, will my broker, bank, trust, or other nominee vote my shares for me?

A:	No. If your shares of the Company’s common stock are held in “street name” by your broker, bank, trust, or other nominee, you should follow the directions provided by your broker, bank, trust, or other nominee. Your broker, bank, trust, or other nominee will vote your shares only if you provide instructions on how you would like your shares to be voted. Because each of the proposals to be considered at the Special Meeting constitutes a non-routine matter, your broker, bank, trust, or other nominee will only vote your shares of the Company’s common stock if you provide voting instructions. The only way a broker non-vote would result at the Special Meeting is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal .

Q:	What do I need to do now?

A:	You should carefully read and consider this proxy statement including its annexes. It includes important information about what the Board of Directors considered in approving and declaring advisable the Merger and the Merger Agreement as well as the risks associated with the Merger.

You should then complete and sign your proxy card and return it in the enclosed, postage paid, pre-addressed envelope as soon as possible so that your shares will be represented at the Special Meeting. If your shares are held through a broker, bank, trust, or other nominee, you should receive a separate voting instruction form with this proxy statement.

Q:	Can I change my vote after I have mailed my signed proxy card?

A:	Yes. If you are a shareholder of record at the close of business on the Record Date and deliver a duly executed proxy, you may revoke any duly executed proxy given pursuant to this solicitation, at any time before it is voted, by doing any of the following:

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·	Connect to the Internet site at www.cesvote.com by 11:59 p.m. on October 28 , 2015;
·	Call 1-888-693-8683 by 11:59 p.m. on October 28 , 2015;
·	Deliver a duly executed proxy bearing a later date by October 28 , 2015;
·	Deliver a written notice of revocation by October 28 , 2015; or
·	Attend the Special Meeting and vote in person (but your attendance at the Special Meeting, in and of itself, is not enough to revoke your proxy).
The instructions above are for registered holders only. If your shares are held through a broker, bank, trust, or other nominee, you should contact your broker, bank, trust or other nominee for instructions on how to change your vote.

Q:	Who will conduct the proxy solicitation and how much will it cost?

A:	We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting and estimate that we will pay Alliance Advisors, LLC a fee of approximately $12,000. We have also agreed to reimburse Alliance Advisors, LLC for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify Alliance Advisors, LLC against certain losses, costs, and expenses. In addition, the Company’s directors, officers, and employees may request the return of proxies in person, by telephone, by electronic mail, or otherwise, but no additional compensation will be paid to them.

Q:	Where can I find the voting results of the Special Meeting?

A:	The Company plans to announce preliminary voting results at the Special Meeting and publish final results on a Form 8-K filed with the SEC within four business days after the Special Meeting.

Q:	Whom should I call with questions?

A:	You should call Alliance Advisors, LLC, the Company’s proxy solicitor, toll-free at 1-888-991-1296 with any questions about the Merger or any of the proposals to be voted upon at the Special Meeting, or to obtain additional copies of this proxy statement or additional proxy cards.

QUESTIONS AND ANSWERS ABOUT THE MERGER

What follows are questions that you, as a shareholder of the Company, may have regarding the Merger, and the answers to those questions. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:	What is the effect of the proposed Merger?

A:	If all of the Merger Proposals are approved at the Special Meeting and the Merger is completed, Exchangeco will acquire all of the issued and outstanding common shares of Dinoking and Dinoking will thereby become an indirect wholly-owned subsidiary of the Company. In addition, assuming the conversion of the Convertible Note in accordance with its terms, but prior to payment of any Future Contingent Payments by the Company, the Dinoking Shareholders together with the lenders under the Convertible Note (collectively, the “DK Group”) would hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company.

At the closing of the Merger, the Company will enter into a Corporate Governance Agreement with the Dinoking Shareholders (the “Corporate Governance Agreement”), pursuant to which the DK Group will have the right as of the closing of the Merger to appoint up to four members of the Company’s Board of Directors, which is then required to be composed of seven members. For more information on the directors whom the DK Group expects to appoint to the Company’s Board of Directors, see the section entitled “Information About Directors to be Appointed Upon Closing of the Merger” in this proxy statement.

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If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

See the sections entitled “The Merger” and “Merger Agreement” in this proxy statement for a detailed explanation of the terms and conditions of the Merger, the Merger Agreement, and the transactions and agreements contemplated by the Merger Agreement, and the section entitled “Information About Dinoking” for detailed information about Dinoking.

Q:	When do you expect the Merger to be completed?

A:	It is currently anticipated that the Merger will close as soon as possible after all requisite approvals are obtained and all conditions have been satisfied, or where not prohibited by applicable law, waived. Either the Company or Dinoking may terminate the Merger Agreement if the Merger is not completed by September 29, 2015, subject to certain exceptions, including if the terminating party has breached the Merger Agreement, or such later date as may be agreed to by the Company, Dinoking, and the Dinoking Shareholders. Based on current circumstances, the Company believes that Dinoking does not have a termination right as a result of the Merger not being completed by September 29, 2015. For more information on these termination rights, see the section entitled “Merger Agreement—Termination” in this proxy statement.

The Company’s Board of Directors reserves the right to cancel, subject to payment of the break-up fee in certain circumstances , or defer the timing of the Merger, even if the Company’s shareholders vote to approve all of the Merger Proposals and the other conditions to completion of the Merger are satisfied or waived, if the Board of Directors determines that the Merger is no longer advisable and in the best interests of the Company and its shareholders.

Q:	Is completion of the Merger subject to any other conditions?

A:	Yes. The Merger Agreement contains customary covenants and conditions precedent, including the approval by the Company’s shareholders of each of the Merger Proposals and the approval by the NASDAQ of the listing of the shares of the Company’s common stock issuable in connection with the Merger and the transactions contemplated by the Merger Agreement, including shares issuable under the Convertible Note. For a description of the conditions to closing the Merger, see the section entitled “Merger Agreement—Closing Conditions” in this proxy statement.

Q:	Are there risks I should consider in deciding whether to vote for the proposals?

A:	Yes. Risk factors that you should consider in connection with each of the proposals to be voted on at the Special Meeting, the Merger, and the transactions contemplated by the Merger Agreement are described in the section entitled “Risk Factors” in this proxy statement.

Q:	Why are the Company’s shareholders being asked to approve the Merger Proposals?

A:	Because the Company’s common stock is listed on the NASDAQ, we are subject to the NASDAQ listing rules (the “NASDAQ Listing Rules”). Although we are not required to obtain shareholder approval in connection with the Company’s acquisition of Dinoking , other than for the Company’s issuance of the Special Voting Shares, we are required under NASDAQ Listing Rules 5635(a)(1), 5635(b), and 5635(d) to seek shareholder approval of the proposed issuance of the Company’s common stock at the closing of the Merger and in the transactions contemplated by the Merger Agreement .

For a detailed explanation of why shareholder approval is required under the NASDAQ Listing Rules, see the section entitled “The Merger Proposals—NASDAQ Listing Rules” in this proxy statement.

Q:	What if the Company’s shareholders fail to approve one of the Merger Proposals?

A:

The Company’s shareholders must approve each of the Merger Proposals for us to complete the Merger as contemplated by the Merger Agreement. If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

In addition, Dinoking would have the option of terminating the Merger Agreement, in which case we must pay a $1,000,000 break-up fee to Dinoking. See also the question entitled “What happens to the Convertible Note if Proposal 4 is not approved?”.

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Q:	What happens to the Convertible Note if Proposal 4 is not approved?

A:	If Proposal 4 is not approved by the Company’s shareholders, the principal amount of the Convertible Note plus all accrued and unpaid interest will not automatically convert into shares of the Company’s common stock. Instead, all unpaid principal, fees, and accrued and unpaid interest under the Convertible Note will be due and payable on April 2, 2016. The unpaid principal amount of the Convertible Note will accrue interest at 12% per annum, provided that during an event of default the Convertible Note would bear interest at a rate of 15% per annum. The Company may not be able to repay the Convertible Note if becomes due and payable, may need to seek additional financing, and may be forced to seek protection under the bankruptcy laws of the United States in the event the Company is unable to obtain additional financing. For more information on the terms of the Convertible Note, see the section entitled “The Merger Proposals—Proposal 4 – Issuance of Premier Common Stock Upon Conversion of the Convertible Note” in this proxy statement. You should also read the “Risk Factors” section in this proxy statement for information on the risks the Company faces if Proposal 4 is not approved by its shareholders.

Q:	Why am I being asked to approve an amendment to the Company’s Amended Articles of Incorporation to create the Special Voting Shares?

A:	As contemplated by the Merger Agreement, the Company will issue Special Voting Shares to the Dinoking Shareholders. The Special Voting Shares are being issued to the Dinoking Shareholders to provide them with voting rights that are correlative to holders of shares of the Company’s common stock. By holding Special Voting Shares, each of the Dinoking Shareholders will possess one voting right in the Company for each Exchangeable Share that they each hold at a particular time. An amendment to the Company’s Amended Articles of Incorporation will be required to create and authorize the Special Voting Shares. See the section entitled “The Merger Proposals—Proposal 1 – Amendment to the Premier Amended Articles of Incorporation to Create the Special Voting Shares” in this proxy statement for more information on the Special Voting Shares.

Q:	Why are Exchangeable Shares being offered to the Dinoking Shareholders in connection with the Merger and what are Exchangeable Shares?

A:	Pursuant to the Merger Agreement, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 Merger Shares or, at the election of each Dinoking Shareholder, Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement).

Exchangeable Shares are shares in Exchangeco, a wholly-owned subsidiary of the Company, and are exchangeable for shares of the Company’s common stock pursuant to the terms of such shares, the Merger Agreement, and a Support Agreement to be entered into between the Company and Exchangeco at the closing of the Merger (the “Support Agreement”). For more information on the terms of Exchangeable Shares, see the section entitled “The Merger Proposals—Proposal 2 – Issuance of Premier Common Stock as Consideration For the Merger” in this proxy statement.

Exchangeable Shares are being offered to the Dinoking Shareholders because such Exchangeable Shares may provide a tax-deferred rollover to them for Canadian federal income tax purposes whereas such a rollover is not available in respect of shares issued directly by the Company. Each Exchangeable Share is substantially the economic equivalent of a share of the Company’s common stock and is exchangeable on a one-for-one basis for a share of the Company’s common stock pursuant to the terms of such shares, the Merger Agreement, and the Support Agreement. In addition, at all times that a Dinoking Shareholder holds Exchangeable Shares, such Dinoking Shareholder will, through their ownership of a Special Voting Share, have the ability to cast votes along with holders of the Company’s common stock.

Q:	Is the Company obligated to make the Future Contingent Payments?

A:	The Company will only be obligated to make the Future Contingent Payments if certain conditions are satisfied. Pursuant to the Success Payment Agreement (as defined below), the Company has agreed to make future contingent payments to the Dinoking Shareholders of up to approximately $8.6 million payable in either cash or shares of the Company’s common stock upon the execution by Dinoking of specified exhibition and joint venture agreements with third-parties, as well as upon the successful launch of certain specified exhibitions pursuant to such agreements, provided the same comply with certain requirements set forth in the Success Payment Agreement, dated April 2, 2015, by and among the Company and the Dinoking Shareholders (the “Success Payment Agreement”). See the sections entitled “ The Merger Proposals - Proposal 3 - Issuance of Premier Common Stock Potentially Issuable as Future Contingent Payments, ” “Merger Agreement , ” and “Merger Agreement—Success Payment Agreement” in this proxy statement for a description of the terms and conditions of the Future Contingent Payments and the Success Payment Agreement.

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Q:	How many shares of the Company’s common stock will be issued in connection with the Merger and in the transactions contemplated by the Merger Agreement?

A:	If the Company’s shareholders approve all of the Merger Proposals and all of the conditions are satisfied that would trigger the three separate Future Contingent Payments provided for under the Success Payment Agreement, the Company will be required to issue a minimum of 5,757,277 shares of the Company’s common stock to the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note), or approximately 53.4% of the Company’s shares of common stock outstanding post-Merger.

Pursuant to the Merger Agreement, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 Merger Shares or, at the election of each Dinoking Shareholder, Exchangeable Shares, which are exchangeable on a one-for-one basis for shares of the Company’s common stock (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). Subject to the closing of the Merger, the Company has also agreed to make Future Contingent Payments of up to approximately $8.6 million payable in either cash or shares of the Company’s common stock upon the satisfaction by Dinoking of conditions precedent relating to the execution of certain third-party agreements. The Future Contingent Payments will either be payable under the Success Payment Agreement or as an adjustment to the number of Merger Shares or Exchangeable Shares payable to the Dinoking Shareholders under the Merger Agreement depending on whether the Future Contingent Payments are satisfied post- or pre-closing of the Merger, respectively. Assuming all of the conditions are satisfied that would trigger the three separate Future Contingent Payments, the Company could be required to issue a minimum of 1,309,162 shares of the Company’s common stock to the Dinoking Shareholders. We are unable, however, to provide an exact estimate of the number of shares that we may issue in connection with Future Contingent Payments due to the fact that certain conditions must be triggered to satisfy such payments and the value of the shares to be paid out will be determined based upon a formula that takes into account the volume weighted average trading price of the Company’s common stock during the 60-day period prior to the date of the applicable triggering event. For additional information regarding Future Contingent Payments and potential dilution, see the section entitled “The Merger Proposals - Proposal 3 - Issuance of Premier Common Stock Potentially Issuable as Future Contingent Payments.” In addition, subject to the approval of the Company’s shareholders, we currently estimate that we will issue a minimum of 3,013,393 shares of the Company’s common stock upon the conversion of the Convertible Note.

The actual number of shares issued and reserved for issuance in connection with the Merger and the transactions contemplated by the Merger Agreement will be impacted by a number of circumstances and variables that the Company cannot predict or control.

Q:	Are the shares of the Company’s common stock being issued in connection with the Merger and in the transactions completed by the Merger Agreement registered under the Securities Act?

A:	No. The shares of the Company’s common stock issuable as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, the shares potentially issuable as Future Contingent Payments, and the shares issuable upon conversion of the Convertible Note, as well the Special Voting Shares, will be issued in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act, as amended (the “Securities Act”).

Pursuant to the Merger Agreement, the Company is required to enter into a Registration Rights Agreement as of the closing of the Merger among the Company and the Dinoking Shareholders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will be required to register with the SEC the shares of the Company’s common stock held by the Dinoking Shareholders and their permitted assigns upon demand at any time after the closing of the Merger, and the parties will be required to provide customary mutual indemnities in connection with such registration.

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Q:	Will the shares of the Company’s common stock issuable in connection with the Merger and in the transactions contemplated by the Merger Agreement be listed on a stock exchange?

A:	It is a condition to the closing of the Merger that the shares of the Company’s common stock issuable at the closing of the Merger and in the transactions contemplated by the Merger Agreement be approved for listing on the NASDAQ. Although we have applied to list the shares of the combined, post-Merger company on NASDAQ, we can provide no assurance that NASDAQ will approve our listing application. If NASDAQ does not approve our listing application, we may be unable to complete the Merger or, even if we are able to complete the Merger, the shares of the combined, post-Merger Company may not be approved for listing on NASDAQ, in which case our shares may have limited trading volume and liquidity. See the risk factor entitled “NASDAQ may not approve the Company’s listing application in connection with the Merger.” The trading symbol for the Company’s shares on NASDAQ is “PRXI.”

Q:	What will happen to my ownership percentage and voting power in the Company?

A:	If the Merger Proposals are approved at the Special Meeting, you will experience immediate dilution in your economic and voting interest in the Company upon the conversion of the Convertible Note, which will convert into shares of the Company’s common stock on the first business day after the Special Meeting. You will also experience immediate dilution in your economic and voting interest in the Company upon the closing of the Merger due to the issuance of the Merger Shares, the Exchangeable Shares, which are exchangeable on a one-for-one basis for shares of the Company’s common stock, and the Special Voting Shares, which provide for voting rights in the Company equal to the number of Exchangeable Shares held by the holder. In addition, you will experience further dilution in your economic and voting interest to the extent the Company issues shares of its common stock in connection with Future Contingent Payments.
Upon the closing of the Merger and assuming conversion of the Convertible Note, but prior to payment of Future Contingent Payments, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) would together hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company. For additional information regarding Future Contingent Payments and potential dilution, see the section entitled “The Mergers Proposals - Proposal 3 - Issuance of Premier Common Stock Potentially Issuable as Future Contingent Payments.”

Q:	Is the Merger expected to be taxable to me?

A:	We do not believe the completion of the Merger or the issuance of shares of the Company’s common stock in connection with the Merger will have any material tax consequences on the holders of the Company’s existing shares of common stock. You should, however, consult with your tax advisor.

Q:	What impact will the Merger have on the Company’s business?

A:	The Company’s Board of Directors believes that the acquisition of Dinoking is in the best interests of the Company and its shareholders because the combined company is expected to have enhanced future growth prospects, an expanded and diversified source of content for global exhibitions, a stronger balance sheet, and a combined management team with a track record of bringing successful and innovative content to market.

Q:	What impact will the Merger have on the composition of the Company’s Board of Directors?

A:	At the closing of the Merger, the Company will enter into the Corporate Governance Agreement with the Dinoking Shareholders, pursuant to which the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) will have the right as of the closing of the Merger to appoint up to four members of the Company’s Board of Directors, which is then required to be composed of seven members. If the DK Group appoints four directors, it will have majority control over the Company’s Board of Directors. This board appointment provision, along with other related provisions in the Corporate Governance Agreement, also applies to each subsidiary of the Company. For a detailed description of the terms and conditions of the Corporate Governance Agreement and information about the directors expected to be appointed by the DK Group at the closing of the Merger, see the sections of this proxy statement entitled “Merger Agreement—Corporate Governance Agreement” and “Information About Directors to be Appointed Upon Closing of the Merger,” respectively.

Q:	Do the Company’s directors support the Merger Proposals and the Merger?

A:	The Merger was proposed by and has the support of the Company’s Board of Directors. The Board of Directors unanimously, with the exception of one abstention, approved each of the Merger Proposals, the Merger, and the Merger Agreement. The Board of Directors recommends that you vote “FOR” each of the Merger Proposals and the Adjournment Proposal.

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Sellers Capital Master Fund, Ltd., the Company’s largest shareholder, and each director and executive officer of the Company have entered into Shareholder Voting Agreements with Dinoking, pursuant to which they have agreed to vote in favor of the Merger Proposals at the Special Meeting. As of August 28 , 2015, Sellers Capital Master Fund, Ltd., directors and officers of the Company, and their affiliates beneficially owned approximately 33% of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

When considering the recommendation of the Board of Directors with respect to the Merger Proposals, you should be aware that certain of the Company’s directors and executive officers may have interests in the Merger that may be different from, or in addition to, the interests of the Company’s shareholders. For a more detailed description of these interests, see the section entitled “Interests of Certain Persons in Matters to be Acted Upon” in this proxy statement.

Q:	Am I entitled to vote on the Merger?

A:

Not directly. However, although we are not asking for your vote directly on the Merger, we are asking you to vote to approve the Merger Proposals. If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

In addition, Dinoking would have the option of terminating the Merger Agreement, in which case we must pay a $1,000,000 break-up fee to Dinoking. See also the question entitled “What happens to the Convertible Note if Proposal 4 is not approved?”.

Q:	What happens if the Merger is not completed?

A:	If the Merger is not completed for any reason, Dinoking will not become an indirect wholly-owned subsidiary of the Company. Instead, Dinoking will continue to be independently owned by its shareholders and the Company will remain as a public company and the Company’s common stock will continue to be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If the Company terminates the Merger Agreement in order to enter into a definitive written agreement with respect to a superior acquisition proposal, or if Dinoking terminates the Merger Agreement as a result of any of the conditions precedent to the Merger for the benefit of Dinoking not having been satisfied (other than those conditions relating to changes in the accuracy of the Company’s representations and warranties between the date of the Merger Agreement and the Effective Date) or as a result of the Company having failed to recommend its approval by its shareholders of the Merger Proposals or the Company approving a superior acquisition proposal, the Company must pay a $1,000,000 break-up fee to Dinoking. In addition, if the Merger is not completed for any reason, the Convertible Note will not automatically convert into shares of the Company’s common stock and will remain due and payable on April 2, 2016.

Q:	Am I entitled to exercise appraisal or similar rights under Florida law as a result of the Merger or the issuance of shares of the Company’s common stock in connection with the Merger?

A:	No. Under Florida law, the Company’s shareholders do not have any “dissenters’ rights” or rights to an appraisal of the value of their shares in connection with the Merger or the issuance of shares of the Company’s common stock in connection with the Merger and the transactions contemplated by the Merger Agreement.

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SUMMARY

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement and the other documents referred to or incorporated by reference in this proxy statement in order to fully understand the Merger Agreement, the Merger, and the other matters to be considered and voted upon at the Special Meeting.

The Companies

Premier Exhibitions, Inc. (See page 61)

Premier Exhibitions, Inc. is a leading provider of museum-quality touring exhibitions around the world. Since the Company’s formation, it has developed, deployed, and operated unique exhibition products that are presented to the public in exhibition centers, museums, and non-traditional venues. Income from exhibitions is generated primarily through ticket sales, third-party licensing, sponsorships and merchandise sales.

The Company’s common stock is listed on NASDAQ under the symbol “PRXI.” The Company is subject to the reporting requirements of the Exchange Act, and, as such, it files or furnishes reports and other information with the SEC from time to time. See the section of this proxy statement entitled “Where You Can Find Additional Information.” You can also find information on the Company’s corporate governance practices, executive compensation, capital stock, and ownership in this proxy statement in the sections entitled “Corporate Governance,” “Executive Compensation,” “Description of the Company’s Capital Stock,” and “Security Ownership of Certain Beneficial Owners and Management.”

The Company is a Florida corporation. The Company’s principal executive offices are located at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, and its telephone number is (404) 842-2600. The Company’s Internet website is http://www.prxi.com. The contents of the Company’s Internet site are not incorporated by reference herein and are not deemed to be part of this proxy statement.

Dinoking Tech Inc. (See page 90)

Dinoking Tech Inc. was incorporated under the laws of the Province of British Columbia on November 10, 2006. Dinoking, based in Richmond, British Columbia, is primarily engaged in the rental of animatronic dinosaurs, fossils, and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States. Since its development, Dinoking has provided such exhibition-based assets that are presented to the public in exhibition centers, theme parks and museums, and non-traditional venues. Income from exhibitions is generated through fixed-term contracts, or as a percentage of ticket sales of the exhibitor.

Dinosaurs Unearthed Corp., a Delaware corporation, is a wholly-owned subsidiary of Dinoking, established in order to provide exhibition-based assets of Dinoking to exhibitions located within the United States.

Dinoking’s executive offices are located at #110 – 11188 Featherstone Way, Richmond, BC Canada V6W 1K9, and its telephone number is (604) 277-0707. Dinoking’s Internet website is www.dinosaursunearthed.com. The contents of Dinoking’s Internet site are not incorporated by reference herein and are not deemed to be part of this proxy statement.

1032403 B.C. Ltd. (See page 41)

1032403 B.C. Ltd. (or Exchangeco) is a wholly-owned subsidiary of the Company existing under the laws of the province of British Columbia. Prior to the completion of the Merger, Exchangeco will have no assets or operations other than those incident to its formation and its participation in the transactions contemplated by the Merger Agreement.

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Risk Factors (See page 19)

Before voting on any of the proposals described in the Notice of Special Meeting, you should carefully consider all of the information contained in or incorporated by reference into this proxy statement, as well as the specific risk factors under the heading “Risk Factors” in this proxy statement.

The Merger (See page 42)

Subject to the receipt of necessary shareholder approval, the Company and Dinoking have agreed to consummate the Merger under the terms and subject to the conditions of the Merger Agreement.

Pursuant to the Merger Agreement, subject to the closing of the proposed Merger, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 Merger Shares or, at the election of each Dinoking Shareholder, Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). The Company has also agreed, subject to the closing of the Merger, to Future Contingent Payments to the Dinoking Shareholders of up to approximately $8.6 million payable in either cash or shares of the Company’s common stock upon the satisfaction by Dinoking of conditions precedent relating to the execution of specified exhibition and joint venture agreements with third-parties, as well as upon the successful launch of certain specified exhibitions pursuant to such agreements, provided the same comply with certain requirements set forth in the Success Payment Agreement.

Upon completion of the Merger, Dinoking will be an indirect wholly-owned subsidiary of the Company. The Merger Agreement is attached as Annex B to this proxy statement. We urge you to read the Merger Agreement carefully as it is the legal document that governs the Merger.

Reasons for the Merger (See page 44)

The Board of Directors of the Company believes that the Merger is in the best interests of the Company and its shareholders because, following completion of the Merger, the combined company will have enhanced future growth prospects, an expanded and diversified source of content for global exhibitions, a stronger balance sheet, and a combined management team with a track record of bringing successful and innovative content to market.

Conditions to Completion of the Merger (See page 57)

The obligations of the Company and Dinoking to effect the Merger are subject to the satisfaction or waiver, at or prior to the closing of the Merger, of the following mutual conditions:

  the Company’s shareholders have approved Proposals 1, 2, 3, and 4 by the vote required under the rules of the NASDAQ;
  there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by the Merger Agreement and there shall be no proceeding, of a judicial or administrative nature or otherwise, in progress or threatened that relates to or results from the transactions contemplated by the Merger Agreement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Merger Agreement or be inconsistent with any governmental consents, waivers, permits, orders, or approvals required by the Merger Agreement;
  the Merger Agreement has not been terminated in accordance with the terms of the Merger Agreement; and
  all governmental consents, waivers, permits, orders, and approvals required in connection with the proposed Merger have been obtained.

In addition, the obligation of the Company and Dinoking to effect the Merger is subject to the satisfaction or waiver, at or prior to the closing of the Merger, of certain additional conditions.

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Conduct of the Company’s Business and Dinoking’s Business Prior to Closing (See page 53)

In the Merger Agreement, the Company and Dinoking have agreed that, between the date of the Merger Agreement and the closing of the proposed Merger, they will continue to carry on their respective businesses in the ordinary course and will work to preserve the attendant goodwill and assets of their respective businesses. In addition, subject to various exceptions, limitations, and conditions set forth in the Merger Agreement, Dinoking has agreed to abide by certain covenants between the date of the Merger Agreement and the closing of the proposed Merger.

Completion of the Merger

It is currently anticipated that the Merger will close as soon as possible after all requisite approvals are obtained and all conditions have been satisfied, or where not prohibited by applicable law, waived.

The Company’s Board of Directors reserves the right to cancel or defer the timing of the Merger, even if the Company’s shareholders vote to approve all of the Merger Proposals and the other conditions to completion of the Merger are satisfied or waived, if the Board of Directors determines that the Merger is no longer advisable and in the best interests of the Company and its shareholders.

Effect of the Merger on the Company’s Shareholders (See page 48)

Upon the closing of the Merger, and assuming conversion of the Convertible Note, but prior to payment of any Future Contingent Payments by the Company, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) would together hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company.

Interests of the Company’s Directors and Executive Officers in the Merger (See page 105)

When considering the recommendation of the Company’s Board of Directors to approve each of the Merger Proposals, you should be aware that certain of the Company’s directors and executive officers have interests in the Merger other than their interests as shareholders of the Company generally, pursuant to individual agreements with certain officers and directors. These interests are different from your interests as a shareholder. The Company’s Board of Directors has taken these additional interests into consideration in recommending the approval of each of the Merger Proposals.

Shares Owned by the Company’s Directors and Executive Officers (See page 108)

As of August 28 , 2015, the Company’s directors and executive officers and their affiliates owned and were entitled to vote 1,634,537 shares of the Company’s common stock, or shares representing approximately 33% of the combined voting power of the Company’s outstanding common stock entitled to vote with respect to each of the proposals.

Sellers Capital Master Fund, Ltd., the Company’s largest shareholder, and each director and executive officer of the Company have entered into Shareholder Voting Agreements with Dinoking, pursuant to which they have agreed to vote in favor of the Merger Proposals at the Special Meeting. As of August 28 , 2015, Sellers Capital Master Fund, Ltd., directors and executive officers of the Company and their affiliates beneficially owned approximately 33% of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

Regulatory Approvals and Consents (See page 48)

The closing of the Merger is subject to certain regulatory approvals, including the filing with, and approval of, the SEC of this proxy statement, and the approval by the NASDAQ of (i) the Company’s issuance of shares of the Company’s common stock as consideration for the Merger, (ii) the listing of the shares of the Company’s common stock issuable upon exchange of Exchangeable Shares, (iii) the listing of the shares of the Company’s common stock to be issued upon conversion of the Convertible Note, and (iv) the listing of the shares of the Company’s common stock potentially issuable as Future Contingent Payments. In addition, the Company may be required to give notice under Section 12 of the Investment Canada Act.

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Agreements Entered into in Connection with the Merger (See page 51)

The following agreements have been entered into in connection with the Merger or will be entered into at the closing of the Merger:

Support Agreement

At the closing of the Merger, the Company and Exchangeco will enter into the Support Agreement, which will set forth terms related to the Exchangeable Shares and will contain certain covenants governing the relationship between the Company and Exchangeco so long as Exchangeable Shares are outstanding. The form of Support Agreement is attached as Annex E to this proxy statement.

Success Payment Agreement

In connection with the execution of the Merger Agreement, the Company and the Dinoking Shareholders entered into a Success Payment Agreement, which provides for the payment by the Company to the Dinoking Shareholders of the Future Contingent Payments based on Dinoking’s execution of certain third-party agreements. The Success Payment Agreement is attached as Annex F to this proxy statement.

Shareholder Voting Agreements

In connection with the execution of the Merger Agreement, Sellers Capital Master Fund, Ltd., the Company’s largest shareholder, and each director and executive officer of the Company entered into Shareholder Voting Agreements with Dinoking, pursuant to which they have agreed to vote in favor of the Merger Proposals at the Special Meeting. The Shareholder Voting Agreement entered into among Dinoking and Sellers Capital Master Fund, Ltd. is attached as Annex G-1 and the form of Shareholder Voting Agreement entered into among the Dinoking and each director and executive officer of the Company is attached as Annex G-2 to this proxy statement.

Corporate Governance Agreement

At the closing of the Merger, the Company will enter into the Corporate Governance Agreement with the Dinoking Shareholders, pursuant to which the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) will have the right as of the closing of the Merger to appoint up to four members of the Company’s Board of Directors, which is then required to be composed of seven members. If the DK Group appoints four directors, it will have majority control over the Company’s Board of Directors. The Corporate Governance Agreement also provides that Mr. Bao will be appointed Executive Chairman of the Board and the President of the Company. This board appointment provision, along with other related provisions in the Corporate Governance Agreement, also applies to each subsidiary of the Company. The form of Corporate Governance Agreement is attached as Annex H to this proxy statement.

Registration Rights Agreement

At the closing of the Merger, the Company will enter into a Registration Rights Agreement with the Dinoking Shareholders . Pursuant to the Registration Rights Agreement, the Company will be required to register with the SEC the shares of the Company’s common stock held by the Dinoking Shareholders and their permitted assigns upon demand at any time after the closing of the proposed Merger, and the parties will be required to provide customary mutual indemnities in connection with such registration. The form of Registration Rights Agreement is attached as Annex I to this proxy statement.

Composition of the Company’s Board of Directors (See page 118)

Pursuant to the Corporate Governance Agreement, the DK Group will have the right, at the closing of the Merger, to appoint up to four members of the Company’s Board of Directors, which will then be set at seven members. For more information on the directors Dinoking expects to elect to the Company’s Board of Directors, see the section entitled “Information About Directors to Be Appointed Upon Closing of the Merger” in this proxy statement.

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Material U.S. Federal Income Tax Consequences

There are no material U.S. federal income tax consequences to the Company’s current shareholders that will result from the Merger or the issuance of the shares of the Company’s common stock in connection with the Merger and in the transactions contemplated by the Merger Agreement.

Accounting Treatment

Merger

The transaction will be accounted for as a reverse acquisition under the acquisition method of accounting, which requires determination of the accounting acquirer. The accounting guidance for business combinations, Accounting Standards Codification 805, provides that in identifying the acquiring entity in a combination effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including the relative voting rights of the shareholders of the constituent companies in the combined company, the existence of a large minority voting interest in the combined entity if no other owner or organized group of owners has a significant voting interest, the composition of the board of directors and senior management of the combined company, the relative size of each company and the terms of the exchange of equity securities in the business combination, including payment of any premium.

The DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) will be entitled to designate the majority of the board of directors of the combined company, and the DK Group will receive approximately 47% of the equity securities and voting rights of the combined company. As such, Dinoking is considered to be the acquirer of the Company for accounting purposes. This means that Dinoking will allocate the purchase price to the fair value of the Company’s assets and liabilities at the acquisition date, with any excess purchase price being recorded as goodwill.

Certain Aspects of Customer Arrangements

Although the Company and Dinoking are both in the business of providing exhibition content and related services to their customers, the nature of each company’s customer arrangements and the underlying performance obligations or deliverables are substantially different. Dinoking recognizes revenue under its customer arrangements related to the following deliverables: the provision of animatronic equipment under lease arrangements (and related executory items), exhibition design support, and equipment installation support and training. The Company recognizes revenue under its customer arrangements related to the following deliverables: license of exhibition content and exhibition set up, management and merchandising services.

The predominant deliverable in Dinoking’s customer arrangements is animatronic equipment that is explicitly identified in those arrangements, and Dinoking conveys the right to use that equipment to its customers for a term specified in the arrangement. The equipment is purchased by Dinoking from an independent third party, and Dinoking does not hold any intellectual property related to the equipment. Any software embedded in the animatronic equipment (related to motion sensors or programmed movements) is incidental to the equipment overall. Therefore, the equipment has a finite life and does not meet the characteristics of assets excluded from the scope of Accounting Standards Codification Topic 840, Leases (“Topic 840”). In contrast, the Company’s exhibition arrangements contain licenses to exhibitry that contains artifacts, anatomical specimens and organs, and related content built around such artifacts and specimens. This exhibitry is consistent with the types of intangibles that are excluded from the scope of Topic 840.

Accordingly, Dinoking’s customer arrangements are primarily within the scope of Topic 840 while the Company’s customer arrangements are primarily service arrangements accounted for in accordance with SAB Topic 13, Revenue Recognition and other applicable guidance. Both the Company and Dinoking apply the provisions of Accounting Standards Codification Subtopic 605-25, Revenue Recognition – Multiple Element Arrangements, to determine whether to separate the deliverables in its arrangements for accounting purposes, and if so, how to allocate the arrangement consideration to those deliverables. In the case of Dinoking arrangements within the scope of Topic 840, this is limited to separation of deliverables and allocation of fees for deliverables within the scope of Topic 840 (lease deliverables) from those not within its scope (non-lease deliverables).

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Termination of the Merger Agreement (See page 58)

Either the Company or Dinoking may terminate the Merger Agreement if any condition applicable to its obligation to close the proposed Merger is not satisfied on or before the “Drop Dead Date.” In the Merger Agreement, the “Drop Dead Date” is defined as September 29, 2015 or such later date as may be agreed upon by the Company, Dinoking, and the Dinoking Shareholders, subject to certain exceptions, limitations, and conditions as set forth in the Merger Agreement , including if the terminating party has breached the Merger Agreement. Based on current circumstances, the Company believes that Dinoking does not have a termination right as a result of the Merger not being completed by September 29, 2015 .

Break-Up Fee (See page 56)

If the Company terminates the Merger Agreement in order to enter into a definitive written agreement with respect to a superior acquisition proposal, or if Dinoking terminates the Merger Agreement as a result of any of the conditions precedent to the Merger for the benefit of Dinoking not having been satisfied (other than those conditions relating to changes in the accuracy of the Company’s representations and warranties between the date of the Merger Agreement and the Effective Date) or as a result of the Company having failed to recommend its approval by its shareholders of the Merger Proposals or the Company approving a superior acquisition proposal, the Company must pay a $1,000,000 break-up fee to Dinoking.

The Convertible Note (See page 35)

On September 30, 2014, the Company entered into a Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP (the “Pentwater Notes”). The Pentwater Notes provided for a loan to the Company in the aggregate amount of $8.0 million. The Pentwater Notes provided for the payment by the Company of interest on a monthly basis at the rate of 12% per annum, and the Pentwater Notes included a maturity date of March 31, 2015. The terms of the Pentwater Notes provided the basis for the negotiation of an assumption and assignment of the Pentwater Notes and amendments to the facility under the Pentwater Notes, including an extension of maturity to April 2, 2016 to add the conversion feature and additional remedies and to remove certain covenants of the Company. The Convertible Note was issued by the Company to Mr. Daoping Bao, as agent (the “Agent”) for the various lenders listed therein on April 2, 2015 in connection with the execution of the Merger Agreement. The Convertible Note was issued by the Company to the Agent as an amendment and restatement of the Pentwater Notes and included an increase in the aggregate principal amount to $13.5 million . As of June 30, 2015, the principal amount of the Convertible Note has been drawn down by the additional $5.5 million available to the Company.

The principal amount of the Convertible Note plus all accrued and unpaid interest will automatically convert into 3,013,393 shares of the Company’s common stock, at a conversion price of $4.48 per share, on the first business day after the Company’s shareholders approve the issuance of the common stock of the Company on the conversion (Proposal 4 ). If shareholders do not approve Proposal 4, the Convertible Note will not automatically convert into shares of the Company’s common stock and will remain due and payable on April 2, 2016.

A copy of the Convertible Note is attached as Annex J to this proxy statement.

Financial Statements of Dinoking (See page F-A-1 )

For historical audited financial statements of Dinoking for its fiscal years ended December 31, 2014 and 2013 and unaudited financial statements for the three and six months ended June 30 , 2015, see “Index to Dinoking Tech Inc. Consolidated Financial Statements”.

Financial Statements of the Company (See page F-B-1)

For historical audited financial statements of the Company for its fiscal years ended February 28, 2015 and 2014 and unaudited financial statements for the three months ended May 31, 2015 and 2014, see “Index to Premier Exhibitions, Inc. Consolidated Financial Statements”.

Pro Forma Financial Statements of the Combined Company (See Annex A)

For pro forma financial statements of the combined company that will result from the Merger, see “Unaudited Pro Forma Condensed Combined Financial Statements” in Annex A .

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Recommendation of the Company Board of Directors

The Company’s Board of Directors has unanimously (with the exception of one abstension) determined that the Merger is in the best interests of the Company and its shareholders and has approved the Merger, the Merger Agreement, and each of the Merger Proposals set forth in this proxy statement. The Board of Directors recommends that the Company shareholders vote “FOR” each of the Merger Proposals and “FOR” the Adjournment Proposal.

Date, Time, Place, and Purpose of the Special Meeting (See page 23)

The Special Meeting will be held at the Courtyard by Marriott – Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on October 29 , 2015 at 9:00 a.m., local time.

Shareholders Entitled to Vote (See page 23)

The Board of Directors has fixed the close of business on September 15 , 2015 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting. As of September 15 , 2015, there were [·] shares of the Company’s common stock outstanding and entitled to vote and [·] holders of record.

Vote Required (See page 24)

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve each of the Merger Proposals and the Adjournment Proposal. You may cast separate votes on each proposal.

Abstaining votes and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present. Abstaining votes and broker non-votes will have no effect on the outcome of any of the proposals.

If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

The Company’s Board of Directors reserves the right, subject to payment of the break-up fee, to cancel or defer the timing of the Merger, even if the Company’s shareholders vote to approve all of the Merger Proposals and the other conditions to completion of the Merger are satisfied or waived, if the Board of Directors determines that the Merger is no longer advisable and in the best interests of the Company and its shareholders.

Appraisal Rights

Under Florida law, the Company’s shareholders do not have any “dissenters’ rights” or rights to an appraisal of the value of their shares in connection with the Merger or the issuance of the shares of the Company’s common stock at the closing of the Merger, upon the exchange of Exchangeable Shares, in connection with Future Contingent Payments, or upon the conversion of the Convertible Note.

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RISK FACTORS

In addition to the other information contained in, or incorporated by reference into, this proxy statement (including the risk factors applicable to the Company contained under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended February 28, 2015 , as such may be updated in the Company’s quarterly reports on Form 10-Q , the following factors should be considered carefully when considering risks related to the Merger, the proposals described in this proxy statement, and the combined company. These risks and uncertainties are not the only risks the Company, Dinoking, and the combined company may face, nor do they include all of the risks and uncertainties associated with the Merger. If any such risks actually occur, the business, prospects, financial condition, cash flows, and operating results of the Company, Dinoking, and the combined company could be materially adversely affected. See the section entitled “Where You Can Find Additional Information” in this proxy statement for information on where you can find the documents incorporated by reference into this proxy statement.

The Merger is subject to conditions to closing that could result in the Merger being delayed or not consummated and can be terminated in certain circumstances, each of which could negatively impact the Company’s stock price and future business and operations.

The Merger is subject to conditions to closing as set forth in the Merger Agreement, including obtaining the requisite approval of the Company’s shareholders. In addition, each of the Company and Dinoking has the right, in certain circumstances, to terminate the Merger Agreement. See the section of this proxy statement entitled “Merger Agreement” for a summary of such conditions and termination rights. If the Merger Agreement is terminated or any of the conditions to the Merger are not satisfied and, where permissible, not waived, the Merger will not be consummated. Failure to consummate the Merger or any delay in the consummation of the Merger or any uncertainty about the consummation of the Merger may adversely affect the Company’s stock price or have an adverse impact on the Company’s future business operations.

If the Merger is not completed, the Company’s ongoing business may be adversely affected and, without realizing any of the benefits of having completed the Merger, we would be subject to a number of risks, including the following:

·	negative reactions from the financial markets and from persons who have or may be considering business dealings with us;

·	financial difficulties that the Company may experience;

·	we will be required to pay certain costs relating to the Merger, whether or not the Merger is completed. We expect to incur acquisition-related expenses of approximately $1,000,000, consisting of legal and accounting fees and printing and other related charges in connection with the Merger. These amounts are preliminary estimates and the actual amounts may be higher or lower;

·	we have agreed to pay a break-up fee of $1,000,000 if the Merger Agreement is terminated in certain circumstances; and

·	the Convertible Note will not automatically convert into shares of the Company’s common stock and will remain due and payable on April 2, 2016.

In addition, we could be subject to litigation related to any failure to complete the Merger or related to any proceeding commenced against us seeking to require us to perform the Company’s obligations under the Merger Agreement.

The Merger will present challenges associated with integrating operations, personnel, and other aspects of the companies and assumption of liabilities that may exist at Dinoking and which may be known or unknown by the Company.

The results of the combined company following the Merger will depend in part upon the Company’s ability to integrate Dinoking’s business with the Company’s business in an efficient and effective manner. The Company’s attempt to integrate two companies that have previously operated independently may result in significant challenges, and the Company may be unable to accomplish the integration smoothly or successfully. In particular, the necessity of coordinating geographically dispersed organizations and addressing possible differences in corporate cultures and management philosophies may increase the difficulties of integration. Dinoking has operated in Canada and exists under the laws of the province of British Columbia, with substantially all of its personnel and operations in Canada. The integration will require the dedication of significant management resources to become familiar with the Canadian operations and the culture of Dinoking, which may temporarily distract management’s attention from the day-to-day operations of the businesses of the combined company. In addition, the combined company may adjust the way in which Dinoking or the Company has conducted its operations and utilized its assets, which may require retraining and development of new procedures and methodologies. The process of integrating operations and making such adjustments after the Merger could cause an interruption of, or loss of momentum in, the activities of one or more of the combined company’s businesses and the loss of key personnel. Employee uncertainty, lack of focus, or turnover during the integration process may also disrupt the businesses of the combined company. Any inability of management to integrate the operations of the Company and Dinoking successfully could have a material adverse effect on the business and financial condition of the combined company.

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In addition, the Merger will subject the Company to contractual or other obligations and liabilities of Dinoking, some of which may be unknown. Although the Company and its legal and financial advisors have conducted due diligence on Dinoking and its business, there can be no assurance that the Company is aware of all obligations and liabilities of Dinoking. These liabilities, and any additional risks and uncertainties related to Dinoking’s business and to the Merger not currently known to the Company or that the Company may currently be aware of, but that prove to be more significant than assessed or estimated by the Company, could negatively impact the business, financial condition, and results of operations of the combined company following consummation of the Merger.

The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Merger.

The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the Merger for several reasons. For example, the pro forma financial statements have been derived from the historical financial statements of the Company and Dinoking and certain adjustments and assumptions have been made regarding the combined company after giving effect to the Merger. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the Merger. For example, the impact of any incremental costs incurred in integrating the Company and Dinoking is not reflected in the pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the Merger. The Company’s stock price may be adversely affected if the actual results of the combined company fall short of the pro forma financial statements contained in this proxy statement. See the Unaudited Pro Forma Condensed Combined Financial Statements attached as Annex A to this proxy statement.

Completion of the Merger, including the conversion of the Convertible Note, would result in the issuance of a significant amount of additional shares of the Company’s common stock, which would reduce the voting power of the Company’s current shareholders and may depress the trading price of the Company’s common stock.

Completion of the Merger would result in the issuance of a significant amount of shares of the Company’s common stock. Upon completion of the Merger, assuming conversion of the Convertible Note, but prior to any issuance of shares of the Company’s common stock potentially issuable as Future Contingent Payments, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) would together hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the equity and voting power of the Company. The Company’s shareholders would experience further dilution in their voting power in the event we issue shares of the Company’s common stock as Future Contingent Payments to the Dinoking Shareholders. For additional information regarding Future Contingent Payments and potential dilution, see the section entitled “The Merger Proposals - Proposal 3 - Issuance of Premier Common Stock Potentially Issuable as Future Contingent Payments.” As a result, the Company’s existing shareholders will not exert the same degree of voting power with respect to the combined company that they did before the consummation of the Merger. Further, the issuance of such a significant amount of common stock, and its potential sale in the public market from time to time, could depress the trading price of the Company’s common stock and you may lose all or a part of your investment.

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If any of the Merger Proposals are not approved by the Company’s shareholders, Dinoking may decide to terminate the Merger Agreement or we may restructure the terms of the Merger.

The Company’s shareholders must approve all of the Merger Proposals as a condition to the closing of the Merger. If the Company’s shareholders fail to approve any of the Merger Proposals, Dinoking may terminate the Merger Agreement or we may decide to propose a restructuring of the terms of the Merger. Proposals 1, 2 and 3 constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement. In addition, if we terminate the Merger Agreement in order to enter into a definitive written agreement with respect to a superior acquisition proposal, or if Dinoking terminates the Merger Agreement as a result of any of the conditions precedent to the Merger for the benefit of Dinoking not having been satisfied (other than those conditions relating to changes in the accuracy of the Company’s representations and warranties between the date of the Merger Agreement and the Effective Date) or as a result of us having failed to recommend approval by our shareholders of the Merger Proposals or the Company approving a superior acquisition proposal, we must pay a $1,000,000 break-up fee to Dinoking. We can provide no assurance that Dinoking would be receptive to renegotiating the terms of the Merger and the Merger Agreement, or whether we would be able to negotiate terms that are as favorable as the terms currently proposed. In addition, a renegotiation of the Merger Agreement would further delay the closing of the Merger and would cause us to incur additional costs and expenses.

NASDAQ may not approve the Company’s listing application in connection with the Merger.

The approval by NASDAQ of the listing of the shares of the Company’s common stock issued as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, and the shares potentially issuable as Future Contingent Payments, and the shares issuable upon conversion of the Convertible Note, is a condition to the closing of the Merger. Although we have applied to list the shares of the combined, post-Merger company on NASDAQ, we can provide no assurance that NASDAQ will approve our listing application. If NASDAQ does not approve our listing application, we may be unable to complete the Merger or, even if we are able to complete the Merger, the shares of the combined, post-Merger company may not be approved for listing on NASDAQ. If our shares are not listed on NASDAQ, they may have limited trading volume and liquidity. Our inability to close the Merger or failure to have our shares listed on NASDAQ could adversely impact our future business operations and financial condition.

Dinoking may be less valuable to us than expected.

The value of Dinoking to us is based in large part on the profitability of its existing dinosaur and other exhibitions, its plans for expansion into China, and its potential ability to extend the Company’s exhibitions into China. This requires us to make assumptions regarding the valuation of Dinoking, the profitability and popularity of Dinoking’s exhibitions, and the estimated capital needs of Dinoking as it works to expand into China. Dinoking’s exhibitions may not remain profitable or Dinoking may be unable able to have profitable exhibitions in the future. In addition, expanding into a new territory such as China involves significant capital expenditures and we may be required to seek additional financing to fund Dinoking’s, as well as the Company’s, potential expansion into China. Furthermore, Dinoking’s or the Company’s exhibits may not be profitable in China. If, after the Company’s combination with Dinoking, we are unable to maintain the profitability of Dinoking’s existing exhibitions, develop new exhibition concepts for Dinoking, or successfully expand into China, we may not achieve the desired return on the Company’s acquisition of Dinoking, and the Company’s results of operations could be harmed.

The Company will incur significant transaction, combination-related and restructuring costs in connection with the Merger.

The Company expects to incur transaction fees and other expenses related to the Merger totaling approximately $1,000,000, including filing fees, legal and accounting fees, soliciting fees, regulatory fees, and printing and mailing costs. The Company also expects to incur significant costs associated with combining the operations of the two companies. It is difficult to predict the amount of these costs before we begin the integration process. The combined company may incur additional unanticipated costs as a consequence of difficulties arising from efforts to integrate the operations of the two companies. Although we expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, can offset incremental transaction, combination-related, and restructuring costs over time, we may not be able to achieve this net benefit in the near term, or at all. If the Merger is not completed, the Company would have to recognize these expenses without realizing the expected benefits of the Merger.

The officers and directors of the Company may have interests that are different from the interests of the Company’s shareholders.

The Merger may constitute a change of control under the Company’s 2009 Equity Incentive Plan, as amended (the “Plan”), in the event the DK Group obtains more than 50% of the Company’s outstanding common stock or voting securities, which may occur upon the payment of Future Contingent Payments in shares of the Company’s common stock, or upon the DK Group’s appointment of four members to the Company’s Board of Directors pursuant to the Corporate Governance Agreement. Assuming that the Merger results in a change in control of the Company, any unvested equity incentive awards (stock options) that are outstanding will become vested. As of the date of this proxy statement, only the Company’s Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, Michael J. Little, holds unvested stock options which would vest and become exercisable upon a change in control of the Company and Mr. Little’s termination by the Company “without cause” or his resignation from the Company with “good reason” within two years from the date of such change of control (as set forth in his employment agreement). In addition, the Company has agreements with certain executive officers that provide for severance benefits or certain payments if either the combined company terminates his employment “without cause,” or the officer terminates his employment for “good reason” following the Merger (as set forth in their respective employment agreements). For more information, see the section entitled “Interests of Certain Persons in Matters to Be Acted Upon” in this proxy statement.

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After the closing of the Merger, the DK Group will be the Company’s largest shareholder group and may have interests that are different than other shareholders of the Company.

Upon the closing of the Merger, and assuming conversion of the Convertible Note, but prior to payment of Future Contingent Payments, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) would together hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company and would together be the Company’s largest shareholder group . The DK Group may also potentially control the Board of Directors depending on whether they exercise their right under the Corporate Governance Agreement to appoint four members to the Board of Directors, which will be composed of seven members. The DK Group may influence the outcome of various actions that require shareholder approval, including the election of the Company’s directors, delaying or preventing a transaction in which shareholders might receive a premium over the prevailing market price for their shares, and preventing changes in management .

The Merger may be deemed to be a change of control that would cause the Company to lose its ability to utilize its net operating loss carryforwards.

In the event the Merger is deemed to constitute a “change in control” (as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”)), the Company’s net operating loss carryforwards generated prior to the ownership change would be subject to annual limitations, which could reduce, eliminate, or defer the utilization of these losses. A “change in control” includes a more than 50% point increase in the ownership of our common stock by certain equity holders who are defined in Section 382 of the Code as “5% shareholders.” The Internal Revenue Service has viewed an acquisition of an ownership percentage in a company that is represented by certain equity instruments, including common shares, that are issued in connection with a change in the Board of Directors to include the holders of the equity instruments or their agents as indicative of a transfer of a beneficial ownership interest in a company under Section 382 of the Code. Accordingly, the DK Group’s appointment of four directors to the Board of Directors pursuant to the Corporate Governance Agreement together with the issuance of shares of common stock to the DK Group in connection with the Merger and in the transactions contemplated in the Merger Agreement could be viewed as contributing to a more than 50% point change in control of the Company under Section 382 of the Code.

The Merger Agreement contains provisions that may discourage other companies from trying to acquire the Company.

The Merger Agreement contains provisions that may discourage a third-party from submitting an acquisition or business combination proposal (referred to in this paragraph as an “acquisition proposal”) to the Company prior to the closing of the Merger that might result in greater value to the Company’s shareholders than the Merger. The Merger Agreement generally prohibits the Company from soliciting any alternative acquisition proposal, although the Company may terminate the Merger Agreement prior to the Special Meeting in order to accept an unsolicited acquisition proposal that the Company’s Board of Directors determines is superior to the Merger. In addition, before the Company’s Board of Directors may withdraw or modify its recommendation contained in this proxy statement or the Company may terminate the Merger Agreement to enter into a transaction that the Company’s Board of Directors determines is superior to the Merger, Dinoking has the opportunity to negotiate with the Company to modify the terms of the Merger in response to any competing acquisition proposals that may be made. If the Company’s Board of Directors determines that an unsolicited acquisition proposal is superior to the Merger and terminates the Merger Agreement, the Company is obligated to pay a $1,000,000 break-up fee to Dinoking, which would represent an additional cost for a potential third-party seeking an acquisition of, or business combination with, the Company.

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THE MEETING

Purpose of the Meeting

This proxy statement is furnished in connection with the solicitation of proxies of the Company’s shareholders by the Board of Directors of the Company for use at the Special Meeting to be held at the Courtyard by Marriott – Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on October 29 , 2015 at 9:00 a.m., local time, and at any adjournments or postponements thereof. The Special Meeting is being called to consider the following matters:

Proposal 1:	approval of an amendment to the Company’s Amended Articles of Incorporation to create the two classes of Special Voting Shares;
Proposal 2:	approval of the issuance of shares of the Company’s common stock as consideration for the Merger, including the Merger Shares and the shares issuable upon the exchange of the Exchangeable Shares ;
Proposal 3:	approval of the issuance of shares of the Company’s common stock potentially issuable as Future Contingent Payments;
Proposal 4:	approval of the issuance of shares of the Company’s common stock upon the conversion of the Convertible Note; and
Proposal 5 :	approval of the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve and adopt any of Proposals 1 through 4 .

The approval of Proposals 1 through 4 , also known as the Merger Proposals, is necessary for the Company to complete the Merger, as contemplated by the Merger Agreement. See the sections entitled “The Merger” and “Merger Agreement” in this proxy statement for further information about the Merger and the Merger Agreement. If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

Record Date and Outstanding Shares

The holders of record of the Company’s common stock at the close of business on September 15 , 2015, the Record Date, are entitled to notice of, to attend, and to vote on the proposals at, the Special Meeting, or any adjournment or postponement thereof. On the Record Date, there were [·] shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Voting Instructions

Each holder of the Company’s common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. Shares of the Company’s common stock represented by properly executed proxies received before the Special Meeting will be voted at the Special Meeting in the manner specified on the proxies. Physical proxies that are properly executed and timely submitted but which do not contain specific voting instructions will be voted “FOR” each of the proposals to be voted on at the Special Meeting by the proxy holders. The proxy holders will use their discretion on any other proposals and matters that may be brought before the Special Meeting.

If you are a shareholder of record at the close of business on the Record Date, you may vote in person at the Special Meeting or by proxy. You have three ways to vote by proxy:

·	Submitting a proxy by Mail: sign, date, and mail in your proxy card using the accompanying postage paid, pre-addressed, envelope;

·	Submitting a proxy by Telephone: submit a proxy by calling 1-888-991-8683; or

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·	Submitting a proxy via the Internet: connect to the Internet site at www.cesvote.com.

Instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this proxy statement. Because the Internet and telephone services authenticate shareholders by use of a control number, you must have the Notice of Special Meeting or proxy card available in order to use these services to vote. Proxies submitted via the Internet or telephone must be received by 11:59 p.m., Eastern Time, on October 28 , 2015. Proxies submitted by the mail must be received no later than October 28, 2015 . If you choose to vote via the Internet or telephone, you do not need to return the proxy card. The voting instructions above are for registered holders only.

If your shares of the Company’s common stock are held by a broker, bank, trust, or other nominee, then you are not the shareholder of record. Therefore, to vote at the Special Meeting, you must bring the appropriate documentation (including a legal proxy) from your broker, bank, trust, or other nominee confirming both (i) your beneficial ownership of such shares and (ii) that the broker, bank, trust or other nominee is not voting the shares at the Special Voting Meeting . If you prefer to have your broker, bank, trust, or other nominee vote your shares for you, you should follow the directions provided by your broker, bank, trust, or other nominee, the voting instructions on the proxy card accompanying this proxy statement or the voter instruction form enclosed in the envelope with the proxy statement. Because each of the proposals to be considered at the Special Meeting constitutes a non-routine matter, your broker, bank, trust, or other nominee will only vote your shares of the Company’s common stock if you provide voting instructions. The only way a broker non-vote would result at the Special Meeting is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal.

Revocation of Proxies

You may revoke your proxy and/or change your vote at any time before your shares are voted at the Special Meeting. If you are a shareholder of record at the close of business on the Record Date and deliver a duly executed proxy, you may revoke any duly executed proxy given pursuant to this solicitation, at any time before it is voted, by doing any of the following:

·	Connect to the Internet site at www.cesvote.com by 11:59 p.m., Eastern Time, on October 28 , 2015;
·	Call 1-888-693-8683 by 11:59 p.m., Eastern Time, on October 28 , 2015;
·	Deliver a duly executed proxy bearing a later date by October 28 , 2015;
·	Deliver a written notice of revocation by October 28 , 2015; or
·	Attend the Special Meeting and vote in person (but your attendance at the Special Meeting, in and of itself, is not enough to revoke your proxy).

The instructions above are for registered holders only. If your shares are held through a broker, bank, trust, or other nominee, you should contact your broker, bank, trust or other nominee to change your vote.

Votes Required to Approve the Proposals

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve each of the Merger Proposals and the Adjournment Proposal.

In connection with the execution of the Merger Agreement, Sellers Capital Master Fund, Ltd., the Company’s largest shareholder, and each director and executive officer of the Company entered into a Shareholder Voting Agreement (a “Shareholder Voting Agreement”) with Dinoking, pursuant to which they have agreed to vote in favor of each of the Merger Proposals at the Special Meeting. As of August 28 , 2015, Sellers Capital Master Fund, Ltd., directors and executive officers of the Company, and their affiliates beneficially owned approximately 33% of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting. The Company’s board has determined that Sellers Capital Master Fund, Ltd. is entitled to vote all of its shares in connection with the proposals to be voted on by the shareholders at the meeting, including the shares subject to the Convertible Note Purchase Agreement entered into between the Company and Sellers Capital Master Fund, Ltd. in 2009.

As of the close of business on the Record Date, there were [●] shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Effect of Broker Non-Votes and Abstentions

Abstaining votes and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present.

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Abstaining votes will have no effect on the outcome of any of the proposals. For shares held in “street name” through a broker, bank, trust, or other nominee, the broker, bank, trust, or other nominee will not be permitted to exercise voting discretion with respect to any of the matters to be acted upon at the Special Meeting. Thus, if shareholders do not give their broker, bank, trust, or other nominee specific instructions, their shares may not be voted on those matters. The only way a broker non-vote would result at the Special Meeting is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one or more proposals but do not provide it with instructions on how to vote your shares with respect to at least one other proposal. Each of the Merger Proposals (Proposals 1 through 4 ) and the Adjournment Proposal (Proposal 5 ) are considered non-routine matters, and the broker, bank, trust, or other nominee cannot vote the shares on these proposals if it has not received voting instructions from the beneficial owner of the shares.

Recommendation of the Board of Directors Regarding the Proposals

The Company’s Board of Directors has unanimously (with the exception of one abstension) approved the Merger, the Merger Agreement, and each of the Merger Proposals and recommends that the Company’s shareholders vote “FOR” each of the Merger Proposals and “FOR” the Adjournment Proposal. If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to agree to proceed with any or all of the approved Merger Proposals and restructure the terms and conditions of the Merger. The Company would have no obligation to do so. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement. Dinoking also has the right to terminate the Merger Agreement if any of the Merger Proposals do not receive the requisite shareholder approval, in which case the Company must pay a $1,000,000 break-up fee to Dinoking. For a discussion of the reasons why the Board of Directors believes the Merger is in the best interests of the Company’s shareholders and why it approved the Merger and the Merger Agreement, see the section entitled “The Merger—Reasons for the Proposed Merger” in this proxy statement.

Quorum

In order to carry out the business of the Merger Proposals and the Adjournment Proposal at the Special Meeting, a quorum, consisting of shareholders holding a majority of the shares entitled to vote at the Special Meeting, must be represented at the Special Meeting, either in person or by proxy. Abstaining votes and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present. Failure of a quorum to be represented at the Special Meeting will necessitate an adjournment or postponement of the Special Meeting, subject us to additional expense, and potentially delay the closing of the Merger.

Costs of Solicitation

This solicitation is being made on behalf of the Company by its Board of Directors, and the Company will bear the cost of soliciting proxies for the Special Meeting. Proxies may be solicited by directors, officers, or regular employees in person, by personal interview, telephone, electronic mail, or otherwise. None of the Company’s directors, officers, or employees will receive any additional compensation for soliciting proxies on behalf of the Board of Directors.

The Company has engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting and estimates that it will pay Alliance Advisors, LLC a fee of approximately $12,000. The Company has also agreed to reimburse Alliance Advisors, LLC for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify Alliance Advisors, LLC against certain losses, costs, and expenses.

Other Business

We know of no business that will be presented for consideration at the Special Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Special Meeting, it is intended that proxies solicited by the Company’s Board of Directors will be voted according to the best judgment of the proxy holder(s).

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Presence of Independent Registered Accounting Firm

A representative from Cherry Bekaert LLP, the Company’s independent auditors for the current fiscal year and for the year ended February 28, 2015, is expected to be present at the Special Meeting. The representative from Cherry Bekaert LLP will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

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THE MERGER PROPOSALS

On April 2, 2015, the Company entered into a Merger Agreement with each of Dinoking, Exchangeco, and the Dinoking Shareholders, pursuant to which Exchangeco will acquire all of the outstanding capital stock of Dinoking, and Dinoking will become an indirect wholly-owned subsidiary of the Company, if the shareholders of the Company approve all of the Merger Proposals at the Special Meeting and the other conditions to completion of the Merger are satisfied or waived in accordance with the terms of the Merger Agreement.

The Company’s Board of Directors unanimously (with the exception of one abstension) approved the Merger, the Merger Agreement, and the Merger Proposals on April 2, 2015. No shareholder vote was required for entry into the Merger Agreement, and no shareholder vote is required for the consummation of the Merger itself pursuant to the Merger Agreement. We are, therefore, not seeking any approval or ratification of the Merger at the Special Meeting. Under Florida law, the Company’s shareholders do not have any “dissenters’ rights” or rights to an appraisal of the value of their shares in connection with the Merger or the Merger Proposals.

We are asking the Company’s shareholders to approve the issuance of the shares of the Company’s common stock as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, the shares potentially issuable as Future Contingent Payments, and the shares issuable upon conversion of the Convertible Note in order to comply with the NASDAQ Listing Rules, as further described below under “—NASDAQ Listing Rules.” In addition, the approval of the Company’s shareholders is required under Florida law in order to amend the Company’s Articles of Incorporation to create the Special Voting Shares .

The shares of the Company’s common stock issuable as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, the shares potentially issuable as Future Contingent Payments, and the shares issuable upon conversion of the Convertible Note, as well the Special Voting Shares, will be issued in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act, as amended (the “Securities Act”).

For a description of the Company’s common stock, see the section entitled “Description of the Company’s Common Stock” in this proxy statement.

Effect of the Merger Proposals

The Company will only be able to complete the Merger as contemplated by the Merger Agreement if all of the Merger Proposals are approved by the Company’s shareholders at the Special Meeting. If any of the Merger Proposals do not receive the requisite shareholder approval, Dinoking will not be obligated to close the Merger even if shareholders vote to approve any or all of the other Merger Proposals. The Company would be authorized to, but would not be obligated to, agree to proceed with any or all of the approved Merger Proposals and propose a restructuring of the terms and conditions of the Merger. Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement . Dinoking also has the right to terminate the Merger Agreement if any of the Merger Proposals do not receive the requisite shareholder approval, in which case the Company must pay a $1,000,000 break-up fee to Dinoking.

If all of the Merger Proposals are approved, upon the closing of the Merger, but prior to any payment of Future Contingent Payments, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) would together hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company, and Sellers Capital Master Fund, Ltd. would no longer be the Company’s largest shareholder.

The Company’s Board of Directors reserves the right to cancel, subject to payment of the break-up fee, or defer the timing of the Merger, even if shareholders of the Company vote to approve all of the Merger Proposals and the other conditions to completion of the Merger are satisfied or waived, if the Company’s Board of Directors determines that the Merger is no longer advisable and in the best interests of the Company and its shareholders.

You should carefully read the “Risk Factors” section of this proxy statement prior to voting on any of the Merger Proposals.

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NASDAQ Listing Rules

The Company’s common stock is listed on the NASDAQ, and we are, therefore, subject to the NASDAQ Listing Rules. Although we are not required to obtain shareholder approval in connection with the Merger, other than for the Company’s issuance of the Special Voting Shares, we are required under NASDAQ Listing Rules 5635(a)(1), 5635(b), and 5635(d) to seek shareholder approval of the Company’s proposed issuance of shares of the Company’s common stock in connection with the Merger and in the transactions contemplated by the Merger Agreement .

NASDAQ Listing Rule 5635(a)(1) requires shareholder approval prior to the issuance of securities “in connection with” the acquisition of the stock or assets of another company, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance. In addition, NASDAQ Listing Rule 5635(b) requires shareholder approval prior to the issuance of securities when such issuance or potential issuance will result in a change of control of a company.

NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. Following the closing of the Merger, assuming conversion of the Convertible Note, but prior to any payment of any Future Contingent Payments by the Company, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) would hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company, which would constitute a “change of control” under the NASDAQ Listing Rules.

In addition, under NASDAQ Listing Rule 5635(d), prior shareholder approval is required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock. NASDAQ has previously indicated that it will consider a series of issuances of shares to be a single issuance if certain factors exist, such as whether the individuals receiving shares in the issuances are the same, whether the issuances were planned at the same time, whether the issuances are contingent upon each other, the timing of the Board of Directors approval for the issuances, and the timing of the issuances. While the price for shares issuable upon the consummation of the Merger or the conversion of the Convertible Notes will equal or exceed the greater of the book or market value of the Company's common stock, the issuance of shares in connection with Future Contingent Payments may be at the price that is less than the greater of the book or market value of the Company’s common stock.

Therefore, we are requesting that the Company’s shareholders approve the issuance of the Company’s common stock as described in Proposals 2, 3, and 4 in order to comply with the NASDAQ Listing Rules.

Issuance of Common Shares and Registration Rights; Listing of Common Shares on NASDAQ

The issuance of the shares of the Company’s common stock as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, the shares potentially issuable as Future Contingent Payments, and the shares issuable upon conversion of the Convertible Note, as well as the issuance of the Special Voting Shares, will be exempt from registration under the Securities Act by reason of Section 4(a)(2) thereof. Therefore, the shares of the Company’s common stock issued in connection with the Merger and in transactions contemplated by the Merger Agreement may not be resold unless the shares become registered under the Securities Act or an exemption from registration is available.

The Special Voting Shares are not and will not be listed on any stock exchange.

At the closing of the Merger, the Company will enter into a Registration Rights Agreement with the Dinoking Shareholders. Pursuant to the Registration Rights Agreement, the Company will be required to register with the SEC the shares of the Company’s common stock held by the Dinoking Shareholders and their permitted assigns upon demand at any time after the closing of the proposed Merger, and the parties will be required to provide customary mutual indemnities in connection with such registration. The form of Registration Rights Agreement is attached as Annex I to this proxy statement.

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The approval by NASDAQ of the listing of the shares of the Company’s common stock issued as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, the shares potentially issuable as Future Contingent Payments, and the shares issuable upon conversion of the Convertible Note is a condition to the closing of the Merger.

PROPOSAL 1 – AMENDMENT TO THE COMPANY’S AMENDED ARTICLES OF INCORPORATION
TO CREATE THE SPECIAL VOTING SHARES

The following summary of the amendment described in this proposal is qualified in its entirety by the proposed text of the Amendment to the Company’s Amended Articles of Incorporation, which is attached as Annex C to this proxy statement.

We currently estimate that, at the closing of the Merger, the Company will issue 1,434,723 shares of the Company’s common stock to the Dinoking Shareholders as consideration for the acquisition of all of the outstanding shares of Dinoking’s capital stock, or, at the election of each Dinoking Shareholder, in Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). Exchangeable Shares are non-voting exchangeable shares in the capital of 1032403 B.C. Ltd., a wholly-owned subsidiary of the Company existing under the laws of the province of British Columbia (referred to as “Exchangeco”). Exchangeable Shares are immediately exchangeable on a one-for-one basis at the option of the holder into shares of the Company’s common stock.

Subject to the closing of the Merger, the Company proposes to issue to each of the Dinoking Shareholders one share of a newly created class of stock of the Company that provides for voting rights in the Company equal to the number of Exchangeable Shares held by the holder. These shares are referred to as the “Special Voting Shares.” To accomplish this, the Company will be required to authorize and issue the Special Voting Shares. An amendment to the Company’s Amended Articles of Incorporation will be required to authorize and issue the Special Voting Shares.

The amendment to the Company’s Amended Articles of Incorporation, if approved, would authorize the creation of two new classes of Special Voting Shares to be designated as Class 1 Special Voting Stock (the “Class 1 Stock”) and Class 2 Special Voting Stock (the “Class 2 Stock”). If approved, a single share of Class 1 Stock and a single share of Class 2 Stock would be authorized and, following completion of the Merger, outstanding. The share of Class 1 Stock and the share of Class 2 Stock would be entitled to a number of votes with respect to any matter properly submitted to a vote of the Company’s shareholders equal to the number of Exchangeable Shares held by the holder of such share at the time of such vote, and except as otherwise required by law, the holders of the Company’s common stock and the holders of the Class 1 Stock and Class 2 Stock will vote together as a single class with the holders of the Company’s common stock on all matters properly submitted to a vote of the holders of the Company’s common stock, including the election of directors. The Class 1 Stock and the Class 2 Stock are identical; the Class 1 Stock will be issued to one Dinoking Shareholder, and the Class 2 Stock will be issued to another Dinoking Shareholder.

In the event of any liquidation, dissolution, or winding up of the Company, the holders of the Class 1 Stock and Class 2 Stock will not be entitled to receive any assets of the Company available for distribution to the Company’s shareholders. The share of the Class 1 Stock and the share of the Class 2 Stock will not be entitled to receive dividends and will not be redeemable. In addition, such shares cannot be converted into, or exchanged for, shares of any other series or class of capital stock of the Company. At such time as the Class 1 Stock or the Class 2 Stock has no votes attached to it because there are no Exchangeable Shares held by the holder of such stock, the share of Class 1 Stock or Class 2 Stock, as applicable, will be cancelled. For additional information concerning the terms of Exchangeable Shares, see “Proposal 2—Issuance of Premier Common Stock as Consideration for the Merger” in this proxy statement.

Shareholder Approval Condition

If Proposal 1 is not approved by the Company’s shareholders, we will not be able to create and issue the Special Voting Shares to the Dinoking Shareholders as contemplated by the Merger Agreement, which may cause Dinoking to terminate the Merger Agreement and the Company to pay the $1,000,000 break-up fee, or require us to propose a restructuring of the terms of the Merger.

Proposals 1, 2 and 3 constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

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Vote Required to Approve Proposal 1

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve Proposal 1. Abstentions and broker non-votes will have no effect on Proposal 1.

Recommendation of the Board of Directors

The Company’s Board of Directors recommends that shareholders vote “FOR” Proposal 1.

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PROPOSAL 2 – ISSUANCE OF PREMIER COMMON STOCK
AS CONSIDERATION FOR THE MERGER

The following summary of the terms and conditions of the issuance of shares of the Company’s common stock as consideration for the Merger, including the Merger Shares and the shares issuable upon the exchange of the Exchangeable Shares, is qualified in its entirety by reference to the text of the Merger Agreement and the Support Agreement attached as Annex B, and Annex E to this proxy statement, respectively.

Merger Consideration

We currently estimate that, at the closing of the Merger, the Company will issue 1,434,723 shares of the Company’s common stock to the Dinoking Shareholders as consideration for the acquisition of all of the outstanding shares of Dinoking’s capital stock or, at the election of each Dinoking Shareholder, Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). Exchangeable Shares are non-voting exchangeable shares in the capital of Exchangeco. Exchangeable Shares are immediately exchangeable on a one-for-one basis at the option of the holder into shares of the Company’s common stock.

Subject to an adjustment ratio set forth in the Merger Agreement, the exchange ratio per Dinoking share is also follows: (i) 342.582 shares of the Company or 342.582 Exchangeable Shares per each share of Dinoking common stock and (ii) 395.565 shares of the Company or 395.565 Exchangeable Shares per each share of Dinoking preferred stock.

For a detailed description of the terms of the Exchangeable Shares, see the section entitled “The Merger—Securities to Be Issued by Premier in the Proposed Merger—Exchangeable Shares” in this proxy statement.

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Shareholder Approval Condition

If Proposal 2 is not approved by the Company’s shareholders, we will not be able to issue shares of the Company’s common stock to the Dinoking Shareholders as consideration for the Merger, including the Merger Shares and the shares issuable upon exchange of the Exchangeable Shares , which may cause Dinoking to terminate the Merger Agreement and the Company to pay the $1,000,000 break-up fee to Dinoking, or cause us to propose a restructuring of the terms of the Merger.

Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

Vote Required to Approve Proposal 2

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve Proposal 2. Abstentions and broker non-votes will have no effect on Proposal 2.

Recommendation of the Board of Directors

The Company’s Board of Directors recommends that shareholders vote “FOR” Proposal 2.

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PROPOSAL 3 – ISSUANCE OF PREMIER COMMON STOCK POTENTIALLY ISSUABLE
AS FUTURE CONTINGENT PAYMENTS

The following summary of the terms and conditions of the potential issuance of shares of the Company’s common stock as Future Contingent Payments is qualified in its entirety by reference to the text of the Merger Agreement and the Success Payment Agreement, attached as Annex B and Annex F to this proxy statement, respectively.

Future Contingent Payments

Subject to the closing of the Merger, the Company has agreed to Future Contingent Payments to the Dinoking Shareholders of up to $8,562,715 payable in either cash or shares of the Company’s common stock upon the satisfaction by Dinoking of conditions precedent relating to the execution of specified exhibition and joint venture agreements with third-parties meeting the requirements set forth in the Success Payment Agreement.

Assuming all of the conditions are satisfied that would trigger the three separate Future Contingent Payments provided for under the Success Payment Agreement, the Company will be required to issue a minimum of 1,309,162 shares of the Company’s common stock to the Dinoking Shareholders. We currently estimate that if all of the conditions to the Future Contingent Payments are satisfied after the closing of the Merger and the Dinoking Shareholders elect to receive shares of the Company’s common stock as payment for the Future Contingent Payments, that we would issue up to a maximum of 856,271,455 shares of the Company’s common stock in connection therewith, assuming that the Company’s stock price was $0.01 based on the 60-day volume weighted average price ending immediately prior to the date of each of the three separate triggering events.

If the Future Contingent Payments are triggered and are paid in shares of common stock of the Company, the common stock of the Company will be valued at the lower of:

•	a specified per share price that is a premium to the market price as of the date of the Merger Agreement (which is $5.15 with respect to 50% of the Future Contingent Payments and $8.96 with respect to the remaining 50% of the Future Contingent Payments); and
•	the volume weighted average trading price of the Company’s common stock during the 60-day period prior to the date of the applicable triggering event.

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The following chart presents a range of potential scenarios and potential dilutive effects of the Future Contingent Payments based on our stock price:

Future Contingent Payment Triggers	Company Stock Price
Macau Signing	$2.35(1)	$3.45	$4.55	$5.15	$5.66	$6.76	$7.86	$8.96(2)
Macau Opening	2.35(1)	3.45	4.55	5.15	5.66	6.76	7.86	8.96(2)
Cedar Fair	2.35(1)	3.45	4.55	5.15	5.15	5.15	5.15	5.15(2)

Stock Ownership and Dilution	Company Stock Price
DK Future Contingent Payment Shares	27.80%	20.77%	16.58%	14.94%	14.37%	13.40%	12.69%	12.15%
Convertible Note Shares	22.99%	25.23%	26.56%	27.08%	27.26%	27.57%	27.80%	27.97%
DK Merger Shares	10.95%	12.01%	12.65%	12.89%	12.98%	13.13%	13.24%	13.32%
PRXI Current Shareholders	38.27%	41.99%	44.21%	45.08%	45.38%	45.90%	46.27%	46.56%

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(1) Company stock price as of August 24, 2015.
(2) Best-case scenario for the current shareholders of the Company.

In the event that the conditions to the Future Contingent Payments are satisfied prior to the closing of the proposed Merger, the Merger Agreement includes an adjustment formula pursuant to which additional shares of the Company’s common stock and/or Exchangeable Shares will be issued to the Dinoking Shareholders in connection with the closing of the proposed Merger, in lieu of the consideration for the Future Contingent Payments being issued under the Success Payment Agreement.

Shareholder Approval Condition

If Proposal 3 is not approved by the Company’s shareholders, we will not be able to issue shares of the Company’s common stock to the Dinoking Shareholders as potential Future Contingent Payments, which may cause Dinoking to terminate the Merger Agreement and the Company to pay the $1,000,000 break-up fee to Dinoking, or cause us to propose a restructuring of the terms of the Merger.

Proposals 1, 2 and 3 together constitute the Merger consideration. Proposals 2 and 3 are being presented as separate proposals solely for compliance with the proxy rules of the SEC. The approval of Proposals 1, 2 and 3 is required in order to authorize the Company’s issuance of the Special Voting Shares and shares of its common stock as consideration for the Merger. Therefore, if the Company’s shareholders do not approve all of these proposals, the Company will not be able to consummate the Merger as contemplated by the Merger Agreement.

Vote Required to Approve Proposal 3

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve Proposal 3. Abstentions and broker non-votes will have no effect on Proposal 3.

Recommendation of the Board of Directors

The Company’s Board of Directors recommends that shareholders vote “FOR” Proposal 3.

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PROPOSAL 4 – ISSUANCE OF PREMIER COMMON STOCK UPON CONVERSION
OF THE CONVERTIBLE NOTE

The following summary of the material terms of the Convertible Note may not contain all the information about the Convertible Note that is important to you and is qualified in its entirety by reference to the Convertible Note, a copy of which is attached as Annex J to this proxy statement. You are encouraged to read the Convertible Note carefully and in its entirety because it is the legal document that governs the Convertible Note and the Company’s proposed issuance of shares of common stock upon the conversion of the Convertible Note.

The Pentwater Note

On September 30, 2014, the Company entered into a Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP (the “Pentwater Notes”). The Pentwater Notes provided for a loan to the Company in the aggregate amount of $8.0 million. The Pentwater Notes provided for the payment by the Company of interest on a monthly basis at the rate of 12% per annum, and the Notes included a maturity date of March 31, 2015.

The Pentwater Notes were guaranteed by each of RMS Titanic, Inc., Premier Exhibition Management LLC, Arts and Exhibitions International LLC, and Premier Merchandising, LLC, all of which are subsidiaries of the Company. The Pentwater Notes were secured by substantially all of the assets of the Company and the subsidiary guarantors, including the stock of each of the subsidiary guarantors. The security interest did not apply to the Titanic assets held by RMS Titanic, Inc., but applied to all revenues, contracts and agreements lawfully arising out of the Titanic assets.

The Pentwater Notes were assigned by the Lenders (as defined below) and provided the basis for the negotiation and execution of the Amended and Restated Secured Promissory Note and Guarantee that was issued by the Company to Mr. Daoping Bao, as agent (the “Agent”) for the various lenders listed therein (the “Lenders”), on April 2, 2015 in connection with the execution of the Merger Agreement (the “Convertible Note”).

The Convertible Note

In connection with the execution of the Convertible Note, the Agent, on behalf of the Lenders, took an assignment of the Pentwater Notes, pursuant to an Assignment and Assumption Agreement with the Pentwater entities. The Convertible Note was issued by the Company to the Agent as an amendment and restatement of the Pentwater Notes.

The Convertible Note was amended to provide an additional availability of $5.5 million and that the Company may make additional draws of:

•	up to $3.5 million between April 15, 2015 and April 30, 2015 for expenses related to the Company’s build-out of the “Saturday Night Live: The Exhibition” project and construction of the Company’s new exhibition facility in New York City; and

•	$2 million between May 15, 2015 and May 30, 2015.

All amounts under the Convertible Note have been drawn down by the Company.

The Lenders were required to provide these draws only if, in either case, there was no event of default under the Convertible Note and, in the case of the second draw, the Company met projected cash flow requirements set forth in the Convertible Note. As of the date of this proxy statement, the Company has made both additional draws set forth above.

All unpaid principal, fees and accrued and unpaid interest under the Convertible Note are due and payable on April 2, 2016.

The unpaid principal amount of the Convertible Note will accrue interest at a rate of 12% per annum, provided that during an event of default the Convertible Note bears interest at a rate of 15% per annum. The Company may prepay the Convertible Note at any time at an amount equal to 105% of the principal amount. In addition, in connection with any mandatory prepayment or acceleration of the Convertible Note, including upon a change of control of the Company (other than a change of control resulting from the conversion of the Convertible Note), the Company must prepay the Convertible Note at an amount equal to 105% of the principal amount.

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The principal amount of the Convertible Note will automatically convert into 3,013,393 shares of the Company’s common stock, at a conversion price of $4.48 per share, on the first business day after the Company’s shareholders have approved the issuance of the shares of the Company’s common stock issuable on such conversion. All accrued and unpaid interest of the Convertible Note will also automatically convert on the first business day after the Company’s shareholders approval. The Company is required to present the proposed issuance of the shares of the Company’s common stock on the conversion of the Convertible Note to the shareholders of the Company for consideration and vote at the Special Meeting pursuant to the Merger Agreement.

The Convertible Note is secured by all of the assets of each of the Company and the guarantors of the Convertible Note.

The Convertible Note contains customary restrictive covenants and events of default, including without limitation the following events of default:

•	the Company shall fail to pay any principal or any portion thereof when due, or to pay any interest or any portion thereof or any other amount under the Convertible Note within three business days after the same becomes due;
•	the Company or any guarantor of the Convertible Note or any other subsidiary of the Company shall fail to perform or observe the covenants in the Convertible Note, including the covenants relating to the Titanic assets;
•	the Company or any guarantor of the Convertible Note shall fail to perform or observe any other covenant or agreement contained in the Convertible Note for ten days after notice thereof;
•	any misrepresentation on warranty of the Company or any gurantor under the Convertible Note made in or in connection with the Convertible Note proves to be incorrect when made or reaffirmed;
•	the Company, or any guarantor under the Convertible Note or any subsidiary of the Company consents to any proceeding under bankruptcy laws, is unable or admits in writing its inability to pay its debts as they mature, makes or consents or fails to defend against an assignment for the benefit of creditor; the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any proceeding under any debtor relief law;
•	failure of any of the Company, any guarantor under the Convertible Note or any other subsidiary of the Company to pay when due any principal of or interest on or any other amount payable in respect of one or more items of indebtedness with an aggregate principal amount of $1,000,000 or more, in each case beyond the grace period, if any, provided therefor;
•	breach or default by any of any of the foregoing entities with respect to any certain other indebtedness;
•	a judgment against the Company is entered for the payment of money exceeding $1,000,000, a judgment against the Company is entered that could result in a lien on any of its property; and, absent procurement of a stay of execution, any of the foregoing judgments remain unbonded or unsatisfied for ten calendar days after the date of entry of judgment, or in any event later than 60 days prior to the date of any proposed sale thereunder;
•	there shall occur any material damage to or loss of any material portion of the Titanic assets or there shall be any material prohibition or material restriction on the ability of the Company to display or exhibit the Titanic assets other than restrictions existing as of the date of the Convertible Note, in each case that prevents the Company from operating exhibitions of the Titanic assets;
•	there shall have occurred any condition or event that has or is reasonably likely to have a material adverse effect (i) on the business, operations, properties, assets or conditions of the Company and its subsidiaries taken as a whole, (ii) the ability of any the Company or any guarantor under the Convertible Note to fully and timely perform its obligations, (iii) the legality, validity, binding effect or enforceability against any of the Company or any guarantor under the Convertible Note, or (iv) the rights, remedies and benefits available to, or conferred upon, the lenders under the Convertible Note; or

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•	if the approval of the Company’s shareholders relating to the conversion of the Convertible Notes is not obtained on or prior to the date that is 180 days after the special meeting required to be called by the Company pursuant to the Merger Agreement.

Upon the occurrence and during the continuance of any event of default under the Convertible Note, the Lenders may declare the prepayment premium of 105% of the principal amount outstanding on the Convertible Note together with any interest thereon to be immediately due and payable and may enforce their security granted under the Convertible Note.

In the Convertible Note, the Company provides representations and warranties relating to the ownership by RMS Titanic, Inc. of the Titanic assets, the location of the Titanic assets, restrictions on the Titanic assets, agreements relating to the Titanic assets, and the court orders governing the Titanic assets. The Company also provides covenants relating to the operation and governance of RMS Titanic, Inc. as a separate and distinct corporate entity.

The Convertible Note is guaranteed by each of RMS Titanic, Inc., Premier Exhibition Management LLC, Arts and Exhibitions International LLC, and Premier Merchandising, LLC, all of which are subsidiaries of the Company. The Convertible Note is secured by substantially all of the assets of the Company and the subsidiary guarantors, including the stock of each of the subsidiary guarantors. The security interest does not apply to the Titanic assets held by RMS Titanic, Inc., but applies to all revenues, contracts and agreements lawfully arising out of the Titanic assets.

The Lenders’ exercise of rights and remedies with respect to the stock of RMS Titanic, Inc. and any revenues, contracts and agreements lawfully arising out of the Titanic assets are expressly governed by and subject to the terms and conditions of the applicable court orders governing the ownership of the Titanic assets by RMS Titanic, Inc., which include (i) the Opinion issued by the United States District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 12, 2010; (ii) the Order issued by the United States District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 15, 2011; (iii) the Revised Covenants and Conditions for the Future Disposition of Objects Recovered from the R.M.S. Titanic by RMS Titanic, Inc. pursuant to an in specie salvage award granted by the United States District Court for the Eastern District of Virginia, dated as of August 15, 2011; and (iv) the Process Verbal, issued on October 12, 1993 by the Maritime Affairs Administrator for the Ministry of Equipment Transportation and Tourism, French Republic to Titanic Ventures Limited Partnership, together with the letter of intent of Titanic Ventures Limited Partnership dated September 22, 1993.

Shareholder Approval Condition

The conversion of the Convertible Note into shares of the Company’s common stock is contingent on the approval by the Company’s shareholders of Proposal 4 . If Proposal 4 is not approved by the Company’s shareholders, the following will occur:

•	all unpaid principal, fees, and accrued and unpaid interest under the Convertible Note will be due and payable on April 2, 2016;

•	the unpaid principal amount of the Convertible Note will thereafter bear interest at a rate of 15% per annum;

•	if the Company prepaid the Convertible Note, it would be required to pay an amount equal to 105% of the principal amount; and

•	in connection with any mandatory prepayment or acceleration of the Convertible Note, including upon a change of control of the Company (other than a change of control resulting from the conversion of the Convertible Note), the Company must prepay the Convertible Note at an amount equal to 105% of the principal amount.

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If Proposal 4 is not approved by the Company’s shareholders, we may need to seek additional financing to repay the Convertible Note when it becomes due and payable on April 2, 2016 and to fund the Company’s ongoing operations.

Vote Required to Approve Proposal 4

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve Proposal 4 . Abstentions and broker non-votes will have no effect on Proposal 4 .

Recommendation of the Board of Directors

The Company’s Board of Directors recommends that shareholders vote “FOR” Proposal 4 .

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PROPOSAL 5 – THE ADJOURNMENT PROPOSAL

We may ask the Company’s shareholders to vote on a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve any of the Merger Proposals (Proposals 1 through 4 ). We currently do not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve each of the Merger Proposals.

Effect of the Adjournment Proposal

If the Company’s shareholders approve the Adjournment Proposal, we may adjourn the Special Meeting and use the additional time to solicit additional proxies, including proxies from the Company’s shareholders who have previously voted against any of the Merger Proposals.

If there are insufficient votes to approve any of the Merger Proposals at the Special Meeting and the Company’s shareholders do not approve the Adjournment Proposal, we may not be able to consummate the Merger as contemplated by the Merger Agreement and Dinoking and the Dinoking Shareholders may have the right to terminate the Merger Agreement and receive the $1,000,000 break-up fee from us.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares cast on the proposal is required to approve Proposal 5 . Abstentions and broker non-votes will have no effect on Proposal 5 .

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the Adjournment Proposal so that we can adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies.

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INFORMATION ABOUT THE COMPANY AND DINOKING

About the Company

We are in the business of presenting to the public museum-quality touring exhibitions around the world. Since the Company’s establishment, we have developed, deployed, and operated unique exhibition products that are presented to the public in exhibition centers, museums, and non-traditional venues. Income from exhibitions is generated primarily through ticket sales, third-party licensing, sponsorships and merchandise sales. We first became known for the Company’s Titanic exhibitions which present the story of the ill-fated ocean liner, the Titanic. The Titanic has captivated the imaginations of millions of people throughout the world since 1912 when she struck an iceberg and sank in the North Atlantic on her maiden voyage approximately 400 miles off the coast of Newfoundland. More than 1,500 of the 2,228 lives on board the Titanic were lost.

We own approximately 5,500 Titanic artifacts recovered from the wreck site 2½ miles below the ocean’s surface which we have the right to present at our exhibitions.  In 1994, a federal district court declared us salvor-in-possession of the Titanic wreck and wreck site, and, as such, we have the exclusive right to recover additional objects from the Titanic wreck site.  Through our explorations, we have obtained and are in possession of the largest collection of data, information, images and cultural materials associated with the Titanic shipwreck. We believe that our salvor-in-possession status puts us in the best position to provide for the archaeological, scientific and educational interpretation, public awareness, historical conservation and stewardship of the Titanic shipwreck.   As of May 31, 2015, we had the ability to present eight concurrent Titanic exhibitions.  Management continues to explore ways to expand the Titanic model beyond the exhibition business to broaden the Company’s reach.

In 2004, we diversified the Company’s exhibitions beyond the Titanic and into human anatomy by acquiring licenses that give us rights to present exhibitions of human anatomy sets, each of which contains a collection of whole human body specimens plus single human organs and body parts. As of May 31, 2015, we had the ability to present seven concurrent human anatomy exhibitions.

The Company’s exhibition management division includes the Company’s exhibition operations and merchandising operations, conducted under the Company’s wholly owned subsidiary, Premier Merchandising, LLC.

Additional information regarding the Company is included in the section entitled “Information About Premier” in this proxy statement.

The Company’s common stock is listed on the NASDAQ under the symbol “PRXI.” As of the Record Date, the closing price of the Company’s common stock on the NASDAQ was $[•] and there was a total of [•] shares of the Company’s common stock outstanding.

The principal executive offices for the Company and its subsidiaries are located at 3340 Peachtree Road, NE, Suite 900, Atlanta, Georgia 30326 and the Company’s telephone number is (404) 842-2600.

The Company is a Florida corporation and maintains websites located at www.prxi.com, www.bodiesrevealed.com, www.bodiestheexhibition.com, www.rmstitanic.net, www.thetitanicstore.com, www.titanictheexperience.com, www.thekingtutstore.com and www.dinosaursatlanta.com. Information on the Company’s websites is not incorporated by reference herein and is not deemed to be part of this proxy statement.

About Dinoking Tech Inc.

Dinoking was incorporated under the laws of the Province of British Columbia on November 10, 2006. Since its establishment, Dinoking has operated an international, industry-leading travelling exhibition business and has provided exhibition-based assets that are presented to the public in exhibition centers, theme parks and museums, and non-traditional venues. Income from exhibitions is generated through fixed-term contracts, or as a percentage of ticket sales of the exhibitor. Dinoking has one reportable operating segment—the rental of animatronic dinosaurs, fossils, and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States.

Dinosaurs Unearthed Corp., a Delaware corporation, is a wholly-owned subsidiary of Dinoking, established in order to provide exhibition-based assets of Dinoking to exhibitions located within the United States.

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Additional information regarding Dinoking is included in the section entitled “Information About Dinoking” in this proxy statement.

Dinoking’s executive offices are located at #110 – 11188 Featherstone Way, Richmond, BC Canada V6W 1K9, and its telephone number is (604) 277-0707. Dinoking’s Internet website is www.dinosaursunearthed.com. The contents of Dinoking’s website are not incorporated by reference herein and are not deemed to be part of this proxy statement.

About Exchangeco

The Company’s wholly-owned subsidiary, 1032403 B.C. Ltd., or Exchangeco, was formed by the Company under the laws of the Province of British Columbia solely for the purpose of the Merger. Exchangeco has no significant assets and has not engaged in any business operations or other activities to date and will not engage in any business operations or activities. In connection with the Merger, among other things, Exchangeco will obtain the benefit of a Support Agreement with the Company, to the extent the Merger is completed.

Exchangeco is authorized to issue Exchangeable Shares, as described in the section entitled “The Merger—Securities to be Issued by Premier in the Proposed Merger—Exchangeable Shares” in this proxy statement. In connection with the Merger, Exchangeco will issue Exchangeable Shares as part or all of the consideration for the Merger upon the election of the Dinoking Shareholders. Exchangeable Shares are exchangeable into shares of the Company’s common stock on a one-for-one basis at any time at the option of the holder of Exchangeable Shares and will have substantially the same economic and other rights as the Company’s common stock. Upon the closing of the Merger, holders of Exchangeable Shares will receive Special Voting Shares in the Company that will provide such holders the ability to vote along with the holders of the Company’s common stock as a single class. The Exchangeable Shares will not be listed on a securities exchange in the United States or elsewhere.

Exchangeco’s principal executive offices are located at 3340 Peachtree Road, NE, Suite 900, Atlanta, Georgia 30326 and its telephone number is (404) 842-2600.

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THE MERGER

General

The Company’s board unanimously approved the Merger and the Merger Agreement (other than Samuel Weiser, who abstained from voting on the Merger and the Merger Agreement). The Merger provides for the acquisition by the Company of all of the outstanding shares of the capital stock of Dinoking. The Merger cannot be completed as contemplated in the Merger Agreement unless the Company’s shareholders approve each of the Merger Proposals.

Upon completion of the Merger, Dinoking will become an indirect wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 Merger Shares or, at the election of each Dinoking Shareholder, Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement), which are shares in Exchangeco, a wholly-owned subsidiary of the Company, that will be exchangeable for shares of the Company’s common stock. Dinoking Shareholders will also receive Special Voting Shares that will provide for voting rights in the Company and may receive Future Contingent Payments from the Company, which are payable in either cash or shares of the Company’s common stock upon the completion of certain milestones.

Upon the closing of the Merger, and assuming conversion of the Convertible Note, but prior to payment of any Future Contingent Payments, the DK Group would together hold shares of the Company’s common stock and Special Voting Shares that represent approximately 47% of the voting power of the Company.

You are urged to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the Merger. A copy of the Merger Agreement is included with this proxy statement as Annex B. For additional information about the Merger Agreement, see the section entitled “Merger Agreement” in this proxy statement.

Background of the Merger

The pending transaction between Dinoking and the Company was initially discussed with Daoping Bao, President of Dinoking, in early spring of 2014. During that time, the Company and Dinoking had entered into a commercial relationship in which one of Dinoking’s dinosaur exhibitions was placed into the Company’s Atlanta exhibition hall. As the two companies searched for ways to expand the relationship, Mr. Bao and Mr. Weiser, who was then Chief Executive Officer of the Company, discussed a proposed merger transaction. This proposed transaction would have resulted in the Company issuing common stock and cash consideration to Dinoking’s principal shareholders. However, as the transaction did not include growth capital financing for the Company’s projects in development, the Company elected to not move forward with the proposed transaction. While the Company’s management team believed that there was a very compelling strategic rationale for moving forward with Dinoking, the Company’s financial position at that time required the Company to focus its efforts on other potential transactions that included working capital for the Company’s current and future operations.

Throughout the late spring and over the summer of 2014, the Company continued to explore these other potential transactions with the help of J.P. Morgan Securities (“J.P. Morgan”), which the Company had engaged as its financial advisor. The Company and J.P. Morgan explored a number of different alternatives including other stand-alone strategic combinations, strategic combinations that included growth capital infusions and debt-only transactions. However, none of these potential opportunities were consummated.

In late August 2014, Dinoking’s financial advisor, PacBridge Partners (“PacBridge”), reached out to Mr. Weiser and expressed interest in restarting the strategic dialogue. In September 2014, Giovanni Wong, a principal at PacBridge, met with Mr. Weiser, the Company’s then-Executive Chairman, to discuss potential transaction structures that included, among others, a combination of the Company with Dinoking and having an investor group provide growth capital to address the Company’s liquidity issues.

While the conversations with PacBridge were ongoing, Mr. Weiser initiated discussions with Pentwater Capital (“Pentwater”) in early September 2014 about securing short-term financing in order to give the Company time to secure a long-term financing solution as well as to fund the Company’s build-out of the New York exhibition hall. These discussions were ultimately successful and the Company was able to secure an $8 million bridge loan facility on September 30, 2014 that had a maturity date of March 31, 2015. The Company’s Board of Directors made the decision to select the Pentwater transaction over a comparable transaction offered by PacBridge primarily due to the board’s desire to maintain flexibility regarding future strategic options. As Pentwater was a third-party financing source not interested in any other transaction with the Company, in comparison to PacBridge, whose financing included an eventual strategic combination with Dinoking, the Board of Directors was able to maintain the viability of all of its transaction options.

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As the Company was finalizing the documentation relating to the Pentwater loan, the Company maintained strategic dialogues with a number of third-parties, including PacBridge, that were considering a strategic investment and business combination with the Company. These conversations were ongoing throughout September and October 2014. On October 15, 2014, Sellers Capital Master Fund Ltd. (“Sellers”), the Company’s largest shareholder, announced an agreement to sell its block of the Company’s stock to The Armada Group GP, Inc. (“Armada”). With this announcement, discussions with the PacBridge/Dinoking group, along with other potential strategic partners with whom the Company was in discussion, were paused pending the outcome of the Sellers/Armada transaction.

By late November 2014, the Sellers/Armada transaction fell through as we believe that Armada failed to fulfill its obligations under the transaction agreement. Following the break-up of the Sellers/Armada transaction, Mr. Weiser reinitiated discussions with the PacBridge/Dinoking group as well as one other interested party. Both of these groups re-engaged with the Company and performed due diligence on their respective businesses and operations throughout late November and December 2014. In late December 2014, PacBridge and Dinoking presented the Company with a written, non-binding letter of intent (the “LOI”) outlining the terms of their proposed transaction. The other party provided the Company with an outline of their proposed transaction verbally to the Company.

The key terms of both proposals were presented to the Company’s Board of Directors for their consideration. After careful deliberation, the board authorized Mr. Weiser and Mr. Fowler, a consultant to the Company, to engage in negotiations with the PacBridge and Dinoking group with the goal of reaching a mutually satisfactory LOI that would be in the best long-term interests of all the Company shareholders. On December 18, 2014, Mr. Weiser executed the non-binding LOI with the PacBridge and Dinoking group that granted PacBridge and Dinoking negotiating exclusivity through January 30, 2015.

During the month of January 2015, representatives of the Company travelled to Vancouver, British Columbia, Canada, to visit the offices of Dinoking and meet with representatives of PacBridge and Dinoking. At that time, the Company initiated its due diligence on Dinoking and several meetings with Dinoking personnel and external professionals occurred. Following the Company’s visit to Vancouver, additional information on both sides was exchanged and two weeks later representatives of the PacBridge/Dinoking group, including Dinoking management, visited the Company’s Atlanta offices for their onsite due diligence. In addition, the Dinoking representatives visited each of the Company’s semi-permanent locations for a site visit meeting with venue management and to tour the exhibition halls.

At the end of January 2015, the PacBridge/Dinoking group had not completed the due diligence as the Company had additional information that was being prepared at the request of PacBridge/Dinoking. Dinoking requested, and received, an extension under the LOI from the Company that granted them exclusivity through mid-February. At the end of the extension period, another extension request was requested and granted through the end of February 2015.

On February 21, 2015, the Company’s board met in Detroit, Michigan, at which time representatives of the PacBridge/Dinoking group presented their vision for the combined businesses to the board. At that meeting, the PacBridge/Dinoking group asked for an additional 15 days through March 15, 2015 to complete their due diligence and prepare the final terms of the proposed transaction. The Company’s Board of Directors agreed to the extension.

Throughout the month of March, business due diligence was completed by both the Company and the PacBridge/Dinoking group, and the PacBridge/Dinoking attorneys initiated conversations regarding the legal structure and documentation necessary to close the proposed transaction.

In March 2015, Mr. Sellers received an unsolicited financing term sheet from another third-party that had an interest in exploring the potential to provide growth capital to the Company. Mr. Sellers presented this term sheet to the Company’s Board of Directors who reviewed the potential viability of pursuing the alternative transaction. However, the board concluded that the potential alternative transaction did not present superior terms and involved a significant risk of non-completion.

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Discussions regarding the final terms relating to structure, pricing, corporate governance, post-closing management and other key items of the proposed PacBridge/Dinoking transaction ensued. After lengthy discussions, the final terms were agreed and the documents were completed and signed on April 2, 2015.

Reasons for the Proposed Merger

Basis for the Approval of the Company’s Board of Directors

In making its decision to approve the proposed Merger and present the proposed Merger to the Company’s shareholders for consideration and vote, the Company’s Board of Directors considered a number of factors, including:

• Urgent need to refinance the Pentwater Notes. On September 30, 2014, the Company entered into a Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP that matured on March 31, 2015. The Pentwater Notes provided a loan to the Company in the aggregate amount of $8.0 million. The Pentwater Notes were secured by substantially all of the assets of the Company and the subsidiary guarantors, including the stock of each of the subsidiary guarantors. The Company needed to refinance the Pentwater Notes by the maturity date, or obtain a forbearance and/or extension of the Pentwater Notes, which the Company believed would be costly to the Company, as the Company did not have the financial resources or access to third-party capital to repay the Pentwater Notes by the maturity date. The board considered that the proposed Merger in combination with the Convertible Note gave the Company the immediate ability to refinance the Pentwater Notes and avoid a financial crisis for the Company.

• Urgent need for additional financing. In addition to the need to refinance the Pentwater Notes, the Company required additional capital to finance the build-out and opening of its New York City location, the completion of its new “Saturday Night Live: The Exhibition” to be presented at the New York City location, and for ongoing working capital requirements. The Convertible Note provided the capital to repay the Pentwater Notes and also provided the Company the ability to draw an additional $5.5 million to fund the Company’s additional capital requirements. The Company has fully drawn down the additional $5.5 million in capital as of June, 2015.

• Consideration and pursuit of alternative transactions. Over the course of the past 18 months, and in particular since the issuance of the Pentwater Notes on September 30, 2014, the Company’s board has considered and pursued other potential financial and strategic transactions with a number of alternative partners. None of these discussions led to a proposed financing or strategic transaction that the Board of Directors considered to be both superior to the proposed Merger and reasonably able to be completed on a timely basis. The board also considered the Company’s attempts in recent years to monetize its collection of Titanic artifacts, which did not result in an offer with terms that the board found to be acceptable.

• Implied transaction value represents premium to stock price. Pursuant to the Merger Agreement, Exchangeco will acquire all of the outstanding shares of Dinoking for a total consideration of 1,434,723 Merger Shares, or, at the election of the Dinoking Shareholders, Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement). The number of Company shares used to establish this consideration was based on a per share price of $4.48, which represents a premium of approximately 38.5% to the volume weighted average price of the Company’s shares for the 30 days prior to April 2, 2015 and a premium of approximately 13.7% to the closing price of the Company’s shares on April 2, 2015. In addition, the Convertible Note will convert into Company shares at a per share price of $4.48. The board considered that these per share prices on which the proposed Merger and Convertible Note are based represent significant premiums to the market price of the Company’s shares, which the board believed to be favorable for the Company particularly in light of the Company’s distressed financial condition.

• Potential opportunities through combined Company and Dinoking. The board considered the financial health of the Dinoking business, the profitability of its existing dinosaur and other exhibitions, its plans for expansion into China, and its potential ability to extend the Company’s exhibitions into China. The board also considered the leadership and creative abilities of Dinoking’s President, Mr. Daoping Bao, and the other members of Dinoking’s management team. The board concluded that the combination of the Company with Dinoking presented opportunities for combined growth and profitability that would benefit the Company’s existing shareholders.

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• Significant continuing equity position for shareholders. If the proposed Merger is consummated and the Convertible Note is converted into the Company’s shares in accordance with its terms, but prior to any potential issuance of Company shares under the Success Payment Agreement, the DK Group (comprised of the Dinoking Shareholders and the lenders under the Convertible Note) will hold approximately 47% of the Company’s shares. The Board considered that this resulting share ownership would maintain the Company’s existing shareholders with a significant ongoing interest in the Company’s equity and potential future success and profitability.

• Shareholder Voting Agreement. In connection with the execution of the Merger Agreement, Sellers Capital Master Fund, Ltd. and each director and executive officer of the Company entered into a Shareholder Voting Agreement with Dinoking, pursuant to which they have agreed to vote in favor of the proposed Merger. Sellers Capital Master Fund, Ltd. is the Company’s largest shareholder, currently holding approximately 31.4% of the Company’s issued and outstanding shares. In the event that the Company’s Board is permitted to support a Superior Proposal, then Sellers Capital Master Fund, Ltd. and each director and officer of the Company will be released from their voting obligations under the Shareholder Voting Agreements. However, the board considered the willingness of Sellers Capital Master Fund, Ltd. to sign a Shareholder Voting Agreement and its support for the proposed Merger in approving the proposed Merger.

• Board’s ability to exercise a “fiduciary out” under the Merger Agreement. The Merger Agreement permits the Company’s Board to consider and respond to an acquisition proposal that the board determines is reasonably likely to result in a superior proposal, and the Company may terminate the Merger Agreement and enter into a transaction that represents a superior proposal, subject to the payment of a break-up fee of $1,000,000 to Dinoking. In the event that an acquisition proposal is made by a third-party after the date of the Merger Agreement and prior to the shareholder vote contemplated by this proxy statement and the board determines that such acquisition proposal may result in a superior proposal, then the Company’s Board has the ability to pursue to it.

Securities to be Issued by the Company in the Proposed Merger

The Company’s Common Shares

Pursuant to the Merger Agreement, each Dinoking Shareholder will receive entitlement to shares of the Company’s common stock as consideration for the acquisition of all of the outstanding shares of Dinoking’s capital stock. The merger consideration to be issued by the Company to the Dinoking Shareholders at the closing of the Merger is payable, at the election of each Dinoking Shareholder, in Merger Shares or in Exchangeable Shares (in each case, subject to adjustment in accordance with the terms of the Merger Agreement), the terms of which are described below under “—Exchangeable Shares,” plus a Special Voting Share of the capital of the Company, the terms of which are described below under “—Special Voting Shares.” The following description of Exchangeable Shares is qualified in its entirety by the Special Rights and Restrictions governing the Exchangeable Shares attached as Annex D to this proxy statement. Exchangeable Shares are exchangeable into Company common stock on a one-for-one basis at any time at the option of the holder. The section entitled “Description of The Company’s Capital Stock” in this proxy statement contains information about the Company’s common stock and the Special Voting Shares.

Exchangeable Shares

Exchangeable Shares will be issued by Exchangeco, the Company’s wholly-owned subsidiary, in lieu of shares of the Company’s common stock at the closing of the Merger, if so elected by either of the Dinoking Shareholders. Exchangeable Shares will rank senior to shares of Exchangeco’s common stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution, or winding up Exchangeco or any other distribution of Exchangeco’ s assets among its shareholders for purposes of winding up its affairs.

Retraction of Exchangeable Shares by Holders

Subject to the due exercise by the Company of the retraction call right described in the section below entitled “Retraction Call Right,” holders of Exchangeable Shares will be entitled at any time to retract (i.e., to require Exchangeco to redeem) any or all Exchangeable Shares held by them and to receive the retraction price per Exchangeable Share to be satisfied by issuance of one share of common stock of the Company, plus the dividend amount, which is defined as the full amount of all declared and unpaid dividends on the Exchangeable Shares and all dividends and distributions declared on a share of the Company’s common stock that have not yet been declared on the Exchangeable Shares. Holders of Exchangeable Shares may effect a retraction by presenting to Exchangeco or its transfer agent the certificate(s) representing the Exchangeable Shares that the holder desires to have Exchangeco redeem, together with such other documents and instruments as may be required, and a duly executed retraction request specifying that the holder desires to have the number of retracted shares specified therein redeemed by Exchangeco.

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Distribution on Liquidation of Exchangeco

Subject to applicable law, in the event of the liquidation, dissolution, or winding up of Exchangeco or any other distribution of its assets among its shareholders for the purpose of winding up its affairs, holders of Exchangeable Shares (other than the Company or its subsidiaries) are entitled to receive from the assets of Exchangeco, a liquidation payment that will be satisfied by the issuance of one share of the Company’s common stock plus the dividend amount, if any, for each Exchangeable Share. This liquidation amount will be paid to the holders of Exchangeable Shares before any distribution of assets of Exchangeco is made to the holders of the common shares or any other shares of Exchangeco ranking junior to the Exchangeable Shares, and is subject to the exercise by the Company of its liquidation call right described in the section entitled “—Liquidation Call Right” below.

Automatic Exchange Upon Liquidation of the Company

In the event of the Company’s liquidation, dissolution, or winding up, all of the then outstanding Exchangeable Shares (other than the Exchangeable Shares held by the Company or its subsidiaries) will be automatically exchanged for shares of the Company’s common stock. To effect an automatic exchange, the Company will purchase all of the Exchangeable Shares from the holders on the fifth business day prior to the effective date of a liquidation, dissolution, or winding up. The purchase price payable for each Exchangeable Share purchased in a liquidation, dissolution or winding up of the Company will be satisfied by the issuance of one share of the Company’s common stock plus the dividend amount, if any.

Redemption of Exchangeable Shares by Exchangeco

Subject to applicable law and due exercise by the Company of its retraction call right, Exchangeco may redeem all of the then outstanding Exchangeable Shares (other than the Exchangeable Shares held by the Company or its subsidiaries) on the date on or after April 1, 2018 designated by the Company. The redemption price per share will equal the current market price of a share of the Company’s common stock at the time of redemption, which will be satisfied by delivering to the holder one share of the Company’s common stock, plus the dividend amount, if any.

Retraction Call Right

The Company has an overriding retraction call right to acquire all but not less than all of the Exchangeable Shares (other than Exchangeable Shares held by the Company or its subsidiaries) that Exchangeco proposes to redeem pursuant to its right of redemption. The purchase price payable for each Exchangeable Share will be equal to the current market price of a share of the Company’s common stock at the time of redemption, which shall be satisfied by delivering to the holder one share of the Company’s common stock, plus the dividend amount, if any.

Liquidation Call Right

The Company has an overriding liquidation call right, in the event of and notwithstanding a proposed liquidation, dissolution, or winding up of Exchangeco, to acquire all but not less than all of the Exchangeable Shares then outstanding (other than Exchangeable Shares held by the Company or its subsidiaries). The purchase price payable for each Exchangeable Share will be equal to the current market price of a share of the Company’s common stock at the time of liquidation, which shall be satisfied by delivering to the holder one share of the Company’s common stock, plus the dividend amount, if any. Upon exercise by the Company of the liquidation call right, the holders will be obligated to transfer their Exchangeable Shares to the Company. The acquisition by the Company of all of the outstanding Exchangeable Shares upon the exercise of the liquidation call right will occur on the effective date of the voluntary or involuntary liquidation, dissolution, or winding up of Exchangeco.

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Voting Rights

Except as required by applicable law or in accordance with the Support Agreement, the holders of Exchangeable Shares are not entitled to receive notice of or to attend any meeting of shareholders of Exchangeco or of the Company or to vote at any such meeting. The holders of Exchangeable Shares will be entitled to notice of meetings of the shareholders of Exchangeco called for the purpose of authorizing the dissolution of Exchangeco or the sale, lease, or exchange of all or substantially all the property of Exchangeco, other than in the ordinary course of business of Exchangeco.

The Company will separately issue Special Voting Shares to the Dinoking Shareholders who elect to receive Exchangeable Shares at the closing of the Merger. The Special Voting Shares provide for voting rights in the Company equal to the number of Exchangeable Shares held by the holder. For more information on Special Voting Shares, see “—Special Voting Shares” below.

Dividends

Holders of Exchangeable Shares will be entitled to receive dividends equivalent to the dividends, if any, paid from time to time by the Company on shares of its common stock. The declaration date, record date, and payment rate for dividends on the Exchangeable Shares will be the same as that for any corresponding dividends on shares of the Company’s common stock, subject to adjustment according to the currency exchange rates in effect at such time.

Support Agreement

Pursuant to a Support Agreement to be entered into between the Company and Exchangeco at the closing of the Merger, the Company will not, without the prior approval of Exchangeco and the holders of the Exchangeable Shares, take certain actions unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of, the holders of Exchangeable Shares. Such actions include (i) issuing or distributing shares of the Company’s common stock to holders of the common stock by way of stock dividend or other distribution; (ii) issuing or distributing rights, options, warrants, or property to holders of the Company’s common stock entitling them to subscribe for or to purchase shares of the Company’s common stock; (iii) issuing or distributing to holders of the Company’s common stock shares or securities of the Company of any other class of capital stock of the Company or any rights, options, or warrants to purchase the same, evidences of indebtedness of the Company, or assets of the Company; (iv) subdividing, redividing, or changing the then outstanding shares of the Company’s common stock into a greater number of shares; (v) reducing, combining, or consolidating or changing the then outstanding shares of the Company’s common stock into a lesser number of shares; or (vi) reclassifying or otherwise changing the shares of the Company’s common stock or effecting an amalgamation, merger, reorganization, or other transaction affecting the Company’s common stock. The foregoing description is qualified in its entirety by the text of the Support Agreement, which is attached to this proxy statement as Annex E.

Special Voting Shares

Subject to the closing of the Merger, the Company will issue to each of the Dinoking Shareholders Special Voting Shares that provide for voting rights in the Company equal to the number of Exchangeable Shares held by the holder. The holders of the Company’s common stock and the holders of the Special Voting Shares will vote together as a single class of the Company’s shareholders on all matters properly submitted to a vote of the holders of the Company’s common stock, including the election of directors. In the event of any liquidation, dissolution, or winding up of the Company, the holders of Special Voting Shares will not be entitled to receive any assets of the Company available for distribution to the Company’s shareholders. The holders of Special Voting Shares will also not be entitled to receive dividends and the Special Voting Shares are not redeemable. In addition, such shares cannot be converted into, or exchanged for, shares of any other series or class of capital stock of the Company. At such time as Special Voting Shares have no votes attached to them because there are no Exchangeable Shares held by the holder of such shares, the Special Voting Shares will be cancelled. For more information on the terms of the Special Voting Shares, see “Proposal 1—Amendment to the Company’s Amended Articles of Incorporation to Create the Special Voting Shares” in this proxy statement.

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Total Expected Issuance of the Company's Shares

If the Company’s shareholders approve all of the Merger Proposals and all of the conditions are satisfied that would trigger the three separate Future Contingent Payments provided for under the Success Payment Agreement, the Company will be required to issue a minimum of 5,757,277 shares of the Company’s common stock to the Dinoking Shareholders and the lenders under the Convertible Note, or approximately 53.4% of the Company’s shares of common stock outstanding post-Merger.

We expect to issue a total of 1,434,723 shares of the Company’s common stock as consideration for the Merger, which includes the shares to be issued upon the exchange of Exchangeable Shares, subject to adjustment in accordance with the terms of the Merger Agreement. In addition, if the Company’s shareholders approve the issuance of the Company’s common shares upon the conversion of the Convertible Note at the Special Meeting, we expect to issue 3,013,393 shares of the Company’s common stock upon such conversion on the first business day after the Special Meeting. Assuming all of the conditions are satisfied that would trigger the three separate Future Contingent Payments provided for under the Success Payment Agreement, the Company will be required to issue a minimum of 1,309,162 shares of the Company’s common stock to the Dinoking Shareholders. We are unable, however, to provide an exact estimate of the number of shares we will issue in connection with Future Contingent Payments due to the fact that certain conditions must be triggered to satisfy such payments and the value of the shares to be paid out will be determined based upon a formula that takes into account the volume weighted average trading price of the Company’s common stock during the 60-day period prior to the date of the applicable triggering event. For additional information regarding Future Contingent Payments and potential dilution, see the section entitled “The Merger Proposals - Proposal 3 - Issuance of Premier Common Stock Potentially Issuable as Future Contingent Payments.” The Merger Agreement also includes an adjustment formula that would be triggered if the conditions to the Future Contingent Payments are satisfied prior to the closing of the Merger.

The following chart summarizes the shares of the Company’s common stock that are outstanding as of August 28 , 2015 (and on a fully diluted basis) and that we expect will be issued to the Dinoking Shareholders and the lenders under the Convertible Note, as applicable, as consideration for the Merger, including the Merger Shares, the shares issuable upon the exchange of the Exchangeable Shares, and the shares potentially issuable as Future Contingent Payments, and upon conversion of the Convertible Note. It also shows the approximate percentage of Company common stock that would be held by current shareholders of the Company and the DK Group , assuming the Merger is completed. The information reflected in the chart is based on the minimum number of common shares that the Company expects to issue in the event all three separate Future Contingent Payments are paid and upon the conversion of the Convertible Note in accordance with its terms. Information regarding the outstanding shares of DK Group was provided to us by DK Group .

The actual number of shares issued and reserved for issuance in connection with the Merger and the transactions contemplated by the Merger Agreement will be impacted by a number of circumstances and variables that the Company cannot predict or control.

	Total Premier Shares Giving Effect to Merger (undiluted)	Total Premier Shares Giving Effect to Merger (fully diluted)	Percentage of Undiluted Premier Shares Held	Percentage of Fully Diluted Premier Shares Held
Existing Premier Shareholders	4,917,222	5,015,969	46%	47%
DK Group	5,757,277	5,757,277	54%	53%
Total for Premier and DK Group	10,674,499	10,773,246	100%	100%

United States Securities Regulatory Matters

Pursuant to the Registration Rights Agreement to be entered into between the Company and the Dinoking Shareholders at the closing of the Merger, the Company will be required to register with the SEC the shares of the Company’s common stock held by the Dinoking Shareholders and their permitted assigns upon demand at any time after the closing of the proposed Merger, and the parties will be required to provide customary mutual indemnities in connection with such registration.

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The approval by the NASDAQ of the listing of the shares of the Company’s common stock issuable in connection with the Merger and the transactions contemplated by the Merger Agreement is a condition to the closing of the Merger.

Canadian Securities Regulatory Matters

Pursuant to the terms of the Merger Agreement, should British Columbia Instrument 72-502 – Trades in Securities of U.S. Registered Issuers of the British Columbia Securities Commission (“BCSC”) not be available in its current form to allow the resell of the Company’s common stock issued under the Merger, on exchange of the Exchangeable Shares, the conversion of the Convertible Note or under the Success Payment Agreement, the Company has agreed to use all reasonable commercial efforts to obtain all orders required from the BCSC to permit the resale of such stock through the facilities of a stock exchange or market in the United States or through the NASDAQ. The Company would seek orders which would allow for the resale of such securities without qualification with, or approval of, or the filing of any document, including any prospectus or similar document, or the taking of any proceeding with, or the obtaining of any order, ruling or consent from, any Canadian governmental or regulatory authority under any Canadian laws or pursuant to the rules and regulations of any regulatory authority administering such laws, or the fulfilment of any other legal requirement in any such jurisdiction (other than, with respect to such first resales, any restrictions on transfer by reason of, among other things, a holder being a “control person” for the purposes of Canadian securities laws).

Material U.S. Federal Income Tax Consequences

There are no material U.S. federal income tax consequences to the Company’s current shareholders that will result from the Company’s acquisition of Dinoking or the issuance of the Acquisition Shares.

Pro Forma Financial Information

Full pro forma financial information for the Merger is included in Annex A to this proxy statement.

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MERGER AGREEMENT

The following is a summary of the material terms and conditions of the Merger Agreement. This summary may not contain all the information about the Merger Agreement that is important to you and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex B to this proxy statement. You are encouraged to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the proposed Merger.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and the summary of its material terms and conditions in this proxy statement have been included to provide information about the terms and conditions of the Merger Agreement. The representations, warranties, and covenants contained in the Merger Agreement were made by the Company, Dinoking, and the Dinoking Shareholders only for the purposes of the Merger Agreement and were qualified and subject to certain limitations and exceptions agreed to by the parties in connection with the negotiation of the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the Merger Agreement and were negotiated for the purpose of allocating contractual risk between the parties to the Merger Agreement rather than to establish matters as facts.

These representations and warranties may in many cases also be subject to a contractual standard of “materiality” or “material adverse effect” different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases may be qualified by disclosures made by one party to the other that are not necessarily reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, and subsequent developments or new information qualifying a representation or warranty may be included in or incorporated by reference into this proxy statement.

For the foregoing reasons, the representations, warranties and covenants or any descriptions of them should not be read alone but, in the case of the Company, should be read in conjunction with the information contained in reports, statements and filings that the Company has filed with the SEC.

Merger Agreement

The Company entered into the Merger Agreement on April 2, 2015 with each of Dinoking and Exchangeco, and the Dinoking Shareholders.

Pursuant to the Merger Agreement, subject to the closing of the proposed Merger, Exchangeco will acquire all of the outstanding shares of Dinoking for either a total consideration of 1,434,723 shares of common stock of the Company or 1,434,723 shares in Exchangeco (“Exchangeable Shares”), in each case subject to adjustment in accordance with the terms of the Merger Agreement.

Under the Merger Agreement, in consideration for its Dinoking shares, each Dinoking Shareholder may elect to receive shares of common stock of the Company or Exchangeable Shares that will be exchangeable for shares of common stock of the Company pursuant to the terms of such shares and a Support Agreement to be entered into between the Company and Exchangeco at the closing of the proposed Merger.

The Merger Agreement includes an adjustment formula pursuant to which additional shares of common stock of the Company and/or Exchangeable Shares may be issued to the Dinoking Shareholders in connection with the closing of the proposed Merger, in the event that the conditions to the Future Contingent Payments (as defined below), occur and are satisfied prior to the closing of the proposed Merger.

Upon the closing of the Merger, the Company has also agreed that if certain triggering events occur, it will make future contingent payments to the Dinoking Shareholders of up to $8,562,715 (the “Future Contingent Payments”) payable in either cash or shares of common stock of the Company upon the satisfaction by Dinoking of conditions precedent relating to the execution of specified exhibition and joint venture agreements with third-parties meeting the requirements set forth in the Merger Agreement and a Success Payment Agreement, dated April 2, 2015, by and among the Company and the Dinoking Shareholders (the “Success Payment Agreement”).

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If the Future Contingent Payments are triggered and are paid in shares of common stock of the Company, the common stock of the Company will be valued at the lower of:

•	a specified per share price that is a premium to the market price as of the date of the Merger Agreement (which is $5.15 with respect to 50% of the Future Contingent Payments and $8.96 with respect to the remaining 50% of the Future Contingent Payments) (the “Applicable Per Share Price”); and

•	the volume weighted average trading price of the Company’s common stock during the 60-day period prior to the date of the applicable triggering event.

Subject to the closing of the Merger, the Company will also issue to each of the Dinoking Shareholders one share of a newly created separate class of stock of the Company that provides for voting rights in the Company equal to the number of Exchangeable Shares held by the holder (the “Special Voting Shares”).

Success Payment Agreement

The Success Payment Agreement provides for the payment by the Company to the Dinoking Shareholders of the Future Contingent Payments based on the satisfaction by Dinoking of the following conditions:

•	The execution by Dinoking of a new agreement or an agreement extension with Cedar Fair, L.P. with total gross revenue value of at least $3.0 million. The value attributable to this condition is $4,281,357, and the Applicable Per Share Price is $5.15.

•	The signing by Dinoking or its subsidiary of a joint venture agreement with Macau Legend Development Limited relating to a dinosaur exhibit in Macau, China. The value attributable to this condition is $1,712,543, and the Applicable Per Share Price is $8.96.

•	The opening by Dinoking of a dinosaur exhibit in Macau, China not later than June 30, 2018 pursuant to the joint venture agreement with Macau Legend Development Limited. The value attributable to this condition is $2,568,814, and the Applicable Per Share Price is $8.96.

Shareholder Voting Agreements

In connection with the execution of the Merger Agreement, Sellers Capital Master Fund, Ltd. and each director and executive officer of the Company entered into a Shareholder Voting Agreement (a “Shareholder Voting Agreement”) with Dinoking, pursuant to which they have agreed to vote in favor of the proposed Merger at the special meeting of shareholders required to be called by the Company for purposes of voting on the transactions contemplated by the Merger Agreement.

In the event that the Board of Directors of the Company is permitted to support a Superior Proposal (as defined below), then Sellers Capital Master Fund, Ltd. and each director and officer of the Company will be released from their voting obligations under the Shareholder Voting Agreements. Sellers Capital Master Fund, Ltd., with respect to all of its shares of common stock of the Company, and each director and officer of the Company, with respect to all of their respective shares of Common Stock of the Company, have also agreed to restrictions on the transfer of such shares and have agreed not to solicit competing offers to acquire the Company during the term of the Shareholder Voting Agreements.

The Shareholder Voting Agreements terminate upon the termination of the Merger Agreement in accordance with its terms, including if the Company terminates the Merger Agreement to pursue a Superior Proposal.

Representations and Warranties

The Merger Agreement contains representations and warranties made by the Company, Dinoking and the Dinoking Shareholders. These representations and warranties are subject to exceptions and qualifications, including materiality qualifications and exceptions with respect to matters that would not, or would not reasonably be expected to, have a material adverse effect on the party that provided the representation or warranty.

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Although in some cases different in form and scope, the mutual representations and warranties of the Company and Dinoking in the Merger Agreement include representations and warranties relating to:

•	corporate existence, good standing and qualification to do business;

•	capitalization;

•	corporate power and authority;

•	due authorization, execution and delivery of the Merger Agreement;

•	no conflicts of the Merger Agreement with other governing documents or corporate agreements;

•	governmental and third-party consents or approvals required in connection with the Merger;

•	no defaults under agreements, licenses or other corporate agreements;

•	ownership of the party and its subsidiaries;

•	absence of material adverse changes in their respective businesses;

•	their respective financial statements being correct and complete and, in the case of the Company, the compliance in all material respects of its SEC filings with applicable securities laws;

•	the absence of undisclosed obligations, liabilities and encumbrances;

•	the accuracy of books and records and, in the case of the Company, the maintenance of disclosure controls and procedures required under applicable securities laws;

•	validity of accounts receivable;

•	usability and value of moveable property;

•	in the case of the Company, its ownership of its Titanic assets, the location of the Titanic assets, is reserve account relating to the Titanic assets, and the validity and effectiveness of its agreements relating to the Titanic assets;

•	the carrying on of business in the ordinary course since their respective last fiscal year end;

•	partnerships and joint ventures;

•	accuracy of minute books and corporate records;

•	transactions with interested parties;

•	directors and officers;

•	employment and employee benefit matters;

•	pension and retirement plans;

•	leases of real property;

•	insurance policies;

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•	details of material agreements and no defaults thereunder;

•	pending or threatened legal proceedings;

•	share capital;

•	compliance with applicable laws, including tax laws and environmental laws;

•	required regulatory approvals;

•	consents required from third-parties;

•	business restrictions;

•	environmental restrictions;

•	condition and sufficiency of assets;

•	no other competing transaction;

•	approval by the Board of Directors;

•	intellectual property rights; and

•	advisory fees and third-party expenses.

The Dinoking Shareholders also provided representations and warranties in the Merger Agreement. These representations and warranties related to the ownership of the Dinoking shares free and clear of any encumbrances and the ability of the Dinoking Shareholders to transfer ownership of their Dinoking shares to Exchangeco in connection with the proposed Merger.

Conduct of the Company’s Business and Dinoking’s Business Prior to Closing

Under the Merger Agreement, the Company and Dinoking have agreed that, between the date of the Merger Agreement and the closing of the proposed Merger, they will continue to carry on their respective businesses in the ordinary course and will work to preserve the attendant goodwill and assets of their respective businesses.

In addition, subject to various exceptions, limitations and conditions set forth in the Merger Agreement, Dinoking has agreed that it will, between the date of the Merger Agreement and the closing of the proposed Merger:

•	perform all obligations required to be performed by it under the Merger Agreement;

•	apply for and use all reasonable efforts to obtain all required regulatory approvals;

•	use its reasonable efforts to comply with all applicable legal requirements relating to the proposed Merger;

•	use its reasonable efforts to obtain all necessary consents under its material agreements;

•	not grant any shares in Dinoking or enter into any agreement relating thereto;

•	not split, combine or reclassify any of the outstanding Dinoking shares nor declare or pay any dividends on the Dinoking shares;

•	not amend its articles or by-laws;

•	not purchase or redeem any Dinoking shares;

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•	not reorganize, amalgamate or merge Dinoking with any other party;

•	not incur or guarantee any indebtedness;

•	not enter into or modify any employment agreement or benefit plan, grant any bonus, salary increase, stock option, pension benefit, or severance or termination pay, or make any loan to any officers or directors;

•	not, except in the ordinary course of business, settle any claims or relinquish any contractual rights;

•	use its reasonable commercial efforts to maintain its current insurances in effect;

•	not enter into any material contract or license or fail to renew any material contract;

•	not acquire, sell, encumber or dispose of any material assets;

•	not incur or commit to incur any capital expenditures except as set forth in its operating plan for the fiscal year ended December 31, 2015;

•	not make any changes to existing accounting practices;

•	promptly advise the Company in writing of any event that would render any representation or warranty of Dinoking untrue or inaccurate in any material respect, any material adverse change in Dinoking, or any breach of any covenant or agreement by Dinoking in the Merger Agreement;

•	not adopt a plan of liquidation or approve a dissolution, merger, consolidation, reorganization or winding-up of Dinoking;

•	use commercially reasonable efforts to satisfy the conditions precedent to its obligations under the Merger Agreement and take all other actions necessary under applicable law to consummate the proposed Merger; and

•	not take any action that is inconsistent with the Merger Agreement or that would reasonably be expected to significantly impede the completion of the proposed Merger.

Further, subject to similar exceptions, limitations and conditions set forth in the Merger Agreement, the Company has agreed that it will, between the date of the Merger Agreement and the closing of the proposed Merger:

•	carry on the Company’s business substantially in accordance with its business plan and use all reasonable commercial efforts to preserve intact its present business organization and keep available the services of its present officers and employees to maintain its business and goodwill;

•	not commence any substantial or unusual expansion of its business facilities;

•	not split, combine or reclassify any of the Company’s shares or declare or pay any dividend or make any other distribution on the Company’s shares;

•	not amend its articles or by-laws;

•	not allot or issue any capital stock, options or warrants;

•	not redeem or purchase any capital stock, options or warrants;

•	not purchase or redeem any of the Company’s shares;

•	not accelerate the vesting of any unvested options to acquire shares or otherwise amend any stock option plan or other equity plan;

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•	not acquire any Company shares;

•	not loan any money, guarantee the payment of any indebtedness or issue any debt instruments;

•	not enter into or modify any employment agreement or benefit plan, grant any bonus, salary increase, stock option, pension benefit, or severance or termination pay, or make any loan to any officers or directors;

•	not, except in the ordinary course of business, settle any claims or relinquish any contractual rights;

•	use its reasonable commercial efforts to maintain its current insurances in effect;

•	not enter into any material contract or license or fail to renew any material contract;

•	not acquire or sell any material assets;

•	not incur or commit to incur any capital expenditure except as set forth in its operating plan for the fiscal year ended December 31, 2015;

•	not make any changes to existing accounting practices;

•	promptly advise Dinoking in writing of any event that would render any representation or warranty of the Company untrue or inaccurate in any material respect, any material adverse change in the Company, or any breach of any covenant or agreement by the Company in the Merger Agreement;

•	use commercially reasonable efforts to satisfy the conditions precedent to its obligations under the Merger Agreement and take all other actions necessary under applicable law to consummate the Merger, including using reasonable efforts to obtain the approvals of the Company’s shareholders at a special meeting of shareholders with respect to the transactions contemplated by the Merger Agreement, obtain the authorization for listing on the NASDAQ of the Company shares of common stock proposed to be issued in connection with the transactions contemplated by the Merger Agreement, and facilitate the issuance of all such Company shares;

•	not take any action that could result in the Company’s shares being delisted from the NASDAQ;

•	not adopt a plan of liquidation or approve a dissolution, merger, consolidation, reorganization or winding-up of the Company; and

•	not take any action that is inconsistent with the Merger Agreement or that would reasonably be expected to significantly impede the completion of the proposed Merger.

Covenants Regarding Non-Solicitation of Acquisition Proposals

Between the date of the Merger Agreement and the closing of the proposed Merger or the earlier termination of the Merger Agreement, the Company has agreed that it will not, directly or indirectly:

•	solicit, initiate, knowingly facilitate or encourage (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals regarding or which could reasonably be expected to lead to an Acquisition Proposal (as defined below);

•	participate in any activities, discussions or negotiations regarding or which could reasonably be expected to lead to any Acquisition Proposal;

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•	(i) withdraw or modify in a manner adverse to Dinoking the approval of the Board of Directors of the Company of the transactions contemplated by the Merger Agreement; (ii) authorize, adopt, approve, recommend or otherwise publicly declare advisable an Acquisition Proposal, (iii) fail to announce publicly within ten (10) business days after a tender offer or exchange offer relating to the securities of the Company has been commenced that the Board of Directors of the Company recommends rejection of such tender or exchange offer, or (iv) make any other public statement of the Board of Directors of the Company or a committee thereof that is inconsistent with the approval of the Board of Directors of the Company of the transactions contemplated by the Merger Agreement;

•	furnish any non-public information relating to the Company, or afford access to the books or records or representatives of the Company, to any third-party that, to the Company’s knowledge, is seeking to or may make, or has made, an Acquisition Proposal;

•	approve or recommend any Acquisition Proposal; or

•	enter into any agreement, arrangement or understanding, or any letter of intent, related to any Acquisition Proposal.

Notwithstanding the foregoing, nothing shall prevent the Board of Directors of the Company, prior to the approval of the Company’s shareholders of the transactions contemplated by the Merger Agreement, from: (i) contacting a party making an Acquisition Proposal solely for the purpose of clarifying the terms and conditions of the Acquisition Proposal and the likelihood of its consummation as to determine whether such Acquisition Proposal is or is reasonably likely to lead to a Superior Proposal; and (ii) considering, participating in any discussions or negotiations, or entering into a confidentiality agreement and providing information to a party regarding an unsolicited bona fide written Acquisition Proposal that did not otherwise result from a breach by the Company of the Merger Agreement and that the Board of Directors of the Company determines in good faith, after consultation with financial advisors and outside legal counsel, is reasonably likely to result in a Superior Proposal. Prior to taking any such action, the Board of Directors of the Company must deliver one day’s advance written notice of its intent to take such action to Dinoking (which notice shall include a summary of the material terms of the Acquisition Proposal and any related written agreements) and shall have determined, after consulting with its outside legal counsel, that failure of the Board of Directors of the Company to take such action would be inconsistent with its fiduciary duties.

The Company shall promptly notify Dinoking, at first orally and then in writing, of any Acquisition Proposal and any inquiry that could lead to an Acquisition Proposal, or any amendments to the foregoing, or any request for non-public information relating to the Company or any subsidiary in connection with an Acquisition Proposal or for access to the properties, books or records of the Company or any subsidiary by any party that informs the Company that it is considering making, or has made, a proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal.

The Company may accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal if, but only if:

•	the Company has complied with its obligations under the Merger Agreement relating to Acquisition Proposals;

•	five (5) business days shall have elapsed from the later of (i) the date Dinoking received written notice advising Dinoking that the Company’s Board of Directors has resolved to accept, approve, recommend or enter into an agreement in respect of a Superior Proposal, and (ii) the date Dinoking received a copy of such Superior Proposal;

•	the Company has previously or concurrently will have paid to Dinoking a break-up fee in the amount of $1,000,000; and

•	the Company has terminated the Merger Agreement.

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During such five (5) business day period, Dinoking has the right to offer to amend the terms of the Merger Agreement, and the Board of Directors of the Company is required to review any offer by Dinoking to amend the terms of the Merger Agreement in good faith in order to determine, in its discretion in the exercise of its fiduciary duties, whether Dinoking’s offer upon acceptance by the Company would result in such Superior Proposal ceasing to be a Superior Proposal. Each modification of any Acquisition Proposal shall constitute a new Acquisition Proposal for purposes of the requirement to initiate an additional five (5) business day notice period to Dinoking.

In the Merger Agreement, an “Acquisition Proposal” is defined to mean, other than the Merger, any bona fide proposal with respect to: (i) a merger, amalgamation, takeover bid or tender offer of the Company; (ii) a sale of assets (or any lease, long-term supply agreement, licence, joint venture or other arrangement having the same economic effect as a sale) including, without limitation, a sale of any material subsidiary of the Company (including RMS Titanic, Inc., the owner of the Company’s Titanic assets) or of the Company representing all or substantially all of the consolidated assets, revenues or earnings of the Company or any material subsidiary; (iii) the acquisition in any manner, directly or indirectly, in a single transaction or a series of related transactions, of over 20% of (a) a class of outstanding equity securities of the Company or any subsidiary or (b) the consolidated total assets of the Company and its subsidiaries; or (iv) any similar transaction involving the Company or a material subsidiary (including RMS Titanic, Inc.) or a proposal to enter into such a transaction.

In the Merger Agreement, “Superior Proposal” is defined to mean any unsolicited bona fide Acquisition Proposal (with the percentage set out in the definition of such term changed from 20% to 50%) received by the Company or any subsidiary from a third-party in writing after the Merger Agreement was signed that is not subject to any financing condition, other than a committed financing, and that in the good faith determination of the Board of Directors of the Company, after consultation with outside legal counsel, is reasonably capable of being completed in accordance with its terms without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the person making such proposal, and would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favorable, from a financial point of view, to the Company’s shareholders than the transaction contemplated by the Merger Agreement.

Conditions to Closing

The obligations of the Company and Dinoking to effect the proposed Merger are subject to the satisfaction or waiver at or prior to the closing of the proposed Merger the following mutual conditions:

•	the Company’s shareholders have approved Proposals 1, 2 , 3 and 4 by the vote required under the NASDAQ Listing Rules;

•	there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by the Merger Agreement and there shall be no proceeding, of a judicial or administrative nature or otherwise, in progress or threatened that relates to or results from the transactions contemplated by the Merger Agreement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Merger Agreement or inconsistent with regulations approval required for the Merger to be completed;

•	the Merger Agreement has not been terminated in accordance with the terms of the Merger Agreement;

•	all governmental consents, waivers, permits, orders and approvals required in connection with the proposed Merger have been obtained; and

•	there are no pending or threatened actions by any governmental authority seeking to prohibit or inhibit all or any part of the Merger, to obtain damages from Dinoking or the Company that are material, to prohibit RMS Titanic Inc. from retaining or exercising rights to the Titanic assets and as sole salvor, to amend the Titanic covenants and conditions or which would otherwise have a material adverse on the Company or RMS Titanic Inc.

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In addition, the obligation of the Company to effect the Merger is subject to the satisfaction or waiver, at or prior to the closing of the proposed Merger, of the following conditions:

•	each of Dinoking and the Dinoking Shareholders shall have performed all of their obligations under the Merger Agreement;

•	the representations and warranties of Dinoking and the Dinoking Shareholders in the Merger Agreement shall be true and correct in all material respects as of the closing of the proposed Merger as if made on and as of such date;

•	all third-party consents required to be obtained by Dinoking in connection with the proposed Merger are duly obtained at or prior to the closing of the proposed Merger; and

•	there shall not have occurred, in the judgment of the Company, acting reasonably, a material adverse change to Dinoking.

Further, the obligation of Dinoking to effect the Merger is subject to the satisfaction or waiver, at or prior to the closing of the proposed Merger, of the following conditions:

•	the Company shall have performed all of its obligations under the Merger Agreement;

•	the representations and warranties of the Company in the Merger Agreement shall be true and correct in all material respects as of the closing of the proposed Merger as if made on and as of such date;

•	there shall not have occurred, in the judgment of Dinoking, acting reasonably, a material adverse change to the Company or RMS Titanic, Inc.; provided that a reduction in the market price or value of the Company’s shares of common stock or the results of operations (and the announcement thereof) of the Company in any particular fiscal quarter shall not, in either case, in and of itself, constitute a material adverse change;

•	the Board of Directors of the Company shall have made and shall not have withdrawn, modified or amended, in any material respect, prior to the special meeting of shareholders required to be called to approve the transactions contemplated by the Merger Agreement, an affirmative recommendation that the Company’s shareholders approve such transactions;

•	each of shareholders bound by a Shareholder Voting Agreement shall have materially complied with the provisions thereof;

•	the Company’s shares of common stock issuable in connection with the transactions contemplated by the Merger Agreement shall have been approved for listing on the NASDAQ, subject to official notice of issuance; and

•	the Company shall not be in default under the Convertible Note.

Closing

It is currently anticipated that the Merger will close as soon as possible after all requisite approvals are obtained and all conditions have been satisfied, or where not prohibited by applicable law, waived. Either the Company or Dinoking may terminate the Merger Agreement if the applicable conditions to the Merger are not completed by the Drop Dead Date (as defined below), subject to certain exceptions, including if the terminating party has breached the Merger Agreement, or such later date as may be agreed to by the Company, Dinoking and the Dinoking Shareholders. Based on current circumstances, the Company believes that Dinoking does not have a termination right as a result of the Merger not being completed by September 29, 2015.

Termination

Either the Company or Dinoking may terminate the Merger Agreement if subject to certain exceptions, any condition applicable to its obligations to close the proposed Merger is not satisfied on or before the Drop Dead Date. If terminated by Dinoking, the Company would be required to pay the $1,000,000 break-up fee to Dinoking. In the Merger Agreement, “Drop Dead Date” is defined as September 29, 2015 or such later date as may be agreed upon by the Company, Dinoking and the Dinoking Shareholders; provided that the Drop Dead Date shall be automatically extended for that number of days requested (up to 90 days) by either the Company or Dinoking in the event that (A) the NASDAQ has approved the required listings and issuances of Company shares of common stock to be issued in connection with the transactions contemplated by the Merger Agreement, (B) the Company’s shareholders have approved the transactions contemplated by the Merger Agreement, or if such approval has not yet occurred, it is as a result of a delay in holding the special meeting of shareholders exclusively due to the review period by the SEC of the financial statements of the Company or Dinoking required to be contained in this proxy statement or required to be filed and filed in a timely manner by the Company after the filing of the this proxy statement; provided that if such extension was requested by the Company, in the view of Dinoking, acting reasonably, the Company has met its obligations under the Merger Agreement relating to this proxy statement and the required special meeting of shareholders, and (C) there has been no breach of the Merger Agreement by the requesting party. Based on current circumstances, the Company believes that Dinoking does not have a termination right as a result of the Merger not being completed by September 29, 2015.

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In addition, the Merger Agreement may be terminated, at any time before or after the Company’s special meeting of shareholders, but not later than the Drop Dead Date:

•	by the mutual agreement of the Company and Dinoking, subject to the consent of the Dinoking Shareholders;

•	by any of the Company, Dinoking or the Dinoking Shareholders if there shall be passed any law that makes consummation of the transactions contemplated by the Merger Agreement illegal or otherwise prohibited or if any injunction, order or decree enjoining the Company or Dinoking from consummating the transactions contemplated by the Merger Agreement is entered and such injunction, order or decree shall become final and non-appealable;

•	by Dinoking if: (i) the Board of Directors of the Company shall have failed to recommend or withdrawn, modified or changed in a manner adverse to Dinoking its approval or recommendation of the Merger Agreement or shall have recommended or approved an Acquisition Proposal; (ii) a public announcement is made by the Company relating to an Acquisition Proposal that is not permitted under the Merger Agreement; or (iii) the Company’s shareholders, through no fault of Dinoking, shall not have approved the transactions contemplated by the Merger Agreement on or before the Drop Dead Date, in each case the Company will be required to pay the $1,000,000 break-up fee to Dinoking; or

•	by the Company in order for it to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with the terms of the Merger Agreement and the payment of a $1,000,000 break-up fee to Dinoking.

Amendment

The Merger Agreement may be amended at any time before the closing of the proposed Merger by the mutual written agreement of the Company, Dinoking and the Dinoking Shareholders, and any such amendment may:

•	change the time for performance of any of the obligations of the parties;

•	waive any inaccuracies in or modify any representation;

•	waive compliance with or modify any covenants or waive performance of any obligations of the parties; or

•	waive compliance with or modify any conditions precedent to the Merger.

No such change, waiver or modification may invalidate the affirmative vote of the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement.

Corporate Governance Agreement

Pursuant to the Merger Agreement, the Company is required to enter into a Corporate Governance Agreement as of the closing of the proposed Merger with the Dinoking Shareholders. Under the Corporate Governance Agreement, the Dinoking Shareholders together with the lenders under the Convertible Note (together, the “DK Group”) have the right as of the closing of the proposed Merger to appoint up to four members of the Company’s Board of Directors, which is then required to be composed of seven members.

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If their ownership in the Company falls to between 10% and 30% of the shares of the Company, DK Group will then have the right to appoint up to 30% of the members of the Board of Directors. If the DK Group holds in the aggregate less than 10% of the shares of the Company, then they will no longer be entitled to appoint members of the Company’s Board of Directors. These board appointment provisions will also apply to each subsidiary of the Company.

The Corporate Governance Agreement will also require the Company’s Board of Directors to appoint Mr. Bao as the Executive Chairman of the Board and President of the Company, and each subsidiary of the Company, as of the closing of the proposed Merger. The Corporate Governance Agreement will also require the Company to enter into indemnity agreements and obtain directors’ and officers’ liability insurance coverage for Mr. Bao and each of the DK Group’s board appointees.

Registration Rights Agreement

Pursuant to the Merger Agreement, the Company is required to enter into a Registration Rights Agreement as of the closing of the proposed Merger among the Company with the Dinoking Shareholders. Pursuant to the Registration Rights Agreement, the Company will be required to register with the SEC the shares of common stock of the Company held by the Dinoking Shareholders and their permitted assigns upon demand at any time after the closing of the proposed Merger, and the parties will be required to provide customary mutual indemnities in connection with such registration.

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INFORMATION ABOUT THE COMPANY

History and Operations of the Company

Titanic Ventures Limited Partnership (“TVLP”), a Connecticut limited partnership, was formed in 1987 for the purposes of exploring the wreck of the R.M.S. Titanic (the “Titanic”) and its surrounding oceanic areas. In May of 1993, RMS Titanic, Inc. (“RMST”) entered into a reverse merger under which RMST acquired all of the assets and assumed all of the liabilities of TVLP and TVLP became a shareholder of RMST. In October of 2004, we reorganized and Premier Exhibitions, Inc. became the parent company of RMST and RMST became a wholly-owned subsidiary. Additional wholly-owned subsidiaries were established in order to operate the various domestic and international exhibitions of the Company.

The restructuring of the Company and changes in its management reflect that The Company has two operating segments – Exhibition Management and Content Management (RMS Titanic).

Overview

We are in the business of presenting to the public museum-quality touring exhibitions around the world. Since the Company’s establishment, we have developed, deployed, and operated unique exhibition products that are presented to the public in exhibition centers, museums, and non-traditional venues. Income from exhibitions is generated primarily through ticket sales, third-party licensing, sponsorships and merchandise sales. As of May 31, 2015, we are configured to present five different types of exhibitions, as reflected in the following table:

	May 31, 2015
	Stationary	Touring	Total
Exhibitions owned or leased:
“Bodies…The Exhibition” and “Bodies Revealed”	3	4	7
“Titanic: The Artifact Exhibition” and “Titanic: The Experience”	3	5	8
“Real Pirates”	-	2	2
“The Discovery of King Tut”	-	1	1
“Saturday Night Live: The Exhibition”	1	-	1
Total Exhibitions	7	12	19

The Company first became known for its Titanic exhibitions which present the story of the ill-fated ocean liner, the Titanic. The Titanic has captivated the imaginations of millions of people throughout the world since 1912 when she struck an iceberg and sank in the North Atlantic on her maiden voyage approximately 400 miles off the coast of Newfoundland, Canada. More than 1,500 of the 2,228 lives on board the Titanic were lost.

The Company owns approximately 5,500 Titanic artifacts recovered from the wreck site 2½ miles below the ocean’s surface which the Company has the right to present at its exhibitions. In 1994, a federal district court declared us salvor-in-possession of the Titanic wreck and wreck site, and, as such, we have the exclusive right to recover additional objects from the Titanic wreck site. Through the Company’s explorations, we have obtained and are in possession of the largest collection of data, information, images and cultural materials associated with the Titanic shipwreck. We believe that the Company’s salvor-in-possession status puts us in the best position to provide for the archaeological, scientific and educational interpretation, public awareness, historical conservation and stewardship of the Titanic shipwreck. As of May 31, 2015, we had the ability to present eight concurrent Titanic exhibitions. Management continues to explore ways to expand the Titanic model beyond the exhibition business to broaden the Company's reach.

In 2004, we diversified the Company’s exhibitions beyond the Titanic and into human anatomy by acquiring licenses that give us rights to present exhibitions of human anatomy sets, each of which contains a collection of whole human body specimens plus single human organs and body parts. As of May 31, 2015, we had the ability to present seven concurrent human anatomy exhibitions.

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The Company’s touring exhibitions usually span four to six months. As of May 31, 2015, the Company’s stationary exhibitions, which are longer-term exhibitions, are located in Las Vegas, Nevada, Orlando, Florida, Buena Park, California, New York City, New York and Atlanta, Georgia. The Company’s new New York City location opened on May 30, 2015 with the Company’s “Saturday Night Live” exhibition.

During the past several years the Company has continued to diversify its exhibition content to expand beyond the Company’s “Titanic” and “Bodies” exhibitions. In addition to developing new content for future exhibitions, the Company continually evaluates its touring capacity and may expand or contract to suit the addressable market for its content.

The exhibition management division includes our exhibition operations and merchandising operations.  We formed the entity Premier Exhibition Management LLC (“PEM”), in September 2011 to manage all of the Company’s exhibition operations.  This currently includes the operation and management of our “Bodies,” “Titanic” (pursuant to an intercompany agreement with RMST), “Real Pirates,” “The Discovery of King Tut,” “Saturday Night Live,” and “Pompeii” (closed May 25, 2015) exhibitions.  PEM also pursues “fee for service” arrangements to manage exhibitions based on content owned or controlled by third parties.  On April 20, 2012, PEM and its wholly-owned subsidiary, PEM Newco, LLC (“Newco”),  both subsidiaries of the Company, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC pursuant to which Newco purchased substantially all of the assets of Arts and Exhibitions International, LLC.  Subsequent to the asset purchase, Newco changed its name to “Arts and Exhibitions International, LLC” (“AEI”). The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.” Of these four exhibitions, the Company is currently touring only “Real Pirates.”  The acquired assets include rights agreements with the owners of the artifacts and intellectual property comprising the exhibitions, museum/venue agreements for existing exhibition venues, sponsorship agreements, a warehouse lease and an office lease. In addition, the acquired assets include intellectual property related to proposed future exhibitions that the Company may further develop and produce, including the exhibit “One Day in Pompeii,” which was being toured by the Company during the first quarter of fiscal 2016.  The Company will operate any such additional properties through its exhibition management subsidiary. As part of the purchase price for the assets of AEI, 10% of the ownership interest in Premier Exhibition Management LLC was transferred to AEG Live LLC.  This ownership interest is reported as a “non-controlling interest” in our financial statements, and the financials of Premier Exhibition Management LLC are reported on a consolidated basis.

The exhibition management division also includes the Company’s exhibition merchandising business, conducted under the Company’s wholly owned subsidiary, Premier Merchandising, LLC. This entity has purchased the merchandise rights related to the AEI exhibition properties, and also pursues other exhibition merchandising opportunities.

Premier Exhibitions, Inc. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion contains forward-looking statements that involve risks and uncertainties.  The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, many of which are outside of the Company’s control and are difficult for us to forecast or mitigate.  The factors that could cause the Company’s actual results to differ materially from those expressed or implied by us in any forward-looking statements contained herein or made elsewhere by or on behalf of us include the risks described elsewhere in this proxy statement, in the Company’s Annual Report on Form 10-K for the year ended February 28, 2015 (the “2014 Form 10-K”), and in certain of the Company’s other Securities and Exchange Act Commission filings.

The consolidated results of operations for the quarters ended May 31, 2015 and May 31, 2014 and the years ended February 28, 2015 and February 28, 2014 are not necessarily indicative of the results that may be expected for any future period.  The following discussion should be read in conjunction with the consolidated financial statements and the notes thereto beginning on page F-B-1 of this proxy statement and in conjunction with the “Risk Factors” included in Part I, Item 1A of the Company’s 2014 Form 10-K.

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Results of Operations

The Quarter Ended May 31, 2015 Compared to the Quarter Ended May 31, 2014

An analysis of our condensed consolidated statements of operations for the three months ended May 31, 2015 and 2014, with percentage changes, follows:

	Three Months Ended May 31,		% Change
	2015	2014
	(In thousands except percentages)

Revenue	$7,249	$7,491	(3.2)%
Cost of revenue (exclusive of depreciation and amortization)	5,509	4,407	25.0%
Gross profit	1,740	3,084	(43.6)%
Gross profit as a percent of revenue	24.0%	41.2%

Operating expenses	3,904	4,442	(12.1)%
Loss from operations	(2,164)	(1,358)	59.4%

Other expense	(381)	(5)	7,520.0%

Loss before income tax	(2,545)	(1,363)	86.7%

Income tax expense	-	-	N/A
Effective tax rate	0.0%	0.0%

Net loss	(2,545)	(1,363)	86.7%
Less: Net loss attributable to non-controlling interest	268	151	77.5%
Net loss attributable to the shareholders of Premier Exhibitions, Inc.	$(2,277)	$(1,212)	87.9%

Loss per share:
Basic	$(0.46)	$(0.25)
Diluted	$(0.46)	$(0.25)

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Revenue.  During the quarter ended May 31, 2015, total revenue decreased by $242 thousand, or 3.2% to $7.2 million compared to the same period last year, as reflected in the following table.

	Revenue (in thousands)
	Three Months Ended May 31,
	2015	2014
Exhibition Revenue
Admissions revenue	$4,840	$4,665
Non-refundable license fees for current exhibitions	1,073	1,343
Total Exhibition revenue	5,913	6,008
Merchandise and Other	1,272	1,345
Management fee	34	138
Licensing fee	30	-
Total Revenue	$7,249	$7,491

Key Non-financial Measurements
Total number of exhibitions presented	17	20
Semi-permanent exhibitions presented	7	6
Partnered exhibitions presented	8	8
Exhibitions rented to promoters or museums	2	6
Total operating days for semi-permanent, partner and rented exhibitions	1,078	1,426
Total attendance for semi-permanent and partner presented exhibitions (in 000's)	445	496
Average attendance per day for semi-permanent and partnered exhibitions presented	484	462
Average ticket price for semi-permanent and partnered exhibitions presented	$18.04	$15.18
Average retail per attendee for semi-permanent and partnered exhibitions presented	$2.63	$2.67

Semi permanent exhibitions:
Total operating days	554	552
Total attendance (in 000's)	190	206
Average attendance per day	344	373
Average ticket price	$21.42	$19.44
Average retail per attendee	$3.58	$3.28

Exhibition revenue decreased by $95 thousand to $5.9 million primarily due to a decrease in the number of exhibitions rented to promoters or museums in the first quarter of fiscal 2016.

With 17 exhibits presented, the Company experienced a decrease in attendance from 496 thousand in the first fiscal quarter of 2015 to 445 thousand in first fiscal quarter of 2016. We attribute this decrease in attendance to fewer exhibitions being presented in the current fiscal quarter. Revenue from self-run exhibitions was 63.2% of total revenue in the first quarter of fiscal 2016, compared to 62.6% of revenue for the first quarter of fiscal 2015. These comparisons exclude the AEI portfolio.

Merchandise revenue decreased $73 thousand to $1.3 million for the three months ended May 31, 2015.  Merchandise revenue decreased due to fewer exhibitions presented in the first quarter of fiscal 2016 offset partially by an increase in average retail per attendee for semi-permanent exhibitions.

Cost of revenue. During the three months ended May 31, 2015, total cost of revenue increased by $1.1 million, or 25.0%, to $5.5 million compared to the same period last year, as reflected in the following table.

	Cost of Revenue
	(in thousands, except percentages)
	Three Months Ended		Percent Change
	May 31, 2015	May 31, 2014	2015 vs. 2014

Exhibition costs

Production	$353	$358	(1.4)%
Operating Expenses	3,503	2,359	48.5%
Marketing	1,115	1,104	1.0%
	4,971	3,821	30.1%
Exhibition expense as percent of exhibition revenue	84.1%	63.6%

Cost of merchandise	538	586	(8.2)%
Cost of merchandise as percent of merchandise revenue	42.3%	43.6%

Total	$5,509	$4,407	25.0%
Cost of revenue as a percent of total revenue	76.0%	58.8%

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Exhibition expense increased from 63.6% of exhibition revenue in the first quarter of 2015 to 84.1% in the first quarter of fiscal 2016 due mainly to the additional expense related to our New York City location of $1.0 million.

Cost of merchandise as a percent of merchandise revenue decreased from 43.6% in the first quarter of fiscal 2015 to 42.3% in the first quarter of fiscal 2016 primarily due to lower retail labor cost since the Company ran fewer merchandise shops in the current year.

The decrease in revenue and increase in costs of goods sold resulted in a decrease in our gross profit from $3.1 million or 41.2% during the three months ended May 31, 2014 to $1.7 million or 24.0% of revenue for the three months ended May 31, 2015.

Operating expenses. Our general and administrative expenses decreased by $0.4 million to $2.9 million for the three months ended May 31, 2015 compared to the same period last year.  The decrease is primarily due to a decrease in compensation expense of $585 thousand offset partially by an increase in professional fees related to merger expenses.

Our depreciation and amortization expenses decreased by $113 thousand from the prior year. The decrease is attributable to the Company having older assets that have become fully depreciated.

Other expense.  We recognized interest expense of $375 thousand on the Company’s debt during first quarter of fiscal 2016 as compared to $23 thousand in the first quarter of 2015.

Net loss attributable to non-controlling interest. This represents the loss attributable to AEG Live, LLC’s 10% interest in Premier Exhibition Management LLC.

Net loss attributable to the shareholders of Premier Exhibitions, Inc. We realized a net loss  of $2.3 million for the three months ended May 31, 2015 as compared to net loss of $1.2 million for the same period last year due mainly to the additional expense related to our New York City location of $1.0 million with limited corresponding revenue to offset the expenses since our “Saturday Night Live” exhibition was not opened until May 30, 2015.

Fiscal Year 2015 Compared to Fiscal Year 2014

An analysis of the Company’s consolidated statements of operations for fiscal 2015 and fiscal 2014, with percent changes from 2014 to 2015, is as follows:

	Analysis of Consolidated Statements of Operations
	2015	2014	% Change
	(In thousands except percentages and per share data)

Revenue	$29,390	$29,348	0.1%
Cost of revenue (exclusive of depreciation and amortization)	19,784	15,368	28.7%
Gross profit	9,606	13,980	(31.3)%
Gross profit as a percent of revenue	32.7%	47.6%

Operating expenses	20,093	14,731	36.4%
Loss from operations	(10,487)	(751)	1,296.4%

Other expense	(1,206)	(190)	534.7%

Loss before income tax	(11,693)	(941)	1,142.6%

Income tax benefit	-	(163)	(100.0)%
Effective tax rate	0.0%	-17.3%

Net loss	(11,693)	(778)	1,403.0%
Less: Net loss attributable to non-controlling interests	(1,218)	(64)	1,803.1%
Net loss attributable to shareholders of Premier Exhibitions, Inc.	$(10,475)	$(714)	1,367.1%

Net loss per share
Basic loss per share (1)	$(2.13)	$(0.14)
Diluted net loss per share (1)	$(2.13)	$(0.14)

_____________________________

(1)	Basic and diluted income per share for the years ended February 28, 2015 and 2014 has been adjusted to reflect the 1 for 10 reverse stock split effective February 26, 2015.

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Revenue. During the year ended February 28, 2015, revenue was flat compared to prior year. The following table illustrates revenue for fiscal 2015 and fiscal 2014.

	Revenue
	2015	2014
	(in thousands)
Exhibition Revenue
Admissions revenue	$18,535	$18,854
Non-refundable license fees for current exhibitions	5,426	4,039
Total Exhibition revenue	23,961	22,893
Merchandise and Other	4,925	5,747
Management fee	474	708
Licensing fee	30	-
Total Revenue	$29,390	$29,348

Key Non-financial Measurements *
Total number of exhibitions presented	29	32
Semi-permanent exhibitions presented	6	7
Partnered exhibitions presented	13	18
Exhibitions rented to promoters or museums	10	7
Total operating days for semi-permanent, partner and rented exhibitions	5,323	4,868
Total attendance for semi-permanent and partner presented exhibitions (in 000's)	1,787	1,582
Average attendance per day for semi-permanent and partnered exhibitions presented	447	325
Average ticket price for semi-permanent and partnered exhibitions presented	$16.16	$14.74
Average retail per attendee for semi-permanent and partnered exhibitions presented	$2.69	$3.23

Semi-permanent exhibitions:
Total operating days	2,183	2,224
Total attendance (in 000's)	727	736
Average attendance per day	330	331
Average ticket price	$20.77	$20.63
Average retail per attendee	$3.58	$3.56

_____________________________

* These key non-financial measurements do not include exhibitions under management.

Exhibition revenue increased $1.1 million primarily due to the Company’s new “Pompeii” and “King Tut” exhibitions which were offset partially by a decrease in revenue related to the Titanic brand being in smaller markets in fiscal 2015. For the year ended February 28, 2014, we did not recognize exhibition revenue for the AEI exhibitions but instead received a management fee for managing these properties. During the fiscal year ended February 28, 2015, we recognized $620 thousand in revenues related to the AEI exhibitions.

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With 29 exhibits presented, the Company experienced a corresponding increase in attendance from 1.6 million in fiscal 2014 to 1.8 million in fiscal 2015. We attribute this increase in attendance to the addition of the Company’s “Pompeii” and “King Tut” exhibitions. Revenue from self-run exhibitions was 60.7% of total revenue in fiscal 2015, compared to 60.6% of revenue in fiscal 2014. These comparisons exclude the AEI portfolio.

Merchandise revenue decreased $0.8 million to $4.9 million for the fiscal year ended February 28, 2015. Merchandise revenue decreased as a result of two Titanic touring sets being inactive nearly the entire 2015 fiscal year. In addition, four Titanic touring sets were run by partners and the Company receives wholesale revenues instead of the higher retail revenues which reduces the Company’s average retail per attendee. Partially offsetting these decreases was the addition of merchandise revenues from “King Tut” and “Pompeii.”

During fiscal year ended 2015, no touring exhibition related to “Bodies” were promoted by S2BN under the co-promotion agreement compared to one touring exhibition in fiscal 2014.

Cost of Revenue. During fiscal year 2015, cost of revenue as a percent of revenue was 67.3% as compared to 52.4% for fiscal year 2014, as reflected in the following table.

	Cost of Revenue
	2015	2014	% Change
	(in thousands, except percentages)
Exhibition costs

Production	$1,558	$785	98.5%
Operating Expenses	11,925	8,191	45.6%
Marketing	4,206	4,138	1.6%
	17,689	13,114	34.9%
Exhibition expense as percent of exhibition revenue	73.8%	57.3%

Cost of merchandise	2,095	2,254	(7.1)%
Cost of merchandise as percent of merchandise revenue	42.5%	39.2%
Total	$19,784	$15,368	28.7%
Percent of total revenue	67.3%	52.4%

The Company’s exhibition costs of $17.7 million, increased 34.9% or $4.6 million compared to the prior year, due mainly to the additional expense related to the Company’s New York City location of $2.2 million and an increase in royalty and license fees of $1.1 million related to the Company’s new “Pompeii” and “King Tut” exhibitions. In addition, production expense increased $0.8 million due mainly to an increase in installation and de-installation cost in the current year.

Cost of merchandise as a percent of merchandise revenue increased from 39.2% in fiscal year 2014 to 42.5% in fiscal year 2015 due to flat labor cost and declining revenue.

The relatively flat revenue and increase in costs of goods sold resulted in the Company’s gross profit decreasing from $14.0 million or 47.6% during fiscal 2014 to $9.6 million or 32.7% for the fiscal year ended February 28, 2015. A significant portion of the decrease in gross margin relates to the expense related to the Company’s New York City location with no corresponding revenue.

Operating Expenses. Operating expense increased by 36.4% during fiscal 2015 compared to fiscal 2014. The following table illustrates operating expenses and percentage changes for fiscal 2015 vs. fiscal 2014:

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	Operating expenses
	2015	2014	% Change
	(in thousands, except percentage data)

General and administrative	$12,809	$12,761	0.4%
Depreciation and amortization	4,560	4,150	9.9%
Net gain on disposal of assets	(4)	(115)	(96.5)%
Write-off of assets	104	798	(87.0)%
Impairment of goodwill and intangible assets	2,926	-	N/A %
Gain on note payable fair market value adjustment	(338)	(2,566)	(86.8)%
Contract and legal settlements	36	(297)	112.1%
Total	$20,093	$14,731	36.4%

General and administrative. General and administrative (“G&A”) expense increased by $48 thousand, as reflected in the following table:

	2015	2014	Increase (decrease)
	(in thousands)
Exhibition expense	$461	$461	-
Artifact expense	115	180	(65)
Compensation	6,185	6,117	68
Employee benefits	140	159	(19)
Insurance	924	829	95
Office expense	1,733	1,600	133
Travel	388	422	(34)
Professional fees	2,180	2,299	(119)
Stock Compensation	262	231	31
Bad debt expense	-	67	(67)
Other	421	396	25
Total	$12,809	$12,761	48

As reflected by the table above, G&A expense was relatively flat with the prior year.

Depreciation and Amortization. Depreciation and amortization increased $0.4 million from the prior year. The increase is attributable to the assets placed in service during fiscal 2014 related to the Company’s Buena Park location and the Company’s “Pompeii” exhibition.

Net (gain)/loss on disposal of assets. During fiscal 2014, we sold certain property and equipment that was no longer used and received insurance proceeds for equipment destroyed by Hurricane Sandy which resulted in a gain of $115 thousand.

Write-off of assets. During fiscal 2015, we wrote-off assets of $104 thousand related to exhibitions under development or in process but terminated by the Company. During fiscal 2014, we wrote-off assets of $798 thousand. This write-off represented assets related to the termination of the non-binding letter of intent for the sale of the Titanic assets and long-term development costs related to an exhibition that was under development but terminated by the Company.

Impairment of goodwill and intangible assets. During the annual fiscal 2015 review of goodwill and other intangible assets, management proceeded directly to the two-step quantitative impairment test for its goodwill and future rights fees. Under the two-step quantitative impairment the evaluation of impairment involves comparing the current fair value to its carrying value. The Company uses a discounted model forecast model when testing for impairment, as management believes forecasted cash flows are the best indicator of such fair value. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including markets and market share, sales volumes and prices, production costs, tax rates, capital spending, discount rate, and working changes. Cash flows forecasts are generally based on approved business unit operating plans for the early years and historical relationships in later years. The betas used in calculating the reporting unit weighted average cost of capital rate are estimated for the business unit. The change in cash flows relates primarily to the cancellation of the Company’s Federal Bureau of Investigation project in the fourth quarter of fiscal 2015 which reduced the future cash flows that supported these intangible assets.

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While completing the Company’s annual impairment test of the Company’s single reporting unit in the fourth quarter of fiscal 2015 we determined that the Company’s goodwill was impaired and that the Company’s future rights fees were impaired by $2.7 million.

Gain on note payable fair market value adjustment. During fiscal 2015, we recognized a gain on note payable fair market value adjustment, based upon an update of the expected future cash flows of the exhibitions and discounted the cash flows at 12.0% to estimate the future payments to AEG Live, LLC based upon the note agreement. Based upon the Company’s calculation, the note payable was reduced by $338 thousand to reflect the fair value of the note payable, which resulted in this corresponding gain.

During fiscal 2014, we recognized a gain on note payable fair market value adjustment, based upon an update of the expected future cash flows of the exhibitions and discounted the cash flows at 7.0% to estimate the future payments to AEG Live, LLC based upon the note agreement. Based upon the Company’s calculation, the note payable was reduced by $2.6 million to reflect the fair value of the note payable, which resulted in this corresponding gain.

Contracts and legal settlements. During fiscal 2015, the Company entered into two legal settlements. One agreement required Imagine Exhibitions, Inc., a Georgia corporation, Imagine Exhibitions, Inc., a Nevada corporation, Imagine Exhibitions PTE, LTD, and TZ, Inc. to collectively pay the Company $725 thousand on or before December 4, 2014. The Company received this amount in December 2014 and recorded income of $725 thousand related to this settlement.

The other agreement requires RMST to pay Seaventures (“SV”) the agreed sum of $425 thousand, as follows: $75 thousand to SV on or before April 10, 2015; $100 thousand on or before March 1, 2016; $100 thousand on or before March 1, 2017; and $150 thousand on or before March 1, 2018. In addition the Company must stage at least two Joint Exhibitions with SV within 24 months from the date of execution of the agreement in which SV is entitled to a portion of the net revenues or $1 per ticket sold depending on the location of the exhibition. The Company recorded a liability and a related expense of $344 thousand net of $81 thousand discount at 12% to reflect the present value of the future payments.

Offsetting these settlements slightly are the legal fees related to the settlements.

Other expense. We recognized interest expense of $909 thousand on the Company’s notes payable in fiscal 2015 as compared to $342 thousand during fiscal 2014. In addition, we recognized realized losses from foreign currency translations of $313 thousand and $137 thousand in fiscal 2015 and 2014, respectively.

Income tax benefit. We recorded an income tax benefit in fiscal 2014 of $163 thousand. The fiscal 2014 income tax benefit relates to the true-up from the fiscal 2013 income tax returns.

Net loss attributable to non-controlling interest. This represents AEG Live, LLC’s loss on its 10% interest in PEM.

Net loss attributable to shareholders of Premier Exhibitions, Inc. We realized a net loss of $10.5 million for fiscal 2015 as compared to a net loss of $0.7 million in fiscal 2014.

The Quarter Ended May 31, 2015 Compared to the Quarter Ended May 31, 2014 – Segment results

Exhibition Management

An analysis of operations for our Exhibition Management segment for the three months ended May 31, 2015 and 2014, with percentage changes, follows:

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	Three Months Ended May 31,		% Change
	2015	2014
	(In thousands except percentages)

Revenue	$7,249	$7,491	(3.2)%
Cost of revenue (exclusive of depreciation and amortization)	5,801	4,718	23.0%
Gross profit	1,448	2,773	(47.8)%
Gross profit as a percent of revenue	20.0%	37.0%

Operating expenses	3,645	4,145	(12.1)%
Loss from operations	(2,197)	(1,372)	60.1%

Other expense	(381)	(5)	7,520.0%

Loss before income tax	(2,578)	(1,377)	87.2%

Income tax expense	-	-	N/A
Effective tax rate	0.0%	0.0%

Net loss	(2,578)	(1,377)	87.2%
Less: Net loss attributable to non-controlling interest	268	151	77.5%
Net loss attributable to the shareholders of Premier Exhibitions, Inc.	$(2,310)	$(1,226)	88.4%

Revenue.  During the quarter ended May 31, 2015, total revenue decreased by $242 thousand, or 3.2% to $7.2 million compared to the same period last year, as reflected in the following table.

	Revenue (in thousands)
	Three Months Ended
	May 31,
	2015	2014
Exhibition Revenue
Admissions revenue	$4,840	$4,665
Non-refundable license fees for current exhibitions	1,073	1,343
Total Exhibition revenue	5,913	6,008
Merchandise and Other	1,272	1,345
Management fee	34	138
Licensing fee	30	-
Total Revenue	$7,249	$7,491

Key Non-financial Measurements
Total number of exhibitions presented	17	20
Semi-permanent exhibitions presented	7	6
Partnered exhibitions presented	8	8
Exhibitions rented to promoters or museums	2	6
Total operating days for semi-permanent, partner and rented exhibitions	1,078	1,426
Total attendance for semi-permanent and partner presented exhibitions (in 000's)	445	496
Average attendance per day for semi-permanent and partnered exhibitions presented	484	462
Average ticket price for semi-permanent and partnered exhibitions presented	$18.04	$15.18
Average retail per attendee for semi-permanent and partnered exhibitions presented	$2.63	$2.67

Semi permanent exhibitions:
Total operating days	554	552
Total attendance (in 000's)	190	206
Average attendance per day	344	373
Average ticket price	$21.42	$19.44
Average retail per attendee	$3.58	$3.28

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Exhibition revenue decreased by $95 thousand to $5.9 million primarily due to a decrease in the number of exhibitions rented to promoters or museums in the first quarter of fiscal 2016.

With 17 exhibits presented, the Company experienced a decrease in attendance from 496 thousand in the first fiscal quarter of 2015 to 445 thousand in first fiscal quarter of 2016. We attribute this decrease in attendance to fewer exhibitions being presented in the current fiscal quarter.  Revenue from self-run exhibitions was 63.2% of total revenue in the first quarter of fiscal 2016, compared to 62.6% of revenue for the first quarter of fiscal 2015. These comparisons exclude the AEI portfolio.

Merchandise revenue decreased $73 thousand to $1.3 million for the three months ended May 31, 2015.  Merchandise revenue decreased due to fewer exhibitions presented in the first quarter of fiscal 2016 offset partially by an increase in average retail per attendee for semi-permanent exhibitions.

Cost of revenue. During the three months ended May 31, 2015, total cost of revenue increased by $1.1 million, or 23.0%, to $5.8 million compared to the same period last year, as reflected in the following table.

	Cost of Revenue
	(in thousands, except percentages)
	Three Months Ended		Percent Change
	May 31, 2015	May 31, 2014	2015 vs. 2014

Exhibition costs

Production	$353	$358	(1.4)%
Operating Expenses	3,795	2,670	42.1%
Marketing	1,115	1,104	1.0%
	5,263	4,132	27.4%
Exhibition expense as percent of exhibition revenue	89.0%	68.8%

Cost of merchandise	538	586	(8.2)%
Cost of merchandise as percent of merchandise revenue	42.3%	43.6%

Total	$5,801	$4,718	23.0%
Cost of revenue as a percent of total revenue	80.0%	63.0%

Exhibition expense increased from 68.8% of exhibition revenue in the first quarter of 2015 to 89.0% in the first quarter of fiscal 2016 due mainly to the additional expense related to our New York City location of $1.0 million.

Cost of merchandise as a percent of merchandise revenue decreased from 43.6% in the first quarter of fiscal 2015 to 42.3% in the first quarter of fiscal 2016 primarily due to lower retail labor cost since the Company ran fewer merchandise shops in the current year.

The decrease in revenue and increase in costs of goods sold resulted in a decrease in our gross profit from $2.8 million or 37.0% of revenue during the three months ended May 31, 2014 to $1.4 million or 20.0% of revenue for the three months ended May 31, 2015.

Operating expenses. Our general and administrative expenses decreased by $0.4 million to $2.9 million for the three months ended May 31, 2015 compared to the same period last year.  The decrease is primarily due to a decrease in compensation expense of $585 thousand offset partially by an increase in professional fees related to merger expenses.

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Our depreciation and amortization expenses decreased by $113 thousand from the same period last year. The decrease is attributable to the Company having older assets that have become fully depreciated.

Other expense.  We recognized interest expense of $375 thousand on the Company’s debt during first quarter of fiscal 2016 as compared to $23 thousand in the first quarter of 2015.

Net loss attributable to non-controlling interest. This represents the loss attributable to AEG Live, LLC’s 10% interest in Premier Exhibition Management LLC.

Net loss attributable to the shareholders of Premier Exhibitions, Inc. We realized a net loss of $2.3 million for the three months ended May 31, 2015 as compared to net loss of $1.2 million for the same period last year due mainly to the additional expense related to our New York City location of $1.0 million with limited corresponding revenue to offset the expenses since our Saturday Night Live exhibition was not opened until May 30, 2015.

RMS Titanic

An analysis of operations for our RMS Titanic segment for the three months ended May 31, 2015 and 2014 with percent changes follows:

	Three Months Ended May 31,		% Change
	2015	2014
	(In thousands except percentages)

Revenue	$292	$311	(6.1)%
Cost of revenue (exclusive of depreciation and amortization)	-	-	-%
Gross profit	292	311	(6.1)%
Gross profit as a percent of revenue	100.0%	100.0%

Operating expenses	259	297	(12.8)%
Income from operations	33	14	135.7%

Income tax expense	-	-	N/A

Net income	$33	$14	135.7%

Revenue.  During the three months ended May 31, 2015, total revenue decreased by $19 thousand, or 6.1%, to $292 thousand compared to the same period in the prior year due to the decrease in revenues from Titanic exhibitions and the decrease in merchandise sales.  PEM pays RMST a royalty fee for the use of Titanic artifacts in its exhibits. The royalty fee is calculated based on 10% of revenues generated from Titanic ticket sales, merchandising, and other ancillary revenue-related streams. As Titanic net revenues decreased to $2.9 million from $3.1 million, royalty revenue decreased accordingly.

Operating Expenses. Operating expenses for the three months ended May 31, 2015 decreased 12.8% from the same period in the prior year due to a decrease in the expenses related to the calculation of the administrative fee.

Net income attributable to shareholders of Premier Exhibitions, Inc. We realized net income for the three months ended May 31, 2015 of $33 thousand compared to net income of $14 thousand for the same period in the prior year based on the items discussed above.

Fiscal 2015 as Compared to Fiscal 2014 – Segment results

Exhibition Management Segment

An analysis of operations for the Company’s Exhibition Management segment for fiscal 2015 and fiscal 2014, with percent changes from 2014 to 2015 is as follows:

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	Analysis of Consolidated Statements of Operations
	2015	2014	% Change
	(In thousands except percentages)
Revenue	$29,390	$29,348	0.1%
Cost of revenue (exclusive of depreciation and amortization)	20,983	17,137	22.4%
Gross profit	8,407	12,211	(31.2)%
Gross profit as a percent of revenue	28.6%	41.6%

Operating expenses	18,861	12,818	47.1%
Loss from operations	(10,454)	(607)	1,622.2%

Other expense	(1,207)	(190)	535.3%

Loss before income tax	(11,661)	(797)	1,363.1%

Income benefit	-	(108)	(100.0)%
Effective tax rate	0.0%	-13.6%

Net loss	(11,661)	(689)	1,592.5%
Less: Net loss attributable to non-controlling interests	(1,218)	(64)	1,803.1%
Net loss attributable to shareholders of Premier Exhibitions, Inc.	$(10,443)	$(625)	1,570.9%

Revenue. During the year ended February 28, 2015, revenue was flat compared to prior year. The following table illustrates revenue for fiscal 2015 and fiscal 2014.

	2015	2014

	(in thousands)
Exhibition Revenue
Admissions revenue	18,535	18,854
Non-refundable license fees for current exhibitions	5,426	4,039
Total Exhibition revenue	23,961	22,893
Merchandise and Other	4,925	5,747
Management fee	474	708
Licensing fee	30	-
Total Revenue	$29,390	$29,348

Key Non-financial Measurements *
Total number of exhibitions presented	29	32
Semi-permanent exhibitions presented	6	7
Partnered exhibitions presented	13	18
Exhibitions rented to promoters or museums	10	7
Total operating days for semi-permanent, partner and rented exhibitions	5,323	4,868
Total attendance for semi-permanent and partner presented exhibitions (in 000's)	1,787	1,582
Average attendance per day for semi-permanent and partnered exhibitions presented	447	325
Average ticket price for semi-permanent and partnered exhibitions presented	$16.16	$14.74
Average retail per attendee for semi-permanent and partnered exhibitions presented	$2.69	$3.23

Semi-permanent exhibitions:
Total operating days	2,183	2,224
Total attendance (in 000's)	727	736
Average attendance per day	330	331
Average ticket price	$20.77	$20.63
Average retail per attendee	$3.58	$3.56

_____________________________

* These key non-financial measurements do not include exhibitions under management.

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Exhibition revenue increased $1.1 million primarily due to the Company’s new “Pompeii” and “King Tut” exhibitions which were offset partially by a decrease in revenue related to the Titanic brand being in smaller markets in fiscal 2015. For the year ended February 28, 2014, we did not recognize exhibition revenue for the AEI exhibitions but instead received a management fee for managing these properties. During the fiscal year ended February 28, 2015, we recognized $620 thousand in revenues related to the AEI exhibitions.

With 29 exhibits presented, the Company experienced a corresponding increase in attendance from 1.6 million in fiscal 2014 to 1.8 million in fiscal 2015. We attribute this increase in attendance to the addition of the Company’s “Pompeii” and “King Tut” exhibitions. Revenue from self-run exhibitions was 60.7% of total revenue in fiscal 2015, compared to 60.6% of revenue in fiscal 2014. These comparisons exclude the AEI portfolio.

Merchandise revenue decreased $0.8 million to $4.9 million for the fiscal year ended February 28, 2015. Merchandise revenue decreased as a result of two Titanic touring sets being inactive nearly the entire 2015 fiscal year. In addition, four Titanic touring sets were run by partners and the Company receives wholesale revenues instead of the higher retail revenues which reduces the Company’s average retail per attendee. Partially offsetting these decreases was the addition of merchandise revenues from “King Tut” and “Pompeii.”

During fiscal year ended 2015, no touring exhibition related to “Bodies” were promoted by S2BN, under the co-promotion agreement compared to one touring exhibition in fiscal 2014.

Cost of Revenue. During fiscal year 2015, cost of revenue as a percent of revenue was 71.5% as compared to 58.4% for fiscal year 2014, as reflected in the following table.

	2015	2014	% Change
	(in thousands, except percentages)
Exhibition costs

Production	$1,558	$785	98.5%
Operating Expenses	13,124	9,960	31.8%
Marketing	4,206	4,138	1.6%
	18,888	14,883	26.9%
Exhibition expense as percent of exhibition revenue	79.0%	65.0%

Cost of merchandise	2,095	2,254	(7.1)%
Cost of merchandise as percent of merchandise revenue	42.5%	39.2%
Total	$20,983	$17,137	22.4%
Cost of revenue as a percent of total revenue	71.5%	58.4%

The Company’s exhibition costs of $18.9 million increased 26.9% or $4.0 million compared to the prior year, due mainly to the additional expense related to the Company’s New York City location of $2.2 million and an increase in royalty and license fees of $1.1 million related to the Company’s new “Pompeii” and “King Tut” exhibitions. In addition, production expense increased $0.8 million due mainly to an increase in installation and de-installation cost in the current year.

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Cost of merchandise as a percent of merchandise revenue increased from 39.2% in fiscal year 2014 to 42.5% in fiscal year 2015 due to flat labor cost and declining revenue.

The relatively flat revenue and increase in costs of goods sold resulted in the Company’s gross profit decreasing from $12.2 million or 41.6% during fiscal 2014 to $8.4 million or 28.5% for the fiscal year ended February 28, 2015. A significant portion of the decrease in gross margin relates to the expense related to the Company’s New York City location with no corresponding revenue.

Operating Expenses. Operating expense increased by 47.1% during fiscal 2015 compared to fiscal 2014. The following table illustrates operating expenses and percentage changes for fiscal 2015 vs. fiscal 2014:

	2015	2014	% Change
	(In thousands except percentages)

General and administrative	$11,577	$11,567	0.1%
Depreciation and amortization	4,560	4,097	11.3%
Net gain on disposal of assets	(4)	(115)	(96.5)%
Write-off of assets	104	132	(21.2)%
Impairment of goodwill and intangible assets	2,926	-	N/A%
Gain on note payable fair market value adjustment	(338)	(2,566)	(86.8)%
Contract and legal settlements	36	(297)	112.1%
Total	$18,861	$12,818	47.1%

General and administrative. G&A expense was relatively flat with the prior year.

Depreciation and Amortization. Depreciation and amortization increased $0.4 million from the prior year.  The increase is attributable to the assets placed in service during fiscal 2014 related to the Company’s Buena Park location and the Company’s “Pompeii” exhibition.

Net (gain)/loss on disposal of assets. During fiscal 2014, we sold certain property and equipment that was no longer used and received insurance proceeds for equipment destroyed by Hurricane Sandy which resulted in a gain of $115 thousand.

Write-off of assets.  During fiscal 2015, we wrote-off assets of $104 thousand related to exhibitions under development or in process but terminated by the Company.  During fiscal 2014, we wrote-off assets of $132 thousand.  This write-off represented assets related to the termination of the non-binding letter of intent for the sale of the Titanic assets and long-term development costs related to an exhibition that was under development but terminated by the Company.

For information regarding the results for this segment with respect to Impairment of goodwill and intangible assets, Gain on note payable fair market value adjustment and Contracts and legal settlements, see the discussion above in “Results of Operations.”

Other expense. We recognized interest expense of $909 thousand on the Company’s notes payable in fiscal 2015 as compared to $342 thousand during fiscal 2014.  In addition, we recognized realized losses from foreign currency translations of $313 thousand and $137 thousand in fiscal 2015 and 2014, respectively.

Income tax benefit. We recorded an income tax benefit in fiscal 2014 of $108 thousand.  The fiscal 2014 income tax benefit relates to the true-up from the fiscal 2013 income tax returns.

Net loss attributable to non-controlling interest. This represents AEG Live, LLC’s loss on its 10% interest in PEM.

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Net loss attributable to shareholders of Premier Exhibitions, Inc. We realized a net loss of $10.4 million for fiscal 2015 as compared to a net loss of $0.6 million in fiscal 2014.

RMS Titanic Segment

An analysis of operations for the Company’s RMS Titanic segment for fiscal 2015 and fiscal 2014, with percent changes from 2014 to 2015, is as follows:

	2015	2014	% Change
	(In thousands except percentages)

Revenue	$1,199	$1,769	(32.2)%
Cost of revenue (exclusive of depreciation and amortization)	-	-	-%
Gross profit	1,199	1,769	(32.2)%
Gross profit as a percent of revenue	100.0%	100.0%
Operating expenses	1,232	1,913	(35.6)%
Loss from operations	(33)	(144)	(71.1)%
Other income	1	-	N/A%
Loss before income tax	(32)	(144)	(77.8)%
Income benefit	-	(55)	(100.0)%
Effective tax rate	0.0%	38.2%
Net loss attributable to shareholders of Premier Exhibitions, Inc.	$(32)	(89)	(64.0)%

Revenue.  During the fiscal year 2015, total revenue decreased by $570 thousand, or 32.2%, to $1.2 million compared to fiscal year 2014, due to the decrease in revenues from Titanic exhibitions and the decrease in merchandise sales.  PEM pays RMST a royalty fee for the use of Titanic artifacts in its exhibits. The royalty fee is calculated based on 10% of revenues generated from Titanic ticket sales, merchandising, and other ancillary revenue-related streams. As Titanic net revenues decreased to $12.0 million from $17.7 million, royalty revenue decreased accordingly.

Operating Expenses. Operating expenses decreased 35.6% during fiscal 2015 as compared to fiscal 2014 due to the write-off of $666 thousand in fees previously included in prepaid assets related to the termination of the non-binding letter of intent related for the sale of the Titanic assets in fiscal 2014.

Income tax expense/(benefit). We recorded an income tax benefit for fiscal 2014 of $55 thousand.  The fiscal 2014 income tax benefit relates to the true-up from the fiscal 2013 income tax returns.

Net income/(loss) attributable to shareholders of Premier Exhibitions, Inc. We realized a net loss for the year ended February 28, 2015 of $32 thousand compared to a net loss of $89 thousand for the same period in the prior year based on the items discussed above.

Liquidity and Capital Resources

Liquidity

Our operations in the recent past have been financed primarily through cash flow from operations, existing cash and, in fiscal 2015, the Pentwater Capital Management LP notes payable and, in fiscal 2016, convertible debt financing under the Merger Agreement.  We have incurred net losses for the majority of the past several years. Moving forward, we expect to have significant cash outflows in the near term based on the New York City lease, leasehold improvements of the leased space and new content development.

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On April 2, 2015 we announced that we had entered into the Merger Agreement whereby Premier plans to combine with Dinoking Tech Inc. (“DK”). In addition, an investor group has agreed to provide up to $13.5 million in convertible debt funding to Premier.  As of May 31, 2015, the investor group has provided $11.5 million of this funding, with the remainder provided in June 2015.  We used this funding to retire the debt owed to Pentwater Capital, to continue funding improvements on the building at 417 Fifth Avenue, and to complete our “Saturday Night Live” exhibition.

While we recently repaid a loan of $8.0 million to Pentwater Capital, we will have to repay these amounts if the merger transaction does not close.  As a result, we will have to refinance the debt or obtain funds to repay the debt in full if that occurs.  In addition, if the merger transaction is terminated under certain conditions the Company would be required to pay a $1 million breakup fee to DK. Premier could be capital constrained and unable to fulfill the terms of this and other agreements if its access to capital sources does not improve in the near term.  Management believes that Premier’s access to capital depends on near-term improvement to its operating results.

If the Merger Agreement is not approved, or a public or private placement of equity securities or of convertible promissory notes, including potentially to some of Premier’s existing shareholders, is not completed, Premier may have to seek the protection of the U.S. bankruptcy laws and/or cease operating as a going concern. In addition, if Premier does not meet its payment obligations to third parties as they come due, Premier may be subject to an involuntary bankruptcy proceeding or other litigation claims. Even if Premier were successful in defending against these potential claims and proceedings, such claims and proceedings could result in substantial costs and be a distraction to management, and may result in unfavorable results that could further adversely impact our financial condition.

If Premier makes a bankruptcy filing, is subject to an involuntary bankruptcy filing, or is otherwise unable to continue as a going concern, Premier may be required to liquidate its assets and may receive less than the value at which those assets are carried on its financial statements, and it is likely that shareholders will lose all or a part of their investments. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The following tables reflect selected information about our cash flows during the three months ended May 31, 2015 and 2014:

Selected cash flow information:

	Three Months Ended May 31,
	2015	2014

Net cash provided by/(used in) operating activities	$(1,369)	$1,119
Net cash used in investing activities	(5,162)	(959)
Net cash provided by/(used in) financing activities	3,322	(279)
Net decrease in cash and cash equivalents	$(3,209)	$(119)

Operating Activities. For the first fiscal quarter of 2016, cash used in operating activities was $1.4 million as compared to net cash provided in operating of $1.1 million in the prior year period.  The decrease in cash flow from operating activities is mainly due to an increase in the Company’s net loss and a decrease in the deferred revenue.

Investing Activities.  Cash used in investing activities was $5.2 million for the first quarter of fiscal 2016 as compared to $1.0 million in the prior year.  Of the cash used in investing activities first quarter of fiscal 2016, $5.2 million was used to purchase fixed assets for our New York City location.  Of the cash used in investing activities in the first fiscal quarter of 2015, the majority, $800 thousand, was used to purchase a restricted certificate of deposit for our New York City lease.  In addition, we purchased property and equipment for $370 thousand for the first fiscal quarter of 2015. The majority of the property and equipment purchases for the first fiscal quarter of 2015, related to the $300 thousand the Company paid to AEG Live, LLC for the tangible assets that were required to be returned to AEG Live, LLC at the end of the purchase agreement.   For the first fiscal quarter of 2015, these were partially offset by the redemption of a certificate of deposit of $201 thousand.

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Financing Activities.  Cash provided by financing activities was $3.3 million for the first fiscal quarter of 2016 compared to cash used in financing activities of $279 thousand for the first fiscal quarter of 2015.  Cash provided by financing activities for the first quarter of fiscal 2016 is primarily due to $3.5 million in proceeds from notes payable partially offset by $164 thousand in royalty payments.  Cash used in financing activities for the first quarter of fiscal 2015 relates primarily to the repayment of $220 thousand of the note payable to AEG Live, LLC and $50 thousand in deferred financing cost paid.

The following tables reflect selected information about the Company’s cash flows during the fiscal year ended 2015 and 2014:

Selected cash flow information:
	2015	2014

Net cash provided by /(used in) operating activities	$(1,386)	$483
Net cash used in investing activities	(4,505)	(2,939)
Net cash provided by/ (used in) financing activities	7,255	(512)
Effects of exchange rate changes on cash and cash equivalents	-	9
Net increase/(decrease) in cash and cash equivalents	$1,364	$(2,959)

Cash flows provided by/(used in) operating activities

Cash used in operating activities was $1.4 million for fiscal year 2015 as compared to cash provided by operating activities of $483 thousand in the prior year. The decrease in cash flow from operating activities is mainly due to the increase in net loss of the Company. In addition, we had an increase in prepaid expenses of $0.6 million. Partially offsetting this was an increase in impairment of goodwill and intangible assets of $2.9 million, an increase in accounts payable and accrued liabilities of $2.2 million and deferred rent of $1.4 million.

Cash flows used in investing activities

Cash used in investing activities was $4.5 million for fiscal year 2015 compared to $2.9 million in the prior year. Of the cash used in investing activities, the majority was used in the purchase of property and equipment of $4.0 million and $3.1 million in fiscal 2015 and 2014, respectively. The investment in property and equipment in fiscal year 2015 relates to the Company’s New York City location to be opened in May 2015 and $300 thousand the Company paid to AEG Live, LLC for the tangible assets that were required to be returned to AEG Live, LLC at the expiration of the purchase agreement. In addition, during fiscal year 2015, $801 thousand was used to purchase a restricted certificate of deposit for the Company’s New York City lease. For fiscal year 2015, these were partially offset by the redemption of a certificate of deposit of $407 thousand. In fiscal year 2014, the investment in property and equipment related primarily to the opening of the Company’s Buena Park location and the Company’s new Pompeii exhibition. For fiscal year 2014, this was partially offset by proceeds from the disposal of assets of $143 thousand.

Cash flows provided by/(used in) financing activities

Cash provided by financing activities was $7.3 million for fiscal year 2015 compared to cash used of $512 thousand for fiscal year 2014. Cash provided by financing activities for fiscal 2015 relates primarily to the proceeds of $8.0 million from the issuance of notes payable. This was partially offset by the repayment of $220 thousand of the note payable to AEG Live, LLC, and $488 thousand in deferred financing costs paid. Cash used in financing activities in fiscal 2014 relates to primarily to the purchase of treasury stock of $534 thousand and repayment of notes payable of $130 thousand. This was partially offset by proceeds from the exercise of stock options of $185 thousand.

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Contractual Obligations and Commitments

The following table illustrates the Company’s contractual obligations and commitments as of February 28, 2015, assuming we do not exercise any of the Company’s options to extend (in thousands):

Contractual Obligations	Total	1 Year	1-3 Years	3-5 Years	5 Years

Specimen, artifact and license agreements (*)	$3,413	$1,858	$305	$850	$400
Real estate operating leases	54,787	8,415	14,773	9,496	22,103
Capital lease obligations	63	31	32	-	-
Interest payable on capital lease obligation	6	4	2	-	-
Royalty payable	714	413	301	-	-
Interest payable on royalty payable	96	48	48	-	-
Notes payable	8,190	8,190	-	-	-
Interest payable on notes payable	90	90	-	-	-
Purchase obligations (**)	824	824	-	-	-
Equipment leases	133	47	63	23	-
Total	$68,316	$19,920	$15,524	$10,369	$22,503

 _____________________________

* The specimen, artifact and licenses agreements include certain per ticket fees which are not included above.

** Purchase obligations represent unpaid contract amounts for contracts signed before fiscal year end 2015 related to the Company’s “Saturday Night Live” exhibition.

There have no material changes to the Company’s contractual obligations since the fiscal year ended February 28, 2015 other than the changes disclosed below.

Lease Arrangements

Principal Executive Offices

The Company’s principal executive office is located at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia.  This space, which consists of 12,874 square feet, is used for management, administration and marketing purposes.  The Company entered into an eighth amendment to the lease for its principal executive office space in Atlanta, Georgia effective January 1, 2014 which extends the lease until May 31, 2017.

Warehouse Space

The Company leases warehouse and lab space for the conservation, conditioning and storage of artifacts and other exhibitry. On October 12, 2011, the Company entered into a lease agreement for approximately 48,000 square feet of warehouse and lab space in Atlanta, Georgia. The agreement is for a five-year term with two additional options to extend for up to an additional ten years. For security purposes, we do not disclose the location of this property. Other storage space has been rented on a month-to-month basis, in various locations, as needed.

The Company leased warehouse space to store the Arts and Exhibition, LLC exhibitry. On January 16, 2013, the Company entered into a 6 ½ month lease agreement for approximately 21,000 square feet of warehouse space in Atlanta, Georgia. In August 2013, the Company extended this lease through March 2015. This lease expired and was not renewed on March 31, 2015.

The Company leases warehouse space to store certain exhibitry. On March 1, 2015, the Company entered into a one year lease agreement for approximately 23,000 square feet of warehouse space in Atlanta, Georgia. This lease expires on February 29, 2016.

The Company leases warehouse space for its merchandise inventory under a lease assumed as part of the Exhibit Merchandising, LLC acquisition. The Company assumed a lease dated March 2011, for approximately 20,000 square feet of warehouse space in Statesboro, Ohio under a lease that expired in August 2013. In August 2013, the Company extended this lease to August 14, 2017.

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On March 2, 2015, the Company signed a lease for warehouse space in Atlanta, Georgia.  The lease term begins March 1, 2015 and expires on February 29, 2016.  Total future minimum payments under the lease are $81,600.

Luxor Hotel and Casino – Las Vegas, Nevada

On March 12, 2008, the Company entered into a ten-year lease agreement for exhibition space with Ramparts, Inc., owner and operator of The Luxor Hotel and Casino in Las Vegas, Nevada, with an option to extend for up to an additional ten years. This lease includes approximately 36,141 square feet of space within the Luxor Hotel and Casino. We use the space, among other things, to present our “Bodies...The Exhibition” and “Titanic: The Experience” exhibitions. The lease commenced with the completion of the design and construction work which related to the opening of our “Bodies...The Exhibition” exhibition in August 2008 and the opening of the Titanic exhibition in December 2008. See discussion in Note 11. Lease Abandonment in the Company’s 2014 Form 10-K regarding abandonment of a portion of the leased space.

417 Fifth Avenue – New York City, New York

On April 9, 2014, the Company entered into a 130-month lease agreement for exhibition and retail space with 417 Fifth Avenue Real Estate, LLC in New York City, New York. This lease includes approximately 51,000 square feet of space at 417 Fifth Avenue between 37th and 38th streets in the Grand Central district and is near Bryant Park, the Empire State Building and only a few blocks east of Times Square. The Company will use a portion of the space to present its “Saturday Night Live: The Experience” exhibition. Specific information about the other exhibitions that will be opening in the space will be released at a later date. The lease commenced in July 2014 and the Company began presenting exhibitions in the leased space in May 2015.

Atlantic Station – Atlanta, Georgia

On July 2, 2008, the Company entered into a lease agreement for exhibition space with Atlantic Town Center in Atlanta, Georgia. Until March 6, 2012, we used the space to present our “Bodies...The Exhibition” and our “Dialog in the Dark” exhibitions. This space is currently being used to present our “Bodies...The Exhibition” and our “Extreme Dinosaurs” exhibitions. The initial lease term was for three years with four one-month renewal options and was scheduled to expire in February 2012. On September 30, 2011, the Company entered into a first amendment to this lease. The first amendment extended the lease term for an additional 16 months, with a two year extension option, and expiring January 31, 2013. On October 22, 2012, the Company entered into a second amendment to the lease for its exhibition space in Atlantic Station in Atlanta, Georgia. The lease term is for an additional 24 months from February 1, 2013 through January 31, 2015. On November 18, 2014, the Company entered into a third amendment to the lease for its exhibition space in Atlantic Station in Atlanta, Georgia. This space is used for our “Bodies…The Exhibition.” The third amendment reduces the Company’s gross leasable area to 11,770 square feet. The lease term is for an additional 24 months from February 1, 2015 through January 31, 2017. The minimum annual rent is $180 thousand.

Buena Park, California

On April 3, 2013, the Company entered into a lease agreement for exhibition space with the Successor Agency of the Community Redevelopment Agency of the City of Buena Park, California. We opened the space in the second quarter of 2014 and currently present “Bodies…The Exhibition” and “Titanic: The Experience” exhibitions in the space. The Company leased the exhibition space for $1 per month through January 1, 2015, and has agreed to make capital improvements to the space and to maintain the facility during the term. This lease was extended on a month to month basis effective January 1, 2015.

“Titanic: The Experience” – Orlando, Florida

On October 17, 2011, the Company entered into the assignment and second amendment to lease for exhibition space with George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC. We use the space to present our “Titanic: The Experience” exhibition and dinner theatre. The lease term is for five years and expires in September 2016. In January 2014, the Company entered into an additional amendment to the lease to provide the Company with the option to terminate the lease in June 2015.

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Touring Exhibitions

From time to time the Company enters into short-term lease agreements for exhibition space for its touring exhibitions. At February 28, 2015, the Company had no obligations under lease agreements for its touring exhibits.

Specimens, Artifacts and License Agreements

The Company currently has two lease agreements for specimens used in its “Bodies” exhibitions, with expiration dates in February and March 2016 with one year options through fiscal year 2020.

The Company has a non-cancellable license agreement for certain artifacts used in its “One Day in Pompeii” exhibition. The leases are payable at the opening of each new venue. This agreement expired after the third “One Day in Pompeii” exhibition in June 2015.

The Company has a non-cancellable license for certain artifacts used in its “Real Pirates” exhibition. The leases are payable quarterly and have a term of five years. This agreement expires in March 2018.

On October 13, 2014, Premier Exhibition Management, LLC, a subsidiary of the Company, entered into an Exhibit Promoter Agreement with Broadway Video Entertainment, Inc. (“BV”) to produce an exhibition based on the television show “Saturday Night Live.”  The term of the agreement is five years from the opening date of the exhibition. The exhibit opened on May 29, 2015.

The exhibition features the characters, stories, programs, cast and creators of “Saturday Night Live” and is presented at the Company’s new venue in New York City.

On November 4, 2014, Premier Exhibition Management, LLC entered into a License with Twentieth Century Fox Licensing & Merchandising, a division of Fox Entertainment Group, Inc., as administrator for Twentieth Century Fox Film Corporation (“FOX”) to produce one exhibition based on the Ice Age series of films. The initial term of the agreement is five years from the opening date of the first exhibition. The Company has one five-year option to renew the term which is subject to the Company’s full compliance with its obligations under the agreement.

The exhibition will feature the artwork, characters, stories, and creative elements of the following four theatrical motion pictures: “ICE AGE,” “ICE AGE: THE MELTDOWN,” “ICE AGE: DAWN OF DINOSAURS,” and “ICE AGE: CONTINENTAL DRIFT.” The Company will present the exhibition at museums, science centers and exhibition centers throughout the world. The Company is required to open the exhibit by March 31, 2016, and FOX has the right to terminate the agreement if the first exhibit is not opened by that date.

The Discovery of King Tut

During the fourth fiscal quarter of 2014, the Company entered into a License Agreement with Semmel Concerts GmbH, a German entity, to present an exhibition based on King Tutankhamun. The term of the agreement is five years from the opening date of the exhibition. The exhibition, titled “The Discovery of King Tut,” uses high quality artistic and scientific reproductions of artifacts found in the tomb of King Tutankhamun to recreate the moment of Howard Carter’s discovery of the lost tomb.

Notes and Royalty Payable

On October 17, 2011, the Company entered into an Asset Purchase Agreement to purchase the assets of a Titanic-themed exhibition (“Titanic: The Experience” or “TTE”) in Orlando, Florida from Worldwide Licensing & Merchandising, Inc. and its shareholder, G. Michael Harris (together, “Worldwide”). Pursuant to the Agreement, the Company purchased the assets of the Orlando exhibition from Worldwide in an installment sale. The Company agreed to pay Worldwide directly a total of $800 thousand over a two-year period, and also agreed to assume rental and other arrearages owed by Worldwide, totaling $720 thousand, which the Company will pay over a four-year period. Based upon an interest rate of 7.6% the net present value of these payments was approximately $1,377 thousand as of the date of the transaction.

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On June 29, 2012, the Asset Purchase Agreement was amended to accelerate certain payments to Worldwide. To induce the Company into this agreement, Worldwide agreed to forgive one payment of $90 thousand. Based upon the imputed interest rate of 7.6%, this represented a decrease in the note of approximately $71 thousand.

On November 26, 2012, the Asset Purchase Agreement was amended to accelerate the final payment to Worldwide. To induce the Company into this agreement, Worldwide agreed to reduce the final payment by approximately $12 thousand. The final payment was also reduced by approximately $6 thousand to repay accounts receivable owed to the Company. Based upon the imputed interest rate of 7.6%, this represented a decrease in the note of approximately $10 thousand. The final payment of $62 thousand was made to Worldwide in December 2012. In January 2014, the Company entered into an additional amendment to the lease to provide the Company with the option to terminate the lease in June 2015.

As of February 28, 2015, the short-term portion of this note payable was $190 thousand and relates to rental and other arrearages payable on behalf of Worldwide.

On April 20, 2012, PEM and its wholly owned subsidiary, Newco, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and AEI pursuant to which Newco purchased substantially all of the assets of AEI. The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.” Of these four exhibitions, the Company is currently touring only “Real Pirates.” The Company issued a non-recourse non-interest bearing note of $14.2 million as part of this transaction. The Company originally recorded the note at $16.4 million. The increase from $14.2 million to $16.4 million was primarily attributable to prepaid licenses and expenses paid by Arts and Exhibition International, LLC that were added to the note balance. The book value of the note was subsequently reduced by $3.7 million for the amount that was not expected to be repaid based upon the terms of the note related to the expected future cash flows of the exhibitions and $1.3 million to discount the note to its net present value at an imputed interest rate of 7.0%. Based upon the expected repayment amount of $12.7 million and an imputed interest rate of 7.0%, the fair value of this note was approximately $11.4 million as of April 20, 2012. During the fiscal second quarter of 2014, a payment of $4.1 million was made to AEG Live, LLC from the restricted assets held by the Company. These payments are made from cash accounts managed but not owned by the Company and are required to be paid to AEG Live, LLC based upon the purchase agreement terms.

During fiscal 2014, the Company, using Level 3 inputs based upon FASB ASC 820, updated the expected future cash flows of the exhibitions and discounted the cash flows at 7.0% to estimate the future payment to AEG Live, LLC based upon the note agreement. As a result of this review, the note payable was reduced by $2.6 million to reflect the updated estimated future payments under the note agreement. This amount is included in the consolidated statement of operations as a gain on note payable fair market value adjustment. In addition, we evaluated the Company’s future rights fees as part of this update and determined that the future rights fees are not impaired. As of February 28, 2014, the balance sheet reflects the short-term portion of the note payable at $170 thousand and the long-term portion at $950 thousand, including accrued interest. In March 2014, the Company paid $300 thousand and purchased the tangible assets that were required to be returned to AEG Live, LLC at the end of the purchase agreement.

On April 17, 2014, PEM and AEG terminated the Promissory Note. As part of the termination of the Promissory Note, PEM and AEG entered into a Revenue Payment Agreement providing for modified future payments to AEG with respect to bookings of acquired exhibitions. Pursuant to the Revenue Payment Agreement, going forward PEM will make payments to AEG equal to (a) 90% of net revenues from future bookings and (b) 20% of the net revenues from proposed exhibitions acquired from AEG that are ultimately developed and presented. “Net Revenues” are determined after deduction by PEM of the direct expenses of operating the exhibitions. Pursuant to the Revenue Payment Agreement, AEG will pay to PEM a management fee of 10% of gross revenues (after deducting any booking fees) for each calendar year thereafter; provided that the management fee shall not be less than the following minimum fees: $500,000 in calendar year 2014; and $125,000 in calendar years 2015 and 2016.

During fiscal 2015, the Company, using Level 3 inputs based upon FASB ASC 820, updated the expected future cash flows of the exhibitions and discounted the cash flows at 12.0% to estimate the future payment to AEG Live, LLC based upon the note agreement. As a result of this review, the note payable was reduced by $338 thousand to reflect the updated estimated future payments under the note agreement. This amount is included in the consolidated statement of operations as a gain on note payable fair market value adjustment. In addition, we evaluated the Company’s future rights fees as part of this update and determined that the future rights fees were impaired by $2.7 million.

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As of February 28, 2015, the short-term portion of the royalty payable was $413 thousand and the long-term portion was $301 thousand.

On September 30, 2014, Premier Exhibitions, Inc. entered into the Pentwater Notes. Together the Pentwater Notes provided for a loan to the Company in the aggregate amount of $8.0 million. The Pentwater Notes provided for the payment by the Company of interest on a monthly basis at the rate of 12.0% per annum, and the Pentwater Notes matured on March 31, 2015. The Pentwater Notes required the Company to pay a closing fee to the Pentwater affiliates in the aggregate amount of 3% of the loan amount and the fees and expenses incurred by the Pentwater affiliates in connection with the negotiation and execution of the Pentwater Notes. Deferred financing cost related to this loan totaled $388 thousand. The remaining unamortized amounts are included in deferred financing costs on the consolidated balance sheet of the Company.

The Pentwater Notes included customary events of default, and also included events of default relating to the preservation of the Titanic assets and maintaining Samuel S. Weiser as an employee of the Company. The Pentwater Notes also required the Company to maintain minimum unrestricted liquidity of $2.0 million. Upon the occurrence of an event of default, the Company was required to pay default interest at the base rate plus 3%, and the Pentwater affiliates could declare all amounts outstanding under the Pentwater Notes to be immediately due and payable. These amounts are included in deferred financing costs on the consolidated balance sheet of the Company.

The Company was permitted to prepay the Pentwater Notes at any time, at 102% of the face amount during the first three months of the term and 100% of the face amount during the second three months of the term. The Company was required to prepay the Pentwater Note at 102% of the face amount upon a change of control, which would occur upon a change in ownership of 35% of the outstanding shares of the Company or any transfer of any shares of RMST.

The Pentwater Notes were guaranteed by each of RMST, PEM, Arts and Exhibitions International LLC, and Premier Merchandising, LLC, all of which are subsidiaries of the Company.

The Pentwater Notes were secured by substantially all of the assets of the Company and the subsidiary guarantors, including the stock of each of the subsidiary guarantors. The security interest did not apply to the Titanic assets held by RMST, but applied to all revenues, contracts and agreements lawfully arising out of the Titanic assets.

The lenders’ exercise of rights and remedies with respect to the stock of RMST and any revenues, contracts and agreements lawfully arising out of the Titanic assets were expressly governed by and subject to the terms and conditions of the applicable court orders governing the ownership of the Titanic assets by RMST, which included (i) the Opinion issued by the United States District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 12, 2010; (ii) the Order issued by the United State District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 15, 2011; (iii) the Revised Covenants and Conditions for the Future Disposition of Objects Recovered from the R.M.S. Titanic by RMST pursuant to an in-specie salvage award granted by the United States District Court for the Eastern District of Virginia, dated as of August 15, 2011; and (iv) the Process Verbal, issued on October 12, 1993 by the Maritime Affairs Administrator for the Ministry of Equipment Transportation and Tourism, French Republic to TVLP.

As of February 28, 2015, the short-term portion of the Pentwater Notes payable was $8.0 million. The Pentwater Notes were repaid in April 2015 through the assumption of the Pentwater Notes by certain members of the DK Group and the issuance by the Company of the Convertible Note due April 2, 2016.

Capital lease obligations

The Company leases certain computer and security equipment under capital leases. As of February 28, 2015, the balance sheet reflects the short-term portion of capital lease obligations of $31 thousand and the long-term portion of $32 thousand.

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During the three months ended May 31, 2015, the Company signed three capital leases for a total of $290 thousand at interest rates ranging from 6.5% to 7.7%.  Total monthly payments under the leases are approximately $6,000 per month for 60 months.  The leases are secured by certain equipment at our “Saturday Night Live” exhibition.

Legal settlement

On February 14, 2014, SeaVentures, Ltd.  filed suit against the Company in the Circuit Court for the Ninth Judicial District of Orange County, Florida.  The suit alleged that the Company breached a license agreement with SeaVentures under which the Company was required to present certain joint exhibitions containing both Titanic artifacts and artifacts recovered from the RMS Carpathia owned by SeaVentures. SeaVentures sought $743 thousand, plus interest and costs.

On April 3, 2015, RMST and the Company entered into a Full and General Mutual Release, Settlement and Confidentiality Agreement with Seaventures which settled the litigation. Under the settlement, the Company agreed to pay Seaventures $425 thousand, as follows: $75 thousand on or before April 10, 2015, $100 thousand on or before March 1, 2016; $100 thousand on or before March 1, 2017; and $150 thousand on or before March 1, 2018. In addition, the Company agreed to stage at least two joint exhibitions presenting Carpathia and Titanic artifacts within 24 months from the date of execution of the Agreement. The Company will pay Seaventures a portion of the net revenues from those joint exhibition or a per ticket fee, depending on the location of the joint exhibition.   In fiscal year 2015, the Company recorded a liability for this settlement of $344 thousand, net of an $81 thousand discount at 12%, to reflect the present value of the future payments.  The balance as of May 31, 2015 is $278 thousand.

Purchase obligations

The Company has signed significant purchase agreements related to its new “Saturday Night Live” exhibition. Unpaid contracts amounts at the end of fiscal 2015 related to its “Saturday Night Live” exhibition were $824 thousand.

Subsequent to fiscal year end 2015, the Company signed contracts of $1.6 million related to its new exhibition “Saturday Night Live” and funded $1.6 million in additional leasehold improvements.

Potential Titanic Artifact Sale Transaction Costs

The Company was party to a Consignment Agreement (December 20, 2011) with Guernsey’s auction house to sell the Company’s Titanic artifacts and related intellectual property. If a transaction had been closed, the Company would have been required to pay Guernsey’s a fee of up to 8% of the sale price if a purchase agreement were entered into within 60 days of the auction deadline, and up to 4% of the sale price if a purchase agreement were entered into thereafter. The actual amount of the commission would have depended on the sale price, identity of the purchasing party and the date when the sale was closed. The obligation to pay a fee to Guernsey for a Titanic artifact sale has ended pursuant to the terms of the agreement. In addition, if a transaction to sell the Titanic artifact collection was closed, the Company may have been required to pay a transaction bonus to Christopher Davino, former President of RMST, dependent upon the sale price, identity of the purchasing party and the date when the sale is closed. The obligation to pay a transaction bonus to Mr. Davino has also ended. Prepaid fees related to the auction and professional fees related to the sale to the Consortium totaled $666 thousand and were written-off in fiscal 2014. This write-off is included in the consolidated statements of operations as write-off of assets.

There have been no material changes to the Company’s contractual obligations since the year ended February 28, 2015, other than the changes noted below.

Consulting Agreement with Samuel S. Weiser

On April 2, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Weiser (our former Executive Chairman, and prior to that, our President and Chief Executive Officer), pursuant to which Mr. Weiser resigned as Executive Chairman and as a member of the Company’s board of directors and agreed to make himself available to provide consulting advice as and when reasonably requested by Premier through September 30, 2015.  In the Consulting Agreement, the parties agreed that the Employment Agreement, dated August 28, 2014, relating to Mr. Weiser’s service as Executive Chairman is terminated and that the payments and benefits under the Separation Agreement and Release, dated June 20, 2014 (the “Separation Agreement”), between Mr. Weiser and the Company will recommence, as contemplated by the Employment Agreement.  In consideration for Mr. Weiser’s agreement to provide consulting services, and in addition to the payments and benefits recommencing under the Separation Agreement, the Company agreed to pay Mr. Weiser consulting fees in the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the Transaction or September 30, 2015.  The Company also agreed to reimburse Mr. Weiser for the attorney fees incurred by him in negotiating and executing the Consulting Agreement, not to exceed $5,000. In addition, Mr. Weiser’s outstanding option, dated June 12, 2013, to acquire 15,000 shares of the Company’s common stock has an exercise price of $4.48 per share and expires in 2020. The Consulting Agreement contains a mutual release of claims and mutual non-disparagement provision.

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Off-Balance Sheet Arrangements

The Company has no off-balance sheet financial arrangements.

Critical Accounting Policies

The Company has identified the policies below as critical to the business operations and the understanding of the results of operations. There were no material changes to the Company’s critical accounting policies during the quarter ended May 31, 2015.

(a) Revenue Recognition

When evaluating multiple element arrangements, the Company considers whether the components of the arrangement represent separate units of accounting.

The Company recognizes revenue when the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the fee is fixed or determinable, and (4) the fee is probable of collection. The Company allocates the fees in a multi-element arrangement to each element based on the relative fair value of each element, using vendor-specific objective evidence (“VSOE”) of the fair value of each of the elements, if available. VSOE is generally determined based on the price charged when an element is sold separately. In the absence of VSOE of fair value, the fee is allocated among each element based on third-party evidence (“TPE”) of fair value, which is determined based on competitor pricing for similar deliverables when sold separately. When the Company is unable to establish fair value using VSOE or TPE, the Company uses estimated selling price (“ESP”) to allocate value to each element. The objective of ESP is to determine the price at which the Company would transact a sale if the product or service were sold separately. The Company determines ESP for deliverables by considering multiple factors including, but not limited to, prices it charges for similar offerings, market conditions, competitive landscape and pricing practices.

Deferred revenue includes payments or billings recorded prior to performance and amounts received under multiple element arrangements in which the fair value for the undelivered elements does not exist. In these instances, revenue is recognized when the fair value for the undelivered elements is established or when all contractual elements have been completed and delivered.

(i) Exhibition Revenue

The Company recognizes exhibition revenue for exhibits when earned and reasonably estimable. The exhibition agreements may have a fixed fee, may be based on a percentage of gross profit, or a combination of the two. A variable fee arrangement may include a nonrefundable or recoupable guarantee paid in advance or over the exhibition period. The following are the conditions that must be met in order to recognize revenue:

  persuasive evidence of an exhibition arrangement with a customer exists;
  the exhibition is complete and in accordance with the terms of the arrangement;
  the exhibition period of the arrangement has begun and/or the customer can begin its exploitation, exhibition or sale;

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  the arrangement fee is fixed or determinable; and
  collection of the arrangement fee is reasonably assured.

If all of the conditions as outlined above are not met, revenue is recorded as deferred revenue until all conditions are met.

Exhibition Revenue is primarily comprised of the following: Admissions, Licensing, and Audio Tour Revenue. All revenues are shown net of any applicable sales or use taxes.

Admissions Revenue

Admissions revenue includes ticket sales from the Company’s semi-permanent exhibitions and partner gross profit distribution.

Revenue from the semi-permanent exhibitions is derived from ticket sales at venues operated solely by the Company. The revenue is recorded upon the customer’s ticket purchase. Advance ticket sales are recorded as deferred revenue pending the “event date” on the ticket.

Partner gross profit distribution represents the Company’s share of gross profit from partner run exhibitions. Exhibition gross profit is generally calculated as net ticket sales and other ancillary revenue less exhibition expenses as stated in the exhibition agreement. The Company’s share or percentage is defined in the exhibition agreement and recognized over the duration of the exhibition. Independent partners provide the Company with box office information, operational expenses, marketing costs, and other exhibition expenses. The Company utilizes this information to determine the amount of revenue to recognize by applying the contractual provisions included in the exhibition agreement. The amount of revenue recognized for the period depends on timing, accuracy and completeness of information received from independent partners.

Licensing Revenue

Licensing revenue is derived from fees paid by independent partners to co-produce, display and promote the Company’s exhibitions. The Company recognizes license fees ratably over the duration of the exhibition.

Audio Tour Revenue

Revenue derived from equipping and operating an audio tour is recognized upon customer purchase.

(ii) Merchandise and Other Revenue

Merchandise revenue includes self-run and the Company’s share of independent partner merchandise gross profit. Revenues from the Company’s semi-permanent exhibitions are recorded upon customer purchase. In most cases, independent partner revenue is derived as a percentage of the merchandise gross profit and typically recorded on a consignment basis.

(b) Exhibition Licenses

Exhibition licenses primarily represent exclusive rights to exhibit certain anatomical specimens and organs acquired for the use of the licensor’s technology, documentation, and know-how with respect to the plastination of human body specimens and organs. Depending upon the agreement with the rights holder, the Company may obtain the rights to use anatomical specimens and organs in multiple exhibitions over multiple years. Costs are capitalized and amortized over the remaining useful life of the specimens and organs for the anatomical specimens and organs. Costs incurred to renew or extend license agreements are capitalized upon renewal of the license and are amortized over the term of the agreement.

Quarterly, the Company evaluates the future recoverability of any unamortized exhibition license costs based on the exhibition’s performance, success of other exhibitions, whether there are any exhibitions planned for the future, and/or specific events that would impair recoverability. An impairment charge may result if the actual exhibition revenues, combined with currently forecasted future exhibition revenues, are less than the revenue required to amortize the remaining licensing costs. The Company expenses exhibition license costs when it believes such amounts are not recoverable. Capitalized exhibition license costs for those exhibitions that are cancelled are charged to expense in the period of cancellation.

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When the Company tests for impairments, the valuation techniques used to determine the value of the Company’s exhibition licenses are based on unobservable inputs (Level 3 per ASC 820). Based upon the results of the Company’s impairment tests in fiscal 2015 and fiscal 2014, the Company determined there were no impairments in fiscal 2015 and fiscal 2014.

(c) Goodwill and Purchased Finite-Lived Intangible Assets

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the acquired net tangible and intangible assets. Although goodwill is not amortized, we review the Company’s goodwill for impairment annually, or more frequently, if events or changes in circumstances warrant a review. While completing the Company’s annual impairment test of the Company’s single reporting unit in the fourth quarter of fiscal 2015 the Company determined that its goodwill was impaired. See Note 8. Goodwill and Other Intangible Assets to the Company’s consolidated financial statements in the Company’s 2014 Form 10-K for further details. The Company completed its annual impairment test of the Company’s single reporting unit in the fourth quarter of fiscal year 2014 and determined that there was no impairment.

Acquired intangible assets with finite lives, including future rights fees, are amortized over their estimated useful lives and reflected in the Depreciation and Amortization line item on the Company’s consolidated statements of operations. The Company’s acquired intangible assets are reviewed for impairment whenever an impairment indicator exists. The Company continually monitors events or changes in circumstances that could indicate that the carrying amounts of the Company’s long-lived assets, including the Company’s intangible assets, may not be recoverable. When such events or changes in circumstances occur, the Company assesses recoverability by determining whether the carrying value of such assets will be recovered through the undiscounted expected future cash flows. If the future undiscounted cash flows are less than the carrying amount of these assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Fair value is determined using a discounted cash flow analysis that involves the use of significant estimates and assumptions, some of which may be based in part on historical experience, forecasted information and discount rates. While completing the Company’s annual impairment test of the Company’s single reporting unit in the fourth quarter of fiscal 2015 the Company determine that a portion of the Company’s future rights fees were impaired. See Note 8. Goodwill and Other Intangible Assets to the Company’s consolidated financial statements in the Company’s 2014 Form 10-K for further details. The Company completed its annual impairment test of the Company’s single reporting unit in the fourth quarter of fiscal year 2014 and determined that there was no impairment.

(d) Income Taxes

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the basis of assets and liabilities reported for financial statement and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to amounts expected to be realized. As of February 28, 2015 and February 28, 2014, the Company established a valuation allowance of $17.2 million and $11.7 million, respectively, against all net deferred tax assets.

The Company utilizes a two-step approach for evaluating tax positions. Recognition (Step 1) occurs when an enterprise concludes that a tax position, based solely on its technical merits is more likely than not to be sustained upon examination. Measurement (Step 2) is only addressed if Step 1 has been satisfied. Under Step 2, the tax benefit is measured at the largest amount of benefit, determined on a cumulative probability basis that is more likely than not to be realized upon final settlement. The term “more likely than not” is interpreted to mean that the likelihood of occurrence is greater than 50%.

(e) Stock Compensation

The Company follows the fair value recognition provisions in the FASB guidance for stock compensation. The Company’s stock-based compensation expense is measured at the grant date based on the fair value of the award and is amortized on a straight-line basis over the awards’ vesting period. Stock compensation expense of $262 thousand and $231 thousand for fiscal 2015 and 2014, respectively, is included in “General and administrative expenses” in the Consolidated Statements of Operations.

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Stock Options. Fair value of stock options is determined using the Black-Scholes pricing model using weighted-average assumptions including expected volatility, risk-free interest rates, and the expected life of the award. Expected volatilities are based on the historical volatility of the Company’s common stock. The Company uses the simplified method for estimating the expected life within the valuation model which is the period of time that options granted are expected to be outstanding. The risk free rate for periods within the expected life of the option is based on the U.S. Treasury Note rate.

Restricted Stock. The Company grants restricted stock or restricted stock units (“RSUs”) to certain of its employees and directors. Fair value of restricted stock and RSUs is determined based on the fair value of the Company’s stock on the date of grant.

Warrants. The Company has granted warrants under various service agreements. None of these agreements are outstanding.

Stock Appreciation Rights. The Company granted stock appreciation rights to one of its executive officers. Fair value of stock appreciation rights is determined using the Black-Scholes pricing model using weighted-average assumptions including expected volatility, risk-free interest rates, and the expected life of the award. Expected volatilities are based on the historical volatility of the Company’s common stock. The Company uses the simplified method for estimating the expected life within the valuation model which is the period of time that stock appreciation rights granted are expected to be outstanding. The risk free rate for periods within the expected life of the stock appreciation rights is based on the U.S. Treasury Note rate. Fair value is recalculated at the end of each reporting period.

If assumptions change during the life of the awards’ vesting period, the Company may modify or reverse the related stock compensation expense in accordance with current FASB guidance. The Company has experienced a reversal of stock compensation expense in prior years related to forfeitures of options and RSUs in instances where forfeitures were not anticipated or incorporated into the stock compensation expense calculation.

Recently Adopted and Issued Accounting Pronouncements

Recently Adopted

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists in Accounting Standards Update 2013-11 (ASU 2013-11)

In July of 2013, the Financial Accounting Standards Board (FASB) issued ASU No. 2013-11, Income Taxes: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward Exists,” which requires tax benefits to be presented in the financial statement as a reduction to deferred tax asset for a net operating loss carryforward or a tax credit carryforward. The Company adopted the guidance effective March 1, 2014. The adoption of this guidance did not have a material effect on the Company’s financial position, results of operations, or our disclosures.

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity Update 2014-08 (ASU 2014-08)

In April of 2014, FASB issued Accounting Standards Update No. 2014-08 that changes the criteria and requires expanded disclosures for reporting discontinued operations. This accounting update is effective for annual and interim periods beginning after December 15, 2014 and is to be applied prospectively. The Company adopted the guidance effective March 1, 2014. The adoption of this guidance did not have a material effect on the Company’s financial position, results of operations, or our disclosures.

Recently Issued

Revenue from Contracts with Customers Update 2014-09 (ASU 2014-09)

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In May of 2014, FASB issued Accounting Standards Update No. 2014-09 that affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance.

The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The provisions of the guidance will be effective for the Company beginning in the first fiscal quarter of 2018 but may be deferred by one year based on changes in the FASB requirements. The Company is currently evaluating the impact of this accounting pronouncement on our consolidated financial statements.

Preparation of Financial Statements - Going Concern Update 2014-15 (ASU 2014-15)

In August 2014, FASB issued Accounting Standards Update No. 2014-15, “Preparation of Financial Statements - Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under generally accepted accounting principles (GAAP), continuation of a reporting entity as a going concern is presumed as the basis for preparing financial statements unless and until the entity’s liquidation becomes imminent. Preparation of financial statements under this presumption is commonly referred to as the going concern basis of accounting. If and when an entity’s liquidation becomes imminent, financial statements should be prepared under the liquidation basis of accounting in accordance with Subtopic 205-30, “Presentation of Financial Statements - Liquidation Basis of Accounting.” Even when an entity’s liquidation is not imminent, there may be conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but the amendments in this Update should be followed to determine whether to disclose information about the relevant conditions and events. The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Company is currently evaluating the impact of this accounting pronouncement on our consolidated financial statements.

Recent Developments

Worldwide Lease and Note Payable

As of May 31, 2015, the short-term portion of the note payable related to the Company’s purchase of the assets of a Titantic-themed exhibition from Worldwide was $193 thousand and relates to rental and other arrearages payable on behalf of Worldwide. In addition, the Company declined to exercise its option to terminate the lease with Worldwide in June 2015 pursuant to the January 2014 amendment to the lease.

Internal Revenue Service Examination

On July 2, 2015, the Company received notice from the Internal Revenue Service that the tax return of Premier Exhibition Management, LLC for the fiscal year ended February 28, 2013 had been selected for examination. This examination is expected to begin in the second fiscal quarter of 2016.

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INFORMATION ABOUT DINOKING

History and Operations of Dinoking

Dinoking, d/b/a Dinosaurs Unearthed, was incorporated under the laws of British Columbia in 2006. Its head office is located in Canada at 110 - 11188 Featherstone Way, Richmond, British Columbia. Dinoking operates an international, industry-leading traveling exhibition business with a range of indoor and outdoor exhibition experiences designed to engage and entertain audiences. Dinoking is a creator of immersive guest experiences grounded in current science. The business has an established team of exhibit designers, technical experts, artists and scientific advisors. Since Dinoking’s launch in 2007, exhibitions have opened throughout North America, Australia, Asia, Europe and the Middle East in over 40 locations.

The exhibitions appear at pre-existing venues such as museums, science centers, zoos, amusement parks and other unique venues. The indoor exhibition spaces range from 2,000 sq. ft. to 15,000 sq. ft., with anywhere from 4 to 25 animatronic models in each. The indoor exhibition design includes – in addition to animatronics – skeletons, fossils, scenic décor and landscaping, lighting, sound, large format graphics, interpretive content and interactive experiences. The current indoor brands include Dinosaurs Unearthed, Extreme Dinosaurs and Xtreme BUGS.

The outdoor exhibitions range in size from one acre to 12.5 acres and include anywhere from 15 to 65 animatronic models in naturalistic, park-like settings with interpretive content and interactive activities. Dinosaurs Alive! is the outdoor exhibition brand.

As of June 30, 2015, Dinoking has 14 exhibition sets: four traveling indoor sets, two traveling outdoor sets, and eight semi-permanent outdoor sets including the newly launched indoor/outdoor traveling sea creatures exhibition in Australia.

Currently, there are two indoor exhibitions appearing in the U.S. and two in Canada. There is one traveling outdoor exhibition in Canada, one semi-permanent outdoor exhibition in Canada and seven semi-permanent outdoor exhibitions in the US.

Dinoking designs and develops each exhibition and manages the logistics of shipping from location to location. Dinoking’s turnkey exhibition packages include all elements for staging the exhibition as well as production teams that travel for set up and dismantling. Each venue is responsible for the day-to-day ongoing operations of the exhibitions.

Dinoking’s exhibitions are created out of specific story-driven themes that provide the foundation for exhibit designers, 3-D and graphic designers, writers, artists, and scientific experts to complete the experience. The exhibitions are then customized to suit the size, layout and nuances of each venue. Exhibition design; content development; pre-production planning; production; service; and client support for marketing, media relations and education programming are key aspects of staging exhibitions of all sizes.

Dinoking primarily earns income through short and long-term lease and financing arrangements included in revenues in the Consolidated Statement of Operations. For sales type/finance leases, an asset is recorded at lease inception comprised of the aggregate future minimum lease payments. Finance income is recognized over the life of the lease to approximate a level rate of return on the net investment, with the sale of the underlying assets and related cost of sales recorded upon the commencement of the lease.

Dinoking’s CEO & President, Daoping Bao, founded Dinoking in 2006. He brings over 20 years of creative entrepreneurial experience to his work with significant success in museum exhibit design, filmmaking, manufacturing, business development and capital fundraising. Daoping has worked throughout North America and Asia on diverse projects and business ventures including joint ventures, fossil exchanges, infrastructure development, gaming development and attractions development. Daoping was instrumental in establishing the leading animatronic manufacturing facility in Zigong, China and establishing Dinoking as the world-leading dinosaur exhibition company, a CCTV documentary of which aired in China in July 2014. Prior to Dinoking, Daoping founded an international trading company, a merchant bank and an investment company handling over $200,000,000 in development transactions in Asia.

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Dinoking’s Managing Director, Nancy Brenner, joined Dinoking in early 2007 and has extensive experience in entrepreneurial business development, management, marketing and communications, and client relations. Nancy’s work focuses on taking the vision of Dinoking and articulating that to the team to reach and exceed business objectives, synthesizing the growing business vision with the day-to-day operations. Nancy’s role at Dinosaurs Unearthed in managing the business includes team development, new product development, operations and growing a client base. She has worked in tourism and the medical products industries and in building revenue generators for not-for-profit tourism organizations. Nancy has served as President of the Board of the BC Work Information Network, an early Internet-based career development resource in British Columbia. Nancy has a BA, Summa Cum Laude, from Stonehill College, MA.

Dinoking currently has 17 full time and six permanent part time employees who will remain with the business post-Merger.

Subsidiaries

Dinosaurs Unearthed Corp., a Delaware corporation , is a wholly-owned subsidiary of Dinoking, established in order to provide exhibition-based assets of Dinoking to exhibitions located within the United States.

Capital Structure

The authorized share structure of Dinoking consists of an unlimited number of common shares, without par value, of which 3,800 shares are issued and outstanding and held of record by two shareholders (Daoping Bao and Nancy Brenner), and an unlimited number of Class A Redeemable Preferred Shares, without par value, of which 336 shares are issued and outstanding and held of record by one shareholder (Daoping Bao). The Class A Redeemable Preferred Shares are non-voting and are redeemable at $2,235 per preferred share at the option of Dinoking.
None of Dinoking’s securities are listed on any stock exchange or automated dealer quotation system.

Dinoking Tech Inc. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion contains forward-looking statements that involve risks and uncertainties.  Dinoking’s actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, many of which are outside of Dinoking’s control and are difficult for us to forecast or mitigate.  The factors that could cause Dinoking’s actual results to differ materially from those expressed or implied by us in any forward-looking statements contained herein or made elsewhere by or on behalf of us include the risks described elsewhere in this proxy statement.

The consolidated results of operations for the quarters and six month periods ended June 30, 2015 and June 30, 2014 and the years ended December 31, 2014 and December 31, 2013 are not necessarily indicative of the results that may be expected for any future period.  The following discussion should be read in conjunction with the consolidated financial statements and the notes thereto as at December 31, 2014 and 2013 and the condensed consolidated financial statements as at June 30 , 2015 and 2014 beginning on page F-A-1 of this proxy statement .

The financial information for Dinoking below is reported in Canadian dollars (Cdn$).

Results of Operations

The Second Quarter and Six Month Periods Ended June 30, 2015 Compared to the Second Quarter and Six Month Periods Ended June 30, 2014

An analysis of Dinoking’s condensed consolidated statements of operations for the three month and six month periods ended June 30, 2015 and 2014, with percentage changes, follows:

The table below provides selected three and six months ended financial information about Dinoking. For detailed information, please refer to Dinoking’s most recent unaudited Financial Statements dated June 30, 2015 in the section of this proxy statement entitled “Index to Dinoking Tech Inc. Consolidated Financial Statements.”

	Three Months Ended June 30,
	2015	2014	% Change
	(In thousands except percentages) (Cdn$)
Revenue	$2,895	$9,253	-68.8%
Cost of sales (exclusive of depreciation and amortization)	1,811	561	222.8%
Gross profit	1,084	8,692	-87.6%
Gross profit as a percent of revenue	37.4%	93.9%
Operating expenses	1,492	952	56.7%
Income (loss) from operations before income tax	(408)	7,740	-105.2%
Income tax expense	-	-	N/A
Net income (loss)	$(408)	$7,740	-105.2%

	Six Months Ended June 30,
	2015	2014	% Change
	(In thousands except percentages) (Cdn$)
Revenue	$4,309	$10,271	-58.0%
Cost of sales (exclusive of depreciation and amortization)	2,120	886	139.2%
Gross profit	2,189	9,385	-76.6%
Gross profit as a percent of revenue	50.8%	91.3%
Operating expenses	2,627	1,652	59.0%
Income (loss) from operations before income tax	(437)	7,733	-105.6%
Income tax expense	-	-	N/A
Net income (loss)	$(437)	$7,733	-105.6%

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Revenue for the three and six month periods ended June 30, 2015

Revenue for the six month period ended June 30, 2015 was Cdn$4,309,467 (2014 - $10,271,348), a decrease of approximately 58.1% from 2014. Revenue for the three month period ended June 30, 2015 was Cdn$2,895,466 (2014 - Cdn$9,523,228). Due to the nature of Dinoking’s operations, and presentation of revenues in accordance with accounting standards generally accepted in the United States of America, sales-type lease accounting results in significant recognition of contractual revenues at the inception of the contract. Revenue decreased over the comparative periods in 2014 as a result of signing several large contracts in the second quarter of 2014.

For 2015 and future periods, Dinoking has 15 existing contracts expiring at various dates through fiscal 2019. Dinoking has generated sales-type lease and fixed fee revenues for the six month period ended of Cdn$3,869,585 (2014 - Cdn$9,831,147), and gate share revenues, contingent on the attendance levels of exhibitions with gate-sharing arrangements, and other type of service totaling approximately Cdn$439,882 (2014 - Cdn$440,201).

Cost of Sales for the three and six month periods ended June 30, 2015

For the six month period ended June 30, 2015, total cost of goods sold was Cdn$2,120,223 (2014: Cdn$886,499), an increase of Cdn$1,233,724, or 139.2%, over the comparative period. For the three month period ended June 30, 2015, total cost of goods sold was Cdn$1,811,361 (2014 - Cdn$560,907), an increase of Cdn$1,250,454, or 222.8%, over the comparative period.

Sales-type lease accounting requires that the cost of the underlying assets are significantly recorded as cost of sales at the commencing date of the exhibition and as a reduction in cost of sales when the assets are returned at the end of the exhibition. As such, for the significant contracts as described in the revenue section above, a certain amount of assets were expensed as cost of sales upon the commencement of the exhibition, totaling approximately Cdn$1,778,802 (2014: Cdn$2,999,369) and recognized as a reduction in cost of sales of $Cdn 52,557 (2014: Cdn$2,465,178) when the assets were returned at the end of the exhibition.

Corporate Expenses for the three and six month periods ended June 30, 2015

Six month period ended June 30, 2015

Operating expenses were Cdn$2,626,744 in 2015 in comparison to Cdn$1,651,611 in 2014, an increase of Cdn$975,133, or 59%, over the comparative period. Of most significance was an increase in professional fees by approximately Cdn$940,092 in comparison to 2014 due to the professional fees related to the proposed merger transaction. Travel and entertainment expenses increased by Cdn$58,713. Foreign exchange loss recognized was lower in 2015 at Cdn$334, compared to a foreign exchange loss in 2014 of approximately Cdn$142,392.

Three month period ended June 30, 2015

Operating expenses were Cdn$1,491,994 in 2015 in comparison to Cdn$952,258 in 2014, an increase of $539,736, or 57%, over the comparative period. Of most significance was an increase in professional fees by approximately Cdn$585,120 in comparison to 2014 due to the professional fees related to the proposed merger transaction. Travel and entertainment expenses increased by Cdn$24,235. Foreign exchange loss recognized was lower in 2015 at Cdn$42,813, compared to a foreign exchange loss in 2014 of approximately Cdn$107,317.

Amortization

Six month period ended June 30, 2015

Amortization costs were Cdn$283,787, (2014: $42,645) an increase of Cdn$241,142, or 565%, related to the addition of property, plant, and equipment.

Three month period ended June 30, 2015

Amortization costs were Cdn$144,956, (2014: Cdn$24,057) an increase of Cdn$120,899, or 503%, related to the addition of property, plant, and equipment.

Interest

Six month period ended June 30, 2015

Interest costs were Cdn$33,795, (2014: $38,268) a decrease of Cdn$4,473, or 11.7%.

Three month period ended June 30, 2015

Interest costs were Cdn$14,170, (2014: $20,395) a decrease of Cdn$6,225, or 30.5%.

Net Earnings (Loss) Before Tax

Comprehensive income (loss) for the six month period ended June 30, 2015 was Cdn$(346,523) (2014: Cdn$7,499,384), a decrease of Cdn$7,845,907 as compared to the same six months period in 2014. Comprehensive income (loss) for the three month period ended June 30, 2015 was Cdn$(407,889) (2014: Cdn$7,740,063), a decrease of Cdn$8,147,952 as compared to the same three months period in 2014

This decrease in the three and six month periods is primarily attributed to the decrease in sales-type lease and fixed fee revenues recognized for the six months period in 2015.

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Fiscal Year 2014 Compared to Fiscal Year 2013

An analysis of Dinoking’s consolidated statements of operations for fiscal 2014 and fiscal 2013, with percentage changes from 2013 to 2014, is as follows:

	Analysis of Consolidated Statements of Operations
	December 31, 2014	December 31, 2013	% Change
	(In thousands except percentages and per share data) (Cdn$)

Revenue	$11,130	$6,389	74.2%
Cost of revenue	1,648	2,504	(34.2)%
Gross profit	9,482	3,885	144.1%
Gross profit as a percent of revenue	85.2%	60.8%

Operating expenses	2,948	2,874	2.6%
Income from operations before income tax	6,534	1,012	545.7%

Provision for income taxes	(866)	(53)	1534.0%

Net income	5,668	959	491%

Foreign currency translation	143	(10)	(1530.0)%

Comprehensive income attributable to shareholders of Dinoking Tech Inc.	5,811	949	512.3%

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Revenue.  During the year ended December 31, 2014, total revenue increased by Cdn $4.7 million, or 74.2% to Cdn $11.1 million compared to the same period last year, as reflected in the following table.

	Revenue
	2014	2013
	(in thousands) (Cdn$)
Revenue
Sales-type lease and fixed fee	$10,370	$4,615
Gate Share	760	1,774
Total Revenue	$11,130	$6,389

Revenue for the year ending December 31, 2014 was Cdn $11,129,848, an approximate 74.2% increase from revenues of Cdn $6,389,510 for fiscal 2013. Due to the nature of Dinoking’s operations, and presentation of revenues in accordance with accounting standards generally accepted in the United States, sales-type lease accounting results in significant recognition of contractual revenues at the inception of a contract. Gate-share revenues are earned and reported monthly dependent on the revenues of the underlying exhibitor. During fiscal 2014, Dinoking renegotiated certain of its existing contracts from gate-share and fixed fee arrangements to only fixed fee contracts, resulting in immediate recognition of the majority of the contractual payments to be received in the future, governed by sales-type lease accounting. As such, the increase in revenues for fiscal 2014 in comparison to 2013 are not primarily attributable to significant new contracts entered into during the period, more so, due to revisions of existing contracts and the resulting immediate recognition of the contractual payments in the year of amendment to the contracts previously in place. The revision to such contracts during fiscal 2014 resulted in recognition of approximately Cdn $9.9 million in revenues.

For 2015 and future periods, Dinoking has 12 existing contracts expiring at various dates through fiscal 2019. Sales-type lease income for these contracts, representing the financing component is estimated to be approximately Cdn $610,000 through fiscal 2017, Cdn $540,000 in fiscal 2018 and Cdn $250,000 in fiscal 2019. In addition to the sales-type lease income, Dinoking has generated gate-share revenues, contingent on the attendance levels of 5 exhibitions with gate-sharing arrangements, totaling approximately Cdn $760,000 in fiscal 2014. All gate-share contracts with the exception of 2 expired in 2014, with the gate-share revenues attributable to the continuing contracts, each of which expires in 2015, totaling Cdn $130,000 in fiscal 2014.

Cost of Revenue. During fiscal year 2014, cost of revenue as a percent of revenue was 14.8% as compared to 39.2% for fiscal year 2013, as reflected in the following table.

	Cost of Revenue
	(in thousands, except percentages) (Cdn$)
	Years Ended		Percent Change
	December 31, 2014	December 31, 2013	2015 vs. 2014

Cost of revenues

Cost of assets – sales-type lease	$969	$1,871	(48.2)%
Other costs of revenues	679	633	7..3%

Total	$1,648	$2,504	(34.2)%
Exhibition expense as percent of exhibition revenue	14.8%	39.2%

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The increase in revenue and decrease in costs of revenues resulted in an increase in our gross profit from Cdn $3.9 million or 60.8% during fiscal 2013 to Cdn $9.5 million or 85.2% of revenue for the fiscal year ended 2014 .

Operating Expenses. Operating expense increased by 2.5% during fiscal 2014 compared to fiscal 2013. The following table illustrates operating expenses and percentage changes for fiscal 2014 vs. fiscal 2013:

	Operating expenses
	December 31, 2014	December 31, 2013	% Change
	(in thousands, except percentage data) (Cdn$)

Operating expenses	$2,450	$2,839	(13.7)%
Depreciation and amortization	497	44	1029.5%
Gain (loss) on disposal of equipment	-	(10)	(100.0)%
Total	$2,947	$2,873	2.6%

Operating. Operating expense (net of depreciation and loss on disposal of equipment) decreased by $389 thousand, as reflected in the following table:

	2014	2013	Increase (decrease)
	(in thousands) (Cdn$)

Administration	$489	$545	(56)
Bad debts	-	9	(9)
Foreign Exchange	(225)	89	(313)
Interest	81	119	(38)
Professional fees	238	230	(8)
Salaries, wages and benefits	1,496	1,350	146
Selling expenses	62	34	28
Tradeshows	100	103	(3)
Travel and entertainment	121	126	(5)
Warehouse expenses	88	234	(145)
Total	$2,450	$2,839	(387)

As reflected by the table above, the decrease in operating expense is primarily attributable to a gain on foreign exchange in the current year of Cdn $225 thousand, in comparison to a loss on foreign exchange for prior year of Cdn $88 thousand, comprising Cdn $313 thousand of the decrease for the period. Additionally, Dinoking incurred decreased warehouse expenses and administration costs of Cdn $145 thousand and Cdn $56 thousand, offset by an increase to salaries, wages and benefits of $146 thousand.

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Depreciation and Amortization. Depreciation and amortization increased Cdn $453 thousand from the prior year. The increase in depreciation expense is attributable to the renegotiation of certain contracts in the current year, resulting in a deemed return of such assets upon renegotiation, therefore an increase to their amortization.

Income tax expense: Dinoking recorded an income tax expense in fiscal 2014 of Cdn $865 thousand, an increase of Cdn $813 in comparison to prior year, attributable to the increase in comprehensive income of Cdn $5.8 million in comparison to 2013.

Net loss attributable to shareholders of Dinoking Tech. Inc. Dinoking realized comprehensive income of Cdn $5.8 million in fiscal 2014 as compared to Cdn $949 thousand in fiscal 2013.

The Six Months Ended June 30, 2015 Compared to the Six Months Ended June 30, 2014 - Segment Results

Dinoking operates in one segment; the rental of animatronic dinosaurs, fossils and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States of America.

Revenue by geographic area is based on the location of the customer.

Revenue	June 30, 2015	June 30, 2014
	(Cdn$)
United States	1,420,362	9,090,262
Canada	1,792,022	1,056,086
Other	1,097,083	125,000
	4,309,467	10,271,348

Fiscal 2014 as Compared to Fiscal 2013 – Segment results

Dinoking operates in one segment; the rental of animatronic dinosaurs, fossils and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States of America.

Revenue by geographic area is based on the location of the customer.

Revenue	2014	2013
	(Cdn$)
United States	9,625,733	5,337,566
Canada	1,302,515	512,548
Other	201,600	539,396
	11,129,848	6,389,510

Liquidity and Capital Resources

Liquidity

Dinoking’s operations have been financed primarily through cash flow from operations, existing cash and our TD Commercial Banking, fixed rate term loan. Dinoking has incurred significant comprehensive income over the current and prior year, and expects that revenue from operations, receipt of contractual payments and existing cash and term deposit balances are sufficient to finance Dinoking’s existing operations for fiscal 2015 and subsequent financial periods.

The following tables reflect selected information about Dinoking’s cash flows during the six months ended June 30 , 2015 and 2014:

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Selected cash flow information:

	Six Months Ended June 30,
	2015	2014
	(in thousands) (Cdn$)
Net cash provided by (used in) operating activities	$294	$2,473
Net cash used in investing activities	(903)	(2,778)
Net cash provided by (used in) financing activities	111	(261)
Effect of foreign exchange rate changes on cash	-	(234)
Net decrease in cash and cash equivalents	$(498)	$(800)

Cash and Equivalents

As of June 30, 2015, Dinoking held cash and equivalents of approximately Cdn$1.1 million, compared to Cdn$1.6 million at December 31, 2014. The decrease is primarily attributable to the investment in revenue producing exhibitions, offset by funds from a new long-term loan agreement.

Dinoking believes that its available cash and cash equivalents and future cash flows generated from operations will be sufficient to satisfy its anticipated cash requirements for the next twelve months, including scheduled debt repayment, lease commitments, planned capital expenditures, and research and development expenses. There can be no assurance, however, that unplanned capital replacements or other future events will not require Dinoking to seek additional debt or equity financing.

Operating Activities

In the six months period ended June 30, 2015, cash flows from operations were Cdn$293,744 (2014 - Cdn$2,472,890). Significant changes in non-cash working capital included an increase of Cdn$856,747 (2014 - Cdn$Nil) in current portion of net investment in lease and a decrease of Cdn$1,063,264 (2014 - Cdn$2,978,145) in current portion of deferred revenue. These changes were primarily due to various sales-type lease events commencing during this six months period. Furthermore, an increase in accounts payable of Cdn$419,836 (2014 – Cdn$13,788) was due to professional and legal expenses incurred in relation to the planned merger transaction with Premier Exhibitions Inc.

As at June 30, 2015, Dinoking has working capital of Cdn$2,053,963 (December 31, 2014 - Cdn$1,130,198) and total stockholder’s equity of Cdn$5,521,707 (December 31, 2014 - Cdn$5,868,229).

Investing Activities

Capital Expenditures of Cdn$903,307 for the six months period ended June 30, 2015 (2014 - Cdn$2,777,925) were related to the purchase of various exhibit related items, and the purchase of a condominium.

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Financing Activities

The Company has a term loan balance of Cdn$1,322,847 (December 31, 2014 - Cdn$1,211,840), of which Cdn$576,282 is repayable in fiscal 2015.

The following tables reflect selected information about Dinoking’s cash flows during the fiscal year ended 2014 and 2013:

Selected cash flow information:
	2014	2013
	(Cdn$)

Net cash provided by /(used in) operating activities	$567	$2,451
Net cash used in investing activities	(815)	(410)
Net cash provided by/ (used in) financing activities	(680)	(113)
Effects of exchange rate changes on cash and cash equivalents	8	45
Net increase/(decrease) in cash and cash equivalents	$(920)	$1,973

Cash flows provided by (used in) operating activities

Cash from operating activities was Cdn $566 thousand for fiscal year 2014 as compared to cash provided by operating activities of Cdn $2,451 thousand in the prior year. The decrease in cash flow from operating activities is mainly due to the increase in finance income, sales-type leases and deferred revenue, totaling Cdn $5.7 million. The decrease was offset by net income of Cdn $5.7 million for the year. In 2013, the operating cash increase was primarily attributable to an increase in sales-type leases and deferred revenues in addition to the net income of Cdn $959 thousand.

Cash flows used in investing activities

Cash used in investing activities was Cdn $815 thousand for fiscal year 2014 compared to Cdn $410 thousand in the prior year. In fiscal 2014, all of the investing activity was related to the acquisition of property and equipment. In fiscal 2013, the investing activity was comprised of acquisition of property and equipment of Cdn $443 thousand, purchase of term deposits of Cdn $52 thousand, offset by net investment in leases of Cdn$60,000 and proceeds on disposal of property and equipment of Cdn $26 thousand.

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Cash flows provided by (used in) financing activities

Cash used in financing activities was Cdn $679 thousand for fiscal year 2014 compared to cash used of Cdn $113 thousand for fiscal year 2013. The 2014 financing activity was comprised of repayment of Dinoking’s term loan, redemption of preferred stock and payment of dividends, at Cdn $538 thousand, Cdn $64 thousand and Cdn $141 thousand respectively. The 2013 cash flows from financing were primarily comprised of advances of a term loan in the amount of Cdn $1,750,000, offset by repayment to shareholders and payment of dividends of Cdn $1,121 thousand and Cdn $701 thousand respectively.

Off-Balance Sheet Arrangements

Dinoking has no off-balance sheet financial arrangements.

Critical Accounting Policies

Dinoking has identified the policies below as critical to the business operations and the understanding of the results of operations. There were no material changes to Dinoking’s critical accounting policies during the six months ended June 30 , 2015.

(a)	Revenue Recognition

Multiple Element Arrangements

Dinoking’s revenue arrangements with certain customers may involve multiple elements consisting of exhibition assets; services associated with the exhibition assets including exhibition design support, supervision of installation and employee training, a license to use of Dinoking’s intellectual property (logos, photos, graphics, illustrations and exhibition content), and maintenance. Dinoking evaluates all elements in an arrangement to determine what are considered deliverables for accounting purposes and which of the deliverables represent separate units of accounting based on the applicable accounting guidance in the Leases Topic of the FASB ASC and the Revenue Recognition Topic of the FASB. If separate units of accounting are either required under the relevant accounting standards or determined to be applicable under the Revenue Recognition Topic, the total consideration received or receivable in the arrangement is allocated based on the applicable guidance in the above noted standards.

Exhibitions

Dinoking has identified the provision of exhibition assets, design support, supervision of installation, employee training and the use of Dinoking’s trademarks to be a single deliverable and a single unit of accounting (the “Exhibition Deliverable”). When an arrangement does not include all the elements of an Exhibition Deliverable, the elements of the Exhibition Deliverable included in the arrangement are considered by Dinoking to be a single deliverable and a single unit of accounting. Dinoking is not responsible for the physical installation of the exhibition assets in the customer’s facility; however, Dinoking supervises the installation by the customer. The customer has the right to use Dinoking’s intellectual property for the duration of the exhibition.

Dinoking’s Exhibition Deliverable arrangements involve either a sales-type or operating lease. Consideration for the Exhibition Deliverable, other than those delivered pursuant to joint revenue sharing arrangements, consist of upfront or initial payments made before and after the final installation of the exhibition assets and ongoing payments throughout the term of the lease or over a period of time, as specified in the arrangement. The ongoing payments are generally a fixed annual amount or a certain percentage of the exhibition admissions. Dinoking’s arrangements are non-cancellable, unless Dinoking fails to perform its obligations. In the absence of a material default by Dinoking, there is no right to any remedy for the customer under Dinoking’s arrangements. If a material default by Dinoking exists, the customer has the right to terminate the arrangement and seek a refund only if the customer provides notice to Dinoking of a material default and only if Dinoking does not cure the default within a specified period.

Lease Arrangements

Dinoking uses the Leases Topic of FASB ASC to evaluate whether an arrangement is a lease within the scope of the accounting standard. Arrangements not within the scope of the accounting standard are accounted for as either a sales or services arrangement, as applicable.

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For lease arrangements, Dinoking determines the classification of the lease in accordance with the Lease Topic of FASB ASC. A lease arrangement that transfers substantially all of the benefits and risks incident to ownership of the equipment is classified as a sales-type lease based on the criteria established by the accounting standard; otherwise the lease is classified as an operating lease.

For sales-type leases, the revenue allocated to the Exhibition Deliverable is recognized when the lease term commences, which Dinoking deems to be when all of the following conditions have been met: (1) the exhibition assets have been installed and are in full working condition; (2) the employee training has been completed; and (3) the earlier of (a) receipt of the written customer acceptance certifying the completion of installation and testing of the exhibition assets and completion of employee training or (b) public opening of the exhibition, provided collectability is reasonably assured.

The initial revenue recognized for sales type leases consists of the initial payments received and the present value of future fixed ongoing payments computed at the interest rate implicit in the lease.

For operating leases, initial payments and fixed ongoing payments are recognized as revenue on a straight-line basis over the lease term. For operating leases, the lease term is considered to commence when all of the following conditions have been met: (1) the exhibition assets have been installed and are in full working condition; (2) the employee training has been completed; and (3) the earlier of (a) receipt of the written customer acceptance certifying the completion of installation and testing of the exhibition assets and completion of employee training or (b) public opening of the exhibition, provided collectability is reasonably assured.

Revenues from joint revenue sharing arrangements with upfront payments that qualify for classification as sales-type leases are recognized in accordance with the sales-type lease criteria discussed above. Contingent revenues from joint revenue sharing arrangements are recognized as exhibition admissions are reported by the customer, provided collectability is reasonably assured.

Finance Income

Finance income is recognized over the term of the sales-type lease provided collectability is reasonably assured. Finance income recognition ceases when Dinoking determines that the associated receivable is not collectible.

Finance income is suspended when Dinoking identifies a customer that is delinquent, non-responsive or not negotiating in good faith with Dinoking. Once the collectability issues are resolved Dinoking will resume recognition of finance income.

Cost of Equipment

Exhibition assets subject to sales-type leases includes the cost of the exhibition assets and costs related to project management, design, delivery and installation supervision services as applicable. The costs related to exhibition assets under sales- type lease arrangements are relieved from inventory to costs and expenses applicable to revenues – equipment sales when revenue recognition criteria are met.

Cost of Rentals

For exhibition assets and other equipment subject to an operating lease or placed in a customers’ venue under a joint revenue sharing arrangement, the cost of equipment and those costs that result directly from and are essential to the arrangement, is included within property and equipment.

Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated over the adjusted remaining useful life of the assets. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in selling, general and administrative expenses. Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be realizable. If an evaluation is required, management would assess whether the carrying value of the asset group is recoverable by comparing the sum of the undiscounted cash flows to the carrying value of the asset group. If the asset is not recoverable, management compares the estimated fair value of the asset to the asset’s carrying amount to determine if an impairment of such asset is necessary. The effect of any impairment would be to expense the difference between the fair value of such asset and its carrying value in the period incurred.

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(b) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance so that the assets are recognized only to the extent that when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized.

Per FASB ASC 740 “Income taxes” under the liability method, it is Dinoking’s policy to provide for uncertain tax positions and the related interest and penalties based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. At December 31, 2014 Dinoking believes it has appropriately accounted for any unrecognized tax benefits. To the extent Dinoking prevails in matters for which a liability for an unrecognized benefit is established or is required to pay amounts in excess of the liability, Dinoking’s effective tax rate in a given financial statement period may be affected. Interest and penalties associated with Dinoking’s tax positions are recorded as Interest Expense.

Recently Adopted and Issued Accounting Pronouncements

Recently Adopted

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists in Accounting Standards Update 2013-11 (ASU 2013-11)

In July of 2013, the Financial Accounting Standards Board (FASB) issued ASU No. 2013-11, Income Taxes: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward Exists,” which requires tax benefits to be presented in the financial statement as a reduction to deferred tax asset for a net operating loss carryforward or a tax credit carryforward. Dinoking adopted the guidance effective January 1, 2015. The adoption of this guidance did not have a material effect on Dinoking’s financial position, results of operations, or disclosures.

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity Update 2014-08 (ASU 2014-08)

In April of 2014, FASB issued Accounting Standards Update No. 2014-08 that changes the criteria and requires expanded disclosures for reporting discontinued operations. This accounting update is effective for annual and interim periods beginning after December 15, 2014 and is to be applied prospectively. Dinoking adopted the guidance effective January 1, 2015. The adoption of this guidance did not have a material effect on Dinoking’s financial position, results of operations, or disclosures.

Recently Issued

Revenue from Contracts with Customers Update 2014-09 (ASU 2014-09)

In May of 2014, FASB issued Accounting Standards Update No. 2014-09 that affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance.

The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The provisions of the guidance will be effective for Dinoking beginning in the first fiscal quarter of 2018 but may be deferred by one year based on changes in the FASB requirements. Dinoking is currently evaluating the impact of this accounting pronouncement on its consolidated financial statements.

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Preparation of Financial Statements - Going Concern Update 2014-15 (ASU 2014-15)

In August 2014, FASB issued Accounting Standards Update No. 2014-15, “Preparation of Financial Statements - Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under generally accepted accounting principles (GAAP), continuation of a reporting entity as a going concern is presumed as the basis for preparing financial statements unless and until the entity’s liquidation becomes imminent. Preparation of financial statements under this presumption is commonly referred to as the going concern basis of accounting. If and when an entity’s liquidation becomes imminent, financial statements should be prepared under the liquidation basis of accounting in accordance with Subtopic 205-30, “Presentation of Financial Statements - Liquidation Basis of Accounting.” Even when an entity’s liquidation is not imminent, there may be conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but the amendments in this Update should be followed to determine whether to disclose information about the relevant conditions and events. The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. Dinoking is currently evaluating the impact of this accounting pronouncement on its consolidated financial statements.

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DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Company’s amended articles of incorporation and amended bylaws and all applicable provisions of Florida law. You are urged to read the Company’s amended articles of incorporation and amended bylaws in their entirety for the actual terms of the Company’s capital stock, which are filed as exhibits to the registration statement on Form S-8 filed with the SEC on August 17, 2009, the Current Report on Form 8-K filed with the SEC on October 19, 2012, and the Annual Report on Form 10-K for the year ended February 28, 2015 filed with the SEC on May 28, 2015, respectively.

Authorized Capital Stock

The Company’s authorized capital stock consists of 65,000,000 shares of common stock, $0.0001 par value per share. At the close of business on February 27, 2015, the Company effected a 1-for-10 reverse stock split of its issued common stock and the share numbers in this proxy statement have been adjusted for the reverse stock split. The reverse stock split did not affect the number of shares of common stock authorized in the Company’s Articles of Incorporation. As of August 28 , 2015, 4,917,222 shares of the Company’s common stock were issued and outstanding.

Common Stock

The holders of outstanding shares of the Company’s common stock are entitled to receive dividends out of assets legally available at the times and in the amounts that the Company’s Board of Directors may from time to time declare. Upon the liquidation, dissolution, or winding-up of the Company, the holders of outstanding shares of the Company’s common stock will be entitled to share in all assets remaining after payment of all liabilities. Each holder of the Company’s common stock is entitled to one vote per share on all matters submitted to a vote of shareholders, and may not cumulate votes for the election of directors unless proper notice is given pursuant to the Company’s bylaws. Shares of the Company’s common stock do not have any preemptive rights.

The Company’s common stock is quoted on the NASDAQ under the trading symbol “PRXI.” The transfer agent and registrar for shares of the Company’s common stock is American Stock Transfer, LLC.

Comparative Market Prices

As of August 28 , 2015, 4,917,222 shares of the Company’s common stock were outstanding, and there were 1,900 shareholders of record, which includes 1,825 holders of record that have not yet exchanged their shares in connection with the reverse stock split. This number does not include shareholders for whom shares are held in a “nominee” or “street” name. On April 1, 2015, being the day prior to the public announcement of the Merger, the closing price per share for the Company’s common stock as reported by the NASDAQ was $4.08.

The Company’s common stock began trading on the NASDAQ in June 2006. The following table sets forth, for the periods indicated, the high and low sales prices per share of the Company’s common stock as reported by the NASDAQ Stock Market.

	High	Low
Fiscal 2016
Second Quarter (June 1, 2015 through August 27 , 2015)	$4.64	$1.91
First Quarter (March 1, 2015 through May 31, 2015)	4.90	4.31
Fiscal 2015
Fourth Quarter ended February 28, 2015	$7.60	$3.34
Third Quarter ended November 30, 2014	9.10	6.62
Second Quarter ended August 31, 2014	7.90	6.25
First Quarter ended May 31, 2014	10.50	7.90
Fiscal 2014
Fourth Quarter ended February 28, 2014	$1.22	$0.88
Third Quarter ended November 30, 2013	1.76	1.05
Second Quarter ended August 31, 2013	2.00	1.52
First Quarter ended May 31, 2013	2.93	2.00

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Dividends

The Company has never declared or paid cash dividends on shares of its common stock. The Company currently intends to retain any future earnings generated from the Company’s operations to finance operations and future growth.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Interests of the Company’s Directors

Except as described below, none the members of the Board of Directors of the Company has any substantial interest in the Merger different from, or in addition to, the interests of the Company’s shareholders generally. It is anticipated that all three of the Company’s current directors (Douglas Banker, Rick Kraniak, and Mark A. Sellers) will continue to serve on the Board of Directors following the closing of the Transaction. It is also anticipated that, pursuant to the Corporate Governance Agreement, the DK Group (and certain related parties) will require that four (4) additional members be appointed to the Company’s Board of Directors effective upon the closing of the Merger, including Daoping Bao, who will serve as the Executive Chairman of the Board of Directors and President of the Company and each of its subsidiaries, as well as the Chief Executive Officer of the Company. All outstanding restricted stock units held by the Company’s current directors immediately prior to closing of the Merger will continue in effect after the closing of the Merger in accordance with their terms, meaning that those restricted stock units will vest in full on January 1, 2016, or on a pro-rata basis in the event that a director ceases to serve as a member of the Board of Directors for any reason prior to that date.

Interests of the Company’s Executive Officers

The Company’s shareholders should be aware that the Company’s executive officers may have interests in the Merger that are different from, or are in addition to, the interests of the Company’s shareholders generally. The following describes the interests in the Merger of Michael J. Little, John Norman and Samuel S. Weiser (collectively, the “Named Executive Officers”), who are the three individuals who served as executive officers of the Company at any time since the beginning of the Company’s last fiscal year, and who are also the three individuals for whom compensation disclosures were required to be made in the Company’s most recently filed annual proxy statement. Additional information about the executive compensation of the Named Executive Officers is included in the “Executive Compensation” section of this proxy statement.

Treatment of Equity Incentive Awards

Pursuant to the terms of the Company’s 2009 Equity Incentive Plan, as amended (the “Equity Incentive Plan”), and the applicable award agreements, in the event of a change in control of the Company, provided that the awards are assumed by the resulting entity, all of the Company’s outstanding equity incentive awards would remain outstanding and continue to vest in accordance with the regular vesting schedule, except that vesting would be accelerated in the event of the termination of employment by the Company without cause or by the participant for good reason within two years after the change in control. Generally, a “change in control” is defined under the Equity Incentive Plan to include: (i) the acquisition of 50% or more of the Company’s then outstanding common stock or outstanding voting securities; (ii) a change in the membership of the Company’s Board of Directors, so that the current incumbents and their approved successors no longer constitute a majority; (iii) consummation of a merger, reorganization, or consolidation, or the sale or other disposition of all or substantially all of the Company’s assets, unless (A) the owners of the Company’s common stock or voting securities own more than 50% of the resulting corporation, (B) no person owns 50% or more of the common stock or voting securities of the resulting corporation (except to the extent owned prior to the transaction), and (C) at least a majority of the Board of Directors of the resulting corporation are members of its incumbent Board of Directors; or (iv) stockholder approval of the complete liquidation or dissolution of the Company.

The Merger may result in a change in control of the Company for purposes of the Equity Incentive Plan, depending, for example, upon the number of shares of the Company’s stock issued to the Dinoking Shareholders, the DK Group, and related parties or the appointment by the DK Group of four new members to the Company’s Board of Directors pursuant to their rights under the Corporate Governance Agreement. Of the Company’s Named Executive Officers, only Mr. Little currently holds any unvested equity incentive awards (stock options). The DK Group has informed the Company that promptly following the closing of the Merger, the DK Group will exercise its rights under the Corporate Governance Agreement to obtain representation on, and control of, the Company’s Board of Directors by requesting that the Company provide the DK Group with the maximum representation on the Board of Directors to which it is entitled under the Corporate Governance Agreement. The DK Group has informed the Company that it will choose the designees to the Board of Directors from among the persons identified in the section entitled “Information About Directors to Be Appointed Upon Closing of the Merger—The DK Group’s Designees” in this proxy statement.

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As a result, assuming that the Transaction results in a change in control of the Company, Mr. Little’s unvested stock options would become vested if his employment were terminated by the Company without “cause” or by Mr. Little for “good reason” (as such terms are defined in Mr. Little’s employment agreement) within two years thereafter.

Employment Agreement with Michael Little

The Company has entered into an employment agreement with Mr. Little (the Company’s Interim Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer) effective June 27, 2011, as amended June 12, 2013 and July 30, 2014. Mr. Little’s employment agreement does not provide for a fixed term of employment and may be terminated by either party at any time. Upon termination of employment by the Company without cause or by Mr. Little for good reason, as such terms are defined in his employment agreement, Mr. Little would be entitled to 12 months’ salary as severance. Mr. Little’s employment agreement includes the following restrictive covenants: non-competition and non-solicitation (for one year after termination of employment), and confidentiality (generally, for two years after termination of employment, but unlimited as to confidentiality of trade secrets).

Under Mr. Little’s employment agreement, “cause” generally means: (i) failure to substantially perform duties reasonable and customary for a CFO in the exhibition business and/or failure to comply with the covenants and other provisions contained in his employment agreement; (ii) fraud, misappropriation, embezzlement or similar acts of dishonesty; (iii) conviction of a felony or misdemeanor involving moral turpitude; or (iv) intentional and willful misconduct that may subject the Company to criminal and or civil liability.

Under Mr. Little’s employment agreement, “good reason” generally means: (i) a reduction of base salary; (ii) the Company’s failure, without cause, to pay the executive’s accrued compensation or to provide for accrued benefits when due consistent with Company policy; (iii) material breach of the employment agreement by the Company; or (iv) imposing conditions of employment inconsistent with those that are reasonable and customary for a CFO in the exhibition business.

Employment Agreement with John Norman

The Company has entered into an employment agreement with Mr. Norman (President of Arts and Exhibitions International, LLC and Premier Exhibition Management, LLC) effective June 25, 2012, as amended June 25, 2014. Mr. Norman’s employment agreement does not provide for a fixed term of employment and may be terminated by either party at any time. Among other benefits, Mr. Norman’s employment agreement provides that, during his employment, he will be eligible to receive an annual performance award generally consisting of (i) 15% of the management fee earned by Arts and Exhibitions International, LLC above the minimum management fee earned pursuant to its agreement with AEG Live, LLC, (ii) 10% of the gross profit of Arts and Exhibitions International, LLC that is based on new content, and (iii) 2.5% of the annual EBITDA of Premier Exhibition Management, LLC, provided that Mr. Norman’s annual performance award cannot exceed 100% of his base salary. Upon a termination of his employment for any reason, Mr. Norman would be entitled to a pro-rated annual performance award earned through the date of termination, payable in a lump sum forty days after his termination. No other severance benefits are provided under Mr. Norman’s employment agreement. Mr. Norman’s employment agreement includes the following restrictive covenants: non-competition (for one year after termination of employment), non-solicitation (for two years after termination of employment), and confidentiality (generally, for two years after termination of employment, but unlimited as to confidentiality of trade secrets).

Consulting Agreement with Samuel S. Weiser

On April 2, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Weiser (the Company’s former Executive Chairman, and prior to that, the President and Chief Executive Officer), pursuant to which Mr. Weiser resigned as Executive Chairman and as a member of the Company’s Board of Directors and agreed to make himself available to provide consulting advice as and when reasonably requested by the Company through September 30, 2015. In the Consulting Agreement, the parties agreed that the Employment Agreement, dated August 28, 2014, relating to Mr. Weiser’s service as Executive Chairman is terminated and that the payments and benefits under the Separation Agreement and Release, dated June 20, 2014 (the “Separation Agreement”), between Mr. Weiser and the Company will recommence, as contemplated by the Employment Agreement. In consideration for Mr. Weiser’s agreement to provide consulting services, and in addition to the payments and benefits recommencing under the Separation Agreement, the Company agreed to pay Mr. Weiser consulting fees in the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the Merger and September 30, 2015. The Company also agreed to reimburse Mr. Weiser for the attorney fees incurred by him in negotiating and executing the Consulting Agreement, not to exceed $5,000. The Consulting Agreement contains a mutual release of claims and mutual non-disparagement provision. All of these consulting payments are required to be made to Mr. Weiser by September 30, 2015, without regard to the Merger, which will not have closed by that date.

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Merger Related Compensation

The following table sets forth the information required by Item 402(t) of Regulation S-K promulgated under the Exchange Act concerning the compensation that is or may become payable to the Named Executive Officers that is based on or otherwise relates to the Merger. This compensation is referred to as “golden parachute” compensation by applicable SEC disclosure rules.

For purposes of this table, the Company has assumed that the Merger closed on August 28, 2015 (the latest practicable date as of the filing of this proxy statement) and will constitute a change in control of the Company for purposes of the Equity Incentive Plan, and that Mr. Norman and Mr. Little’s employment is terminated by the Company without cause or for good reason on that date. The Company determined the value of accelerated vesting of equity incentive awards based upon a price of $4.86 per share (the average closing market price of the Company’s common stock over the first five business days following April 2, 2015, the date of the first public announcement of the Merger).

Golden Parachute Compensation

Name	Cash ($) (1)(2)(3)	Equity ($)(4)	Pension/ NQDC ($)	Perquisites/ Benefits ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Michael J. Little	$280,000	$0	$0	$0	$0	$0	$280,000
John Norman	$158,685	$0	$0	$0	$0	$0	$158,685
Samuel S. Weiser	$200,000	$0	$0	$0	$0	$0	$200,000

(1)	Reflects a cash severance payment to Mr. Little equal to 12 months of his base salary ($280,000), payable on a “double trigger” basis pursuant to his employment agreement in the event that his employment is terminated by the Company without cause or he resigns for good reason.

(2)	Reflects a pro-rated fiscal year 2016 annual performance award to Mr. Norman, payable on a “double-trigger” basis assuming termination of employment on August 28 , 2015 and further assuming that the annual performance award is otherwise earned at the maximum level (100% of Mr. Norman’s base salary of $320,000).

(3)	Reflects the portion of the aggregate $300,000 in consulting payments to Mr. Weiser which would be accelerated (on a “single-trigger” basis) if the Merger had closed on the assumed effective date of August 28, 2015 (the latest practicable date as of the filing of this proxy statement). However, all of these consulting payments are required to be made to Mr. Weiser by September 30, 2015 without regard to the Merger, which will not have closed by that date.

(4)	No value is reported for the “double trigger” accelerated vesting of 3,333 unvested stock options held by Mr. Little immediately prior to the assumed closing date of the Transaction, because the exercise price of those stock options ($17.80 per share) exceeds the assumed value per share of the Company’s common stock ($4.86 per share).
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of August 28 , 2015 (except as otherwise indicated) by each person who is known by to the Company to own, or the Company has reason to believe owns, more than 5% of such shares of common stock, each of the named executive officers of the Company, each of the directors and all of the directors and executive officers of the Company as a group.

Common Stock Beneficially Owned

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares (#)	Percentage of Class (%) (1)
More than 5% Shareholders:
Sellers Capital Master Fund, Ltd. (2)	1,543,018	31.4%
Greggory Schneider (3)	303,750	6.2%
Directors and Executive Officers:
Douglas Banker (4)(5)	17,444	*
Rick Kraniak (4)	1,227	*
Michael J. Little (6)	40,200	*
John Norman	2,818	*
Mark A. Sellers (2)	1,543,018	31.4%
Samuel S. Weiser (7)(8)	29,830	*
Directors and executive officers as a group (6 persons)(9)	1,634,537	33.0%

(1)
As reported by such persons as of August 28 , 2015, with percentages based on 4,917,222 shares of the Company’s common stock outstanding, except as indicated otherwise and except where the person has the right to acquire shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares beneficially owned by such person and the number of shares outstanding. The Company has determined beneficial ownership in accordance with the SEC’s rules. Under such rules, “beneficial ownership” is deemed to include shares for which the individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by exercise of options. Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options.” Unless otherwise indicated in the footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that shareholder. The Company has omitted percentages of less than 1% from the table (indicated by *).

(2)	This information as to the beneficial ownership of shares of the Company’s common stock is based on the Schedule 13D/A filed with the SEC by Sellers Capital Master Fund, Ltd., Sellers Capital LLC, and Mark A. Sellers on December 1, 2014, as adjusted for the Company’s 1-for-10 reverse stock split. Each reporting person reports shared voting and dispositive power with respect to 1,543,018 of such shares. Mark A. Sellers is the managing member of Sellers Capital LLC, which is the investment manager to and general partner of Sellers Capital Master Fund, Ltd. Mr. Sellers disclaimed beneficial ownership of shares of the Company’s common stock, except to the extent of his pecuniary interest therein. The principal business office of Sellers Capital Master Fund, Ltd. is c/o M&C Corporate Services, Ugland House, South Church Street, P.O. Box 309 GT, George Town, Grand Cayman, Cayman Islands. The principal business office of Sellers Capital LLC and Mark A. Sellers is 200 S. Wacker Drive, Suite 3100, Chicago, Illinois 60606.

(3)	This information as to the beneficial ownership of shares of the Company’s common stock is based on the Schedule 13D/A filed with the SEC by Greggory Schneider on October 24, 2012, as adjusted for the Company’s 1-for-10 reverse stock split. The reporting person reports sole voting and dispositive power with respect to all of such shares. The principal business office of Greggory Schneider is 10445 Wilshire Blvd. #1806, Los Angeles, CA 90024.

(4)	The number shown does not include 3,790 restricted stock units granted to each of the Company’s non-employee directors (other than Mr. Sellers) on January 1, 2015. These units will vest and will be paid in shares of common stock on January 1, 2016.

(5)	This number includes presently exercisable options to purchase 7,500 shares of common stock.

(6)	The number shown includes presently exercisable options to purchase 40,000 shares of common stock.

(7)	The number includes presently exercisable options to purchase 15,000 shares of common stock.

(8)	Mr. Weiser resigned as Executive Chairman and as a member of the Company’s Board of Directors on April 2, 2015.
(9)	Represents beneficial ownership of the Company’s common stock held by the current directors and executive officers as a group as of August 28 , 2015.

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Changes in Control

On April 2, 2015, the Company announced its intention to acquire all of the outstanding shares of Dinoking. The Company intends to consummate the acquisition of Dinoking as described in this proxy statement, but there is no assurance that the Merger will be completed. However, if all of the terms are approved at the Company’s special meeting of shareholders and the Company completes the Merger pursuant to the terms set forth in the Merger Agreement, the Company expects to issue shares of the Company’s common stock representing approximately 47% of the voting power of the Company, which percentage may increase upon the issuance of shares of the Company’s common stock in connection with future contingent payments to the Dinoking Shareholders. In addition, it is also anticipated that, pursuant to the Corporate Governance Agreement contemplated by the Merger Agreement, the DK Group will require that four additional members be appointed to the Company’s Board of Directors effective upon the closing of the Merger, which would result in the DK Group having control of the Company’s Board of Directors, which will have a total of seven members. In connection with the execution of the Merger Agreement, Sellers Capital Master Fund, Ltd., the Company’s largest shareholder, and each director and executive officer of the Company entered into a Shareholder Voting Agreement with Dinoking, pursuant to which they have agreed to vote in favor of each of the proposals related to the Merger to be voted upon at the special meeting of the Company’s shareholders.

Sellers Capital, the Company’s largest shareholder, purchased from us convertible notes in the principal amount of $6.0 million on May 6, 2009 and convertible notes in the principal amount of $5.55 million on June 15, 2009. The financing was approved by the Company’s Board of Directors, upon the recommendation of its Financing and Strategic Alternatives Committee, which was charged with considering the transaction and other possible financing transactions available to the Company. These transactions were approved by shareholders of the Company at the Company’s 2009 annual meeting. On September 30 and October 1, 2009, the Company exercised its rights pursuant to the agreement to convert the notes held by Sellers Capital to shares of the Company’s common stock. A total of 1,632,898 shares of the Company’s common stock were issued in accordance with this conversion, which included the principal plus accrued interest outstanding convertible notes at a conversion price of $0.75 per share. These shares are not registered; however, the holders have rights to require the Company to register the shares. Sellers Capital distributed a number of shares to its fund holders, and as of the date of its last Schedule 13D/A filing, continued to hold a total of 1,543,018 shares. As a result of this transaction, Sellers Capital owns approximately 31.4% of the Company’s common stock, based on the shares held as of the date of its last filing.

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EXECUTIVE OFFICERS OF THE COMPANY

The information below includes the names, positions, business experience, terms of office, and ages of the Company’s current executive officers as of August 28 , 2015.

Michael J. Little, age 48, became Interim Chief Executive Officer on June 13, 2014, Chief Financial Officer on June 27, 2011, and Chief Operating Officer on November 28, 2011. Mr. Little was formerly a consultant with The Edge Group, LLC, a consulting practice specializing in strategic and tactical planning, acquisition services, complex financial modeling, investor presentations, organizational structure analysis, and new system implementation. From 1997 through 2009, Mr. Little was employed by Feld Entertainment, a worldwide producer of live family entertainment, in various financial and strategic planning roles. He served as Chief Financial Officer of Feld Entertainment from 2004 to 2009. Mr. Little received a Bachelor of Science degree from Towson State University and a Master of Science in Business from Johns Hopkins University.

John Norman, age 55, has served as President of Arts and Exhibition International, LLC (formerly PEM Newco, LLC), a subsidiary of Premier Exhibition Management, LLC, since June 25, 2012 and as President of Premier Exhibition Management, LLC since April 2, 2013. Mr. Norman previously served as Vice President of SFX Exhibitions and as Co-President and Chief Operating Officer of Clear Channel Communications which acquired SFX in 2000. In 2002, Mr. Norman founded Arts & Exhibitions International (AEI) and served as its President until it was acquired by AEG Live in 2007. Mr. Norman served as President of the Arts and Exhibitions International division of AEG Live, until the Company’s April 2012 acquisition of substantially all of its assets.

We expect that upon closing of the Merger, Mr. Daoping Bao, a Dinoking Shareholder, will serve as Executive Chairman, President and Chief Executive Officer of the Company with the current officers of the Company otherwise retaining their current positions. While no other executive management changes are currently contemplated, following the closing of the Merger, the Board of Directors may make such changes as it deems appropriate. Information about Mr. Bao is included in the section entitled “Information About Directors to Be Appointed Upon Closing of the Merger—The DK Group’s Designees” in this proxy statement.

EXECUTIVE COMPENSATION

Executive Compensation Overview

Fiscal 2015. During fiscal 2015, the Compensation Committee and the Company focused on several objectives:

  to attract and retain talented individuals to lead the Company;
  to emphasize at-risk components of compensation, in the form of performance-based annual incentives dependent upon annual financial goals or equity compensation with time based vesting;
  to focus on pay for performance, by conditioning payment of any annual bonus components of individual executive employment agreements on specific and measurable achievement of the Company’s annual budget, other financial goals and specific business objectives; and
  to retain flexibility to reward exceptional individual performance.

Over the past several years, the Compensation Committee’s intent has been to move toward standardized executive agreements. The focus on standardizing agreements has led to more consistent and rational severance and termination payment provisions, standard non-compete provisions, standard requirements of a release of claims upon termination and standardized benefit provisions. In addition, with the exception of the Consulting Agreement entered into with Mr. Samuel Weiser (former Executive Chairman of the Company, and prior to that, President and Chief Executive Officer of the Company), which includes a single-trigger change in control provision, the Compensation Committee only recommends entering into employment agreements with double-trigger change in control provisions and does not provide excise tax gross up payments in conjunction with any change in control agreements or provisions. All of these provisions add predictability to executive compensation agreements and the Company believes better protect the interests of the Company. Notwithstanding the desire for this standardization, the Compensation Committee has retained a focus on individually tailored incentive programs to more directly drive the achievement of the Company’s various goals.

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To date, the level of total direct compensation in each executive employment agreement has been established on a case by case basis during negotiations with the executive candidate, based on comparable pay of similar executives in the industry, where available, and based on the competitiveness for executives in certain roles. In certain areas of experience directly related to the exhibition business the competition for talent is of particular concern, and there are few available executives to fill these roles in the marketplace. Due to these concerns and the limited public availability of compensation data on executives in the exhibition business, the Committee has not utilized formal benchmarking in establishing the executive compensation program.

While the Compensation Committee does not have an established policy to target specific components of executive compensation, during fiscal year 2015 the Committee generally targeted one-third of the executives’ total cash compensation as at-risk performance based compensation.

In fiscal 2014, the Compensation Committee adopted a policy to provide a provision in any new grant or agreement to provide the Company the ability to recover incentive plan awards where there is a material restatement resulting from any material noncompliance with the reporting requirements of the federal securities laws. At the direction of the Compensation Committee after it has considered the costs and benefits of doing so, the Compensation Committee will seek to recover incentive compensation awarded or paid to an executive officer for a fiscal period if the result of a performance measure upon which the award was based or paid is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment. Where the result of a performance measure was considered in determining the compensation awarded or paid, but the incentive compensation is not awarded or paid on a formulaic basis, the Compensation Committee will determine in its discretion the amount, if any, by which the payment or award should be reduced. In addition, if an executive officer engaged in intentional misconduct that contributed to award or payment of incentive compensation to him or her that is greater than would have been paid or awarded in the absence of the misconduct, the Company may take other remedial and recovery action, as determined by the Compensation Committee.

In fiscal 2014, the Compensation Committee also adopted a policy to prohibit the Company’s executive officers from entering into pledging or hedging transactions or positions regarding the Company’s securities.

The following section contains information on the compensation of the Company’s executive officers for fiscal year 2015. Throughout this proxy statement, the persons included in the 2015 Summary Compensation Table are referred to as “named executive officers.”

2015 Summary Compensation Table

The table below presents information regarding the compensation for fiscal years 2015, 2014, and 2013 for the Company’s former Executive Chairman, President and Chief Executive Officer, the Company’s Interim President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, and all of other executive officers employed by the Company at any time during fiscal year 2015. The individuals listed in the Summary Compensation Table are referred to collectively in this proxy statement as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Samuel S. Weiser (3) Former Executive Chairman, President and Chief Executive Officer	2015 2014 2013	292,681(6) 360,000(6) 355,385(6)	140,000(7)	5,632 267,500(8)	138,000(9) 430,000(9)		314,781 38,163 30,071	613,094 536,163 1,222,956
Michael J. Little(4) Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer	2015 2014 2013	264,947 270,769 250,000			92,000(11)	(10) (12) 35,000(12) 125,000(12)	35,862 65,076 45,589	300,809 462,845 420,589
John Norman (5) President of Premier Exhibition Management LLC	2015 2014 2013	313,822 320,000 235,077				83,911(13) 30,392(13)	11,227 30,809 7,461	325,049 434,720 272,930

________ _________________________

(1)	The dollar value of restricted stock, stock appreciation rights and option grants represent the grant date fair value calculated in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 10. Common Stock and Stock Compensation to the Consolidated Financial Statements in the 2014 Form 10-K.

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(2)	The amounts in the All Other Compensation Column for fiscal year 2015 consist of the following compensation items:

Name	Year	Medical Insurance Premiums ($)	Health Saving Plan ($)	Living and Commuting Expenses ($)	Tax Gross Up on Commuting Expense ($)	Severance ($)	Rental Payments for Office Space ($)	Total ($)
Samuel Weiser	2015	22,200	—	7,392	2,506	260,000	22,683	314,781
Michael Little	2015	15,766	2,230	12,162	5,704	—	—	35,862
John Norman	2015	11,227	—	—	—	—	—	11,227

___ _____________

The table above summarizes the amounts in the All Other Compensation Column for fiscal year 2015. The All Other Compensation Column for fiscal year 2014 includes medical insurance premiums of $16,894 for Mr. Little; health savings plan for Mr. Little of $7,024 and living and commuting allowance $38,163 for Mr. Weiser, $41,158 for Mr. Little and $30,809 for Mr. Norman. The All Other Compensation Column for fiscal year 2013 includes medical insurance premiums of $16,014 for Mr. Little and $7,461 for Mr. Norman; and living and commuting allowance $30,071 for Mr. Weiser and $29,575 for Mr. Little.

(3)	Mr. Weiser was appointed as President and Chief Executive Officer on June 29, 2012. On June 13, 2014, Mr. Weiser resigned as President and Chief Executive Officer. On August 28, 2014, the Board of Directors appointed Mr. Weiser as Executive Chairman of the Company. On April 2, 2015 Mr. Weiser resigned as Executive Chairman of the Company.
(4)	Mr. Little was appointed Chief Financial Officer on June 16, 2011 and became Chief Financial Officer and Chief Operating Officer on November 28, 2011. Mr. Little was appointed Interim President and Chief Executive Officer on June 13, 2014.
(5)	Mr. Norman became President of Arts and Exhibitions International, LLC, the Company’s subsidiary, on June 25, 2012, and President of Premier Exhibition Management, LLC, on April 2, 2013.
(6)	The amount in this column reflects (a) salary paid to Mr. Weiser for his service as President and Chief Executive Officer, (b) payments to Mr. Weiser for his services as an interim officer pursuant to a consulting agreement with Foxdale Management, LLC, a consulting firm founded by Mr. Weiser that provided advice and other consulting services to the Company, (c) fees paid in cash to Mr. Weiser for his service as a director of the Company, and (d) salary paid to Mr. Weiser for his service as the Executive Chairman of the Company. Pursuant to his employment agreement with the Company, Mr. Weiser waived his director fees beginning June 29, 2012.
(7)	The Compensation Committee awarded Mr. Weiser a discretionary cash bonus of $140,000 based on fiscal year 2013 performance. The bonus is reflected in the amendment to the employment agreement between the Company and Mr. Weiser, dated June 12, 2013.
(8)	For 2013, this column reflects the value of restricted stock units awarded to Mr. Weiser pursuant to his employment agreement, which vested in full pursuant to the terms of the Separation Agreement and Release between the Company and Mr. Weiser. Mr. Weiser waived his director fees beginning June 29, 2012 when he entered into his employment agreement. At that time 843 of the restricted stock units granted on January 1, 2012, vested and the remaining 853 restricted stock units were forfeited.
(9)	For 2014, this column reflects the value of stock options awarded to Mr. Weiser pursuant to his amended employment agreement, which vested in full and became exercisable pursuant to the terms of the Separation Agreement and Release between the Company and Mr. Weiser. For 2013, this column reflects the value of stock appreciation rights awarded to Mr. Weiser pursuant to his employment agreement, which vested in full and became exercisable pursuant to the terms of the Separation Agreement and Release between the Company and Mr. Weiser.
(10)	Pursuant to Mr. Little’s employment agreement, he has the opportunity to receive a discretionary bonus of up to 50% of his base salary annually.
(11)	For 2014, this column reflects the value of stock options awarded to Mr. Little pursuant to his amended employment agreement, which vest and are exercisable over a multi-year period.
(12)	For fiscal 2013, fiscal 2014, and fiscal 2015 the Compensation Committee established a bonus opportunity for Mr. Little under the Premier Exhibitions, Inc. Annual Incentive Plan of up to 50% of his base salary, in lieu of the discretionary bonus opportunity provided in his employment agreement. Mr. Little earned his full bonus award in 2013 and one quarter of his bonus award in 2014. Mr. Little did not receive a bonus for fiscal 2015.
(13)	Pursuant to his employment agreement with the Company, Mr. Norman had a formulaic bonus opportunity for the period June 25, 2012 through June 24, 2013 and June 25, 2013 through February 28, 2014. The amount reported for fiscal 2014 includes the portion of the bonus paid for the period June 25, 2012 through June 24, 2013 attributable to fiscal 2014. No bonus was earned for the period June 25, 2013 through February 28, 2014 or March 1, 2014 through February 28, 2015. The amount reported for fiscal 2013 includes the portion of the bonus paid for the period June 25, 2012 through June 24, 2013 attributable to fiscal 2013. For the bonus award paid for the period June 25, 2012 to June 25, 2013, the Company paid half in cash and half in shares issued under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan.

2015 Grants of Plan-Based Awards

No grants of equity awards were made to the Company’s named executive officers in fiscal 2015.

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Outstanding Equity Awards at February 28, 2015

The following table shows information regarding the named executive officers’ outstanding equity-based awards as of February 28, 2015.

	Option Awards
Name (4)	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Samuel S. Weiser	25,000(1)	-	$27.00	6/29/2017
	15,000(2)	-	$17.80	7/12/2018

Michael J. Little	30,000(1)	-	$16.60	6/27/2016
	3,333(3)	6,667(3)	$17.80	7/12/2018

(1)	These options vested one-third on June 27, 2012, with the remaining two-thirds vesting in twenty-four equal parts each month thereafter.
(2)	These restricted stock units would have vested between March 31, 2014 and November 30, 2014, pro rata each month. The restricted stock units vested in full on June 20, 2014, pursuant to the terms of the Separation Agreement and Release between the Company and Mr. Weiser.
(3)	These options vest one third on each of the first three anniversaries of the date of grant, July 12, 2013. Mr. Weiser’s options vested in full on June 20, 2014, pursuant to the terms of the Separation Agreement and Release between the Company and Mr. Weiser.
(4)	Mr. Norman does not currently have any outstanding equity awards.

NARRATIVE TO EXECUTIVE COMPENSATION TABLES

Historically, the Company has entered into employment agreements with the executive officers, and the Company entered into an employment agreement with Mr. Weiser and Mr. Norman in fiscal year 2013 and amended employment agreements with Mr. Weiser and Mr. Little in fiscal year 2014.  Until June 13, 2014, Mr. Weiser served as President and Chief Executive Officer and, on June 20, 2014, the Company entered into a Separation and Release Agreement with Mr. Weiser.  On August 28, 2014, the Board of Directors appointed him as Executive Chairman.   On April 2, 2015, the Company entered into a Consulting Agreement with Mr. Weiser. Pursuant to the Consulting Agreement, Mr. Weiser resigned as Executive Chairman and as a member of the Company’s Board of Directors, effective as of the date of the Consulting Agreement, and agreed to make himself available to provide consulting advice, information regarding historical Company transactions, and transition services as and when reasonably requested by the Company through September 30, 2015.  The terms of Mr. Weiser’s Separation and Release Agreement and his current Consulting Agreement with the Company are each described below

As the Company hires additional executive officers, it expects that it will provide these new hires with employment agreements on competitive terms as well.

The Compensation Committee believes that equity-based awards are essential to align the interests of the executive officers with the interests of the Company’s shareholders.  The Premier Exhibitions, Inc. 2009 Equity Incentive Plan provides a mechanism for making equity awards to directors, executive officers and other employees of the Company.

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In November 2010, the Board of Directors also adopted the Premier Exhibitions, Inc. Annual Incentive Plan to provide a program for annual performance-based cash bonus opportunities for executives and other employees. While in some cases individually negotiated employment agreements provide for a formulaic bonus, in general the employment agreements provide for a maximum bonus opportunity, which is then awarded with performance criteria set under the Annual Incentive Plan. In fiscal year 2015, the Compensation Committee established a cash incentive opportunity for Mr. Little under the Annual Incentive Plan. Pursuant to the Annual Incentive Plan, Mr. Little could receive a cash bonus up to a maximum of 50% of his base salary, which was also the target bonus. 50% of the bonus was based on achievement of a $4.0 million adjusted EBITDA for fiscal 2015 and 50% was based on individual performance factors. Specific individual performance metrics were related to cost management, revenue management and execution on the new permanent exhibition hall in New York. Mr. Little did not receive a cash bonus for fiscal 2015. Mr. Weiser resigned as President and Chief Executive Officer on June 13, 2014 and was not eligible for an award for fiscal 2015. For Mr. Norman, pursuant to his employment agreement with the Company, his formulaic bonus opportunity is based on a contract year of June 25, 2012 through June 24, 2013 for the first year, June 25, 2013 through February 28, 2014 for the second year and based on the Company’s fiscal year going forward. Mr. Norman had the opportunity to earn an annual cash bonus of up to 100% of his base salary. The bonus is calculated as (a) 15% of the management fee earned by Arts and Exhibitions International, LLC, above the minimum management fee earned pursuant to its agreement with AEG Live, LLC, plus (b) 10% of the gross profit of Arts and Exhibitions International, LLC, that is based on new content, plus (c) 2.5% of the annual EBITDA of Premier Exhibition Management, LLC. For the period June 25, 2012 through June 24, 2013, Mr. Norman earned a bonus of $114,303, $30,392 of which was attributable to fiscal 2013 performance and $83,911 of which was based on fiscal 2014 performance. Half of the bonus was paid in cash and half was paid in stock issued under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan. For the bonus period June 25, 2013 through February 28, 2014 and March 1, 2014 through February 28, 2015, Mr. Norman earned no bonus.

Annual Base Salary as a Percent of Total Compensation

Annual base salaries paid to the named executive officers for fiscal year 2015 are shown in the 2015 Summary Compensation Table.

For fiscal year 2015, the salary paid to each of the current named executive officers constituted the following percentage of each executive’s total compensation: Mr. Weiser 48%; Mr. Little 88%; and Mr. Norman 97%.

Employment Agreements

Set forth below are summaries of the key terms of the employment agreements with the current executive officers.

Employment Agreement with Michael Little

The Company has entered into an employment agreement with Mr. Little (Interim Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer) effective June 27, 2011, as amended June 12, 2013 and July 30, 2014. Mr. Little’s employment agreement does not provide for a fixed term of employment and may be terminated by either party at any time. Upon termination of employment by the Company without cause or by Mr. Little for good reason, as such terms are defined in his employment agreement, Mr. Little would be entitled to 12 months’ salary as severance. Mr. Little’s employment agreement includes the following restrictive covenants: non-competition and non-solicitation (for one year after termination of employment), and confidentiality (generally, for two years after termination of employment, but unlimited as to confidentiality of trade secrets).

Under Mr. Little’s employment agreement, “cause” generally means: (i) failure to substantially perform duties reasonable and customary for a CFO in the exhibition business and/or failure to comply with the covenants and other provisions contained in his employment agreement; (ii) fraud, misappropriation, embezzlement or similar acts of dishonesty; (iii) conviction of a felony or misdemeanor involving moral turpitude; or (iv) intentional and willful misconduct that may subject the Company to criminal and or civil liability.

Under Mr. Little’s employment agreement, “good reason” generally means: (i) a reduction of base salary; (ii) the Company’s failure, without cause, to pay the executive’s accrued compensation or to provide for accrued benefits when due consistent with Company policy; (iii) material breach of the employment agreement by the Company; or (iv) imposing conditions of employment inconsistent with those that are reasonable and customary for a CFO in the exhibition business.

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Employment Agreement with John Norman

The Company has entered into an employment agreement with Mr. Norman (President of Arts and Exhibitions International, LLC and Premier Exhibition Management, LLC) effective June 25, 2012, as amended June 25, 2014. Mr. Norman’s employment agreement does not provide for a fixed term of employment and may be terminated by either party at any time. Among other benefits, Mr. Norman’s employment agreement provides that, during his employment, he will be eligible to receive an annual performance award generally consisting of (i) 15% of the management fee earned by Arts and Exhibitions International, LLC above the minimum management fee earned pursuant to its agreement with AEG Live, LLC, (ii) 10% of the gross profit of Arts and Exhibitions International, LLC that is based on new content, and (iii) 2.5% of the annual EBITDA of Premier Exhibition Management, LLC, provided that Mr. Norman’s annual performance award cannot exceed 100% of his base salary. Upon a termination of his employment for any reason, Mr. Norman would be entitled to a pro-rated annual performance award earned through the date of termination, payable in a lump sum forty days after his termination. No other severance benefits are provided under Mr. Norman’s employment agreement. Mr. Norman’s employment agreement includes the following restrictive covenants: non-competition (for one year after termination of employment), non-solicitation (for two years after termination of employment), and confidentiality (generally, for two years after termination of employment, but unlimited as to confidentiality of trade secrets).

Employment Agreement with Samuel S. Weiser

Until June 13, 2014, Samuel Weiser served as the Company’s President and Chief Executive Officer. The terms of Mr. Weiser’s contract during fiscal 2015 were as follows:

Effective June 29, 2012, the Company entered into an employment agreement with Mr. Weiser. On June 12, 2013, the employment agreement was amended by the Company and Mr. Weiser. The amended employment agreement provided for Mr. Weiser’s employment for an indefinite term as President and Chief Executive Officer of the Company. The employment agreement could be terminated by either party at any time, subject to certain severance provisions provided in the Agreement. Pursuant to the agreement, the Company paid Mr. Weiser a salary of $360,000 per year with annual cost of living increases of 2.5% beginning in fiscal 2015. Mr. Weiser was also eligible for a cash bonus of 50% of his base salary. In addition, pursuant to the 2012 agreement, Mr. Weiser received 25,000 stock appreciation rights and 9,908 restricted stock units under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan. 4,862 stock appreciation rights and 7,969 restricted stock units vested immediately, with the remainder vesting in twenty-nine equal parts each month thereafter. The stock appreciation rights will be settled in cash, and expire five years from the date of grant. The restricted stock units were settled in stock. Mr. Weiser also received an option pursuant to the 2013 amendment to purchase 15,000 shares of common stock under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, to vest one-third on each of the first three anniversaries of the grant date. The options expire five years from the date of grant. Upon a termination without cause or by Mr. Weiser for good reason, as such terms are defined in the employment agreement. Mr. Weiser would be entitled to twelve months salary as severance plus vesting of his equity awards.

On June 20, 2014 the Company and Mr. Weiser entered into a Separation and Release Agreement (the “Separation Agreement”) in connection with Mr. Weiser’s resignation as President and Chief Executive Officer of the Company. Pursuant to the Separation Agreement, Mr. Weiser was entitled to, among other things, a severance payment equal to one year of salary, payable two-thirds upon execution of the Separation Agreement with the remainder payable in twelve equal monthly installments.

On August 28, 2014, the Board appointed Mr. Weiser as the Executive Chairman of the Company. As compensation for his service as Executive Chairman, Mr. Weiser was paid a salary of $30,000 per month, and his remaining monthly severance payments of $10,000 under the Separation Agreement were suspended during his service as the Company’s Executive Chairman. With respect to medical and dental insurance coverage, during Mr. Weiser’s service as the Company’s Executive Chairman, he had the option to elect to either continue to receive health care reimbursement payments under his Separation Agreement and maintain private medical and dental insurance coverage at his own cost or obtain coverage under the Company’s medical and dental insurance plans paid by the Company, in each case subject to the requirements of applicable law and the terms of the Company’s health insurance plans. Mr. Weiser agreed not to receive separate compensation as a member of the Board during his service as Executive Chairman.

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Consulting Agreement with Samuel S. Weiser

On April 2, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Weiser, pursuant to which Mr. Weiser resigned as Executive Chairman and as a member of the Company’s Board of Directors and agreed to make himself available to provide consulting advice as and when reasonably requested by the Company through September 30, 2015. In the Consulting Agreement, the parties agreed that the Employment Agreement, dated August 28, 2014, relating to Mr. Weiser’s service as Executive Chairman is terminated and that the payments and benefits under the Separation Agreement would recommence, as contemplated by the Employment Agreement. In consideration for Mr. Weiser’s agreement to provide consulting services, and in addition to the payments and benefits recommencing under the Separation Agreement, the Company agreed to pay Mr. Weiser consulting fees in the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the Merger and September 30, 2015. All of these consulting payments are required to be made to Mr. Weiser by September 30, 2015 without regard to the Merger, which will not have closed by that date. The Company also agreed to reimburse Mr. Weiser for the attorney fees incurred by him in negotiating and executing the Consulting Agreement, not to exceed $5,000. In addition, Mr. Weiser’s outstanding option, dated June 12, 2013, to acquire 15,000 shares of the Company’s common stock has an exercise price of $4.48 per share and expires in 2020. The Consulting Agreement contains a mutual release of claims and mutual non-disparagement provision.

Potential Payments Upon Termination or Change in Control

For a description of the potential payments to Mr. Little and Mr. Norman in the case of a change in control, including in the Merger, please see the section “—Employment Agreements” above and the section “Interests of Certain Persons in Matters to be Acted Upon—Interests of the Company’s Executive Officers.” The Company’s employment agreements provide for payment in the case of a change in control only if the change in control results in a termination without cause or by the executive for good reason, as defined in the applicable employment agreement.

For a description of the potential payments to Mr. Little and Mr. Norman in the case of a change in control, please see the section above titled “—Employment Agreements.” With the exception of the Consulting Agreement entered into with Mr. Weiser (the Company’s former Executive Chairman, and prior to that, the President and Chief Executive Officer), which includes a single-trigger change in control provision, the Company’s employment agreements provide for payment in the case of a change in control only if the change in control results in a termination without cause or by the executive for good reason, as defined in the applicable employment agreement.

Pursuant to the Company’s Amended and Restated 2004 Stock Option Plan, upon the effective date of a change-of-control of the Company, the Company’s Board of Directors may declare that each option granted under these plans shall terminate as of a date fixed by the Board. Each named executive officer would then have the right, during the period of 30 days preceding such termination, to exercise his or her options as to all or any part of the shares of stock covered by the options.

Pursuant to the terms of the Company’s 2009 Equity Incentive Plan, as amended (the “Equity Incentive Plan”), and the applicable award agreements, in the event of a change in control of the Company, provided that the awards are assumed by the resulting entity, all of the Company’s outstanding equity incentive awards would remain outstanding and continue to vest in accordance with the regular vesting schedule, except that vesting would be accelerated in the event of the termination of employment by the Company without cause or by the participant for good reason within two years after the change in control. Generally, a “change in control” is defined under the Equity Incentive Plan to include: (i) the acquisition of 50% or more of the Company’s then outstanding common stock or outstanding voting securities; (ii) a change in the membership of the Company’s Board of Directors, so that the current incumbents and their approved successors no longer constitute a majority; (iii) consummation of a merger, reorganization, or consolidation, or the sale or other disposition of all or substantially all of the Company’s assets, unless (A) the owners of the Company’s common stock or voting securities own more than 50% of the resulting corporation, (B) no person owns 50% or more of the common stock or voting securities of the resulting corporation (except to the extent owned prior to the transaction), and (C) at least a majority of the Board of Directors of the resulting corporation are members of the Company’s incumbent Board of Directors; or (iv) stockholder approval of the complete liquidation or dissolution of the Company.

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Merger with Dinoking

Pursuant to the terms of Mr. Weiser’s Consulting Agreement, the Company has agreed to pay Mr. Weiser consulting fees in the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the Merger and September 30, 2015. All of these consulting payments are required to be made to Mr. Weiser by September 30, 2015 without regard to the Merger, which will not have closed by that date.

If the Merger is deemed to constitute a “change in control” of the Company for purposes of Mr. Little’s and Mr. Norman’s respective employment agreements and each are terminated without cause or for good reason on the close date of the Merger, Mr. Little would be entitled to a cash severance payment equal to 12 months of his base salary and Mr. Norman would be entitled to a pro-rated annual performance award earned through the date of termination, payable in a lump sum 40 days after his termination. In addition, if the Merger is deemed to constitute a “change in control” of the Company for purposes of the Equity Incentive Plan and Mr. Little is terminated without cause or for good reason on the closing date of the Merger, Mr. Little’s unvested stock options would immediately become vested in full and exercisable.

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INFORMATION ABOUT DIRECTORS TO BE APPOINTED UPON CLOSING OF THE MERGER

Background

At the closing of the Merger, the Company will enter into the Corporate Governance Agreement with the Dinoking Shareholders, pursuant to which the DK Group will have the right as of the closing of the Merger to appoint up to four (4) members of the Company’s Board of Directors, which is then required to be composed of seven (7) members. If the DK Group appoints four (4) directors, it will have majority control over the Company’s Board of Directors. This board appointment provision, along with other related provisions in the Corporate Governance Agreement, also applies to each subsidiary of the Company.

The DK Group’s Designees

The DK Group has informed the Company that promptly following the closing of the Merger, the DK Group will exercise its rights under the Corporate Governance Agreement to obtain representation on, and control of, the Company’s Board of Directors by requesting that the Company provide the DK Group with the maximum representation on the Board of Directors to which it is entitled under the Corporate Governance Agreement. The DK Group has informed the Company that it will choose the designees to the Board of Directors from among the persons identified below. The following table sets forth, with respect to each individual who may be designated by the DK Group, the name, age of the individual as of the date hereof, and such individual’s present principal occupation and employment history during the past five years.

Name and Background

Daoping Bao, age 55, brings over 20 years of creative entrepreneurial experience to his work, with significant success in museum exhibit design, filmmaking, manufacturing, business development, and capital fundraising. Mr. Bao has worked throughout North America and Asia on diverse projects and business ventures. His innovative vision spans joint ventures and fossil exchanges, infrastructure and gaming projects, museum exhibit design, manufacturing facilities, gaming development and attractions development. Mr. Bao founded the leading animatronic manufacturing facility in Zigong, China as well as founded Dinoking Tech Inc., d/b/a Dinosaurs Unearthed. in 2006, in Canada. Both businesses are experiencing continued growth and expansion – a CCTV documentary on these businesses aired in China in July 2014. Mr. Bao is the creative visionary behind each of the exhibitions and expanding product lines. Prior to Dinosaurs Unearthed, Mr. Bao founded an international trading company, a merchant bank and an investment company that handled over $200m in development transactions with Asia. Mr. Bao has also created successful businesses in the areas of film production, entertainment and the arts with an extensive network established in China. Mr. Bao also founded Paystone Technologies Corp., one of the first real-time online payment solution providers. Mr. Bao is a graduate of the Emily Carr University of Art and Design in Vancouver, with a major in Film and Video.

The Board believes Mr. Bao’s vision and financial discipline along with his broad range of leadership and the ability to build successful businesses make him the right candidate for the Chair of the Board position and Chief Executive Officer and President of the Company.

Michael Evans, age 55, is a principal at Evans & Evans, Inc., an investment banking firm with offices and affiliates in Canada, the U.S. and Asia. Throughout his career Mr. Evans has been responsible for raising funds for numerous clients through private placements, public offerings, and debt issuances. He has advised on many merger and acquisition transactions and has originated transactions for both purchasers and sellers. Mr. Evans has particular expertise in the public market sector as a Director and Advisor with many public companies internationally including throughout North America including Intermedia Capital Corp. with a post-amalgamation market cap of Cdn$110m and Chemokine Therapeutics Corporation, with a post-IPO market cap of Cdn$31 million. Mr. Evans has also guided many companies through IPOs and RTOs both domestically and internationally. Mr. Evans is a director of IWG, Audit Committee and Chair of the Compensation Committee. IWG Technologies Inc. through its subsidiary is engaged in developing, manufacturing, and selling of aircraft water treatment equipment, on-demand water heaters and water systems. (TSX-V: IWG). Mr. Evans holds a BA from Simon Fraser University, BC, Canada; an MBA from the University of Portland and holds designations as Chartered Business Valuator, Chartered Financial Analyst and Accredited Senior Appraiser.

The Board believes that Mr. Evans’ expertise in investment banking, public companies, raising funds, and business valuation make him a strong asset on the board for helping to guide the direction of the company, maintain and increase financial assets, and continually review the financial status of the business.

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Sid Dutchak, age 64, has an extensive background in law and executive management and directorship of a range of public companies, including specialization in company regulatory compliance and corporate governance. After practicing corporate law, Mr. Dutchak was elected to the Saskatchewan Conservative government and was appointed Minister of Justice and Attorney General. He also served as the minister responsible for the Saskatchewan Mining and Development Corporation, serving as its Chair of the Board. After his political appointment, Mr. Dutchak continued to focus on corporate and commercial law and resource based negotiations and was appointed as a senior negotiator to the Government of Canada. He has served in executive and chair roles in a number of public companies and continues as a consultant to public companies. In one particular role, Mr. Dutchak became the president of a publicly traded mineral exploration and drilling company where he also structured an environmental services company based in Canada which expanded to China. Mr. Dutchak sat on the board of West Mountain Capital Corp. (TSX-V) from December 2007 to June 2010. Mr. Dutchak is currently on the board of Great Prairie Energy Services Inc. (TSX-V) and has been since February 2011. Mr. Dutchak holds an LLB from the University of Saskatchewan.

The Board believes that Mr. Dutchak’s experience structuring numerous public companies, his role on boards and in executive positions, and his legal focus in regulatory compliance and corporate governance make him well suited to serve on the Board of Directors of the Company.

Mingcheng Tao, age 55, served as the Chief Executive Officer and board member of BesTV Network Television Technology Development Co., Ltd. from December 2011 through April 2015. BesTV is the largest publicly-listed new media company in China providing IPTV, Over the Top TV, Mobile TV and Internet Video services to more than 20 million subscribers (currently valued at $21b USD) (Shanghai-listed #600637.SH). Prior to BesTV, Mr. Tao also served as the President of Shanghai Interactive Television Co., Ltd. and Vice President of Shanghai Television Broadcasting Group Co., Ltd. Mr. Tao has direct executive management experience in content acquisition, creation, production, technology, services and international businesses. Mr. Tao holds a BS from Shanghai Jiaotong University and an EMBA from Shanghai Fu Dan University.

The Board believes that Mr. Tao’s extensive experience in public companies, media development, digital content partnerships, cultural development and in opening China markets make him well suited to serve on the Board of Directors of the Company.

Based on the present principal employment and employment history of the designee directors listed above, which includes broad experience in exhibition management and merchandising and corporate finance and accounting, the Company and the DK Group believe each of the designee directors is qualified to serve on the Company’s Board of Directors.

The DK Group has advised the Company that, to the best of its knowledge, none of the DK Group’s designees to the Board of Directors has, during the past ten years, (i) been convicted in a criminal proceeding (excluding traffic violations or misdemeanors), (ii) been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property, or (iv) been subject to any judgment, decree or final order enjoining the person from engaging in any type of business practice.

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The DK Group has advised the Company that, to the best of its knowledge, none of its designees is currently a director of, or holds any position with, the Company or any of its subsidiaries. The DK Group has also advised the Company that, to the best of its knowledge, none of its designees or any of his or her immediate family members (i) has a familial relationship with any directors, other nominees, or executive officers of the Company or any of its subsidiaries, or (ii) has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as may be disclosed herein.

It is expected that the DK Group’s designees will assume office as promptly as practicable following the closing of the Merger, and that, upon assuming office, the DK Group’s designees will constitute at least a majority of the Company’s Board of Directors. To the extent the Board of Directors will consist of persons who are not nominees of the DK Group, the Board of Directors is expected to continue to consist of those persons who are currently directors of the Company who do not resign. It is also expected that Mr. Michael Evans, one of the DK Group’s designees, will serve on the Company’s audit committee and will be deemed to be an independent audit committee member and an” audit committee financial expert” under the NASDAQ Listing Rules and applicable SEC rules.

BOARD OF DIRECTORS

The following table sets forth information about the current directors of the Company. The Directors are elected annually and serve until the next annual meeting of shareholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death. On August 25, 2014, William M. Adams, Ronald C. Bernard and Bruce Steinberg resigned as directors and, on the same day, Jack H. Jacobs and Rick Kraniak were appointed as directors.  At the Company’s 2014 Annual Meeting of Shareholders, held on February 26, 2015, shareholders re-elected Douglas Banker, Jack H. Jacobs, Rick Kraniak, Mark A. Sellers, and Samuel S. Weiser as directors.  On March 16, 2015, Mr. Jacobs notified the Company of his resignation from the Board of Directors effective immediately and, effective April 2, 2015, Mr. Weiser resigned from the Board of Directors.  The Board of Directors currently consists of Messrs. Banker, Kraniak, and Sellers.

Any vacancy existing between shareholders’ meetings, including vacancies resulting from an increase in the number of directors or the resignation or removal of a director, may be filled by the Board of Directors. A director elected to fill a vacancy would hold office until the Company’s next annual meeting of shareholders.

So that you have information concerning the independence of the process by which the Company’s Board of Directors selected the directors, the Company confirms, as required by the SEC, that (1) there are no family relationships among any of the nominees or among any of the nominees and any officer and (2) there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.  A majority of the Board of Directors is independent pursuant to the listing standards of the NASDAQ, and all directors serving on the Board committees either currently or during fiscal year 2015 were independent pursuant to the applicable listing standards of the NASDAQ and SEC rules for the purposes of the committees on which they served.

The Company’s Directors have diverse backgrounds that provide experience and expertise in a number of areas particularly relevant to the Company.  The Corporate Governance and Nominating Committee considers the particular qualifications and experience of directors standing for re-election and potential nominees for election and strives to nominate a Board that has expertise in a number of areas critical to the Company.  The particular qualifications of the current directors are noted below in their biographies.

In evaluating the suitability of candidates to serve on the Board of Directors, including DK Group and other shareholder nominees, the Corporate Governance and Nominating Committee seeks candidates who are independent pursuant to the listing standards of the NASDAQ and who meet certain selection criteria established by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience and other relevant criteria that may contribute to the Company’s success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

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Name and Background	Director Since
Douglas Banker, age 63, has served as a director since August 2000. Mr. Banker’s more than 35 years of experience in the entertainment industry includes major market concert production and promotions; providing management services to musicians and recording artists; marketing, merchandising, licensing, and sales of music media products; as well as the development and management of international concert tours. Mr. Banker is currently Vice President of McGhee Entertainment, a successful artist management company with offices in Los Angeles and Nashville. Mr. Banker also served as President of the Board of the Motor City Music Foundation in Detroit, Michigan from 1996 to 2000. The Board of Directors believes that Mr. Banker’s entertainment and marketing experience and his experience in international markets makes him well suited to service on the Board of Directors of the Company.	2000

Rick Kraniak, age 65, joined the Board of Directors in August of 2014 and has previously served as a consultant to the Company from 2005 to 2008. His entrepreneurial background includes launching a number of businesses in the media and entertainment, health, software, Internet, and technology verticals. Since February 2005, Mr. Kraniak has been an owner of RK Consulting, a privately held company providing consulting services in media, entertainment and health care industries. Through RK Consulting, he currently serves as an advisor to Cavendish Global, a privately held company in the financial services industry, and Discount Coupons Corporation, a marketing company. From May 2011 to May 2014, Mr. Kraniak was a principal and chief strategic officer of Buzcast.com, a privately held digital technology company; from April 2007 to 2009, he was an advisor to, and shareholder in Tix Corporation, an entertainment company providing discount ticketing and discount dinner reservations; and from 2006 to 2008, he was a senior advisor at Beringea Limited, a London-based private equity firm. From April 1974 to May 1996, Mr. Kraniak was an owner of Brass Ring Productions, which produced over 6,000 performances, including The Rolling Stones, Madonna, Elton John and Bruce Springsteen, among others. Mr. Kraniak was previously a director of OptimizeRx Corp. The Board of Directors believes that Mr. Kraniak’s experience in the entertainment industry makes him well suited to service on the Board of Directors of the Company.	2014

Mark A. Sellers, age 46, has served on the Board of Directors since July 2008, serving as Chairman of the Board from January 2009 to August 2014 and since May 2015. Mr. Sellers has been the founder and managing member of Sellers Capital LLC, an investment management firm, since 2003. Sellers Capital LLC manages Sellers Capital Master Fund, Ltd., a hedge fund that is the Company’s largest shareholder. Prior to founding Sellers Capital LLC, Mr. Sellers was the Lead Equity Strategist for Morningstar, Inc., a provider of investment research. The Board of Directors believes Mr. Sellers is qualified to serve as a director of the Company due to his extensive financial and investment experience. In addition, Mr. Sellers’ role as managing member of the Company’s largest shareholder provides a valuable shareholder perspective to the Board of Directors.	2008

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CORPORATE GOVERNANCE

Board Meetings; Director Attendance at Annual Meeting

During fiscal year 2015, the Board of Directors met 34 times. Each director attended not less than 75% of the aggregate number of meetings of the Board of Directors and meetings of all committees on which such director served.

The Company policy is that all directors, absent special circumstances, should attend the annual meeting of shareholders. Messrs. Banker, Kraniak and Weiser were in attendance at the Company’s 2014 Annual Meeting of Shareholders. Messrs. Sellers and Jacobs were unable to attend due to inclement weather.

Board Leadership Structure

The Board of Directors has determined that having a Chairman separate from the Chief Executive Officer is in the best interest of the Company and its shareholders at this time.  Separation of the Chairman and CEO position is viewed as a corporate governance “best practice” and the Board believes this structure provides for very effective monitoring and evaluation of executive performance.  The Board does not have a policy requiring separation of Chairman and CEO roles and reassesses this determination on a periodic basis based on the Company’s circumstances.   With a majority of the Board of Directors composed of independent directors, the board does not believe that the Chairman must at all times be an independent director to ensure appropriate oversight by the Board. Effective upon the closing of the Merger, Mr. Daoping Bao, a Dinoking Shareholder, will be appointed as the Executive Chairman of the Board of Directors and President of the Company and each of its subsidiaries. The Company’s Board of Directors has determined that having a single person setting the tone of the organization and having the ultimate responsibility for all of the Company’s operating and strategic functions provides unified leadership and direction for the Board of Directors and the Company’s executive management.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee as standing committees. The Board of Directors establishes other committees as needed to assist the Board of Directors. The current charters of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available on the Company’s website located at www.prxi.com under the heading “Investor Relations” under the subheading “Corporate Governance.” In addition, the Company’s Code of Ethics is available on its website located at www.prxi.com under the heading “Investor Relations.” The information contained on the Company’s website is not a part of this proxy statement.

Audit Committee

The current members of the Company’s Audit Committee are Messrs. Banker and Kraniak. The Board of Directors has determined that all of the members of the Audit Committee are independent in accordance with the listing standards of the NASDAQ and applicable SEC rules.

During fiscal year 2015, the Company received notification from the NASDAQ that the Company was not in compliance with NASDAQ Marketplace Rule 5450(c)(2)(A), requiring the audit committee to be composed of three independent directors and have an audit committee financial expert. The Company’s Audit Committee currently has only two members and does not currently have a member whom the Board has determined to be an audit committee financial expert. The Company has a cure period until its next annual shareholders meeting to achieve compliance with the listing standards of the NASDAQ. It is expected that Mr. Michael Evans, one of the DK Group’s designees, will serve on the Company’s audit committee and will be deemed to be an independent audit committee member and an” audit committee financial expert” under the NASDAQ Listing Rules and applicable SEC rules.

The Audit Committee serves as an independent and objective party to monitor the Company’s financial reporting process and internal control system; retains and pre-approves audit and any non-audit services to be performed by the Company’s independent registered accounting firm; directly consults with the Company’s independent registered public accounting firm; reviews and appraises the efforts of the Company’s independent registered public accounting firm; and provides an open avenue of communication among the Company’s independent registered public accounting firm, financial and senior management and the Board of Directors. The Audit Committee met four times in fiscal year 2015.

The Audit Committee selected Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2015. The shareholders ratified the Audit Committee’s appointment of Cherry Bekeart LLP at the Company’s 2014 Annual Meeting of Shareholders.

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Fees Paid to Cherry Bekaert LLP

The Company incurred the following fees to Cherry Bekaert LLP for fiscal years 2014 and 2015:

	Fiscal Year 2014	Fiscal Year 2015
Audit fees	$220,000	$235,000
Audit-related fee	-	4,300
Tax fees	-	-
All other fees	-	-
Total	$220,000	$239,300

Audit fees for fiscal year 2014 and 2015 included fees associated with audits of the financial statements and reviews of the financial statements included in the quarterly reports on Form 10-Q. Audit related fees for fiscal year 2015 include fees associated with accounting for a legal settlement and merger related items. The Company did not pay any other fees to its independent registered public accounting firm for fiscal year 2015 or fiscal year 2014.

Policy on Pre-Approval of Services Provided by Independent Registered Public Accounting Firm

The engagement of the Company’s independent registered public accounting firm for any non-audit accounting and tax services to be performed for the Company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services.  Cherry Bekaert LLP was engaged to perform only audit services in fiscal year 2015 and fiscal year 2014.  Pursuant to the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, the Audit Committee is responsible for the engagement of the Company’s independent registered public accounting firm and for pre-approving all audit and non-audit services provided by the Company’s independent registered public accounting firm that are not prohibited by law.

The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, subject to reporting any such approvals at the next Audit Committee meeting. The Audit Committee monitors the services rendered and actual fees paid to the Company’s independent registered public accounting firm quarterly to ensure such services are within the scope of approval.

The Audit Committee has pre-approved all services performed by the Company’s independent registered public accounting firm in fiscal year 2015.  The pre-approval requirements are not applicable with respect to the provision of de minimis non-audit services that are approved in accordance with the Securities Exchange Act of 1934, as amended, and the Company’s Audit Committee’s charter.

Compensation Committee

The current members of the Compensation Committee are Messrs. Kraniak (Chair) and Banker. The Board of Directors has determined that each of the members of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ and applicable SEC rules.  The Compensation Committee met six times in fiscal year 2015.

The Compensation Committee discharges the responsibilities of the Board of Directors relating to the compensation of the executive officers. Among its duties, the Compensation Committee determines the compensation and benefits paid to the executive officers, including the President and Chief Executive Officer.  While the Compensation Committee has the authority to retain compensation consultants and other advisors to the Committee, currently the Compensation Committee does not utilize the services of compensation consultants or other outside advisors.

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The Compensation Committee annually reviews and determines salaries, bonuses and other forms of compensation paid to the executive officers and management, approves recipients of stock option awards and establishes the number of shares and other terms applicable to such awards.

The Compensation Committee also determines the compensation paid to the Board of Directors, including equity-based awards. More information about the compensation of the non-employee directors is set forth in the section of this proxy statement titled “Director Compensation.”

In addition, the Compensation Committee is responsible for reviewing and discussing with management the executive compensation disclosures that SEC rules require be included in the Company’s annual proxy statement and performing such other tasks that are consistent with its charter.

The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees that are composed entirely of independent directors, as the Chairman of the Compensation Committee may deem appropriate.

Corporate Governance and Nominating Committee

The current members of the Corporate Governance and Nominating Committee are Messrs. Banker (Chair) and Sellers.  The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is independent in accordance with the listing standards of the NASDAQ.  The Corporate Governance and Nominating did not meet in fiscal year 2015.

The Corporate Governance and Nominating Committee is charged with recommending the slate of director nominees for election to the Board of Directors, identifying and recommending candidates to fill vacancies on the Board, and reviewing, evaluating and recommending changes to the corporate governance processes of the Company. Among its duties and responsibilities, the Corporate Governance and Nominating Committee periodically evaluates and assesses the performance of the Board of Directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the Board; reviews the composition of each committee of the Board and presents recommendations for committee memberships; reviews the compensation paid to non-employee directors; and reviews and recommends changes to the charter of the Corporate Governance and Nominating Committee and to the charters of other Board committees.

The process to be followed by the Corporate Governance and Nominating Committee to identify and evaluate candidates for the Board includes (i) requests to Board members, the Chief Executive Officer, and others for recommendations, (ii) meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and (iii) interviews of selected candidates.

The Committee considers recommendations for nomination to the Board of Directors submitted by shareholders.

The Company’s Bylaws set forth the requirements for the submission of such nominations by shareholders for election at a meeting of shareholders. For a nomination to be made by a shareholder, such shareholder must have given timely notice in proper written form to the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 45 days nor more than 60 days prior to the date of the meeting of shareholders.

To be in proper written form, a shareholder’s notice must set forth, as to each person whom the shareholder proposes to nominate for election as a director, the following information:

  the name, age, business address and residence address of the person;
  the principal occupation or employment of the person;
  the class or series and number of shares of capital stock that are owned beneficially or of record by the person; and
  any other information relating to the person that would be required to be disclosed in a proxy statement or in other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act.

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In addition, as to the shareholder giving the notice, the notice must set forth:

  the name and record address of such shareholder;
  the class or series and number of shares of capital stock that are owned beneficially or of record by such shareholder;
  a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;
  a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and
  any other information relating to such shareholder that would be required to be disclosed in a proxy statement or in other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act.

Such notice must be accompanied by the written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Recommendations for nomination, together with appropriate biographical information, should be sent to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary. The qualifications of recommended candidates will be reviewed by the Corporate Governance and Nominating Committee.

Risk Oversight

The Board of Directors is responsible for the oversight of the Company’s risk management efforts. While the full Board of Directors is ultimately responsible for this oversight function, individual committees may consider specific areas of risk from time to time as directed by the Board. In addition, in accordance with applicable regulations and its charter, the Audit Committee periodically considers all financial risks of the Company. Members of management responsible for particular areas of risk for the Company provide presentations, information and updates on risk management efforts as requested by the Board or a Board committee.

Shareholder Communications

Shareholders and other interested parties may send correspondence by mail to the full Board of Directors or to individual directors. Shareholders should address such correspondence to the Board of Directors or the relevant Board members in care of: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary.

All such correspondence will be compiled by the Company’s Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which Board tends to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Director Compensation

The Company’s Board of Directors annually reviews and approves compensation for the Company’s non-employee directors. Generally, the Board of Directors sets director compensation at a level that is intended to provide an incentive for current directors to continue in their roles and for new directors to join the Company’s board of directors.

Director Compensation Plan

On December 18, 2014, the Board of Directors approved a director compensation plan for calendar year 2015. Under the plan, the Company pays to each of Mr. Banker, Mr. Jacobs and Mr. Kraniak as non-employee directors of the Company an annual retainer of $50,000, which is paid half in equity and half in cash, with such equity granted on January 1, 2015 in the form of restricted stock units, pursuant to the Company's 2009 Equity Incentive Plan and on the same terms and conditions as in 2014. Equity compensation was paid in the form of restricted stock units vesting on the earlier of (i) January 1, 2016, (ii) a change of control, or (iii) the day when a director ceased to serve on the Company’s Board of Directors. If a director ceases to be a member of the Company’s Board of Directors, his restricted stock units will vest immediately and proportionately to the period of time served by the director during the year. The restricted stock units are payable to the non-employee director, in shares of the Company’s common stock, within 20 days after becoming vested, and any units that do not vest are forfeited. Cash compensation is paid monthly.

125

Since he joined the Board of Directors in 2008, Mr. Sellers has waived all compensation for his services as a director and as Chairman of the Board. Mr. Weiser’s compensation is described in the section titled “Employment Agreements” in this proxy statement.

2015 Director Compensation Table

The following table sets forth information regarding the compensation of the Company’s non-employee directors for calendar year 2015. Information about Mr. Weiser for his services during fiscal year 2015 is fully reflected in the 2015 Summary Compensation table.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
William M. Adams (5)	12,500	(6)	—	—	—	12,500
Douglas Banker	25,000	(6)	25,000	—	—	50,000
Ronald Bernard (5)	12,500	(6)	—	—	—	12,500
Jack H. Jacobs (1)	12,500	(6)	37,500	50,000
Rick Kraniak (2)	12,500	(6)	37,500	50,000
Stephen Palley (5)	2,083	(6)	—	—	—	2,083
Mark A. Sellers (7)	—		—	—	—	—
Bruce Steinberg (5)	12,500	(6)	—	—	—	12,500

____________

(1)	Mr. Jacobs was appointed to the Board of Directors on August 25, 2014 and resigned from the Board of Directors on March 16, 2015.
(2)	Mr. Kraniak was appointed to the Board of Directors on August 25, 2014.
(3)	Represents the full grant date fair value, computed in accordance with FASB ASC Topic 718 as disclosed in footnote 1 to the 2015 Summary Compensation Table, of restricted stock units granted to directors on January 1, 2015. The restricted stock units were granted in connection with the Company’s director compensation program, under which each director receives half of his annual retainer in restricted stock units. For the 2015 calendar year Messrs. Banker, Jacobs and Kraniak received 3,790 restricted stock units on January 1, 2015.
(4)	We did not grant any stock option awards to the Company’s non-employee directors for fiscal year 2015 or fiscal 2014. As of February 28, 2014, Mr. Banker had a vested stock option for 7,500 shares of common stock at a strike price of $36.50 with an expiration date of January 27, 2016.
(5)	Mr. Palley resigned from the Board of Directors on March 20, 2014. Messrs. Adams, Bernard and Steinberg resigned from the Board of Directors on August 25, 2014.
(6)	Represents the amount earned with respect to fiscal year 2015, which includes a portion of the calendar year 2014 director compensation plan and a portion of the calendar year 2015 director compensation plan.
(7)	Mr. Sellers has elected not to receive any compensation for his services as a Director or the Chairman of the Company’s Board of Directors.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee: (i) was an officer or employee of the Company or any of the Company’s subsidiaries during fiscal year 2015; (ii) was formerly an officer of the Company or any of its subsidiaries; or (iii) had any relationship requiring disclosure in this report pursuant to SEC rules. In addition, none of the executive officers of the Company served: (i) as a member of the Compensation Committee (or any other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee; (ii) as a director of another entity, one of whose executive officers served on the Company’s Compensation Committee; or (iii) as a member of the Compensation Committee (or any other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

126

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors, officers and greater-than-10% shareholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in the Company.

Based solely on the copies of the reports filed with the SEC, the Company believes that during fiscal year 2015 all of the Company’s directors, officers, and greater-than-10% shareholders timely complied with the filing requirements of Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Mr. Samuel S. Weiser

On April 2, 2015, the Company entered into a Consulting Agreement with Mr. Samuel S. Weiser. Pursuant to the Consulting Agreement, Mr. Weiser resigned as Executive Chairman and as a member of the Company’s Board of Directors, effective as of the date of the Consulting Agreement, and agreed to make himself available to provide consulting advice, information regarding historical Company transactions, and transition services as and when reasonably requested by the Company through September 30, 2015.

The parties agreed that the Employment Agreement, dated August 28, 2014, relating to Mr. Weiser’s service as Executive Chairman is terminated and that the payments and benefits under the Separation Agreement, dated June 20, 2014, between Mr. Weiser and the Company will recommence, as contemplated by the Employment Agreement. In consideration for Mr. Weiser’s agreement to provide consulting services, and in addition to the payments and benefits recommencing under the Separation Agreement, the Company agreed to pay Mr. Weiser the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the proposed Merger and September 30, 2015. All of these consulting payments are required to be made to Mr. Weiser by September 30, 2015 without regard to the Merger, which will not have closed by that date. The Company also agreed to reimburse Mr. Weiser for the attorney fees incurred by him in negotiating and executing the Consulting Agreement, not to exceed $5,000. The Consulting Agreement contains a mutual release of claims and mutual non-disparagement provision.

Mr. Daoping Bao

On April 2, 2015, the Company entered into the Merger Agreement with Dinoking, Exchangeco, and the Dinoking Shareholders. Pursuant to a Corporate Governance Agreement, effective as of the closing of the Merger, Mr. Bao will be appointed as the Executive Chairman of the Board of Directors and the President of the Company and each of its subsidiaries. Upon the closing of the Merger, pursuant to the Merger Agreement, Mr. Bao will receive shares of the Company’s common stock or Exchangeable Shares that are exchangeable for shares of the Company’s common stock, and may also receive either cash or additional shares of the Company’s common stock in connection with Future Contingent Payments.

Mr. Bao acts as agent for the lenders under the Convertible Note. The Convertible Note will convert into shares of the Company’s common stock, provided the issuance of such shares is approved by the Company’s shareholders at the Special Meeting. Mr. Bao is not one of the lenders under the Convertible Note.

Upon the closing of the Merger, and the conversion of the Convertible Note into shares of the Company’s common stock, but prior to any Future Contingent Payments, Mr. Bao will be part of the DK Group that will own approximately 47% of the voting power of the Company. For more information on these transactions, see the sections entitled “The Merger” and “Merger Agreement” in this proxy statement.

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Pursuant to policies and procedures adopted by the Company’s Board of Directors, the Audit Committee or the full Board of Directors reviews and approves in advance all relationships and transactions in which the Company and the directors or executive officers, or their immediate family members, are participants. All existing related party transactions are reviewed at least annually by the Audit Committee or the full Board of Directors. Any director or officer with an interest in a related party transaction is expected to recuse himself or herself from any consideration of the matter.

127

During its review of such relationships and transactions, the Audit Committee or the full Board of Directors considers the following:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including the amount and type of transaction;
•	the importance of the transaction to the related person and to the Company;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
•	any other matters the Committee deems appropriate.

In addition, to the extent that the transaction involves an independent director, consideration is also given, as applicable, to the NASDAQ listing standards and other relevant rules related to independence.

Director Independence

The Board of Directors has affirmatively determined that each director (Messrs. Banker, Kraniak, and Sellers) qualifies as independent in accordance with the listing standards of the NASDAQ. The Board of Directors also determined that all committee members who served during the fiscal year 2015 qualified as independent for purposes of the committees on which they served. The Board of Directors also determined that Mr. Sellers, who qualifies as an independent director, would not be independent for purposes of serving on the Audit Committee or Compensation Committee due to his affiliation with Sellers Capital Master Fund, Ltd., the Company’s largest shareholder. The independent directors meet regularly in executive sessions, which take place at least twice a year.

We expect that upon the closing of the Merger, the Board of Directors will determine that all of the DK Group’s director designees named in this proxy statement, other than Mr. Daoping Bao who pursuant to the Corporate Governance Agreement will be appointed as Executive Chairman of the Board and President of the Company, as well as the Chief Executive Officer of the Company, as of the closing of the Merger, will be “independent” directors pursuant to the NASDAQ’s listing standards.

128

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document the Company files at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s SEC filings are also available to the public at the SEC’s website at http://www.sec.gov or at the Company’s website at http://www.prxi.com. Unless otherwise provided below, the information provided in the Company’s SEC filings (or available on the Company’s website) is not part of this proxy statement and is not incorporated by reference.

The Company’s common shares are listed on the NASDAQ under the symbol “PRXI.”

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows the Company to incorporate by reference documents it files with the SEC. This means that the Company can disclose important information to its shareholders in this proxy statement by referring shareholders to those documents. The information filed by the Company and incorporated by reference is considered to be a part of this document, and later information that the Company files with the SEC will update and supersede that information. Statements contained in this document, or in any document incorporated in this document by reference, regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The Company incorporates by reference the documents listed below and any documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this document and before the date of the Special Meeting:

·	Annual Report on Form 10-K for the fiscal year ended February 28, 2015, filed with the SEC on May 29, 2015;
·	Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2015, filed with the SEC on July 10, 2015;
·	Current Reports on Form 8-K, filed with the SEC on March 16, 2015, March 20, 2015, March 31, 2015, April 3, 2015, April 7, 2015, April 8, 2015, and April 13, 2015;
·	Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Shareholders filed with the SEC on January 16, 2015; and
·	Description of the Company’s common stock, $0.0001 par value per share, contained in the Registration Statement on Form 8-A (Registration No. 0-22926) and the Registration Statement on Form SB-2 (Registration No. 333-130873), under the heading “Description of Common Stock,” filed with the SEC on November 22, 1993 and October 2, 2006, respectively, including all amendments and reports filed for the purpose of updating that description.

Nothing in this proxy statement/prospectus shall be deemed to incorporate information furnished but not filed with the SEC pursuant to Item 2.02 or 7.01 of Form 8-K, including the related exhibits, or any information deemed to have been “furnished” and not “filed” with the SEC.

The Company undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

If you have questions about the Special Meeting or the proposed Merger after reading this proxy statement, or if you would like additional copies of this proxy statement or the proxy card or copies of other filings of the Company, you should contact the Company by calling (404) 842-2600 or writing, Attn: Secretary, at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, or contact Alliance Advisors, LLC, the Company’s proxy solicitor, toll-free at 1-888-991-1296.

129

OTHER INFORMATION

Shareholder Proposals for Next Annual Meeting

Proposals Submitted for Inclusion in the Company’s Proxy Materials: Shareholders may present proposals for shareholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by the Company’s action in accordance with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that the Company receive such proposals no later than 120 days prior to the one-year anniversary of the mailing of the last annual meeting proxy statement. Thus, for the next annual meeting of shareholders, the Company must receive shareholder proposals submitted for inclusion in the Company’s proxy materials no later than September 22, 2015. The Company will not include in its proxy materials shareholder proposals received after that date. Shareholder proposals submitted for inclusion in the Company’s proxy materials should be mailed to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary.

Proposals Not Submitted for Inclusion in the Company’s Proxy Materials: Shareholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, as described above, may be brought before the next annual meeting in accordance with the Company’s Bylaws. The Company’s Bylaws describe the information required in any such notice and also require that the Company receives notice of such proposals not less than 45 days nor more than 60 days prior to the date of the annual meeting. Thus, for the next annual meeting, assuming that it is held on February 25, 2016, the Company must receive shareholder proposals that are not submitted for inclusion in the Company’s proxy materials between December 27, 2015 and January 11, 2016. In accordance with the Company’s Bylaws, the Company will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2015 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in the Company’s proxy statement should be mailed to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326, Attention: Secretary.

Delivery of Documents to Shareholders Sharing an Address

In order to reduce costs and in accordance with SEC rules, we deliver only one copy of this proxy statement to multiple shareholders sharing an address, unless the Company receives contrary instructions from one or more of such shareholders. Notwithstanding the foregoing, the Company will deliver promptly, upon written or oral request to the Company at the telephone number and address noted below, a separate copy of this proxy statement to each shareholder at a shared address to which a single copy of this document is delivered. Shareholders who wish to receive a separate copy of proxy statements in the future should contact the Company by calling (404) 842-2600 or writing, Attn: Secretary, at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia 30326. Shareholders sharing an address who currently receive multiple copies of proxy statements, but who wish to receive only a single copy of such materials, can request that only a single copy be provided by contacting the Company at the same number or address.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matters that are to be presented for action at the Special Meeting. Should any other matter come before the Special Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Mark A. Sellers
Chairman of the Board of Directors

Atlanta, Georgia

September [·], 2015

130

Dinoking Tech Inc.

Consolidated Financial Statements

December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm	F-A-2

Consolidated Balance Sheets (Audited) for the Years Ended December 31, 2014 and December 31, 2013	F-A-3

Consolidated Statements of Operations and Comprehensive Income for the Years Ended December 31, 2014 and December 31, 2013	F-A-4

Consolidated Statements of Cash Flows for the Years Ended December 31, 2014 and December 31, 2013	F-A-5

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2014 and December 31, 2013	F-A-6

Notes to Consolidated Financial Statements	F-A-7

F-A-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Dinoking Tech Inc.

We have audited the accompanying consolidated balance sheets of Dinoking Tech Inc. as of December 31, 2014 and 2013, and the related consolidated statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two year period ended December 31, 2014. Dinoking Tech Inc.’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Dinoking Tech Inc. as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the years in the two year period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Chartered Accountants

Vancouver, BC

March 27, 2015

F-A-2

Dinoking Tech Inc.

Consolidated Balance Sheets

As at December 31

(Expressed in Canadian Dollars)

	2014	2013
Assets
Current
Cash	1,635,731	2,556,213
Term deposits	52,822	52,822
Accounts receivable (Note 4)	191,856	211,465
Prepaid expenses and deposits (Note 5)	51,366	105,550
Deferred contract costs	399,136	-
Current portion of net investment in leases (Note 3)	1,018,208	-
Current portion of deferred tax asset (Note 10)	-	371,389
Income tax receivable	-	-
Total current assets	3,349,119	3,297,439
Deferred tax asset (Note 10)	132,232	132,232
Net investment in leases (Note 3)	3,269,354	342,053
Property and equipment (Note 6)	1,938,329	1,968,767
Trademarks	33,674	33,674
Total Assets	8,722,708	5,774,165
Liabilities
Current
Accounts payable and accruals (Note 7)	327,599	173,260
Income taxes payable	116,776	211,462
Current portion of deferred revenue (Note 8)	1,198,264	3,356,169
Current portion of term loan (Note 9)	576,282	536,771
Total current liabilities	2,218,921	4,277,662
Deferred revenue (Note 8)	-	85,088
Term loan (Note 9)	635,558	1,213,229
Total Liabilities	2,854,479	5,575,979
Stockholders’ Equity
Capital stock (Note 11)
Authorized
Unlimited Common Stock with no par value
Unlimited Preferred Stock with no par value
Issued and outstanding:
336 Preferred Stock (2013: 400)	336	400
3,800 (2013: 3,800) Common Shares	38	38
Accumulated other comprehensive income	133,156	(9,790)
Retained	5,734,699	207,538
Total stockholders’ equity	5,868,229	198,186
Total Liabilities and Stockholders’ Equity	8,722,708	5,774,165

Commitments (Note 15)

The accompanying notes are an integral part of these consolidated financial statements

F-A-3

Dinoking Tech Inc.

Consolidated Statements of Operations and Comprehensive Income

For the Years Ended December 31

(Expressed in Canadian Dollars)

	2014	2013

Revenue	11,129,848	6,389,510
Cost of sales (exclusive of depreciation shown separately below)	1,647,836	2,504,146

Gross profit	9,482,012	3,885,364

Operating expenses
Administration	488,872	545,468
Bad debts	-	9,064
Depreciation (Note 6)	496,567	44,300
Foreign exchange	(225,358)	88,469
Gain (loss) on disposal of equipment	-	(10,254)
Interest	81,494	119,390
Professional fees	238,480	230,045
Salaries, wages and benefits	1,496,319	1,350,331
Selling expenses	62,395	34,305
Tradeshows	100,061	103,282
Travel and entertainment	120,799	125,691
Warehouse expenses	88,194	233,608

Total operating expenses	2,947,823	2,873,699

Income before income taxes	6,534,189	1,011,665

Provision for income taxes (Note 10)	865,981	52,670

Net income	5,668,208	958,995

Other comprehensive income
Foreign currency translation	142,946	(9,790)

Comprehensive income	5,811,154	949,205

The accompanying notes are an integral part of these consolidated financial statements

F-A-4

Dinoking Tech Inc.

Consolidated Statements of Cash Flows

For the Years Ended December 31

(Expressed in Canadian Dollars)

	2014	2013

Cash provided by (used for) the following activities
Operating activities
Net income	5,668,208	958,995
Adjustments to reconcile net income to cash from operations:
Depreciation	496,567	44,430
(Gain) loss on disposal of property and equipment	-	(10,254)
Deferred taxes	371,389	(255,706)
Finance income	(609,243)	(41,737)
Sales type lease	(2,763,440)	1,142,553
Bad debts expense	-	9,064
Accounts receivable	30,652	11,066
Prepaid expenses and deposits	49,049	(17,836)
Deferred contract costs	(393,425)	198,123
Accounts payable and accrued liabilities	154,879	(841,501)
Income taxes payable	(89,393)	(86,376)
Deferred revenue	(2,348,801)	1,340,504

Cash from (used in) operating activities	566,442	2,451,325

Financing activities
Advances (repayment) of term loan	(538,161)	1,750,000
Redemption of common stock	-	(57)
Redemption of preferred stock	(64)	(600)
Repayments of loan payable	-	(40,129)
Repayment of advances from shareholders	-	(1,121,410)
Dividends	(141,721)	(701,109)

Cash from (used in) financing activities	(679,946)	(113,305)

Investing activities
Net investment in leases	-	60,000
Purchases of property and equipment	(815,337)	(443,507)
Proceeds on disposal of property and equipment	-	25,783
Purchase of term deposits	-	(52,822)

Cash from (used in) investing activities	(815,337)	(410,546)

Effect of foreign exchange rate changes on cash	8,359	45,945

Increase (decrease) in cash resources	(920,482)	1,973,419
Cash resources, beginning	2,556,213	582,794

Cash resources, ending	1,635,731	2,556,213

The accompanying notes are an integral part of these consolidated financial statements

F-A-5

Dinoking Tech Inc.

Consolidated Statements of Stockholders’ Equity

For the Years Ended December 31

(Expressed in Canadian Dollars)

	Common Stock	Capital	Preferred Stock	Preferred	Accumulated Other Comprehensive	Retained	Stockholders’
	Outstanding	Stock	Outstanding	Stock	Income (Loss)	Earnings	Equity

Balance, December 31, 2012	9,500	95	1,000	1,000	-	(50,347)	(49,252)

Redemption of common stock	(5,700)	(57)	-	-	-	-	(57)
Redemption of preferred stock	-	-	(600)	(600)	-	(701,110)	(701,710)
Foreign currency translation	-	-	-	-	(9,790)	-	(9,790)
Net Income	-	-	-	-	-	958,995	958,995

Balance, December 31, 2013	3,800	38	400	400	(9,790)	207,538	198,186

Redemption of preferred stock	-	-	(64)	(64)	-	(141,047)	(141,111)
Foreign currency translation	-	-	-	-	142,946	-	142,946
Net Income	-	-	-	-	-	5,668,208	5,668,208

Balance, December 31, 2014	3,800	38	336	336	133,156	5,734,699	5,868,229

The accompanying notes are an integral part of these consolidated financial statements

F-A-6

1.	Nature of Operations and Basis of Presentation

Description of Business

Dinoking Tech Inc. (“Dinoking”) was incorporated under the laws of the Province of British Columbia on November 10, 2006.

The Company is primarily engaged in the rental of animatronic dinosaurs, fossils and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States of America. Since its development, the Company has provided such exhibition-based assets that are presented to the public in exhibition centers, theme parks and museums and non-traditional venues. Income from exhibitions is generated through fixed-term contracts, or as a percentage of ticket sales of the exhibitor.

Dinosaurs Unearthed Corp. (“Dinosaurs Unearthed”) is a wholly owned subsidiary of the Company, established in order to provide exhibition-based assets of the Company to exhibitions located within the United States.

Basis of Presentation

When we use the terms the “Company”, “we” “us” and “our” we are referring to Dinoking and its subsidiary, Dinosaurs Unearthed (the “Company”). The consolidated financial statements include the accounts of Dinoking, and its wholly-owned subsidiary, Dinosaurs Unearthed after the elimination of all intercompany accounts and transactions.

We have prepared the accompanying consolidated financial statements and notes pursuant to the rules and regulations of the securities Exchange Commission (“SEC”) and accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes. Actual results could differ from reported amounts using these estimates.

2.	Significant Accounting Policies

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern and reflect the policies outlined below.

(a) Cash

The Company considers all highly liquid investments purchased with an original or remaining maturity of less than three months at the date of purchase to be cash equivalents. Cash and cash equivalents include balances with banks and investments in money market funds. The Company performs periodic evaluations of the relative credit standing of the financial institutions and issuers of cash equivalents.

(b) Certificates of Deposit

Certificates of deposit amount to $52,822 (2013 - $52,822) and are carried at cost plus accrued interest and mature throughout 2015 (2013 – throughout 2014). The certificates are issued by one bank and do not currently exceed federally insured limits. The Company has not experienced any losses in these certificates and performs periodic evaluations of the relative credit standing of the bank.

F-A-7

(c) Accounts Receivable

Accounts receivable represent exhibitor obligations under normal trade terms. The Company regularly evaluates the need for an allowance for uncollectible accounts by taking into consideration factors such as the type of client, trends in actual and forecasted credit quality of the client (including delinquency and late payment history) and current economic conditions that may affect an exhibitor’s ability to pay. The allowance for doubtful accounts is determined on a specific reserve basis for accounts not considered collectible. No additional allowance for doubtful accounts has been considered necessary for the year ended December 31, 2014 (2013 - $9,064).

(d) Prepaid Expenses and Deposits

Prepaid expenses and deposits consist of prepaid lease payments and prepaid services that are expensed when services are received or over the term of the exhibition, and reimbursable expenses that are capitalized and recovered from the exhibitors.

(e) Deferred Contract Costs

Costs incurred for the preparation of exhibits in advance of the date of opening are included in deferred contract costs. These expenditures generally relate to materials, labour, and other costs that are charged as a direct cost of revenues earned over the term of the related revenue contract. When it is determined that expenditures will not likely be recovered by future revenue, such expenditures are included in the current year’s statement of operations and comprehensive income.

(f) Property and Equipment

The following assets are recorded at cost and depreciated using the straight-line method over the following estimated lives of the related assets, to their estimated residual value:

Exhibition assets	8 & 10 years
Office and warehouse equipment	5 years
Leasehold improvements	3 years
Tradeshow and website development	5 years

Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated over the adjusted remaining useful life of the assets. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in selling, general and administrative expenses. Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be realizable. Although no such events occurred during the years ended December 31, 2014 and 2013, if an evaluation is required, management would assess whether the carrying value of the asset group is recoverable by comparing the sum of the undiscounted cash flows to the carrying value of the asset group. If the asset is not recoverable, management compares the estimated fair value of the asset to the asset’s carrying amount to determine if an impairment of such asset is necessary. The effect of any impairment would be to expense the difference between the fair value of such asset and its carrying value in the period incurred.

(g) Revenue Recognition

Multiple Element Arrangements

The Company’s revenue arrangements with certain customers may involve multiple elements consisting of exhibition assets; services associated with the exhibition assets including exhibition design support, supervision of installation and employee training, a license to use of the Company’s intellectual property (logos, photos, graphics, illustrations and exhibition content), and maintenance. The Company evaluates all elements in an arrangement to determine what are considered deliverables for accounting purposes and which of the deliverables represent separate units of accounting based on the applicable accounting guidance in the Leases Topic of the FASB ASC and the Revenue Recognition Topic of the FASB. If separate units of accounting are either required under the relevant accounting standards or determined to be applicable under the Revenue Recognition Topic, the total consideration received or receivable in the arrangement is allocated based on the applicable guidance in the above noted standards.

F-A-8

Exhibitions

The Company has identified the provision of exhibition assets, design support, supervision of installation, employee training and the use of the Company’s trademarks to be a single deliverable and a single unit of accounting (the “Exhibition Deliverable”). When an arrangement does not include all the elements of an Exhibition Deliverable, the elements of the Exhibition Deliverable included in the arrangement are considered by the Company to be a single deliverable and a single unit of accounting. The Company is not responsible for the physical installation of the exhibition assets in the customer’s facility; however, the Company supervises the installation by the customer. The customer has the right to use the Company’s intellectual property for the duration of the exhibition.

The Company’s Exhibition Deliverable arrangements involve either a sales type or operating lease. Consideration for the Exhibition Deliverable, other than those delivered pursuant to joint revenue sharing arrangements, consist of upfront or initial payments made before and after the final installation of the exhibition assets and ongoing payments throughout the term of the lease or over a period of time, as specified in the arrangement. The ongoing payments are generally a fixed annual amount or a certain percentage of the exhibition admissions. The Company’s arrangements are non-cancellable, unless the Company fails to perform its obligations. In the absence of a material default by the Company, there is no right to any remedy for the customer under the Company’s arrangements. If a material default by the Company exists, the customer has the right to terminate the arrangement and seek a refund only if the customer provides notice to the Company of a material default and only if the Company does not cure the default within a specified period.

Lease Arrangements

The Company uses the Leases Topic of FASB ASC to evaluate whether an arrangement is a lease within the scope of the accounting standard. Arrangements not within the scope of the accounting standard are accounted for as either a sales or services arrangement, as applicable.

For lease arrangements, the Company determines the classification of the lease in accordance with the Lease Topic of FASB ASC. A lease arrangement that transfers substantially all of the benefits and risks incident to ownership of the equipment is classified as a sales-type lease based on the criteria established by the accounting standard; otherwise the lease is classified as an operating lease.

For sales type leases, the revenue allocated to the Exhibition Deliverable is recognized when the lease term commences, which the Company deems to be when all of the following conditions have been met: (1) the exhibition assets have been installed and are in full working condition; (2) the employee training has been completed; and (3) the earlier of (a) receipt of the written customer acceptance certifying the completion of installation and testing of the exhibition assets and completion of employee training or (b) public opening of the exhibition, provided collectability is reasonably assured.

The initial revenue recognized for sales type leases consists of the initial payments received and the present value of future fixed ongoing payments computed at the interest rate implicit in the lease.

For operating leases, initial payments and fixed ongoing payments are recognized as revenue on a straight-line basis over the lease term. For operating leases, the lease term is considered to commence when all of the following conditions have been met: (1) the exhibition assets have been installed and are in full working condition; (2) the employee training has been completed; and (3) the earlier of (a) receipt of the written customer acceptance certifying the completion of installation and testing of the exhibition assets and completion of employee training or (b) public opening of the exhibition, provided collectability is reasonably assured.

Revenues from joint revenue sharing arrangements with upfront payments that qualify for classification as sales-type leases are recognized in accordance with the sales type lease criteria discussed above. Contingent revenues from joint revenue sharing arrangements are recognized as exhibition admissions are reported by the customer, provided collectability is reasonably assured.

F-A-9

Finance Income

Finance income is recognized over the term of the sales-type lease provided collectability is reasonably assured. Finance income recognition ceases when the Company determines that the associated receivable is not collectible.

Finance income is suspended when the Company identifies a customer that is delinquent, non-responsive or not negotiating in good faith with the Company. Once the collectability issues are resolved the Company will resume recognition of finance income.

Cost of Equipment

Exhibition assets subject to sales type leases includes the cost of the exhibition assets and costs related to project management, design, delivery and installation supervision services as applicable. The costs related to exhibition assets under sales type lease arrangements are relieved from inventory to costs and expenses applicable to revenues – equipment sales when revenue recognition criteria are met.

Cost of Rentals

For exhibition assets and other equipment subject to an operating lease or placed in a customers’ venue under a joint revenue sharing arrangement, the cost of equipment and those costs that result directly from and are essential to the arrangement, is included within property and equipment. Depreciation and impairment losses, if any, are included in cost of rentals based on the accounting policy set out in note 2(f).

(h) Deferred Revenue

Deferred revenue represents cash received prior to revenue recognition criteria being met for Exhibition Deliverables.

(i) Comprehensive Income

Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income, but are excluded from net income as these amounts are recorded directly as an adjustment to stockholders’ equity. For the years ended December 31, 2014 and 2013 comprehensive income (loss) related to foreign currency translation.

(j) Deferred Financing Costs

The Company records deferred financing costs as a result of fees incurred by the Company in conjunction with its debt financing activities. These costs are amortized using the straight-line method over the term of the related debt, which approximates the effective interest method. The amortization of deferred financing costs is included in interest expense as a component of other expenses in the accompanying statements of operations. For the years ended December 31, 2014 and 2013, amortization of deferred financing costs was immaterial.

(k) Foreign Currency Translation

The functional currency of the Company is the Canadian Dollar. The functional currency of the Company’s subsidiary Dinosaurs Unearthed is the U.S. Dollar. Assets and liabilities are translated to the reporting currency at the exchange rate in effect at year-end. Revenues and expenses are translated at the rates of exchange prevailing during the year. Unrealized translation gains and losses arising from differences in exchange rates from period to period are included as a component of accumulated other comprehensive income or loss in stockholders’ equity.

(l) Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Our financial assets and financial liabilities that require recognition under the accounting guidance generally include our foreign currency derivatives. In accordance with ASC 815 the Company recognizes derivative instruments and hedging activities as either assets or liabilities on the balance sheet and measure them at fair value. Gains and losses resulting from changes in fair value are accounted for depending on the use of the derivative and whether it is designated and qualifies for hedge accounting.

F-A-10

The carrying values of the Company’s current financial assets and liabilities approximates fair value due to their short-term nature. The Company believes that the carrying amount of its long-term debt approximates fair value because interest rates on these instruments are similar to rates the Company would be able to receive for similar instruments of comparable maturity.

(m) Contingencies

Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Legal fees associated with loss contingencies are expensed as incurred.

(n) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance so that the assets are recognized only to the extent that when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized.

Per FASB ASC 740 “Income taxes” under the liability method, it is the Company’s policy to provide for uncertain tax positions and the related interest and penalties based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. At December 31, 2014, the Company believes it has appropriately accounted for any unrecognized tax benefits. To the extent the Company prevails in matters for which a liability for an unrecognized benefit is established or is required to pay amounts in excess of the liability, the Company’s effective tax rate in a given financial statement period may be affected. Interest and penalties associated with the Company’s tax positions are recorded as Interest Expense.

(o) Earnings Per Share

Basic net income per common share is computed by dividing net income or loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share give effect to dilutive options, warrants, convertible debt and other potential Common Stock equivalents outstanding during the period. There were no potentially dilutive instruments outstanding as at December 31, 2014 or 2013.

F-A-11

(p) Risk Management

The Company’s credit risk is primarily attributable to its account receivables and net investment in leases. The Company is exposed to credit-related losses in the event of non-performance by counterparties to the financial instruments. Credit exposure is minimized by dealing with only credit worthy counterparties. As at December 31, 2014, 3 customers (December 31, 2013 – 2 customers) accounted for 91% (2013 – 86%) of accounts receivable. As at December 31, 2014, 1 customer (December 31, 2013 – 1 customer) accounted for 100% (2013 – 100%) of net investment in leases. The Company performs regular credit assessments of its customers and provides allowances for potentially uncollectible accounts receivable and investment in leases based on prior experience and the current economic environment.

Credit risk on cash and cash equivalents is limited because the Company limits its exposure to credit loss by placing its cash and cash equivalents with major financial institutions.

Interest rate risk is the risk that the value of a financial instrument. Changes in market interest rates may have an effect on the cash flows associated with some financial assets and liabilities, known as cash flow risk, and on the fair value of other financial assets or liabilities, known as price risk. The Company is exposed to interest rate cash flow risk with respect to its variable rate term loan which is subject to a floating interest rate of prime plus 2% .

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company’s exposure to liquidity risk is dependent on the collection of accounts receivable and investment in leases, purchasing commitments and obligations or raising funds to meet commitments and sustain operations.

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The nature of the Company’s activities exposes it to risk of changes in foreign currency exchange rates. The Company uses forward contracts to reduce the exposure to foreign currency exchange volatility. As at December 31, 2014 and 2013, the following items are denominated in US currency:

	2014	2013

Cash	1,172,409	2,420,335
Accounts receivable	111,040	338,079
Accounts payable	5,694	6,212

(q) Trademarks

Trademarks are deemed to have an indefinite life are not amortized, but are subject to an annual impairment test, or when events or circumstances dictate, more frequently. The impairment test consists of a comparison of the fair value of the indefinite-life intangible asset with its carrying amount. If the carrying amount exceeds its fair value, an impairment loss is recognized in an amount equal to that excess. If the fair value exceeds its carrying amount, the indefinite-life intangible asset is not considered impaired.

(r) Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers ("ASU 2014-09"). The amendments in ASU 2014-09 provide for a single, principles-based model for revenue recognition that replaces the existing revenue recognition guidance. ASU 2014-09 is effective for annual and interim periods beginning on or after December 15, 2016 and will replace most existing revenue recognition guidance under U.S. GAAP when it becomes effective. It permits the use of either a retrospective or cumulative effect transition method and early adoption is not permitted. We have not yet selected a transition method and are in the process of evaluating the effect this standard will have on our consolidated financial statements and related disclosures.

F-A-12

(s) Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented. The Company reviews all significant estimates affecting its financial statements on a recurring basis and records the effect of any necessary adjustments prior to their publication. Judgments and estimates are based on the Company’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements. Estimates are primarily used in the Company’s assessment of the selling prices associated with the individual elements in multiple element arrangements; residual values of leased assets; economic lives of leased assets; allowances for potential uncollectibility of accounts receivable, and net investment in leases; depreciable lives of property and equipment; and estimation of valuation allowances for deferred income taxes.

3.	Lease Arrangements

(a) General Terms of Lease Arrangements

A number of the Company’s leases are classified as sales-type leases. The Company classifies its lease arrangements at inception of the arrangement and, if required, after a modification of the lease arrangement, to determine whether they are sales-type leases or operating leases. The Company’s lease arrangements generally do not contain an automatic transfer of title at the end of the lease term. The Company’s lease arrangements do not contain a guarantee of residual value at the end of the lease term. The Company is required to pay a portion of executory costs such as insurance and is generally required to pay for maintenance.

(b) Net Investment in Sales-Type Leases

Net investment in sales-type leases are as follows:

	2014 $	2013 $

Gross minimum lease payments receivable	7,049,165	410,863
Unearned finance income	(2,761,603)	(68,810)
Minimum lease payments receivable	4,287,562	342,053
Accumulated allowance for uncollectible amounts	-	-
Net investment in leases	4,287,562	342,053

Net investment in leases due within one year	1,108,208	-
Net investment in leases due after one year	3,269,354	342,053
Unguaranteed residual values accruing to the Company’s benefit	433,280	410,863
Executory costs	656,212	701,952

(c) Future Minimum Rental Payments

Future minimum rental payments receivable from operating and sales-type leases at December 31, 2014, for each of the next five years are as follows:

F-A-13

	Operating Leases $	Sales-Type Leases $

2015	-	1,789,949
2016	-	1,585,162
2017	-	1,493,052
2018	-	1,480,810
2019	-	700,192
Thereafter	-	-

Total	-	7,049,165

(d) Contingent Fees

Contingent fees generally relate to gate-sharing revenues and merchandising revenues shared with the exhibitor. Contingent fees that meet the Company’s revenue recognition policy, from customers under various arrangements, have been reported in revenue as follows:

	2014	2013

Joint revenue sharing arrangements	$779,323	$1,812,427

4.	Accounts Receivable

	2014	2013

Accounts receivable	$200,920	$220,529
Allowances for doubtful accounts	(9,064)	(9,064)
	$191,856	$211,465

5.	Prepaid Expenses and Deposits
	2014	2013

Advances and miscellaneous	$36,401	$85,448
Deposits	14,965	20,102
	$51,366	$105,550

6.	Property and Equipment

	2014	Accumulated	2014
	Cost	Depreciation	Net
Exhibitions	$3,353,364	$(1,504,836)	$1,848,528
Office and warehouse equipment	112,135	(54,569)	57,566
Leasehold improvements	14,302	(9,802)	4,500
Tradeshow	84,462	(56,727)	27,735

	$3,564,263	$(1,625,934)	$1,938,329

F-A-14

	2013	Accumulated	2013
	Cost	Depreciation	Net
Exhibitions	$2,927,827	$(1,038,742)	$1,889,085
Office and warehouse equipment	78,704	(38,180)	40,524
Leasehold improvements	14,302	(6,802)	7,500
Tradeshow	77,303	(45,645)	31,658

	$3,098,136	$(1,129,369)	$1,968,767

Depreciation expense for the year ended December 31, 2014 amounted to $496,567 (2013 - $44,300).

During the year ended December 31, 2014, property and equipment were acquired at an aggregate cost of $815,337 (2013 - $443,507).

7.	Accounts Payable and Accruals

Accounts payable and accrued liabilities consist of the following:

	2014	2013
Accounts payable, trade	$242,520	$42,526
Employee benefits payable	96,560	107,378
Goods and Services Tax payable	(11,481)	23,356
	$327,599	$173,260

8.	Deferred Revenue

	2014	2013
Current portion of deferred revenue	$1,198,264	$3,356,169
Long term portion of deferred revenue	-	85,088
	$1,198,264	$3,441,257

9.	Term Loan

	2014	2013

TD Commercial Banking, fixed rate term loan 5.20%, repayable in monthly blended instalments of $26,294, maturing on January 6, 2017	567,243	875,000
TD Commercial Banking, variable rate term loan prime plus 2%, repayable in monthly instalments of $26,400 plus interest, maturing on January 6, 2017	644,597	875,000
	1,211,840	1,750,000
Less: Current portion	576,282	536,771
Long term portion	635,558	1,213,229

F-A-15

The term loan is secured by:

-	General security agreement representing a first charge on all of the Company’s present and after acquired personal property.
-	Guarantee of advances and US security agreement executed by Dinosaurs Unearthed, Corp.
-	Guarantee of advances of $1,750,000 executed by Dao Ping Bao.

Principal repayments on term loan subject to refinancing in each of the next four years are estimated as follows:

2015	576,282
2016	559,851
2017	75,707

1,211,840

The term loan subject to refinancing is subject to a financial covenant, with regards to maintaining a Debt Service Coverage ratio of no less than 120%. As at December 31, 2014, the Company is in compliance with the covenant.

10.	Income Tax

The following table reconciles the income tax benefit at the Canadian statutory rate to income tax benefit at the Company's effective tax rates.

	2014	2013
Net income before taxes	6,534,189	1,011,665
Canadian statutory tax rate	26.00%	25.75%
Expected income tax expense	1,071,157	260,504
Non-deductible items	(1,037,186)	113,408
Change in tax rates	(62,500)	(281,575)
Foreign tax rate difference	264,510	(39,667)
Total income taxes (recovery)	865,981	52,670

Current tax expenses (recovery)	494,592	308,376
Deferred tax expenses (recovery)	371,389	(255,706)
Total income taxes (recovery)	865,981	52,670

F-A-16

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes. Deferred tax assets (liabilities) at December 31, 2014 and 2013 are comprised of the following:

Canada	2014	2013
Property and equipment	427,016	515,504
Intangible assets	(6,540)	(6,373)
Undelivered services	(248,071)	-
Other	(40,173)	(5,510)
	132,232	503,621
Valuation Allowance	-	-
Net Deferred tax asset	132,232	503,621

Accounting for uncertainty for Income Tax

The Company has adopted the interpretation for accounting for uncertainty in income taxes which was an interpretation of the accounting standard accounting for income taxes. This interpretation created a single model to address accounting for uncertainty in tax positions. This interpretation clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.

As at December 31, 2014 and 2013, the Company’s consolidated balance sheets did not reflect a liability for uncertain tax positions, nor any accrued penalties or interest associated with income tax uncertainties. The Company is subject to income taxation at the federal and provincial levels. The Company is subject to Canadian federal tax examinations for the tax years 2012 through 2014. The Company is subject to US federal tax examinations for the tax years 2012 through 2014. The Company has no income tax examinations in process.

11.	Capital Stock
(a)	Common Stock

The Company is authorized to issue an unlimited number of common shares without par value.

(b)	Preferred Stock

The Company is authorized to issue an unlimited number of:

(i)	Class A Redeemable Preferred Shares with no par value

Class A Redeemable Preferred Shares are non-voting and are redeemable at $2,235 per preferred share at the option of the Company.

	2014	2013
Issued
Common stock	3,800	3,800

Preferred stock
Class A Redeemable Preferred	336	400

F-A-17

During the year ended December 31, 2014, the Company redeemed no common shares (2013 – 5,700 for $57).

During the year ended December 31, 2014, the Company redeemed 64 Class A Preferred Shares for $141,111 (2013 – 600 Class A Preferred Shares for $701,710).

12.	Segmented, Significant Customer Information and Economic Dependency

The Company operates in one segment; the rental of animatronic dinosaurs, fossils and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States of America. Assets are located as follows:

Property and Equipment	2014	2013
United States	336,051	317,383
Canada	1,602,278	1,383,883
Other	-	267,502
	1,968,329	1,968,767

Revenue by geographic area is based on the location of the customer.

Revenue	2014	2013
United States	9,625,733	5,337,566
Canada	1,302,515	512,548
Other	201,600	539,396
	11,129,848	6,389,510

1 customer accounted for $8,930,477 (80%) of revenue in 2014 (2013 – 1 customer accounted for $2,514,573 or 39%).

1 supplier accounted for 100% of all exhibition asset purchases during the year ended December 31, 2014 (2013 – 1 supplier accounted for 100%).

13.	Related Party Transactions

During the year ended December 31, 2014 the Company redeemed 64 Class A Preferred Shares for $141,111 (2013 – 600 Class A Preferred Shares for $701,710).

During the year ended December 31, 2014 the Company repaid $Nil (2013 - $1,121,410) of advances from shareholders. The balance of advances from shareholders was $Nil as at December 31, 2014 (2013 - $Nil).

During the year ended December 31, 2014 the Company recorded interest of $Nil (2013 - $119,041) on loans from shareholders.

These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

14.	Fair Value Measurements

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization with the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

F-A-18

The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3	Inputs that are both significant to the fair value measurement and unobservable.

The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		Fair Value at December 31, 2014			2013
Assets (Liabilities)	Total	Level 1	Level 2	Level 3	Total
Cash	$1,635,731	$1,635,731	$-	$-	$2,556,213
Foreign currency forwards	$5,600	$-	$-	$-	$2,280

The Company’s cash is classified within Level 1 of the fair value hierarchy because it is valued using quoted market prices. Cash is valued based on quoted market prices in active markets is primarily comprised of cash in banks.

The Company’s foreign currency forwards are classified within Level 1 of the fair value hierarchy because they are based on observable market inputs. The fair value of regular forward contracts are calculated using the period-end exchange rate adjusted for current forward points. As at December 31, 2014, the Company had one foreign currency forward contract outstanding pursuant to which the Company has contracted to purchase US $100,000 at an exchange rate of $1.107 CAD (2013 – one contract outstanding pursuant to which the Company has contracted to purchase US $300,000 at an exchange rate of $1.062 CAD). The exchange rate in effect as at December 31, 2014 was $1.1627 (2013 - $1.0694).

15.	Commitments

On December 18, 2014 the Company entered into a Letter of Intent (“LOI”) with Premier Exhibitions, Inc. (“Premier”) pursuant to which Premier would acquire all of the issued and outstanding shares of the Company (the “Acquisition”).

In conjunction with the Acquisition, certain investors (the “Investors”) will invest no less than US $10,000,000 in cash in Premier at the time of the completion of the Acquisition (the “Investment”). The final cash amount to be invested will be determined based upon the mutually agreed working capital requirement of Premier but will not exceed US $13,500,000. Within 5 days of execution of a satisfactory letter of intent, the investors will deposit US $1,000,000 as evidence of financial capacity and on the date of signing of a Definitive Agreement deposit an additional US $4,000,000.

In consideration for the Acquisition and the Investment, the shareholders of the Company and the Investors will receive no less than 30 – 45% of the outstanding shares of Premier’s common stock upon closing, the specific percentage to be agreed upon between the parties.

F-A-19

In the event that the Acquisition and the Investment are not completed because Premier pursues any other transaction or investment with another entity at any time prior to the date that is the later of eighteen months or after the termination of this LOI or the termination of the Definitive Agreement due to no fault of the Company or the Investors, or if Premier breaches certain other representations included in the LOI, then Premier will pay to the Company and the Investors a total break-up fee of US $500,000.

F-A-20

Dinoking Tech Inc.

Unaudited Condensed Consolidated

Interim Financial Statements

June 30, 2015 and 2014

Consolidated Balance Sheets as of June 30, 2015 (unaudited) and December 31, 2014	F-A-22

Consolidated Statements of Operations and Comprehensive Income for the Three and Six Months Ended June 30, 2015 and 2014 (unaudited)	F-A-23

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2015 and 2014 (unaudited)	F-A-24

Notes to Consolidated Financial Statements	F-A-25

F-A-21

Condensed Consolidated Interim Balance Sheets Expressed in Canadian Dollars (Unaudited) As at	June 30, 2015	December 31, 2014
Assets
Current
Cash	1,137,174	1,635,731
Term deposits	52,822	52,822
Accounts receivable	123,790	191,856
Prepaid expenses and deposits	32,476	51,366
Deferred contract costs	125,704	399,136
Current portion of net investment in leases	1,874,955	1,018,208
Current portion of deferred tax asset	-	-
Income tax receivable	165,760	-
Total current assets	3,512,681	3,349,119

Deferred tax asset	132,232	132,232
Net investment in leases	3,269,356	3,269,354
Property and equipment	779,047	1,938,329
Trademarks	33,674	33,674
Total Assets	7,726,990	8,722,708

Liabilities
Current
Accounts payable and accruals	747,436	327,599
Income taxes payable	-	116,776
Current portion of deferred revenue	135,000	1,198,264
Current portion of term loan	576,282	576,282
Total current liabilities	1,458,718	2,218,921

Deferred revenue	-	-
Term loan	746,565	635,558
Total Liabilities	2,205,283	2,854,479

Stockholders’ Equity
Capital stock
Authorized
Unlimited Common Stock with no par value
Unlimited Preferred Stock with no par value
Issued and outstanding:
336 Preferred Stock (2013: 400)	336	336
3,800 (2013: 3,800) Common Shares	38	38
Accumulated other comprehensive income	224,134	133,156
Retained	5,297,199	5,734,699
Total stockholders’ equity	5,521,707	5,868,229
Total Liabilities and Stockholders’ Equity	7,726.990	8,722,708

F-A-22

Condensed Consolidated Interim Income Statements

(Expressed in Canadian Dollars)

For the three and six months period ended June 30, 2015

(Unaudited)

	For the three months ended June 30, 2015	For the three months ended June 30, 2014	For the six months ended June 30, 2015	For the six months ended June 30, 2014

Revenue	$2,895,466	$9,253,228	$4,309,467	$10,271,348
Cost of sales (exclusive of depreciation shown separately below)	1,811,361	560,907	2,120,223	886,499

Gross profit	1,084,105	8,692,321	2,189,244	9,384,849

Operating expenses
Administration	163,618	218,293	256,575	333,386
Bad debts	58	-	58	-
Depreciation	144,956	24,057	283,787	42,645
Foreign exchange	42,813	107,317	334	142,392
Interest	14,170	20,395	33,795	38,268
Professional fees	693,846	108.726	1,105,538	165,446
Salaries, wages and benefits	355,232	381,636	735,923	759,052
Selling expenses	(7,642)	(8,537)	12,878	24,306
Tradeshows	25,634	38,561	28,797	39,851
Travel and entertainment	58,511	34,276	108,583	49,870
Warehouse expenses	798	27,534	60,476	56,395

Total operating expenses	1,491,994	952,258	2,626,744	1,651,611

Income (Loss) before income taxes	(407,889)	7,740,063	(437,500)	7,733,238

Provision for income taxes (Note 10)		-	-	-

Net income (loss)	(407,889)	7,740,063	(437,500)	7,733,238

Other comprehensive income (loss)
Foreign currency translation	90,977	(233,854)	90,977	(233,854)

Comprehensive income (loss)	$(316,912)	$7,506,209	$(346,523)	$7,499,384

F-A-23

Condensed Consolidated Interim Statements of Cash Flows

(Expressed in Canadian Dollars)

For the six months period ended June 30, 2015

(Unaudited)

	2015	2014

Cash provided by (used for) the following activities
Operating activities
Net income (loss)	$(346,523)	$7,733,238
Adjustments to reconcile net income to cash from operations:
Bad debts expense	57	-
Depreciation	283,787	42,645
Sales type lease	1,778,802	2,999,369
Accounts receivable	68,067	91,387
Prepaid expenses and deposits	18,890	70,776
Deferred contract costs	273,432	(36,680)
Current portion of net investment in lease	(856,747)	-
Income tax receivable	(165,760)	(33,021)
Net investment in lease	-	(5,219,006)
Accounts payable and accrued liabilities	419,836	13,788
Income taxes payable	(116,776)	(211,461)
Current portion of deferred revenue	(1,063,264)	(2,978,145)

Cash from (used in) operating activities	293,744	2,472,890

Financing activities
Advances (repayment) of term loan	111,008	(260,554)
Redemption of share capital	-	(399)

Cash from (used in) financing activities	111,008	(260,953)

Investing activities
Purchases of property and equipment	(903,307)	(2,777,925)

Cash from (used in) investing activities	(903,307)	(2,777,925)

Effect of foreign exchange rate changes on cash	(2)	(233,855)

Increase (decrease) in cash resources	(498,557)	(799,843)
Cash resources, beginning	1,635,731	2,609,035

Cash resources, ending	1,137,174	1,809,192

F-A-24

1.	Nature of Operations and Basis of Presentation

Description of Business

Dinoking Tech Inc. (“Dinoking”) was incorporated under the laws of the Province of British Columbia on November 10, 2006.

The Company is primarily engaged in the rental of animatronic dinosaurs, fossils and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States of America. Since its development, the Company has provided such exhibition-based assets that are presented to the public in exhibition centers, theme parks and museums and non-traditional venues. Income from exhibitions is generated through fixed-term contracts, or as a percentage of ticket sales of the exhibitor.

Dinosaurs Unearthed Corp. (“Dinosaurs Unearthed”) is a wholly owned subsidiary of the Company, established in order to provide exhibition-based assets of the Company to exhibitions located within the United States.

Basis of Presentation

When we use the terms the “Company”, “we” “us” and “our” we are referring to Dinoking and its subsidiary, Dinosaurs Unearthed (the “Company”). The condensed consolidated financial statements include the accounts of Dinoking, and its wholly-owned subsidiary, Dinosaurs Unearthed after the elimination of all intercompany accounts and transactions.

We have prepared the accompanying unaudited condensed consolidated financial statements and notes pursuant to the rules and regulations of the securities Exchange Commission (“SEC”) and accounting principles generally accepted in the United States of America (“US GAAP”) regarding interim financial reporting. Accordingly, they do not contain all of the information and notes required by U.S. GAAP for complete financial statements and should be read in conjunction with the consolidated financial statements and notes thereto included in our audited consolidated financial statements for the fiscal year ended December 31, 2014. In our opinion, the accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting of only normal recurring adjustments) considered necessary for a fair presentation of our financial condition as of March 31, 2015, our results of operations for the three months ended March 31, 2015 and 2014 and cash flows for the three months ended March 31, 2015 and 2014. The data in the condensed consolidated balance sheet as of December 31, 2014 was derived from our audited consolidated balance sheet as of December 31, 2014. The unaudited condensed consolidated financial statements include the accounts of Dinoking and its subsidiary after the elimination of all significant intercompany accounts and transactions. Our operating results for the three months ended March 31, 2015 are not necessarily indicative of the operating results that may be expected for the full fiscal year ending December 31, 2015 (“fiscal 2015”).

2.	Significant Accounting Policies

For a description of significant accounting policies, see the Significant Accounting Policies footnote to the December 31, 2014 audited consolidated financial statements. The have been no material changes to the Company’s significant accounting policies since the issuance of the Company’s December 31, 2014 audited consolidated financial statements.

F-A-25

3.	RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers ("ASU 2014-09"). The amendments in ASU 2014-09 provide for a single, principles-based model for revenue recognition that replaces the existing revenue recognition guidance. ASU 2014-09 is effective for annual and interim periods beginning on or after December 15, 2016 and will replace most existing revenue recognition guidance under U.S. GAAP when it becomes effective. It permits the use of either a retrospective or cumulative effect transition method and early adoption is not permitted. We have not yet selected a transition method and are in the process of evaluating the effect this standard will have on our consolidated financial statements and related disclosures.

4.	use of estimates

The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States regarding interim financial reporting requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the condensed consolidated financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented. The Company reviews all significant estimates affecting its condensed consolidated financial statements on a recurring basis and records the effect of any necessary adjustments prior to their publication. Judgments and estimates are based on the Company’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the condensed consolidated financial statements. Actual results could differ from reported results using such estimates. There have been no material revisions to the nature or amount of changes in estimates of amounts reported in the audited consolidated financial statements as at and for the year ended December 31, 2014

5.	Segmented, Significant Customer Information and Economic Dependency

The Company operates in one segment; the rental of animatronic dinosaurs, fossils and skeletons to indoor and outdoor exhibitions, primarily in Canada and the United States of America. Assets are located as follows:

Property and Equipment	Mar 31 2015	Mar 31 2014
United States	336,051	317,383
Canada	1,958,806	1,370,097
Other	-	267,502
	2,294.857	1,954,983

Revenue by geographic area is based on the location of the customer.

Revenue	Mar 31 2015	Mar 31 2014
United States	290,392	876,835
Canada	971,744	16,284
Other	151,864	125,000
	1,414,000	1,018,120

6.	Accounting for uncertainty for Income Tax

The Company has adopted the interpretation for accounting for uncertainty in income taxes which was an interpretation of the accounting standard accounting for income taxes. This interpretation created a single model to address accounting for uncertainty in tax positions. This interpretation clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.

F-A-26

As at March 31, 2015 and 2014, the Company’s condensed consolidated balance sheets did not reflect a liability for uncertain tax positions, nor any accrued penalties or interest associated with income tax uncertainties. The Company is subject to income taxation at the federal and provincial levels. The Company is subject to Canadian federal tax examinations for the tax years 2012 through 2014. The Company is subject to US federal tax examinations for the tax years 2012 through 2014. The Company has no income tax examinations in process.

Tax is charged at X% for the three months ended March 31, 2015 (X% three months ended March 31, 2014) representing the best estimate of the average annual effective tax rate expected to apply for the full year, applied to pre-tax income of the three month period.

7.	TERM LOAN

During the 3 month period ended March 31, 2015, the company received proceeds from two term loans from its lending institution, comprising $110,091 bearing interest at the financial institution’s prime lending rate plus 2% annually, and $307,500 bearing interest at the financial institution’s prime lending rate plus 0.75% annually. The loans are repayable in monthly blended installments of $3,058 and $1,281 and mature in January 2018 and January 2035 respectively.

8.	SUBSEQUENT EVENT

On April 2, 2015, Dinoking entered into a definitive merger agreement ("Merger Agreement") whereby it will combine with Premier Exhibitions Inc. (“Premier”) Under the Merger Agreement, the Dinoking shareholders will be entitled to up to 24% of the fully diluted ownership of Premier in exchange for all of the issued and outstanding shares of Dinoking. In addition ,an Investor Group will provide up to $13.5 million in funding to Premier to repay $8 million of existing debt and $5.5 million for corporate purposes including the completion of the development of "Saturday Night Live: The Exhibition" and "Premier on 5th", the Company's state-of-the-art exhibition and special events center located in New York City. The transaction has been approved by the Board of Directors of Dinoking and Premier. Premier's principal shareholder, and the directors and officers of the Company have entered into agreements to vote in favor of the transaction. The completion of the transaction is subject to Premier shareholder approval among other customary closing conditions. The merger is expected to be completed in August 2015.

Premier Exhibitions, Inc. (Nasdaq:PRXI), located in Atlanta, GA, is a major provider of museum quality exhibitions throughout the world and a recognized leader in developing and displaying unique exhibitions for education and entertainment. The Company's exhibitions present unique opportunities to experience compelling stories using authentic objects and artifacts in diverse environments. Exhibitions are presented in museums, exhibition centers and other entertainment venues.

Summary of Merger Agreement

Under the terms of the agreement, Premier will acquire all outstanding shares of Dinoking for a total consideration of US$6.4 million payable in Premier shares or shares exchangeable for Premier shares at transaction close. Premier has also agreed to future contingent payments to the Dinoking shareholders of up to US$8.6 million payable in either cash or stock if certain milestones are reached. In addition, an Investor Group will invest up to $13.5 million in Premier through convertible debentures carrying an interest rate of 12% per annum and a conversion price of $4.48 per share. The conversion price represents a premium of approximately 38.5 percent and 32.4 percent to Premier's volume weighted average price for the trailing 30 days and 60 days, respectively. The merger and conversion of the debenture is subject to shareholder approval and expected to take place at the closing of the deal.

Upon the signing of the Merger Agreement, $8.0 million of the proceeds will be used to repay Premier’s existing $8.0 million Secured Promissory Note and Guarantee

Upon the closing of the transaction, the Dinoking shareholders and the Investor Group will hold 47.0% of the outstanding Premier voting shares, subject to additional contingent payments, and the right to nominate four out of seven board members. Dinoking will become an indirect wholly-owned subsidiary of Premier.

F-A-27

INDEX TO PREMIER EXHIBITIONS, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-B-2

Consolidated Balance Sheets (Audited) at February 28, 2015 and February 28, 2014	F-B-3

Consolidated Statements of Operations for the Years Ended February 28, 2015 and February 28, 2014	F-B-4

Consolidated Statements of Comprehensive Loss for the Years Ended February 28, 2015 and February 28, 2014	F-B-5

Consolidated Statements of Cash Flow for the Years Ended February 28, 2015 and February 28, 2014	F-B-6

Consolidated Statements of Shareholders’ Equity and Comprehensive Loss for the Years Ended February 28, 2015 and February 28, 2014	F-B-7

Notes to Consolidated Financial Statements	F-B-8

Consolidated Balance Sheets at May 31, 2015 (Unaudited) and February 28, 2015	F-B-44

Consolidated Statements of Operations (Unaudited) for the Three Months Ended May 31, 2015 and May 31, 2014	F-B-45

Consolidated Statements of Cash Flow (Unaudited) for the Three Months Ended May 31, 2015 and May 31, 2015	F-B-46

Notes to Consolidated Financial Statements	F-B-47

F-B-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Premier Exhibitions, Inc.:

We have audited the accompanying consolidated balance sheets of Premier Exhibitions, Inc. and subsidiaries (the Company) as of February 28, 2015 and 2014, and the related consolidated statements of operations, comprehensive loss, shareholders’ equity, and cash flows for the years then ended. We have also audited the accompanying consolidated financial statement schedule for the years ended February 28, 2015 and 2014 listed in the index at Item 15. These consolidated financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation and schedule. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Premier Exhibitions, Inc. and subsidiaries at February 28, 2015 and 2014 and the consolidated results of their operations, comprehensive loss and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 21 and 22 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Notes 21 and 22. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We were not engaged to examine management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of February 28, 2015, included in Management’s Report on Internal Control Over Financial Reporting, referred to in Item 9A of the Company’s Annual Report on Form 10-K, and, accordingly, we do not express an opinion thereon.

Atlanta, Georgia

May 29, 2015

F-B-2

Premier Exhibitions, Inc.

Consolidated Balance Sheets

(in thousands, except share data)

	February 28,
	2015	2014
ASSETS

Current assets:
Cash and cash equivalents	$4,798	$3,434
Certificates of deposit and other investments	-	407
Accounts receivable, net of allowance for doubtful accounts of $220 and $392, respectively	1,417	1,331
Merchandise inventory, net of reserve of $25 and $17, respectively	1,127	1,206
Income taxes receivable	49	263
Prepaid expenses	2,684	2,012
Other current assets	459	381
Total current assets	10,534	9,034

Artifacts owned, at cost	2,881	2,901
Salvor's lien	1	1
Property and equipment, net of accumulated depreciation of $22,766 and $19,799, respectively	11,503	9,287
Exhibition licenses, net of accumulated amortization of $6,069 and $5,857, respectively	1,629	1,841
Film and gaming assets, net of accumulated amortization of $1,726 and $1,101, respectively	1,608	2,233
Deferred financing costs, net of accumulated amortization of $318	65	-
Construction deposit	134	-
Lease incentive	5,899	-
Goodwill	-	250
Future rights fees, net of accumulated amortization of $3,551 and $438, respectively	829	3,942
Restricted cash	426	-
Restricted certificate of deposit	801	-
Deferred income taxes	60	302
Long-term exhibition costs	261	215
Subrogation rights	250	250
Total Assets	$36,881	$30,256

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$4,782	$2,550
Deferred rent	668	751
Deferred revenue	2,901	3,076
Deferred income taxes	60	302
Short-term portion of capital lease obligations	31	39
Short-term portion of royalty payable, net of discount of $48	413	-
Short-term portion of notes payable, net of discount of $10 and $66, respectively	8,190	170
Total current liabilities	17,045	6,888

Long-Term liabilities:
Lease abandonment	997	1,440
Deferred rent	8,867	-
Long-term portion of capital lease obligations	32	61
Long-term portion of royalty payable, net of discount of $48	301	-
Long-term portion of notes payable, net of discount of $0 and $134, respectively	-	1,126
Total long-term liabilities	10,197	2,627

Commitment and Contingencies

Shareholders' equity:
Common stock; $.0001 par value; authorized 65,000,000 shares; issued 4,916,644 and 4,906,209 shares, respectively; outstanding 4,916,443 and 4,906,008 shares, respectively	1	1
Additional paid-in capital	54,104	53,826
Accumulated deficit	(46,105)	(35,630)
Accumulated other comprehensive loss	(13)	(326)
Less treasury stock, at cost; 201 shares	(1)	(1)
Equity Attributable to Shareholders of Premier Exhibitions, Inc.	7,986	17,870
Equity Attributable to Non-controlling interest	1,653	2,871
Total liabilities and shareholders' equity	$36,881	$30,256

The accompanying notes are an integral part of the consolidated financial statements.

F-B-3

Premier Exhibitions, Inc.

 Consolidated Statements of Operations

 (in thousands, except share and per share data)

	Year Ended February 28,
	2015	2014
Revenue:
Exhibition revenue	$23,961	$22,893
Merchandise and other	4,925	5,747
Management fee	474	708
Licensing fee	30	-
Total revenue	29,390	29,348

Cost of revenue:
Exhibition costs	17,689	13,114
Cost of merchandise sold	2,095	2,254
Total cost of revenue (exclusive of depreciation and amortization shown separately below)	19,784	15,368

Gross profit	9,606	13,980

Operating expenses:
General and administrative	12,809	12,761
Depreciation and amortization	4,560	4,150
Net gain on disposal of assets	(4)	(115)
Write-off of assets	104	798
Impairment of goodwill and intangible assets	2,926	-
Gain on note payable fair market value adjustment	(338)	(2,566)
Contract and legal settlements loss/(gain)	36	(297)
Total operating expenses	20,093	14,731

Loss from operations	(10,487)	(751)

Interest expense	(909)	(342)
Realized losses on foreign currency transactions	(313)	(137)
Other income	16	289

Loss before income taxes	(11,693)	(941)

Income tax benefit	-	(163)

Net loss	(11,693)	(778)
Less: Net loss attributable to noncontrolling interests	(1,218)	(64)
Net loss attributable to shareholders of Premier Exhitbitions, Inc.	$(10,475)	$(714)

Net loss per share:
Basic loss per common share	$(2.13)	$(0.14)
Diluted loss per common share	$(2.13)	$(0.14)

Shares used in basic per share calculations (1)	4,909,887	4,924,216
Shares used in diluted per share calculations (1)	4,909,887	4,924,216

(1)	Basic and diluted income per share for the years ended February 28, 2015 and 2014has been adjusted to reflect the 1 for 10 reverse stock split effective February 27, 2015.

The accompanying notes are an integral part of the consolidated financial statements.

F-B-4

Premier Exhibitions, Inc.

Consolidated Statements of Comprehensive Loss

(in thousands)

	Year Ended February 28,
	2015	2014

Net loss	$(11,693)	$(778)
Other comprehensive loss
Reclassification to earnings	313	137
Currency translation adjustments	-	9
Unrealized loss on marketable securities	-	(1)
Comprehensive loss	(11,380)	(633)
Comprehensive loss attributable to non-controlling interest	(1,218)	(64)
Comprehensive loss attributable to Premier Exhibitions, Inc.	$(10,162)	$(569)

The accompanying notes are an integral part of the consolidated financial statements.

F-B-5

Premier Exhibitions, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Year Ended February 28,
	2015	2014
Cash flows from operating activities:

Net loss	$(11,693)	$(778)
Adjustments to reconcile net loss to net cash provided by/(used in) operating activities:
Depreciation and amortization	4,560	4,150
Impairment of goodwill and intangible assets	2,926	-
Gain on note payable fair market value adjustment	(338)	(2,567)
Realized losses on foreign currency transactions	313	137
Lease abandonment	(443)	(463)
Stock based compensation	278	231
Allowance for doubtful accounts	16	386
Amortization of deferred financing costs	323	-
Write-off of deferred financing costs	100	-
Write-off of assets	104	798
Amortization of debt discount	80	324
Net gain on disposal of assets	(4)	(115)
Changes in operating assets and liabilities:
(Increase)/decrease in accounts receivable	111	(28)
(Increase)/decrease in merchandise inventory, net of reserve	79	(1)
Increase in prepaid expenses	(602)	(1,211)
(Increase)/decrease in other current assets	(78)	181
(Increase)/decrease in income tax receivable	214	(96)
Increase in other receivable	(16)	(285)
Increasee in restricted assets	(211)	-
Increase in long-term exhibition costs	(150)	(6)
Increase/(decrease) in accounts payable and accrued liabilities	2,159	(856)
Increase in deferred rent	1,384	144
Increase/(decrease) in deferred revenue	(498)	713
Decrease in income taxes payable	-	(175)
Total adjustments	10,307	1,261
Net cash provided by/(used in) operating activities	(1,386)	483

Cash flows used by investing activities:
Purchases of property and equipment	(4,001)	(3,114)
Proceeds from sale of marketable securities	407	-
Proceeds from disposal of assets	4	143
Construction deposit	(134)	-
Purchase of resticted certificate of deposit	(801)	-
Decrease in artifacts	20	32
Net cash used in investing activities	(4,505)	(2,939)

Cash flows from financing activities:
Purchase of treasury stock	-	(534)
Proceeds from option and warrant exercises	-	185
Payments on capital lease obligations	(37)	(33)
Proceeds from short-term note payable	8,000	-
Deferred financing costs	(488)	-
Payments on notes payable	(220)	(130)
Net cash provided by/(used in) financing activities	7,255	(512)

Effects of exchange rate changes on cash and cash equivalents	-	9
Net increase/(decrease) in cash and cash equivalents	1,364	(2,959)
Cash and cash equivalents at beginning of period	3,434	6,393
Cash and cash equivalents at end of period	$4,798	$3,434

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$408	$341
Cash paid/(received) during the period for taxes	$(214)	$108

Supplemental disclosure of non-cash investing and financing activities:
Unrealized losses on marketable securities	$-	$(1)
Purchases of property and equipment under capital leases	$-	$26
Net assets recognized from lease incentive	$7,400	$-
Net liabilities recognized from deferred rent	$7,400	$-
Net assets recognized from executive of royalty agreement	$31	$-

The accompanying notes are an integral part of the consolidated financial statements.

F-B-6

Premier Exhibitions, Inc.

Consolidated Statements of Shareholders' Equity and Comprehensive Loss

Years Ended February 28, 2015 and February 28, 2014 (1)

(in thousands except for number of shares)

					Accumulated
	Common Stock		Additional		Other	Treasury	Premier
	Number of		Paid-In	Accumulated	Comprehensive	Stock, at	Shareholders'	Non-controlling
	Shares	Amount	Capital	Deficit	Loss	Cost	Equity	Interest

Balance, February 28, 2013	4,908,805	$1	$53,811	$(34,916)	$(471)	$(1)	$18,424	$2,935

Common stock issued for exercise of options	26,795	-	185	-	-	-	185	-

Issuance of Restricted Stock	10,493	-	-	-	-	-	-	-

Purchase of Treasury Stock	(40,085)	-	(534)	-	-	-	(534)	-

Stock compensation costs	-	-	364	-	-	-	364	-

Net loss	-	-	-	(714)	-	-	(714)	(64)

Reclassification to earnings	-	-	-	-	137	-	137	-

Foreign currency translation income	-	-	-	-	9	-	9	-

Unrealized loss on marketable securities	-	-	-	-	(1)	-	(1)	-

Balance, February 28, 2014	4,906,008	$1	$53,826	$(35,630)	$(326)	$(1)	$17,870	$2,871

Issuance of Restricted Stock	10,435	-	-	-	-	-	-	-

Stock compensation costs	-	-	278	-	-	-	278	-

Net loss	-	-	-	(10,475)	-	-	(10,475)	(1,218)

Reclassification to earnings	-	-	-	-	313	-	313	-

Foreign currency translation income	-	-	-	-	-	-	-	-

Unrealized loss on marketable securities	-	-	-	-	-	-	-	-

Balance, February 28, 2015	4,916,443	$1	$54,104	$(46,105)	$(13)	$(1)	$7,986	$1,653

(1)	Common Stock and Additional Paid-in Capital at February 28, 2013 and 2014 have been restated retroactively to reflect the 1 for 10 reverse stock split effective February 27, 2015.

The accompanying notes are an integral part of the consolidated financial statements.

F-B-7

PREMIER EXHIBITIONS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Background and Basis of Presentation

Description of Business

Premier Exhibitions, Inc. and subsidiaries (the “Company” or “Premier”) are in the business of presenting to the public museum-quality touring exhibitions around the world.  Since our establishment, we have developed, deployed and operated unique exhibition products that are presented to the public in exhibition centers, museums and non-traditional venues.  Income from exhibitions is generated primarily through ticket sales, third-party licensing, sponsorships and merchandise sales.

Titanic Ventures Limited Partnership (“TVLP”), a Connecticut limited partnership, was formed in 1987 for the purpose of exploring the wreck of the Titanic and its surrounding oceanic areas.  In May of 1993, R.M.S. Titanic, Inc. (“RMST”) entered into a reverse merger under which RMST acquired all of the assets and assumed all of the liabilities of TVLP and TVLP became a shareholder of RMST.  In October of 2004, we reorganized and Premier Exhibitions, Inc. became the parent company of RMST and RMST became a wholly-owned subsidiary.  Additional wholly-owned subsidiaries were established in order to operate the various domestic and international exhibitions of the Company.

Our exhibitions regularly tour outside the United States of America (“U.S.”).  Approximately 13% of our revenues for the year ended February 28, 2015 compared with 8% for the year ended February 28, 2014 resulted from exhibition activities outside the U.S.  Many of our financial arrangements with our international trade partners are based upon the U.S. dollar which limits the Company’s exposure to the risk of currency fluctuations between the U.S. dollar and the currencies of the countries in which our exhibitions are touring.

Corporate Structure

Our business has been divided into an exhibition management division and a content division.  The content division is the Company’s subsidiary, RMST, which holds all of the Company’s rights with respect to the Titanic assets and is the salvor-in-possession of the Titanic wreck site.  These assets include title to all of the recovered artifacts in the Company’s possession, in addition to all of the intellectual property (data, video, photos, maps, etc.) related to the recovery of the artifacts and scientific study of the ship.

We also formed a new entity, Premier Exhibition Management LLC (“PEM”), in September 2011, to manage all of the Company’s exhibition operations (exhibition division).  This includes the operation and management of our Bodies, Titanic, Pirates and Pompeii exhibitions.  PEM also pursues “fee for service” arrangements to manage exhibitions based on content owned or controlled by third parties.

On April 20, 2012, PEM and its wholly owned subsidiary, PEM Newco, LLC (“Newco”),  both subsidiaries of the Company, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC pursuant to which Newco purchased substantially all of the assets of Arts and Exhibitions International, LLC. Subsequent to the asset purchase, Newco changed its name to Arts and Exhibitions International, LLC (“AEI”).  The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.” Of these four exhibitions, the Company is currently touring only “Real Pirates.”  The acquired assets include rights agreements with the owners of the artifacts and intellectual property comprising the exhibitions, museum/venue agreements for existing exhibition venues, sponsorship agreements, a warehouse lease and an office lease. In addition, the acquired assets include intellectual property related to proposed future exhibitions that the Company may further develop and produce including the exhibit “One Day in Pompeii,” which is currently being toured by the Company.  The Company will operate any such additional properties through its exhibition management subsidiary.

On July 12, 2012, the Company purchased substantially all of the assets of Exhibit Merchandising, LLC for $125 thousand.  As part of the acquisition of the assets of Exhibit Merchandising, LLC, we obtained the rights to sell all merchandise related to “Tutankhamun and the Golden Age of the Pharaohs,” “Cleopatra: The Exhibition” and “Real Pirates.” These merchandising rights are operated under our Premier Merchandising, LLC subsidiary.

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The restructuring of the Company and changes in its management, reflect that Premier has two operating segments – Exhibition Operations (PEM) and Content Management (RMST).

Basis of Presentation

When we use the terms the “Company,” “Premier,” “we,” “us,” and “our,” we mean Premier Exhibitions, Inc., a Florida corporation and its subsidiaries.  The consolidated financial statements include the accounts of Premier, its wholly owned subsidiaries after the elimination of all significant intercompany accounts and transactions, and its consolidated joint venture.

We have prepared the accompanying consolidated financial statements and notes pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from reported amounts using those estimates.

At the close of business on February 27, 2015 we effected a 1 for 10 reverse stock split of our issued common stock.  Except for any changes as a result of the treatment of fractional shares, each shareholder holds the same percentage of our common stock outstanding immediately after the reverse stock split as such shareholder held immediately prior to the reverse stock split. The reverse stock split did not affect the number of shares of common stock authorized in the Articles of Incorporation, which is 65,000,000. Because the number of shares of authorized common stock was not affected, the effect of the reverse stock split was to increase the authorized, but unissued, shares of common stock.  All share and per share amounts have been retrospectively changed to reflect the results of the reverse stock split.

Note 2. Summary of Significant Accounting Policies

The Company has identified the policies below as significant to the business operations and the understanding of the results of operations.

 (a) Revenue Recognition

When evaluating multiple element arrangements, the Company considers whether the components of the arrangement represent separate units of accounting.

The Company recognizes revenue when the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the fee is fixed or determinable, and (4) the fee is probable of collection. The Company allocates the fees in a multi-element arrangement to each element based on the relative fair value of each element, using vendor-specific objective evidence (“VSOE”) of the fair value of each of the elements, if available. VSOE is generally determined based on the price charged when an element is sold separately. In the absence of VSOE of fair value, the fee is allocated among each element based on third-party evidence (“TPE”) of fair value, which is determined based on competitor pricing for similar deliverables when sold separately. When the Company is unable to establish fair value using VSOE or TPE, the Company uses estimated selling price (“ESP”) to allocate value to each element. The objective of ESP is to determine the price at which the Company would transact a sale if the product or service were sold separately. The Company determines ESP for deliverables by considering multiple factors including, but not limited to, prices it charges for similar offerings, market conditions, competitive landscape and pricing practices.

Deferred revenue includes payments or billings recorded prior to performance and amounts received under multiple element arrangements in which the fair value for the undelivered elements does not exist. In these instances, revenue is recognized when the fair value for the undelivered elements is established or when all contractual elements have been completed and delivered.

(i)	Exhibition Revenue

The Company recognizes exhibition revenue for exhibits when earned and reasonably estimable. The exhibition agreements may have a fixed fee, may be based on a percentage of gross profit, or a combination of the two. A variable fee arrangement may include a nonrefundable or recoupable guarantee paid in advance or over the exhibition period. The following are the conditions that must be met in order to recognize revenue:

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▪	persuasive evidence of an exhibition arrangement with a customer exists;

▪	the exhibition is complete and in accordance with the terms of the arrangement;

▪	the exhibition period of the arrangement has begun and/or the customer can begin its exploitation, exhibition or sale;

▪	the arrangement fee is fixed or determinable; and

▪	collection of the arrangement fee is reasonably assured.

If all of the conditions as outlined above are not met, revenue is recorded as deferred revenue until all conditions are met.

Exhibition Revenue is primarily comprised of the following:  Admissions, Licensing, and Audio Tour Revenue.  All revenues are shown net of any applicable sales or use taxes.

Admissions Revenue

Admissions revenue includes ticket sales from the Company’s semi-permanent exhibitions and partner gross profit distribution.

Revenue from the semi-permanent exhibitions is derived from ticket sales at venues operated solely by the Company.  The revenue is recorded upon the customer’s ticket purchase.  Advance ticket sales are recorded as deferred revenue pending the “event date” on the ticket.

Partner gross profit distribution represents the Company’s share of gross profit from partner run exhibitions. Exhibition gross profit is generally calculated as net ticket sales and other ancillary revenue less exhibition expenses as stated in the exhibition agreement. The Company’s share or percentage is defined in the exhibition agreement and recognized over the duration of the exhibition.  Independent partners provide the Company with box office information, operational expenses, marketing costs, and other exhibition expenses.  The Company utilizes this information to determine the amount of revenue to recognize by applying the contractual provisions included in the exhibition agreement.  The amount of revenue recognized for the period depends on timing, accuracy and completeness of information received from independent partners.

Licensing Revenue

Licensing revenue is derived from fees paid by independent partners to co-produce, display and promote our exhibitions. The Company recognizes license fees ratably over the duration of the exhibition.

Audio Tour Revenue

Revenue derived from equipping and operating an audio tour is recognized upon customer purchase.

(ii)	Merchandise and Other Revenue

Merchandise revenue includes self-run and the Company’s share of independent partner merchandise gross profit.  Revenues from the Company’s semi-permanent exhibitions are recorded upon customer purchase. In most cases, independent partner revenue is derived as a percentage of the merchandise gross profit and typically recorded on a consignment basis.

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(b) Cash and Cash Equivalents

The Company maintains cash in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses on these accounts. The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents. Cash equivalents are stated at cost, which approximates market value. The Company’s cash equivalents are primarily invested in money market funds. The Company performs periodic evaluations of the relative credit standing of the financial institutions and issuers of its cash equivalents.

 (c) Accounts Receivable

Accounts receivable represent presenting partner and other obligations due under normal trade terms.  The Company regularly evaluates the need for an allowance for uncollectible accounts for accounts receivable by taking into consideration factors such as the type of client (governmental agencies or private sector), trends in actual and forecasted credit quality of the client (including delinquency and late payment history) and current economic conditions that may affect a client’s ability to pay.  In certain circumstances, depending on customer creditworthiness, the Company may require a bank letter of credit or escrow arrangement to guarantee the collection of its receivables.  The allowance for bad debt for accounts receivable is determined based on a percentage of aged receivables, plus specific reserves for receivables that are not considered collectible.  The Company’s bad debt expense for fiscal 2015 and fiscal 2014 was $16 thousand and $67 thousand, respectively.  The Company’s ending bad debt allowance for fiscal year end 2015 and 2014 was $220 thousand and $392 thousand, respectively, which represents management’s best estimate of uncollectible amounts and is considered adequate.

(d) Merchandise Inventory

Merchandise inventory consists of finished goods purchased for resale at our exhibitions.  Inventory cost is determined based on average purchase price and is carried at the lower of cost or market value.  The Company accounts for all inventories based on the average cost method.  Estimates for reserves for inventory obsolescence are based on management’s judgment of future realization.  The Company’s inventory obsolescence expense for fiscal 2015 and fiscal 2014 was $24 thousand and $95 thousand, respectively.

(e) Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets primarily consist of prepaid lease payments and prepaid services that are expensed when services are received or over the term of the exhibition, and reimbursable expenses that are capitalized and recovered from museums, promoters or our co-presentation partner.

(f) Artifacts

Costs associated with the care, management and preservation of approximately 5,500 artifacts recovered from the wreck of the RMS Titanic (the “Titanic”) during the course of 32 dives in 1987, are expensed as incurred.

To ascertain that the aggregate net recoverable value of Titanic artifacts exceeds the direct costs of recovery of such artifacts, the Company evaluates various evidential matters.  Such evidential matters include documented sales and offerings of Titanic-related memorabilia, insurance coverage obtained in connection with the potential theft, damage or destruction of all or part of the artifacts and other identical matter regarding the public interest in the Titanic.

(g) Salvor’s lien

In 1994, the U.S. District Court for the Eastern District Court of Virginia (the “District Court”) issued an order declaring RMST, a wholly owned subsidiary, Salvor-in-Possession of the Titanic wreck and wreck site.  As Salvor-in-Possession, RMST has the exclusive right to recover artifacts from the wreck.  RMST continues to serve as Salvor-in-Possession.

On August 12, 2010, the District Court issued an opinion granting a salvage award to RMST based upon the Company’s work in recovering and conserving over three thousand artifacts from the wreck of Titanic during its expeditions conducted in 1993, 1994, 1996, 1998, 2000, and 2004.  The Company was awarded 100 percent of the fair market value of the artifacts, which the District Court set at approximately $110 million.

F-B-11

On August 15, 2011, the District Court granted an in-specie award of title to the artifacts to RMST for the Post 1987 Artifacts.  Title to the Post 1987 Artifacts comes with certain covenants and conditions drafted and negotiated by the Company and the United States government. These covenants and conditions govern the maintenance and future disposition of the artifacts.  These covenants and conditions include the following:

·	The approximately 2,000 “1987 Artifacts” and the approximately 3,500 “Post 1987 Artifacts” must be maintained as a single collection;

·	The combined collections can only be sold together, in their entirety, and any buyer would be subject to the same conditions applicable to RMST; and the purchase subject to court approval; and

·	RMST must comply with provisions that guarantee the long-term protection of all of the artifacts. These provisions include the creation by RMST of a trust and reserve fund (the “Trust Account”). The Trust Account will be irrevocably pledged to and held for the exclusive purpose of providing a performance guarantee for the maintenance and preservation of the Titanic collection for the public interest. The Company will pay into the Trust Account a minimum of twenty five thousand dollars ($25 thousand) for each future fiscal quarter until the corpus of such Trust Account equals five million dollars ($5 million). Though not required under the covenants and conditions, Company will make additional payments into the Trust Account as it deems appropriate consistent with its prior representations to the Court and sound fiscal operations. The Company established the Trust Account and funded it with $25 thousand during November 2011 and continues to fund it with quarterly $25 thousand payments. The current balance in the Reserve Fund is $358 thousand, including interest income.

 (h) Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is provided for by the straight-line method over the following estimated lives of the related assets.

Exhibitry (years)	3	-	5
Vehicles (years)		5
Tools and equipment (years)		5
Computers and software (years)		3
Furniture and fixtures (years)		5
Leasehold improvements		Shorter of useful life of asset or remaining lease term

The Company had $34.3 million and $29.1 million in property and equipment at February 28, 2015 and 2014, respectively.  Depreciation expense on property and equipment as calculated using the methodology and lives as discussed above was $3.3 million and $2.9 million for fiscal 2015 and 2014, respectively.  Accumulated depreciation totaled $22.8 million and $19.8 million at February 28, 2015 and 2014, respectively.  During the year ended February 28, 2015 the Company disposed of property and equipment resulting in a gain on disposal of $4 thousand. During the year ended February 28, 2014 the Company disposed of property and equipment resulting in a gain on disposal of $115 thousand.

(i) Exhibition Licenses

Exhibition licenses represent exclusive rights to exhibit certain anatomical specimens and organs acquired for the use of the licensor’s technology, documentation, and know-how with respect to the plastination of human body specimens and organs. Depending upon the agreement with the rights holder, the Company may obtain the rights to use anatomical specimens and organs in multiple exhibitions over multiple years.  Costs are capitalized and amortized over the remaining useful life of the specimens and organs. Costs incurred to renew or extend license agreements are capitalized upon renewal of the license and are amortized over the term of the agreement.

Quarterly, the Company evaluates the future recoverability of any unamortized exhibition license costs based on the exhibition’s performance, success of other exhibitions, whether there are any exhibitions planned for the future, and/or specific events that would impair recoverability.  An impairment charge may result if the actual exhibition revenues, combined with currently forecasted future exhibition revenues, are less than the revenue required to amortize the remaining licensing costs.  No such impairment charges were recorded during fiscal 2015 or 2014.  Capitalized exhibition license costs for those exhibitions that are cancelled are charged to expense in the period of cancellation.

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(j) Construction deposit and lease incentive

The construction deposit represent advances the Company has made toward the leasehold improvements at its New York City leased space.

The lease incentive represents the remaining portion of the amount the landlord is paying toward the leasehold improvements at the New York City leased space.

(k) Deferred financing costs

Deferred financing costs represent the direct costs of entering into the Company’s note payable in September 2014. These costs are amortized as interest expense using the effective interest method over the term of the note payable.

(l) Restricted cash

Restricted cash represents AEG Live, LLC cash held by the Company under the Royalty Agreement.

(m) Restricted certificate of deposit

Restricted certificate of deposit represents the security deposit on the New York City Lease.

(n) Long-term exhibition costs

Long-term exhibition costs are costs associated with exhibitions that have a useful life of greater than one year.  These costs are expensed over the length of the exhibitions contract or five years whichever is shorter.  These costs are reviewed annually for impairment.

(o) Goodwill and Purchased Finite-Lived Intangible Assets

Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the acquired net tangible and intangible assets.  Although goodwill is not amortized, we review our goodwill for impairment annually, or more frequently, if events or changes in circumstances warrant a review. While completing our annual impairment test of our single reporting unit in the fourth quarter of fiscal 2015 we determine that our goodwill was impaired.  See Note 8. Goodwill and Other Intangible Assets for further details. We completed our annual impairment test of our single reporting unit in the fourth quarter of fiscal year 2014 and determined that there was no impairment.

Acquired intangible assets with finite lives, including future rights fees, are amortized over their estimated useful lives and reflected in the Depreciation and Amortization line item on our consolidated statements of operations. Our acquired intangible assets are reviewed for impairment whenever an impairment indicator exists. We continually monitor events or changes in circumstances that could indicate that the carrying amounts of our long-lived assets, including our intangible assets, may not be recoverable. When such events or changes in circumstances occur, we assess recoverability by determining whether the carrying value of such assets will be recovered through the undiscounted expected future cash flows. If the future undiscounted cash flows are less than the carrying amount of these assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets.  Fair value is determined using a discounted cash flow analysis that involves the use of significant estimates and assumptions, some of which may be based in part on historical experience, forecasted information and discount rates. While completing our annual impairment test of our single reporting unit in the fourth quarter of fiscal 2015 we determine that a portion of our future rights fees were impaired.  See Note 8. Goodwill and Other Intangible Assets for further details. We completed our annual impairment test of our single reporting unit in the fourth quarter of fiscal year 2014 and determined that there was no impairment.

 (p) Income Taxes

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the basis of assets and liabilities reported for financial statement and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to amounts expected to be realized.  As of February 28, 2015 and 2014, the Company established a valuation allowance of $17.2 million and $11.7 million, respectively, against all net deferred tax assets.

F-B-13

The Company utilizes a two-step approach for evaluating tax positions.  Recognition (Step 1) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more likely than not to be sustained upon examination. Measurement (Step 2) is only addressed if Step 1 has been satisfied. Under Step 2, the tax benefit is measured at the largest amount of benefit, determined on a cumulative probability basis that is more likely than not to be realized upon final settlement.  The term “more likely than not” is interpreted to mean that the likelihood of occurrence is greater than 50%. The Company has elected to record interest and penalties as a component of “General and administrative expenses” on the Consolidated Statement of Operations. Interest and penalties for fiscal 2015 and 2014 were immaterial.

(q) Earnings/(Loss) Per Share

Basic earnings/(loss) per share is computed based on the weighted-average number of common shares outstanding.  Diluted earnings per share is computed based on the weighted-average number of common shares outstanding adjusted by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued.  Potentially dilutive shares of common stock include non-qualified stock options and non-vested share awards.  The computation of dilutive shares outstanding excludes the out-of-the-money non-qualified stock options because such outstanding options’ exercise prices were greater than the average market price of our common shares and, therefore, the effect would be anti-dilutive (i.e., including such options would result in higher earnings per share).

(r) Legal Contingencies

The Company is currently involved in certain legal proceedings (See Note 17). To the extent that a loss related to a contingency is reasonably estimable and probable, the Company accrues an estimate of that loss. Because of the uncertainties related to both the amount and range of loss on certain pending litigation, the Company may be unable to make a reasonable estimate of the liability that could result from an unfavorable outcome of such litigation. As information becomes available, the Company assesses any potential liability related to pending litigation and makes or, if necessary, revises its estimates. Such revisions in estimates of potential liability could materially impact the Company’s results of operations and financial position.

(s) Operating Leases

We lease exhibition, warehouse, and office space under operating leases. Most lease agreements contain tenant improvement allowances, rent holidays, rent escalation clauses and/or contingent rent provisions. For purposes of recognizing incentives, premiums and minimum rental expenses on a straight-line basis over the terms of the leases, we use the date of initial possession to begin amortization, which is generally when we enter the space and begin to make improvements in preparation of intended use.

For tenant improvement allowances and rent holidays, we record a deferred rent liability on the consolidated balance sheets and amortize the deferred rent over the terms of the leases as reductions to rent expense on the consolidated statements of operations.

For scheduled rent escalation clauses during the lease terms or for rental payments commencing at a date other than the date of initial occupancy, we record minimum rental expenses on a straight-line basis over the terms of the leases on the consolidated statements of operations.

 (t) Consolidation

The Company consolidates its wholly owned subsidiaries and eliminates all significant intercompany activity.

 (u) Other Taxes

The Company incurs and remits certain taxes assessed by governmental authorities on revenue producing transactions, such as sales taxes.  The Company’s revenue is presented net of sales taxes in its consolidated statement of operations.

(v) Advertising Costs

In the course of the Company’s business we incur advertising costs in order to promote our exhibitions.  Advertising costs are budgeted for each temporary exhibition prior to its opening and the costs are expensed over the life of the exhibit.  Costs incurred above or below budget are adjusted for as incurred.  For permanent exhibitions, advertising is expensed as incurred.  For fiscal 2015 and 2014, the Company incurred marketing and advertising expense of $4.2 million and $4.1 million, respectively, which is included in Exhibition costs on the Company’s consolidated statements of operations.

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(w) Stock Compensation

The Company follows the fair value recognition provisions in the FASB guidance for stock compensation.  The Company’s stock-based compensation expense is measured at the grant date based on the fair value of the award and is amortized on a straight-line basis over the awards’ vesting period.

Stock Options.   Fair value of stock options is determined using the Black-Scholes pricing model using weighted-average assumptions including expected volatility, risk-free interest rates, and the expected life of the award.  Expected volatilities are based on the historical volatility of the Company’s common stock.  The Company uses the simplified method for estimating the expected life within the valuation model which is the period of time that options granted are expected to be outstanding.  The risk free rate for periods within the expected life of the option is based on the U.S. Treasury Note rate.

Restricted Stock .  The Company grants restricted stock or restricted stock units (“RSUs”) to certain of its employees and directors.  Fair value of restricted stock and RSUs is determined based on the fair value of the Company’s stock on the date of grant.

Stock Appreciation Rights.   The Company granted stock appreciation rights to one of its executive officers.  Fair value of stock appreciation rights is determined using the Black-Scholes pricing model using weighted-average assumptions including expected volatility, risk-free interest rates, and the expected life of the award.  Expected volatilities are based on the historical volatility of the Company’s common stock.  The Company uses the simplified method for estimating the expected life within the valuation model which is the period of time that stock appreciation rights granted are expected to be outstanding.  The risk free rate for periods within the expected life of the stock appreciation rights is based on the U.S. Treasury Note rate.  Fair value is recalculated at the end of each reporting period.

(x) 2010 Titanic Expedition Costs

We have capitalized $4.5 million of costs related to the expedition to the Titanic wreck site conducted during August and September of 2010.  With the exception of the web point of presence, each asset that resulted from the expedition has been valued by: 1) including any costs that are directly related to the production of a specific asset in that asset’s value, and 2) allocating costs for the ship and necessary equipment used during the expedition to each resulting asset based on current and future estimated revenue streams.  The capitalized web point of presence costs were based solely on costs incurred to add new functionality to the expedition website.  The web point of presence costs were disposed in fiscal 2015.  Estimated revenue streams were also used as part of the calculation to determine amortization related to the development of the 2D film in fiscal 2011.  Beginning in fiscal 2013, the 3D and 2D film and gaming and other application assets were placed into service at our exhibitions and are being amortized over a five year useful life.  See Note 6. 2010 Expedition to Titanic Wreck Site for further details.

(y) Fair Value Measurements

The Company is required to categorize its financial assets and liabilities into a three level hierarchy based on the priority of inputs to the valuation technique in accordance with ASC 820, “Fair Value Measurements and Disclosures”.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

·	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
·	Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and

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d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
·	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

(z) Reclassification of Prior Year Presentation

Certain prior year amounts have been reclassified for consistency with the current year presentation. This reclassification had no effect on the reported results of operations. During fiscal 2015, the Company concluded that it was appropriate to classify its deferred rent as a separate line item on the balance sheet. Previously, such amounts were included in accounts payable and accrued liabilities.  The Company has revised the classification to report these amounts under the deferred rent caption in the Consolidated Balance Sheets for fiscal years 2015 and 2014. Corresponding adjustments have also been made to the Consolidated Statements of Cash Flows for fiscal years 2015 and 2014.  This change in classification does not affect previously reported cash flows from operations in the Consolidated Statements of Cash Flows, or the previously reported Consolidated Statements of Operations for any period.

For fiscal 2014, $751 thousand of the deferred rent were previously classified as accounts payable and accrued liabilities.

Note 3. Recent Accounting Pronouncements

Recently Adopted

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists in Accounting Standards Update 2013-11 (ASU 2013-11)

In July of 2013, the Financial Accounting Standards Board (FASB) issued ASU No. 2013-11, Income Taxes: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward Exists,” which requires tax benefits to be presented in the financial statement as a reduction to deferred tax asset for a net operating loss carryforward or a tax credit carryforward. The Company adopted the guidance effective March 1, 2014.   The adoption of this guidance did not have a material effect on the Company’s financial position, results of operations, or our disclosures.

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity Update 2014-08 (ASU 2014-08)

In April of 2014, FASB issued Accounting Standards Update No. 2014-08 that changes the criteria and requires expanded disclosures for reporting discontinued operations.  This accounting update is effective for annual and interim periods beginning after December 15, 2014 and is to be applied prospectively.  The Company adopted the guidance effective March 1, 2014. The adoption of this guidance did not have a material effect on the Company’s financial position, results of operations, or our disclosures.

Recently Issued

Revenue from Contracts with Customers Update 2014-09 (ASU 2014-09)

In May of 2014, FASB issued Accounting Standards Update No. 2014-09 that affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance.

The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  The provisions of the guidance will be effective for the Company beginning in the first fiscal quarter of 2018 but may be deferred by one year based on changes in the FASB requirements.  The Company is currently evaluating the impact of this accounting pronouncement on our consolidated financial statements.

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Preparation of Financial Statements - Going Concern Update 2014-15 (ASU 2014-15)

In August 2014, FASB issued Accounting Standards Update No. 2014-15, “Preparation of Financial Statements - Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under generally accepted accounting principles (GAAP), continuation of a reporting entity as a going concern is presumed as the basis for preparing financial statements unless and until the entity’s liquidation becomes imminent. Preparation of financial statements under this presumption is commonly referred to as the going concern basis of accounting. If and when an entity’s liquidation becomes imminent, financial statements should be prepared under the liquidation basis of accounting in accordance with Subtopic 205-30, “Presentation of Financial Statements - Liquidation Basis of Accounting.” Even when an entity’s liquidation is not imminent, there may be conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but the amendments in this Update should be followed to determine whether to disclose information about the relevant conditions and events. The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Company is currently evaluating the impact of this accounting pronouncement on our consolidated financial statements.

Note 4.  Balance Sheet Details

The composition of cash and cash equivalents, certificates of deposits, and other investments is as follows (in thousands):

	February 28, 2015	February 28, 2014

Cash and cash equivalents:
Cash	$4,798	$3,434
Total	$4,798	$3,434

Certificates of deposit and other investments:
Certificates of deposit	$-	$406
Marketable securities, available-for-sale	-	1
Total	$-	$407

Marketable securities, available-for-sale, are carried at fair market value, based on quoted market price for identical assets in an active market, and accordingly, are categorized as Level 1 assets in accordance with ASC 820, “Fair Value Measurements and Disclosures”.  Cost basis of marketable securities, available-for-sale at February 28, 2015 and 2014, was $14 thousand, and related unrealized loss was $13 thousand and is reflected in “Accumulated other comprehensive loss” in the Consolidated Balance Sheets.

The composition of prepaid expenses is as follows (in thousands):

	February 28, 2015	February 28, 2014

Prepaid insurance	$188	$196
Prepaid licenses	1,587	554
Prepaid exhibit build costs	606	1,047
Prepaid other operating costs	303	215
Total	$2,684	$2,012

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The composition of other current assets is as follows (in thousands):

	February 28, 2015	February 28, 2014

Deposits and advances	$101	$118
Titanic trust fund	358	257
Other receivables	-	6
Total	$459	$381

The composition of property and equipment, which is stated at cost, is as follows (in thousands):

	February 28, 2015	February 28, 2014

Exhibitry	$15,999	$15,542
Vehicles	20	20
Tools and equipment	542	536
Office equipment	1,291	1,291
Computers and software	369	686
Leasehold improvements	9,913	9,804
Furniture and fixtures	1,079	1,079
Construction in progress	5,056	128
	34,269	29,086
Less accumulated depreciation	22,766	19,799
Property and equipment, net	$11,503	$9,287

The majority of the construction in progress at February 28, 2015 relates to our New York City leasehold improvements.

Depreciation expense on property and equipment was $3.3 million and $2.9 million for fiscal 2015 and 2014, respectively.

The composition of accounts payable and accrued liabilities is as follows (in thousands):

	February 28, 2015	February 28, 2014
Operations	$2,700	$1,153
Professional and consulting fees payable	373	250
Payroll and payroll taxes	117	127
Bonus accrual	173	300
Legal settlements, net of discount of $81	344	-
Sales and use taxes	101	79
Marketing costs	458	50
Merchandise	26	47
Unclaimed property	18	18
Lease abandonment, current portion	446	463
Travel and related expenses	24	37
Stock appreciation rights	2	18
Other	-	8
Total accounts payable and accrued liabilities	$4,782	$2,550

Note 5.  Artifacts

In 1993, the government of France granted the Company ownership of the artifacts recovered in the 1987 Titanic expedition. The artifacts are carried at recovery cost or net recovery value, which include the direct costs of chartering of vessels and related crews and equipment required to complete the dive operations for that expedition.  The coal recovered in the expedition is the only item available for sale. Periodically, as sales of coal occur, ten percent of the sale value is deducted from the carrying costs of artifacts recovered.  During fiscal 2015 and 2014, $20 thousand and $32 thousand, respectively, were deducted from artifacts.

Note 6.  2010 Expedition to Titanic Wreck Site

During August and September 2010, our wholly owned subsidiary RMST, as salvor-in-possession of the RMS Titanic (the “Titanic”) and its wreck site, conducted an expedition to the Titanic wreck site.  RMST brought together an alliance of the world’s leading archaeologists, oceanographers and scientists together with U.S. governmental agencies to join RMST in the 2010 expedition to the wreck site and the post-expedition scientific study.  This alliance included the Woods Hole Oceanographic Institution, the Institute of Nautical Archaeology, the National Oceanic Atmospheric Administration’s Office of the National Marine Sanctuaries, The National Park Service’s Submerged Resources Center and the Waitt Institute.  Never before had all of these entities partnered to work together on one project.  While all of these parties worked together to participate in the expedition, RMST has sole legal ownership of the film footage, data, and other assets generated from the expedition.

F-B-18

While the general purpose of the expedition was to collect and interpret archeological and scientific data utilizing state-of-the-art high definition 2D and 3D cameras and sonar scanning equipment, the Company also planned and executed the expedition in order to create digital assets for commercial purposes, including a 2D documentary that was aired by a major cable network in April 2012, a separate HD3D film featuring a tour of the bow and stern sections of the ship that is now being distributed, and assets to be utilized in enhancing the  Titanic exhibitions, as well as other applications.  The collected data will also provide the basis for an archaeological site plan, and ultimately a long-term management plan for the Titanic wreck site.

We have capitalized $4.5 million of costs related to the expedition, discussed in more detail below, which have been allocated to specific assets as reflected in the following table (in thousands).

	February 28, 2015	February 28, 2014
3D film	$1,817	$1,817
3D exhibitry	857	857
2D documentary	631	631
Gaming application and other application	886	886
Expedition website point of presence	-	317
Total expedition costs capitalized	4,191	4,508
Less: Accumulated amortization	1,726	1,100
Accumulated depreciation	500	646
Expedition costs capitalized, net	$1,965	$2,762

As of February 28, 2015 and 2014, all assets are being depreciated or amortized.  The web point of presence was disposed in fiscal 2015.  The 3D exhibitry assets are included in Property and equipment on the Consolidated Balance Sheets.  The 3D film, 2D documentary, gaming, and other application assets are included in Film, gaming and other application assets on the Consolidated Balance Sheets.

Estimated depreciation and amortization expense for the 3D exhibitry, 2D and 3D film and gaming and other application for the remaining useful life is as follows (in thousands):

Fiscal Year	Amount

2016	$797
2017	797
2018	371
Total	$1,965

Note 7.  Stock Repurchase

During the year ended February 28, 2014, employees of the Company surrendered 1,354 shares of stock worth approximately $19 thousand to satisfy tax obligations with respect to the vesting of the restricted stock units issued. These shares were repurchased at the share price based upon the closing date on the day of vesting.

On June 17, 2013, the Company announced that the Board of Directors approved a stock repurchase authorization pursuant to which the Company may repurchase up to 150,000 shares of outstanding common stock.  The authorization will terminate on the date the full number of authorized shares have been repurchased or when otherwise terminated by the Board of Directors.  The Company may repurchase shares of its common stock on the open market at times and prices considered appropriate by the Board of Directors and management. Repurchasing will take place through brokers and dealers and may be made under a Rule 10b5-1 plan.  During the year ended February 28, 2014, the Company repurchased 38,731 shares at an average price of $13.10, excluding commissions, pursuant to authorization.  The Company made no purchases under this plan for the year ended February 28, 2015.

F-B-19

Note 8.  Goodwill and Other Intangible Assets

The following table presents the fiscal year 2015 and 2014 activity for the Company’s goodwill (in thousands):

Goodwill:
Balance as of February 28, 2013	$250
AEI Acquisition	-
Balance as of February 28, 2014	250
Impairment loss	(250)
Balance as of February 28, 2015	$-

No additional goodwill was recognized in fiscal year 2015 and 2014.

On April 20, 2012, PEM and its wholly owned subsidiary, Newco,  both subsidiaries of the Company, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and AEI pursuant to which Newco purchased substantially all of the assets of AEI.  The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates” and intangible assets for certain future exhibition concepts under development (“future rights fees”).  Of these four exhibitions, the Company is currently touring only “Real Pirates.” In addition, the acquired assets include intellectual property related to proposed future exhibitions that the Company may further develop and produce, including the exhibit “One Day in Pompeii,” which is currently being toured by the Company.

The following is a summary of the changes in the carrying value for future rights fees in fiscal 2015 and fiscal 2014 (in thousands):

Intangibles: Future rights fees
Balance as of February 28, 2013	$4,380
Amortization during the year	(438)
Balance as of February 28, 2014	$3,942
Impairment loss	(2,676)
Amortization during the year	(437)
Balance as of February 28, 2015	$829

During the annual fiscal 2015 review of goodwill and other intangible assets, management proceeded directly to the two-step quantitative impairment test for its goodwill and future rights fees.  It was determined during the 4th quarter of fiscal 2015 that certain exhibitions previously planned would be cancelled and that impairment probably existed.  Under the two-step quantitative impairment the evaluation of impairment involves comparing the current fair value to its carrying value.  During fiscal 2015, the Company, used a Level 3 discounted model forecast model to when testing for impairment, as management believes forecasted cash flows are the best indicator of such fair value.  A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including markets and market share, sales volumes and prices, production costs, tax rates, capital spending, discount rate, and working changes.  Cash flows forecasts are generally based on approved business unit operating plans for the early years and historical relationships in later years.  The betas used in calculating the reporting unit weighted average cost of capital rate are estimated for the business unit.  The Company used a discounted cash flow rate of 25.0% to estimate the future payments to the Company.  As a result of this review, the Company’s future rights fees as part of this update and determined that the future rights fees were impaired by approximately $2.7 million. The change in cash flows relates primarily to the cancellation of our Federal Bureau of Investigation project in the fourth quarter of fiscal 2015 which reduced the future cash flows that supported these intangible assets.  The significant unobservable inputs used in the fair value measurement are forecasts of expected future annual cash flows as developed by the Company's management. The discount rate used in these calculations is 25.0%. Significant increases or decreases in these unobservable inputs in isolation would likely result in a significantly higher or lower fair value measurement.

No impairments were deemed necessary during fiscal 2014 after review of the intangible asset balances for impairment per ASC 350.

F-B-20

The composition of the Company’s exhibition licenses, as reported in Exhibition licenses on the Consolidated Balance Sheets, is as follows (in thousands):

	February 28, 2015	February 28, 2014

Anatomical specimen licenses	$6,786	$6,786
Carpathia licenses	912	912
	7,698	7,698
Less: Accumulated amortization	6,069	5,857
Exhibition licenses, net	$1,629	$1,841

From April 2004 through fiscal 2014, the Company entered into agreements to license the rights to exhibit anatomical specimens.  The aggregate amount paid for the anatomical specimen’s exhibition license agreements totaled $9.6 million. After termination of a $2.8 million agreement during fiscal 2010, the remaining $6.8 million in specimen licenses are being amortized over the useful life of the agreements which coincides with the terms of the agreements for periods of five to ten years.  The Company also entered into lease agreements for certain of its anatomical specimens.  As such, these agreements are accounted for as lease agreements and not as intangible assets.  See Note 15. Commitments and Contingencies for a discussion of these agreements.  The remaining useful life of these licenses as of February 28, 2015, is 2-10 years with a weighted average useful life of 8.4 years.

The Company entered into a twenty-year license agreement effective February 28, 2007 whereby the Company received exclusive rights to present Carpathia artifacts in the Company’s exhibitions in exchange for funding an expedition to the Carpathia, and providing research and recovery expertise. As of February 28, 2015 and February 28, 2014 these costs were fully amortized.

The following is a summary of the changes in the carrying value for exhibition licenses in fiscal 2015 and fiscal 2014 (in thousands):

Intangibles: Exhibition licenses
Balance as of February 28, 2013	$2,034
Amortization during the year	(193)
Balance as of February 28, 2014	$1,841
Amortization during the year	(212)
Balance as of February 28, 2015	$1,629

Amortization Expense

Total intangible asset amortization for license agreements totaled $0.2 million for fiscal 2015 and fiscal 2014.  Estimated aggregate amortization expense for license agreements for the five succeeding fiscal years is reflected in the following table (in thousands):

Fiscal Year	Amount

2016	$271
2017	266
2018	183
2019	135
2020	135
Thereafter	639
Total	$1,629

F-B-21

Total intangible asset amortization for future rights fees totaled $0.4 million for fiscal 2015 and 2014. Amortization for these assets began in March 2013, the date when the first of the exhibitions related to the future rights fees opened, and are amortized on a straight-line basis for 10 years based upon the Company’s estimated life of the assets. These rights remain the Company’s after the maturity of the AEG note payable and the Company believes it will benefit for a total of five years from these fees. Estimated aggregate amortization expense for future rights fees for the five succeeding fiscal years is reflected in the following table (in thousands):

Fiscal Year	Amount
2016	$166
2017	166
2018	166
2019	166
2020	165
Total	$829

Note 9. Notes Payable, Royalty Payable and Capital Lease Obligations

On October 17, 2011, the Company entered into an Asset Purchase Agreement to purchase the assets of a Titanic-themed exhibition (“Titanic: The Experience” or “TTE”) in Orlando, Florida from Worldwide Licensing & Merchandising, Inc. and its shareholder, G. Michael Harris (together, “Worldwide”). Pursuant to the Agreement, the Company purchased the assets of the Orlando exhibition from Worldwide in an installment sale.  The Company agreed to pay Worldwide directly a total of $800 thousand over a two-year period, and also agreed to assume rental and other arrearages owed by Worldwide, totaling $720 thousand, which the Company will pay over a four-year period.  Based upon an interest rate of 7.6% the net present value of these payments was approximately $1,377 thousand as of the date of the transaction.

On June 29, 2012, the Asset Purchase Agreement was amended to accelerate certain payments to Worldwide.  To induce the Company into this agreement, Worldwide agreed to forgive one payment of $90 thousand.  Based upon the imputed interest rate of 7.6%, this represented a decrease in the note of approximately $71 thousand.

On November 26, 2012, the Asset Purchase Agreement was amended to accelerate the final payment to Worldwide.  To induce the Company into this agreement, Worldwide agreed to reduce the final payment by approximately $12 thousand.  The final payment was also reduced by approximately $6 thousand to repay accounts receivable owed to the Company.  Based upon the imputed interest rate of 7.6%, this represented a decrease in the note of approximately $10 thousand.  The final payment of $62 thousand was made to Worldwide in December 2012.  In January 2014, the Company entered into an additional amendment to the lease to provide the Company with the option to terminate the lease in June 2015.

As of February 28, 2015, the short-term portion of the note payable was $190 thousand and relates to rental and other arrearages payable on behalf of Worldwide.

On September 30, 2014, Premier Exhibitions, Inc. entered into a Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP.  Together the Notes provide for a loan to the Company in the aggregate amount of $8.0 million.  The Notes provide for the payment by the Company of interest on a monthly basis at the rate of 12.0% per annum, and the Notes mature on March 31, 2015.  The Notes required the Company to pay a closing fee to the Pentwater affiliates in the aggregate amount of 3% of the loan amount and the fees and expenses incurred by the Pentwater affiliates in connection with the negotiation and execution of the Notes.  Deferred financing cost related to this loan totaled $388 thousand.

The Notes are guaranteed by each of RMST, PEM, Arts and Exhibitions International LLC, and Premier Merchandising, LLC, all of which are subsidiaries of the Company.

The Notes are secured by substantially all of the assets of the Company and the subsidiary guarantors, including the stock of each of the subsidiary guarantors.  The security interest does not apply to the Titanic assets held by RMST, but applies to all revenues, contracts and agreements lawfully arising out of the Titanic assets.

The lenders’ exercise of rights and remedies with respect to the stock of RMST and any revenues, contracts and agreements lawfully arising out of the Titanic assets are expressly governed by and subject to the terms and conditions of the applicable court orders governing the ownership of the Titanic assets by RMST, which include (i) the Opinion issued by the United States District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 12, 2010; (ii) the Order issued by the United State District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 15, 2011; (iii) the Revised Covenants and Conditions for the Future Disposition of Objects Recovered from the R.M.S. Titanic by RMST pursuant to an in-specie salvage award granted by the United States District Court for the Eastern District of Virginia, dated as of August 15, 2011; and (iv) the Process Verbal, issued on October 12, 1993 by the Maritime Affairs Administrator for the Ministry of Equipment Transportation and Tourism, French Republic to Titanic Ventures Limited Partnership.

F-B-22

As of February 28, 2015 the short-term portion of the notes payable was $8.0 million. This note was repaid in April 2015.  See Note 22. Subsequent Events for further details.

The contractual future maturities of long-term debt as of February 28, 2015 are as follows:

Fiscal Year	Amount

2016	$8,200
Less: amount of note payments representing interest	(10)
Present value of future minumum note payments	8,190
Less: Current portion of notes payable	(8,190)
Long-term portion of notes payable	$-

On April 20, 2012, PEM and its wholly owned subsidiary, Newco,  both subsidiaries of the Company, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and AEI pursuant to which Newco purchased substantially all of the assets of AEI.  The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.”  Of these four exhibitions, the Company is currently touring only “Real Pirates.”  The Company issued a non-recourse non-interest bearing note of $14.2 million as part of this transaction.  The Company originally recorded the note at $16.4 million.  The increase from $14.2 million to $16.4 million was primarily attributable to prepaid licenses and expenses paid by Arts and Exhibition International, LLC that were added to the note balance.  The book value of the note was subsequently reduced by $3.7 million for the amount that was not expected to be repaid based upon the terms of the note related to the expected future cash flows of the exhibitions and $1.3 million to discount the note to its net present value at an imputed interest rate of 7.0%.  Based upon the expected repayment amount of $12.7 million and an imputed interest rate of 7.0%, the fair value of this note was approximately $11.4 million as of April 20, 2012.  During the fiscal second quarter of 2014, a payment of $4.1 million was made to AEG Live, LLC from the restricted assets held by the Company.  These payments are made from cash accounts managed but not owned by the Company and are required to be paid to AEG Live, LLC based upon the purchase agreement terms.

During fiscal 2014, the Company, using Level 3 inputs based upon FASB ASC 820, updated the expected future cash flows of the exhibitions and discounted the cash flows at 7.0% to estimate the future payment to AEG Live, LLC based upon the note agreement.  As a result of this review, the note payable was reduced by $2.6 million to reflect the updated estimated future payments under the note agreement.  This amount is included in the consolidated statement of operations as a gain on note payable fair market value adjustment.  In addition, we evaluated the Company’s future rights fees as part of this update and determined that the future rights fees are not impaired.  As of February 28, 2014, the balance sheet reflects the short-term portion of the note payable at $170 thousand and the long-term portion at $950 thousand, including accrued interest. In March 2014, the Company paid $300 thousand and purchased the tangible assets that were required to be returned to AEG Live, LLC at the end of the purchase agreement.

On April 17, 2014, PEM and AEG terminated the Promissory Note. As part of the termination of the Promissory Note, PEM and AEG entered into a Revenue Payment Agreement providing for modified future payments to AEG with respect to bookings of acquired exhibitions.  Pursuant to the Revenue Payment Agreement, going forward PEM will make payments to AEG equal to (a) 90% of net revenues from future bookings and (b) 20% of the net revenues from proposed exhibitions acquired from AEG that are ultimately developed and presented.  ”Net Revenues” are determined after deduction by PEM of the direct expenses of operating the exhibitions.  Pursuant to the Revenue Payment Agreement, AEG will pay to PEM a management fee of 10% of gross revenues (after deducting any booking fees) for each calendar year thereafter; provided that the management fee shall not be less than the following minimum fees: $500,000 in calendar year 2014; and $125,000 in calendar years 2015 and 2016.

During fiscal 2015, the Company, using Level 3 inputs based upon FASB ASC 820, updated the expected future cash flows of the exhibitions and discounted the cash flows at 12.0% to estimate the future payment to AEG Live, LLC based upon the note agreement.  As a result of this review, the note payable was reduced by $338 thousand million to reflect the updated estimated future payments under the note agreement.  This amount is included in the consolidated statement of operations as a gain on note payable fair market value adjustment.  The significant unobservable inputs used in the fair value measurement are forecasts of expected future annual cash flows as developed by the Company's management. The discount rate used in these calculations is 12.0%. Significant increases or decreases in these unobservable inputs in isolation would likely result in a significantly higher or lower fair value measurement.  In addition, we evaluated the Company’s future rights fees as part of this update and determined that the future rights fees were impaired by $2.7 million.  See Note 8. Goodwill and Intangible Assets for further discussion.

F-B-23

As of February 28, 2015, the short-term portion of the royalty payable was $413 thousand and the long-term portion was $301 thousand.

Fiscal Year	Amount

2016	$461
2017	164
2018	185
Total future minimum royalty payments	810
Less: amount of royalty payments representing interest	(96)
Present value of future minumum royalty payments	714
Less: Current portion of royalty payable	(413)
Long-term portion of royalty payable	$301

Capital lease obligations

The Company leases certain computer and security equipment under capital leases.  As of February 28, 2015, the balance sheet reflects the short-term portion of capital lease obligations of $31 thousand and the long-term portion of $32 thousand.

The following table summarizes as of February 28, 2015, our minimum rental commitment under capital leases (in thousands):

Fiscal Year	Amount

2016	$35
2017	21
2018	14
Total future minimum lease payments	70
Less: amount of lease payments representing interest	(7)
Present value of future minumum lease payments	63
Less: Current obligations under capital leases	(31)
Long-term capital lease obligations	$32

Note 10. Common Stock and Stock Compensation

1 for 10 Reverse Stock Split . At the 2014 Annual Stockholders’ Meeting, which was held on February 26, 2015, our stockholders approved an amendment to our restated certificate of incorporation, as amended, to effect of our issued common stock by a ratio of 1 for 10, which reverse stock split was effected at the close of business on February 27, 2015.  The reverse stock split did not change the authorized number of shares or par value of our common stock, but did effect a proportionate adjustment to the per share exercise price and the number of common shares issuable under the vesting of restricted stock awards, stock option awards, restricted stock units, and common stock eligible for issuance under our 2009 Equity Incentive Plan.  Except for any changes as a result of the treatment of fractional shares, each shareholder holds the same percentage of our common stock outstanding immediately after the reverse stock split as such shareholder held immediately prior to the reverse stock split.

Stock Compensation .   The Company maintains certain stock compensation plans providing for incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance share units, performance shares, dividend equivalents and other awards relating to the Company’s common stock.  In August 2009, our stockholders approved the 2009 Equity Incentive Plan, effective June 17, 2009 (the “2009 Plan”) which, among other things, made 300,000 shares available for grant to directors, employees and consultants to provide the Company the ability to offer a full range of equity and cash-based awards. The 2009 Plan replaced the Amended and Restated 2007 Restricted Stock Plan, 2000 Stock Option Plan, and Amended and Restated 2004 Stock Option Plan, all of which terminated immediately after the 2009 Annual Meeting.  The Company will not grant any new awards under these terminated plans, but any outstanding awards under the plans will remain outstanding in accordance with their terms.

On August 23, 2012, at the Annual Meeting of Shareholders, our shareholders approved the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as amended (the “Amended 2009 Plan”). The Amended 2009 Plan became effective as of June 6, 2012, the date the Board approved the Amended 2009 Plan subject to shareholder approval, and will continue in effect until June 6, 2022, or such earlier date as our Board of Directors may determine.

The Amended 2009 Plan increased the number of shares available for grant under the 2009 Plan from 300,000 to 500,000. The Amended 2009 Plan provides that “full-value awards,” meaning all awards other than stock options and stock appreciation rights, will be counted against the Amended 2009 Plan limit in a 2-to-1 ratio. Stock options and stock appreciation rights will be counted against the Amended 2009 Plan limit in a 1-to-1 ratio. The amendments also provide that dividend equivalents with respect to awards that vest based on the achievement of performance objectives shall be accumulated until such awards are earned, and the dividend equivalents shall not be paid if the performance objectives are not satisfied.

F-B-24

Our non-employee Directors, employees and consultants are eligible to participate in the Amended 2009 Plan, which provides for a full range of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, dividend equivalents, and other awards relating to shares of our common stock. The awards are payable in shares, in cash, in a combination of shares and cash, or by any other method determined by our Compensation Committee.

As of February 28, 2015, we had 128,790 shares available for future grants under the Amended 2009 Plan, which is the only plan open to new grants.  As of February 28, 2015, our current stock option plan, terminated plans and grants outside of plans provided for the issuance of 102,537 shares of common stock if all outstanding options were exercised and restricted stock vested.

During the year ended February 28, 2014, the Company’s Chief Executive Officer and President received 15,000 stock options under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as Amended, pursuant to the terms of employment agreement.  These options vest one third on each of the first three anniversaries of the date of grant, July 12, 2013.  Mr. Weiser’s options vested in full on June 20, 2014, pursuant to the terms of the Separation Agreement and Release between the Company and Mr. Weiser.  On June 13, 2014, Samuel S. Weiser resigned from his position as President and Chief Executive Officer of Premier Exhibitions, Inc. and his options were fully vested as part of his Separation Agreement.

During the year ended February 28, 2014, the Company’s Chief Financial Officer and Chief Operating Officer received 10,000 stock options under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, as Amended pursuant to the terms of employment agreement.  These options vest one third on each of the first three anniversaries of the date of grant, July 12, 2013.

The grant price of the stock options was $17.80, with a fair market value at the date of grant of $9.20. We used the Black-Scholes model to calculate the fair value using a risk-free interest rate of 1.05%, a volatility rate of 68.22%, an annual dividend rate of 0%, an expected term of 4 years which is derived using the “simplified method” which computes expected term as the average of the sum of the vesting term plus the contract term. The stock options have an expiration date of July 13, 2018.

During the year ended February 28, 2013, the Company’s Chief Executive Officer and President received 25,000 stock appreciation rights and 9,908 restricted stock units under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan.  4,862 stock appreciation rights and 7,969 restricted stock units vested immediately, with the remainder vesting in thirty equal parts each month thereafter.  The stock appreciation rights will be settled in cash, and expire five years from the date of grant and have a weighted average price of $27.00 per share.  On June 13, 2014, Samuel S. Weiser resigned from his position as President and Chief Executive Officer of Premier Exhibitions, Inc. and his options and restricted stock units were fully vested as part of his Separation Agreement.

The grant price of the stock appreciation rights is $27.00, with a fair market value at the date of grant of $17.20.  We used the Black-Scholes model to calculate the fair value using a risk-free interest rate of 0.4%, a volatility rate of 80.47%, an annual dividend rate of 0% and an expiration date of June 29, 2017.

During the year ended February 28, 2014, the President of AEI and Premier Exhibitions Management, LLC received 4,172 restricted stock units pursuant to the Company’s 2009 Equity Incentive Plan, as Amended, that immediately vested.  These shares were granted in partial payment of a bonus earned pursuant to the President’s employment agreement.  He surrendered 1,354 shares of stock worth approximately $19 thousand to satisfy his tax obligations with respect to the vesting of the restricted stock units issued. These shares were given and surrendered at an average price of $13.70 per share based upon the closing date on the day of vesting.

As of February 28, 2015, the Company has accrued a liability of approximately $2 thousand for the stock appreciation rights, issued to the Company President and Chief Executive Officer in fiscal 2013, is included in accounts payable and accrued liabilities on the Consolidated Balance Sheet.  We used the Black-Scholes model to calculate the fair value using a risk-free interest rate of 1.32%, a volatility rate of 64.6%, an annual dividend rate of 0% and an expiration date of June 29, 2017 to calculate the liability at February 28, 2015.

As of February 28, 2014, the Company has accrued a liability of approximately $18 thousand for the stock appreciation rights, issued to the Company President and Chief Executive Officer in fiscal 2013,that is included in accounts payable and accrued liabilities on the Consolidated Balance Sheet.  We used the Black-Scholes model to calculate the fair value using a risk-free interest rate of 1.09%, a volatility rate of 59.9%, an annual dividend rate of 0% and an expiration date of June 29, 2017 to calculate the liability at February 28, 2014.  Stock appreciation rights are categorized as Level 3 liabilities in accordance with ASC 820.

F-B-25

	February 28, 2015	February 28, 2014
Fair value liability, beginning of period	$18	$151
Fair value adjustments	(16)	(133)
Fair value liability, end of period	$2	$18

The Company follows the fair value recognition provisions in the FASB guidance for stock compensation. Stock-based compensation expense recognized during the year includes the expense for all share-based payments granted on or prior to the end of the period, but not yet vested, based on the estimated grant date fair value.  The following table reflects stock-based compensation expense included in “General and administrative expenses” in our Consolidated Statements of Operations (in thousands):

	February 28, 2015	February 28, 2014

Grant type:
Stock options	$207	$160
Restricted stock	71	204
Stock appreciation rights	(16)	(133)
	$262	$231

Stock Options .  The fair value of options is amortized to expense on a straight-line basis over the options’ vesting period. The Company did not grant any stock options during fiscal 2015.  Fair value of stock options granted during fiscal 2014 was determined on the date of grant using the Black-Scholes option-pricing model, using the following weighted-average assumptions:

Fiscal 2014
Dividend yield	0%
Expected volatility	68%
Risk-free interest rate	1.1%
Expected lives in years	4.00

Expected volatilities are based on the historical volatility of the Company’s common stock. The Company uses the simplified method for estimating the expected life within the valuation model which is the period of time that options granted are expected to be outstanding. The risk free rate for periods within the expected life of the option is based on the U.S. Treasury Note rate.

The aggregate intrinsic value for the stock options outstanding and exercisable in the table represents the total pretax value, based on our closing stock price of $3.60 and $8.80 as of February 28, 2015 and February 28, 2014, respectively.  No stock options were exercised in fiscal 2015. The aggregate intrinsic value of the stock options exercised was $0.5 million for fiscal 2014.  A summary of our stock options awarded under the plans and changes during fiscal 2015 and 2014 is presented below:

	February 28, 2015			February 28, 2014
	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value (000)	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value (000)
Outstanding at beginning of year	85,667	$24.80	$-	198,270	$28.60	$670
Granted	-	-	-	25,000	17.80	-
Exercised	-	-	-	(26,795)	6.90	539
Forfeited or expired	-	-	-	(110,808)	34.40	-
Outstanding at end of year	85,667	$24.80	$-	85,667	$24.80	$-
Exercisable at end of year	79,000	$25.42	$-	62,833	$28.70	$-

F-B-26

In addition, the Company issued stock options outside of its stock compensation plans, summarized as follows:

Stock Options Issued Outside of Plans	Options	Weighted Average Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (000)

Outstanding at February 29, 2013	5,500	$32.47	5.00	$-

Outstanding at February 28, 2014	5,500	$32.47	4.00	$-

Outstanding at February 28, 2015	5,500	$32.47	3.00	$-

The following table summarizes information about stock options outstanding by price range at February 28, 2015.

			Options Outstanding			Options Exercisable
Range of Exercise Prices			Options Outstanding at February 28, 2015	Average Weighted Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Options Exercisable at February 28, 2015	Weighted- Average Exercise Price

$0.00	to	$ 20.00	55,000	2.18	$17.15	48,333	$17.06
$20.01	to	$40.00	35,500	1.25	36.51	35,500	36.51
$40.01	to	$60.00	-	-	-	-	-
$60.01	to	$80.00	-	-	-	-	-
$80.01	to	$100.00	667	2.75	99.33	667	99.30
			91,167	1.82	$25.29	84,500	$25.88

As of February 28, 2015, we had $41 thousand of total unrecognized compensation expense related to non-vested stock options expected to be recognized over a weighted average period of 1.33 years. The stock-based compensation expense for stock options was based on grant date fair value of the awards for the remaining unvested periods. The total fair value of shares vested during the years ended February 28, 2015 and February 28, 2014 was $169 thousand and $103 thousand, respectively.

Restricted Stock Activity. The Company grants restricted stock or RSUs to certain of its employees and directors.  Fair value of restricted stock and RSUs is determined based on the fair value of the Company’s stock on the date of grant.  The grant date fair value of restricted stock and RSUs is amortized to expense on a straight-line basis over the restricted stock and RSU vesting period.

Restricted Stock Issued Within Plan	Shares	Weighted Average Price	Weighted Average Contractual Life (Years)	Aggregate Intrinic Value (000)

Non-vested at February 28, 2013	6,931	$27.20	1.02	$158
Granted	14,942	12.20	0.61	125
Vested or Exercised	(10,501)	12.80	-	135
Non-vested at February 28, 2014	11,372	12.40	0.84	100
Granted	15,369	6.51	0.62	100
Forfeited or expired	(4,934)	11.22	-	-
Vested or Exercised	(10,437)	11.14	-	76
Non-vested at February 28, 2015	11,370	$6.10	0.84	$58

Warrants. The Company has granted warrants under various agreements.  Warrants related to such agreements entered into in March 2008 expired in fiscal year 2014.

No warrants were granted or outstanding during the fiscal years as of February 28, 2015 or February 28, 2014.

As of February 28, 2015 and 2014, we had no unrecognized compensation cost related to non-vested warrants.  The stock-based compensation expense for warrants was based on grant date fair value of the awards for the remaining unvested periods.

F-B-27

Note 11.  Lease Abandonment

In 2008, the Company entered into a lease for exhibition space with Ramparts, Inc., the owner and operator of the Luxor Hotel and Casino in Las Vegas, Nevada.  The Company’s initial plans for the space were to operate three exhibitions and several ancillary attractions.  During the third quarter of fiscal 2009, the Company opened two of three exhibitions.  There were deficiencies with the third exhibition which, in the Company’s judgment, prevented the Company from proceeding with the original plan.  During the fourth quarter of fiscal 2010, the Company decided it was no longer feasible to open a third exhibition and committed to a plan to exit the space.  Accordingly, the Company recorded lease abandonment expense of $4.4 million during fiscal 2010 based on the remaining payments under a non-cancellable operating lease and adjusted for expected sublease rent.  The related long-term lease abandonment liability of $1.0 million and $1.4 million at February 28, 2015 and February 28, 2014, respectively, is reflected in Lease abandonment in the Consolidated Balance Sheets. The related current portion lease abandonment liability of $0.4 million and $0.5 million at February 28, 2015 and February 28, 2014, respectively, is reflected in accounts payable and accrued liabilities in the Consolidated Balance Sheets.

On July 19, 2010, the Company entered into a sublease agreement with Image Quest Worldwide, Inc. (“Image Quest”), under which they agreed to sublease a portion of the space we lease at the Luxor to present a sports themed exhibition.  Under the terms of the agreement, Image Quest agreed to pay the Company monthly rent equal to the greater of $30 thousand or 10% of gross sales (“rental charges”) and additional charges, such as common area maintenance charges, (“additional charges”) as allocated based on square footage of the subleased area.  The Company had agreed to waive these rental charges and additional charges for August 2010 through July 2011, subject to the full performance of Image Quest under the Sublease.  For the next twenty four months of the lease term (August 2011 – July 2013), 50% of the monthly rental charges and all additional charges accrued, but were not payable to Premier until August 1, 2013, when the entire balance plus interest at 5% became due and payable in equal monthly installments over twelve months. Image Quest has defaulted on its obligations under the Sublease.

On December 17, 2014, the Company filed suit against James Beckmann and his company, Image Quest Worldwide, Inc. in the District Court of Clark County, Nevada.  The suit alleges that Image Quest Worldwide breached its July 19, 2010, sublease with the Company with respect to certain space at the Luxor Hotel and Casino. As an inducement to Premier to execute the sublease, James Beckman, the principal of Image Quest Worldwide, Inc., signed a personal guarantee which is enforceable if Image Quest failed to satisfy its obligations under the Sublease. The suit alleges that Image Quest failed to pay over $1.4 million in payments required under the Sublease. On April 24, 2015 Mr. Beckmann and Image Quest Worldwide answered the suit and filed a counterclaim against the Company for fraudulent inducement, alleging that Premier interfered with their right under the sublease to utilize the box-office to sell tickets to their exhibition. Mr. Beckmann and Image Quest Worldwide seek damages in excess of $10 thousand. The Company cannot currently determine whether Image Quest Worldwide, Inc. or Mr. Beckman have sufficient funds to pay some or all of the outstanding debt, and the outcome of the Company’s case and the counterclaim is not readily determinable at this time.  Due to this uncertainty no receivable is reflected in the financial statements.

Note 12.  Income Taxes

A summary of the components of the provision for income taxes for fiscal 2015 and 2014 consists of the following (in thousands):

	February 28, 2015	February 28, 2014

Current income tax benefit:
Federal	$-	$(128)
State	-	(35)
Foreign	-	-
Total current income tax (benefit)	-	(163)
Deferred income tax expense:
Federal	-	-
State	-	-
Total deferred income tax expense	-	-
Total income tax benefit	$-	$(163)

F-B-28

The total provision for income taxes differs from the amount computed by applying the U.S. statutory federal income tax rate to income before income tax, as follows:

	February 28, 2015	February 28, 2014

Statutory federal income tax rate	34.0%	34.0%
Nondeductible expenses	3.1%	(4.8)%
Adjustments of prior year amounts	-%	(17.3)%
Change in valuation allowance	(37.1)%	(29.2)%
	-%	(17.3)%

Deferred income taxes recorded on the Company’s Consolidated Balance Sheets result from temporary differences between the basis of assets and liabilities reported for financial statement purposes and such amounts reported under the tax laws and regulations.  The net deferred tax asset consists of the following (in thousands):

	February 28, 2015	February 28, 2014

Current deferred assets/(liabilities):
Accrued expenses	$183	$833
Accounts receivable	73	119
Inventory	28	(329)
Other	117	11
Prepaid insurance	(62)	(68)
Current deferred tax assets	339	566
Less: valuation allowance	(399)	(868)
Net current tax asset/(liabilities)	$(60)	$(302)

Noncurrent deferred tax assets/(liabilities):
Equity compensation	2,282	2,069
Accrued expenses	477	708
Deferred rent	3,153	-
Federal net operating loss carryforward	7,333	6,375
State net operating loss carryforward	498	598
Foreign net operating loss carryforward	128	712
Contribution carryforwards	141	136
Intangible assets	1,615	691
Federal tax credits	752	752
Investment in subsidiary	-	(732)
Fixed assets	506	(231)
Noncurrent deferred tax assets	16,885	11,078
Less: valuation allowance	(16,825)	(10,776)
Net noncurrent deferred tax assets/(liabilities)	60	302
Net deferred tax assets	$-	$-

The Company files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The Company currently has approximately $23.2 million of U.S. federal net operating losses that are available as carryforwards. The net operating losses may be limited under Section 382 of the Internal Revenue Code. The Company has not performed an analysis to determine how much of these losses may be limited; however, the Company does not believe the impact of such limitations is material due to a full valuation allowance.

As of February 28, 2015, the Company has $697 thousand of foreign tax credits and $55 thousand of minimum tax credits available to offset future payments of U.S. Federal income tax. If not used, the foreign tax credits will expire beginning in 2018. The minimum tax credits can be carried forward indefinitely. The Company also has approximately $11.5 million of state net operating losses that are available as either carryforwards or carrybacks. The majority of these losses were generated in fiscal years 2009 - 2015, and began expiring in the fiscal year ending February 28, 2015.

Realization of the tax benefits of net operating loss carryforwards and tax credit carryforwards is dependent upon the Company’s ability to generate sufficient future taxable income in the appropriate taxing jurisdictions and within the applicable carryforward periods. After giving consideration to current forecasts of future taxable income and the expiration period of the carryforward tax benefits, the Company has recorded a valuation allowance of $17.2 million to offset all net deferred income tax assets. This reflects an increase of $5.5 million from the valuation allowance of $11.7 million for fiscal 2014.

F-B-29

Deferred tax assets relating to the tax benefits of employee stock options have been reduced to reflect exercises through the fiscal year ended February 28, 2015. Certain exercises resulted in tax deductions in excess of previously recorded tax benefits. The Company’s net operating loss carryforwards referenced above at February 28, 2015 include $1.5 million of income tax deductions in excess of previously recorded tax benefits. Although these additional tax deductions are reflected in net operating loss carryforwards referenced above, the tax benefit will not be recognized until they reduce taxes payable. Accordingly, since the tax benefit did not reduce the Company’s taxes payable in prior years, these tax benefits are not reflected in the Company’s deferred tax assets as presented above. The tax benefit of these excess deductions will be reflected as a credit to additional paid-in capital when recognized.

As of February 28, 2015 the Company has determined no liabilities for uncertain tax positions should be recorded. The Company does not anticipate a material change in the amount of unrecognized tax benefits over the next twelve months.

Revenue and Sales and Use Tax Examinations

As of November 30, 2014, the Internal Revenue Service (“IRS”) completed its examination of the Company’s federal tax returns for the fiscal years ended February 28 (29), 2010, 2009, 2008 and 2007, with no significant adjustments required. The tax years February 28 (29), 2011-2014 remain open to IRS examination. On May 1, 2015 the Company received notice from the Internal Revenue Service that the Company’s 2013 tax return had been selected for examination.  The examination is expected to begin in the second fiscal quarter of 2016.  In addition to the review by the IRS, the Company is, at times, under review by various state revenue authorities.

As of May 8, 2014, the State of New York completed its most recent examination of the Company’s sales and use tax returns for its operations in the State of New York for all periods through May 31, 2012.  The State of New York assessed additional sales and use tax of approximately $374,000 as it relates to the Company’s presentation of its Bodies exhibition at the South Street Seaport during this time period. This amount has been accrued in the Company’s financial statements. The Company has appealed this assessment on the grounds that the license agreement which governs the human anatomy specimens is not subject to sales and use tax. The Company must decide by mid-June 2015 whether it intends to request a hearing before an administrative tax tribunal.

Note 13.   Net Loss Per Share

Basic per share amounts exclude dilution and are computed using the weighted average number of common shares outstanding for the period. Diluted per share amounts reflect the potential reduction in earnings per share that could occur if equity based awards were exercised or converted into common stock, unless the effects are anti-dilutive (i.e., the exercise price is greater than the average market price of the common shares). Potential common shares are determined using the treasury stock method and include common shares issuable upon exercise of outstanding stock options and warrants.

The following table sets forth the computation of basic and diluted net loss per share.  Since the years ended February 28, 2015 and 2014 resulted in a net loss, the impact of dilutive effects of stock options was not added to the weighted average shares.

	February 28, 2015	February 28, 2014

Numerator:
Net loss attributable to the shareholders' of Premier Exhibitions, Inc.	$(10,475)	$(714)

Denominator:
Basic weighted-average shares outstanding	4,909,887	4,924,216
Effect of dilutive stock options and warrants	-	-
Diluted weighted-average shares outstanding	4,909,887	4,924,216

Net loss per share:
Basic	$(2.13)	$(0.14)
Diluted	$(2.13)	$(0.14)

F-B-30

Equity based awards not included in the per share computation because the option exercise price was greater than the average market price of the common shares are reflected in the following table.

	February 28, 2015	February 28, 2014

Warrants	-	-
Stock options	91,167	91,167
Total	91,167	91,167

Note 14.  Employee Savings Plans

The Company sponsors the Premier Exhibitions 401(k) and Profit Sharing Plan (the “Plan”) under section 401(k) of the Internal Revenue Code of 1986, as amended.  Under the Plan, all employees eligible to participate may elect to contribute up to the lesser of 60% of their salary or the maximum allowed under the Code.  All employees who are at least age 21 and have completed three months of service with the Company are eligible to participate.  Effective June 1, 2012, the Plan was amended to allow for Company matching of employee contributions at a rate of 100% of up to 3% of eligible compensation and 50% for 4%-5% of employee eligible contributions.  Prior to this amendment, the Company matching of employee contributions was at a rate of 50% of up to 6% of eligible contributions.  During fiscal 2015 and 2014, the Company made $107 thousand and $118 thousand in qualified matching contributions to the Plan, respectively.  As of April 1, 2015, the Company has suspended the Company match.

Note 15.  Commitments and Contingencies

Lease Arrangements

Principal Executive Offices

Our principal executive office is located at 3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia.  This space, which consists of 12,874 square feet, is used for management, administration and marketing purposes.  The Company entered into an eighth amendment to the lease for its principal executive office space in Atlanta, Georgia effective January 1, 2014 which extends the lease until May 31, 2017.

Warehouse Space

The Company leases warehouse and lab space for the conservation, conditioning and storage of artifacts and other exhibitry.  On October 12, 2011, the Company entered into a lease agreement for approximately 48,000 square feet of warehouse and lab space in Atlanta, Georgia.  The agreement is for a five-year term with two additional options to extend for up to an additional ten years.  For security purposes, we do not disclose the location of this property.  Other storage space has been rented on a month-to-month basis, in various locations, as needed.

The Company leased warehouse space to store the Arts and Exhibition, LLC exhibitry.  On January 16, 2013, the Company entered into a 6 ½ month lease agreement for approximately 21,000 square feet of warehouse space in Atlanta, Georgia.  In August 2013, the Company extended this lease through March 2015.  This lease expired and was not renewed on March 31, 2015.

The Company leases warehouse space to store certain exhibitry.  On March 1, 2015, the Company entered into a one year lease agreement for approximately 23,000 square feet of warehouse space in Atlanta, Georgia.  This lease expires on February 29, 2016.

The Company leases warehouse space for its merchandise inventory under a lease assumed as part of the Exhibit Merchandising, LLC acquisition.  The Company assumed a lease dated March 2011, for approximately 20,000 square feet of warehouse space in Statesboro, Ohio under a lease that expired in August 2013.  In August 2013, the Company extended this lease to August 14, 2017.

Luxor Hotel and Casino – Las Vegas, Nevada

On March 12, 2008, the Company entered into a ten-year lease agreement for exhibition space with Ramparts, Inc., owner and operator of The Luxor Hotel and Casino in Las Vegas, Nevada, with an option to extend for up to an additional ten years.  This lease includes approximately 36,141 square feet of space within the Luxor Hotel and Casino.  We use the space, among other things, to present our “Bodies...The Exhibition” and “Titanic: The Experience” exhibitions.  The lease commenced with the completion of the design and construction work which related to the opening of our “Bodies...The Exhibition” exhibition in August 2008 and the opening of the Titanic exhibition in December 2008.  See discussion in Note 11. Lease Abandonment regarding abandonment of a portion of the leased space.

F-B-31

417 Fifth Avenue – New York City, New York

On April 9, 2014, the Company entered into a 130-month lease agreement for exhibition and retail space with 417 Fifth Avenue Real Estate, LLC in New York City, New York.  This lease includes approximately 51,000 square feet of space at 417 Fifth Avenue between 37th and 38th streets in the Grand Central district and is near Bryant Park, the Empire State Building and only a few blocks east of Times Square.  The Company will use a portion of the space to present its “Saturday Night Live: The Experience” exhibition.  Specific information about the other exhibitions that will be opening in the space will be released at a later date.  The lease commenced in July 2014 and the Company will begin presenting exhibitions in the leased space in May 2015.

Atlantic Station – Atlanta, Georgia

On July 2, 2008, the Company entered into a lease agreement for exhibition space with Atlantic Town Center in Atlanta, Georgia.  Until March 6, 2012, we used the space to present our “Bodies...The Exhibition” and our “Dialog in the Dark” exhibitions.  This space is currently being used to present our “Bodies...The Exhibition” and our “Extreme Dinosaurs” exhibitions.  The initial lease term was for three years with four one-month renewal options and was scheduled to expire in February 2012.  On September 30, 2011, the Company entered into a first amendment to this lease.  The first amendment extended the lease term for an additional 16 months, with a two year extension option, and expiring January 31, 2013.  On October 22, 2012, the Company entered into a second amendment to the lease for its exhibition space in Atlantic Station in Atlanta, Georgia.  The lease term is for an additional 24 months from February 1, 2013 through January 31, 2015.  On November 18, 2014, the Company entered into a third amendment to the lease for its exhibition space in Atlantic Station in Atlanta, Georgia. This space is used for our “Bodies…The Exhibition.”  The third amendment reduces the Company’s gross leasable area to 11,770 square feet. The lease term is for an additional 24 months from February 1, 2015 through January 31, 2017. The minimum annual rent is $180 thousand.

Buena Park, California

On April 3, 2013, the Company entered into a lease agreement for exhibition space with the Successor Agency of the Community Redevelopment Agency of the City of Buena Park, California.  We opened the space in the second quarter of 2014 and currently present “Bodies…The Exhibition” and “Titanic: The Experience” exhibitions in the space.  The Company leased the exhibition space for $1 per month through January 1, 2015, and has agreed to make capital improvements to the space and to maintain the facility during the term.  This lease was extended on a month to month basis effective January 1, 2015.

“Titanic: The Experience” – Orlando, Florida

On October 17, 2011, the Company entered into the assignment and second amendment to lease for exhibition space with George F. Eyde Orlando, LLC and Louis J. Eyde Orlando, LLC.  We use the space to present our “Titanic: The Experience” exhibition and dinner theatre.  The lease term is for five years and expires in September 2016.  In January 2014, the Company entered into an additional amendment to the lease to provide the Company with the option to terminate the lease in June 2015.

Touring Exhibitions

From time to time the Company enters into short-term lease agreements for exhibition space for its touring exhibitions.  At February 28, 2015, the Company had no obligations under lease agreements for its touring exhibits.

Specimens, Artifacts and License Agreements

The Company had non-cancellable specimen leases for the rental of certain specimens used in its Bodies exhibitions. The leases were payable quarterly, and had a term of five years and five annual options to extend.  During December 2010, the Company evaluated the performance of recently opened touring exhibitions and determined that the weak performance of several of the Bodies self-operated shows in unbranded facilities were well below expectations.  Consequently, the Company elected not to renew certain of the leases it held on collections of specimens used in its touring Bodies exhibitions.  After these agreements were not extended, at February 28, 2011, the Company had three lease agreements remaining for specimens, with expiration dates of September 2011 and June 2012.  During fiscal year ended 2012 another of these agreements was allowed to expire.  The Company currently has two lease agreements for specimens with expiration dates in February and March 2016 with one year options through fiscal year 2020.

F-B-32

The Company has a non-cancellable license agreement for certain artifacts used in its One Day in Pompeii exhibition. The leases are payable at the opening of each new venue. This agreement expires after the third Pompeii exhibition.

The Company has a non-cancellable license for certain artifacts used in its Real Pirates exhibition. The leases are payable quarterly and have a term of five years. This agreement expires in March 2018.

On October 13, 2014, Premier Exhibition Management, LLC, a subsidiary of Premier Exhibitions, Inc., entered into an Exhibit Promoter Agreement with Broadway Video Entertainment, Inc. (“BV”) to produce an exhibition based on the television show “Saturday Night Live.”  The term of the Agreement is five years from the opening date of the exhibition.

The exhibition will feature the characters, stories, programs, cast and creators of Saturday Night Live and will be presented at the Company’s new venue in New York City.  The Company is required to open the exhibit by June 1, 2015, subject to certain rights to cure any delay.

On November 4, 2014, Premier Exhibition Management, LLC, a subsidiary of Premier Exhibitions, Inc., entered into a License with Twentieth Century Fox Licensing & Merchandising, a division of Fox Entertainment Group, Inc., as administrator for Twentieth Century Fox Film Corporation (“FOX”) to produce one exhibition based on the Ice Age series of films. The initial term of the Agreement is five years from the opening date of the first exhibition. The Company has one five-year option to renew the term which is subject to the Company’s full compliance with its obligations under the agreement.

The exhibition will feature the artwork, characters, stories, and creative elements of the following four (4) theatrical motion pictures: “ICE AGE,” “ICE AGE: THE MELTDOWN,” “ICE AGE: DAWN OF DINOSAURS,” and “ICE AGE: CONTINENTAL DRIFT.”  The Company will present the exhibition at museums, science centers and exhibition centers throughout the world.  The Company is required to open the exhibit by March 31, 2016, and FOX has the right to terminate the agreement if the first exhibit is not opened by that date.

The Discovery of King Tut

During the fourth fiscal quarter of 2014, the Company entered into a License Agreement with Semmel Concerts GmbH, a German entity, to present an exhibition based on King Tutankhamun. The term of the Agreement is five years from the opening date of the exhibition.  The exhibition, titled The Discovery of King Tut, uses high quality artistic and scientific reproductions of artifacts found in the tomb of King Tutankhamun to recreate the moment of Howard Carter’s discovery of the lost tomb.

Lease Expense and Commitments

Lease expense charged to operations under these agreements was as follows (in thousands):

	February 28, 2015	February 28, 2014

Specimen and artifacts fixed rentals	$2,290	$1,553
Real estate rentals	7,013	4,576
Equipment rentals	53	73
Total rent expense	$9,356	$6,202

Aggregate minimum lease commitments at February 28, 2015, are as follows (in thousands):

Fiscal Year	Amount

2016	10,320
2017	7,376
2018	7,765
2019	5,824
2020	4,545
Thereafter	22,503
Total	$58,333

F-B-33

Purchase obligations

The Company has signed significant purchase agreements related to its new Saturday Night Live Exhibition.  Unpaid contracts amounts at the end of fiscal 2015 related to Saturday Night Live exhibition were $824 thousand.

Subsequent to fiscal year end 2015, the Company signed contracts of $1.6 million related to its new exhibition Saturday Night Live and funded $1.6 million in additional leasehold improvements.

Concentrations

The Company conducts business with certain third party presenters in order to bring its exhibitions to market.  If relationships with any or all of these presenters is damaged or the presenters decide to no longer conduct business with the Company, it is possible that the Company’s ability to bring its exhibits to market could be delayed or otherwise impaired.  There is currently no indication that these relationships are impaired or that the presenters intend to terminate their business relationship with the Company.

In addition, the Company currently presents four types of exhibits, three of which are dependent upon license agreements in order to present the exhibitions.  If license agreements related to the Company’s “Real Pirates”, “One Day in Pompeii”, or “Bodies… The Exhibition” exhibitions are not renewed in the future, it could prevent the Company from presenting these exhibitions.

The Company currently conducts some of its business outside of the U.S.  At February 28, 2015, the Company had three of its exhibits located outside the U.S. in Canada and Germany.

Note 16. Non-controlling Interest

Arts and Exhibitions International, LLC

On April 20, 2012, the Company’s PEM subsidiary and its wholly owned subsidiary, Newco, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and AEI pursuant to which Newco purchased substantially all of the assets of AEI.  The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.”  Of these four exhibitions, the Company is currently touring only “Real Pirates.” The Company granted a 10% interest in PEM to AEG Live valued at $3.0 million as part of this transaction.  The Company used Level 3 inputs based upon ASC 820 to value AEG Live’s interest in PEM.  The Company projected the future discounted cash flow by projecting the statement of operations and the probability of achievement to determine the fair value of the assets. During the year ended February 28, 2015 and 2014, the net loss related to the non-controlling interest in PEM was $1.2 million and $64 thousand, respectively.

Note 17.  Litigation and Other Legal Matters

Status of Salvor-in-Possession and Interim Salvage Award Proceedings

The Company has been party to a salvage case titled RMS Titanic, Inc. v. The Wrecked and Abandoned Vessel, et al., in rem for nearly 20 years.  The Company has served as sole salvor-in-possession of the Titanic wreck site since 1994.  On August 12, 2010, the U. S. District Court for the Eastern District of Virginia (the “District Court”) issued an opinion granting a salvage award to RMST based upon the Company’s work in recovering and conserving over three thousand artifacts from the wreck of Titanic during its expeditions conducted in 1993, 1994, 1996, 1998, 2000, and 2004 (the “Post 1987 Artifacts”).  The Company was awarded 100 percent of the fair market value of the artifacts, which the District Court set at approximately $110 million. The District Court reserved the right to determine whether to pay the Company a cash award from proceeds derived from a judicial sale, or in the alternative, to issue the Company an in-specie award of title to the artifacts with certain covenants and conditions which would govern their maintenance and future disposition.

On August 15, 2011, the District Court granted an in-specie award of title to the artifacts to RMST for the Post 1987 Artifacts.  Title to the Post 1987 Artifacts comes with certain covenants and conditions drafted and negotiated by the Company and the United States government. These covenants and conditions govern the maintenance and future disposition of the artifacts.  These covenants and conditions include the following:

F-B-34

·	The approximately 2,000 “1987 Artifacts” and the approximately 3,500 “Post 1987 Artifacts” must be maintained as a single collection;
·	The combined collections can only be sold together, in their entirety, and any buyer of the assets would be subject to the same conditions applicable to RMST and the purchase subject to court approval; and
·	RMST must comply with provisions that guarantee the long-term protection of all of the artifacts. These provisions include the creation by RMST of a reserve fund (the “Reserve Fund”). The Reserve Fund is irrevocably pledged to and held for the exclusive purpose of providing a performance guarantee for the maintenance and preservation of the Titanic collection for the public interest. The Company will pay into the Reserve Fund a minimum of twenty five thousand dollars ($25 thousand) for each future fiscal quarter until the corpus of such Reserve Fund equals five million dollars ($5 million). Though not required under the covenants and conditions, the Company may make additional payments into the Reserve Fund as it deems appropriate, consistent with its prior representations to the Court and sound fiscal operations. The Company established the Reserve Fund and funded it with $25 thousand during November 2011 and continues to fund it with quarterly $25 thousand payments. The balance in the Reserve Fund as of February 28, 2015 is $358 thousand, including interest income.

During these proceedings, on July 2, 2004, the District Court also rendered an opinion and order in which it held that it would not recognize a 1993 Proces-Verbal, pursuant to which the government of France granted RMST title to all artifacts recovered from the wreck site during the 1987 expedition (the “1987 Artifacts”).  RMST appealed the July 2, 2004 District Court order to the Appellate Court. On January 31, 2006, the Appellate Court reversed the lower court’s decision to invalidate the 1993 Proces-Verbal, pursuant to which the government of France granted RMST title to all artifacts recovered from the wreck site during the 1987 expedition. As a result, the Appellate Court tacitly reconfirmed that RMST owns the approximately 2,000 artifacts recovered during the 1987 expedition.  These artifacts were not part of the August 2011 award, but are now subject to certain of the covenants and conditions agreed to by the Company.

Status of International Treaty Concerning the Titanic Wreck

The U.S. Department of State (the “State Department”) and the National Oceanic and Atmospheric Administration of the U.S. Department of Commerce (“NOAA”) are working together to implement an international treaty (the “Treaty”) with the governments of the United Kingdom, France and Canada concerning the Titanic wreck site. If implemented in this country, this treaty could affect the way the District Court monitors our salvor-in-possession rights to the Titanic. These rights include the exclusive right to recover artifacts from the wreck site, claim possession of and perhaps title to artifacts recovered from the site, and display recovered artifacts. Years ago we raised objections to the State Department regarding the participation of the U.S. in efforts to reach an agreement governing salvage activities with respect to the Titanic. The proposed Treaty, as drafted, did not recognize our existing salvor-in-possession rights to the Titanic. The United Kingdom signed the Treaty in November 2003, and the U.S. signed the Treaty in June 2004. For the Treaty to take effect, the U.S. must enact implementing legislation. As no implementing legislation has been passed, the Treaty currently has no binding legal effect.

 In August 2011, the State Department and NOAA resubmitted draft legislation to Congress.  Since that time, RMST has worked with the U.S. government to develop a number of textual modifications to this proposed implementing legislation to address the Company’s concerns.  The proposed legislation has not passed and for now the legislation process has stalled.

Other Litigation

On December 17, 2014, the Company filed suit against James Beckmann and his company, Image Quest Worldwide, Inc. in the District Court of Clark County, Nevada.  The suit alleges that Image Quest Worldwide breached its July 19, 2010, sublease with the Company with respect to certain space at the Luxor Hotel and Casino. As an inducement to Premier to execute the sublease, James Beckman, the principal of Image Quest Worldwide, Inc., signed a personal guarantee which is enforceable if Image Quest failed to satisfy its obligations under the Sublease. The suit alleges that Image Quest failed to pay over $1.4 million in payments required under the Sublease. On April 24, 2015 Mr. Beckmann and Image Quest Worldwide answered the suit and filed a counterclaim against the Company for fraudulent inducement, alleging that Premier interfered with their right under the sublease to utilize the box-office to sell tickets to their exhibition. Mr. Beckmann and Image Quest Worldwide seek damages in excess of $10 thousand. The Company cannot currently determine whether Image Quest Worldwide, Inc. or Mr. Beckman have sufficient funds to pay some or all of the outstanding debt, and the outcome of the Company’s case and the counterclaim is not readily determinable at this time.

F-B-35

On December 7, 2014 Cyrus Milanian and Faan Qin filed suit against the Company in the United States District Court for the Northern District of Georgia, Atlanta Division alleging that the Company infringed their trademark. The plaintiffs seek damages in excess of $1 million. The case is in its initial stages and the outcome of the case is not readily determinable at this time. These plaintiffs have previously filed a number of similar nuisance actions against the Company, all of which have been dismissed at early stages. The lawsuit is in its early stages and the Company cannot predict the outcome of the case.

From time to time the Company is or may become involved in other legal proceedings that result from the operation of its exhibitions and business.

Settled Litigation

In April 2011, the Company filed suit in the U.S. District Court for the Northern District of Georgia against Serge Grimaux and his companies, including Serge Grimaux Presents, Inc. and 9104-5773 Quebec, Inc. The suit alleges that Grimeaux failed to pay over $800 thousand due and owing the Company under a series of license agreements pursuant to which Mr. Grimaux and his entities presented the Company’s Titanic and human anatomy exhibitions in venues throughout Canada.  The Company settled this litigation on November 10, 2011 for $375 thousand.  As of February 28, 2015 a receivable of $19 thousand, net of allowance for doubtful accounts of $202 thousand, is included in the Company’s accounts receivable.

On August 5, 2011, the Company filed suit in the U.S. District Court for the Southern District of New York against Gunther Von Hagens and his company, Plastination Company, Inc. The suit alleged that Von Hagens and Plastination breached a settlement agreement with the Company, tortiously interfered with the Company’s business, conspired against the Company and engaged in unfair competition practices.  These claims related to information Von Hagens and Plastination provided to ABC News and other third-parties about the origin of the human anatomy specimens licensed by the Company and used in its human anatomy exhibitions. The Company sued for unspecified damages. On April 23, 2013, the parties entered into a confidential settlement agreement under which the lawsuit has been dismissed. The proceeds related to this settlement were received in fiscal 2014.

On February 26, 2013, the Company filed suit in the U.S. District Court for the Northern District of Georgia, Atlanta Division against Thomas Zaller and his companies, Imagine Exhibitions, Inc. and Imagine Exhibitions, PTE, LTD. Mr. Zaller is a former executive of the Company. The suit alleged that Mr. Zaller and his companies fraudulently obtained certain of the Company’s confidential and proprietary intellectual property related to the design of its Titanic exhibitions. The Company claimed that Mr. Zaller and his companies unlawfully used such property in the development of their own competing Titanic exhibition which was presented at the Venetian Macau, and which has been marketed around the world. In the suit, the Company made claims against Mr. Zaller personally for conversion, breach of contract, and misappropriation of trade secrets under Georgia law.  The Company made claims against Mr. Zaller and his companies for unjust enrichment, fraud, fraudulent inducement, and trade dress violations under the Lanham Act.  The Company sued for unspecified damages.

On April 22, 2013, Kingsmen Exhibits PTE, LTD. filed suit against the Company in the High Court of the Republic of Singapore. This suit followed extensive correspondence between the Company and the Kingsmen companies regarding the allegations of wrongdoing by the Kingsmen companies, along with their partners Thomas Zaller and his companies. Kingsmen sought a judgment declaring that they did not violate the Singapore Copyright Act and the Singapore Trademark Act and prohibiting the Company from continuing to make claims that Kingsmen infringed the Company’s copyrights and trademarks. Kingsmen also sought unspecified damages from the Company related to actions taken by the Company to protect its confidential and proprietary intellectual property. On December 18, 2013, the Company filed a counterclaim against Kingsmen Exhibits PTE, LTD. in this lawsuit.  In the counterclaim, the Company alleged that Kingsmen unlawfully competed against the Company in the development and operation of its competing Titanic exhibition. Specifically, the Company alleged that Kingsmen infringed on its copyrights by unlawfully obtaining and using the Company’s design files to build its exhibitions.  The Company sought to enjoin Kingsmen from continuing to infringe on its rights, and for unspecified damages related to the infringement.

On December 2, 2014, the Company entered into a Full and General Mutual Release Settlement and Confidentiality Agreement (the “Agreement”) with Thomas Zaller, Imagine Exhibitions, Inc., Imagine Exhibitions, Inc., Imagine Exhibitions PTE, LTD., and TZ, Inc. (collectively, the “Zaller Parties”), and Kingsmen Exhibits PTE, LTD and Kingsmen Creative, LTD (collectively the “Kingsmen Parties”). The Agreement settled the litigation between the Company and the Zaller Parties in the United States District Court for the Northern District of Georgia, Atlanta Division, and between the Company and the Kingsmen Parties in the High Court of the Republic of Singapore.

F-B-36

The Agreement required the Zaller Parties to collectively pay the Company $725 thousand on or before December 4, 2014. This amount was received on December 4, 2014.  The Agreement stipulated that the Zaller Parties and the Kingsmen Parties denied any admission of fault or liability to the Company. Under the Agreement, the Zaller Parties also agreed not to stage a Titanic exhibition in the United States or Canada for a period of thirty six months or in Western Europe (defined as the United Kingdom, Ireland, France, Germany, Italy, Switzerland, Spain, Portugal, Sweden, Denmark and Norway) for a period of twenty four months.  Each of the parties to the Agreement executed mutual general releases.

On February 14, 2014, SeaVentures, LTD.  filed suit against the Company in the Circuit Court for the Ninth Judicial District in Orange County, Florida.  The suit alleged that the Company breached a contract with SeaVentures under which we were required to present one or more Titanic exhibitions jointly presenting Titanic artifacts and artifacts recovered from the RMS Carpathia which are owned by SeaVentures, LTD. SeaVentures sought $743 thousand plus interest and costs.

On April 3, 2015, RMST and the Company entered into a Full and General Mutual Release Settlement and Confidentiality Agreement with Seaventures which settled the litigation. Under the settlement, the Company to pay Seaventures the agreed sum of $425 thousand, as follows: $75 thousand on or before April 10, 2015; $100 thousand on or before March 1, 2016; $100 thousand on or before March 1, 2017; and $150 thousand on or before March 1, 2018. In addition the Company agreed to stage at least two joint exhibitions presenting Carpathia and Titanic artifacts within 24 months from the date of execution of the Agreement. The Company must pay Seaventures a portion of the net revenues for those joint exhibition or per ticket fee depending on the location of the exhibition.  Each of the parties to the Agreement executed mutual general releases. The Company recorded a liability of $344 thousand net of $81 thousand discount at 12% to reflect the present value of the future payments which is included in accounts payable and accrued liability as of February 28, 2015.

Legal Proceedings

The Company is currently involved in certain legal proceedings. To the extent that a loss related to a contingency is reasonably estimable and probable, the Company accrues an estimate of that loss. Because of the uncertainties related to both the amount and range of loss on certain pending litigation, the Company may be unable to make a reasonable estimate of the liability that could result from an unfavorable outcome of such litigation. As information becomes available, the Company assesses any potential liability related to pending litigation and makes or, if necessary, revises its estimates. Such revisions in estimates of potential liability could materially impact the Company’s results of operations and financial position.

The Company believes that adequate provisions for resolution of all contingencies, claims and pending litigation have been made for probable losses and that the ultimate outcome of these actions will not have a material adverse effect on the Company’s financial condition.

Note 18.  Foreign Operations

Our exhibitions regularly tour outside the U.S.  Approximately 13% and 8% of our revenues for fiscal 2015 and fiscal 2014, respectively, resulted from exhibition activities outside the U.S.  Aggregate foreign currency transaction loss included in Net income/(loss) in the Consolidated Statement of Comprehensive Income/(Loss) was $313 thousand and $137 thousand for fiscal 2015 and 2014, respectively.  Foreign currency translation adjustments, as presented in “Accumulated other comprehensive loss” in the Consolidated Balance Sheet, are reflected in the following table (in thousands):

Foreign currency translation gain/(loss):
Balance as of February 28, 2013	$(459)
Translation adjustment	9
Reclassification to earnings	137
Balance as of February 28, 2014	(313)
Reclassification to earnings	313
Balance as of February 28, 2015	$-

Note 19. Segment Information

The Company has two reportable segments - Exhibition Management and RMS Titanic.  The Exhibition Management segment involves the management of all of the Company’s exhibition operations, including the operation and management of Premier’s Bodies, Titanic (through an inter-company agreement with RMST), Dialog in the Dark and Pompeii exhibitions as well as the operation and management of the AEI properties known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.”  The exhibition management division also includes our exhibition merchandising business, conducted under the Company’s wholly owned subsidiary, Premier Merchandising, LLC.  The RMS Titanic segment manages the Company’s rights to the Titanic assets, including title to all of the recovered artifacts in the Company’s possession and all of the intellectual property (video, photos, maps, etc.) related to the recovery of the artifacts and research of the ship.  In addition, the RMS Titanic segment manages the Company’s responsibilities as salvor-in-possession of the Titanic wreck site.

F-B-37

Revenue derived from exhibitions presented outside of the U.S. was $3.7 million and $2.4 million for fiscal year 2015 and 2014, respectively.  The Company’s foreign exhibitions are all touring.  As such, the concentration of foreign income in any period is fluid and changes as exhibitions are moved, normally every four to six months.

All reported revenues were derived from external customers, with the exception of $1.2 million and $1.8 million reported for the RMS Titanic segment for fiscal 2015 and 2014, respectively.  This revenue represents a royalty fee paid by the Exhibition Management segment for the use of Titanic assets in its exhibits, and is reflected as a corresponding cost of revenue in the Exhibition Management segment.  Revenue earned and expenses charged between segments are eliminated in consolidation.

Certain corporate expenses are allocated based on intercompany agreements between PRXI, PEM and RMST for shared services.

The following tables reflect the Statements of Operations for fiscal 2015 and 2014, respectively, by segment (in thousands).

	Year Ended February 28, 2015
	(In thousands)

	Exhibition Management	RMS Titanic	Elimination	Total
Revenue	$29,390	$1,199	$(1,199)	$29,390
Cost of revenue (exclusive of depreciation and amortization)	20,983	-	(1,199)	19,784
Gross profit	8,407	1,199	-	9,606

Operating expenses:
General and administrative	11,577	1,232	-	12,809
Depreciation and amortization	4,560	-	-	4,560
Net gain on disposal of assets	(4)	-	-	(4)
Write-off of assets	104	-	-	104
Impairment of intangible assets	2,926	-	-	2,926
Gain on note payable fair market value adjustment	(338)	-	-	(338)
Contract and legal settlements	36	-	-	36
Total Operating expenses	18,861	1,232	-	20,093

Loss from operations	(10,454)	(33)	-	(10,487)

Other expense
Interest expense	(909)	-	-	(909)
Realized losses on foreign currency transactions	(313)	-	-	(313)
Other expense	15	1	-	16

Loss before income tax	(11,661)	(32)	-	(11,693)

Income tax benefit	-	-	-	-

Net loss	(11,661)	(32)	-	(11,693)
Less: Net loss attributable to non-controlling interest	(1,218)	-	-	(1,218)
Net loss attributable to the shareholders of Premier Exhibitions, Inc.	$(10,443)	$(32)	$-	$(10,475)

F-B-38

	Year Ended February 28, 2014
	(In thousands)

	Exhibition Management	RMS Titanic	Elimination	Total
Revenue	$29,348	$1,769	$(1,769)	$29,348
Cost of revenue (exclusive of depreciation and amortization)	17,137	-	(1,769)	15,368
Gross profit	12,211	1,769	-	13,980

Operating expenses:
General and administrative	11,567	1,194	-	12,761
Depreciation and amortization	4,097	53	-	4,150
Net gain on disposal of assets	(115)	-	-	(115)
Write-off of assets	132	666	-	798
Gain on note payable fair market value adjustment	(2,566)	-	-	(2,566)
Contract and legal settlements	(297)	-		(297)
	12,818	1,913	-	14,731

Loss from operations	(607)	(144)	-	(751)

Other income and (expenses)
Interest expense	(342)	-	-	(342)
Realized losses on foreign currency transactions	(137)	-	-	(137)
Other income	289	-	-	289

Loss before income tax	(797)	(144)	-	(941)

Income tax benefit	(108)	(55)	-	(163)

Net loss	(689)	(89)	-	(778)
Less: Net loss attributable to non-controlling interest	(64)	-	-	(64)
Net income attributable to the shareholders of Premier Exhibitions, Inc.	$(625)	$(89)	$-	$(714)

F-B-39

The assets in our Exhibition Management segment include exhibitry, leasehold improvements, and other assets necessary for operation of the Company’s exhibitions.  The RMS Titanic segment contains all of the Titanic assets, including title to all of the recovered artifacts in the Company’s possession and all related intellectual property (video, photos, maps, etc.).  The Company’s assets by segment are reflected in the following table (in thousands).

	February 28, 2015	February 28, 2014
Assets:
Exhibition Management	$31,203	$23,374
RMS Titanic	5,536	6,282
Corporate and unallocated	142	600
Total assets	$36,881	$30,256

Expenditures for additions to long-lived assets by segment for the year ended February 28, 2015 and February 28, 2014 are reflected in the table below (in thousands).

	February 28, 2015	February 28, 2014
Capital Expenditures:
Exhibition Management	$4,001	$3,114
RMS Titanic	-	-
Total capital expenditures	$4,001	$3,114

Note 20. Consignment Agreement and RMS Titanic Sale

The Company was party to a Consignment Agreement with Guernsey’s auction house to sell the Company’s Titanic artifacts and related intellectual property.  If a transaction had been closed, the Company would have been required to pay Guernsey’s a fee of up to 8% of the sale price if a purchase agreement were entered into within 60 days of the auction deadline, and up to 4% of the sale price if a purchase agreement were entered into thereafter.  The actual amount of the commission would have depended on the sale price, identity of the purchasing party and the date when the sale was closed.  The obligation to pay a fee to Guernsey for a Titanic artifact sale has ended pursuant to the terms of the agreement.  In addition, if a transaction to sell the Titanic artifact collection was closed, the Company may have been required to pay a transaction bonus to Christopher Davino, former President of RMST, dependent upon the sale price, identity of the purchasing party and the date when the sale is closed.  The obligation to pay a transaction bonus to Mr. Davino has ended.  In addition, the Company expects to incur other legal, accounting and investment banking expenses if and when a sale of the Titanic artifacts is completed. Prepaid fees related to the auction and professional fees related to the sale to the Consortium totaled $666 thousand and were written-off in fiscal 2014.  This write-off is included in the consolidated statements of operations as write-off of assets.

As the Company is currently focused on completing the DK Merger, it is not actively pursuing a sale of the Titanic artifacts and related intellectual property at this time.

Note 21. Liquidity and Capital Resources

The Company’s operations in the recent past have been financed primarily through cash flow from operations, existing cash and in fiscal 2015 the Pentwater Capital Management LP. notes payable.  The Company has incurred net losses for the majority of the past several years. Moving forward, the Company expects to have significant cash outflows in the near term based on the New York City lease, leasehold improvements of the leased space and new content development.

On September 30, 2014, Premier Exhibitions, Inc. entered into a short-term Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP. Together the Notes provided for a loan to the Company in the aggregate amount of $8.0 million. The Notes provided for the payment by the Company of interest on a monthly basis at the rate of 12% per annum, and the Notes mature and were required to be repaid in full on March 31, 2015.

Because the Notes matured and had to be paid in full on March 31, 2015, the Company had to obtain replacement financing for the Notes or negotiate an extension or forbearance with the Pentwater affiliates by that date. The Company considered a number of potential transactions that would provide replacement capital for the Company, including a financing transaction with one or more potential strategic partners, a private placement of equity securities, and a private placement of convertible promissory notes, including potentially to some of the Company’s existing shareholders.

F-B-40

On April 2, 2015 the Company announced that it had entered into a definitive merger agreement (“Merger Agreement”) whereby it plans to combine with Dinoking Tech Inc. (“DK”). Under the Merger Agreement, the DK shareholders will be entitled to up to 24% of the fully diluted ownership of the Company for all of the issued and outstanding shares of DK. In addition, an investor group has agreed to provide up to $13.5 million in convertible debt funding to Premier to repay $8 million of existing debt and $5.5 million for corporate purposes including the completion of the development of “Saturday Night Live: The Exhibition” and “Premier Exhibitions 5th Avenue,” the Company’s state-of-the-art exhibition and special events center located in New York City.  To date the investor group has provided $11.5 million of this funding, which was used to retire the debt owed to Pentwater Capital, to continue funding improvements on the building at 417 Fifth Avenue, and to complete our Saturday Night Live Exhibition.  The transaction has been approved by the Board of Directors of Premier. Premier’s principal shareholder, Sellers Capital, LLC, and the directors and officers of the Company have entered into agreements to vote in favor of the transaction. The completion of the transaction is subject to Premier shareholder approval among other customary closing conditions.  The shareholder meeting to approve the transaction is expected to be held no later than September 2015. The merger is expected to be completed in September 2015.

While the Company recently repaid a loan of $8.0 million, the Company will have to repay these amounts to DK if the merger transaction does not close.  As a result, the Company will have to refinance the debt or obtain funds to repay the debt in full if that occurs.  The Company could be capital constrained and unable to fulfill the terms of this and other agreements if its access to capital sources does not improve in the near term.  Management believes that the Company’s access to capital depends on near-term improvement to its operating results.

If the Merger Agreement is not approved, or a public or private placement of equity securities or of convertible promissory notes, including potentially to some of the Company’s existing shareholders, is not completed, the Company may have to seek the protection of the U.S. bankruptcy laws and/or cease operating as a going concern. In addition, if the Company does not meet its payment obligations to third parties as they come due, the Company may be subject to an involuntary bankruptcy proceeding or other litigation claims. Even if the Company were successful in defending against these potential claims and proceedings, such claims and proceedings could result in substantial costs and be a distraction to management, and may result in unfavorable results that could further adversely impact our financial condition.

If the Company makes a bankruptcy filing, is subject to an involuntary bankruptcy filing, or is otherwise unable to continue as a going concern, the Company may be required to liquidate its assets and may receive less than the value at which those assets are carried on its financial statements, and it is likely that shareholders will lose all or a part of their investments. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 22. Subsequent Events

Merger Agreement

See Note 21. Liquidity and Capital Resources regarding the Merger Agreement with DK entered into on April 2, 2015.

  Upon the closing of the transaction, we expect that the DK shareholders and the investor group will hold approximately 47% of the outstanding Premier voting shares, subject to additional contingent payments, and the right to nominate four out of seven board members. Mr. Bao will become the Executive Chairman, President and Chief Executive Officer of Premier while DK will become an indirect wholly-owned subsidiary

If this merger is consummated, the Company’s net operating loss carryforwards may be significantly limited under Section 382 of the Internal Revenue Code. The limitation imposed by Section 382 of the Internal Revenue Code would place an annual limitation on the amount of the NOL carry forwards that can be utilized. The Company has not performed any analysis of whether or not there has been a cumulative change in ownership of greater than 50%. If this analysis were to be completed and it was determined that there has been a change in ownership, the amount of the NOL carryforwards available may be reduced significantly. However, since the valuation allowance fully reserves for all available carry forwards, the effect of the reduction would be offset by a reduction in the valuation allowance. Thus, the resolution of this matter would have no effect on the reported assets, liabilities, revenues, and expenses for the periods presented.

F-B-41

Consulting Agreement with Samuel S. Weiser

On April 2, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Weiser (our former Executive Chairman, and prior to that, our President and Chief Executive Officer), pursuant to which Mr. Weiser resigned as Executive Chairman and as a member of the Company’s board of directors and agreed to make himself available to provide consulting advice as and when reasonably requested by Premier through September 30, 2015.  In the Consulting Agreement, the parties agreed that the Employment Agreement, dated August 28, 2014, relating to Mr. Weiser’s service as Executive Chairman is terminated and that the payments and benefits under the Separation Agreement and Release, dated June 20, 2014 (the “Separation Agreement”), between Mr. Weiser and the Company will recommence, as contemplated by the Employment Agreement.  In consideration for Mr. Weiser’s agreement to provide consulting services, and in addition to the payments and benefits recommencing under the Separation Agreement, the Company agreed to pay Mr. Weiser consulting fees in the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the Transaction and September 30, 2015.  The Company also agreed to reimburse Mr. Weiser for the attorney fees incurred by him in negotiating and executing the Consulting Agreement, not to exceed $5,000.  In addition, Mr. Weiser’s outstanding option, dated June 12, 2013, to acquire 15,000 shares of the Company’s common stock was amended to lower the exercise price to $4.48 per share and extend the term for an additional five years.  The Consulting Agreement contains a mutual release of claims and mutual non-disparagement provision.

Litigation Settlement

On April 3, 2015 RMST, a subsidiary of Premier Exhibitions, Inc. entered into a Full and General Mutual Release Settlement and Confidentiality Agreement (the “Agreement”) with Seaventures, LTD (“SV”). The Agreement settles litigation between the Company and SV in the Circuit Court for Orange Country, Florida.

The Agreement requires RMST to pay SV the agreed sum of $425 thousand, as follows: $75 thousand to SV on or before April 10, 2015; $100 thousand on or before March 1, 2016; $100 thousand on or before March 1, 2017; and $150 thousand on or before March 1, 2018. In addition the Company must stage at least two Joint Exhibitions with SV within 24 months from the date of execution of the Agreement in which SV is entitled to a portion of the net revenues or $1 per ticket sold depending on the location of the exhibition.  Each of the parties to the Agreement executed mutual general releases.  The Company recorded a liability of $344 thousand net of $81 thousand discount at 12% to reflect the present value of the future payments which is included in accounts payable and accrued liability as of February 28, 2015.

Capital Lease

On March 30, 2015, the Company signed two capital leases for a total of $250 thousand at an interest rate is 6.5%.  Total monthly payments under the leases are approximately $5,000 per month for 60 months.The leases are secured by certain equipment at our Saturday Night Live Exhibition.

Warehouse Lease

On March 2, 2015, the Company signed a lease for warehouse space in Atlanta, Georgia.  The lease term begins March 1, 2015 and expires on February 28, 2016.  Total future minimum payments under the lease are $81,600.

Purchase Obligations

Subsequent to fiscal year end 2015, the Company signed contracts of $1.6 million related to its new exhibition “Saturday Night Live” and $1.6 million for additional leasehold improvements.

Internal Revenue Service Examination

On May 1, 2015 the Company received notice from the Internal Revenue Service that the Company’s 2013 tax return had been selected for examination.  The examination is expected to begin in the second fiscal quarter of 2016.

F-B-42

Investor Funding

On May 4, 2015, the Company borrowed an additional $3.5 million from the investor group discussed in Note 21.  These funds are being used to complete the leasehold improvements of the 417 5th Avenue building and for our Saturday Night Live exhibition.

F-B-43

FINANCIAL INFORMATION FOR THE THREE MONTHS ENDED MAY 31, 2015

Premier Exhibitions, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share data)

	May 31, 2015 (Unaudited)	February 28, 2015
ASSETS

Current assets:
Cash and cash equivalents	$1,589	$4,798
Accounts receivable, net of allowance for doubtful accounts of $220	1,669	1,417
Merchandise inventory, net of reserve of $25	1,101	1,127
Income taxes receivable	49	49
Prepaid expenses	3,209	2,684
Other current assets	505	459
Total current assets	8,122	10,534

Artifacts owned, at cost	2,877	2,881
Salvor's lien	1	1
Property and equipment, net of accumulated depreciation of $23,539 and $22,766, respectively	20,930	11,503
Exhibition licenses, net of accumulated amortization of $5,225 and $6,069, respectively	1,561	1,629
Film, gaming and other application assets, net of accumulated amortization of $1,882 and $1,726, respectively	1,451	1,608
Deferred financing costs, net of accumulated amortization of $383 and $318, respectively	-	65
Future rights fees, net of accumulated amortization of $3,592 and $3,551, respectively	788	829
Construction deposit	-	134
Lease incentive	1,290	5,899
Restricted cash	93	426
Restricted securities	801	801
Deferred income taxes	60	60
Long-term exhibition costs	195	261
Subrogation rights	250	250
Total Assets	$38,419	$36,881

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$6,151	$4,782
Deferred rent	159	668
Deferred revenue	2,380	2,901
Deferred income taxes	60	60
Current portion of capital lease obligations	72	31
Current portion of royalty payable, net of discount of $29 and $48, respectively	268	413
Current portion of notes payable, net of discount of $7 and $10, respectively	11,693	8,190
Total current liabilities	20,783	17,045

Long-Term liabilities:
Lease abandonment	891	997
Deferred rent	9,137	8,867
Long-term portion of capital lease obligations	267	32
Long-term portion of royalty payable, net of discount of $48	207	301
Total long-term liabilities	10,502	10,197

Commitment and Contingencies

Shareholders' equity:
Common stock; $.0001 par value; authorized 65,000,000 shares; issued 4,917,423 and 4,916,644 shares, respectively; outstanding 4,917,222 and 4,916,443 shares, respectively	1	1
Additional paid-in capital	54,144	54,104
Accumulated deficit	(48,382)	(46,105)
Accumulated other comprehensive loss	(13)	(13)
Less treasury stock, at cost; 201 shares	(1)	(1)
Equity Attributable to Shareholders of Premier Exhibitions, Inc.	5,749	7,986
Equity Attributable to Non-controlling interest	1,385	1,653
Total liabilities and shareholders' equity	$38,419	$36,881

The accompanying notes are an integral part of the condensed consolidated financial statements.

F-B-44

Premier Exhibitions, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended May 31,
	2015	2014
Revenue:
Exhibition revenue	$5,913	$6,008
Merchandise revenue	1,272	1,345
Management fee	34	138
Licensing fee	30	-
Total revenue	7,249	7,491

Cost of revenue:
Exhibition costs	4,971	3,821
Cost of merchandise sold	538	586
Total cost of revenue (exclusive of depreciation and amortization shown separately below)	5,509	4,407

Gross profit	1,740	3,084

Operating expenses:
General and administrative	2,866	3,295
Depreciation and amortization	1,038	1,151
Gain on sale of assets	-	(4)
Total operating expenses	3,904	4,442

Loss from operations	(2,164)	(1,358)

Other income and (expense)
Interest expense	(375)	(23)
Other income/(expense)	(6)	18
Total other expense	(381)	(5)

Loss before income taxes	(2,545)	(1,363)

Income tax expense	-	-

Net loss	(2,545)	(1,363)
Less: Net loss attributable to non-controlling interest	268	151
Net loss attributable to the shareholders of Premier Exhibitions, Inc.	$(2,277)	$(1,212)

Net loss per share:
Basic loss per common share	$(0.46)	$(0.25)
Diluted loss per common share	$(0.46)	$(0.25)

Shares used in basic per share calculations	4,917,087	4,906,440
Shares used in diluted per share calculations	4,917,087	4,906,440

Comprehensive loss	$(2,277)	$(1,212)

The accompanying notes are an integral part of the condensed consolidated financial statements.

F-B-45

Premier Exhibitions, Inc.

Condensed Consolidated Statements of Cash Flow

(in thousands)

(unaudited)

	Three Months Ended May 31,
	2015	2014
Cash flows from operating activities:
Net loss	$(2,545)	$(1,363)

Adjustments to reconcile net loss to net cash provided by/(used in) operating activities:
Depreciation and amortization	1,038	1,151
Lease abandonment	(106)	(117)
Stock-based compensation	40	73
Allowance for doubtful accounts	-	10
Amortization of deferred financing costs	65	-
Write-off of assets	16	-
Amortization of debt discount	22	21
Gain on sale of assets	-	(4)
Changes in operating assets and liabilities:
Increase in accounts receivable	(346)	(59)
Decrease in merchandise inventory	26	61
Increase in prepaid expenses	(627)	(391)
Increase in other assets	(46)	(20)
Decrease in income taxes receivable	-	73
Increase in other receivables	-	(10)
(Increase)/decrease in restricted cash	333	(8)
Decrease in long-term development costs	152	83
Increase in accounts payable and accrued liabilities	1,369	1,052
Increase/(decrease) in deferred rent	(239)	5
Increase/(decrease) in deferred revenue	(521)	562
Total adjustments	1,176	2,482
Net cash provided by/(used in) operating activities	(1,369)	1,119

Cash flows from investing activities:
Purchases of property and equipment	(5,166)	(370)
Redemption of certificates of deposit	-	201
Purchase of restricted certificate of deposit	-	(800)
Proceeds from disposal of assets	-	4
Decrease in artifacts	4	6
Net cash used in investing activities	(5,162)	(959)

Cash flows from financing activities:
Deferred financing costs	-	(50)
Payments on capital lease obligations	(14)	(9)
Proceeds from notes payable	3,500	-
Payments on royalty payable	(164)	(220)
Net cash provided by/(used in) financing activities	3,322	(279)

Net decrease in cash and cash equivalents	(3,209)	(119)
Cash and cash equivalents at beginning of period	4,798	3,434
Cash and cash equivalents at end of period	$1,589	$3,315

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$193	$9
Cash received during the period for taxes	$-	$(73)
Supplemental disclosure of non-cash investing and financing activities:
Net assets recognized from execution of royalty agreement	$-	$31
Non-cash payment on royalty payable	$94	$-
Non-cash refinancing of notes payable	$8,000	$-
Non-cash purchase of property and equipment using lease incentive and construction deposit	$4,743	$-
Purchase of property and equipment under capital leases	$290	$-

The accompanying notes are an integral part of the condensed consolidated financial statements.

F-B-46

PREMIER EXHIBITIONS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1.     Background and Basis of Presentation

Description of Business

Premier Exhibitions, Inc. and subsidiaries, (the “Company” or “Premier”) are in the business of presenting to the public museum-quality touring exhibitions around the world.  Since our establishment, we have developed, deployed, and operated unique exhibition products that are presented to the public in exhibition centers, museums, and non-traditional venues.   Income from exhibitions is generated primarily through ticket sales, third-party licensing, sponsorships and merchandise sales.

Titanic Ventures Limited Partnership (“TVLP”), a Connecticut limited partnership, was formed in 1987 for the purposes of exploring the wreck of the R.M.S. Titanic and its surrounding oceanic areas.  In May of 1993, RMS Titanic, Inc. (“RMST”) entered into a reverse merger under which RMST acquired all of the assets and assumed all of the liabilities of TVLP and TVLP became a shareholder of RMST.  In October of 2004, we reorganized and Premier Exhibitions, Inc. became the parent company of RMST and RMST became a wholly-owned subsidiary.  Additional wholly-owned subsidiaries were established in order to operate the various domestic and international exhibitions of the Company.

Our exhibitions tour regularly outside the U.S.  Approximately 8.2% of our revenues for the three months ended May 31, 2015 resulted from exhibition revenues outside of the U.S. compared with 10.2% for the three months ended May 31, 2014.  Many of our financial arrangements with our international trade partners are based upon the U.S. dollar, which limits the Company’s exposure to the risk of currency fluctuations between the U.S. dollar and the currencies of the countries in which our exhibitions are touring.

Corporate Structure

Our business has been divided into an exhibition management division and a content division.  The content division is the Company’s existing subsidiary, RMST, which holds all of the Company’s rights with respect to the Titanic assets and is the salvor-in-possession of the Titanic wreck site.  These assets include title to all of the recovered artifacts in the Company’s possession, in addition to all of the intellectual property (data, video, photos, maps, etc.) related to the recovery of the artifacts and scientific study of the ship.

We also formed a new entity, Premier Exhibition Management LLC (“PEM”), in September 2011, to manage all of the Company’s exhibition management (exhibition division).  This currently includes the operation and management of our “Bodies,” “Titanic” (pursuant to an intercompany agreement with RMST), “Real Pirates,” “The Discovery of King Tut,” “Saturday Night Live,” and “Pompeii” (closed May 25, 2015) exhibitions.  PEM also pursues “fee for service” arrangements to manage exhibitions based on content owned or controlled by third parties.

On April 20, 2012, PEM and its wholly-owned subsidiary, PEM Newco, LLC (“Newco”),  both subsidiaries of the Company, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC pursuant to which Newco purchased substantially all of the assets of Arts and Exhibitions International, LLC (“AEI”).  The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.” Of these four exhibitions, the Company is currently touring only “Real Pirates”.  The acquired assets include rights agreements with the owners of the artifacts and intellectual property comprising the exhibitions, museum/venue agreements for existing exhibition venues, sponsorship agreements, a warehouse lease and an office lease. In addition, the acquired assets include intellectual property related to proposed future exhibitions that the Company may further develop and produce, including the exhibit “One Day in Pompeii”, which was being toured by the Company during the first quarter of fiscal 2016.  The Company will operate any such additional properties through its exhibition management subsidiary.  Subsequent to the asset purchase, Newco changed its name to Arts and Exhibitions International, LLC.

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On July 12, 2012, the Company purchased substantially all of the assets of Exhibit Merchandising, LLC for $125 thousand.  As part of the acquisition of the assets of Exhibit Merchandising, LLC, we obtained the rights to sell all merchandise related to “Tutankhamun and the Golden Age of the Pharaohs”, “Cleopatra: The Exhibition” and “Real Pirates”. These merchandising rights are operated under our Premier Merchandising, LLC subsidiary.

The restructuring of the Company and changes in its management, reflect that Premier has two operating segments – Exhibition Management (PEM) and Content Management (RMST).

Basis of Presentation

When we use the terms “Premier,” “Company,” “we,” “us” and “our,” we mean Premier Exhibitions, Inc., a Florida corporation and its subsidiaries.  We have prepared the accompanying unaudited condensed consolidated financial statements and condensed notes pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and accounting principles generally accepted in the United States (“U.S. GAAP”) regarding interim financial reporting.  Accordingly, they do not contain all of the information and notes required by U.S. GAAP for complete financial statements and should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for our fiscal year ended February 28, 2015.  In our opinion, the accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting of only normal recurring adjustments) considered necessary for a fair presentation of our financial condition as of May 31, 2015, our results of operations for the three months ended May 31, 2015 and 2014 and cash flows for the three months ended May 31, 2015 and 2014.  The data in the consolidated balance sheet as of February 28, 2015 was derived from our audited consolidated balance sheet as of February 28, 2015, as presented in our Annual Report on Form 10-K for our fiscal year ended February 28, 2015.  The unaudited condensed consolidated financial statements include the accounts of Premier, its wholly-owned subsidiaries after the elimination of all significant intercompany accounts and transactions, and its consolidated joint venture.  Our operating results for the three months ended May 31, 2015 are not necessarily indicative of the operating results that may be expected for future periods or the full fiscal year ending February 28, 2016 (“fiscal 2016”).

Significant Accounting Policies

For a description of significant accounting policies, see the Summary of Significant Accounting Policies footnote to the Financial Statements included in the Company’s 2015 Annual Report on Form 10-K.  There have been no material changes to the Company’s significant accounting policies since the filing of the Company’s 2015 Annual Report on Form 10-K.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from reported results using those estimates.

Recent Accounting Pronouncements

Recently Issued

Revenue from Contracts with Customers Update 2014-09 (ASU 2014-09)

In May of 2014, FASB issued Accounting Standards Update No. 2014-09 that affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance.

F-B-48

The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  The provisions of the guidance will be effective for the Company beginning in the first fiscal quarter of 2018.  The Company is currently evaluating the impact of this accounting pronouncement on our consolidated financial statements.

Preparation of Financial Statements - Going Concern Update 2014-15 (ASU 2014-15)

In August 2014, FASB issued Accounting Standards Update No. 2014-15, “Preparation of Financial Statements - Going Concern (Subtopic 205-40), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under U.S. GAAP, continuation of a reporting entity as a going concern is presumed as the basis for preparing financial statements unless and until the entity’s liquidation becomes imminent. Preparation of financial statements under this presumption is commonly referred to as the going concern basis of accounting. If and when an entity’s liquidation becomes imminent, financial statements should be prepared under the liquidation basis of accounting in accordance with Subtopic 205-30, “Presentation of Financial Statements - Liquidation Basis of Accounting.” Even when an entity’s liquidation is not imminent, there may be conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but the amendments in this Update should be followed to determine whether to disclose information about the relevant conditions and events. The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Company is currently evaluating the impact of this accounting pronouncement on our consolidated financial statements.

Note 2.     Net Loss Per Share

Basic per share amounts exclude dilution and are computed using the weighted average number of common shares outstanding for the period. Diluted per share amounts reflect the potential reduction in earnings per share that could occur if equity based awards were exercised or converted into common stock, unless the effects are anti-dilutive (i.e., the exercise price is greater than the average market price of the common shares). Potential common shares are determined using the treasury stock method and include common shares issuable upon exercise of outstanding stock options and warrants.

The following table sets forth the computation of basic and diluted net income per share.

	Three Months Ended May 31,
	2015	2014

Numerator:
Net loss attributable to shareholders (in thousands)	$(2,277)	$(1,212)

Denominator:
Basic weighted-average shares outstanding	4,917,087	4,906,440
Effect of dilutive stock options and warrants	-	-
Diluted weighted-average shares outstanding	4,917,087	4,906,440

Net loss per share:
Basic	$(0.46)	$(0.25)
Diluted	$(0.46)	$(0.25)

Equity based awards are not included in the per share computation because the option exercise price was greater than the average market price of the common share. The number of shares excluded for the three months ended May 31, 2015 and 2014 was 91,167.

Note 3.     Notes Payable, Royalty Payable, and Capital Lease Obligations

Notes Payable

On October 17, 2011, the Company entered into an asset purchase agreement (the “Agreement”) to purchase the assets of a Titanic-themed exhibition (Titanic: The Experience or “TTE”) in Orlando, Florida, from Worldwide Licensing & Merchandising, Inc. and its shareholder, G. Michael Harris (together, “Worldwide”). Pursuant to the Agreement, the Company purchased the assets of the Orlando exhibition from Worldwide in an installment sale.  The Company agreed to pay Worldwide directly a total of $800 thousand over a two-year period, and also agreed to assume rental and other arrearages owed by Worldwide, totaling $720 thousand, which the Company will pay over a four-year period.  Based upon an interest rate of 7.6% the net present value of these payments was approximately $1,377 thousand as of the date of the transaction.

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As of May 31, 2015, the short-term portion of the note payable was $193 thousand and relates to rental and other arrearages payable on behalf of Worldwide.  The final payment on this note payable is due in December 2015.

On September 30, 2014, Premier Exhibitions, Inc. entered into a Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP.  Together the Notes provided for a loan to the Company in the aggregate amount of $8.0 million.  The Notes provided for the payment by the Company of interest on a monthly basis at the rate of 12.0% per annum, and the Notes matured on March 31, 2015.  The Notes required the Company to pay a closing fee to the Pentwater affiliates in the aggregate amount of 3% of the loan amount and the fees and expenses incurred by the Pentwater affiliates in connection with the negotiation and execution of the Notes.  Deferred financing cost related to this loan totaled $388 thousand.

The Notes were guaranteed by each of RMST, PEM, Arts and Exhibitions International LLC, and Premier Merchandising, LLC, all of which are subsidiaries of the Company.

The Notes were secured by substantially all of the assets of the Company and the subsidiary guarantors, including the stock of each of the subsidiary guarantors.  The security interest did not apply to the Titanic assets held by RMST, but applied to all revenues, contracts and agreements lawfully arising out of the Titanic assets.

The lenders’ exercise of rights and remedies with respect to the stock of RMST and any revenues, contracts and agreements lawfully arising out of the Titanic assets were expressly governed by and subject to the terms and conditions of the applicable court orders governing the ownership of the Titanic assets by RMST, which included (i) the Opinion issued by the United States District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 12, 2010; (ii) the Order issued by the United State District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 15, 2011; (iii) the Revised Covenants and Conditions for the Future Disposition of Objects Recovered from the R.M.S. Titanic by RMST pursuant to an in-specie salvage award granted by the United States District Court for the Eastern District of Virginia, dated as of August 15, 2011; and (iv) the Process Verbal, issued on October 12, 1993 by the Maritime Affairs Administrator for the Ministry of Equipment Transportation and Tourism, French Republic to Titanic Ventures Limited Partnership.

On April 2, 2015, the Company announced that it had entered into a definitive merger agreement (the “Merger Agreement”) whereby it will combine with Dinoking Tech Inc. (“DK”). In addition, on April 2, 2015, an investor group agreed to provide up to $13.5 million in convertible debt funding to Premier to repay $8 million of existing debt and $5.5 million for corporate purposes, including the completion of the development of “Saturday Night Live: The Exhibition” and “Premier Exhibitions 5th Avenue,” the Company’s state-of-the-art exhibition and special events center located in New York City.  As of May 31, 2015, the investor group had assumed and repaid the $8.0 million Pentwater note and approved an additional $3.5 million in funding.  The full $11.5 million is included in short-term notes payable; the additional $2 million were provided in June 2015.  The $3.5 million was used to continue funding improvements on the building at 417 Fifth Avenue, and to complete our “Saturday Night Live: The Exhibition.”  The Notes provide for the payment by the Company of interest on a monthly basis at the rate of 12.0% per annum and carry the same guarantees and collateral as the Pentwater loans noted above.  See Note 6. Liquidity and Capital Resources for further discussion of this note payable.

Royalty Payable

On April 20, 2012, PEM and PEM Newco, LLC,  both subsidiaries of the Company, entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC pursuant to which Newco purchased substantially all of the assets of AEI.  The assets purchased include the rights and tangible assets relating to four touring exhibitions known as “King Tut II,” “Cleopatra,” “America I Am” and “Real Pirates.”  Of these four exhibitions, the Company is currently touring only “Real Pirates”.   The Company issued a non-recourse non-interest bearing note as part of this transaction.  The book value of the note was recorded based upon the expected future cash flows of the exhibitions and discounted to its net present value at an imputed interest rate of 7.0%.

F-B-50

In March 2014, the Company paid $300 thousand and purchased the tangible assets that were required to be returned to AEG Live, LLC at the end of the purchase agreement.

On April 17, 2014, PEM and AEG terminated the Promissory Note. As part of the termination of the Promissory Note, PEM and AEG entered into a revenue payment agreement (the “Revenue Payment Agreement”) providing for modified future payments to AEG with respect to bookings of acquired exhibitions.  Pursuant to the Revenue Payment Agreement, going forward PEM will make royalty payments to AEG equal to (a) 90% of net revenues from future bookings and (b) 20% of the net revenues from proposed exhibitions acquired from AEG that are ultimately developed and presented.   “Net Revenues” are determined after deduction by PEM of the direct expenses of operating the exhibitions.  Pursuant to the Revenue Payment Agreement, AEG will pay to PEM a management fee of 10% of gross revenues (after deducting any booking fees) for each calendar year thereafter; provided that the management fee shall not be less than the following minimum fees: $500,000 in calendar year 2014; and $125,000 in calendar years 2015 and 2016.

We considered the accounting guidance in ASC 805, 405, and 470 when evaluating the accounting for the note cancellation and execution of the revenue payment agreement. We note that there was no substantive modification of the obligations under the Note that were made in connection with the cancellation of the Note and the execution of the revenue payment agreement.   Accordingly, we do not believe the note was settled and therefore the royalty obligation will continue to be remeasured each period until it is ultimately settled.

Beginning in the first fiscal quarter of 2015, revenues, expenses, assets, and liabilities related to these exhibitions are recorded on a gross reporting basis in the Company’s consolidated financial statements since we are now the primary obligor under these agreements, are fulfilling the customer agreements with assets that the Company has all rights and title to, rather than acting in a management capacity as it was prior to the amendment, have latitude to determine pricing and retain future profits from the arrangement with customers, and retain the credit risk with customers.  The majority of the assets and liabilities added as a result of this are restricted cash and deferred revenue.

During the fourth quarter of fiscal 2015, the Company, using Level 3 inputs based upon FASB ASC 820, updated the expected future cash flows of the exhibitions and discounted the cash flows at 12.0% to estimate the future payment to AEG Live, LLC based upon the revenue payment agreement.  As a result of this review, the royalty payable was reduced by $338 thousand to reflect the updated estimated future payments under the revenue payment agreement. The significant unobservable inputs used in the fair value measurement are forecasts of expected future annual cash flows as developed by the Company's management.  Significant increases or decreases in these unobservable inputs in isolation would likely result in a significantly higher or lower fair value measurement.  In addition, we evaluated the Company’s future rights fees as part of this update and determined that the future rights fees were impaired by $2.7 million.

As of May 31, 2015, the short-term portion of the royalty payable was $268 thousand and the long-term portion was $207 thousand.

Capital Lease Obligations

The Company leases certain computer and security equipment under capital leases.  During the first quarter of fiscal 2016, the Company entered into capital leases for $290 thousand. As of May 31, 2015, the balance sheet reflects the short-term portion of capital lease obligations of $72 thousand and the long-term portion of $267 thousand.

F-B-51

Note 4.     Legal Proceedings and Contingencies

Status of Salvor-in-Possession and Interim Salvage Award Proceedings

The Company has been party to a salvage case titled RMS Titanic, Inc. v. The Wrecked and Abandoned Vessel, et al., in rem for over 20 years.  The Company has served as sole salvor-in-possession of the Titanic wreck site since 1994.  On August 12, 2010, the U. S. District Court for the Eastern District of Virginia (the “District Court”) issued an opinion granting a salvage award to RMST based upon the Company’s work in recovering and conserving over three thousand artifacts from the wreck of Titanic during its expeditions conducted in 1993, 1994, 1996, 1998, 2000, and 2004 (the “Post 1987 Artifacts”).  The Company was awarded 100 percent of the fair market value of the artifacts, which the District Court set at approximately $110 million. The District Court reserved the right to determine whether to pay the Company a cash award from proceeds derived from a judicial sale, or in the alternative, to issue the Company an in-specie award of title to the artifacts with certain covenants and conditions which would govern their maintenance and future disposition.

On August 15, 2011, the District Court granted an in-specie award of title to the artifacts to RMST for the Post 1987 Artifacts.  Title to the Post 1987 Artifacts comes with certain covenants and conditions drafted and negotiated by the Company and the United States Government. These covenants and conditions govern the maintenance and future disposition of the artifacts.  These covenants and conditions include the following:

·	The approximately 2,000 “1987 Artifacts” and the approximately 3,500 “Post 1987 Artifacts” must be maintained as a single collection;

·	The combined collections can only be sold together, in their entirety, and any purchaser of the collections would be subject to the same conditions applicable to RMST and the purchase subject to court approval; and

·	RMST must comply with provisions that guarantee the long-term protection of all of the artifacts. These provisions include the creation by RMST of a reserve fund (the “Reserve Fund”). The Reserve Fund is irrevocably pledged to and held for the exclusive purpose of providing a performance guarantee for the maintenance and preservation of the Titanic collection for the public interest. The Company will pay into the Reserve Fund a minimum of twenty five thousand dollars ($25 thousand) for each future fiscal quarter until the corpus of such Reserve Fund equals five million dollars ($5 million). Though not required under the covenants and conditions, the Company may make additional payments into the Reserve Fund as it deems appropriate, consistent with its prior representations to the Court and sound fiscal operations. The Company established the Reserve Fund and funded it with $25 thousand during November 2011 and continues to make quarterly $25 thousand payments. The balance in the Reserve Fund as of May 31, 2015 is $383 thousand, including interest income.

During these proceedings, on July 2, 2004, the District Court also rendered an opinion and order in which it held that it would not recognize a 1993 Proces-Verbal, pursuant to which the government of France granted RMST title to all artifacts recovered from the wreck site during the 1987 expedition (the “1987 Artifacts”).  RMST appealed the July 2, 2004 District Court order to the Appellate Court. On January 31, 2006, the Appellate Court reversed the lower court’s decision to invalidate the 1993 Proces-Verbal, pursuant to which the government of France granted RMST title to all artifacts recovered from the wreck site during the 1987 expedition. As a result, the Appellate Court tacitly reconfirmed that RMST owns the approximately 2,000 artifacts recovered during the 1987 expedition.  These artifacts were not part of the August 2011 award, but are now subject to certain of the covenants and conditions agreed to by the Company.

Status of International Treaty Concerning the Titanic Wreck

The U.S. Department of State (the “State Department”) and the National Oceanic and Atmospheric Administration of the U.S. Department of Commerce (“NOAA”) are working together to implement an international treaty (the “Treaty”) with the governments of the United Kingdom, France and Canada concerning the Titanic wreck site. If implemented in this country, the Treaty could affect the manner in which the District Court monitors the Company’s salvor-in-possession rights to the Titanic. These rights include the exclusive right to recover artifacts from the wreck site, claim possession of and perhaps title to artifacts recovered from the site, and display recovered artifacts. Years ago the Company voiced objections to the State Department regarding the participation of the U.S. in efforts to reach an agreement governing salvage activities with respect to the Titanic. The proposed Treaty, as drafted, did not recognize the Company’s existing salvor-in-possession rights to the Titanic. The United Kingdom signed the Treaty in November 2003, and the U.S. signed the Treaty in June 2004. For the Treaty to take effect, the U.S. must enact implementing legislation. As no implementing legislation has been passed, the Treaty currently has no binding legal effect.

F-B-52

 In August 2011, the State Department and NOAA resubmitted draft legislation to Congress.  Since that time, RMST has worked with the U.S. Government to develop a number of textual modifications to this proposed implementing legislation to address the Company’s concerns.  The proposed legislation has not passed and presently appears to be stalled.

Other Litigation

On December 17, 2014, the Company filed suit against James Beckmann and his company, Image Quest Worldwide, Inc., in the District Court of Clark County, Nevada.  The suit alleges that Image Quest Worldwide breached its July 19, 2010, sublease with the Company with respect to certain space at the Luxor Hotel and Casino. As an inducement to the Company to execute the sublease, James Beckman, the principal of Image Quest Worldwide, Inc., signed a personal guarantee which is enforceable if Image Quest fails to satisfy its obligations under the Sublease. The suit alleges that Image Quest failed to pay over $1.4 million in payments required under the Sublease. On April 24, 2015, Mr. Beckmann and Image Quest Worldwide answered the suit and filed a counterclaim against the Company for fraudulent inducement, alleging that the Company interfered with their right under the sublease to utilize the box-office to sell tickets to their exhibition. Mr. Beckmann and Image Quest Worldwide seek damages in excess of $10 thousand. The Company cannot currently determine whether Image Quest Worldwide, Inc. or Mr. Beckman have sufficient funds to pay some or all of the outstanding debt, and the outcome of the Company’s claims and the counterclaim are not readily determinable at this time.

On December 7, 2014 Cyrus Milanian and Faan Qin filed suit against the Company in the United States District Court for the Northern District of Georgia, Atlanta Division, alleging that the Company infringed their trademark. The plaintiffs seek damages in excess of $1 million. These plaintiffs have previously filed a number of similar nuisance actions against the Company, all of which have been dismissed at early stages. The lawsuit is in its early stages and the Company cannot presently opine on the outcome of the case.

From time to time the Company is or may become involved in other legal proceedings that result from the operation of its exhibitions and business.

Settled Litigation

In April 2011, the Company filed suit in the U.S. District Court for the Northern District of Georgia against Serge Grimaux and his companies, including Serge Grimaux Presents, Inc. and 9104-5773 Quebec, Inc. The suit alleges that Grimeaux failed to pay over $800 thousand due and owing the Company under a series of license agreements pursuant to which Mr. Grimaux and his entities presented the Company’s Titanic and human anatomy exhibitions in venues throughout Canada.  The Company settled this litigation on November 10, 2011 for $375 thousand.  As of May 31, 2015 a receivable of $11 thousand, net of allowance for doubtful accounts of $210 thousand, is included in the Company’s accounts receivable.

On February 26, 2013, the Company filed suit in the U.S. District Court for the Northern District of Georgia, Atlanta Division against Thomas Zaller and his companies, Imagine Exhibitions, Inc. and Imagine Exhibitions, PTE, LTD. Mr. Zaller is a former executive of the Company. The suit alleged that Mr. Zaller and his companies fraudulently obtained certain of the Company’s confidential and proprietary intellectual property related to the design of its Titanic exhibitions, and unlawfully used that intellectual property in the development of their own competing Titanic exhibition, which was initially presented at the Venetian Macau, and then marketed around the world. In the suit, the Company brought claims against Mr. Zaller personally for conversion, breach of contract, and misappropriation of trade secrets under Georgia law.  The Company also brought claims against Mr. Zaller and his companies for unjust enrichment, fraud, fraudulent inducement, and trade dress violations under the Lanham Act.  The Company sued for unspecified damages.

F-B-53

On April 22, 2013, Kingsmen Exhibits PTE, Ltd. filed suit against the Company in the High Court of the Republic of Singapore. This suit followed extensive correspondence between the Company and the Kingsmen companies regarding the allegations of wrongdoing by the Kingsmen companies, along with their partners Thomas Zaller and his companies. Kingsmen sought a judgment declaring that they did not violate the Singapore Copyright Act and the Singapore Trademark Act and prohibiting the Company from continuing to make claims that Kingsmen infringed the Company’s copyrights and trademarks. Kingsmen also sought unspecified damages from the Company related to actions taken by the Company to protect its confidential and proprietary intellectual property. On December 18, 2013, the Company filed a counterclaim against Kingsmen Exhibits PTE, Ltd. in that lawsuit.  In the counterclaim, the Company alleged that Kingsmen unlawfully competed against the Company in the development and operation of its competing Titanic exhibition. Specifically, the Company alleged that Kingsmen infringed on its copyrights by unlawfully obtaining and using the Company’s design files to build its exhibitions.  The Company sought to enjoin Kingsmen from continuing to infringe on its rights, and for unspecified damages related to the infringement.

On December 2, 2014, the Company entered into a Full and General Mutual Release, Settlement and Confidentiality Agreement (the “Agreement”) with Thomas Zaller, Imagine Exhibitions, Inc., Imagine Exhibitions, Inc., Imagine Exhibitions PTE, Ltd., and TZ, Inc. (collectively, the “Zaller Parties”), and Kingsmen Exhibits PTE, Ltd and Kingsmen Creative, Ltd (collectively the “Kingsmen Parties”). The Agreement settled the litigation between the Company and the Zaller Parties in the United States District Court for the Northern District of Georgia, Atlanta Division, and between the Company and the Kingsmen Parties in the High Court of the Republic of Singapore.

The Agreement required the Zaller Parties to collectively pay the Company $725 thousand on or before December 4, 2014. This amount was received on December 4, 2014.  The Agreement stipulated that the Zaller Parties and the Kingsmen Parties denied any admission of fault or liability to the Company. Under the Agreement, the Zaller Parties also agreed not to stage a Titanic exhibition in the United States or Canada for a period of thirty six months or in Western Europe (defined as the United Kingdom, Ireland, France, Germany, Italy, Switzerland, Spain, Portugal, Sweden, Denmark and Norway) for a period of twenty four months.

On February 14, 2014, SeaVentures, Ltd.  filed suit against the Company in the Circuit Court for the Ninth Judicial District of Orange County, Florida.  The suit alleged that the Company breached a license agreement with SeaVentures under which the Company was required to present certain joint exhibitions containing both Titanic artifacts and artifacts recovered from the RMS Carpathia owned by SeaVentures. SeaVentures sought $743 thousand, plus interest and costs.

On April 3, 2015, RMST and the Company entered into a Full and General Mutual Release, Settlement and Confidentiality Agreement with Seaventures which settled the litigation. Under the settlement, the Company agreed to pay Seaventures $425 thousand, as follows: $75 thousand on or before April 10, 2015, $100 thousand on or before March 1, 2016; $100 thousand on or before March 1, 2017; and $150 thousand on or before March 1, 2018. In addition, the Company agreed to stage at least two joint exhibitions presenting Carpathia and Titanic artifacts within 24 months from the date of execution of the Agreement. The Company will pay Seaventures a portion of the net revenues from those joint exhibition or a per ticket fee, depending on the location of the joint exhibition.   In fiscal year 2015, the Company recorded a liability for this settlement of $344 thousand, net of an $81 thousand discount at 12%, to reflect the present value of the future payments.  The balance as of May 31, 2015 is $278 thousand.

Legal Proceedings

The Company is currently involved in certain legal proceedings. To the extent that a loss related to a contingency is reasonably estimable and probable, the Company accrues an estimate of that loss. Because of the uncertainties related to both the amount and range of loss on certain pending litigation, the Company may be unable to make a reasonable estimate of the liability that could result from an unfavorable outcome of such litigation. As information becomes available, the Company assesses any potential liability related to pending litigation and makes or, if necessary, revises its estimates. Such revisions to estimates of potential liability could materially impact the Company’s results of operations and financial position.

F-B-54

The Company believes that adequate provisions for resolution of all contingencies, claims and pending litigation have been made for probable losses and that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial condition.

Revenue and Sales and Use Tax Examinations

As of May 31, 2015, the Internal Revenue Service (“IRS”) has completed examination of the Company’s federal tax returns for the fiscal years ended February 28 (29), 2010, 2009, 2008 and 2007, with no significant adjustments required. The tax years February 28 (29), 2011-2014 remain open to IRS examination. On May 1, 2015 the Company received notice from the IRS that the Company’s tax return for the fiscal year ended February 28, 2013 had been selected for examination.  On July 2, 2015, the Company received notice from the IRS that the tax return of Premier Exhibition Management, LLC for the fiscal year ended February 28, 2013 had been selected for examination. The examinations are expected to begin in the second fiscal quarter of 2016.  In addition to the review by the IRS, the Company is, at times, under review by various state revenue authorities.

As of May 8, 2014, the State of New York completed its most recent examination of the Company’s sales and use tax returns for its operations in the State of New York for all periods through May 31, 2012.  The State of New York assessed additional sales and use tax of approximately $374,000 as it relates to the Company’s presentation of its Bodies exhibition at the South Street Seaport during this time period. This amount has been accrued in the Company’s financial statements. The Company has appealed this assessment on the grounds that the license agreement which governs the human anatomy specimens is not subject to sales and use tax. The Company has requested a hearing before an administrative tax tribunal.

Note 5.     Segment Information

The Company has two reportable segments - Exhibition Management and RMS Titanic.  The Exhibition Management segment involves the management of all of the Company’s exhibition operations, including the operation and management of Premier’s “Bodies,” “Titanic” (through an inter-company agreement with RMST), “Real Pirates,” “The Discovery of King Tut,” “Saturday Night Live,” and “Pompeii” (closed May 25, 2015) exhibitions. The exhibition management division also includes our exhibition merchandising business, conducted under the Company’s wholly-owned subsidiary, Premier Merchandising, LLC.   The RMS Titanic segment manages the Company’s rights to the Titanic assets, including title to all of the recovered artifacts in the Company’s possession and all of the intellectual property (video, photos, maps, etc.) related to the recovery of the artifacts and research of the ship.  In addition, the RMS Titanic segment manages the Company’s responsibilities as salvor-in-possession of the Titanic wreck site.

Revenue derived from exhibitions presented outside of the U.S. was $595 thousand and $763 thousand for the three months ended May 31, 2015 and 2014, respectively.  The Company’s foreign exhibitions are all touring.  As such, the concentration of foreign income in any period is fluid and changes as exhibitions are moved, normally every four to six months.

All reported revenues were derived from external customers, with the exception of $292 thousand and $311 thousand reported for the RMS Titanic segment for the three months ended May 31, 2015 and 2014, respectively.  This revenue represents a royalty fee paid by the Exhibition Management segment for the use of Titanic assets in its exhibits, and is reflected as a corresponding cost of revenue in the Exhibition Management segment.  Revenue earned and expenses charged between segments are eliminated in consolidation.

Certain corporate expenses are allocated to the RMS Titanic segment based on an intercompany agreement between PEM and RMST for corporate shared services.  The remaining corporate expenses and income taxes are allocated to the Exhibition Management segment.

F-B-55

The following tables reflect the Statements of Operations for the three months ended May 31, 2015 and 2014 by segment (in thousands):

	Three Months Ended May 31, 2015
	(In thousands)

	Exhibition Management	RMS Titanic	Elimination	Total
Revenue	$7,249	$292	$(292)	$7,249
Cost of revenue (exclusive of depreciation and amortization)	5,801	-	(292)	5,509
Gross profit	1,448	292	-	1,740

Operating expenses:
General and administrative	2,607	259	-	2,866
Depreciation and amortization	1,038	-	-	1,038
Total Operating expenses	3,645	259	-	3,904

Income/(loss) from operations	(2,197)	33	-	(2,164)

Other expense	(381)	-	-	(381)

Income/(loss) before income tax	(2,578)	33	-	(2,545)

Income tax expense	-	-	-	-

Net income/(loss)	(2,578)	33	-	(2,545)
Less: Net loss attributable to non-controlling interest	268	-	-	268
Net income/(loss) attributable to the shareholders of Premier Exhibitions, Inc.	$(2,310)	$33	$-	$(2,277)

	Three Months Ended May 31, 2014
	(In thousands)

	Exhibition Management	RMS Titanic	Elimination	Total
Revenue	$7,491	$311	$(311)	$7,491
Cost of revenue (exclusive of depreciation and amortization)	4,718	-	(311)	4,407
Gross profit	2,773	311	-	3,084

Operating expenses:
General and administrative	2,998	297	-	3,295
Depreciation and amortization	1,151	-	-	1,151
Gain on disposal of property and equipment	(4)	-	-	(4)
Total Operating expenses	4,145	297	-	4,442

Income/(loss) from operations	(1,372)	14	-	(1,358)

Other expense	(5)	-	-	(5)

Income/(loss) before income tax	(1,377)	14	-	(1,363)

Income tax expense	-	-	-	-

Net income/(loss)	(1,377)	14	-	(1,363)
Less: Net loss attributable to non-controlling interest	151	-	-	151
Net income/(loss) attributable to the shareholders of Premier Exhibitions, Inc.	$(1,226)	$14	$-	$(1,212)

The assets in our Exhibition Management segment include exhibitry, leasehold improvements, and other assets necessary for operation of the Company’s exhibitions.  The RMS Titanic segment contains all of the Titanic assets, including title to all of the recovered artifacts in the Company’s possession and all related intellectual property (video, photos, maps, etc.).  The Company’s assets by segment are reflected in the following table (in thousands).

	May 31, 2015	February 28, 2015

Assets:

Exhibition Management	$32,939	$23,374
RMS Titanic	5,350	6,282
Corporate and unallocated	130	600
Total assets	$38,419	$30,256

F-B-56

Expenditures for additions to long-lived assets by segment for the three months ended May 31, 2015 and 2014 are reflected in the table below (in thousands):

Capital Expenditures:

	May 31, 2015	May 31, 2014

Exhibition Management	$5,166	$370
RMS Titanic	-	-
Total capital expenditures	$5,166	$370

Note 6.     Liquidity and Capital Resources

The Company’s operations in the recent past have been financed primarily through cash flow from operations, existing cash and, in fiscal 2015, the Pentwater Capital Management LP notes payable and, in fiscal 2016, convertible debt financing under the merger agreement discussed below.  The Company has incurred net losses for the majority of the past several years. Moving forward, the Company expects to have significant cash outflows in the near term based on the New York City lease, leasehold improvements of the leased space and new content development.

On September 30, 2014, the Company entered into a short-term Secured Promissory Note and Guarantee with each of two affiliates of Pentwater Capital Management LP. Together the Notes provided for a loan to the Company in the aggregate amount of $8.0 million. The Notes provided for the payment by the Company of interest on a monthly basis at the rate of 12% per annum, and the Notes matured and were required to be repaid in full on March 31, 2015.

Because the Notes matured and had to be paid in full on March 31, 2015, the Company had to obtain replacement financing for the Notes or negotiate an extension or forbearance with the Pentwater affiliates by that date. The Company considered a number of potential transactions that would provide replacement capital for the Company, including a financing transaction with one or more potential strategic partners, a private placement of equity securities, and a private placement of convertible promissory notes, including potentially to some of the Company’s existing shareholders.

On April 2, 2015 the Company announced that it had entered into a definitive merger agreement (the “Merger Agreement”) whereby it plans to combine with Dinoking Tech Inc. (“DK”). Under the Merger Agreement, the DK shareholders will be entitled to up to 24% of the fully diluted ownership of the Company for all of the issued and outstanding shares of DK. In addition, an investor group has agreed to provide up to $13.5 million in convertible debt funding to Premier to repay $8 million of existing debt and $5.5 million for corporate purposes including the completion of the development of “Saturday Night Live: The Exhibition” and “Premier Exhibitions 5th Avenue,” the Company’s state-of-the-art exhibition and special events center located in New York City.  As of May 31, 2015, the investor group has provided $11.5 million of this funding, with the remainder provided in June 2015.  The Company used this funding to retire the debt owed to Pentwater Capital, to continue funding improvements on the building at 417 Fifth Avenue, and to complete our “Saturday Night Live” exhibition.  The transaction has been approved by the Board of Directors of Premier. Premier’s principal shareholder, Sellers Capital, LLC, and the directors and officers of the Company have entered into agreements to vote in favor of the transaction. The completion of the transaction is subject to Premier shareholder approval among other customary closing conditions.  The shareholder meeting to approve the transaction is expected to be held no later than September 2015. The merger is expected to be completed in September 2015.

While the Company recently repaid a loan of $8.0 million, the Company will have to repay these amounts if the merger transaction does not close.  As a result, the Company will have to refinance the debt or obtain funds to repay the debt in full if that occurs.  In addition, if the merger transaction is terminated under certain conditions the Company would be required to  pay a $1 million breakup fee to DK. The Company could be capital constrained and unable to fulfill the terms of this and other agreements if its access to capital sources does not improve in the near term.  Management believes that the Company’s access to capital depends on near-term improvement to its operating results.

If the Merger Agreement is not approved, or a public or private placement of equity securities or of convertible promissory notes, including potentially to some of the Company’s existing shareholders, is not completed, the Company may have to seek the protection of the U.S. bankruptcy laws and/or cease operating as a going concern. In addition, if the Company does not meet its payment obligations to third parties as they come due, the Company may be subject to an involuntary bankruptcy proceeding or other litigation claims. Even if the Company were successful in defending against these potential claims and proceedings, such claims and proceedings could result in substantial costs and be a distraction to management, and may result in unfavorable results that could further adversely impact our financial condition.

F-B-57

If the Company makes a bankruptcy filing, is subject to an involuntary bankruptcy filing, or is otherwise unable to continue as a going concern, the Company may be required to liquidate its assets and may receive less than the value at which those assets are carried on its financial statements, and it is likely that shareholders will lose all or a part of their investments. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 7.     Merger Agreement

See Note 6. Liquidity and Capital Resources regarding the Merger Agreement with DK entered into on April 2, 2015.

Upon the closing of the transaction, we expect that the DK shareholders and the investor group will hold 47.0% of the outstanding Premier voting shares, subject to additional contingent payments, and the right to nominate four out of seven board members. Mr. Bao will become the Executive Chairman, President and Chief Executive Officer of Premier while DK will become an indirect wholly-owned subsidiary.

If this merger is consummated, the Company’s net operating loss carryforwards may be significantly limited under Section 382 of the Internal Revenue Code. The limitation imposed by Section 382 of the Internal Revenue Code would place an annual limitation on the amount of the NOL carry forwards that can be utilized. The Company has not performed any analysis of whether or not there has been a cumulative change in ownership of greater than 50%. If this analysis were to be completed and it was determined that there has been a change in ownership, the amount of the NOL carryforwards available may be reduced significantly. However, since the valuation allowance fully reserves for all available carry forwards, the effect of the reduction would be offset by a reduction in the valuation allowance. Thus, the resolution of this matter would have no effect on the reported assets, liabilities, revenues, and expenses for the periods presented.

Note 8.     Consulting Agreement with Samuel S. Weiser

On April 2, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Weiser (our former Executive Chairman, and prior to that, our President and Chief Executive Officer), pursuant to which Mr. Weiser resigned as Executive Chairman and as a member of the Company’s board of directors and agreed to make himself available to provide consulting advice as and when reasonably requested by Premier through September 30, 2015.  In consideration for Mr. Weiser’s agreement to provide consulting services the Company agreed to pay Mr. Weiser consulting fees in the aggregate amount of $300,000, with $20,000 being paid on a monthly basis and the balance being paid on the earlier of the closing of the Transaction or September 30, 2015.

Note 9.     Subsequent Events

Investor Funding

In June 2015 the Company received the remaining $2 million in investor funding discussed in Note 3. Notes Payable, Royalty Payable, and Capital Lease Obligations above.

Internal Revenue Service Examination

On July 2, 2015, the Company received notice from the Internal Revenue Service that the tax return of Premier Exhibition Management, LLC for the fiscal year ended February 28, 2013 had been selected for examination. This examination is expected to begin in the second fiscal quarter of 2016.

F-B-58

Annex A

DINOKING TECH INC. AND PREMIER EXHIBITIONS, INC.
 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information present the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations based upon the combined historical financial statements of Dinoking Tech Inc. (“Dinoking”) and Premier Exhibitions, Inc. (“Premier”) after giving effect to the transaction between Dinoking and Premier and adjustments described in the accompanying notes. The transaction will be accounted for as a reverse acquisition under the acquisition method of accounting, which requires determination of the accounting acquirer. The accounting guidance for business combinations, Accounting Standards Codification 805, provides that in identifying the acquiring entity in a combination effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including: the relative voting rights of the stockholders of the constituent companies in the combined company, the existence of a large minority voting interest in the combined entity if no other owner or organized group of owners has a significant voting interest, the composition of the board of directors and senior management of the combined company, the relative size of each company and the terms of the exchange of equity securities in the business combination, including payment of any premium.

Dinoking will be entitled to designate the majority of the board of directors of the combined company, and will receive approximately 47% of the equity securities and voting rights of the combined company. As such, Dinoking is considered to be the acquirer of Premier for accounting purposes.  This means that Dinoking will allocate the purchase price to the fair value of Premier’s assets and liabilities at the acquisition date, with any excess purchase price being recorded as goodwill.

The unaudited pro forma condensed combined balance sheet as of May 31, 2015 and the unaudited pro forma condensed combined statement of operations for the quarter ended May 31, 2015 are based on the historical financial statements of Premier for the fiscal quarter ended May 31, 2015 and the historical financial statements of Dinoking as of March 31, 2015.  The unaudited pro forma condensed combined statement of operations for the year ended February 28, 2015 are based on the historical financial statements of Premier for the fiscal year ended February 28, 2015 and the historical financial statements of Dinoking as of December 31, 2014.  For additional information regarding the presentation of the Dinoking financial statements, refer to the audited financial statements of Dinoking as of December 31, 2014 and for the year then ended, and the unaudited financial statements of Dinoking as of March 31, 2015, which are included in this proxy statement.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with business combination accounting guidance as provided in Accounting Standards Codification 805, and reflect the allocation of the preliminary purchase price to the acquired assets and liabilities based upon their estimated fair values, using the assumptions set forth in the notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet as of May 31, 2015 gives effect to the acquisition as if it had occurred on May 31, 2015, and includes all adjustments that give effect to events that are directly attributable to the acquisition and are factually supportable including the allocation of the preliminary purchase price to the acquired assets and liabilities based upon their estimated fair values. The unaudited pro forma condensed combined statement of operations for the quarter ended May 31, 2015 and year ended February 28, 2015 gives effect to the acquisition as if it had occurred on March 1,  2015 and March 1, 2014, respectively, and includes all adjustments that give effect to events that are directly attributable to the acquisition, are expected to have a continuing impact, and are factually supportable including the allocation of the preliminary purchase price to the acquired assets and liabilities based upon their estimated fair values.

The unaudited pro forma condensed combined financial information should be read in conjunction with the audited historical financial statements of each of Dinoking and the notes thereto as well as the audited and unaudited historical financial statements of Premier and the notes thereto, as well as the disclosures contained in Premier’s Management’s Discussion and Analysis of Financial Condition and Results of Operations. Additional information about the basis of presentation of this information is provided in Note 1 hereto.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transaction or any integration costs. Furthermore, the unaudited pro forma condensed combined statements of operations do not include certain nonrecurring charges and the related tax effects which result directly from the transaction as described in the notes to the unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Balance Sheet
(in thousands)

	Dinoking	Premier					Premier
	Tech, Inc.	Exhibitions, Inc.	Pro Forma	Pro Forma	Pro Forma		Exhibitions, Inc.
	Historical (1)	Historical (2)	Adjustments (3)	Adjustments (3)	Adjustments (3)		Pro-forma
ASSETS
			(a)	(b)
Current assets:
Cash and cash equivalents	$944	$1,589	$(1,589)	$1,589	$(944	)(d)	$1,589
Certificates of deposit and other investments	41	-	-	-	(41	)(d)	-
Accounts receivable, net of allowance for doubtful accounts	492	1,669	(1,669)	1,669			2,161
Merchandise inventory, net of reserve	-	1,101	(1,101)	1,101			1,101
Prepaid expenses	370	3,209	(3,209)	3,209			3,579
Current portion of net investment in leases	953	-	-	-			953
Other current assets	-	505	(505)	505			505
Income taxes receivable	11	49	(49)	49			60
Total current assets	2,811	8,122	(8,122)	8,122	(985)		9,948

Property and equipment, net of accumulated depreciation	1,815	20,930	(20,930)	20,930	-		22,745
Lease incentive and construction deposit	-	1,290	(1,290)	1,290	-		1,290
Artifacts owned, at cost	-	2,877	(2,877)	2,877	-		2,877
Long-term portion of net investment in leases	2,585	-	-	-	-		2,585
Restricted certificate of deposit	-	801	(801)	801	-		801
Restricted cash	-	93	(93)	93	-		93
Long-term exhibition costs	-	195	(195)	195	-		195
Subrogation rights and salvor's lien	-	251	(251)	251	-		251
Deferred income taxes	105	60	(60)	60	-		165
Exhibitions licenses, net of accumulated amortization	-	1,561	(1,561)	2,632	-		2,632
Film and gaming assets, net of accumulated amortization	-	1,451	(1,451)	-	-		-
Future rights fees, net of accumulated amortization'	-	788	(788)	929	-		929
Goodwill	-	-	-	310	-		310
Tradenames and trademarks	27	-	-	1,239	-		1,266
Total Assets	$7,343	$38,419	$(38,419)	$39,729	$(985)		$46,087

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$655	$6,151	$(6,151)	$6,151	$-		$6,806
Deferred revenue	887	2,380	(2,380)	2,380	-		3,267
Deferred rent	-	159	(159)	159	-		159
Income tax payable	11	-	-	-	-		11
Deferred income taxes	-	60	(60)	60	-		60
Short-term portion of capital lease obligations	-	72	(72)	72	-		72
Short-term portion of royalty payable, net of discount	-	268	(268)	268	-		268
Short-term portion of notes payable, net of discount	456	11,693	(11,693)	193 (c)	-		649
Total current liabilities	2,009	20,783	(20,783)	9,283	-		11,292

Long-Term liabilities:
Deferred rent	-	9,137	(9,137)	9,137	-		9,137
Future contingent payments	-	-	-	4,400	-		4,400
Lease abandonment	-	891	(891)	891	-		891
Long-term portion of notes payable	716	-	-	-	-		716
Long-term portion of royalty payable, net of discount	-	207	(207)	207	-		207
Long-term portion of capital lease obligations	-	267	(267)	267	-		267
Total long-term liabilities	716	10,502	(10,502)	14,902	-		15,618

Commitment and Contingencies

Shareholders' equity:
Common stock, preferred stock, additional
paid-in capital, and treasury stock	-	54,144	(54,144)	15,544			15,544
Retained earnings/(accumulated deficit)	4,618	(48,382)	48,382	-	(985	)(d)	3,633
Accumulated other comprehensive loss		(13)	13	-	-		-
Equity Attributable to Shareholders of Premier Exhibitions, Inc.	4,618	5,749	(5,749)	15,544	(985)		19,177
Equity Attributable to Non-controlling interest	-	1,385	(1,385)	-	-		-
Total liabilities and shareholders' equity	$7,343	$38,419	$(38,419)	$39,729	$(985)		$46,087

(1)	This financial information is from the unaudited Dinoking Tech, Inc. balance sheet as of March 31, 2015 converted to US Dollars and Premier Exhibitions, Inc. financial statement format.
(2)	This financial information is from the unaudited Premier Exhibitions balance sheet as of May 31, 2015.
(3)	See Note 4. Pro Forma Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations.

Unaudited Pro Forma Condensed Combined Statement of Operations
(in thousands, except share and per share amounts)

	Dinoking	Premier					Premier
	Tech, Inc.	Exhibitions, Inc.	Pro Forma		Pro Forma		Exhibitions, Inc.
	Historical (1)	Historical (2)	Adjustments (3)		Adjustments (3)		Pro-forma
Revenue:
Exhibition revenue	$1,142	$5,913	-		-		$7,055
Merchandise and other	-	1,272	-		-		1,272
Management fee	-	34	-		-		34
Licensing fee	-	30	-		-		30
Total revenue	1,142	7,249	-		-		8,391

Cost of revenue:
Exhibition costs	249	4,971	-		-		5,220
Cost of merchandise sold	-	538	-		-		538
Total cost of revenue (exclusive of depreciation and amortization shown separately below)	249	5,509	-		-		5,758

Gross profit	893	1,740	-		-		2,633

Operating expenses:
General and administrative	823	2,866	-		-		3,689
Depreciation and amortization	112	1,038	(266	)(e)	240	(h)	1,124
Total operating expenses	935	3,904	(266)		240		4,813

Income/(loss) from operations	(42)	(2,164)	266		(240)		(2,180)

Interest expense	(16)	(375)	339	(f)	-		(52)
Realized gains/(losses) on foreign currency transactions	34	-	-		(34	)(i)	-
Other income	-	(6)	-		-		(6)

Income/(loss) before income taxes	(24)	(2,545)	605		(274)		(2,238)

Income tax expense	-	-	-				-

Net income/(loss)	(24)	(2,545)	605				(2,238)
Reclassification of foreign currency transactions to earnings		-	-				-
Comprehensive income/(loss)	(24)	(2,545)	605		-		(2,238)
Less: Net loss attributable to noncontrolling interests	-	268	(268	)(g)	-		-
Comprehensive income/(loss) attribuable to Premier Exhibitions, Inc.	$(24)	$(2,277)	$337		$-		$(2,238)

Net loss per share:
Basic loss per common share		$(0.46)					$(0.24)
Diluted loss per common share		$(0.46)					$(0.24)

Shares used in basic per share calculations		4,917,087	4,448,116				9,365,203
Shares used in diluted per share calculations		4,917,087	4,448,116				9,365,203

(1)	This financial information is from the unaudited Dinoking Tech, Inc. statement of operations as of March 31, 2015 converted to US Dollars and Premier Exhibitions, Inc. financial statement format.
(2)	This financial information is from the unaudited Premier Exhibitions statement of operations as of May 31, 2015.
(3)	See Note 4. Pro Forma Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations.

Unaudited Pro Forma Condensed Combined Statement of Operations
(in thousands, except share and per share amounts)

	Dinoking	Premier					Premier
	Tech, Inc.	Exhibitions, Inc.	Pro Forma		Pro Forma		Exhibitions, Inc.
	Historical (1)	Historical (2)	Adjustments (3)		Adjustments (3)		Pro-forma
Revenue:
Exhibition revenue	$10,080	$23,961	-		-		$34,041
Merchandise and other	-	4,925	-		-		4,925
Management fee	-	474	-		-		474
Licensing fee	-	30	-		-		30
Total revenue	10,080	29,390	-		-		39,470

Cost of revenue:
Exhibition costs	1,492	17,689	-		-		19,181
Cost of merchandise sold	-	2,095	-		-		2,095
Total cost of revenue (exclusive of depreciation and amortization shown separately below)	1,492	19,784	-		-		21,276

Gross profit	8,588	9,606	-		-		18,194

Operating expenses:
General and administrative	2,350	12,809	-		-		15,159
Depreciation and amortization	450	4,560	(1,276	)(e)	960	(h)	4,694
Net gain on disposal of assets	-	(4)	-		-		(4)
Write-off of assets	-	104	-		-		104
Impairment of goodwill and intangible assets	-	2,926	(2,926	)(j)	-		-
Gain on note payable fair market value adjustment	-	(338)	-		-		(338)
Contract and legal settlements loss/(gain)	-	36	-		-		36
Total operating expenses	2,800	20,093	(4,202)		960		19,651

Income/(loss) from operations	5,788	(10,487)	4,202		(960)		(1,457)

Interest expense	(74)	(909)	723	(f)	-		(260)
Realized gains/(losses) on foreign currency transactions	204	(313)	-		(204	)(i)	(313)
Other income	-	16	-		-		16

Income/(loss) before income taxes	5,918	(11,693)	4,925		(1,164)		(2,014)

Income tax expense	784	-	-		(678	)(k)	106

Net income/(loss)	5,134	(11,693)	4,925		(486)		(2,120)
Reclassification of foreign currency transactions to earnings	129	313	-		(129	)(i)	313
Comprehensive income/(loss)	5,263	(11,380)	4,925		(615)		(1,807)
Less: Net loss attributable to noncontrolling interests	-	(1,218)	1,218	(g)	-		-
Comprehensive income/(loss) attribuable to Premier Exhibitions, Inc.	$5,263	$(10,162)	$4,925		$(615)		$(1,807)

Net loss per share:
Basic loss per common share		$(2.13)					$(0.23)
Diluted loss per common share		$(2.13)					$(0.23)

Shares used in basic per share calculations		4,909,887	4,448,116				9,358,003
Shares used in diluted per share calculations		4,909,887	4,448,116				9,358,003

(1)	This financial information is from the audited Dinoking Tech, Inc. statement of operations as of December 31, 2014 converted to US Dollars and Premier Exhibitions, Inc. financial statement format.
(2)	This financial information is from the audited Premier Exhibitions statement of operations as of February 28, 2015.
(3)	See Note 4. Pro Forma Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are (i) directly attributable to the transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the transaction and certain other adjustments. The final determination of the purchase price allocation will be based on the fair values of assets acquired and liabilities assumed as of the date the transaction closes, and could result in a significant change to the unaudited pro forma condensed combined financial information, including goodwill.

Dinoking’s historical results are derived from Dinoking’s unaudited consolidated balance sheet as of March 31, 2015 and the statement of operations and comprehensive income/(loss) for the period then ended and the audited statement of operations and comprehensive income for the year ended December 31, 2014.  Premier’s historical results are derived from Premier’s unaudited consolidated balance sheet as of May 31, 2015 and the statement of operations and comprehensive income/(loss) for the period then ended and the statement of income and comprehensive loss for the year ended February 28, 2015.

Note 2. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet as of May 31, 2015 and the unaudited pro forma condensed combined statement of operations for the quarter ended May 31, 2015 are based on the historical financial statements of Premier for the fiscal quarter ended May 31, 2015 and the historical financial statements of Dinoking as of March 31, 2015. The unaudited pro forma condensed combined statement of operations for the year ended February 28, 2015 are based on the historical financial statements of Premier for the fiscal year ended February 28, 2015 and the historical financial statements of Dinoking as of December 31, 2014. For additional information regarding the presentation of the Dinoking financial statements, refer to the audited financial statements of Dinoking as of December 31, 2014 and for the year then ended, and the unaudited financial statements of Dinoking as of March 31, 2015, which are included in this proxy statement.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with business combination accounting guidance as provided in Accounting Standards Codification 805, and reflect the allocation of the preliminary purchase price to the acquired assets and liabilities based upon their estimated fair values, using the assumptions set forth in the notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet as of May 31, 2015 gives effect to the acquisition as if it had occurred on May 31, 2015, and includes all adjustments that give effect to events that are directly attributable to the acquisition and are factually supportable including the allocation of the preliminary purchase price to the acquired assets and liabilities based upon their estimated fair values. The unaudited pro forma condensed combined statement of operations for the quarter ended May 31, 2015 and year ended February 28, 2015 gives effect to the acquisition as if it had occurred on March 1,  2015 and March 1, 2014, respectively, and includes all adjustments that give effect to events that are directly attributable to the acquisition, are expected to have a continuing impact, and are factually supportable including the allocation of the preliminary purchase price to the acquired assets and liabilities based upon their estimated fair values.

The unaudited pro forma condensed combined financial information should be read in conjunction with the audited historical financial statements of each of Dinoking and the notes thereto as well as the audited and unaudited historical financial statements of Premier and the notes thereto, as well as the disclosures contained in Premier’s Management’s Discussion and Analysis of Financial Condition and Results of Operations. Additional information about the basis of presentation of this information is provided in Note 1 hereto.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transaction or any integration costs. Furthermore, the unaudited pro forma condensed combined statements of operations do not include certain nonrecurring charges and the related tax effects which result directly from the transaction as described in the notes to the unaudited pro forma condensed combined financial information.

Note 3. Calculation of Estimated Purchase Price and Preliminary Purchase Price Allocation

Calculation of Estimated Purchase Price Preliminary

The estimated purchase price consist $13.5 million in convertible debt and approximately $6.4 million in shares to be issued for the shares of Dinoking less the fair market value of the amount returnable to Dinoking as a result of the potential future contingent payments of $4.4 million.

Purchase Price Allocation

Under the acquisition method of accounting, the identifiable assets acquired and liabilities assumed of Premier will be recorded at the acquisition date fair values and added to those of Dinoking. The pro forma adjustments are preliminary and based on estimates of the fair value and useful lives of the assets acquired and liabilities assumed as of February 28, 2015 and have been prepared to illustrate the estimated effect of the transaction. The allocation is dependent upon certain valuation and other studies that will not be completed until after the transaction has closed. Accordingly, the pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses and final valuations are conducted following the completion of the transaction. There can be no assurances that these additional analyses and final valuations will not result in significant changes to the estimates of fair value set forth below.

The following table sets forth a preliminary allocation of the estimated purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of Premier, with the excess recorded as goodwill (dollars in thousands):

Current assets	$8,122
Property and equipment	22,220
Other long-term assets	4,277
Other intangible assets	4,800
Goodwill	310
Total assets	39,729

Current liabilities less current portion of debt	8,750
Other long-term liabilities	10,028
Future contingent payments	4,400
Debt	1,007
Total liabilities	24,185
Estimated purchase price	$15,544

Note 4. Pro Forma Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations

(a)	Represents the elimination of Premier Exhibitions, Inc. historical balance sheet because Premier Exhibitions, Inc. is not considered the accounting acquirer.
(b)	Reflects the acquisition method of accounting based on the estimated preliminary fair value of the assets and liabilities of Premier Exhibitions, Inc. as discussed in Note 2 above.
(c)	Reflects the elimination of the $11.5 million in notes payable related to the acquisition that will be converted to equity.
(d)	Represents the adjustment for assets of Dinoking Tech, Inc. that will not be part of the acquisition.
(e)	Represents the elimination of historical Premier Exhibitions, Inc. historical amortization of intangible assets.
(f)	Represents the elimination of historical Premier Exhibitions, Inc. historical interest expense related to notes payable that would not have been issued if the acquisition had occurred earlier (i.e. as of March 1, 2015 for the quarter ended May 31, 2015 or as of March 1, 2014 for the year ended February 28, 2015).
(g)	Represents the elimination of the non-controlling interest in Premier Exhibition Management, LLC since the equity is restated to zero.
(h)	Represents adjustments to record amortization expense related to other identifiable intangible assets calculated on a straight-line basis. These identifiable intangible assets are exhibition licenses, future rights fees, and tradenames and trademarks. They are expected to have a useful life of five years.
(i)	Represents the elimination of the currency transactions for Dinoking as the assets would have be US dollars as opposed to Canadian dollars.

(j)	Represents the elimination of historical Premier Exhibitions, Inc. historical impairment of intangible assets.
(k)	Represents the decrease in income taxes since Dinoking would have been able to utilize the Premier Exhibitions, Inc. losses to reduce income taxes expense.

Annex B

PREMIER EXHIBITIONS, INC.

AND

1032403 B.C. LTD.

AND

DINOKING TECH INC.

AND

DAOPING BAO

AND

NANCY BRENNER

MERGER AGREEMENT

April 2, 2015
Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia
V6C 3R8

TABLE OF CONTENTS

1.0	INTERPRETATION	2
1.1	Definitions	2
1.2	Interpretation Not Affected by Headings, etc	17
1.3	Currency	17
1.4	Number, etc.	17
1.5	Date For Any Action	17
1.6	Entire Agreement	17
1.7	Accounting Matters	17
1.8	Construction	18
1.9	Knowledge	18
1.10	Appendicies and Exhibits	18

2.0	THE MERGER	19
2.1	Implementation Steps by DK	19
2.2	Implementation Steps by the DK Securityholders	19
2.3	Implementation Steps by Premier and Exchangeco	20
2.4	Proxy Statement and Premier Special Meeting	21
2.5	Securities Compliance	22
2.6	Preparation of Filings	23
2.7	NCM Listing	24
2.8	Certain Rights of Premier to Acquire Exchangeable Shares	25
2.9	Premier Retraction Call Right	26
2.10	Premier Redemption Call Right	28
2.11	Automatic Exchange Right	29
2.12	Tax Witholdings	30
2.13	Transfers Free and Clear	30
2.14	No Fractional Shares	30

3.0	REPRESENTATIONS AND WARRANTIES	30
3.1	Representations and Warranties of DK	30
3.2	Representations and Warranties of Premier	55
3.3	Representations and Warranties of the DK Securityholders	82
3.4	Non-Waiver	83
3.5	Survival	83

4.0	COVENANTS	83
4.1	Retention of Goodwill and Assets	83
4.2	Covenants of DK	83
4.3	Covenants of Premier	86

4.4	Applications for Regulatory Approvals	91
4.5	Section 85 Elections	91
4.6	Covenants Regarding Non-Solicitation	91
4.7	Notice by Premier of Superior Proposal Determination	93
4.8	Access to Information	94
4.9	Covenant Regarding Representations and Warranties	95
4.10	Closing Matters	95
4.11	Employment and Related Matters	96
4.12	Prohibition on Voluntary Liquidation	96
4.13	Covenants of Bao and Brenner	96

5.0	CONDITIONS	97
5.1	Mutual Conditions Precedent	97
5.2	Additional Conditions Precedent to the Obligations of DK	99
5.3	Additional Conditions Precedent to the Obligations of Premier	100
5.4	Notice and Cure Provisions	101
5.5	Satisfaction of Conditions	101

6.0	AMENDMENT AND TERMINATION	102
6.1	Amendment	102
6.2	Mutual Understanding Regarding Amendments	102
6.3	Termination	102
6.4	Break Fee	103
6.5	Liquidated Damages	104
6.6	Remedies	104
6.7	Effect of Break Fee Payment	104

7.0	GENERAL	105
7.1	Notices	105
7.2	Assignment	107
7.3	Binding Effect	107
7.4	Waiver and Modification	107
7.5	No Personal Liability	108
7.6	Further Assurances	108
7.7	Expenses	108
7.8	Consultation	108
7.9	Governing Laws	108
7.10	Severability	108
7.11	Counterparts	109

- ii -

MERGER AGREEMENT

MERGER AGREEMENT made as of the 2nd day of April, 2015.

AMONG:
PREMIER EXHIBITIONS, INC., a corporation existing under the laws of the State of Florida
("Premier")
AND:

1032403 B.C. LTD., a company existing under the laws of the Province of British Columbia

("Exchangeco")
AND:
DINOKING TECH INC., a company existing under the laws of the Province of British Columbia

("DK")
AND:
DAOPING BAO, businessperson residing in Surrey, British Columbia

("Bao")

AND:

NANCY BRENNER, businessperson residing in Surrey, British Columbia ("Brenner")

(collectively with Premier, Exchangeco, DK and Bao, the "Parties" and individually, a "Party")

THIS AGREEMENT WITNESSETH THAT in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each Party), the Parties hereby covenant and agree as follows:

- iii -

1.0	INTERPRETATION
1.1            Definitions
In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings respectively:
"2010 Opinion" means the opinion (ruling) issued by the United States District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 12, 2010.
"2011 Opinion" means the opinion (ruling) issued by the United States District Court for the Eastern District of Virginia with respect to Action No. Action 2:93cv902, dated as of August 15, 2011.
"Acquisition Proposal" means, other than the Merger, any bona fide proposal with respect to: (i) a merger, amalgamation, take-over bid, tender offer of Premier; (ii) a sale of assets (or any lease, long-term supply agreement, licence, joint venture or other arrangement having the same economic effect as a sale) including, without limitation, a sale of any material Subsidiary of Premier (and for this purpose RMSTI is deemed to be a material Subsidiary) or of Premier representing all or substantially all of the consolidated assets, revenues or earnings of Premier or any material Subsidiary; (iii) the acquisition in any manner, directly or indirectly, in a single transaction or a series of related transactions, of over 20% of (a) a class of outstanding equity securities of Premier or any Premier Subsidiary, or (b) the consolidated total assets of the Premier and the Premier Subsidiaries; or (iv) any similar transactions involving Premier or a material Subsidiary of Premier (and for this purpose RMSTI is deemed to be a material Subsidiary), or a proposal to enter into such a transaction.
"Agreement" means this Agreement as may be amended, supplement, restated or replaced.
"Amended and Restated Pentwater Note" means the amended and restated promissory notes April 2, 2015 issued by Premier in favour of the DK Investor Group members in connection with the assumption and replacement of the Pentwater Loan and the advance of the Second Loan.
"Ancillary Agreements" means the Support Agreement, the Registration Rights Agreement, the Corporate Governance Agreement and the Success Payment Agreement, collectively.
"Applicable Regulatory Approvals" means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities, regulatory agencies or self-regulatory organizations, as set out in Appendix 2 hereto.
"Arm's Length" has the meaning set out in the ITA.
"Assignment and Assumption Agreement" means the assignment and assumption agreement April 2, 2015 entered into between Pentwater and the DK Investor Group members relating to the assumption and replacement of the Pentwater Loan.

"Business Day" means any day on which commercial banks are open for business in Vancouver, British Columbia and Atlanta, Georgia and other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the laws of the Province of British Columbia or the federal laws of Canada, or in Atlanta, Georgia under the laws of the State of Georgia or the federal laws of the United States of America.
"Cedar Fair Triggering Event" has the meaning ascribed to that term in the Success Payment Agreement.
"Code" means the Internal Revenue Code of 1986, as amended, and the regulatory and administrative guidance promulgated and in effect thereunder.
"Compelled Party" has the meaning ascribed thereto in Section 4.8.1(d).
"Confidentiality Agreement" means the non-disclosure agreement dated as of September 25, 2013 between inter alia Premier and DK.
"Corporate Governance Agreement" means an agreement to be made among Premier, the DK Investor Group and the DK Securityholders in substantially the form attached as Exhibit D.
"Debt Instrument" means any bond, debenture, mortgage, promissory note or other instrument evidencing indebtedness for borrowed money.
"DK Business" means the business of DK and the DKSubs as it is currently conducted, including traveling exhibitions of dinosaurs (under the name Dinosaurs Unearthed© and Dinosaurs Alive!©) and bugs (under the name Xtreme BUGS), Creatures of the Deep and related materials in museums, science centres, zoos, amusement parks and other private and public venues and the performance of services related to these activities.
"DK Common Shares" means the common shares in the capital of DK.
"DK Disclosure Letter" means that certain Disclosure Letter dated as of the date hereof and delivered by DK to Premier concurrently herewith.
"DK Employees" means all personnel employed or retained by DK or any DKSub in connection with the DK Business, including any that are on medical or long-term disability leave or other statutory or authorized leave or absence.
"DK Employee Benefit Plan" means:
(a)
salaries, wages, bonuses, vacation entitlements, commissions, fees, stock option plans, stock purchase plans, incentive plans, deferred compensation plans, profit sharing plans and other similar benefits, plans or arrangements;

(b)	insurance, health, welfare, drug, disability, pension, retirement, travel, hospitalization, medical, dental, legal counseling, eye care and other similar benefits, plans or arrangements; and

(c)	agreements or arrangements with any labour union or employee association, written or oral employment agreements or arrangements and agreements or arrangements for the retention of the services of independent contractors, consultants or advisors.

"DK Exhibition Assets" means all of the displays, signs, objects, models, renderings, representations, drawings, specimens, audio-visual media and the like used by DK in exhibitions that comprise the DK Business.
"DK Financial Statements" means the audited consolidated annual financial statements of DK as at December 31, 2014, consisting of the consolidated balance sheet as at December 31, 2014 and the accompanying consolidated statement of operations and deficit and consolidated statement of cashflows for the 12-month period ended December 31, 2014, including the notes thereto and the auditor's report thereon, all of which are expressed in Canadian currency.
"DK Intellectual Property" has the meaning ascribed thereto in Section 3.1.35(a).
"DK Investor Group" means High Nature Holdings Limited, a British Virgin Islands Corporation, 103443 B.C. Ltd, a B.C. corporation, Lange Feng, an individual resident in the City of Surrey, British Columbia and Mandra Forestry Limited (subject to a name change), a British Virgin Islands Corporation.
"DK Investor Group Financing" means the convertible debt financings to Premier by the DK Investor Group on the terms and conditions set out in Appendix 5.
"DK Leased Property" means all the right, title and interest in and to the subject matter (whether real property or personal property) of the DK Leases.
"DK Leases" means the real or personal property leases or subleases, or other rights of occupancy relating to real property, which DK or any DKSub is a party to or bound by or subject to, as set out and described in Section 3.1.23 of the DK Disclosure Letter.
"DK Licences" has the meaning ascribed thereto in Section 3.1.29.
"DK Material Agreements" means the agreements, indentures, contracts, leases, licences, options, instruments and other commitments set out in Section 3.1.25 of the DK Disclosure Letter.
"DK Preferred Shares" means the Class "A" Preferred shares in the capital of DK.
"DK Registered Intellectual Property" means all Registered Intellectual Property owned by DK.
"DK Securityholders" means the registered and beneficial holders of the DK Shares, being Bao and Brenner.

"DK Shares" means collectively the DK Common Shares and the DK Preferred Shares. "DKSub" means each of the following Subsidiaries
(a)	Dinosaurs Unearthed, Corp., a Delaware corporation incorporated on August 18, 2008 under file number 4585807; and

(b)	Dinoking International Inc., a British Columbia company incorporated November 19, 2014, under incorporation number BC1019440.
"Drop Dead Date" means 180 days after the date of this Agreement or such later date as may be agreed upon by the Parties; provided that the Drop Dead Date shall be automatically extended for that number of days requested (up to 90 days) by either DK or Premier in the event that (A) NASDAQ has approved the required listings and issuances of Premier Shares (i) to be issued pursuant to Section 0, (ii) on the exchange of the Exchangeable Shares, (iii) under the Amended and Restated Pentwater Note, and (iv) under the Success Payment Agreement, (B) the Premier Shareholders Resolution has been adopted, or if not yet adopted, it is as a result of a delay in holding the Premier Special Meeting, which delay was exclusively due to the review period by the SEC of the financial statements of Premier or DK required to be and contained in the Premier Proxy Statement for the Special Meeting or required to be filed and filed in a timely manner by Premier after the filing of the Premier Proxy Statement; provided that if such extension was requested by Premier, in the view of DK, acting reasonably, Premier has met its obligations under Section 2.4, and (C) there has been no breach of this Agreement by the requesting Party.
"Effective Date" means the date agreed to by Premier and DK in writing as the effective date of the Merger, which date shall be no later than the fifth Business Day after the satisfaction or, where not prohibited, the waiver (subject to applicable Law) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver of those conditions as of the Effective Date) set out in Section 5.0 of this Agreement, unless another date is agreed to in writing by the Parties.
"Effective Time" means the beginning of the day (Vancouver time) on the Effective Date, or such other time on the Effective Date as may be agreed upon by Premier and DK.
"Elected Shares" has the meaning ascribed thereto in Section 2.2.
"Encumbrance" means any mortgage, charge, easement, encroachment, lien, adverse claim, assignment by way of security, security interest, servitude, pledge, hypothecation, conditional sale agreement, security agreement, title retention agreement, financing statement, option, right of pre-emption, privilege, obligation to assign, licence, sublicence (other than non-exclusive licences and sublicences of Intellectual Property made in the ordinary course of business) or other encumbrance.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.
"ERISA Affiliate" means any Person that would be treated as a single employer with Premier pursuant to Section 414(b), (c), (m) or (o) of the Code.
"ETA" means the Excise Tax Act, RSC 1985, c E-15 (Canada).
"Exchange Act" means the United States Securities Exchange Act of 1934, as amended.
"Exchangeable Shares" means non-voting exchangeable shares in the capital of Exchangeco, having the special rights and restrictions set out in the Share Provisions.

"Exchangeco Exchange Ratio" means the number of Exchangeable Shares that a DK Securityholder will receive for each one Elected Share transferred and sold to Exchangeco being:

(a)	342.582 Exchangeable Shares in respect of each Elected Share that is a DK Common Share, subject to adjustment under the Exchange Ratio Adjustment Formula; and

(b)	395.565 Exchangeable Shares in respect of each Elected Share that is a DK Preferred Share.
"Exchange Ratio Adjustment Formula" means the aggregate increase to:
the number of Exchangeable Shares to be issued for each DK Common Share that is an Elected Share under the Exchangeco Exchange Ratio; and
the number of Premier Shares to be issued for each DK Common Share other than an Elected Shares under the Premier Exchange Ratio, which shall be determined as follows:
if, at the Effective Time, the Cedar Fair Triggering Event has occurred (and provided the total gross revenue value of the Cedar Fair Agreement, as defined in the Success Payment Agreement, entered into pursuant thereto is equal to or greater than $3 million), there will be an addition to the number of shares otherwise deliverable under this Merger Agreement for each DK Common Share equal to:
the number obtained by dividing $4,281,357 by the lower of: (i) $5.15 and (ii) the VWAP of the Premier Shares for the 60 day period ending immediately prior to the date of the Cedar Fair Triggering Event, divided by the total number of issued and outstanding DK Common Shares;
if, at the Effective Time, the Macau Signing Triggering Event has occurred, there will be an addition to the number of shares otherwise deliverable under this Merger Agreement for each DK Common Share equal to:
the number obtained by dividing $1,712,543 by the lower of: (i) $8.96 and (ii) the VWAP of the Premier Shares for the 60 day period ending immediately prior to the date of the Macau Signing Triggering Event, divided by the total number of issued and outstanding DK Common Shares;
if, at the Effective Time, the Macau Opening Payment Triggering Event has occurred, there will be an addition to the number of shares otherwise deliverable under this Merger Agreement for each DK Common Share equal to:
the number obtained by dividing $2,568,814 by the lower of: (i) $8.96 and (ii) the VWAP of the Premier Shares for the 60 day period ending immediately prior to the date of the Macau Opening Triggering Event, divided by the total number of issued and outstanding DK Common Shares.

"Financial Year End" means:

(a)	in respect of DK December 31; and

(b)	in respect of Premier February 28.
"Form S-3" and "Form S-4" have the respective meaning ascribed thereto in the Registration Rights Agreement.
"Governmental Entity" means any domestic or foreign:

(a)	multinational, federal, provincial, state, regional, municipal, local, aboriginal or other government, governmental or public department, central bank, branch, ministry, or Tribunal;

(b)	subdivision, agent, commission, board, or authority of any of the foregoing; or

(c)	quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

"Guarantee" means any agreement, contract or commitment providing for the guarantee, indemnification, assumption or endorsement or any like commitment with respect to the obligations, Liabilities (contingent or otherwise) or indebtedness of any Person.
"ICA" means the Investment Canada Act (Canada), RSC 1985, c. 28 (1st Supp.), as amended from time to time prior to the Effective Date.
"Information" has the meaning ascribed thereto in Section 4.8.1.
"Intellectual Property" means any or all of the following and all rights in, arising out of, or associated with:

(a)	all Registered Intellectual Property;

(b)	all Intellectual Property Rights;

(c)
all trade secrets and all proprietary and confidential information including, without limitation, know-how, technical data, techniques, documentation, reports, records, descriptions, schematics, specifications, designs, industrial models, design criteria, architectures, schematics for hardware products, sketches, photographs, plans, drawings, reports, studies, findings, prototypes and ideas, whether copyrightable or not, whether trade secrets or not and whether in written, graphic or oral form;

(d)	all business data and information including, without limitation, customer lists, business models, logos, product documentation and web-site materials and marketing collaterals;

(e)
all rights in the nature of copyright howsoever arising, worldwide (whether domestic or foreign) that subsist in and to any original works (including, without limitation, Software) and which have not been registered under the applicable copyright legislation;

(f)	all trade names, brand names, logos, unregistered trade-marks;

(g)	all data, databases and data collections in whatever form or media; and

(h)	all physical manifestations of any of the foregoing together with all documentation applicable thereto.
"Intellectual Property Rights" means any and all proprietary, possessory, use and ownership rights, titles and interest (whether domestic or foreign and whether legal, equitable or beneficial) in and to all intellectual property including inventions, issued and unissued patents, utility models, patent applications, registered and unregistered copyrights, registered and unregistered industrial designs and design rights, registered and unregistered trademarks or service marks, goodwill and any protectable reputation, confidential information, trade secrets, mask works, semiconductor chip designs and integrated circuit topography and all other intellectual and industrial property rights whatsoever and worldwide (whether registered or unregistered).
"Interested Person" means any present or former officer, director, shareholder, employee, consultant or advisor, excluding attorneys, accountants and other third party professional advisors of a party in connection with this Agreement and the transactions contemplated herein, of or to a party or any Person with which the Party or any of the foregoing does not deal at Arm's Length within the meaning of the ITA (including a spouse, parent, child or sibling of any such Person).
"ITA" means the Income Tax Act (Canada), RSC 1985, c. 1 (5th Supp.), as amended from time to time prior to the Effective Date.
"Key Employees" means those Persons designated as "Key Employees" by DK to Premier as of the date hereof.
"Laws" means all statutes, regulations, statutory rules, principles of law, orders, published policies and guidelines, and terms and conditions of any grant of approval, permission, authority or licence of any court, Governmental Entity, statutory body or self-regulatory authority, and the term "applicable" with respect to such Laws and in the context that refers to one or more Persons means that such Laws apply to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

"Liabilities" means any and every claim, obligation, commitment, cause of action, debt, required payment, charge, judgment, assessment, liability, obligation, lien, loss, damage, penalty, fine, cost, expense, duty and responsibility of any type or nature, whether direct or indirect, imposed by Law, agreement or otherwise and whether or not asserted, known, contingent, liquidated, accrued, disputed, matured or otherwise, including all damages.

"Liquidation Call Right" has the meaning ascribed to that term in Section 2.8.

"Liquidation Call Purchase Price" has the meaning ascribed to that term in Section 2.8.

"Liquidation Call Notice" has the meaning ascribed to that term in Section 2.8.

"Liquidation Event" has the meaning ascribed to that term in Section 2.11.

"Liquidation Event Effective Date" has the meaning ascribed to that term in Section 2.11.
"Macau Signing Triggering Event" has the meaning ascribed to that term in the Success Payment Agreement.
"Macau Opening Triggering Event" has the meaning ascribed to that term in the Success Payment Agreement.
"Material Adverse Change", when used in connection with:

(a)
Premier, means any change which is material and adverse to the Titanic Covenants and Conditions or the rights of RMSTI pursuant to the Titanic Documents that materially impacts the rights of RMSTI in any of the Titanic Assets, the Titanic salvor rights or any of the associated Intellectual Property; and

(b)
Premier or DK, means any change, effect, event or occurrence with respect to its condition (financial or otherwise), properties, assets, ownership, capital, Liabilities, obligations (whether absolute, accrued, conditional or otherwise), businesses, operations or results of operations or those of its Subsidiaries, in each case, if any, that is, or would reasonably be expected to be, material and adverse to the business, properties, assets, operations, condition (financial or otherwise) or prospects of such Party and its Subsidiaries taken as a whole, other than any change, effect, event or occurrence (i) relating to the Canadian or United States' economy or financial or capital markets in general including changes in the credit, interest rate and currency markets in a jurisdiction in which a Party or its Subsidiaries operate; (ii) generally affecting the industry in which such Party operates; (iii) relating to changes, developments or conditions resulting from any act of sabotage or terrorism or any outbreak of hostilities or declared or undeclared war, or any escalation or worsening of such acts of sabotage, terrorism, hostilities or war; (iv) in the case of Premier, a threatened default under the Pentwater Loan which has been disclosed in Section 3.2.31 of the Premier Disclosure Letter; or (v) relating to any decrease in the market price or any decline in the trading volume of the Premier Shares (it being understood that the causes underlying such change in the market price or trading volume (other than those in items (i) to (iv) above) may be taken into account in determining whether a Material Adverse Change has occurred; provided, that such change, event, occurrence or state of facts referred to in subsections (i), (ii) and (iii) above does not primarily relate only to (or have the effect of primarily relating only to) that Party and its Subsidiaries, taken as a whole, or disproportionately adversely affect that Party and its Subsidiaries, taken as a whole, compared to other companies of similar size operating in the same industry as that Party and its Subsidiaries.

"Material Adverse Effect", when used in connection with Premier or DK, means any effect of a Material Adverse Change, and "Materially Adversely Affected" shall have a corresponding meaning.
"Merger" means the acquisition of all of the DK Shares by Exchangeco through:
(a)	the transfer and sale to Exchangeco by the DK Securityholders of Elected Shares in exchange for Exchangeable Shares; and

(b)	the transfer and sale to Exchangeco by the DK Securityholders of the DK Shares other than Elected Shares in exchange for Premier Shares, and includes such ancillary transactions thereto as are contemplated under the terms of this Agreement.
"misrepresentation" has the meaning ascribed thereto under the Securities Act (British Columbia), as amended from time to time.
"Monthly Financial Statements" means the unaudited financial statements of Premier, prepared on a consolidated basis, as at the end of each month, commencing on the month commencing December 1, 2014 and ending on the month ended February 28, 2015 consisting of the consolidated statement of consolidated income(loss), the consolidated balance sheet of Premier and its Subsidiaries as at each such month end, the of cash flows for the period from the month ended February 28, 2015 and from the Financial Year ended February 28, 2014 to and including February 28, 2015, a summary of general and administrative expenses, exhibition revenue and operating statistics and adjusted EBITDA all of which are expressed in United States currency.
"NCM" means the market tier of The National Association of Securities Dealers Automated Quotation System, referred to as the NASDAQ National Capital Market.
"Other Parties" has the meaning ascribed thereto in Section 4.8.1(d).
"Pentwater Loan" means collectively, (i) the secured promissory note and guarantee dated September 30, 2014 in the principal amount of $7 million issued by Premier to PWCM Master Fund Ltd.; and (ii) the secured promissory note and guarantee dated September 30, 2014 in the principal amount of $1 million issued by Premier to Pentwater Credit Opportunities Fund Ltd., in each case together with all interest accrued and unpaid thereon, as the same is amended on the assumption and replacement thereof by the DK Investor Group pursuant to the Assignment and Assumption Agreement and the Amended and Restated Pentwater Note.
"Person" includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.
"Personal Information" means any information regulated by privacy Laws in the possession of DK or Premier, as applicable, about an individual other than the name, title, business address or telephone number of any DK Employee or Premier Employee, as applicable.
"Pre-Effective Date Period" means the period from and including the date hereof to and including the earlier of the Effective Time and the date of termination of this Agreement pursuant to Section 6.0.
"Premier Business" means the business of Premier as it is currently conducted, including the business of presenting to the public museum-quality touring exhibitions around the world. Premier divides its business into an exhibition management division and a content division. The content division is Premier's Subsidiary, RMSTI. The exhibition management division of Premier includes its exhibition operations and merchandising operations.

"Premier Business Plan" means the business plan that has been disclosed to DK in respect of how Premier will conduct the Premier Business up to and including the Effective Date, which is attached as Appendix 4 to this Agreement.
"Premier Disclosure Letter" means that certain Disclosure Letter dated as of the date hereof and delivered by Premier to DK, the DK Securityholders and the DK Investor Group concurrently herewith.
"Premier Employees" means all personnel employed by Premier or any Premier Subsidiary in connection with the Premier Business, including any that are on medical or long-term disability leave or other statutory or authorized leave or absence.
"Premier Employee Benefit Plan" means

(a)
salaries, wages, bonuses, vacation entitlements, commissions, fees, stock option plans, stock purchase plans, incentive plans, deferred compensation plans, profit sharing plans and other similar benefits, plans or arrangements;

(b)	insurance, health, welfare, drug, disability, pension, retirement, travel, hospitalization, medical, dental, legal counseling, eye care and other similar benefits, plans or arrangements; and

(c)
agreements or arrangements with any labour union or employee association, written or oral employment agreements or arrangements and agreements or arrangements for the retention of the services of independent contractors, consultants or advisors.

"Premier Exchange Ratio" means the number of Premier Shares that a DK Securityholder will receive for each DK Share other than an Elected Share transferred and sold to Exchangeco being:

(a)	342.582 Premier Shares in respect of each DK Share other than an Elected Share that is a DK Common Share, subject to adjustment under the Exchange Ratio Adjustment Formula; and

(b)	395.565 Premier Shares in respect of each DK Share other than an Elected Share that is a DK Preferred Share,
"Premier Exhibition Assets" means all of the displays, signs, objects ( including without limitation the artifacts forming part of the Titanic Assets), models, renderings, representations, drawings, specimens, audio-visual media and the like used by Premier in exhibitions that comprise the Premier Business.
"Premier Financial Statements" means the audited consolidated annual financial statements of Premier as at February 28, 2014, consisting of the consolidated balance sheets as at February 28, 2014 and the accompanying consolidated statement of operations and deficit and consolidated statement of comprehensive income cashflows for the 12-month period ended February 28, 2014, consolidated statement of shareholders equity and comprehensive income for the 12 month period ended February 28, 2014, including the notes thereto and the auditor's report thereon, all of which are expressed in United States currency.

"Premier Intellectual Property" has the meaning ascribed thereto in Section 3.2.39(a).
"Premier Interim Financial Statements" the unaudited consolidated financial statements of Premier as at the end of each quarter after February 28, 2014, for which statements have been filed with SEC consisting of the consolidated balance sheets as at such quarter end and the accompanying consolidated statement of operations and deficit and statement of comprehensive income cashflows for the three-month period ended on the last date of such quarter, and consolidated statement of shareholders equity and comprehensive income for the three-month period ended on the last day of such quarter and for the period from February 29, 2014 to the end of such quarter, all of which are expressed in United States currency.
"Premier Leased Property" means all the right, title and interest in and to the subject matter (whether realty or personal property) of the Premier Leases.
"Premier Leases" means the real or personal property leases or subleases, or other rights of occupancy relating to real property, which Premier or a Premier Subsidiary is a party to or bound by or subject to, as described in Section 3.2.28 of the Premier Disclosure Letter.
"Premier Licences" has the meaning ascribed thereto in Section 3.2.34.
"Premier Material Agreements" means the agreements, indentures, contracts, leases, licences, options, instruments and other commitments set out in Section 3.2.30 of the Premier Disclosure Letter.
"Premier Merger Shares" mean the two separate classes of shares to be created by Premier and to be issued by Premier to the DK Securityholders having the rights and restrictions set out in Appendix 7.
"Premier Merger Share Subscription Price" means the amount payable to Premier for the issuance of a single Premier Merger Share, issued in its own class, being $100 USD.
"Premier Registered Intellectual Property" means all Registered Intellectual Property owned by Premier or and Premier Subsidiary.
"Premier Shareholders" means the holders of the Premier Shares.
"Premier Shareholders' Resolution" means resolutions adopted by the Premier Shareholders (i) approving and authorizing an amendment to Premier's articles of incorporation to create the Premier Merger Shares to be issued in connection with the Merger, and (ii) approving the issuance of the Premier Shares under the Merger, upon the exchange of the Exchangeable Shares, on the conversion of the Amended and Restated Pentwater Note, and pursuant to the Success Payment Agreement.
"Premier Shares" means the shares of common stock, having a par value of $0.0001 each, in the capital of Premier.
"Premier Special Meeting" means the special meeting of the Premier Shareholders where the Premier Shareholders approval will be sought for the Premier Shareholders' Resolution.

"Premier Subsidiary" means each of RMSTI, R.M.S. Titanic (UK) Ltd. (United Kingdom), Exhibitions International, LLC (Nevada), Premier Merchandising, LLC (Delaware), Premier Exhibitions International, LLC (Delaware), Premier Exhibition Management LLC (Florida), Premier Exhibitions NYC, Inc. (Nevada), Arts and Exhibitions International, LLC (Florida), Premier (United Kingdom) Ltd. (United Kingdom), PRXI International Holdings C.V. (Netherlands), and Exchangeco.
"Principal Shareholders" means Sellers Capital Master Fund, Ltd., Mark Sellers, each Person that holds 5% or more of the Premier Shares, and each of the directors and senior officers of Premier who holds, directly or indirectly, Premier Shares in Premier.
"Principal Shareholder Voting Agreements" means the agreements between DK and each of the Principal Shareholders (excluding only those Principal Shareholders other than Sellers Capital Master Fund and Mark Sellers, for which no agreements were available after reasonable efforts by Premier to obtain them), each dated as of the date hereof, substantially in the form and content of Exhibit C hereto, with such changes thereto as the Parties thereto, acting reasonably, may approve whereby the Principal Shareholders agree to vote their Premier Shares in favor of the Premier Shareholders' Resolution.
"Proxy Statement" means the proxy solicitation statement and notice and proxy of Premier in respect of the Premier Special Meeting including all schedules, appendices and exhibits thereto to be sent to the Premier Shareholders in connection with the Premier Special Meeting and all amendments and supplements thereto.
"PUC" means paid-up capital for the purposes of the ITA.
"Qualified Employee Benefit Plan" has the meaning ascribed thereto in Section 3.2.25(j)(ii).
"Redemption Call Right" has the meaning ascribed thereto in Section 2.10.
"Redemption Call Purchase Price" has the meaning ascribed thereto in Section 2.10.
"Redemption Call Notice" has the meaning ascribed thereto in Section 2.10.
"Registered Intellectual Property" means all Canadian, United States and other foreign:

(a)            registered trade-marks and servicemarks;

(b)            registered copyrights;

(c)            registered industrial designs and design rights;

(d)            conditionally issued, issued, registered or granted patent; and

(e)            domain names.
"Registration Rights Agreement" has the meaning ascribed thereto in Section 2.5.2.
"Registration Rights Shareholders' Agent" means Bao or such other Person as the parties thereto may approve, in his capacity as shareholders' agent under the Registration Rights

Agreement and includes any successor shareholders' agent appointed under the Registration Rights Agreement.
"Representatives" means the respective directors, officers, employees, advisors of the Parties.
"Retention Agreement" means an agreement with each of the Key Employees of Premier or any of its Subsidiaries as identified by DK in writing to Premier and which shall be substantially in the form attached as Exhibit F.

"Retraction Call Right" has the meaning ascribed thereto in Section 2.9.

"Retraction Call Purchase Price" has the meaning ascribed thereto in Section 2.9.
"Retraction Call Notice" has the meaning ascribed thereto in Section 2.9.
"RMSTI" means RMS Titanic, Inc., a Florida corporation with corporate document number M28105 a wholly owned Subsidiary of Premier and the holder of the Titanic Assets.
"SEC" means the United States Securities and Exchange Commission.
"SEC Documents" means, with respect to any Person, each report, schedule, form, statement, certification or other document filed or furnished with the SEC by such Person (including all exhibits, schedules, amendments, and supplements thereto and all information incorporated by reference) pursuant to Section 13(a) or 15(d) of the Exchange Act and all final and effective registration statements and prospectuses filed by such Person with the SEC pursuant to the Securities Act.
"Second Loan" means a loan provided by the DK Investor Group members to Premier in the amount not to exceed $5.5 million pursuant to the terms of the Amended and Restated Pentwater Note as described in Appendix 5.
"Securities Act" means the United States Securities Act of 1933, as amended.
"Share Provisions" means the special rights and restrictions to be attached to the Exchangeable Shares, which shall be substantially in the form and content of Appendix 6, with such changes thereto as the Parties, acting reasonably, may approve.
"Software" means all computer software including, without limitation, application software, systems software, software design tools, interfaces, object libraries, and microcode in object code or source code forms and firmware, embedded in or used to develop products, and any related documentation including, without limitation, technical documentation, system designs and specifications, flow charts, record and file layouts, memoranda, correspondence and other such documentation containing or relating to the design, structure or coding or testing of, or algorithms or routines used in, or errors discovered in or corrected in such software, user guides and manuals related thereto and any other documentations or material (in whatever form, whether human or machine readable, and in whatever media) relating to such software.
"Subsidiary" means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture, trust or other entity over which it exercises direction or control or which is in a like relation to a subsidiary.
"Success Payment Agreement" means the agreement among Premier and the DK Securityholders substantially in the form attached as Exhibit G.
"Superior Proposal" means any unsolicited bona fide Acquisition Proposal (with the percentage set out in the definition of such term changed from 20% to 50%) received by Premier or a Premier Subsidiary from a third party in writing after the date hereof and that is not subject to any financing condition, other than a committed financing, and that in the good faith determination of the board of directors of Premier, after consultation with financial advisors and outside legal counsel:

(a)
is reasonably capable of being completed in accordance with its terms without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the Person making such proposal; and

(b)
would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable, from a financial point of view, to the Premier Shareholders than the transaction contemplated by this Agreement.

"Support Agreement" means an agreement to be made among Premier and Exchangeco, in the draft form attached hereto as Exhibit B, together with such changes thereto as the Parties, acting reasonably, may approve.
"Tax" and "Taxes" means, with respect to any entity, all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes, franchise taxes, licence taxes, withholding taxes, payroll taxes, employment taxes, Canada Pension Plan contributions or premiums and any other governmental pension plan contributions or premiums, excise taxes, social security premiums, workers' compensation premiums, employment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add on minimum taxes, goods and services tax, customs duties or other taxes, fees, imports, assessments or charges of any kind whatsoever, together with all interest, penalties, fines or additional amounts imposed by any taxing Governmental Entity on such entity, and all interest, penalties, fines, additional taxes and additions to tax imposed with respect to the foregoing.
"Tax Returns" means all returns, declarations, reports, information returns and statements required to be filed with any taxing authority relating to Taxes.
"Third Party Expenses" means all legal, accounting, financial advisory, investment banking, consulting and all other fees and expenses of third parties incurred by a Party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby.

"Third Party Software" means any software (including Software) that is not owned by the Party but is licenced to the Party by another Person.
"Titanic Assets" means (i) the Titanic Collections, as defined in the Titanic Covenants and Conditions, (ii) the related support documentation, (iii) all Intellectual Property owned by RMSTI, and (iv) the Titanic Reserve Account.
"Titanic Collections" means the total assemblage of the French TITANIC Artifact Collection and the Subject TITANIC Artifact Collection as described in the 2011 Opinion.
"Titanic Covenants and Conditions" means the Revised Covenants and Conditions for the Future Disposition of Objects recovered from the RMS Titanic by RMS Titanic, Inc. pursuant to an in specie salvage award granted by the United States District Court for the Eastern District of Virginia, dated as of August 15, 2011.
"Titanic Documents" means (i)the 2010 Opinion; (ii) the 2011 Opinion; (iii) the Titanic Covenants and Conditions; and (iv) the Process Verbal, issued on October 12, 1993 by the Maritime Affairs Administrator for the Ministry of Equipment Transportation and Tourism, French Republic to the Titanic Ventures Limited Partnership, together with the letter of intent of Titanic Ventures Limited Partnership dated September 22, 1993.
"Titanic Reserve Account" means that certain trust reserve account establish by RMSTI pursuant to Article V, Section D of the Titanic Covenants and Conditions.

"Transaction Securities" has the meaning ascribed thereto in Section 3.2.10(a).

"Tribunal" means:

(a)	any court (including a court of equity);

(b)
any federal, provincial, state, county, municipal or other government or governmental department, ministry, commission, board, bureau, agency or instrumentality or an agency or instrumentality of such governmental department, ministry, commission, board or bureau;

(c)	any securities commission, stock exchange or other regulatory or self-regulatory body;

(d)	any board of trade, chamber of commerce or other business or professional organization or association;

(e)	any arbitrator or arbitration tribunal; and

(f)	any other tribunal.
"VWAP" means volume weighted average trading price.

1.2            Interpretation Not Affected by Headings, etc.
The division of this Agreement into sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references in this Agreement to a "Section" followed by a number and/or a letter refer to the specified section of this Agreement, and all references in this Agreement to an Appendix or Exhibit followed by a letter refer to the specified Appendix or Exhibit to this Agreement. Unless otherwise indicated, the terms "this Agreement", "hereof", "herein", "hereunder" and "hereby" and similar expressions refer to this Agreement (including the Appendices and Exhibits hereto), as amended or supplemented from time to time pursuant to the applicable provisions hereof, and not to any particular section or other portion hereof.
1.3            Currency
Unless otherwise indicated, all sums of money referred to in this Agreement are expressed in lawful money of the United States of America.
1.4            Number, etc.
Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.
1.5            Date For Any Action
In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.
1.6            Entire Agreement
This Agreement and the agreements and other documents referred to herein constitute the entire agreement between the Parties with respect to the Merger, the DK Investor Group Financing, the Success Payment Agreement and other transactions contemplated hereby and supersede all other prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect thereto, other than the Confidentiality Agreement.
1.7            Accounting Matters
1.7.1            Unless otherwise indicated, all accounting terms used in this Agreement in respect of DK or any DKSub shall have the meanings attributable thereto under Canadian generally accepted accounting principles and all determinations of an accounting nature in respect of DK required to be made shall be made in a manner consistent with Canadian generally accepted accounting principles and past practice.
1.7.2       Unless otherwise indicated, all accounting terms used in this Agreement in respect of Premier shall have the meanings attributable thereto under United States generally accepted accounting principles and all determinations of an accounting nature in respect of Premier required to be made shall be made in a manner consistent with United States generally accepted accounting principles and past practice.

1.8          Construction
In this Agreement, unless otherwise indicated:

(a)
the words "include", "including" or "in particular", when following any general term or statement, shall not be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as permitting the general term or statement to refer to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

(b)
a reference to a statute means that statute, as amended and in effect as of the date of this Agreement, and includes each and every regulation and rule made thereunder and in effect as of the date hereof;

(c)
a reference to an "approval", "authorization", "consent", "designation", "notice" or "agreement" means an approval, authorization, consent, designation, notice or agreement, as the case may be, in writing, signed by an authorized Representative of the Party or parties thereto;

(d)
the phrase "ordinary course of business", or any variation thereof, of any Person refers to the business of such Person, carried on in the regular and ordinary course including commercially reasonable and businesslike actions that are in the regular and ordinary course of business for such Person consistent with the past practices of such Person;

(e)	where a word, term or phrase is defined, its derivatives or other grammatical forms have a corresponding meaning; and

(f)	time is of the essence.
1.9          Knowledge
In this Agreement, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person, "known to" any Person, "of which it is aware" or any similar phrase means, unless otherwise indicated, (i) with respect to any Person who is an individual, the actual knowledge of such Person after reasonable enquiry; (ii) with respect to DK, in their capacity as officers or directors of DK and not in their personal capacity, the actual knowledge of Bao and Fiona He after reasonable enquiry; and (iii) with respect to Premier and Exchangeco, in their capacity as directors or officers of Premier and Exchangeco and not in their personal capacity, the actual knowledge of Sam Weiser, Michael Little, Larkin Fowler and John Norman after reasonable enquiry.
1.10          Appendices and Exhibits
The following Appendices and Exhibits are annexed to this Agreement and are hereby incorporated by reference into this Agreement and form an integral part hereof:
Appendix 1 -	Intentionally Left Blank
Appendix 2 -	Applicable Regulatory Approvals

Appendix 3 -		Intentionally Left Blank
Appendix 4 -		Premier Business Plan
Appendix 5 -		DK Investor Group Financing Term Sheet
Appendix 6 -		Share Provisions
Appendix 7 -		Merger Shares Rights and Restrictions
Exhibit A	-	Intentionally Left Blank
Exhibit B	-	Support Agreement
Exhibit C	-	Principal Shareholder Voting Agreement
Exhibit D	-	Corporate Governance Agreement
Exhibit E	-	Registration Rights Agreement
Exhibit F	-	Retention Agreement
Exhibit G	-	Success Payment Agreement
The Parties hereto agree that each of Appendix 6, Exhibit B, Exhibit F, and Exhibit G, may be amended from the form attached hereto at any time before the Effective Time with consent of the Parties.
2.0            THE MERGER
2.1            Implementation Steps by DK
DK covenants in favour of Premier and Exchangeco that DK shall, subject to the satisfaction or waiver of the conditions set out in Section 5.0 (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, take all such actions as may be necessary to effect the Merger in accordance with this Agreement.
2.2            Implementation Steps by the DK Securityholders
Each of the DK Securityholders covenants in favour of Premier and Exchangeco that, at the Effective Time and provided this Agreement has not been terminated, they will execute and deliver to Premier a notice setting out their election to transfer a specified number of their DK Shares (each, an "Elected Share") to Exchangeco (or as directed by Exchangeco) in exchange for Exchangeable Shares with the balance of their DK Shares being transferred to Exchangeco in exchange for Premier Shares and they will deliver to Exchangeco the original certificates representing all of the DK Shares duly endorsed for transfer to Exchangeco (or as directed by Exchangeco) and each of them will deliver to Premier, in cash or cheque, the Premier Merger Share Subscription Price.

2.3              Implementation Steps by Premier and Exchangeco

(a)
Premier covenants in favour of DK that, it shall without delay and using all reasonably commercial efforts convene and hold the Premier Special Meeting as promptly as practicable after execution of this Agreement, but in any event not later than August 20, 2015 for the purpose of seeking approval by the Premier Shareholders of the Premier Shareholders' Resolution;

(b)
Subject to the satisfaction or waiver of the conditions set out in Section 5.0 in favour of Premier and provided that this Agreement has not been terminated, and subject to Section 2.4, Premier covenants in favour of DK and the DK Securityholders that:

(i)
at the Effective Time, to the extent not already implemented, Premier shall ensure its articles and by-laws are amended to, if necessary, provide for the creation, allotment or issuance of the Premier Merger Shares;

(ii)
at the Effective Time, in exchange for the Elected Shares, Premier will cause Exchangeco to issue and deliver to each DK Securityholder that number of Exchangeable Shares equal to the Exchangeco Exchange Ratio in respect of the DK Common Shares or the DK Preferred Shares, as the case may be, multiplied by the relevant number of Elected Shares transferred to Exchangeco by such DK Securityholder, and will cause such issuance to be reflected in the central securities register of each of DK and Exchangeco;

(iii)
at the Effective Time, in exchange for all DK Shares which are not Elected Shares, Premier will issue and cause Exchangeco to deliver each DK Securityholder that number of Premier Shares equal to the Premier Exchange Ratio in respect of the DK Common Shares or the DK Preferred Shares, as the case may be, multiplied by the relevant number of DK Shares other than Elected Shares transferred to Exchangeco by such DK Securityholder, and such transfer and issuance will be reflected in the central securities register (or such similar register as may be maintained by Premier) of DK and Premier;

(iv)
at the Effective Time, Premier will subscribe for common shares in the authorized share structure of Exchangeco at an aggregate subscription price equal to the value of the Premier Shares described in Section 2.3(b)(iii), which subscription price will be paid in full by Premier issuing and delivering such Premier Shares to Exchangeco, and Premier will cause Exchangeco to issue such common shares of Exchangeco to Premier at the Effective Time in full payment and consideration therefor;

(v)	at the Effective Time, Premier will execute and deliver the Ancillary Agreements to which it is a party;

(vi)	at the Effective Time, Premier will cause Exchangeco to execute and deliver the Support Agreement;

(vii)
at the Effective Time, Premier will issue one Premier Merger Share to each of the DK Securityholders (with each such share issued in a separate class from the other) in consideration of the receipt by Premier from each of the DK Securityholders of full payment of the Premier Merger Share Subscription Price; and

(viii)
on or after the Effective Time, Premier will deliver such securities, funds or other property as it may be required to deliver to Exchangeco from time to time pursuant to the Support Agreement (as the case may be).

2.4            Proxy Statement and Premier Special Meeting
2.4.1 As soon as reasonably practicable, Premier will immediately upon execution of this Agreement prepare the Proxy Statement, together with any and all other documents required by the Securities Act or other applicable Laws in connection with the Merger. Premier shall diligently pursue clearance of the Proxy Statement with the SEC and obtain any other Applicable Regulatory Approvals to the mailing of the Proxy Statement to the Premier Shareholders. Premier shall provide to DK copies of all correspondence with and from the SEC or any other Person from which approval or consent is required in connection with the holding of the Premier Special Meeting and the use of the Proxy Statement in connection with the holding of the Premier Special Meeting and shall provide to DK draft responses to correspondence received by Premier in connection with the review of the Proxy Statement by the SEC or in connection with any other Applicable Regulatory Approvals. Premier shall consider any comments provided by DK in connection to such draft response. As promptly as practicable after the completion of the Proxy Statement, Premier shall cause the Proxy Statement and all other documentation required in connection with the Premier Special Meeting to be sent to each Premier Shareholder and to be filed as required by applicable Laws.
2.4.2 DK shall provide to Premier all information in its possession or under its control regarding DK, its Subsidiaries and DK Business as required by applicable Laws for inclusion in the Proxy Statement or in any amendments or supplements to such Proxy Statement. DK shall use commercially reasonable efforts to obtain any necessary consent from any of its auditors and any other advisors to the use of any financial or other expert information in its possession or under its control required to be included in the Proxy Statement. DK shall use commercially reasonable efforts to verify, where possible, that such information shall be complete and correct in all material respects and comply in all material respects with applicable Laws and that it does not include any misrepresentation, and that such information constitutes full, true and plain disclosure concerning DK and its assets. DK and its legal counsel shall be given a reasonable opportunity to review, comment on, and approve, the Proxy Statement, and each and every other document to be filed with the SEC in connection with the Premier Special Meeting and the proposed Merger. Premier and its counsel shall give reasonable consideration to any comments made by DK and its legal counsel; provided, however, that all information relating solely to Premier, included in the Proxy Statement shall be in form and content satisfactory to Premier, acting reasonably. Premier shall prepare the Proxy Statement, together with any and all other documents required by the Securities Act or other applicable Laws in connection with the Merger. Premier shall file its preliminary Proxy Statement as soon as reasonably practical after the date hereof and shall use its reasonable best efforts to file the definitive Proxy Statements as soon as reasonably practical after the date hereof.
2.4.3 Premier shall diligently pursue (i) clearance of the Proxy Statement with the SEC and (ii) obtaining any other Applicable Regulatory Approvals to the mailing of the Proxy Statement to the Premier Shareholders. Premier shall provide copies of all correspondence with and from the SEC or any other Person from which approval or consent is required in connection with the holding of the Premier Special Meeting and the use of the Proxy Statement in connection with the holding of the Premier Special Meeting to DK and shall provide to DK draft responses to correspondence received by Premier in connection with the review of the Proxy Statement by the SEC or in connection with any other Applicable Regulatory Approvals. Premier shall give reasonable consideration to any comments provided by DK or its counsel in connection to such draft response.
2.4.4 As promptly as reasonably practicable following the clearance of the Proxy Statement by the SEC, Premier shall (i) take all action necessary to duly call, give notice of, establish a record date for, convene and hold the Premier Special Meeting and take all commercially reasonable action to solicit proxies approving the adoption of this Agreement and to otherwise obtain the approval of the Premier Shareholders' Resolution by the Premier Shareholders. Premier shall, upon the reasonable request of DK, advise DK at least on a daily basis on each of the last seven Business Days prior to the date of the Premier Special Meeting as to the aggregate tally of proxies received by Premier with respect to the approval of the Premier Shareholders' Resolution. Premier shall not adjourn, postpone or delay the Premier Special Meeting without the prior written consent of DK, other than to the extent required to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the SEC or its staff has instructed Premier is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Premier Shareholders prior to the Premier Special Meeting. Notwithstanding the foregoing, after the Premier Special Meeting has been convened, Premier shall, upon the request of DK, and Premier may, if DK does not make such request, adjourn the Premier Special Meeting on one or more occasions to the extent necessary (i) to solicit additional proxies in favor of adoption of Premier Shareholders' Resolution, for such time period as determined by DK (or, if DK does not make such request, as determined by Premier); provided, however, that in the case of clause (i) (A) such adjournment shall not exceed 15 calendar days for each such adjournment; (B) the Premier Special Meeting shall not be adjourned by more than 45 calendar days in the aggregate from the originally scheduled date of the Premier Special Meeting; and (C) no such adjournment shall be permitted if Premier shall have received by the Premier Special Meeting an aggregate number of proxies voting for the adoption of the Premier Shareholders' Resolution, which have not been withdrawn, such that the Premier Shareholders' Resolution would be approved if a vote were taken at the Premier Special Meeting. Once Premier has established the record date for the Premier Special Meeting, Premier shall not change such record date or establish a different record date without the prior written consent of DK, unless required to do so by Law (determined after consultation with outside counsel), including as a result of any adjournment or postponement of the Premier Special Meeting permitted by this Section.
2.4.5 Premier shall cause the definitive Proxy Statement to be mailed promptly, as soon as reasonably practical, after the date the SEC staff advises that it has no further comments thereon, or if the SEC staff does not comment on the preliminary Proxy Statement within the expired time for comments to be deliver, as soon as reasonably practical after the comment expiry period.
2.5            Securities Compliance
2.5.1            If BC Instrument 72-502 of the British Columbia Securities Commission is no longer existing in its current form, Premier shall use all reasonable commercial efforts to obtain all orders required from the securities regulatory authorities of the Province of British Columbia, on terms and conditions acceptable to DK and Premier, to permit the first resale through the facilities of a stock exchange or market in the United States or through the NCM (provided that such first resale is made in accordance with the rules of the stock exchange or market upon which the trade is made or the rules of the NCM in accordance with all Laws applicable to that stock exchange or market or applicable to the NCM) of the Premier Shares to be issued upon the Merger and on the exchange of Exchangeable Shares in connection with the retraction rights attached to the Exchangeable Shares, the redemption of such Exchangeable Shares by Exchangeco, the exercise by Premier of its Redemption Call Right, Retraction Call Right or Liquidation Call Right or the automatic exchange rights contemplated in Section 2.11 from time to time, and conversion of the Amended and Restated Pentwater Note and under the Success Payment Agreement, in each case without qualification with or approval of or the filing of any document, including any prospectus or similar document, or the taking of any proceeding with, or the obtaining of any order, ruling or consent from, any Canadian Governmental Entity or regulatory authority under any Canadian federal, provincial or territorial securities or other Canadian Laws or pursuant to the rules and regulations of any regulatory authority administering such Laws, or the fulfilment of any other legal requirement in any such jurisdiction (other than, with respect to such first resales, any restrictions on transfer by reason of, among other things, a holder being a "control person" for the purposes of Canadian federal, provincial or territorial securities Laws).
2.5.2 On the Effective Date, Premier, DK Securityholders and the Registration Rights Shareholders' Agent will enter into a registration rights agreement (the "Registration Rights Agreement"), substantially in the form attached as Exhibit E hereto.
2.6            Preparation of Filings
2.6.1            Premier, DK, Bao and Brenner shall cooperate in:

(a)
the preparation of such applications for such required registration statements and such other documents reasonably deemed by Premier or DK to be necessary to discharge, in the manner contemplated by Section 2.5, their respective obligations under United States and Canadian federal, provincial, territorial or state securities Laws in connection with the Merger and the other transactions contemplated hereby;

(b)
the taking of all such action as may be required under any applicable United States and Canadian federal, provincial, territorial or state securities Laws (including "blue sky laws"), in connection with the issuance of the Exchangeable Shares under the Merger and exchange of the Premier Shares in connection with the retraction and redemption rights attached to the Exchangeable Shares, to the extent the same is contemplated by Section 2.5; provided, however, that with respect to the United States "blue sky" and Canadian provincial qualifications neither Premier nor DK shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where such entity is not now so subject, except (i) as set out in Section 2.5.22.4.2; and (ii) as to matters and transactions arising solely from the offer and sale of the Premier Shares; and

(c)	the taking of all such action as may be required under applicable Law in connection with the transactions contemplated by this Agreement.
2.6.2 Each of Premier and DK shall, on a timely basis, furnish to the other all such information concerning it and its shareholders (and, in the case of DK, Premier and Exchangeco) as may be required (and, in the case of its shareholders) available to it to complete the Proxy Statement and effect the actions described in Section 2.5 and the foregoing provisions of this Section 2.6, and each covenants that no information furnished by it (to its knowledge in the case of information concerning its shareholders) in connection with such actions or otherwise in connection with the consummation of the Merger and the other transactions contemplated by this Agreement will contain any untrue statement of a material fact or omit to state a material fact required to be stated in any such document or necessary in order to make any information so furnished for use in any such document not misleading in the light of the circumstances in which it is furnished or to be used.
2.6.3 Each of Premier and DK shall promptly notify the other if at any time before or after the Effective Time it becomes aware that the Proxy Statement or an application for a registration statement described in the Registration Rights Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Proxy Statement or such application or registration statement. In any such event, Premier and DK shall cooperate in the preparation of a supplement or amendment to the Proxy Statement or such other document, as required and as the case may be, and, if required, shall cause the same to be distributed to the Premier Shareholders and/or filed with the relevant securities regulatory authorities.
2.6.4 Each of DK (solely with respect to disclosure provided by and for inclusion in the Proxy Statement) and Premier shall ensure that the Proxy Statement complies with all applicable Laws and Premier shall ensure that the issuance of the Exchangeable Shares and the Premier Shares comply with the requirements of the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act. The Proxy Statement shall include all disclosure or legends as legal counsel to Premier advises are required to ensure that the sale and issuance of Premier Shares issuable upon exchange of the Exchangeable Shares is exempt from the registration requirements of the Securities Act. Without limiting the generality of the foregoing, each of DK and Premier shall ensure that the Proxy Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than, in the case of DK, with respect to any information relating to and provided by Premier or Exchangeco and, in the case of Premier, with respect to information relating to and provided by DK) and Premier shall ensure that the Proxy Statement provides Premier Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Premier Special Meeting.
2.6.5 Premier shall ensure that the Form S-3 or Form S-4 filed with the SEC pursuant to this Agreement or the Registration Rights Agreement complies with all applicable Laws and, without limiting the generality of the foregoing, that such documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than with respect to any information relating to and provided by DK, DK Securityholders or any third party that is not an affiliate of Premier for inclusion therein), and DK shall provide to Premier, for inclusion in the Form S-3 or Form S-4, all information regarding DK and the DK Securityholders which is necessary for the completion and filing thereof.
2.7            NCM Listing
As promptly as practicable after the execution of this Agreement, Premier shall apply to obtain a conditional listing on the NCM for the Premier Shares to be delivered under the Merger, on the exchange of Exchangeable Shares as a result of the retraction rights attached to the Exchangeable Shares, the redemption of such Exchangeable Shares by Exchangeco or the exercise by Premier of its Redemption Call Right, Retraction Call Right or Liquidation Call Right or the automatic exchange rights contemplated in Section 2.11, from time to time, and conversion of the Amended and Restated Pentwater Note and under the Success Payment Agreement.

2.8          Certain Rights of Premier to Acquire Exchangeable Shares

Premier shall be entitled, and each DK Securityholder who receives Exchangeable Shares pursuant to this Agreement shall be subject, to the Liquidation Call Right, Retraction Call Right and the Redemption Call Right.
Capitalized terms used in Sections 2.8, 2.9, 2.10, and 2.11 and not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Share Provisions.
2.8.1            Premier Liquidation Call Right

(a)
Premier shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Exchangeco pursuant to Article 28.4 of the Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than Premier and its Subsidiaries) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Premier of an amount per share (the "Liquidation Call Purchase Price") equal to the sum of (a) the Current Market Price of a Premier Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one Premier Share, plus (b) the Dividend Amount, if any. In the event of the exercise of the Liquidation Call Right by Premier, each holder of Exchangeable Shares (other than Premier and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to Premier on the Liquidation Date on payment by Premier to the holder of the Liquidation Call Purchase Price for each such share.

(b)
In order to exercise its Liquidation Call Right, Premier must notify Exchangeco by written notice (a "Liquidation Call Notice") within five Business Days of notification to Premier by Exchangeco of the Liquidation Date. Upon the proposed liquidation, dissolution or winding-up of Exchangeco pursuant to Article 28.4 of the Share Provisions, Exchangeco shall immediately notify Premier thereof. If Premier so notifies Exchangeco within such five Business Day period, Exchangeco shall notify the holders of Exchangeable Shares as soon as possible thereafter as to the exercise of the Liquidation Call Right. If Premier delivers a Liquidation Call Notice within such five Business Day period, Premier shall purchase from such holders, and such holders shall sell to Premier on the Liquidation Date the Exchangeable Shares for the Liquidation Call Purchase Price.

(c)
For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of the Liquidation Call Right, Premier shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the total number of Premier Shares deliverable by Premier (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Encumbrance) in payment of the total Liquidation Call Purchase Price and a cheque in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price and any interest allowed on such deposit shall belong to Premier. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Premier, upon presentation and surrender by the holder of Exchangeable Shares of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Premier Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and Exchangeco may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Premier shall deliver to such holder, a certificate representing the Premier Shares to which such holder is entitled and a cheque in payment of the remaining portion, if any, of the holder's proportionate part of the total Liquidation Call Purchase Price, and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Liquidation Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation. If Premier does not exercise its Liquidation Call Right in the manner described above, on the Liquidation Date the holders of Exchangeable Shares shall be entitled to receive in exchange therefor the liquidation price otherwise payable by Exchangeco in connection with the liquidation, dissolution or winding up of Exchangeco pursuant to Article 28.4 of the Share Provisions.
2.9            Premier Retraction Call Right
2.9.1                          In the event that a holder of Exchangeable Shares (other than Premier or its Subsidiaries) delivers a Retraction Request pursuant to Article 28.5 of the Share Provisions and subject to the limitations set forth in Article 28.5 of the Share Provisions, Premier shall have the overriding right (a "Retraction Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by Exchangeco pursuant to Article 28.5 of the Share Provisions, to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by Premier of an amount per share equal to the Retraction Call Purchase Price (as defined below). In the event of the exercise of a Retraction Call Right, a holder of Exchangeable Shares (other than Premier or its Subsidiaries) who has delivered a Retraction Request shall be obligated to sell all the Retracted Shares to Premier on the Retraction Date on payment by Premier of an amount per share equal to (a) the Current Market Price of a Premier Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by Premier causing to be delivered to such holder one Premier Share for each Exchangeable Share presented and surrendered by the holder, plus (b) the Dividend Amount, if any (collectively, the "Retraction Call Purchase Price").

2.9.2              Upon receipt by Exchangeco of a Retraction Request, Exchangeco shall immediately notify Premier thereof. In order to exercise its Retraction Call Right, Premier must notify Exchangeco (a "Call Notice") within five Business Days of notification to Premier by Exchangeco of the receipt by Exchangeco of the Retraction Request. If Premier so notifies Exchangeco within such five Business Day period, Exchangeco shall notify the holder as soon as possible thereafter as to the exercise of a Retraction Call Right. If Premier delivers a Call Notice within such five Business Day period, the obligation of Exchangeco to redeem the Retracted Shares shall terminate and, provided that the Retraction Requested is not revoked by the holder in the manner specified in Article 28.5 of the Share Provisions, Premier shall purchase from such holder, and such holder shall sell to Premier on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price. For the purposes of completing a purchase pursuant to a Retraction Call Right, Premier shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing the number of Premier Shares to which such holder is entitled and a cheque in the amount of the remaining portion, if any, of the aggregate Retraction Call Purchase Price to which such holder is entitled. Provided that the aggregate Retraction Call Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by Exchangeco of such Retracted Shares shall take place on the Retraction Date. In the event that Premier does not deliver a Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Article 28.5 of the Share Provisions, Exchangeco shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in Article 28.5 of the Share Provisions.

2.9.3              For the purpose of completing a purchase of Exchangeable Shares pursuant to the exercise of a Retraction Call Right, Premier shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of Exchangeco for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of Exchangeco or at any office of the Transfer Agent as may be specified by Exchangeco by notice to the holders of Exchangeable Shares, a certificate representing the number of Premier Shares to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Call Purchase Price and a cheque of Premier payable in Canadian dollars at any branch of the bankers of Exchangeco in Canada in payment of the remaining portion, if any, of such aggregate Retraction Call Purchase Price and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation.

2.9.4                          On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Retraction Call Purchase Price unless such presentation and surrender of certificates in accordance with the foregoing provisions has been made, payment of the aggregate Retraction Call Purchase Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the

Retracted Shares so purchased by Premier shall thereafter be considered and deemed for all purposes to be a holder of the Premier Shares delivered to such holder.

2.10          Premier Redemption Call Right
2.10.1 Premier shall have the overriding right (a "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by Exchangeco pursuant to Article 28.6 of the Share Provisions, to purchase from the holders of Exchangeable Shares (other than Premier and its Subsidiaries) on the last Business Day prior to the Redemption Date in respect of which the Redemption Call Right is exercised all but not less than all of the Exchangeable Shares that Exchangeco proposes to redeem pursuant to Article 28.6 of the Share Provisions, on payment by Premier of an amount per share equal to (a) the Current Market Price of a Premier Share on the last Business Day prior to such Redemption Date, which shall be satisfied in full by causing to be delivered to such holder one Premier Share plus (b) the Dividend Amount, if any (collectively, the "Redemption Call Purchase Price"). In the event of the exercise of a Redemption Call Right, each holder of Exchangeable Shares (other than Premier and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to Premier on the last Business Day prior to such Redemption Date on payment by Premier to such holder of the Redemption Call Purchase Price for each such share.
2.10.2                  In order to exercise its Redemption Call Right, Premier must notify Exchangeco by written notice (a "Redemption Call Notice") within five Business Days of notification to Premier by Exchangeco of the Redemption Date. If Premier so notifies Exchangeco within such five Business Day period, Exchangeco shall notify the holders of Exchangeable Shares as soon as possible thereafter as to the exercise of a Redemption Call Right. If Premier delivers a Redemption Call Notice within such five Business Day period, on the Redemption Date Premier shall purchase from such holders, and such holders shall sell to Premier on the Redemption Date the Exchangeable Shares, for the Redemption Call Purchase Price.
2.10.3                  For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Redemption Call Right, Premier shall deposit with Exchangeco, on or before the last Business Day prior to the Redemption Date, certificates representing the total number of Premier Shares deliverable by Premier (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Redemption Call Purchase Price and a cheque in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price and any interest allowed on such deposit shall belong to Premier. Provided that the total Redemption Call Purchase Price has been so deposited with Exchangeco, on and after the last Business Day prior to such Redemption Date the rights of each holder of Exchangeable Shares (other than Premier and its Subsidiaries) will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Premier upon presentation and surrender by such holder of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the last Business Day prior to such Redemption Date be considered and deemed for all purposes to be the holder of the Premier Shares delivered to such holder. Upon surrender to Exchangeco of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as Exchangeco may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Premier shall deliver to such holder, a certificate representing the Premier Shares to which such holder is entitled and a cheque in payment of the remaining portion, if any, of the holder's proportionate part of the total Redemption Call Purchase Price, and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Redemption Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation. If Premier does not exercise the Redemption Call Right in the manner described above, on the Redemption Date a holder of Exchangeable Shares shall be entitled to receive in exchange therefor the redemption price otherwise payable by Exchangeco in connection with the redemption of the Exchangeable Shares pursuant to Article 28.6 of the Share Rights.

2.11            Automatic Exchange Right
So long as, and at all times that, Exchangeable Shares remain issued and outstanding and held other than by Premier and its Subsidiaries, Premier will give the holders of Exchangeable Shares (other than Premier and its Subsidiaries) notice of each of the following events at the time set forth below:

(a)
in the event of any determination by the board of directors of Premier to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Premier or to effect any other distribution of assets of Premier among its shareholders for the purpose of winding up its affairs (each a "Liquidation Event"), as soon as practicable and in any event at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

(b)
as soon as practicable following the earlier of (A) receipt by Premier of notice of, and (B) Premier otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Premier or to effect any other distribution of assets of Premier among its shareholders for the purpose of winding up its affairs.

In order that the holders of Exchangeable Shares (other than Premier and its Subsidiaries) will be able to participate on a pro rata basis with the holders of Premier Shares in the distribution of assets of Premier in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "Liquidation Event Effective Date") of a Liquidation Event all of the then outstanding Exchangeable Shares held by such holders shall be automatically exchanged for Premier Shares. To effect such automatic exchange, Premier shall purchase on the fifth Business Day prior to the Liquidation Event Effective Date each such Exchangeable Share then outstanding and each such holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a Premier Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Premier issuing to such holder one Premier Share, and (b) to the extent not paid by Exchangeco, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange.
On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the foregoing automatic exchange of Exchangeable Shares for Premier Shares shall be deemed to have occurred, and each holder of Exchangeable Shares (other than Premier and its Subsidiaries) shall be deemed to have transferred to Premier all of such holder's right, title and interest in and to such holder's Exchangeable Shares and any right of each such holder to receive declared and unpaid dividends from Exchangeco and each such holder shall cease to be a holder of such Exchangeable Shares and Premier shall issue to each such holder the Premier Shares issuable upon the automatic exchange of Exchangeable Shares for Premier Shares, which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of all liens, charges and encumbrances created or imposed by Premier, and on the applicable payment date shall deliver to such holders a cheque for the balance, if any, of the total purchase price for such Exchangeable

Shares without interest but less any amounts withheld pursuant to Section 2.12. Concurrently with such holder ceasing to be a holder of Exchangeable Shares, such holder shall be considered and deemed for all purposes to be the holder of the Premier Shares issued pursuant to the automatic exchange of Exchangeable Shares for Premier Shares and the certificates held by such holder previously representing the Exchangeable Shares exchanged by such holder with Premier pursuant to such automatic exchange shall thereafter be deemed to represent Premier Shares issued to such holder by Premier pursuant to such automatic exchange.

2.12            Tax Witholdings
Premier, Exchangeco, and the Transfer Agent shall be entitled to deduct and withhold from any consideration deliverable or otherwise payable to any person pursuant to this Agreement such amounts as are required to be deducted or withheld (and remitted to a Governmental Entity) with respect to such payment under the ITA or any provision of any other applicable Law, provided however that if such deduction or withholding obligation may be reduced or eliminated by any applicable taxation treaty, convention or applicable law, Premier, Exchangeco or the Transfer Agent (as the case may be), together with any relevant holder of Exchangeable Shares shall take reasonable and permitted steps to obtain such reduction or elimination of that obligation. To the extent that such consideration is so withheld or deducted and paid over to the applicable Governmental Entity, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to such person as the remainder of the payment in respect of which such deduction and withholding were made. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a person exceeds the cash portion of the consideration otherwise payable to such person, Premier, Exchangeco, and the Transfer Agent are hereby authorized to sell or otherwise dispose, on behalf of such person thereof, of such portion of the consideration as is necessary to provide sufficient funds to Premier, Exchangeco or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement, and Premier, Exchangeco or the Transfer Agent shall notify such person thereof and remit any unapplied balance of the net proceeds of such sale.

2.13       Transfers Free and Clear

All transfers of securities pursuant to this Agreement shall be free and clear of all Encumbrances.

2.14            No Fractional Shares
No fractional shares (or certificates representing same) shall be issued pursuant to this Agreement and all fractional shares otherwise issuable shall be rounded down to the nearest number of whole shares and no compensation shall be payable in respect of such fractional shares.

3.0            REPRESENTATIONS AND WARRANTIES
3.1            Representations and Warranties of DK
DK represents and warrants as of the date hereof to and in favour of Premier and Exchangeco as follows and acknowledges that each of Premier and Exchangeco is relying on such representations and warranties in connection with the matters contemplated by this Agreement and the Merger and transactions contemplated herein:

3.1.1 Incorporation and Organization of DK
DK is a company duly incorporated under the Business Corporations Act (British Columbia), SBC 2002, c. 57, is validly subsisting, has full corporate and legal power and authority to own, lease and operate the properties currently owned, leased and operated by it and to conduct the DK Business as currently conducted and is in good standing with the Office of the Registrar of Companies for the Province of British Columbia with respect to the filing of annual reports. Each of DK and each DKSub is duly qualified or licenced to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned, leased or operated or the nature of the business conducted by it would make such qualification or licencing necessary. No proceedings have been instituted or are pending for the dissolution or liquidation of DK or a DKSub. True and complete copies of the certificate of incorporation dated November 10, 2006, Notice of Articles dated January 2, 2014, Notice of Alteration dated July 9, 2010 and the Articles of DK as of July 9, 2010 have been provided to Premier. No Notice of Alteration has been filed or authorized by the DK Securityholders with respect to the Articles since July 9, 2010.
3.1.2 Capitalization

(a)
The authorized share structure of DK consists of an unlimited number of DK Common Shares and DK Preferred Shares, of which, as of the date hereof, 3,800 DK Common Shares and 336 DK Preferred Shares, are issued and outstanding. No other DK Shares are authorized or reserved for issuance. All outstanding DK Shares have been duly authorized and are validly issued, and are fully paid and non-assessable, were not issued in violation of the terms of any agreement or other understanding binding upon DK at the time at which they were issued and were issued in compliance with the articles of DK and all applicable Laws. There are, and have been, no pre-emptive rights relating to the allotment, issuance or transfer of any of the issued and outstanding DK Shares.

(b)
There are no outstanding bonds, debentures or other evidences of indebtedness of DK having the right to vote (or that are convertible for or exercisable into securities having the right to vote) with the holders of the DK Shares on any matter.

(c)	There are no outstanding securities that are convertible for or exercisable into securities of DK.
3.1.3 Authority and No Violation
(a)	DK has all requisite corporate power and authority to enter into this Agreement and the documents required to be executed by DK in connection with the transactions contemplated herein, to perform its obligations hereunder to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement and such other documents by DK and the consummation by DK of the transactions contemplated by this Agreement and such other documents have been duly authorized by the board of directors of DK and no other corporate proceedings on its part are necessary to authorize this Agreement or the transactions contemplated hereby or thereby, other than with respect to the completion of the Merger.

(b)
This Agreement has been duly executed and delivered by DK and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors' rights generally, and to general principles of equity. All documents required to be executed by DK in connection with the transactions contemplated herein will be duly executed and delivered by DK on or before the Effective Date and, when so executed and delivered, will constitute a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors' rights generally, and to general principles of equity.

(c)
The approval of this Agreement and the other documents required to be executed by DK in connection with the transactions contemplated herein, the execution and delivery by DK of this Agreement and such other documents, and the performance by DK of its obligations hereunder and thereunder and the completion of the Merger and the transactions contemplated thereby, will not, except as disclosed in Section 3.1.3(c) of the DK Disclosure Letter:

(i)	conflict with, result in a violation or breach of, constitute a default or require any consent (other than such as has already been obtained), to be obtained under, or give rise to any termination rights or payment obligation under, any provision of:

(A)	any resolutions of its board of directors (or any committee thereof) or shareholders;

(B)	its constating documents, any unanimous shareholders agreement or any other agreement or understanding with any Person holding an ownership interest in it;

(C)	subject to obtaining the Applicable Regulatory Approvals or the transactions contemplated herein, any Laws; or

(D)
subject to obtaining any consent, approval, permit or acknowledgement which may be required thereunder in connection with the completion of the transactions herein contemplated, details of which are set out in Section 3.1.3(c) of the DK Disclosure Letter, any licence or registration or any agreement, contract or commitment, written or oral, which DK is a party to or bound by or subject to;

(ii)	give rise to any right of termination or acceleration of indebtedness, or cause any third party indebtedness to come due before its stated maturity or cause any available credit to cease to be available;
(iii)	result in the imposition of any Encumbrance upon any of its assets, or restrict, hinder, impair or limit its ability to carry on the DK Business as and where it is now being carried on or as and where it may be carried on in the future; or

(iv)          result in any person becoming entitled to:

(A)	any retirement, severance, unemployment compensation, "golden parachute", bonus or other such payment;

(B)	the acceleration of the vesting or time to exercise or payment of any outstanding stock options or other DK Employee Benefit Plan;

(C)	the forgiveness or postponement of payment of any indebtedness owing to DK; or

(D)	receive any additional payments or compensation under or in respect of any DK Employee Benefit Plan.
(d)	No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained by DK or any DKSub in connection with the execution and delivery of this Agreement or any of the other documents contemplated hereby, or the consummation by DK of the transactions contemplated hereby or thereby, other than:

(i)
any other consents, approvals, orders, authorizations, declarations or filings of or with a Governmental Entity which, if not obtained, would not in the aggregate have a Material Adverse Effect on DK or any DKSub; and

(ii)	any other consents or approvals set out in Section 3.1.3(d) of the DK Disclosure Letter.
3.1.4 No Defaults
Neither of DK nor any DKSub is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default under, any contract, agreement, licence, franchise or any other document to which it is a party or by which it is bound which would, if terminated due to such default, cause a Material Adverse Effect on DK.
3.1.5              Issued Shares
Section 3.1.5 of the DK Disclosure Letter sets forth a true and complete list, as of the date hereof, of all of the issued and outstanding DK Shares, including the registered and beneficial holders of all such shares. Except as disclosed in Section 3.1.5 of the DK Disclosure Letter, the certificates evidencing the DK Shares bear no restrictive legends and the articles of DK do not contain or provide for any restrictions or restrictive legends with respect to the DK Shares, and the DK Shares are not subject to any restrictions, which will not terminate as of the Effective Time.
3.1.6 Subsidiaries
(a)	Except as disclosed in Section 3.1.6 of the DK Disclosure Letter, neither DK nor any DKSub is the beneficial or registered owner of any shares or other ownership interests in any Person except for the shares in each DKSub owned by DK, and neither holds any securities or obligations of any kind convertible into or exchangeable for shares or other ownership interests in any Person. Neither DK nor any DKSub is a party to any agreement to acquire any shares or other ownership interests in any Person.

(b)
Each DKSub is a corporation duly incorporated under the Laws of its jurisdiction of incorporation, is validly subsisting, has full corporate and legal power and authority to own, lease and operate the properties currently owned, leased and operated by it and conduct its business as currently conducted, and is in good standing under the Laws of its jurisdiction of incorporation. Each DKSub is duly qualified or licenced to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned, leased or operated or the nature of the business conducted by it would make such qualification or licencing necessary. No proceedings have been instituted or are pending for the dissolution or liquidation of any DKSub. True and complete copies of the constating, incorporation or organizational documents of each DKSub have been provided to Premier.

(c)
DK is the beneficial owner of all of the issued and outstanding shares of each DKSub free of any Encumbrance. No Person has any other agreement, option, commitment, arrangement, or any other right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement, option or commitment (including any such right or privilege under convertible securities, warrants or convertible obligations of any nature) for:

(i)	the purchase, subscription, allotment or issuance of, or conversion into, any of the issued or unissued shares or any other securities of any DKSub; or

(ii)	the purchase or other acquisition from any DKSub of any of its undertakings, business or assets.
3.1.7 Absence of Certain Changes or Events

Except as disclosed in Section 3.1.7 of the DK Disclosure Letter, since the date of the DK Financial Statements, each of DK and each DKSub have conducted its business only in the ordinary course of business and there has not occurred:

(a)	any Material Adverse Change in respect of DK or any DKSub; or

(b)
any agreement or arrangement to take any action which, if taken prior to the date hereof, would have made any representation or warranty set out in this Agreement materially untrue or incorrect as of the date when made.

3.1.8 Financial Statements
The DK Financial Statements, copies of which have been provided to Premier, have been prepared in accordance with generally accepted accounting principles applicable in the United States. All financial statements of DK prior to the DK Financial Statements were prepared in accordance with generally accepted accounting principles applicable in Canada. The DK Financial Statements have been prepared in accordance with the requirements of applicable Laws, and are as at their date, correct and complete and present fairly, in all material respects:

(a)	all the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of DK and each DKSub, on a consolidated basis, as at the Financial Year End; and

(b)	the results of operations and cash flows of DK and each DKSub, on a consolidated basis, for the 12-month period ended on the Financial Year End.
3.1.9            Liabilities
Neither DK nor any DKSub has any Liability, indebtedness, obligation, expense, claim, deficiency, Guarantee or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise (whether or not required to be reflected in the DK Financial Statements) and has no knowledge of any potential Liabilities or obligations, other than:

(a)	Liabilities (including Liabilities for unpaid Taxes) disclosed on, reflected in or provided for in the DK Financial Statements;

(b)
Liabilities disclosed in Section 3.1.9(b) of the DK Disclosure Letter or provided for in the operating budget of DK for the financial year ending December 31, 2015, a copy of which has been provided to Premier;

(c)
Liabilities incurred in the ordinary course of the DK Business and attributable to the period since the date of the DK Financial Statements, none of which, individually or in the aggregate, has a Material Adverse Effect on DK on a consolidated basis; and

(d)	Liabilities incurred in connection with this Agreement or the transactions contemplated in this Agreement.
3.1.10 Debt Instruments
Except as set out and described in Section 3.1.10 of the DK Disclosure Letter, neither DK nor any DKSub is bound by or subject to:

(a)	any Debt Instrument; or

(b)	any agreement, contract or commitment to create, assume or issue any Debt Instrument, and no Debt Instrument or Encumbrance to which DK or any DKSub is bound by or subject to is dependent upon the Guarantee of or any security provided by any other Person.

3.1.11 Accounts Receivable
All accounts receivable of and book debts and other debts due to DK or any DKSub reflected in the DK Financial Statements or which have come into existence since the Financial Year End were created in the ordinary course of the DK Business and, except to the extent that the same have been paid in the ordinary course of the DK Business since the Financial Year End, are valid and enforceable and payable in full, without any right of set-off or counterclaim or any reduction for doubtful accounts other than as reflected in the DK Financial Statements, or other than a reasonable allowance for doubtful accounts consistent with DK's previous practice.
3.1.12 Accuracy of Books and Records
Except as disclosed in Section 3.1.12 of the DK Disclosure Letter, the books and records, accounting, financial and otherwise, of DK fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles applicable in Canada applied on a consistent basis, the financial position of DK as at the date hereof and all material financial transactions of DK have been accurately recorded in such books and records on a consistent basis and in conformity with generally accepted accounting principles applicable in Canada applied on a consistent basis. Except as disclosed in Section 3.1.12 of the DK Disclosure Letter, all records, controls, data or information owned by DK and required to operate the DK Business are in the full possession and control of DK.
3.1.13 Guarantees
Except as set out and described in Section 3.1.13 of the DK Disclosure Letter, neither DK nor any DK Sub is a party to or bound by or subject to any Guarantee of the indebtedness of any other Person.
3.1.14 Moveable Property
Except as disclosed in Section 3.1.14 of the DK Disclosure Letter, the moveable (personal) property of DK, if any:

(a)	consist solely of items of tangible moveable personal property of the kind and quality regularly used or produced in the DK Business, including the DK Exhibition Assets;

(b)	are useable in the ordinary course of the DK Business for the purpose for which they were intended; and

(c)	have been valued in the DK Financial Statements in accordance with generally accepted accounting principles applicable in Canada, on a basis consistent with that of past practice.
3.1.15 Business Carried on in Ordinary Course
The DK Business has been carried on in the ordinary course since the Financial Year End, and since the Financial Year End:
(a)	there has been no Material Adverse Change with respect to DK or any DKSub other than changes incurred in the ordinary course of the DK Business;

(b)	there has been no damage, destruction or loss of any material tangible assets, whether covered by insurance or not, that could reasonably be expected to have a Material Adverse Effect on DK or any DKSub;
(c)	there has been no split, combination, consolidation, or reclassification of any of the outstanding DK Shares, and DK has not declared or paid any dividends on or made any other distributions (in either case, in stock or property) on or in respect of the outstanding DK Shares;
(d)	except as disclosed in Section 3.1.15(d) of the DK Disclosure Letter, DK has not allotted, reserved, set aside or issued, authorized or proposed the allotment, reservation, setting aside or issuance of, or purchased or redeemed or proposed the purchase or redemption of, any shares in its capital stock or any class of securities convertible or exchangeable into, or rights, warrants or options to acquire, any such shares or other convertible or exchangeable securities, nor has DK or any DKSub agreed to do any of the foregoing;
(e)	except as disclosed in Section 3.1.15(e) of the DK Disclosure Letter, there has been no increase in the salary or other cash compensation payable or to become payable by DK or any DKSub to any of its officers, directors, employees or advisors, other than in the ordinary course of the DK Business, and there has been no declaration, payment or commitment or obligation of any kind for the payment or granting by DK or any DKSub of a bonus, stock option or other additional salary or compensation to any such Person, or any grant to any such Person of any increase in severance or termination pay, nor has DK agreed to do any of the foregoing;
(f)	except as disclosed in Section 3.1.15(f) of the DK Disclosure Letter, there has been no increase in or modification of any DK Employee Benefit Plan or agreement to increase or modify any DK Employee Benefit Plan (including, in either case, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of its directors or officers, other than increases in salary or cash compensation payable or to become payable by DK or any DKSub to any of its officers or directors, provided any such increase is in the ordinary course of the DK Business;
(g)	except as disclosed in Section 3.1.15(g) of the DK Disclosure Letter, neither DK nor any DKSub has:

(i)	acquired or sold, pledged, leased, encumbered or otherwise disposed of any material property or assets or agreed to do any of the foregoing; or

(ii)	incurred or committed to incur capital expenditures in excess of $2,000,000, in the aggregate, or agreed to do any of the foregoing;
(h)	except as set out in Section 3.1.15(h) of the DK Disclosure Letter, neither DK nor any DKSub has entered into any material contract, agreement, licence, franchise, lease transaction, commitment or other right or obligation and has not amended, modified, relinquished, terminated or failed to renew any DK Material Agreement, other than in the ordinary course of the DK Business;

(i)
except as disclosed in Section 3.1.15(i) of the DK Disclosure Letter, there has been no transfer (by way of a licence or otherwise) of or agreement to transfer to any Person rights to any DK Intellectual Property;

(j)
except as disclosed in Section 3.1.15(j) of the DK Disclosure Letter, DK has not made any change in accounting policies, principles, methods, practices or procedures (including for bad debts, contingent Liabilities or otherwise), respecting capitalization or expense of research and development expenditures, depreciation or amortization rates or timing of recognition of income and expense;

(k)	DK has taken all commercially reasonable action required to maintain, renew or enforce any DK Registered Intellectual Property;

(l)
except as set out in Section 3.1.15(l) of the DK Disclosure Letter, there has been no notice delivered to DK or a DKSub of any claim of ownership by a third party of any of the DK Intellectual Property owned or developed by DK or any DKSub or of infringement by DK or any DKSub of any third party's Intellectual Property;

(m)	except as set out in Section 3.1.15(m) of the DK Disclosure Letter, there has been no amendment to the notice of articles or articles of DK or any DKSub;

(n)	there has been no disruption in the normal work of DK's workforce or claim of wrongful discharge or other unlawful labour practice in respect of DK or any DKSub;

(o)
there has been no waiver by DK or any DKSub or agreement to waive, any right of substantial value and neither DK nor any DKSub has entered into any commitment or transaction not in the ordinary course of the DK Business where such right, commitment or transaction is or would be material in relation to DK or the DK Business; and

(p)
except as set out in Section 3.1.15(p) of the DK Disclosure Letter, there has been no creation, or agreement by DK or any DKSub to create any Encumbrance on any of its property or assets (except for any lien for unpaid Taxes not yet due).

3.1.16          Partnerships or Joint Ventures
Except as set out in Section 3.1.16 of the DK Disclosure Letter, neither DK nor any DKSub is a partner or participant in any partnership, joint venture, profit sharing arrangement or other business combination of any kind and is not party to any agreement under which DK or any DKSub agrees to carry on any part of the DK Business or any other activity in such manner or by which DK or any DKSub agrees to share any revenue or profit with any other Person.
3.1.17                Minute Books and Corporate Records
The minute and record books of each of DK and each DKSub contain complete and accurate minutes of all meetings of, and copies of the articles and resolutions passed by, or consented to in writing by, the directors (and any committees thereof) and shareholders of DK or any DKSub since its incorporation and which are required to be maintained in such books under the applicable legislation relating to DK or such DKSub; all such meetings were duly called and held and all such articles and resolutions were duly passed or enacted. The share certificate books, registers of shareholders, registers of transfers, registers of directors, registers of holders of Debt Instruments and other corporate registers of each of DK and each DKSub comply with the provisions of all applicable Laws and are complete and accurate in all material respects. Neither DK nor any DKSub is a party to or bound by or subject to any shareholder agreement or unanimous shareholder agreement governing the affairs of DK or the relationships, rights and duties of shareholders.
3.1.18                  Interested Persons
Except as set out and described in Section 3.1.18 of the DK Disclosure Letter:

(a)
neither DK nor any DKSub is party to or bound by or subject to any agreement, contract or commitment with any Interested Person, except for contracts of employment or personal services contracts with independent contractors;

(b)
neither DK nor any DKSub has any loan or indebtedness outstanding (except for obligations incurred in the ordinary course of the DK Business with respect to any DK Employee Benefit Plan, personal services contracts or the reimbursement of expenses incurred on behalf of DK or a DKSub or otherwise) to any Interested Person;

(c)	all activities of DK and each DKSub have been carried at Arm's Length with each Interested Person; and

(d)
no Interested Person has any cause of action or other claim whatsoever against, or owes any amount to, DK in connection with the DK Business as heretofore carried on, except for any Liability reflected in the DK Financial Statements and claims in the ordinary course of the DK Business such as, without limitation, for accrued vacation pay and accrued benefits under the DK Employee Benefit Plan.

3.1.19                  Directors and Officers
Section 3.1.19 of the DK Disclosure Letter sets forth the names and titles of all directors and officers of DK and each DKSub as at the date of this Agreement.
3.1.20                  Employment and Employee Benefit Matters
(a)	As at March 15, 2015, DK had 17 full time and 6 permanent part time DK Employees, of which none are located in the United States and the DKSubs had no full time DK Employees located in the United States. The names of such individuals, their years of service, their job titles and the DK Employee Benefit Plan to which they are entitled are set out and described in Section 3.1.20(a) of the DK Disclosure Letter. To the knowledge of DK, no DK Employee intends to terminate his employment with DK, whether as a result of the transactions contemplated by this Agreement or otherwise.

(b)	Section 3.1.20(b) of the DK Disclosure Letter contains a complete list of all DK Employee Benefit Plans maintained, or otherwise contributed to or required to be contributed to, by DK or any DKSub for the benefit of DK Employees or former DK Employees, and sets out a description of all policies, handbooks and manuals relating to employment matters.
(c)	Section 3.1.20(c) of the DK Disclosure Letter contains a true, accurate and complete list of each DK Employee Benefit Plan.
(d)	With respect to each DK Employee Benefit Plan, DK has, as requested, made available to Premier accurate, current and complete copies of each of the following:

(i)	each written DK Employee Benefit Plan and all amendments thereto;

(ii)	a written summary of all material plan terms of each unwritten DK Employee Benefit Plan; and

(iii)	employee handbooks of each of DK and each DKSub.
(e)	Except as could not reasonably be expected to result in material Liability to DK or a DKSub, each DK Employee Benefit Plan has been established, administered and maintained in accordance with its terms and in compliance with applicable Law.
(f)	All material benefits, contributions and premiums relating to each DK Employee Benefit Plan have been paid in accordance with the terms thereof and all applicable Laws and accounting principles, and all material benefits accrued under any unfunded DK Employee Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with Canadian generally accepted accounting principles.
(g)	Except as required by applicable Law, no provision of any DK Employee Benefit Plan that is sponsored or maintained by DK or a DKSub would restrict DK or the DKSub from amending or terminating any such DK Employee Benefit Plan. Neither DK nor any DKSub has any commitment or obligation and has not made any representations to any DK Employee or independent contractor or consultant to any DK or any DKSub to adopt, amend or modify any DK Employee Benefit Plan in connection with the consummation of the transactions contemplated by this Agreement.

(h)
There is no pending or, to DK's knowledge, threatened action relating to a DK Employee Benefit Plan (other than routine claims for benefits), and no DK Employee Benefit Plan has within the six years prior to the date hereof been the subject of an examination or audit by a Governmental Authority.

(i)	Except as disclosed in Section 3.1.20(i) of the DK Disclosure Letter, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will:

(i)	entitle any DK Employee to severance pay pursuant to a DK Employee Benefit Plan;

(ii)	accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual pursuant to a DK Employee Benefit Plan;

(iii)	limit or restrict the right of DK or the relevant DKSub to merge, amend or terminate any DK Employee Benefit Plan that is sponsored or maintained by DK or a DKSub; or

(iv)	increase the amount payable under by or result in any other material obligation to a DK or a DKSub pursuant to any DK Employee Benefit Plan.

(j)	Except as set out and described in Section 3.1.20(j) of the DK Disclosure Letter:

(i)
neither DK nor any DKSub is party to or bound by or subject to any agreement or arrangement with respect to the DK Employee Benefit Plan and no such agreement or arrangement contains any specific provision as to notice of termination of employment or severance pay in lieu thereof;

(ii)
neither DK nor any DKSub has any obligations to amend any DK Employee Benefit Plan and no amendments will be made or promised prior to the Effective Date, except with the prior written consent of Premier;

(iii)	all obligations of DK and each DKSub with respect to DK Employee Benefit Plans are reflected in and have been fully accrued in the DK Financial Statements;

(iv)
neither DK nor any DKSub is party to or bound by, subject to or entered into any collective bargaining agreement, collective bargaining certification or other similar arrangement with any labour union or employee association nor has it made any commitment to or conducted any negotiation or discussion with any labour union or employee association with respect to any future agreement or arrangement and, to the knowledge of DK, there is no current application for certification or other attempt to organize or establish any labour union or employee association with respect to DK Employees;

(v)
each of DK and each DKSub has, in all material respects, complied with, and operated its business in accordance with, all applicable Laws relating to employment and labour matters, including employment and labour standards, occupational health and safety, employment equity, pay equity, workers' compensation, human rights and labour relations matters, but not including privacy; there are no current, pending or, to the knowledge of DK, threatened claims, complaints or proceedings of any kind involving DK or any DKSub, or to DK's knowledge, any of their respective DK Employees before any Tribunal with respect to any of the above matters; and there are no facts known to DK that could reasonably be expected to give rise to any such claim, complaint or proceeding;

(vi)	there are no existing or, to the knowledge of DK, threatened labour strikes, slow downs, work stoppages or other similar labour troubles affecting DK or any DKSub;

(vii)	to the knowledge of DK, no DK Employee is bound by any confidentiality, non-solicitation or non-competition agreement in favour of any Person other than DK or any DKSub which is material and relevant to the employment of such DK Employee by DK or any DKSub and which imposes obligations on such DK Employee greater than those owed by such DK Employee under common law;

(viii)	neither DK nor any DKSub is party to any side letter or other written or oral material commitment with any DK Employee or contractor; and

(ix)	all accruals for unpaid vacation pay, premiums for employment insurance, health premiums, Canada Pension Plan premiums, accrued wages, salaries and commissions and other benefits from the DK Employee Benefit Plans have been reflected in the books and records of DK.

3.1.21 Pension and Retirement Plans

Except as disclosed in Section 3.1.21 of the DK Disclosure Letter, neither DK nor any DKSub sponsors or participates in any pension and/or retirement plan.

3.1.22 Real Property

Except for the real property disclosed in Section 3.1.22 of the DK Disclosure Letter, DK does not own, nor is DK a party to or bound by or subject to any agreement, contract or commitment, or any option to purchase, any real or immovable property.

3.1.23 Leases and Leased Property

(a)	Neither DK nor any DKSub is party to or bound by or subject to or has agreed to or become bound to enter into, any real or personal property lease, sublease or other right of occupancy relating to real property, whether as lessor or lessee, except for the DK Leases described in Section 3.1.23(a) of the DK Disclosure Letter, full access to or complete copies of which have been provided to Premier prior to the date hereof. Either DK or a DKSub occupy and have the exclusive right to occupy and use all immovable DK Leased Property and has the exclusive right to use all movable DK Leased Property.

(b)	Each of the DK Leases is valid and subsisting and in good standing, all rental and other payments required to be paid by DK or any DKSub as lessee or sublessee and due and payable pursuant to each of the DK Leases have been duly paid to date and DK or any DKSub is not otherwise in default in meeting its obligations under any of the DK Leases and is entitled to all rights and benefits thereunder. No event exists which, but for the passing of time or the giving of notice, or both, would constitute a default by DK or any DKSub or, to the knowledge of DK, any other party to any of the DK Leases and no party to any of the DK Leases is claiming any such default or taking any action purportedly based upon any such default. The completion of the transactions contemplated herein will not, subject to obtaining any required consents set out in Section 3.1.23(b) of the DK Disclosure Letter, afford any of the parties to any of the DK Leases or any other Person the right to terminate any of the DK Leases nor will the completion of the transactions contemplated herein result in any additional or more onerous obligation on DK or any DKSub under any of the DK Leases.

3.1.24 Insurance

(a)	Each of DK and each DKSub maintain insurance covering its property, assets and personnel and protecting its business, which constitutes the DK Business, against loss or damage on a basis that is comparable to the insurance maintained by reasonable Persons operating businesses similar to the DK Business as heretofore carried on. Section 3.1.24(a) of the DK Disclosure Letter sets forth a list of all insurance policies currently maintained by DK and each DKSub. Each of such insurance policies is valid and subsisting and in good standing, there is no default, whether as to the payment of premiums or otherwise, under any material term or condition of such insurance policies, and, to the knowledge of DK, each Person which is an insured party under any of such insurance policies is entitled to all rights and benefits thereunder.

(b)	There are no pending claims under any such insurance policies. Neither DK nor any DKSub has failed to give any notice or present any claim under any such insurance policies in due and timely fashion. To the knowledge of DK, no circumstances have occurred which might entitle DK or any DKSub to make a claim under any such insurance policies or which might be required under any such insurance policies to be notified to the insurers thereunder and no material claim under any of such insurance policies has been made by DK or any DKSub since the most recent Financial Year End.

(c)	Except as disclosed in Section 3.1.24(c) of the DK Disclosure Letter, none of such insurance policies is subject to any premium in excess of the stipulated or normal rate. No notice of cancellation of, material increase of premiums under, non-renewal with respect to, or disallowance of any claim under, any such insurance policies has been received by DK or any DKSub.

3.1.25 Material Agreements

Except for the DK Material Agreements disclosed in Section 3.1.25 of the DK Disclosure Letter, neither DK nor any DKSub is party to or bound by or subject to any of the following:

(a)	any exhibition, sales, advertising, public relations, agency, or management under which the obligations of DK exceeding $100,000 on an annual basis;

(b)	any continuing contract for the purchase of materials, supplies, equipment or services involving, in the case of any such contract, more than $100,000 over the life of the contract;

(c)	any contract that expires, or may be renewed at the option of any Person other than DK or any DKSub so as to expire, more than one year after the date of this Agreement;

(d)	any contract for capital expenditures in excess of $50,000 in the aggregate;

(e)	any confidentiality, secrecy or non-disclosure contract;
(f)	any contract pursuant to which DK or any DKSub leases any real or personal property (including the DK Leases), under which the obligations of DK exceed $50,000, on an annual basis;

(g)	any contract pursuant to which DK or any DKSub is a lessor of any machinery, equipment, motor vehicles, office furniture, fixtures or other personal property under which the obligations of DK exceed $50,000, on an annual basis;

(h)	any contract with any person with whom DK or any DKSub does not deal at Arm's Length;

(i)	any Guarantee;

(j)	any licence, sublicence or other agreement to which DK or a DKSub is a party (or by which it or any DK Intellectual Property is bound or subject) and pursuant to which any Person (other than DK Employees or independent contractors of DK or a DKSub for purposes of their employment or contract with DK or any DKSub, as applicable) has been or may be assigned, authorized to use, or given access to any DK Intellectual Property;

(k)	any employment contracts with DK Employees and service contracts with independent contractors;

(l)	any agreement to indemnify, hold harmless or defend any other Person with respect to any assertion of personal injury, damage to property or Intellectual Property infringement, misappropriation or violation or warranting the lack thereof other than any licence of Third Party Software that is not part of the DK Intellectual Property and which relates to Software that is generally available to the public; and

(m)	any other agreement, indenture, contract, lease, deed of trust, licence, option, instrument or other commitment which is or would reasonably be expected to be material to the DK Business, properties, assets, operations, condition (financial or otherwise) or prospects of DK, whether written or oral, and of any nature or kind whatsoever.

3.1.26 No Breach of Material Agreements

Each of DK and each DKSub have performed all of the material obligations required to be performed by it, and is entitled to all benefits under, and, to the knowledge of DK, is not alleged to be in default in respect of, any DK Material Agreement. Except as disclosed in Section 3.1.26 of the DK Disclosure Letter, each of the DK Material Agreements is in full force and effect, unamended, and there exists no material breach thereof or material default or event of material default or event, occurrence, condition or act with respect to DK or any DKSub or, to DK's knowledge, with respect to the other contracting party or otherwise that, with or without the giving of notice, the lapse of time or the happening of any other event or conditions, would:

(a)	become a default or event of default under any DK Material Agreement; or

(b)	result in the loss or expiration of any material right or option by DK or a DKSub (or the material gain thereof by any third party) under any DK Material Agreement.

DK has provided access to or delivered a true, correct and complete copy of each of the DK Material Agreements to Premier.

3.1.27 Legal Proceedings

There are no actions, suits, claims, investigations or proceedings (whether private, governmental or otherwise, and whether or not purportedly on behalf of DK or any DKSub) in progress, pending, or to the knowledge of DK, threatened, against or affecting DK or any DKSub (including actions, suits, investigations or proceedings against any of DK's directors, officers or employees which relate to the DK Business, or the affairs, assets or operations of DK or any DKSub), at law or in equity, or before or by any Tribunal. There is no judgment, decree, injunction, ruling, order or award of any Tribunal outstanding against or affecting DK or any DKSub. Except as set out in Section 3.1.27 of the DK Disclosure Letter, DK is not aware of any grounds on which any such action, suit, investigation or proceeding might be commenced with any reasonable likelihood of success, and does not have any present plans or intentions to initiate any litigation, arbitration or other proceedings against any third party.

3.1.28 Tax Matters

(a)	Except in respect of the income tax return for the current taxation year, provided that such return is not required to be filed on or prior to the Effective Time, and any income tax return which is required to be filed as a result of or in connection with the transactions contemplated herein, DK and each DKSub has each duly filed or will duly file in the prescribed manner and within the prescribed time under applicable Tax Law all Tax Returns required by applicable Tax Law to be filed by or on behalf of DK and a DKSub on or before the Effective Time with any Governmental Entity to which it is subject; such Tax Returns and the material accompanying such Tax Returns are or will be true, correct and complete in all material respects and none of them has been or will be amended, except as set out in Section 3.1.28(a) of the DK Disclosure Letter. Except as set out in Section 3.1.28(a) of the DK Disclosure Letter, no position has been taken on any Tax Return with respect to the DK Business or the business of such DKSub for a taxation year, or other period for which the assessment of any Taxes has not expired, that is contrary to any publicly announced position of a Governmental Entity, or that is substantially similar to any position that a Governmental Entity has successfully challenged in the course of an examination of a Tax Return of DK or a DKSub. DK has provided to Premier access to or true and complete copies of all Tax Returns filed by DK and each DKSub for all fiscal periods for which the relevant limitation period has not expired and all working papers, calculations, and schedules relating thereto, together with all communications relating thereto from any Governmental Entity and the response, if any, of DK or such DKSub to such communication.

(b)	DK and each DKSub has each duly, and on a timely basis, paid or remitted all Taxes required to be paid or remitted by it on or before the Effective Time, including all Taxes shown as due and owing on all Tax Returns, all Taxes assessed or reassessed by any Governmental Entity, all Taxes held in trust or deemed to be held in trust for any Governmental Entity, and all instalments on account of Taxes for the current year.

(c)	With the exception of the Liabilities for Taxes reflected as reserves in the DK Financial Statements, and except for Taxes incurred in the ordinary course of the DK Business or incurred or arising as a result of the transactions contemplated herein, to the extent that such Taxes are not due and payable on or before the Effective Time, there are no Taxes claimed by any Governmental Entity against DK or a DKSub or which are known to DK to be due and owing by DK or such DKSub and, to the knowledge of DK, there are no pending or threatened reassessments by any Governmental Entity in respect of Taxes owing by DK or such DKSub, and there are no matters in dispute or under discussion with or any audits being conducted by any Governmental Entity relating to Taxes asserted by such Governmental Entity against DK or any DKSub.

(d)	Except as set out and described in Section 3.1.28(d) of the DK Disclosure Letter, the liabilities reflected as reserves for Taxes on the DK Financial Statements are sufficient for the payment or remittance of all Taxes which may become payable or remittable by DK and each DKSub, whether or not disputed, in respect of any period ending on or before the Effective Time.

(e)	Except as set out and described in Section 3.1.28(e) of the DK Disclosure Letter, there are no Tax deficiencies that have been claimed, proposed or asserted in writing against DK or any DKSub that have not been fully paid or finally settled and there are no discussions, audits, assertions or claims now pending, or to the knowledge of DK or any DKSub, threatened, in respect of Taxes due from or with respect to DK or any DKSub. No Governmental Entity has challenged, disputed or questioned any Taxes of or any Tax Returns filed by DK or any DKSub or indicated that an assessment, reassessment or determination in respect of Taxes is proposed. To the knowledge of DK, there are no facts, circumstances, acts, omissions, events, transactions or series of events or transactions occurring wholly or partly on or before the Closing Time, which could, or are likely to, give rise to any discussions, audits, assertions or claims in respect of Taxes.

(f)	Except as set out and described in Section 3.1.28(f) of the DK Disclosure Letter, there are no amounts outstanding and unpaid for which DK or any DKSub has previously claimed a deduction from income under the ITA or any other applicable Tax Law and which may be included in DK's or a DKSub's income for any taxation year ending after the Effective Time.

(g)	Except as set out and described in Section 3.1.28(g) of the DK Disclosure Letter, there are no liens for Taxes (other than for Taxes not yet due and payable) on any of the properties or assets of any of DK or any DKSub, nor are such properties or assets the subject of any trust arising under tax Law.

(h)	No actions, suits, investigations, audits or proceedings and no assessment, reassessment or request for information in progress, pending or, to the Knowledge of DK or DKSub, threatened against or affecting DK or any DKSub in respect of Taxes nor are any issues under discussion with any Governmental Entity relating to any matters which could result in claims for additional Taxes.

(i)	Section 3.1.28(i) of the DK Disclosure Letter accurately reflects all notices of assessment and reassessment of Taxes that have been received by DK and each DKSub from all relevant Governmental Entities with respect to the Tax liabilities of DK and such DKSub for all taxation years and other periods subsequent to December 31, 2009, and no Governmental Entity is entitled to assess or reassess DK or any DKSub for any Tax in respect of a taxation year or other period prior to the commencement of the Financial Year ending December 31, 2010.

(j)	There are no agreements, waivers or other arrangements requested, executed, received or entered into by DK or any DKSub providing for an extension of time with respect to any assessment, reassessment or collection of Taxes by an Governmental Entity, the filing of any Tax Returns or the payment or remittance of any Taxes or amounts on account of Taxes by DK or any DKSub, or the provision of any documents or information currently under request by any Governmental Entity.

(k)	Copies of all Tax formal written rulings, if any, applicable to DK and each DKSub have been provided to Premier. To the knowledge of DK, there is no claim or threatened claim to revoke any such Tax ruling. Except as disclosed in Section 3.1.28(k) the DK Disclosure Letter, there are no Tax rulings or requests for Tax rulings pertaining to the DK or any DKSub that could affect the liability for Taxes or the amount of the taxable income or loss for any taxation year or period ending after the Effective Time.

(l)	Except for Dinosaurs Unearthed, Corp., none of DK nor any DKSub has been required, or is currently required, to file any Tax Returns with any Governmental Entity outside Canada. No claims have ever been made by any Governmental Entity that DK or any DKSub is or may be subject to Tax in a jurisdiction where DK and such DKSub do not file Tax Returns. There is no basis for a claim that any of DK or any DKSub is subject to Tax in a jurisdiction in which it does not file Tax Returns.

(m)	Except as set out and described in Section 3.1.28(m) of the DK Disclosure Letter, DK and each DKSub has each deducted, withheld and remitted the amount of all Taxes and other deductions required under any applicable Laws to be deducted, withheld or remitted from amounts paid or credited by DK or any DKSub to or for the account or benefit of any Person, including Taxes on payments to any of its present or former DK Employees, officers or directors and Taxes on payments to any Person who is a non-resident of Canada, to the relevant Governmental Entity within the time prescribed under any applicable Laws.

(n)	Section 3.1.28(n) of the DK Disclosure Letter sets out the PUC of the DK Shares and the PUC and adjusted cost base of each of the shares held by DK in each DKSub.

(o)	The books and records of DK fairly and correctly set out and disclose, in all material respects, all liabilities and unclaimed input Tax credits under applicable Law. All financial transactions of DK and each DKSub have been accurately and completely recorded in the books and records of DK and such DKSub, respectively, for Tax purposes.

(p)	For all transactions between DK, and any DKSub that is a taxpayer under the ITA, and any non-resident person with whom it was not dealing at Arm's Length, DK or any DKSub, as applicable, has made or obtained records or documents that meet the transfer pricing requirements of paragraphs 247(4) of the ITA.

(q)	Neither DK nor any DKSub has, directly or indirectly, transferred property to or acquired property from or provided services to or received services from any Person with whom DK or such DKSub was not dealing at Arm's Length, other than for consideration the parties reasonably determined to be not less than the fair market value of the property or service at the time of (in the case of property) the disposition or acquisition thereof or (in the case of services) the provision or receipt thereof, or, to its knowledge, has been a party to any contract or transaction that could result in a liability for Tax under section 160 of the ITA or any substantially similar provisions of other applicable Tax Laws. DK and each DKSub has provided Premier access to or copies of all contracts, minutes, and any other documents relating to transactions entered into by it prior to the Effective Time with Persons with whom DK or any DKSub, as the case may be, was not dealing at Arm's Length at the time the transaction occurred.

(r)	There are no circumstances existing which could result, and the transactions contemplated herein will not result, in the application to DK or any DKSub of sections 80 through 80.4 of the ITA or any substantially similar provisions of any applicable Tax Laws.

(s)	Except as set out in Section 3.1.28(s) of the DK Disclosure Letter, for purposes of the ITA and any other applicable Tax Laws, no Person has ever acquired control of DK or any DKSub.

(t)	Except as set out and described in Section 3.1.28(t) of the DK Disclosure Letter, neither DK nor any DKSub has made any elections or designations for the purposes of the ITA or the ETA or other applicable Tax Law, or for the purposes of any administrative rulings or notices or administrative practices pursuant to any Tax Law. Without limiting the generality of the foregoing:

(i)	neither DK nor any DKSub has acquired any property on a Tax-deferred or rollover basis and no election under sections 13, 44, 83 or 85 of the ITA (or any substantially similar provision of any applicable Tax Law) has been made or filed by or on behalf of DK or such DKSub with respect to the acquisition or disposition of property, other than as disclosed in the DK Disclosure Letter; and,

(ii)	except for elections under section 167 of the ETA, neither DK nor any DKSub is a party to any elections made under the ETA.

(u)	Neither DK nor any DKSub has made or authorized any payments to its directors, officers, former directors, shareholders or DK Employees or to any Person not dealing at Arm's Length with any of the foregoing, except in the ordinary course of the DK Business and at the regular rates payable to them of salary, pension, bonuses, rents or other payments of any nature.

(v)	Except as set out in Section 3.1.28(v) of the DK Disclosure Letter, neither DK nor any DKSub has loans or indebtedness outstanding made to directors, former directors, officers, shareholders of DK or DK Employees or any DKSub or to any Person not dealing at Arm's Length with any of the foregoing.

(w)	Neither DK nor any DKSub has at any time been involved or been a party to one or more transactions or series of transactions to which either of sections 55 or to its knowledge 245 of the ITA or other comparable Tax Law would apply.

(x)	DK has been since its incorporation a Canadian-controlled private corporation as defined in the ITA.

(y)	Except as set out in Section 3.1.28(y) of the DK Disclosure Letter, neither DK nor any DKSub has been, or is now associated, as determined for the purposes of the ITA, with any corporations other than each other.

(z)	All non-capital losses not deducted but still deductible by DK have been incurred and are derived from the carrying on of the DK Business. The DK Business has been carried on by DK since the date of its inception for profit and with a reasonable expectation of profit.

(aa)
In the three years prior to the date of this Agreement, neither DK nor any DKSub has received or taken advantage of, directly or indirectly, any grants, Tax benefits other than as may be provided for in the ITA, subsidies, loan guarantees, government contracts, or other forms of preferential treatment or assistance from any Governmental Entity.

(bb)	For purposes of the ITA, the taxation year end of DK and each DKSub is December 31 of each year. The taxation year end of DK and each DKSub has not changed since its incorporation.

(cc)	DK is not engaged in a trade or business in the United States for purposes of the Code.

3.1.29 Compliance with Applicable Laws

Each of DK and each DKSub has conducted and is conducting its business in compliance in all material respects with all applicable Laws in each jurisdiction in which its business is carried on, is not in material breach of any of such Laws and is duly licenced or registered in each jurisdiction in which it owns or leases its property and assets or carries on its business, so as to enable the DK Business to be carried on as now conducted and its property and assets to be so owned or leased. Except as set out in

Section 3.1.29 of the DK Disclosure Letter, DK and each DKSub, as applicable has all licences, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or similar type) (the "DK Licences"), and there are no other licences, permits, approvals, consents, certificates, registrations, or authorizations necessary to carry on the DK Business as presently carried on or to own or lease any of the property or the assets utilized by DK or any DKSub except where the lack of grant of such to DK or the DKSub would not have a Material Adverse Effect on the DK Business. Each DK Licence is valid and subsisting and in good standing and there is no default or breach of any DK Licence and, to the best of the knowledge of DK, no proceeding is pending or threatened to revoke or limit any DK Licence. No DK Licence contains any burdensome term, provision, condition or limitation which has or could have a Material Adverse Effect on the DK Business, and except as set out in Section 3.1.29 of the DK Disclosure Letter, requires the consent, approval, permit or acknowledgement of any Person in connection with the completion of the transactions herein contemplated.

3.1.30 Compliance with Patriot Act

Neither DK nor any DKSub is nor will it become (i) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (ii) a person or entity that knowingly engages in any dealings or transactions, or be otherwise knowingly associated, with any such person. Neither DK nor any DKSub is in violation of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001. Each of DK and each DKSub have complied in all respects with the Foreign Account Tax Compliance Act.

3.1.31 Consents and Approvals

Except for the Applicable Regulatory Approvals to be obtained by Premier with certain assistance by DK as expressly contemplated by this Agreement, there is no requirement for DK or, to the best of its knowledge, any other party to make any filing with, give any notice to or to obtain any licence, permit, certificate, registration, authorization, consent or approval of, any Governmental Entity, NASDAQ or the Premier Shareholders as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for the filings, notifications, licences, permits, certificates, registrations, consents and approvals which relate solely to the identity of Premier or which are of a purely administrative nature and could be completed or obtained without adverse effect on DK or the DK Business immediately after the Effective Date.

3.1.32 No Business Restrictions

Except as disclosed in Section 3.1.32 of the DK Disclosure Letter, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which DK or any DKSub is party or which is otherwise binding upon DK or any DKSub which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of DK or such DKSub, any acquisition of property (tangible or intangible) by DK or any DKSub or the conduct of the DK Business by DK or any DKSub, as currently conducted or proposed to be conducted by DK or any DKSub. Without limiting the foregoing, neither DK nor any DKSub has entered into any agreement under which it is restricted from conducting its respective aspect of the DK Business, in any geographic area, during any period of time or in any segment of the market.

3.1.33 Environmental Matters

Neither DK nor any DKSub is in material violation of any applicable Laws relating to the environment and no material expenditures are or, to the knowledge of DK, will be required in order to comply with such existing Laws. Each of DK and each DKSub possess all necessary environmental licences, permits, approvals, consents, certificates, registrations and other authorizations in order for it to conduct the DK Business in material compliance with applicable Laws relating to the environment. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or for DK or any DKSub or, to the knowledge of DK, by or for any other Person with respect to any DK Leased Property or any real property owned, previously owned, leased, occupied or used by DK or a DKSub while DK or a DKSub has occupied such properties.

3.1.34 Condition and Sufficiency of Assets

All moveable property, including without limitation the DK Exhibitions Assets, facilities, machinery and equipment owned or used by each of DK and each DKSub in connection with the DK Business are in good operating condition and in a state of good repair and maintenance, reasonable wear and tear excepted. Each of DK and each DKSub owns or leases all of the property and assets (excluding Intellectual Property, which is dealt with in Section 3.1.35 below) used in or necessary for the conduct of the DK Business as it is currently being conducted with good and marketable title to all property and assets which are owned by DK, free and clear of any and all Encumbrances other than as set out in Section 3.1.34 of the DK Disclosure Letter.

3.1.35 Intellectual Property

Representations with respect to DK Intellectual Property

(a)          Section 3.1.35(a) of the DK Disclosure Letter includes a description of:

(i)	all material Intellectual Property (including, without limitation, Software but expressly excluding "shrink wrap" and "click wrap" Third Party Software) that is owned by DK or a DKSub or that is used by DK or a DKSub under a licence from another Person (together with a description of the applicable licence) and is necessary for or used in the DK Business;

(ii)	all material Intellectual Property (including Software but expressly excluding "shrink wrap" and "click wrap" Third Party Software) that is owned by DK or DKSub or that is used by DK or a DKSub under a licence agreement from another Person which relates to:

(A)	the conduct of the DK Business; or

(B)	the exhibition, marketing, distribution, sale, licensing or other exploitation of the DK Exhibition Assets; and

(iii)            all DK Registered Intellectual Property,

(collectively, the "DK Intellectual Property").

(b)          The DK Intellectual Property comprises all Intellectual Property that is:

(i)	materially necessary to the conduct of the DK Business; or

(ii)	material to the conduct of the DK Business, the failure to own or to have the right to use would have a Material Adverse Effect on DK.

(c)	Except as set out in Section 3.1.35(c) of the DK Disclosure Letter, each item of DK Intellectual Property is solely and exclusively owned by DK or a DKSub free and clear of any Encumbrances or co ownership interests or is licenced to DK or a DKSub under an existing written or electronic licence agreement that remains in force and which grants sufficient rights to permit DK or a DKSub to use such Intellectual Property in the manner necessary to carry on the DK Business.

(d)	DK or a DKSub owns, solely and exclusively, any copyright that subsists in the DK Intellectual Property other than the copyright that subsists in any Third Party Software or other works, provided that such Third Party Software and other works are licenced to DK or any DKSub under a written or electronic licence agreement that is identified in Section 3.1.35(d) of the DK Disclosure Letter are in the public domain.

(e)	To the extent that any of the DK Intellectual Property that is licenced by DK or a DKSub is incorporated in or embedded in the DK Exhibition Assets, DK or such DKSub has complied with all of the material terms and conditions contained in the licence agreements applicable to such DK Intellectual Property and neither DK nor any DKSub has received notice of and nether is aware of any material breaches, claims or disputes under such agreements. Neither DK nor any DKSub is aware of nor has it received notice of any breach by any customer or end user under any agreement applicable to the use of the DK Intellectual Property.

(f)	Except as set out in Section 3.1.35(f) of the DK Disclosure Letter, neither DK nor any DKSub has transferred or assigned ownership of or granted any licence or right to any Person to copy, make, use, exploit, or authorize the retention of any rights to copy, make, use or exploit any DK Intellectual Property.

(g)	Each item of DK Registered Intellectual Property is, to the knowledge of DK, valid and subsisting. All necessary registration, maintenance, renewal fees, annuity fees and Taxes in connection with the DK Registered Intellectual Property have been paid and all necessary documents and certificates in connection with the DK Registered Intellectual Property have been filed with the relevant patent, copyright, trade-mark or other authorities in the jurisdictions in which such DK Registered Intellectual Property is registered, as the case may be, for the purposes of maintaining such DK Registered Intellectual Property. Other than the DK Registered Intellectual Property, no registrations or filings with any Governmental Entity have been made by or on behalf of DK with respect to the DK Intellectual Property.

(h)	Except as set out in Section 3.1.35(h) of the DK Disclosure Letter, no royalty or other fee in respect of the DK Intellectual Property is required to be paid by DK or a

DKSub to any other Person in relation to the sale or licensing of any of the DK Intellectual Property.

General Representations with respect to Intellectual Property

(i)	To the knowledge of DK, each of DK and each DKSub owns or has the valid right to use all trade-marks, service marks, and trade names used by DK (including those described as DK Registered Intellectual Property) in connection with the its business, including without limitation the DK Business.

(j)	Section 3.1.35(j) of the DK Disclosure Letter sets out all contracts, licences and agreements between each of DK and each DKSub and any other Person wherein or whereby DK or any DKSub has or may have agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or Liability or provide a right of rescission with respect to the infringement or misappropriation by DK or any DKSub or such other Person of any Intellectual Property Rights owned by any Person other than DK or such DKSub (and access to or copies of substantially all of same have been provided to Premier) other than any licence of Third Party Software which is granted for Software that is generally available to the public.

(k)	Except as set out in Section 3.1.35(k) of the DK Disclosure Letter, there are no contracts, licences or agreements between DK or any DKSub and any other Person with respect to DK Intellectual Property under which there is any material dispute known to DK regarding the scope of such contract, licence or agreement, or performance under such contract, licence or agreement, including with respect to any payments to be made or received by DK or any DKSub thereunder.

(l)	To the knowledge of DK, no Person is infringing or misappropriating any DK Intellectual Property provided that in the case of Third Party Software or other third party Intellectual Property, DK represents only that it has not received notice of and is not actually aware of any claims or threatened claims that such Third Party Software or other third party Intellectual Property, is being infringed or has been misappropriated. Subject to the foregoing proviso, DK has no knowledge of any past infringement or misappropriation of any DK Intellectual Property.

(m)	Each of DK and each DKSub have taken commercially reasonable steps to protect and maintain the confidentiality of the trade secrets and other confidential information in the DK Intellectual Property and in any Intellectual Property provided by any other Person to DK or such DKSub.

(n)	None of the DK Intellectual Property is subject to any actions or proceedings (whether pending or, to the best of DK's knowledge, threatened) or any outstanding decree, order or judgment that restricts in any manner the use, transfer or licencing thereof by DK or any DKSub or that may affect the validity, use or enforceability of the same.

3.1.36 GST/Sales Tax Registration

Each of DK, and each DKSub that is required to register pursuant to the ETA, is a registrant for the purposes of the ETA, as amended and, to the extent required by applicable Laws, is registered for sales tax purposes, each as disclosed in Section 3.1.36 of the DK Disclosure Letter.

3.1.37 PersonalInformation

(a)	Each of DK and DKSub has a privacy policy which governs its collection, use and disclosure of DK Employee Personal Information applicable to the DK Business and, since the date of adoption of such privacy policy, each of DK and each DKSub are in compliance in all material respects with such privacy policy.

(b)	There has not been any, and as of the date hereof there is no, complaint, investigation, proceeding or action completed, resolved, pending, or to the knowledge of DK, threatened against or involving in any way DK or any DKSub or the DK Business under or in relation to the PersonalInformation Protection and Electronic Documents Act (Canada), S.C. 2000, c.5 or the PersonalInformation Protection Act (British Columbia), S.B.C. 2003 c.63.

3.1.38 Advisory Fees

Except as set out in Section 3.1.38 of the DK Disclosure Letter, and except for the accountants and lawyers of DK retained to negotiate, advance, carry out and complete the transactions contemplated herein, there is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of DK, each DKSub or any of its directors, officers or shareholders who might be entitled to any fee, commission, bonus or reimbursement of expenses from DK or a DKSub upon consummation of the transactions contemplated by this Agreement.

3.1.39 Other Negotiations; Brokers; Third Party Expenses

(a)	None of DK, any DKSub nor, to the knowledge of DK, any of their respective directors, officers or shareholders (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of them or at any of their direction):

(i)	has entered into any agreement that conflicts with any of the transactions contemplated by this Agreement; or

(ii)	has entered into any agreement or had any discussions with any Person regarding any transaction involving DK or a DKSub or any material assets of DK or a DKSub which could reasonably be expected to result in any of DK, such DKSub or any of the officers, directors, employees, agents or shareholders of any of them being subject to any claim for Liability to such Person as a result of entering into this Agreement or consummating the transactions contemplated hereby.

(b)	Section 3.1.39(b) of the DK Disclosure Letter lists all agreements with respect to, and a reasonable estimate of all Third Party Expenses which are reasonably expected to be incurred by DK or any DKSub in connection with the negotiation and implementation of the terms and conditions of this Agreement and the transactions contemplated hereby.

(c)	Section 3.1.39(c) of the DK Disclosure Letter lists any agreement (other than any agreement with any of DK or any DKSub or any of their respective affiliates) with respect to the negotiation and implementation of the terms and conditions of this Agreement and the transactions contemplated hereby.

3.1.40 Disclosure

The representations and warranties of DK contained in this Agreement and in any agreement, certificate, affidavit, statutory declaration or other document delivered or given pursuant to this Agreement, including the DK Disclosure Letter, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained in such representations and warranties not misleading to Premier.

3.2            Representations and Warranties of Premier

Premier represents and warrants as of the date hereof to and in favour of DK and the DK Securityholders as follows and acknowledges that DK and the DK Securityholders are relying upon such representations and warranties in connection with the matters contemplated by this Agreement, the Merger and the transactions contemplated herein:

3.2.1 Incorporation and Organization/Subsidiaries

(a)	Each of Premier and each Premier Subsidiary has been duly incorporated or formed under the Laws of its jurisdiction of incorporation, is validly subsisting, has full corporate and legal power and authority to own, lease and operate the properties currently owned, leased and operated by it and in respect of Premier to conduct the Premier Business as currently conducted, and is in good standing with the appropriate Governmental Entity in its jurisdiction of incorporation. Each of Premier and Premier's Subsidiaries is duly qualified or licenced to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned, leased or operated or the nature of the business conducted by it would make such qualification or licencing necessary except where the lack of such qualification or licencing would not have a Material Adverse Effect applicable to Premier or a Premier Subsidiary. No proceedings have been instituted or are pending for the dissolution or liquidation of any of Premier or any Premier Subsidiary.

(b)	Set out in Section 3.2.1(b) of the Premier Disclosure Letter is a complete and accurate listing of the Premier Subsidiaries including their jurisdictions of incorporation or organization.

3.2.2 Capitalization

The authorized capital of Premier consists of 6,500,000 Premier Shares having a par value of $0.0001 each, of which, as of March 30, 2015 4,917,213 Premier Shares were issued and outstanding and on a diluted basis 5,015,960 Premier Shares would be so issued and outstanding. Except for employee stock options and purchase rights granted by Premier pursuant to employment compensation plans or as listed in Section 3.2.2 of the Premier Disclosure Letter and except pursuant to this Agreement, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (contingent or otherwise) obligating Premier to issue or sell any shares or securities or obligations of any kind convertible into or exchangeable for any shares of Premier. No Premier Shares and no shares of preferred stock of Premier are held in treasury or authorized or reserved for issuance, other than upon the exercise of the warrants, options and purchase rights referred to above. All outstanding Premier Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except as set out in Section 3.2.2 of the Premier Disclosure Letter, there are no outstanding bonds, debentures or other evidences of indebtedness of Premier or Exchangeco having the right to vote (or that are convertible for or exercisable into securities having the right to vote) with the holders of the Premier Shares on any matter.

3.2.3 Authority and No Violation

(a)	Each of Premier and Exchangeco has all requisite corporate power and authority to enter into this Agreement and each of the Ancillary Agreements, to which it is a party, and subject to the approval of the Premier Shareholders' Resolution by the Premier Shareholders at the Premier Special Meeting, to perform its obligations hereunder and thereunder, and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement and each of the Ancillary Agreements, to which it is a party, by each of Premier and Exchangeco and the consummation by each of Premier and Exchangeco of the transactions contemplated by this Agreement and each of the Ancillary Agreements, to which it is a party, have been duly authorized by its respective board of directors and no other corporate proceedings on its part are necessary to authorize this Agreement and each of the Ancillary Agreements, to which it is a party, or the transactions contemplated hereby or thereby other than in the case of Premier, other matters (if any) relating solely to the implementation of the Merger, which will be completed prior to the Effective Date.

(b)	This Agreement has been duly executed and delivered by each of Premier and Exchangeco, as applicable, and constitutes a legal, valid and binding obligation, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors' rights generally, and to general principles of equity. Each of the Ancillary Agreements has been or will be duly executed and delivered by each of Premier and Exchangeco, as applicable, and, (i) if executed, constitute a legal, valid and binding obligation, enforceable against each of them that is a party in accordance with its terms; and (ii) when so executed and delivered, will constitute a legal, valid and binding obligation, enforceable against each of them that is a party in accordance with its terms, in each case, subject to bankruptcy, insolvency and other similar Laws affecting creditors' rights generally, and to general principles of equity.

(c)	The approval of this Agreement and each of the Ancillary Agreements, as applicable, the execution and delivery by each of Premier and Exchangeco of this Agreement and each of the Ancillary Agreements, to which it is a party and the performance by it of its obligations hereunder and thereunder and the completion of the Merger and the transactions contemplated thereby, will not:

(i)
conflict with, result in a violation or breach of, require any consent to be obtained (other than such as has already been obtained) under or give rise to any termination rights or payment obligation under any provision of:

(A)	its certificate of incorporation, memorandum, articles, by-laws or other charter documents, as applicable, including any agreement or understanding with any Person holding an ownership interest in it;

(B)	subject to obtaining the Applicable Regulatory Approvals relating to Premier and Premier's Subsidiaries or the transactions contemplated herein, any Laws;

(C)	the Titanic Covenants and Conditions; or

(D)	any material contract, agreement, licence, franchise or permit to which it is party or by which it is bound;

(ii)
give rise to any right of termination or acceleration of indebtedness, or cause any third party indebtedness to come due before its stated maturity or cause any available credit to cease to be available; or

(iii)
except as would not, individually or in the aggregate, have a Material Adverse Effect on Premier, any of Premier's Subsidiaries, result in the imposition of any Encumbrance upon any of its assets, or restrict, hinder, impair or limit the ability of Premier to carry on the Premier Business as and where it is now being carried on or as and where it may be carried on in the future.

(d)	No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained by any of Premier, Premier's Subsidiaries, in connection with the execution and delivery of this Agreement or any of the Ancillary Agreements or the Success Payment Agreement, as applicable, or the consummation by either of Premier or Exchangeco of the transactions contemplated hereby or thereby other than:

(i)	the Applicable Regulatory Approvals relating to Premier or Premier's Subsidiaries, the indirect transfer of the Titanic Assets, the change of control of RMSTI or the transactions contemplated herein;

(ii)	any other consents, approvals, orders, authorizations, declarations or filings of or with a Governmental Entity which, if not obtained, would not in the aggregate have a Material Adverse Effect on any of Premier or any Premier's Subsidiary.

(e)	No "fair price", "moratorium", "control share acquisition" or similar anti-takeover Law or any other state takeover Law or Law that purports to limit or restrict business combinations or the ability to acquire or vote shares apply to this Agreement or any of the transactions contemplated hereby.

3.2.4 No Defaults

None of Premier nor any Premier Subsidiary are in default under, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default under, any contract, agreement, licence, franchise or any other document to which it is a party or by which it is bound which would, if terminated due to such default, cause a Material Adverse Effect on Premier or RMSTI.

3.2.5 Ownership of Exchangeco and Business of Exchangeco

All of the outstanding shares of capital stock of Exchangeco are validly issued, fully paid and non-assessable and all such shares and other ownership interests are owned directly or indirectly by Premier, free and clear of all liens, claims or encumbrances, and there are no outstanding options, rights, entitlements, understandings or commitments (pre-emptive, contingent or otherwise) regarding the right to acquire any such shares of capital stock or other ownership interests in Exchangeco. Exchangeco does not carry on any business and has not been and is not used for any purpose other than to carry out this Agreement and the transactions contemplated herein.

3.2.6 Absence of Certain Changes or Events

Except as disclosed in the Premier most recent 10-K filed with the SEC prior to the date of this Agreement and any 10-Q or 8-K of Premier filed with the SEC subsequent thereto but prior to the date hereof and after the Premier Financial Statements, since the date of the Premier Financial Statements (or since the date of its incorporation, in the case of Exchangeco), each of Premier and its Subsidiaries has conducted its business only in the ordinary course of business and there has not occurred:

(a)	any Material Adverse Change in respect of Premier or Premier's Subsidiaries; or

(b)	any agreement or arrangement to take any action which, if taken prior to the date hereof, would have made any representation or warranty set out in this Agreement materially untrue or incorrect as of the date when made.

3.2.7 Disclosure

Premier has publicly disclosed in the SEC Documents filed with the SEC any information regarding any event, circumstance or action taken or failed to be taken which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect on Premier or the Premier Business.

3.2.8 SEC Documents; Premier Financial Statements

(a)	As of their respective filing dates, all SEC Documents filed by Premier since January 1, 2010 complied in all material respects with the requirements of the Securities Act and the Exchange Act and the Sarbanes-Oxley Act (and the applicable rules and regulations promulgated thereunder) and the listing and corporate governance rules and regulations of the NCM, as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such SEC Documents have been corrected, updated or superseded by a document subsequently filed with the SEC prior to the date hereof. Premier has timely filed or furnished, as applicable, all SEC Documents required to be filed or furnished by it with the SEC since January 2, 2010.The Premier Financial Statements and the Premier Interim Financial Statements, including the notes thereto, included in the SEC Documents comply as to form and substance in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and present fairly the consolidated financial position of Premier at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of the Premier Interim Financial Statements, to normal year-end adjustments).

(b)	The Monthly Financial Statements have been prepared in accordance with United States generally accepted accounting principles and present fairly the consolidated financial position of Premier at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject to normal year-end adjustments).

(c)	Premier maintains "disclosure controls and procedures" required by Rule 13a-15 or Rule 15d-15 under the Exchange Act sufficient to provide reasonable assurance regarding the reliability of financial reporting for Premier and its Subsidiaries. Such disclosure controls and procedures are designed to ensure that material information relating to Premier, including its Subsidiaries, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and is accumulated and made known on a timely basis to the individuals responsible for the preparation of Premier's filings with the SEC on a timely basis. Premier maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) and since January 1, 2010 has disclosed to Premier's auditors and the audit committee of the board of directors of Premier (and made summaries of such disclosures available to DK) (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect Premier's ability to record, process, summarize and report financial information; and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Premier's internal controls over financial reporting. Premier is in compliance in all material respects with all effective provisions of the Sarbanes-Oxley Act and, to Premier's knowledge, no employee of Premier or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable legal requirements of the type described in Section 806 of the Sarbanes-Oxley Act by Premier or any of its Subsidiaries. Since January 1, 2010, neither Premier nor any of its Subsidiaries nor, to Premier's knowledge, any representative of Premier or any of its Subsidiaries has received any complaint, allegation, assertion or claim, whether written or oral, that Premier or any of its

Subsidiaries has engaged in material and questionable accounting or auditing practices.

(d)	As of the date of this Agreement, (i) there are no outstanding or unresolved comments in comment letters received by Premier from the SEC and (ii) to Premier's knowledge, none of the SEC Documents filed by Premier since January 1, 2010 is the subject of ongoing SEC review. No executive officer of Premier has failed to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act, and neither Premier nor any of its executive officers has received notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(e)	There are no unconsolidated Subsidiaries of Premier or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC that have not been so disclosed in the SEC Documents filed by Premier since January 1, 2010.

3.2.9 Exchangeable Shares

The Exchangeable Shares to be issued in connection with the Merger will be duly and validly issued by Exchangeco as fully paid and non-assessable shares on the Effective Date, and will not be issued in violation of the terms of any agreement or other understanding binding upon Exchangeco at the time that such shares are issued and will be issued in compliance with the constating documents of Exchangeco and all applicable Laws. There are, and will at the Effective Time be, no pre-emptive or other rights relating to the allotment or issuance of Exchangeable Shares in connection with the Merger and the transactions contemplated herein.

3.2.10 Premier Shares

(a)	The Premier Shares and the Premier Merger Shares to be issued pursuant to the Merger and the Premier Shares to be issued upon the exchange of the Exchangeable Shares pursuant to the retraction rights attached to the Exchangeable Shares, the redemption of such Exchangeable Shares by Exchangeco, the exercise by Premier of its Redemption Call Right, Retraction Call Right or Liquidation Call Right or the automatic exchange rights contemplated in Section 2.11, or upon conversion of the Amended and Restated Pentwater Note or pursuant to the Success Payment Agreement will, when issued and delivered in accordance with the terms of the Share Provisions, the Amended and Restated Pentwater Note or the Success Payment Agreement, as applicable (the "Transaction Securities"), be duly and validly issued by Premier on their respective dates of issue as fully paid, non-assessable shares and will not be issued in violation of the terms of any agreement or other understanding binding upon Premier at the time that such shares are issued and will be issued in compliance with the constating documents of Premier and all applicable Laws, including without limitation, the rules relating to the NCM.

(b)	Assuming and subject to the satisfaction of all conditions precedent set out in Sections 5.1 and 5.3, the issuance of the Exchangeable Shares to be issued on the Effective Date pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act by virtue of the exemption provided in in Rule 506 of Regulation D promulgated thereunder. The Premier Shares issued upon exchange of the Exchangeable Shares will be issued pursuant to an exemption from the registration requirements of the Securities Act by virtue of exemptions provided by either Regulation D or Regulation S under the Securities Act. Upon the registration statement being declared effective (which registration statement is required to be filed by Premier pursuant to the Registration Rights Agreement), the resale of the Premier Shares issued or issuable upon exchange of Exchangeable Shares will be registered under the Securities Act. Upon the filing with the SEC of a registration statement on Form S-3 or Form S-4 under the Securities Act with respect to the Premier Shares issuable upon the conversion of the Amended and Restated Pentwater Note and pursuant to the Success Payment Agreement will be registered under the Securities Act.

(c)	The issuance of Exchangeable Shares on the Effective Date pursuant to this Agreement will be exempt from the "prospectus requirements" and are not subject to the "dealer registration requirements" under the applicable securities Laws of the Province of British Columbia. The issuance of Premier Shares to be issued upon the exchange of the Exchangeable Shares pursuant to the retraction rights attached to the Exchangeable Shares, the redemption of such Exchangeable Shares by Exchangeco, the exercise by Premier of its Redemption Call Right, Retraction Call Right or Liquidation Call Right or the automatic exchange rights contemplated in Section 2.11 from time to time will be exempt from the "prospectus requirements" and are not subject to the "dealer registration requirements" under the applicable securities Laws of the Province of British Columbia.

(d)	The issuance of the Premier Shares on the conversion of the Amended and Restated Pentwater Note in accordance with the terms of the Amended and Restated Pentwater Note will be exempt from the "prospectus requirements" and will not be subject to the "dealer registration requirements" under the applicable securities Laws of the Province of British Columbia.

(e)	The issuance of the Premier Shares under the Success Payment Agreement in accordance with the terms of the Success Payment Agreement will be exempt from the "prospectus requirements" and will not be subject to the "dealer registration requirements" under the applicable securities Laws of the Province of British Columbia.

The foregoing representation is based on Laws in effect or as proposed as of the date hereof and assuming that such Laws are not amended prior to the date of any particular trade referred to above and is also based on the qualification that no "cease-trade" or similar order restricting trades in any of the Transaction Securities is in effect at such time.

3.2.11 Other Transactions

Premier is not aware of any transaction or proposed transaction involving any of Premier or any Premier Subsidiary which would constitute a Premier Control Transaction (as such term is defined in the Share Provisions). As at the date hereof, Premier is not in any discussions to acquire any third party other than DK and is not in discussion with any third party for the sale of Premier or any Premier Subsidiary or any of their respective assets, including without limitation, the Titanic Assets.

3.2.12 Subsidiaries

(a)	Except as disclosed in Section 3.2.12 of the Premier Disclosure Letter, no Premier Subsidiary is the beneficial or registered owner of any shares or other ownership interests in any Person (other than another Premier Subsidiary), and neither holds any securities or obligations of any kind convertible into or exchangeable for shares or other ownership interests in any Person. None of the Premier Subsidiaries is a party to any agreement to acquire any shares or other ownership interests in any Person except in respect of the Exchangeable Shares.

(b)	Each Premier Subsidiary is a corporation duly incorporated under the Laws of its jurisdiction of incorporation or another entity that is a business vehicle such as (but not limited to) a trust or partnership and any such other entity is duly organized or constituted under applicable Laws, and each such corporation or other entity is validly subsisting, has full corporate or other organizational and legal power and authority to own, lease and operate the properties currently owned, leased and operated by it and conducts its business as currently conducted, and is in good standing under the Laws of its jurisdiction of incorporation, organization, or constitution. Each Premier Subsidiary is duly qualified or licenced to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned, leased or operated or the nature of the business conducted by it would make such qualification or licencing necessary. No proceedings have been instituted or are pending for the dissolution or liquidation of any Premier Subsidiary. True and complete copies of the constating, incorporation or organizational documents, as the case may be, of each Premier Subsidiary have been provided to DK.

(c)	Premier is the beneficial direct or indirect owner of all of the issued and outstanding shares of each Premier Subsidiary free of any Encumbrance. Except as contemplated in this Agreement, no Person has any other agreement, option, commitment, arrangement, or any other right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement, option or commitment (including any such right or privilege under convertible securities, warrants or convertible obligations of any nature) for:

(i)	the purchase, subscription, allotment or issuance of, or conversion into, any of the issued or unissued shares or any other securities of any Premier Subsidiary; or

(ii)	the purchase or other acquisition from any Premier Subsidiary of any of its undertakings, business or assets.

3.2.13 Liabilities

Except as reflected in the Premier Financial Statements or the Premier Interim Financial Statements or except as set out and described in Section 3.2.13(b) of the Premier Disclosure Letter, none of Premier nor any Premier Subsidiary has any material Liability, indebtedness, obligation, expense, claim, deficiency, Guarantee or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise. Premier has no knowledge of any potential Liabilities or obligations, other than:

(a)	Liabilities (including Liabilities for unpaid Taxes) disclosed on, reflected in or provided for in the Premier Financial Statements or the Premier Interim Financial Statements;

(b)	Liabilities disclosed in Section 3.2.13(b) of the Premier Disclosure Letter or provided for in the operating budget of Premier for the financial year ending February 28, 2016, a copy of which has been provided to DK;

(c)	Liabilities incurred in the ordinary course of the Premier Business and attributable to the period since the date of the Premier Interim Financial Statements, none of which, individually or in the aggregate, has a Material Adverse Effect on Premier or any Premier Subsidiary; and

(d)	Liabilities incurred in connection with this Agreement or the transactions contemplated in this Agreement.

3.2.14 Debt Instruments

Except as set out and described in Section 3.2.14 of the Premier Disclosure Letter, none of Premier or any Premier Subsidiary is bound by or subject to:

(a)	any Debt Instrument; or

(b)	any agreement, contract or commitment to create, assume or issue any Debt Instrument,

and no Debt Instrument or Encumbrance to which Premier or any Premier Subsidiary is bound by or subject to is dependent upon the Guarantee of or any security provided by any other Person.

3.2.15 Accounts Receivable

All accounts receivable of and book debts and other debts due to Premier or a Premier Subsidiary reflected in the Premier Financial Statements or which have come into existence since the Financial Year End were created in the ordinary course of the Premier Business and, except to the extent that the same have been paid in the ordinary course of the Premier Business since the Financial Year End, are valid and enforceable and payable in full, without any right of set-off or counterclaim or any reduction for doubtful accounts other than as reflected in the Premier Financial Statements and, in the case of accounts receivable which have come into existence since the Financial Year End, in the Premier Interim Financial Statements, other than a reasonable allowance for doubtful accounts consistent with Premier's previous practice.

3.2.16 Accuracy of Books and Records

Except as disclosed in Section 3.2.16 of the Premier Disclosure Letter, the books and records, accounting, financial and otherwise, of Premier fairly and correctly set out and disclose in all material respects, in accordance with United States generally accepted accounting principles applied on a consistent basis, the financial position of Premier as at the date hereof and all material financial transactions of Premier have been accurately recorded in such books and records on a consistent basis and in conformity with United States generally accepted accounting principles applied on a consistent basis. Except as disclosed in Section 3.2.16 of the Premier Disclosure Letter, all records, controls, data or information owned by Premier and required to operate the Premier Business are in the full possession and control of Premier.

3.2.17 Guarantees

Except as set out and described in Section 3.2.17 of the Premier Disclosure Letter, none of Premier or any Premier Subsidiary is party to or bound by or subject to any Guarantee of the indebtedness of any other Person.

3.2.18 Moveable Property

Except as disclosed in Section 3.2.18 of the Premier Disclosure Letter, the moveable (personal) property of Premier:

(a)	consist solely of items of tangible moveable (personal) property of the kind and quality regularly used or produced in the Premier Business, including the Premier Exhibition Assets;

(b)	are useable in the ordinary course of the Premier Business for the purpose for which they were intended; and

(c)	have been valued in the Premier Financial Statements in accordance with United States generally accepted accounting principles, on a basis consistent with that of past practice.

3.2.19 Titanic Assets

(a)	The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not conflict with or violate any of the Titanic Documents or require any approval of the U.S. District Court for the Eastern District of Virginia or the National Oceanic and Atmospheric Administration, which is an agency within the United States Department of Commerce.

(b)	RMSTI is the sole owner of the Titanic Assets and has and at all times will have the sole rights and powers to transfer rights in the Titanic Assets subject in all respect to the Titanic Documents, and no Lien exists upon the Titanic Assets.

(c)	The location of each of the Titanic Collection is described in the Amended and Restated Pentwater Note.

(d)	The Titanic Reserve Account has a balance of $357,859.67, as at February 28, 2015.

(e)	The Titanic Reserve Account has been funded in accordance with the Titanic Covenants and Conditions.

(f)	There are no restrictions on the transfer, pledge, assigned, disposal or sale of the Titanic Collections except as set out in the Titanic Documents.

(g)	Each of the Titanic Documents is enforceable in accordance with its respective terms and in full force and effect, unamended.

(h)	All Premier Material Agreements and material documents entered into by RMSTI and all other Premier Material Agreements and material documents entered into by any of Premier or a Premier Subsidiary relating to the Titanic Assets are described in Section 3.2.19 of the Premier Disclosure Letter and each such Premier Material Agreement or material document is in full force and effect and no defaults by any party exist thereunder.

(i)	RMSTI is the sole salvor in respect of the Titanic Collection.

(j)	Neither RMSTI nor Premier has in any way operated its business in conflict with the Titanic Documents, including the trust imposed thereunder.

(k)	RMSTI is in compliance with the Titanic Documents, including the trust imposed thereunder.

3.2.20 Business Carried on in Ordinary Course

The Premier Business has been carried on in the ordinary course since the Financial Year End, and since the Financial Year End:

(a)	there has been no Material Adverse Change with respect to Premier or a Premier Subsidiary other than changes incurred in the ordinary course of the Premier Business;

(b)	there has been no damage, destruction or loss of any material tangible assets, whether covered by insurance or not, that could reasonably be expected to have a Material Adverse Effect on Premier or a Premier Subsidiary;

(c)	other than the 10-for-1 stock consolidation effected on February 27, 2015, there has been no split, combination, consolidation, or reclassification of any of the outstanding Premier Shares, and Premier has not declared or paid any dividends on or made any other distributions (in either case, in stock or property) on or in respect of the outstanding Premier Shares;

(d)	Premier has not allotted, reserved, set aside or issued, authorized or proposed the allotment, reservation, setting aside or issuance of, or purchased or redeemed or proposed the purchase or redemption of, any shares in its capital stock or any class of securities convertible or exchangeable into, or rights, warrants or options to acquire, any such shares or other convertible or exchangeable securities, nor has Premier agreed to do any of the foregoing;

(e)	except as disclosed in Section 3.2.20(e) of the Premier Disclosure Letter, there has been no increase in the salary or other cash compensation payable or to become payable by Premier or a Premier Subsidiary to any of its officers, directors, Premier Employees or advisors, other than in the ordinary course of the Premier Business, and there has been no declaration, payment or commitment or obligation of any kind for the payment or granting by Premier or a Premier Subsidiary of a bonus, stock option or other additional salary or compensation to any such Person, or any grant to any such Person of any increase in severance or termination pay, nor has Premier or a Premier Subsidiary agreed to do any of the foregoing;

(f)	except as disclosed in Section 3.2.20(f) of the Premier Disclosure Letter, there has been no increase in or modification of any Premier Employee Benefit Plan or agreement to increase or modify any Premier Employee Benefit Plan (including, in either case, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of the Premier Employees, its directors or officers, other than increases in salary or cash compensation payable or to become payable by Premier or a Premier Subsidiary to any of the Premier Employees or its officers or directors, provided any such increase is in the ordinary course of the Premier Business;

(g)	except as disclosed in Section 3.2.20(g) of the Premier Disclosure Letter, none of Premier or a Premier Subsidiary has:

(i)	acquired or sold, pledged, leased, encumbered or otherwise disposed of any material property or assets or agreed to do any of the foregoing; or

(ii)	incurred or committed to incur capital expenditures in excess of $250,000, in the aggregate, or agreed to do any of the foregoing;

(h)	except as set out in Section 3.2.20(h) of the Premier Disclosure Letter, none of Premier or any Premier Subsidiary has entered into any material contract, agreement, licence, franchise, lease transaction, commitment or other right or obligation and has not amended, modified, relinquished, terminated or failed to renew any Premier Material Agreement, other than in the ordinary course of the Premier Business;

(i)	there has been no transfer (by way of a licence or otherwise) of or agreement to transfer to any Person rights to any Premier Intellectual Property;

(j)	Premier has not made any change in accounting policies, principles, methods, practices or procedures (including for bad debts, contingent Liabilities or otherwise), respecting capitalization or expense of research and development expenditures, depreciation or amortization rates or timing of recognition of income and expense;

(k)	Premier has taken all commercially reasonable action required to maintain, renew or enforce any Premier Registered Intellectual Property;

(l)	except as set out in Section 3.2.20(l) of the Premier Disclosure Letter, there has been no notice delivered to Premier or any Premier Subsidiary of any claim of ownership by a third party of any of the Premier Intellectual Property owned or developed by Premier or any Premier Subsidiary or of infringement by Premier or any Premier Subsidiary of any third party's Intellectual Property;

(m)	except as set out in Section 3.2.20(m) of the Premier Disclosure Letter, there has been no amendment to the articles or by-laws or other constating documents of Premier or any Premier Subsidiary;

(n)	there has been no disruption in the normal work of Premier's workforce or claim of wrongful discharge or other unlawful labour practice in respect of Premier or any Premier Subsidiary;

(o)	there has been no waiver by Premier or any Premier Subsidiary or agreement to waive, any right of substantial value and neither Premier nor any Premier Subsidiary has entered into any commitment or transaction not in the ordinary course of the Premier Business where such right, commitment or transaction is or would be material in relation to Premier or the Premier Business; and

(p)	except as set out in Section 3.2.20(p) of the Premier Disclosure Letter, there has been no creation, or agreement by Premier or any Premier Subsidiary to create any Encumbrance on any of its property or assets (except for any lien for unpaid Taxes not yet due).

3.2.21 Partnerships or Joint Ventures

Except as set out in Section 3.2.21 of the Premier Disclosure Letter, neither Premier nor any Premier Subsidiary is a partner or participant in any partnership, joint venture, profit sharing arrangement or other business combination of any kind and is not party to any agreement under which a Premier or a Premier Subsidiary agrees to carry on any part of the Premier Business or any other activity in such manner or by which Premier or a Premier Subsidiary agrees to share any revenue or profit with any other Person.

3.2.22 Minute Books and Corporate Records

The minute and record books of each of Premier and each Premier Subsidiary contains complete and accurate minutes of all meetings of, and copies of the articles and resolutions passed by, or consented to in writing by, the directors (and any committees thereof) and shareholders of Premier or the Premier Subsidiary since its incorporation and which are required to be maintained in such books under the Laws of its incorporation; all such meetings were duly called and held and all such articles and resolutions were duly passed or enacted. The share certificate books, registers of shareholders, registers of transfers, registers of directors, registers of holders of Debt Instruments and other corporate registers of each of Premier and each Premier Subsidiary comply with the provisions of all applicable Laws and are complete and accurate in all material respects. Neither Premier nor any Premier Subsidiary is party to or bound by or subject to any shareholder agreement or unanimous shareholder agreement governing its affairs or the relationships, rights and duties of shareholders and is not subject to a shareholder rights plan or "poison pill" or similar plan.

3.2.23 Interested Persons

Except as set out and described in Section 3.2.23 of the Premier Disclosure Letter:

(a)	neither Premier nor any Premier Subsidiary is party to or bound by or subject to any agreement, contract or commitment with any Interested Person, except for contracts of employment or personal services contracts with independent contractors;

(b)	neither Premier nor any Premier Subsidiary has any loan or indebtedness outstanding (except for obligations incurred in the ordinary course of the Premier Business with respect to any Premier Employee Benefit Plan, personal services contracts or the reimbursement of expenses incurred on behalf of Premier or a Premier Subsidiary or otherwise) to any Interested Person;

(c)	all activities of Premier and its Subsidiaries have been carried at Arm's Length with each Interested Person; and

(d)	no Interested Person has any cause of action or other claim whatsoever against, or owes any amount to, Premier or any Premier Subsidiary in connection with the Premier Business as heretofore carried on, except for any Liability reflected in the Premier Financial Statements or the Premier Interim Financial Statements and claims in the ordinary course of the Premier Business such as, without limitation, for accrued vacation pay and accrued benefits under any Premier Employee Benefit Plan.

3.2.24 Directors and Officers

Section 3.2.24 of the Premier Disclosure Letter sets forth the names and titles of all directors and officers of Premier and each Premier Subsidiary, as at the date of this Agreement.

3.2.25 Employment and Employee Benefit Matters

(a)	As at the date of this Agreement, Premier and the Premier Subsidiaries, collectively, had not more than 50 full time Premier Employees and not more than 150 full time equivalent of part time Premier Employees and not more than 3 temporary Premier Employee. The names of the Premier Employees as of March 15, 2015, their years of service, their job titles and benefits under the Premier Employee Benefit Plans to which they are entitled are set out and described in Section 3.2.25(a) of the Premier Disclosure Letter. To the knowledge of Premier, no Premier Employee intends to terminate his employment with Premier, whether as a result of the transactions contemplated by this Agreement or otherwise.
(b)	Section 3.2.25(b) of the Premier Disclosure Letter contains a complete list of all Premier Employee Benefit Plans maintained, or otherwise contributed to or required to be contributed to, by Premier or a Premier Subsidiary for the benefit of Premier Employees or former Premier Employees, and sets out a description of all policies, handbooks and manuals relating to employment matters.

(c)	Section 3.2.25(c) of the Premier Disclosure Letter contains a true, accurate and complete list of each Premier Employee Benefit Plan.

(d)	With respect to each Premier Employee Benefit Plan, Premier has made available to DK accurate, current and complete copies of each of the following:

(i)	each written Premier Employee Benefit Plan and all amendments thereto;

(ii)	a written summary of all material plan terms of each unwritten Premier Employee Benefit Plan; and

(iii)	employee handbooks of each of Premier and each Premier Subsidiary.

(e)	Except as could not reasonably be expected to result in material Liability to Premier or a Premier Subsidiary, each Premier Employee Benefit Plan has been established, administered and maintained in accordance with its terms and in compliance with applicable Law.

(f)	All material benefits, contributions and premiums relating to each Premier Employee Benefit Plan have been paid in accordance with the terms thereof and all applicable Laws and accounting principles, and all material benefits accrued under any unfunded Premier Employee Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with United States generally accepted accounting principles.

(g)	Except as required by applicable Law or NASDAQ rules, no provision of any Premier Employee Benefit Plan that is sponsored or maintained by Premier or a Premier Subsidiary would restrict Premier or a Premier Subsidiary from amending or terminating any such Premier Employee Benefit Plan. Neither Premier nor any Premier Subsidiary has any commitment or obligation and has not made any representations to any Premier Employee or independent contractor or consultant to any Premier or any Premier Subsidiary to adopt, amend or modify any Premier Employee Benefit Plan in connection with the consummation of the transactions contemplated by this Agreement.

(h)	There is no pending or, to Premier's knowledge, threatened action relating to a Premier Employee Benefit Plan (other than routine claims for benefits), and no Premier Employee Benefit Plan has within the six years prior to the date hereof been the subject of an examination or audit by a Governmental Authority.

(i)	Except as disclosed in Section 3.2.25(i) of the Premier Disclosure Letter, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will:

(i)	entitle any Premier Employee to severance pay pursuant to a Premier Employee Benefit Plan;

(ii)	accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual pursuant to a Premier Employee Benefit Plan;

(iii)	limit or restrict the right of Premier or the relevant Premier Subsidiary to merge, amend or terminate any Premier Employee Benefit Plan that is sponsored or maintained by Premier or a Premier Subsidiary; or

(iv)	increase the amount payable under by or result in any other material obligation to a Premier or a Premier Subsidiary pursuant to any Premier Employee Benefit Plan.

(j)	With respect to any other employee benefit plan that is not a Premier Employee Benefit Plan, except as could not reasonably be expected to result in material Liability to Premier or a Premier Subsidiary:

(i)	each such employee benefit plan complies with all applicable Laws (including ERISA and the Code);

(ii)	each such employee benefit plan that is intended to be qualified under Section 401(a) of the Code (a "Qualified Employee Benefit Plan") has received a favorable determination letter from the Internal Revenue Service, or with respect to a prototype or volume submitter plan, can rely on an opinion or advisory letter from the Internal Revenue Service, to the effect that such Qualified Employee Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code; and

(iii)	neither Premier nor any of its ERISA Affiliates has, at any time during the past six years,

(A)	terminated any such employee benefit plan that was subject to Title IV of ERISA;

(B)	failed to timely pay premiums to the Pension Benefit Guaranty Corporation;

(C)	withdrawn from any such employee benefit plan that is a "multiemployer plan" (as defined in Section 3(37) of ERISA) subject to Title IV of ERISA; or

(D)	engaged in any transaction that would give rise to Liability under Section 4069 of ERISA.

(k)	Except as set out and described in Section 3.2.25(k) of the Premier Disclosure Letter:

(i)	neither Premier nor any Premier Subsidiary is party to or bound by or subject to any agreement or arrangement with respect to the Premier Employee Benefit Plans and no such agreement or arrangement contains any specific provision as to notice of termination of employment or severance pay in lieu thereof;

(ii)	neither Premier nor any Premier Subsidiary has any obligations to amend any Premier Employee Benefit Plan and no amendments will be made or promised prior to the Effective Date, except with the prior written consent of DK;

(iii)	all obligations of Premier and each Premier Subsidiary with respect to the Premier Employee Benefit Plans are reflected in and have been fully accrued in the Premier Financial Statements or the Premier Interim Financial Statements;

(iv)	neither Premier nor any Premier Subsidiary is party to or bound by or subject to any collective bargaining agreement or other similar arrangement with any labour union or employee association nor has it made any commitment to or conducted any negotiation or discussion with any labour union or employee association with respect to any future agreement or arrangement and, to the knowledge of Premier, there is no current application for certification or other attempt to organize or establish any labour union or employee association with respect to Premier Employees;

(v)	each of Premier and each Premier Subsidiary has, in all material respects, complied with, and operated its business in accordance with, all applicable Laws relating to employment and labour matters, including employment and labour standards, occupational health and safety, employment equity, pay equity, workers' compensation, human rights and labour relations matters, but not including privacy; there are no current, pending or, to the knowledge of Premier, threatened claims, complaints or proceedings of any kind involving Premier or any Premier Subsidiary, or to Premier's knowledge, any of their respective Premier Employees before any Tribunal with respect to any of the above matters; and there are no facts known to Premier that could reasonably be expected to give rise to any such claim, complaint or proceeding;

(vi)	there are no existing or, to the knowledge of Premier, threatened labour strikes, slow downs, work stoppages or other similar labour troubles affecting Premier or a Premier Subsidiary;

(vii)	to the knowledge of Premier, no Premier Employee is bound by any confidentiality, non-solicitation or non-competition agreement in favour of any Person other than Premier or a Premier Subsidiary which is material and relevant to the employment of such Premier Employee and which imposes obligations on such Premier Employee greater than those owed by such Premier Employee under common law;

(viii)	neither Premier nor any Premier Subsidiary is party to any side letter or other written or oral material commitment with any Premier Employee or contractor; and

(ix)	all accruals for unpaid vacation pay, premiums for employment insurance, health premiums, pension benefit contributions, accrued wages, salaries and commissions and other Premier Employee benefits have been reflected in the books and records of Premier.

3.2.26 Pension and Retirement Plans

Neither Premier nor any Premier Subsidiary sponsors or participates in any pension and/or retirement plan.

3.2.27 Real Property

Section 3.2.27 of the Premier Disclosure Letter sets forth a list of all real property owned by Premier and other than the real properties listed in that section, neither Premier nor a Premier Subsidiary owns, is party to or bound by or subject to any agreement, contract or commitment, or any option to purchase, any real or immovable property.

3.2.28 Leases and Leased Property

(a)	neither Premier nor any Premier Subsidiary is party to or bound by or subject to or has agreed to or become bound to enter into, any real or personal property lease, sublease or other right of occupancy relating to real property, whether as lessor or lessee, except for the Premier Leases described in Section 3.2.28(a) of the Premier Disclosure Letter, copies of which have been provided to DK prior to the date hereof. Premier and the Premier Subsidiaries occupy and have the exclusive right to occupy and use all immovable Premier Leased Property and have the exclusive right to use all movable Premier Leased Property.

(b)	Each of the Premier Leases is valid and subsisting and in good standing, all rental and other payments required to be paid by Premier or the relevant Premier Subsidiary as lessee or sublessee and due and payable pursuant to each of the Premier Leases have been duly paid to date and Premier or such Premier Subsidiary is not otherwise in default in meeting its obligations under any of the Premier Leases and is entitled to all rights and benefits thereunder. No event exists which, but for the passing of time or the giving of notice, or both, would constitute a default by Premier or such Premier Subsidiary or, to the knowledge of Premier, any other party to any of the Premier Leases and no party to any of the Premier Leases is claiming any such default or taking any action purportedly based upon any such default. The completion of the transactions contemplated herein will not, subject to obtaining any required consents set out in Section 3.2.28(b) of the Premier Disclosure Letter, afford any of the parties to any of the Premier Leases or any other Person the right to terminate any of the Premier Leases nor will the completion of the transactions contemplated herein result in any additional or more onerous obligation on any of Premier or any Premier Subsidiaries under any of the Premier Leases.

3.2.29 Insurance

(a)	Each of Premier or each Premier Subsidiary maintains insurance covering its property, assets and personnel and protecting its business, which constitute the Premier Business, against loss or damage on a basis that is comparable to the insurance maintained by reasonable Persons operating businesses similar to the Premier Business as heretofore carried on. Section 3.2.29(a) of the Premier Disclosure Letter sets forth a list of all insurance policies currently maintained by each of Premier and each Premier Subsidiary. Each of such insurance policies is valid and subsisting and in good standing, there is no default, whether as to the payment of premiums or otherwise, under any material term or condition of such insurance policies, and, to the knowledge of Premier, each Person which is an insured party under any of such insurance policies is entitled to all rights and benefits thereunder.

(b)	There are no pending claims under any such insurance policies. Neither Premier nor any Premier Subsidiary has failed to give any notice or present any claim under any such insurance policies in due and timely fashion. To the knowledge of Premier, no circumstances have occurred which might entitle any of Premier or a Premier Subsidiary to make a claim under any such insurance policies or which might be required under any such insurance policies to be notified to the insurers thereunder and no material claim under any of such insurance policies has been made by Premier or any Premier Subsidiary since the most recent Financial Year End.

(c)	Except as disclosed in Section 3.2.29(c) of the Premier Disclosure Letter, none of such insurance policies is subject to any premium in excess of the stipulated or normal rate. No notice of cancellation of, material increase of premiums under, non-renewal with respect to, or disallowance of any claim under, any such insurance policies has been received by any of Premier or a Premier Subsidiary.

3.2.30 Material Agreements

Except as disclosed as an exhibit to Premier's most recent 10-K filed with the SEC prior to the date hereof and any 10-Q or 8-K filed with the SEC subsequent thereto but prior to the date hereof and except for the Premier Material Agreements disclosed in Section 3.2.30 of the Premier Disclosure Letter, neither Premier nor any Premier Subsidiary is party to or bound by or subject to any of the following:

(a)	any exhibition, sales, advertising, public relations, agency, or management under which the obligations of exceeding $100,000 on an annual basis;

(b)	any continuing contract for the purchase of materials, supplies, equipment or services involving, in the case of any such contract, more than $100,000 over the life of the contract;

(c)	any contract that expires, or may be renewed at the option of any Person other than Premier or a Premier Subsidiary so as to expire, more than one year after the date of this Agreement;

(d)	any contract for capital expenditures in excess of $100,000 in the aggregate;

(e)	any confidentiality, secrecy or non-disclosure contract in respect of any potential Acquisition Proposal or outside the ordinary course of business;

(f)	any contract pursuant to which Premier or a Premier Subsidiary leases any real or personal property (including the Premier Leases), under which its obligations exceed $100,000, on an annual basis;

(g)	any contract pursuant to which Premier or a Premier Subsidiary is a lessor of any machinery, equipment, motor vehicles, office furniture, fixtures or other personal property under which its obligations exceed $100,000, on an annual basis;

(h)	any contract with any person with whom any of Premier or a Premier Subsidiary does not deal at Arm's Length;

(i)	any Guarantee;

(j)	any licence, sublicence or other agreement to which Premier or a Premier Subsidiary is a party (or by which it or any Premier Intellectual Property is bound or subject) and pursuant to which any Person (other than Premier Employees or independent contractors of Premier or a Premier Subsidiary for purposes of their employment or contract with Premier or a Premier Subsidiary, as applicable) has been or may be assigned, authorized to use, or given access to any Premier Intellectual Property, in each case, outside the ordinary course of business;

(k)	any employment contracts with Premier Employees and service contracts with independent contractors;

(l)	any agreement to indemnify, hold harmless or defend any other Person with respect to any assertion of personal injury, damage to property or Intellectual Property infringement, misappropriation or violation or warranting the lack thereof other than any licence of Third Party Software that is not part of the Premier Intellectual Property and which relates to Software that is generally available to the public, in each case, outside the ordinary course of business; and

(m)	any other agreement, indenture, contract, lease, deed of trust, licence, option, instrument or other commitment which is or would reasonably be expected to be material to the Premier Business, properties, assets, operations, condition (financial or otherwise) or prospects of Premier, whether written or oral, and of any nature or kind whatsoever.

3.2.31 No Breach of Material Agreements

Each of Premier and each Premier Subsidiary have performed all of the material obligations required to be performed by it, and is entitled to all benefits under, and, to the knowledge of Premier, is not alleged to be in default in respect of, any Premier Material Agreement. Except as disclosed in Section 3.2.31 of the Premier Disclosure Letter, each of the Premier Material Agreements is in full force and effect, unamended, and there exists no material breach thereof or material default or event of material default or event, occurrence, condition or act with respect to Premier or a Premier Subsidiary or, to Premier's knowledge, with respect to the other contracting party or otherwise that, with or without the giving of notice, the lapse of time or the happening of any other event or conditions, would:

(a)	become a default or event of default under any Premier Material Agreement; or

(b)	result in the loss or expiration of any material right or option by Premier or a Premier Subsidiary (or the material gain thereof by any third party) under any Premier Material Agreement.

Premier has delivered a true, correct and complete copy of each of the Premier Material Agreements to DK.

3.2.32 Legal Proceedings

Except as set out in Section 3.2.32 of the Premier Disclosure Letter, there are no actions, suits, claims, investigations or proceedings (whether private, governmental or otherwise, and whether or not purportedly on behalf of Premier or any Premier Subsidiary) in progress, pending, or to the knowledge of Premier, threatened, against or affecting Premier or any Premier Subsidiary (including actions, suits, investigations or proceedings against any of the directors, officers or employees of Premier or any Premier Subsidiary which relate to the Premier Business, affairs, assets or operations of Premier or any Premier Subsidiary), at law or in equity, or before or by any Tribunal. Except as set out in Section 3.2.32 of the Premier Disclosure Letter, there is no judgment, decree, injunction, ruling, order or award of any Tribunal outstanding against or affecting any of Premier or a Premier Subsidiary that has had or could have a Material Adverse Effect on the Premier Business. Except as set out in Section 3.2.32 of the Premier Disclosure Letter, Premier is not aware of any grounds on which any such action, suit, investigation or proceeding might be commenced with any reasonable likelihood of success, and does not have any present plans or intentions to initiate any litigation, arbitration or other proceedings against any third party.

3.2.33 Tax Matters

(a)	Except in respect of the income tax return for the current taxation year (which return is not yet due), and any income tax return which is required to be filed as a result of or in connection with the transactions contemplated herein, each of Premier and each Premier Subsidiary has duly filed in the prescribed manner and within the prescribed time all Tax Returns required to be filed by it on or before the date hereof with any taxing or regulatory authority to which it is subject; such Tax Returns and the material accompanying such Tax Returns are accurate and complete in all material respects and Premier has provided to DK true and complete copies of all Tax Returns filed by each of Premier and each Premier Subsidiary.

(b)	Each of Premier and each Premier Subsidiary has paid all Taxes that are due and payable, and any interest, penalties and fines in connection therewith, properly due and payable, and has paid all of same in connection with all known assessments, reassessments and adjustments.

(c)	Except as set out in the Premier Financial Statements, and except for Taxes incurred in the ordinary course of the Premier Business or incurred or arising as a result of the transactions contemplated herein which Taxes are not yet due and payable, there are no Taxes or fines in respect of Taxes claimed by any Governmental Entity against any of Premier or any Premier Subsidiary or which are known to Premier or any Premier Subsidiary to be due and owing by Premier or any Premier Subsidiary and, to the knowledge of Premier, there are no pending or threatened reassessments by any Governmental Entity in respect of Taxes owing by Premier or any Premier Subsidiary, and there are no matters in dispute or under discussion with or any audits being conducted by any Governmental Entity relating to Taxes or fines in respect of Taxes asserted by such Governmental Entity against any of Premier or any Premier Subsidiary.

(d)	The Premier Financial Statements fully reflect accrued liabilities as at the Financial Year End for all Taxes.

(e)	Except as set out and described in Section 3.2.33(e) of the Premier Disclosure Letter, there are no actions, suits, investigations, audits or proceedings and no assessment, reassessment or request for information in progress, pending or, to the knowledge of Premier, threatened against or affecting any of Premier or a Premier Subsidiary in respect of Taxes nor are any issues under discussion with any taxing authority relating to any matters which could result in claims for additional Taxes or fines.

(f)	There are no agreements, waivers or other arrangements made by any of Premier or any Premier Subsidiary providing for an extension of time with respect to any assessment or reassessment of Tax, the filing of any Tax Return or the payment of any Tax by any of Premier or a Premier Subsidiary, or the provision of any documents or information currently under request by any Governmental Entity.

(g)	The books and records of Premier fairly and correctly set out and disclose, in all material respects, all liabilities and unclaimed input Tax credits under applicable Law. All financial transactions of Premier and each Premier Subsidiary have been accurately and completely recorded in the books and records of Premier and such Premier Subsidiary, respectively, for Tax purposes.

(h)	Except as set out in Section 3.2.33(h) of the Premier Disclosure Letter, each of Premier and each Premier Subsidiary has withheld the amount of all Taxes and other deductions required under any applicable Laws to be withheld from each payment made by it and has remitted all amounts withheld which are due and payable before the date hereof and all installments of Taxes which are due and payable before the date hereof to the relevant taxing or other authority within the time prescribed under any applicable Laws.

3.2.34 Compliance with Applicable Laws

Each of Premier and each Premier Subsidiary has conducted and is conducting its business in compliance in all material respects with all applicable Laws in each jurisdiction in which its business is carried on, is not in material breach of any of such Laws and is duly licenced or registered in each jurisdiction in which it owns or leases its property and assets or carries on its business, so as to enable the Premier Business to be carried on as now conducted and its property and assets to be so owned or leased. Except as set out in Section 3.2.34 of the Premier Disclosure Letter Premier or each Premier Subsidiary, as applicable, has all material licences, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or similar type) necessary to carry on the Premier Business as presently conducted or to own or use any of the assets currently utilized or required to be utilized by any of Premier or a Premier Subsidiary in connection with the Premier Business (the "Premier Licences"). Premier or each Premier Subsidiary, as applicable, has all Premier Licences, and there are no other licences, permits, approvals, consents, certificates, registrations, or authorizations necessary to carry on the Premier Business as presently carried on or to own or lease any of the property or the assets utilized by any of Premier or a Premier Subsidiary except where the lack of grant of such to Premier or a Premier Subsidiary would not have a Material Adverse Effect on the Premier Business. Each Premier Licence is valid and subsisting and in good standing and, to the knowledge of Premier, there is no default or breach of any Premier Licence and, to the best of the knowledge of Premier, no proceeding is pending or threatened to revoke or limit any Premier Licence. No Premier Licence contains any burdensome term, provision, condition or limitation which has or could have a Material Adverse Effect on Premier or the Premier Business, and except as set out in Section 3.2.34 of the Premier Disclosure Letter, requires the consent, approval, permit or acknowledgement of any Person in connection with the completion of the transactions herein contemplated.

3.2.35 Consents and Approvals

Except for the Applicable Regulatory Approvals there is no requirement for Premier or, to the best of its knowledge, any other party to make any filing with, give any notice to or to obtain any licence, permit, certificate, registration, authorization, consent or approval of, any Governmental Entity, including without limitation, any such filing or notice or obtaining of any licence, permit, certificate, registration, authorization, consent or approval under the Titanic Covenants and Conditions or any of the Titanic Documents as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for the filings, notifications, licences, permits, certificates, registrations, consents and approvals which relate solely to the identity of DK or which are of a purely administrative nature and could be completed or obtained without adverse effect on Premier or the Premier Business immediately after the Effective Date.

3.2.36 No Business Restrictions

Except as set out and disclosed in Section 3.2.36 of the Premier Disclosure Letter, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which any of Premier or a Premier Subsidiary is a party or which is otherwise binding upon Premier or a Premier Subsidiary which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of Premier or a Premier Subsidiary, any acquisition of property (tangible or intangible) by any of Premier or a Premier Subsidiary or the conduct of the Premier Business by any of Premier or a Premier Subsidiary, as currently conducted or proposed to be conducted by Premier or a Premier Subsidiary. Without limiting the foregoing, except as set out and disclosed in Section 3.2.36 of the Premier Disclosure Letter, neither Premier nor any Premier Subsidiary has entered into any agreement under which it is restricted from conducting its respective aspect of the Premier Business in any geographic area, during any period of time or in any segment of the market.

3.2.37 Environmental Matters

None of Premier or any Premier Subsidiary is in material violation of any applicable Laws relating to the environment and no material expenditures are or, to the knowledge of Premier, will be required in order to comply with such existing Laws. Each of Premier and each Premier Subsidiary possess all necessary environmental licences, permits, approvals, consents, certificates, registrations and other authorizations in order for it to conduct the Premier Business in material compliance with applicable Laws relating to the environment. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or for any of Premier or any Premier Subsidiary or, to the knowledge of Premier, by or for any other Person with respect to any Premier Leased Property or any real property previously owned, leased, occupied or used by Premier or a Premier Subsidiary while Premier or such Premier Subsidiary has occupied such properties.

3.2.38 Condition and Sufficiency of Assets

All moveable property, including without limitation the Premier Exhibitions Assets, facilities, machinery and equipment owned or used by each of Premier and each Premier Subsidiary in connection with the Premier Business are in good operating condition and in a state of good repair and maintenance, reasonable wear and tear excepted. Each of Premier and each Premier Subsidiary owns or leases all of the property and assets (excluding Intellectual Property, which is dealt with in Section 3.2.39 below) used in or necessary for the conduct of the Premier Business as it is currently being conducted with good and marketable title to all property and assets which are owned by it, free and clear of any and all Encumbrances other than as set out in Section 3.2.38 of the Premier Disclosure Letter.

3.2.39 Intellectual Property

Representations with respect to Premier Intellectual Property

(a)	Section 3.2.39(a) of the Premier Disclosure Letter includes a description of:

(i)	all material Intellectual Property (including, without limitation, Software) that is owned by any of Premier or a Premier Subsidiary or that is used by any of Premier or a Premier Subsidiary under a licence from another Person (together with a description of the applicable licence) and is necessary for or used in the Premier Business (expressly excluding licences entered into in the ordinary course of business and licences for standard software not specifically created for Premier or a Premier Subsidiary); and

(ii)	all Premier Registered Intellectual Property, (collectively, the "Premier Intellectual Property").

(b)	The Premier Intellectual Property comprises all Intellectual Property that is:

(i)	materially necessary to the conduct of the Premier Business; or

(ii)	material to the conduct of the Premier Business, the failure to own or to have the right to use would have a Material Adverse Effect on Premier.

(c)
Except as set out in Section 3.2.39(c) of the Premier Disclosure Letter, each item of Premier Intellectual Property is solely and exclusively owned by Premier or a Premier Subsidiary free and clear of any Encumbrances or co ownership interests or is licenced to Premier or a Premier Subsidiary under an existing written or electronic licence agreement that remains in force and which grants sufficient rights to permit Premier or a Premier Subsidiary to use such Intellectual Property in the manner necessary to carry on the Premier Business.

(d)
Premier or a Premier Subsidiary owns, solely and exclusively, any copyright that subsists in the Premier Intellectual Property other than the copyright that subsists in any Third Party Software or other works, provided that such Third Party Software and other works are licenced to Premier or a Premier Subsidiary under a written or electronic licence agreement that is identified in Section 3.2.39(d) of the Premier Disclosure Letter and which has been provided to DK, or are in the public domain.

(e)	To the extent that any of the Premier Intellectual Property that is licenced by Premier or a Premier Subsidiary incorporated in or embedded in the Premier Exhibition Assets, Premier or the relevant Premier Subsidiary (both the licensor and user) have complied with all of the material terms and conditions contained in the licence agreements applicable to such Premier Intellectual Property and neither Premier nor any Premier Subsidiary has received notice of and is not aware of any material breaches, claims or disputes under such agreements. Neither Premier nor any Premier Subsidiary is aware of nor has it received notice of any breach by any customer or end user under any agreement applicable to the use of the Premier Intellectual Property.

(f)	Except as set out in Section 3.2.39(f) of the Premier Disclosure Letter, neither Premier nor any Premier Subsidiary has transferred or assigned ownership of or granted any licence or right to any Person to copy, make, use, exploit, or authorize the retention of any rights to copy, make, use or exploit any Premier Intellectual Property.

(g)	Each item of Premier Registered Intellectual Property is, to the knowledge of Premier, valid and subsisting. All necessary registration, maintenance, renewal fees, annuity fees and Taxes in connection with the Premier Registered Intellectual Property have been paid and all necessary documents and certificates in connection with the Premier Registered Intellectual Property have been filed with the relevant patent, copyright, trade-mark or other authorities in the jurisdictions in which such Registered Intellectual Property is registered, as the case may be, for the purposes of maintaining such Registered Intellectual Property. Other than the Premier Registered Intellectual Property, no registrations or filings with any Governmental Entity have been made with respect to the Premier Intellectual Property.

(h)	Except as set out in Section 3.2.39(h) of the Premier Disclosure Letter, no royalty or other fee in respect of the Premier Intellectual Property is required to be paid by any of Premier or a Premier Subsidiary to any other Person in relation to the sale or licensing of any of the Premier Intellectual Property.

General Representations with respect to Intellectual Property

(i)	To the knowledge of Premier, each of Premier and each Premier Subsidiary own or has the valid right to use all trade-marks, service marks, and trade names used by it (including those described as Premier Registered Intellectual Property) in connection with its business, including, without limitation, the Premier Business.

(j)	Section 3.2.39(j) of the Premier Disclosure Letter sets out all contracts, licences and agreements between each of Premier and each Premier Subsidiary and any other Person wherein or whereby a Premier or a Premier Subsidiary has or may have agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or Liability or provide a right of rescission with respect to the infringement or misappropriation by Premier or such Premier Subsidiaries or such other Person of any Intellectual Property Rights owned by any Person other than Premier or a

Premier Subsidiary (and copies of substantially all of same have been provided to DK), other than any non-material licenses entered into within the ordinary course of business or licenses of Third Party Software which are granted for Software that is generally available to the public.

(k)	Except as set out in Section 3.2.39(k) of the Premier Disclosure Letter, there are no contracts, licences or agreements between Premier or a Premier Subsidiary and any other Person with respect to Premier Intellectual Property under which there is any material dispute known to Premier regarding the scope of such contract, licence or agreement, or performance under such contract, licence or agreement, including with respect to any payments to be made or received by any of Premier or a Premier Subsidiary thereunder.

(l)	To the knowledge of Premier, no Person is infringing or misappropriating any Premier Intellectual Property provided that in the case of Third Party Software or other third party Intellectual Property, Premier represents only that it has not received notice of and is not actually aware of any claims or threatened claims that such Third Party Software or other third party Intellectual Property, is being infringed or has been misappropriated. Subject to the foregoing proviso, Premier has no knowledge of any past infringement or misappropriation of any Premier Intellectual Property.

(m)	Each of Premier and each Premier Subsidiary have taken commercially reasonable steps to protect and maintain the confidentiality of the trade secrets and other confidential information in the Premier Intellectual Property and in any Intellectual Property provided by any other Person to any of Premier or any Premier Subsidiary.

(n)	None of the Premier Intellectual Property is subject to any actions or proceedings (whether pending or, to the best of Premier's knowledge, threatened) or any outstanding decree, order or judgment that restricts in any manner the use, transfer or licencing thereof by any of Premier or any Premier Subsidiary or that may affect the validity, use or enforceability of the same.

3.2.40 PersonalInformation

(a)	Each of Premier and each Premier Subsidiary have a written privacy policy which governs its collection, use and disclosure of Personal Information of any Premier Employee of the Premier Business and, since the date of adoption of such privacy policy, each of Premier and each Premier Subsidiary is in compliance in all material respects with such privacy policy.

(b)	There has not been any, and as of the date hereof, there is no complaint, investigation, proceeding or action completed, resolved, pending, or to the knowledge of Premier, threatened against or involving in any way Premier or a Premier Subsidiary or the Premier Business under or in relation to any personal privacy laws and regulations that apply to Premier, any Premier Subsidiary or the Premier Business, including wherever Premier has/holds exhibits.

3.2.41 Advisory Fees

Except as set out in Section 3.2.41 of the Premier Disclosure Letter, and except for the accountants and lawyers of Premier retained to negotiate, advance, carry out and complete the transactions contemplated herein, there is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of Premier or any Premier Subsidiary, or any of its directors, officers or shareholders who might be entitled to any fee, commission, bonus or reimbursement of expenses from any of Premier or a Premier Subsidiary upon entry into or the consummation of the transactions contemplated by this Agreement.

3.2.42 Other Negotiations; Brokers; Third Party Expenses

(a)	None of the Premier or any Premier Subsidiary, nor to the knowledge of Premier, any of their respective directors or officers (nor any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of them or at any of their direction):

(i)	has entered into any agreement that conflicts with any of the transactions contemplated by this Agreement; or

(ii)	has entered into any agreement or had any discussions with any Person regarding any transaction involving any of Premier or a Premier Subsidiary or any material asset of Premier or a Premier Subsidiary which could reasonably be expected to result in any of Premier or a Premier Subsidiary, or any of the officers, directors, employees, agents or shareholders of any of them being subject to any claim for Liability to such Person as a result of entering into this Agreement or consummating the transactions contemplated hereby.

(b)	Section 3.2.42(b) of the Premier Disclosure Letter lists all agreements with respect to, and a reasonable estimate of all Third Party Expenses which are reasonably expected to be incurred by Premier or any Premier Subsidiary in connection with the negotiation and implementation of the terms and conditions of this Agreement and the transactions contemplated hereby.

3.2.43 Disclosure

The representations and warranties of Premier contained in this Agreement and in any agreement, certificate, affidavit, statutory declaration or other document delivered or given pursuant to this Agreement, including the Premier Disclosure Letter, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained in such representations and warranties not misleading to DK or the DK Securityholders.

3.2.44 Approval of Merger

The board of directors of Premier has determined:

(a)	that the Merger and the transactions contemplated under this Agreement are fair to and in the best interests of the Premier Shareholders as a whole and are in the best interests of Premier; and

(b)	to recommend that the Premier Shareholders vote in favour of the Premier Shareholders' Resolution.

3.3            Representations and Warranties of the DK Securityholders

3.3.1                  Bao Representations

Bao hereby represents and warrants to and in favour of Premier and, Exchangeco as follows and acknowledges that Premier and Exchangeco are relying on such representations and warranties in connection with the matters contemplated by this Agreement:

(a)	Bao is the registered and beneficial owner of 3,325 DK Common Shares and 336 DK Preferred Shares.

(b)	Bao owns the DK Shares set out in Section 3.3.1(a) free and clear of Encumbrances and any other rights of others and has good and sufficient power, authority and right to enter into and deliver this Agreement and to transfer the legal and beneficial title and ownership of the DK Shares owned by him to Exchangeco free and clear of all Encumbrances and any other rights of others.
(c)	Bao does not own any shares in the capital of DK other than as set out in Section 3.3.1(a).

(d)	the DK Shares held by Bao have not been previously assigned and are not subject to any voting trust.

(e)	Bao is not a non-resident of Canada for the purposes of the ITA.

(f)	Bao is not a party to or bound by or subject to any agreement, contract or commitment with any entity doing business with DK or any DKSub, including Macau Legends or its affiliates or PacBridge Capital Partners or its affiliates, from which Bao derives a financial interest or other benefit as a result of DK or a DKSub doing business with such entities.

3.3.2 Brenner hereby represents and warrants to and in favour of Premier and Exchangeco as follows and acknowledges that Premier and Exchangeco are relying on such representations and warranties in connection with the matters contemplated by this Agreement:

(a)	Brenner is the registered and beneficial owner of 475 DK Common Shares.

(b)	Brenner owns the DK Common Shares set out in Section 3.3.2(a) free and clear of Encumbrances and any other rights of others and has good and sufficient power, authority and right to enter into and deliver this Agreement and to transfer the legal and beneficial title and ownership of the DK Shares owned by her to Exchangeco free and clear of all Encumbrances and any other rights of others.
(c)	Brenner does not own any shares in the capital of DK other than as set out in Section 3.3.2(a).

(d)	The DK Common Shares held by Brenner have not been previously assigned and are not subject to any voting trust.

(e)	Brenner is not a non-resident of Canada for the purposes of the ITA.

3.4            Non-Waiver

No investigations made by or on behalf of any of the Parties at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made by any other Party herein or pursuant hereto, unless disclosure of the fact at issue is expressly made in writing in this Agreement, including the DK Disclosure Letter (in the case of DK or any DK Subsidiary) and the Premier Disclosure Letter (in the case of Premier or any Premier Subsidiary) prior to the execution hereof and such disclosure contains no material untrue statement. Notwithstanding anything else in this Agreement, the DK Disclosure Letter or the Premier Disclosure Letter, any matter disclosed or described in any appropriate representation or warranty of DK or Premier contained in this Agreement or in any appropriate section of the DK Disclosure Letter or the Premier Disclosure Letter shall be deemed to have been disclosed and described in all related representations and warranties of DK, the DK Securityholders or Premier or Exchangeco, as applicable, and Sections of the DK Disclosure Letter and Premier Disclosure Letter, as applicable.

3.5            Survival
For greater certainty, the representations and warranties of DK, the DK Securityholders, Premier and Exchangeco, as applicable, contained herein shall survive the execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated hereby but shall terminate on the termination of this Agreement in accordance with its terms.

4.0 COVENANTS

4.1            Retention of Goodwill and Assets

During the Pre-Effective Date Period, each of the Premier and DK will, and will cause each of their respective Subsidiaries to, subject to the Merger and related transactions are contemplated hereby, continue to carry on the Premier Business and the DK Business, respectively, in the ordinary course of business, working to preserve the attendant goodwill and assets of Premier and DK, respectively and their respective Subsidiaries to contribute to retention of that goodwill and assets to and after the Effective Date. The following provisions of this Section 4.0 are intended to be in furtherance of this general commitment, subject to the Merger and related transactions contemplated hereby.

4.2            Covenants of DK

DK covenants and agrees that, until the Effective Date or the earlier termination of this Agreement in accordance with Section 6.0, except with the consent of Premier with respect to any deviation therefrom or with respect to any matter contemplated by this Agreement, DK will and will cause each DKSub to:

(a)	perform all obligations required or desirable to be performed by DK or a DKSub under this Agreement and to do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated in this Agreement and, without limiting the generality of the foregoing, to:

(i)	apply for and use all reasonable efforts to obtain all Applicable Regulatory Approvals set out in Appendix 2 and, in doing so, to keep Premier reasonably informed as to the status of the proceedings relating to obtaining the Applicable Regulatory Approvals, including providing Premier with copies of all related applications and notifications, in draft form, sufficiently in advance of filing in order for Premier to provide its reasonable comments thereon;

(ii)	use its reasonable efforts to comply promptly with all requirements which applicable Laws may impose on DK with respect to the transactions contemplated hereby;

(iii)	until the Effective Date, defend all lawsuits or other legal, regulatory or other proceedings challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(iv)	use all reasonable efforts to have lifted or rescinded any injunction or restraining order or other order relating to DK or any DK Sub which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(v)	on or before the Effective Date, effect all necessary registrations, filings and submissions of information required by Governmental Entities from DK and each DK Sub relating to the transactions contemplated herein;

(vi)	in connection with the Merger and other transactions contemplated herein, use its reasonable efforts to obtain, before the Effective Date, all necessary waivers, consents and approvals required to be obtained by DK from other parties pursuant to the DK Material Agreements or as set out in the DK Disclosure Letter;

(vii)	use all reasonable efforts to cause the Registration Rights Shareholders' Agent to execute, on or before the Effective Date, the Registration Rights Agreement and, in the event that the Registration Rights Shareholders' Agent has not executed the Registration Rights Agreement by the Effective Date, DK shall identify a person who is acceptable to Premier, acting reasonably, to act as agent for and on behalf of the DK Securityholders under the Registration Rights Agreement and to cause such replacement to execute the Registration Rights Agreement on or before the Effective Date;

(viii)	deliver to Premier, not less than 10 Business Days prior to the Effective Date, a certificate duly executed by the sole director and one officer of DK setting forth the aggregate number of DK Shares issued and outstanding as at the date of such certificate (which shall also be the number of such shares outstanding as at the Effective Date), and certifying that there are no further rights, agreements or arrangements of any nature or kind then outstanding for the acquisition of further DK Shares, or securities convertible into or exchangeable for DK Shares;

(b)	not, notwithstanding any other provision of this Agreement (including the Exhibits hereto and the DK Disclosure Letter), allot, issue or grant any DK Shares or other securities convertible into or exchangeable for DK Shares, or enter into any agreements or arrangements relating thereto, to or with any Person or for any reason;

(c)	not split, combine or reclassify any of the outstanding DK Shares, nor declare or pay any dividends on or make any other distributions (in either case, in stock or property) on or in respect of the outstanding DK Shares;

(d)	not amend its articles or notice of articles or by-laws, as applicable;

(e)	not allot, reserve, set aside or issue, authorize or propose the allotment, reservation, setting aside or issuance of, or purchase or redeem or propose the purchase or redemption of, any shares in its capital stock or any class of securities convertible or exchangeable into, or rights, warrants or options to acquire, any such shares or other convertible or exchangeable securities;

(f)	not reorganize, amalgamate or merge DK or any DKSub with any other Person, nor acquire or agree to acquire by amalgamating, merging or consolidating with, purchasing substantially all of the assets of or otherwise, any business of any Person;

(g)	not loan any money, guarantee the payment of indebtedness or incur indebtedness for money borrowed or issue or sell any Debt Instrument;

(h)	not enter into or modify any employment, severance, collective bargaining or other DK Employee Benefit Plans, policies or arrangements with, or grant any bonuses, salary increases, stock options, pension or supplemental pension benefits, profit sharing, retirement allowances, deferred compensation, incentive compensation, severance or termination pay to, or make any loan to, any officers, directors or employees of DK or any DKSub;

(i)	not, except in the ordinary course of business:

(i)	satisfy or settle any claims or Liabilities prior to the same being due (except such as have been reserved against in the DK Financial Statements) which are, individually or in the aggregate, material; or

(ii)	grant any waiver, exercise any option or relinquish any contractual rights which are, individually or in the aggregate, material;

(j)	use its reasonable commercial efforts to cause its current insurance (or re insurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

(k)	not settle or compromise any claim brought by any present, former or purported holder of any of its securities in connection with the transactions contemplated by this Agreement prior to the Effective Date;

(l)	not enter into any material contract, agreement, licence, franchise, lease transaction, commitment or other right or obligation or amend, modify, relinquish, terminate or fail to renew in any material respect any DK Material Agreement;

(m)	not acquire or sell, pledge, encumber or otherwise dispose of any material property or assets;

(n)	except as discussed in the operating budget of DK for the financial year ending December 31 2015, not incur or commit to incur capital expenditures prior to the Effective Date;

(o)	not make any changes to existing accounting practices relating to DK, except as required by applicable Law or required by Canadian generally accepted accounting principles or make any material tax election inconsistent with past practice;

(p)	promptly advise Premier in writing:

(i)	of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of DK contained in this Agreement (except any such representation or warranty which speaks as of a date prior to the date of this Agreement), if made on or as of the date of such event or the Effective Date, untrue or inaccurate in any material respect;

(ii)	of any Material Adverse Change in respect of DK; and

(iii)	of any breach by DK of any covenant or agreement contained in this Agreement;

(q)	not adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, consolidation, reorganization or winding-up of DK or any DKSub or reorganize, amalgamate or merge DK or any DKSub with any other Person;

(r)	use, and causing its Subsidiaries to use, commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations under this Agreement to the extent the same is within its control and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under all applicable Laws to consummate the Merger; and

(s)	not take any action, refrain from taking any reasonable action, or permitting any action to be taken or reasonable action to not be taken, which is inconsistent with this Agreement or which would reasonably be expected to significantly impede the completion of the Merger or to prevent or materially delay the completion of the transactions contemplated by this Agreement or any Applicable Regulatory Approval, in each case, except as specifically permitted by this Agreement..

4.3            Covenants of Premier

Premier covenants and agrees that, until the Effective Date or the earlier termination of this Agreement in accordance with Section 6.0, except with the consent of DK with respect to any deviation therefrom or with respect to any matter contemplated by this Agreement, and with respect to the DK Investor Group Financing and the assumption, modification or repayment of the Pentwater Loan, Premier will and will cause each Premier Subsidiary to:

(a)	carry on the Premier Business substantially in accordance with the Premier Business Plan other than changes as a result of the Merger and use all reasonable commercial efforts to, to the extent it has the financial resources to do so, to preserve intact its present business organization and keep available the services of its present officers and employees and others having business dealings with it to the end that its goodwill and business shall be maintained;

(b)	not commence to undertake a substantial or unusual expansion of its business facilities or an expansion that is not contemplated in the Premier Business Plan;

(c)	not split, combine or reclassify any of the outstanding Premier Shares, nor declare or pay any dividends on or make any other distributions (in either case, in stock or property) on or in respect of the outstanding Premier Shares;

(d)	not amend its articles or by-laws;

(e)	not allot, reserve, set aside or issue, authorize or propose the allotment, reservation, setting aside or issuance of, or purchase or redeem or propose the purchase or redemption of, any shares in its capital stock or any class of securities convertible or exchangeable into, or rights, warrants or options to acquire, any such shares or other convertible or exchangeable securities;

(f)	not, whether through its board of directors or otherwise, accelerate, or permit to be accelerated, the vesting of any unvested options to acquire Premier Shares or otherwise amend, vary or modify, or take any other action under any Premier stock option plan, stock appreciation plan, deferred stock plan or other similar incentive arrangement;
(g)	not acquire or agree to acquire any Premier Shares or other of its outstanding securities, whether by public or private transaction, or otherwise;

(h)	not loan any money, guarantee the payment of indebtedness or incur indebtedness for money borrowed or issue or sell any Debt Instruments;

(i)	not enter into or modify any employment, severance, collective bargaining or other Premier Employee Benefit Plan, policies or arrangements with, or grant any bonuses, salary increases, stock options, pension or supplemental pension benefits, profit sharing, retirement allowances, deferred compensation, incentive compensation, severance or termination pay to, or make any loan to, any officers, directors or employees of Premier;

(j)	not, except in the ordinary course of business:

(i)	satisfy or settle any claims or Liabilities prior to the same being due (except such as have been reserved against in the Premier Financial Statements the Premier Interim Financial Statements or the Monthly Financial Statements) which are, individually or in the aggregate, material; or

(ii)	grant any waiver, exercise any option or relinquish any contractual rights which are, individually or in the aggregate, material;

(k)	use its reasonable commercial efforts to cause its current insurance (or re insurance) policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

(l)	not settle or compromise any claim brought by any present, former or purported holder of any of its securities in connection with the transactions contemplated by this Agreement prior to the Effective Date;

(m)	not enter into any material contract, agreement, licence, franchise, lease transaction, commitment or other right or obligation or amend, modify, relinquish, terminate or fail to renew in any material respect any Premier Material Agreement;

(n)	not acquire or sell, pledge, encumber or otherwise dispose of any material property or assets;

(o)	not incur or commit to incur capital expenditures prior to the Effective Date;

(p)	not make any changes to existing accounting practices relating to Premier, except as required by applicable Law or required by United States generally accepted accounting principles or make any material tax election inconsistent with past practice;

(q)	promptly advise DK in writing:

(i)	of any event occurring subsequent to the date of this Agreement, other than in the ordinary course of business, that would render any representation or warranty of Premier contained in this Agreement (except any such representation or warranty which speaks as of a date prior to the date of this Agreement), if made on or as of the date of such event or the Effective Date, untrue or inaccurate in any material respect;

(ii)	of any Material Adverse Change in respect of Premier or RMSTI; and

(iii)	of any breach by Premier of any covenant or agreement contained in this Agreement;

(r)	to perform all obligations required or desirable to be performed by it under this Agreement and to do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, to:

(i)	apply for and use all reasonable efforts to obtain all Applicable Regulatory Approvals referred to in Appendix 2, and, in doing so, to keep DK reasonably informed as to the status of the proceedings related to obtaining such order and the Applicable Regulatory Approvals, including providing DK with copies of all related applications and notifications, in draft form, sufficiently in advance of filing in order for DK to provide its reasonable comments;

(ii)	use reasonable efforts to cause to be voted in favour of the Premier Shareholders' Resolution at the Premier Special Meeting all proxies granted to officers of Premier under the Principal Shareholder Voting Agreements or otherwise, to the maximum extent that such officers are authorized or permitted to do so under such proxies and under applicable Law;

(iii)	until the Effective Date defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(iv)	use all reasonable efforts to have lifted or rescinded any injunction or restraining order or other order relating to any of Premier or a Premier Subsidiary which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(v)	on or before the Effective Date, effect all necessary registrations, filings and submissions of information required by Governmental Entities from Premier or its Subsidiaries relating to the transactions contemplated herein;

(vi)	reserve a sufficient number of Premier Shares for issuance upon (A) the Merger (B) the exchange from time to time of Exchangeable Shares (C) conversion of the Amended and Restated Pentwater Note and (D) under the Success Payment Agreement; and

(vii)	use all reasonable efforts to obtain authorization for listing on the NCM of the Premier Shares issuable: (A) under the Merger, (B) upon exchange of the Exchangeable Shares from time to time, (C) on conversion of the Amended and Restated Pentwater Note, and (D) under the Success Payment Agreement;

(s)	in connection with the consummation of the transactions contemplated hereby to use its reasonable efforts to obtain, before the Effective Date, all necessary waivers, consents and approvals required to be obtained by Premier or its Subsidiaries from other parties to loan agreements, leases, licences or other contracts;

(t)	until the Effective Date or the earlier termination of this Agreement in accordance with Section 6.0, except (x) with the consent of DK to any deviation therefrom which shall not be unreasonably withheld; or (y) with respect to any matter contemplated by this Agreement, Premier will:

(i)	not make any changes to existing accounting practices related to Premier, except as permitted or required by a change in United States generally accepted accounting practices or by applicable Law;

(ii)	not reorganize, amalgamate or merge Premier with any other Person, nor acquire by amalgamating, merging or consolidating with, purchasing a majority of the voting securities of or substantially all of the assets of or otherwise, any business or Person which acquisition would reasonably be expected to materially delay the transactions contemplated hereby; and

(iii)	not take any action that could result in the Premier Shares being delisted, cease traded or suspended from the NCM;

(u)	make all arrangements for (A) the issuance of Exchangeable Shares, the Premier Shares and the Premier Merger Shares required to be issued as contemplated pursuant to this Agreement (B) the issuance of Premier Shares: (i) issuable upon the exchange from time to time of Exchangeable Shares (ii) on conversion of the Amended and Restated Pentwater Note and (iii) under the Success Payment Agreement;

(v)	use its reasonable commercial efforts to obtain the Principal Shareholder Voting Agreements for each Principal Shareholder;

(w)	not adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, consolidation, reorganization or winding-up of Premier or any Premier Subsidiary or reorganize, amalgamate or merge Premier or any Premier Subsidiary with any other person;

(x)	use, and causing its subsidiaries to use, commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations under this Agreement to the extent the same is within its control and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under all applicable Laws to consummate the Merger; and

(y)	not take any action, refrain from taking any reasonable action, or permitting any action to be taken or reasonable action to not be taken, which is inconsistent with this Agreement or which would reasonably be expected to significantly impede the completion of the Merger or to prevent or materially delay the completion of the transactions contemplated by this Agreement or any Applicable Regulatory Approval, in each case, except as specifically permitted by this Agreement; and

(z)	after the Effective Date Premier shall file, or cause to be filed, all necessary tax filings or returns relating to the Merger for and on behalf of DK and any DKSub.

4.4            Applications for Regulatory Approvals

Each of DK and Premier covenants and agrees to use all reasonable efforts required to apply for and obtain the Applicable Regulatory Approvals, and shall proceed diligently with respect to such applications, in a coordinated and expeditious manner.

4.5            Section 85 Elections

Exchangeco will execute and return to each DK Securityholder who so requests, an election pursuant to Section 85 of the ITA and any applicable provincial legislation in respect of any Elected Share transferred to Exchangeco and such DK Securityholder will be entitled to specify such elected amount as it wishes in such election, provided that (a) such amount is within the limits prescribed by Section 85 of the ITA and any applicable provincial legislation; and (b) such DK Securityholder provides two completed and signed copies of the appropriate tax election form to Exchangeco no later than 90 days after the Effective Date. Upon any DK Securityholder complying with the foregoing conditions, Exchangeco will execute the completed election form received from such DK Securityholder and return such form by registered mail or courier to such DK Securityholder within 30 days of its receipt thereof. The DK Securityholders will be solely responsible for the preparation of the foregoing election forms, and for the filing of such forms with the appropriate Governmental Entity. Exchangeco shall not be responsible or liable in any manner whatsoever for the content, effect, proper completion or timely filing of any such forms with the appropriate Government Entity, but will cooperate reasonably with the DK Securityholders in executing such forms in a timely manner, including providing such information within Premier's possession as is reasonably required by the DK Securityholders to complete such forms.

4.6            Covenants Regarding Non-Solicitation

4.6.1 Subject to Section 4.7, during the Pre-Effective Date Period neither Premier nor Exchangeco shall and Premier shall cause each of the Premier Subsidiaries to not, directly or indirectly, through any officer, director, employee, representative or agent of Premier or any Premier Subsidiary:

(a)	solicit, initiate, knowingly facilitate or encourage (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals regarding or which could reasonably be expected to lead to an Acquisition Proposal;

(b)	participate in any activities, discussions or negotiations regarding or which could reasonably be expected to lead to any Acquisition Proposal;

(c)	(i) withdraw or modify in a manner adverse to DK the approval of the board of directors of Premier the transactions contemplated hereby; (ii) authorize, adopt, approve, recommend or otherwise publicly declare advisable, an Acquisition Proposal, (iii) fail to announce publicly within 10 Business Days after a tender offer or exchange offer relating to the securities of Premier shall have been commenced that the board of directors of Premier recommends rejection of such tender or exchange offer, or (iv) make any other public statement of the board of directors of Premier or a committee thereof that is inconsistent with the approval of the board of directors of Premier of the transactions with DK contemplated hereby;

(d)	furnish any non-public information relating to Premier or any of its Subsidiaries, or afford access to the books or records or representatives of Premier or any of its Subsidiaries, to any Person that, to Premier's or such Premier Subsidiary's knowledge, is seeking to or may make, or has made, an Acquisition Proposal;

(e)	approve or recommend any Acquisition Proposal; or

(f)	enter into any agreement, arrangement or understanding, or any letter of intent related to any Acquisition Proposal.

Notwithstanding the preceding part of this Section 4.6.1 and any other provision of this Agreement, nothing shall prevent the board of directors of Premier prior to the approval of the Premier Shareholders' Resolution by the Premier Shareholders from: (i) contacting a Person making such Acquisition Proposal solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal and the likelihood of its consummation as to determine whether such Acquisition Proposal is or is reasonably likely to lead to a Superior Proposal; and (ii) considering, participating in any discussions or negotiations, or entering into a confidentiality agreement (which shall contain terms no less restrictive than the corresponding terms contained in the Confidentiality Agreement) and providing information pursuant to Section 4.6.3, regarding an unsolicited bona fide written Acquisition Proposal that did not otherwise result from a breach of this Section 4.6 and that the board of directors of Premier determines in good faith, after consultation with financial advisors and outside legal counsel, is reasonably likely to result in a Superior Proposal; provided, however, that prior to taking such action, the board of directors must deliver one day's advance written notice of its intent to take such action to DK (which notice shall include a summary of the material terms of the Acquisition Proposal and any related written agreements) and shall have determined, after consulting with its outside legal counsel, that failure of the board of directors of Premier to take such action would be inconsistent with its fiduciary duties. Premier shall not, and shall cause each Premier Subsidiary not to, consider, negotiate, accept or recommend an Acquisition Proposal after the approval of the Premier Shareholders' Resolution by the Premier Shareholders. Each of Premier and Exchangeco shall, and shall cause its officers, directors and employees and any financial advisors or other advisors, representatives or agents retained by it to, and Premier shall cause each Premier Subsidiary to and to cause its officers, directors and employees and any financial advisors or other advisors, representatives or agent retained by such Premier Subsidiary to, immediately upon execution of this Agreement to cease all discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal.

4.6.2 Premier shall promptly notify DK, at first orally and then in writing, of any Acquisition Proposal and any enquiry that could lead to an Acquisition Proposal, or any amendments to the foregoing, or any request for non-public information relating to Premier or any Premier Subsidiary in connection with an Acquisition Proposal or for access to the properties, books or records of Premier or any Premier Subsidiary by any Person that informs Premier or any Premier Subsidiary that it is considering making, or has made, a proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal. Such notice shall include a description of the material terms and conditions of any proposal, the identity of the Person making such proposal, enquiry or contact and provide such other details of the proposal, enquiry or contact as DK may reasonably request. Premier shall:

(a)	keep DK fully informed of the status including any change to the material terms of any such Acquisition Proposal or enquiry; and

(b)	provide to DK as soon as practicable after receipt or delivery thereof with copies of all correspondence and other written material sent or provided to Premier or any Premier Subsidiary from any Person in connection with any Acquisition Proposal or sent or provided by Premier or any Premier Subsidiary to any Person in connection with any Acquisition Proposal.

4.6.3 If Premier receives a request for material non-public information from a Person who has made an unsolicited bona fide written Acquisition Proposal and Premier is permitted, as contemplated under the second sentence of Section 4.6.1, to negotiate the terms of such Acquisition Proposal, then, and only in such case, the board of directors of Premier may, subject to the execution by such Person of a confidentiality agreement (which shall contain terms no less restrictive than the corresponding terms contained in the Confidentiality Agreement) provide such Person with access to information regarding Premier; provided, however, that the Person making the Acquisition Proposal shall not be precluded under such confidentiality agreement from making the Acquisition Proposal (but not any material amendment thereto) and provided further that Premier sends a copy of any such confidentiality agreement to DK promptly upon its execution and concurrently provides DK with a list of or copies of the information provided to such Person and access to similar information to which such Person was provided.

4.6.4 Premier shall ensure that it and each of the Premier Subsidiaries and each of its and the Premier Subsidiaries' officers, directors and employees and any financial advisors or other advisors, representatives or agents retained by it are aware of the provisions of this Section 4.6, and it shall be responsible for any breach of this Section 4.6 by any such Person.

4.7            Notice by Premier of Superior Proposal Determination

4.7.1 Notwithstanding Sections 4.6.1, 4.6.2 and 4.6.4, Premier may accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal if, and only if:

(a)	it has complied with its obligations under Section 4.6;

(b)	five (5) Business Days shall have elapsed from the later of the date DK received written notice advising DK that Premier's board of directors has resolved, subject only to compliance with this Section 4.7 and termination of this Agreement, to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal, specifying the terms and conditions of such Superior Proposal and identifying the Person making such Superior Proposal, and the date DK received a copy of such Superior Proposal; and

(c)	it has previously or concurrently will have:

(i)	paid to DK the Break Fee, if any, payable under Section 6.4; and

(ii)	terminated this Agreement pursuant to Section 6.3.

4.7.2 Any information provided by Premier to DK pursuant to this Section 4.7 or pursuant to Section 4.6 shall constitute "Information" under Section 4.8.1.

4.7.3 During such five (5) Business Day period, Premier agrees that DK shall have the right, but not the obligation, to offer to amend the terms of this Agreement. The board of directors of Premier will review any offer by DK to amend the terms of this Agreement in good faith in order to determine, in its discretion in the exercise of its fiduciary duties, whether DK's offer upon acceptance by Premier would result in such Superior Proposal ceasing to be a Superior Proposal. If the board of directors of Premier so determines, it will enter into an amended agreement with DK reflecting DK's amended proposal and immediately press release its approval of the transactions contemplated by the DK amended proposal and the recommendation to the Premier Shareholders with respect thereto. If the board of directors of Premier continues to believe, in good faith and after consultation with financial advisors and outside legal counsel, that such Superior Proposal remains a Superior Proposal and therefor rejects DK's amended proposal, Premier may terminate this Agreement pursuant to Section 6.3.3(d); provided, however, that Premier must concurrently therewith pay to DK the Break Fee, payable to DK under Section 6.4. Premier acknowledges and agrees that payment of the Break Fee, payable under Section 6.4 is a condition to valid termination of this Agreement under Section 6.3.3(d) and this Section 4.7.

4.7.4 Premier also acknowledges and agrees that each successive modification of any Acquisition Proposal shall constitute a new Acquisition Proposal for purposes of the requirement under Section 4.7.1(b) to initiate an additional five (5) Business Day notice period.

4.8            Access to Information

4.8.1 Without limiting the Confidentiality Agreement, each of Premier and DK acknowledges that certain information to be provided to it prior to the execution of this Agreement will be confidential, non-public and/or proprietary in nature (the "Information"). Except as permitted below, each of Premier and DK will keep the Information provided to it by the other or the other's Representatives confidential and will not, without the prior written consent of the other, disclose it, in any manner whatsoever, in whole or in part, to any other Person, and will not use it for any purpose other than to evaluate the transactions contemplated by this Agreement. Each of Premier and DK will make all reasonable, necessary and appropriate efforts to safeguard the Information from disclosure to anyone other than as permitted hereby and to control the copies, extracts or reproductions made of the Information. The Information may be provided to the Representatives of each of Premier and DK who require access to the same to assist it in proceeding in good faith with the transactions contemplated by this Agreement, and whose assistance is required for such purposes, provided that it has first informed such Representatives to whom Information is provided that the Representative has the same obligations, including as to confidentiality, restricted use and otherwise, that it has with respect to such Information. This provision shall not apply to such portions of the Information that:

(a)	are or become generally available to the public otherwise than as a result of disclosure by a Party or its Representatives;

(b)	become available to a Party on a non-confidential basis from a source other than, directly or indirectly, the other Party or its Representatives, provided that such source is not, to the knowledge of the first Party, upon reasonable enquiry, prohibited from transmitting the Information by a contractual, legal or fiduciary obligation;

(c)	were known to a Party or were in its possession on a non-confidential basis prior to being disclosed to it by the other Party or by someone on its behalf; or

(d)	are required by applicable Laws or court order to be disclosed, provided that if a Party or any of its representatives (the "Compelled Party") is required to disclose any such information, the Compelled Party gives the other Parties (the "Other Parties") prior written notice of such disclosure as soon as practicable, so that the Other Parties will have an opportunity to seek a protective order or to take other appropriate action.

4.8.2 Where this Agreement is terminated for any reason then all Information of the disclosing Party (including all paper and electronic copies thereof) shall be immediately returned to the disclosing Party or destroyed as directed by the disclosing Party.

4.8.3 The provisions of this Section 4.8 shall survive the termination of this Agreement.

4.8.4 The Parties acknowledge that certain Information may be competitively sensitive and that disclosure thereof shall be limited to that which is reasonably necessary for the purpose of:

(a)	preparing submissions or applications in order to obtain the Applicable Regulatory Approvals; and

(b)	preparing the Proxy Statement.

4.9            Covenant Regarding Representations and Warranties
Each of the Parties covenants that the representations and warranties given by it and contained in Section 3.0 are true and correct on and as at the Effective Date (except to the extent such representations and warranties speak as of a specified date or except as affected by transactions contemplated or permitted by this Agreement or in the ordinary course of business or otherwise consented to by the other Parties) or, if not true, do not have a Material Adverse Effect on such Party and will notify the other Party if any such representation or warranty is not true and correct as of the Effective Date.

4.10            Closing Matters
Each of the Parties shall deliver, at the closing of the Merger and other transactions contemplated hereby, such customary certificates (including "bring down" certificates), resolutions, opinions (including appropriate legal opinions of Premier's United States counsel delivered to DK and the DK Securityholders as to the due authorization, execution and delivery by Premier of this Agreement and any of the Ancillary Agreements to which it is a party and the enforceability of this Agreement and such Ancillary Agreements as are governed by U.S. Law and opining upon the valid issuance of the Premier Shares and Premier Merger Shares by Premier as fully paid and non-assessable and of Premier's Canadian counsel opining upon the issuance of the Exchangeable Shares, and compliance with the Securities Act (British Columbia) on the issuance and resale of the Exchangeable Shares, Premier Merger Shares and Premier Shares and as to the due authorization, execution, delivery on behalf of Exchangeco of this Agreement and Ancillary Agreements to which it is a party, and as to the enforceability of this Agreement and such of the Ancillary Agreements as are governed by British Columbia Law) and such other closing documents as may be required by the other Party, acting reasonably. The closing of the Merger and the transactions contemplated hereby will take place at 9:00 a.m. (Vancouver Time) on the Effective Date at the offices of Dentons US LLP at 233 South Wacker Drive, Suite 7800, Chicago, Illinois, 60606-6404, United States.

4.11            Employment and Related Matters

Except as otherwise specifically provided in this Agreement, nothing herein shall be construed as:

(a)	requiring Premier or DK to continue the employment of any Premier Employee or DK Employee following the Effective Time;

(b)	limiting Premier's or DK's ability to amend, modify or terminate any Premier Employee Benefit Plan or arrangement or DK Employee Benefit Plan, respectively; or

(c)	requiring Premier or DK to maintain any particular level of DK Employee benefits or Premier Employee benefits, as applicable, for any of its Premier Employees or DK Employees, respectively, following the Effective Time.

4.12            Prohibition on Voluntary Liquidation

Premier shall not, and agrees to (y) cause each of the Premier Subsidiaries (other than Exchangeco), and (z) so long as any Exchangeable Shares remain outstanding, cause each of Exchangeco to not, to take any action relating to a voluntary liquidation, dissolution or winding up, as the case may be.

4.13 Covenants of Bao and Brenner

Each of Bao and Brenner separately covenants and agree for and on behalf of himself or herself only that, until the Effective Date or the earlier termination of this Agreement in accordance with Section 6.0, except with the consent of Premier with respect to any deviation therefrom or with respect to any matter contemplated by this Agreement, they will:

(a)	perform all obligations required or desirable to be performed by them under this Agreement and to do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated in this Agreement and not take any action, refrain from taking any reasonable action, or permit any action to be taken or reasonable action to not be taken, which is inconsistent with this Agreement or would reasonably be expected to significantly impede the completion of the Merger or to prevent or materially delay the completion of the transactions contemplated by this Agreement,

(b)	promptly advise Premier in writing:

(i)	of any event occurring subsequent to the date of this Agreement known to them that would render any representation or warranty of DK contained in this Agreement (except any such representation or warranty which speaks as of a date prior to the date of this Agreement), if made on or as of the date of such event or the Effective Date, untrue or inaccurate in any material respect; and

(ii)	any breach by him or her, respectively, of any covenant or agreement contained in this Agreement;

(c)	not sell, transfer, gift, assign, pledge, hypothecate, encumber or otherwise dispose of any of his or her DK Shares, or enter into any agreement, arrangement or understanding in connection therewith (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), without having first obtained the prior written consent of Premier, or grant any proxies or powers of attorney, deposit any his or her DK Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any of his or her DK Shares; and

(d)	(i) vote (or cause to be voted) all the DK Shares held by him or her at any meeting or on any consent resolution of the DK Securityholders (including any and all votes by class) of the foregoing (i) in favour of the approval, consent, ratification and adoption of the transactions contemplated by this Agreement (and any actions required in furtherance thereof); and (ii) against any action that would result in any breach of any representation, warranty or covenant by DK in this Agreement or which might reasonably be expected to have a Material Adverse Effect on DK.

5.0            CONDITIONS

5.1            Mutual Conditions Precedent

The respective obligations of the Parties to complete the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Effective Date, of the following conditions precedent, each of which may only be waived by the mutual consent of Premier and DK:

(a)	the Premier Shareholders' Resolution shall have been approved and adopted by the Premier Shareholders at the Premier Special Meeting by the vote required under the NCM Rules;

(b)	the Pentwater Loan shall have been assumed by the DK Investors as amended to provide for the conversion features described in Appendix 5;

(c)	there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement and there shall be no proceeding, of a judicial or administrative nature or otherwise, in progress or threatened that relates to or results from the transactions contemplated by this Agreement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by this Agreement in accordance with the terms hereof or would otherwise be inconsistent with the Applicable Regulatory Approvals which have been obtained;

(d)	this Agreement shall not have been terminated pursuant to Section 6.0;

(e)	all consents, waivers, permits, orders and approvals of any Governmental Entity (including the Applicable Regulatory Approvals, other than, in the case of Premier, a notice pursuant to Section 12 of the ICA, if applicable, and the expiry of any waiting periods, in connection with, or required to permit, the consummation of the Merger, the failure of which to be obtained or the non-expiry of which would constitute a criminal offense, or would have a Material Adverse Effect on Premier or DK, as the case may be, shall have been obtained or received on terms that will not have a Material Adverse Effect on Premier or DK and there shall not be pending or threatened any suit, action or proceeding by any Governmental Entity, in each case that has a reasonable likelihood of success;

(i)	seeking to prohibit or restrict the acquisition by Premier of any DK Shares;

(ii)	seeking to prohibit Premier from issuing Premier Merger Shares or Premier Shares;

(iii)	seeking to prohibit Exchangeco from issuing the Exchangeable Shares;

(iv)	seeking to restrain or prohibit the consummation of the Merger or any part thereto;

(v)	seeking to obtain from DK or a DK Securityholder any damages that are material in relation to DK;

(vi)	seeking to obtain from Premier any damages that are material in relation to Premier;

(vii)	seeking to prohibit or materially limit the ownership or operation by Premier or any of its Subsidiaries of any material portion of the business or assets of DK or to compel Premier or any of its Subsidiaries to dispose of or hold separate any material portion of the business or assets of DK;

(viii)	seeking to prohibit RMSTI from retaining or exercising its rights to the Titanic Assets and as sole salvor or other rights associated with the Titanic Assets, including without limitation any appeal of or action otherwise requesting an amendment or change to either of the 2010 Opinion or the 2011 Opinion;

(ix)	seeking to prohibit or restrict Premier or any of its Subsidiaries from complying with the terms and conditions of this Agreement or any of the Ancillary Agreements;

(x)	seeking to prohibit Premier or any of its Subsidiaries from effectively controlling in any material respect the business or operations of DK;

(xi)	seeking to prohibit the DK Investor Group or any of them from advancing the Second Loan;

(xii)	seeking to prohibit DK Investor Group or any of them from assuming or replacing the Pentwater Loan;

(xiii)	seeking to amend or change in any way the Titanic Covenants and Conditions;

(xiv)	requiring approval of a Governmental Entity to the terms or conditions of this Agreement or the closing of the transactions contemplated herein under the Titanic Covenants and Conditions; or

(xv)	which otherwise is reasonably likely to have a Material Adverse Effect on Premier or RMSTI.

5.2            Additional Conditions Precedent to the Obligations of DK

The obligations of DK to complete the transactions contemplated by this Agreement shall also be subject to the fulfilment of each of the following conditions precedent (each of which is for DK's exclusive benefit and may be waived by DK and any one or more of which, if not satisfied or waived, will relieve DK of any obligation under this Agreement):

(a)	all covenants and agreements of Premier and Exchangeco under this Agreement to be performed or observed on or before the Effective Date and during the Pre-Effective Period shall have been duly performed and observed by Premier or Exchangeco, as applicable, in all material respects;

(b)	the representations and warranties of Premier and Exchangeco contained in this Agreement shall be true and correct in all material respects as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak as of a specified date which is earlier than the date of this Agreement, in which event such representations and warranties shall be true and correct in all material respects as of such earlier specified date, or except as affected by transactions or changes in the ordinary course of business or otherwise contemplated or permitted by this Agreement or otherwise consented to by DK) and DK shall have received a certificate of Premier addressed to DK and dated the Effective Date, signed on behalf of Premier by two senior executive officers of Premier, confirming the same as at the Effective Date;

(c)	between the date hereof and the Effective Date, there shall not have occurred, in the judgment of DK, acting reasonably, a Material Adverse Change to Premier or RMSTI; provided that a reduction in the market price or value of the Premier Shares on the NCM or any other stock exchange or quotation system on which the Premier Shares may be listed or posted for trading or the results of operations (and the announcement thereof) of Premier in any particular fiscal quarter shall not, in either case, in and of itself, constitute such a Material Adverse Change;

(d)	the board of directors of Premier shall have made and shall not have withdrawn or modified or amended, in any material respect, prior to the Premier Special Meeting, an affirmative recommendation that the Premier Shareholders approve the Premier Shareholders' Resolutions;

(e)	each of shareholders bound by the Principal Shareholder Voting Agreements shall have materially complied with the provisions thereof;

(f)	the Premier Shares issuable:

(i)	pursuant to the Merger;

(ii)	upon exchange of the Exchangeable Shares from time to time;

(iii)	upon the conversion of all or any part of the Amended and Restated Pentwater Note; and

(iv)	in respect of amounts due under the Success Payment Agreement, shall have been authorized for listing on the NCM, subject to official notice of issuance;

(g)	DK and the DK Securityholders shall have received the opinions set out in Section 4.10;

(h)	Premier shall not be in default of the Pentwater Amended and Restated Note;

(i)	Premier shall have entered into such Retention Agreements with the Key Employees; and

(j)	Premier (and where applicable Exchangeco) shall have executed the Ancillary Agreements to which it is a party.

5.3            Additional Conditions Precedent to the Obligations of Premier

The obligations of Premier to complete the transactions contemplated by this Agreement shall also be subject to fulfillment of each of the following conditions precedent (each of which is for the exclusive benefit of Premier and may be waived by Premier and any one or more of which, if not satisfied or waived, will relieve Premier of any obligation under this Agreement):

(a)	all covenants of DK, each DKSub, Bao and Brenner under this Agreement to be performed or observed on or before the Effective Date and during the Pre-Effective Period shall have been duly performed and observed by DK, each DKSub, Bao or Brenner, as the case may be, in all material respects;

(b)	all representations and warranties of DK, each DKSub, Bao and Brenner contained in this Agreement shall be true and correct in all material respects as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak as of a specified date which is earlier than the date of this Agreement, in which event such representations and warranties shall be true and correct in all material respects as of such earlier specified date, or except as affected by transactions or changes in the ordinary course of business or otherwise contemplated or permitted by this Agreement) and Premier shall have received a certificate of DK, and each of Bao and Brenner addressed to Premier and dated the Effective Date, signed on behalf of DK by two senior executive officers of DK, confirming the same as at the Effective Date;

(c)	all third party consents required to be obtained by DK in connection with the Merger are duly obtained at or prior to the Effective Date;

(d)	between the date hereof and the Effective Date, there shall not have occurred, in the judgment of Premier, acting reasonably, a Material Adverse Change to DK;

(e)	Bao as agent on behalf of the DK Investor Group shall have entered into each of the Amended and Restated Pentwater Note and the Assignment and Assumption Agreement;

(f)	Premier shall have received, or received sufficient copies of, the certificates, resolutions, legal opinion and other documents as are to be provided to Premier by DK as set out in Section 4.10; and

(g)	the DK Securityholders shall have delivered their certificates representing Elected Shares to Exchangeco and the certificates representing DK Shares other than Elected Shares endorsed for transfer to Exchangeco.

5.4            Notice and Cure Provisions

Each of the Parties will give prompt notice to the others of the occurrence, or failure to occur, at any time from the date hereof until the Effective Date, of any event or state of facts which occurrence or failure would, or would be likely to:

(a)	cause any of the representations or warranties of the other contained herein to be untrue or inaccurate in any material respect on the date hereof or on the Effective Date (except to the extent such representations and warranties speak as of a specified date or except as affected by transactions or changes in the ordinary course of business or otherwise contemplated or permitted by this Agreement); or

(b)	result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the other hereunder prior to the Effective Date.

None of the Parties may elect not to complete the transactions contemplated hereby pursuant to the conditions precedent contained in Sections 5.1, 5.2 and 5.3, or exercise any termination right arising therefrom, unless forthwith and in any event prior to the Effective Date, Premier or DK, as the case may be, has delivered a written notice to the other specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which Premier or DK, as the case may be, are asserting as the basis for the non-fulfilment of the applicable condition precedent or the exercise of the termination right, as the case may be. If any such notice is delivered, provided that Premier or DK, as the case may be, are proceeding diligently to cure such matter, if such matter is susceptible to being cured, the other may not terminate this Agreement until the later of the Drop Dead Date and the expiration of a period of 30 days from such notice. For greater certainty, in the event that such matter is cured within the time period referred to herein, this Agreement may not be terminated as a result of the occurrence of that matter.

5.5            Satisfaction of Conditions

The conditions precedent set out in Sections 5.1, 5.2 and 5.3 shall be conclusively deemed to have been satisfied, waived or released when, on the closing of the Merger by the Parties.

6.0            AMENDMENT AND TERMINATION

6.1            Amendment

This Agreement may, at any time and from time to time before or after the holding of the Premier Special Meeting but not later than the Effective Date, be amended by mutual written agreement of the Parties, and any such amendment may, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracies or modify any representation contained herein or in any document delivered pursuant hereto;

(c)	waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; and

(d)	waive compliance with or modify any conditions precedent herein contained,

provided, however, that any such change, waiver or modification does not invalidate the affirmative vote of the Premier Shareholders to the Premier Shareholders' Resolution.

6.2            Mutual Understanding Regarding Amendments

The Parties agree that if Premier or DK, as the case may be, propose any amendment or amendments to this Agreement, the other will act reasonably in considering such amendment and if the other and its securityholders are not prejudiced by reason of any such amendment the other will co-operate in a reasonable fashion with Premier or DK, as the case may be, so that such amendment can be effected subject to applicable Laws and the rights of the securityholders.

6.3            Termination

6.3.1If any condition contained in Section 5.1 or 5.2 is not satisfied on or before the Drop Dead Date, to the satisfaction of DK, then DK in accordance with Section 5.4 may by notice to Premier terminate this Agreement and the obligations of the Parties hereunder except as otherwise herein provided, but without detracting from the rights of DK arising from any breach by Premier or a Premier Subsidiary but for which the condition would have been satisfied.

6.3.2 If any condition contained in Section 5.1 or 5.3 is not satisfied on or before the Drop Dead Date to the satisfaction of Premier, then Premier in accordance with Section 5.4 may by notice to DK terminate this Agreement and the obligations of the Parties hereunder except as otherwise herein provided, but without detracting from the rights of Premier arising from any breach by DK or a DK Securityholder but for which the condition would have been satisfied.

6.3.3 This Agreement may, at any time before or after the Premier Special Meeting, but not later than the Drop Dead Date:

(a)	be terminated by the mutual agreement of DK and Premier (subject to the consent of the DK Securityholders);

(b)
be terminated by either DK, the DK Securityholders or Premier if there shall be passed any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or if any injunction, order or decree enjoining Premier or DK from consummating the transactions contemplated by this Agreement is entered and such injunction, order or decree shall become final and non-appealable;

(c)	be terminated by DK if:

(i)	the board of directors of Premier shall have failed to recommend or withdrawn or modified or changed in a manner adverse to DK its approval or recommendation of this Agreement and the Premier Shareholders' Resolution or shall have recommended or approved an Acquisition Proposal;

(ii)	a public announcement is made by Premier relating to an Acquisition Proposal (other than a public announcement required by Section 4.6(c) or as contemplated by Section 6.3.3(c)(i)); or

(iii)	the Premier Shareholders' Resolution, through no fault of DK, shall not have been approved by the Premier Shareholders, on or before the Drop Dead Date;

(d)	be terminated by Premier in order to enter into a definitive written agreement with respect to a Superior Proposal, subject to compliance with Section 4.7 and the payment of the fee required to be paid pursuant to Section 6.4.

6.3.4 If this Agreement is terminated in accordance with the foregoing provisions of this Section 6.3, no Party shall have any further Liability to perform its obligations hereunder, except as provided for in Section 6.4 or as otherwise contemplated hereby, and provided that, subject to Section 6.6, neither the termination of this Agreement nor anything contained in this Section 6.3.4 shall relieve any Party from any Liability for any breach by it of this Agreement, including from any inaccuracy in its representations and warranties and any non-performance by it of its covenants made herein.

6.4            Break Fee

If:

(a)	DK terminates this Agreement pursuant to Section 6.3.3(c)(i);

(b)	DK terminates this Agreement pursuant to Section 6.3.3(c)(ii);

(c)	Premier terminates this Agreement pursuant to Section 6.3.3(d); or

(d)	DK terminates this Agreement pursuant to Section 6.3.1 in respect of the non-satisfaction of one of the conditions contained in Section 5.1 or 5.2, other than a termination pursuant to Section 6.3.1 in respect of the non-satisfaction of the condition contained in Section 5.2 relating to a representation or warranty which is true and correct as of the date of this Agreement but which, through no fault of DK after the date of this Agreement, is not true and correct in all material respects as of the Effective Date (except, for greater certainty, to the extent such representations and warranties speak as of a specified date which is earlier than the date of this Agreement or except as affected by transactions or changes in the ordinary course of business or otherwise contemplated or permitted by this Agreement or otherwise consented to by DK);

then in any such case Premier shall pay to DK the sum of $1,000,000 in immediately available funds to an account designated by DK. Such payment shall be due and payable:

(i)	in the case of a termination specified in clause (a) or (d), concurrently with termination of this Agreement;

(ii)	in the case of a termination specified in clause (b), on the date on which Premier shall have entered into an Acquisition Proposal if it does so within a period of nine (9) months of such termination, failing which no fee shall be payable to DK under this Section; or

(iii)	in the case of a termination specified in clause (c), within five (5) Business Days after written notice to DK of termination by Premier.

Premier shall not be obligated to make more than one payment pursuant to this Section 6.4.

6.5            Liquidated Damages

Each of the Parties acknowledges that the damages set out in this Section 6.0 are a genuine pre-estimate of the damages which the other will suffer or incur as a result of the event giving rise to those damages and are not penalties. Each of the Parties irrevocably waives any right it may have to raise as a defence in any proceedings that any such damages are abusive.

6.6            Remedies

Subject to Section 6.7, the Parties acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any Party or its representatives and any such breach would cause the non-breaching Party irreparable harm. Accordingly, the Parties agree that, in the event of any breach or threatened breach of this Agreement by one of the Parties, the non-breaching Party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to the Parties.

6.7            Effect of Break Fee Payment

6.7.1 For greater certainty, the Parties agree that the payment of the amount pursuant to Section 6.4 is the sole monetary remedy of the Party entitled to such amount as a result of the occurrence of any of the events referred to in Section 6.4.

6.7.2 Subject to the immediately preceding paragraph, nothing in this Agreement shall preclude a Party from seeking damages in respect of losses incurred or suffered by such Party as a result of any breach of this Agreement by the other Party, seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set out in this Agreement or the Confidentiality Agreement or otherwise, or seeking specific performance of any of such covenants or agreements, without the necessity of posting bond or security in connection therewith.

7.0            GENERAL

7.1            Notices

All notices and other communications which may be or are required to be given pursuant to any provision of this Agreement shall be given or made in writing or by electronic communications and shall be deemed to be validly given if served personally or by email or telecopy, in each case addressed to the particular Party at:

(a)            If to DK:

Dinoking Tech Inc.
#110 - 11188 Featherstone Way
Richmond, British Columbia V6W 1K9
 Canada

Attention:    Chief Executive Officer
Facsimile:      (604) 277-1617
Email:                 daoping@dinosaursunearthed.com

with a copy to:

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8
 Canada

Attention:     Catherine Wade
Facsimile:       (604) 683-5214
Email:                  catherine.wade@dentons.com

(b)            If to Premier or a Premier Subsidiary:

Premier Exhibitions, Inc.
Suite 900, 3340 Peachtree Road N.E.
Atlanta, Georgia 30326
USA

Attention:         Chief Executive Officer
Facsimile:           (404) 842-2626
Email:                      ssw2660@comcast.net

with a copy to:

Thompson Hine LLP (Cleveland)
3900 Key Center
127 Public Square
Cleveland, Ohio 44114-1291
USA

Attention:           Derek Bork
Facsimile:             (216) 566-5800
Email:                        Derek.Bork@ThompsonHine.com

and with a copy to:

Gowling Lafleur Henderson LLP
550 Burrard Street
Suite 2300
Bentall 5
Vancouver, British Columbia V6C 2B5
Canada

Attention:            Cyndi Laval
Facsimile:              (604) 443-5629
Email:                         cyndi.laval@gowlings.com

(c)            If to Bao:

5790 126A Street.
Surrey, British Columbia V3X 3H6
Canada

Attention:             Daoping Bao
Facsimile:               (604) 277-1617
Email:                          daoping@dinosaursunearthed.com

with a copy to:

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8 Canada

Attention:              Catherine Wade
Facsimile:                (604) 683-5214
Email:                          catherine.wade@dentons.com

(d)            If to Brenner:

18 - 1828 Lilac Drive
Surrey, British Columbia V4A 5C9
Canada

Attention:     Nancy Brenner
Facsimile:       (604) 277-1617
Email:                  nancy@dinosaursunearthed.com

with a copy to:

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8
 Canada

Attention:      Catherine Wade
Facsimile:        (604) 683-5214
Email:                   catherine.wade@dentons.com

or at such other address of which any Party may, from time to time, advise the other Parties by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery or telecopying thereof.

7.2          Assignment

No Party may assign its rights or obligations under this Agreement.

7.3          Binding Effect

This Agreement shall be binding upon and shall enure to the benefit of the Parties and their respective successors. For greater certainty, Premier will not have any right pursuant to this Agreement, in equity or otherwise, whether absolutely or contingently, to, or to acquire, the DK Shares prior to the Effective Time, and any such right will only come into existence when becomes effective and binding at the Effective Time.

7.4          Waiver and Modification

DK and Premier may waive or consent to the modification of, in whole or in part, any inaccuracy of any representation or warranty made to them hereunder or in any document to be delivered pursuant hereto and may waive or consent to the modification of any of the covenants herein contained for their respective benefit or waiver or consent to the modification of any of the obligations of the other Parties. Any waiver or consent to the modification of any of the provisions of this Agreement, to be effective, must be in writing executed by the Party granting such waiver or consent.

7.5            No Personal Liability

7.5.1            No director or officer of Premier in such capacity shall have any personal Liability whatsoever to DK under this Agreement, or any other document delivered in connection with this Agreement or the Merger by or on behalf of Premier.

7.5.2 No director or officer of DK in such capacity shall have any personal Liability whatsoever to Premier under this Agreement, or any other document delivered in connection with this Agreement or the Merger by or on behalf of DK.

7.6            Further Assurances

Each Party shall, from time to time, and at all times hereafter, at the request of the other Parties, but without further consideration, do all such further acts and things and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

7.7            Expenses

Except as provided in Section 6.4 and herein, all out-of-pocket expenses of the Parties relating to the Merger and the transactions contemplated hereby, including all Third Party Expenses, shall be paid by the Party incurring such expenses.

7.8            Consultation

Premier and DK agree to consult with each other as to the general nature of any news releases or public statements with respect to this Agreement or the Merger, and to use their respective reasonable efforts not to issue any news releases or public statements inconsistent with the results of such consultations. Subject to applicable Laws, each Party shall use its reasonable efforts to enable the other Parties to review and comment on all such news releases prior to the release thereof. The Parties agree to issue jointly a news release with respect to the Merger as soon as practicable following the execution of this Agreement.

7.9            Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

7.10            Severability
If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall in such event negotiate in good faith to modify the Agreement to preserve each Party's anticipated benefits under this Agreement.

7.11            Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first written above.

PREMIER EXHIBITIONS, INC.
By: /s/ Mark A. Sellers Authorized Signatory 1032403 B.C. LTD. By: /s/ Mark A. Sellers Authorized Signatory DINOKING TECH INC. By: /s/ Daoping Bao Authorized Signatory

Signed in the presence of:	)
)
)
/s/ witness	)	/s/ Daoping Bao
Witness	)	DAOPING BAO

Signed in the presence of:	)
)
)
/s/ witness	)	/s/ Nancy Brenner
Witness	)	NANCY BRENNER

APPENDIX

APPLICABLE REGULATORY APPROVALS

For Premier

The filing with, and approval of, the U.S. Securities and Exchange Commission of the Proxy Statement.

The approval by the NASDAQ Stock Market, LLC of (i) Premier's issuance of the Premier Merger Shares, (ii) the listing of the Premier Shares issuable upon exchange of the Exchangeable Shares, (iii) the listing of the Premier Shares to be issued on conversion of the Amended and Restated Pentwater Note, and (iv) the listing of the Premier Shares to be issued under the Success Payment Agreement.

Notice under Section 12 of the Investment Canada Act by Premier, if applicable.

APPENDIX

EXCHANGEABLE SHARE RIGHTS AND RESTRICTIONS

Special Rights And Restrictions – Exchangeable shares

28.1 Definitions and Ranking

28.1.1 Definitions

For the purpose of these Articles, unless the context otherwise requires, in addition to such terms as may be defined elsewhere herein, the following terms shall have the following meanings:

(1)	"Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the official noon spot exchange rate on such date for such foreign currency as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency as may be deemed by the Board of Directors to be appropriate for such purpose;

(2)	"Common Shares" means the common shares of the Company;

(3)	"Current Market Price" means, in respect of a share of Premier Common Stock on any date, the Canadian Dollar Equivalent of the average closing sales price of a share of Premier Common Stock during a period of 10 consecutive trading days ending not more than five trading days before such date on the NCM or, if the Premier Common Stock are not then listed on the NCM, on such other stock exchange or automated quotation system on which the Premier Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Premier Common Stock during such period is inadequate to create a market that reflects the fair market value of a share of Premier Common Stock, then the Current Market Price of Premier Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

(4)	"Dividend Amount" means an amount equal to the full amount of all dividends and distributions declared and unpaid on each Exchangeable Share with a record date prior to the effective date of the exchange of such Exchangeable Share for a share of Premier Common Stock hereunder;

(5)	"Exchangeable Share(s)" means the exchangeable shares of the Company with the special rights and restrictions set out herein;

(6)	"Premier" means Premier Exhibitions, Inc.;

(7)	"Premier Common Stock" means the shares of common stock, having a par value of $0.0001 each, in the capital of Premier;

(8)	"Premier Dividend Declaration Date" means the date on which the board of directors of Premier has declared a dividend on the Premier Common Stock;

(9)	"Redemption Date" means the date on or after April 1, 2018 which the Company may, subject to the notice requirements and certain call rights described herein, redeem the Exchangeable Shares then outstanding;

(10)	"Subsidiary" means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture, trust or other entity over which it exercises direction or control or which is in a like relation to a subsidiary;

(11)	"Transfer Agent" means American Stock Transfer & Trust Company, LLC;

(12)	"Merger Agreement" means the agreement to be entered into on or about April 5, 2015 among Premier, the Company, Dinoking Tech Inc., Daoping Bao and Nancy Brenner;

(13)	"NCM" means the market tier of the National Association of Securities Dealers Automated Quotation System referred to as the NASDAQ National Capital Market.

28.1.2 Ranking

The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends as and to the extent provided in 28.2 and with respect to the distribution of assets in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs as and to the extent provided in 28.4.

28.2 Dividends

28.2.1 Dividends

A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Premier Dividend Declaration Date, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend or distribution declared on the shares of Premier Common Stock, in an amount in cash for each Exchangeable Share as is equal to the Canadian Dollar Equivalent on the Premier Dividend Declaration Date of the cash dividend or distribution declared on each share of Premier Common Stock, (b) in the case of a stock dividend or distribution declared on the shares of Premier Common Stock, to be paid in Exchangeable Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of Premier Common Stock to be paid on each share of Premier Common Stock or (c) in the case of a dividend or distribution declared on the shares of Premier Common Stock to be paid in property other than cash or Premier Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors) the type and amount of property declared as a dividend or distribution on each share of Premier Common Stock. Such dividends shall be paid out of the assets of the Company properly applicable to the payment of dividends, or out of authorized but unissued shares or other securities of the Company.

28.2.2 Payment of Dividends

Cheques of the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends or distributions contemplated by Article 28.2.1 hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque in not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends or other distribution of Exchangeable Shares contemplated by Article 28.2.2 hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend or other distribution of Exchangeable Shares represented thereby. Such other type and amount of property in respect of any dividends or distributions contemplated by Article 28.2.3 hereof shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend or distribution represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend that is represented by a cheque that has not been duly presented to the Company's bankers for payment of that otherwise remains unclaimed for a period of six years from the date on which such dividend or distribution was payable.

28.2.3 Record and Payment Dates

The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Exchangeable Shares under Article 28.2 hereof shall be the same as the record date and payment date, respectively, for the corresponding dividend or distribution declared on the shares of Premier Common Stock.

28.2.4 Partial Payment

If on any payment date for any dividends or distributions declared on the Exchangeable Shares under Article 28.2 hereof the dividends or distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends or distributions that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient money or other assets properly applicable to the payment of such dividends or distributions.

28.3 Certain Restrictions

So long as any of the Exchangeable Shares are outstanding, the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 28.8(2) hereof:

(1)	pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(2)	redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

(3)	redeem or purchase any other shares of the Company ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

(4)	issue any shares other than (a) Exchangeable Shares; (b) Common Shares, and (c) any other shares not ranking superior to the Exchangeable Shares.

28.4 Liquidation

28.4.1 Participation Upon Liquidation, Dissolution or Winding Up of the Company

(1)	Subject to applicable law and the due exercise by Premier of a Liquidation Call Right, in the event of the liquidation, dissolution or winding up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares (other than Premier or its Subsidiaries) shall be entitled to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding up (the "Liquidation Date"), before any distribution of any part of the assets of the Company among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Company causing to be delivered to such holder one share of Premier Common Stock, plus (b) the Dividend Amount, if any (collectively, the "Liquidation Amount").

(2)	In the case of a distribution on Exchangeable Shares under this Article 28.4.1, on or promptly after the Liquidation Date, the Company shall cause to be delivered to the holders of the Exchangeable Shares (other than Premier or its Subsidiaries) the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Company may reasonably require, at the registered office of the Company or at any office as may be specified by the Company by notice to the holders of the Exchangeable Shares. Payment of the aggregate Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Company or at any office as may be specified by the Company by notice to the holders of Exchangeable Shares, certificates representing the aggregate number of shares of Premier Common Stock deliverable by the Company to such holder (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Company payable at par at any branch of the bankers of the Company in payment of the remaining portion, if any of the aggregate Liquidation Amount payable to such holder. On or before the Liquidation Date, the Company shall deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares (other than Premier or its Subsidiaries) in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon such deposit being made, the rights of the holders of Exchangeable Shares as such shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions and any interest allowed on such deposit shall belong to the Company. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares (other than Exchangeable Shares held by Premier or its Subsidiaries) shall thereafter be considered and deemed for all purposes to be the holders of the shares of Premier Common Stock delivered to them.

(3)	After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares the total Liquidation Amount pursuant to this Article 28.4.1 , such holders shall not be entitled to share in any further distribution of the assets of the Company.

28.4.2 Liquidation Call Rights

(1)	In the event of a liquidation or insolvency of the Company, Premier will have an overriding right (a "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding up of the Company pursuant to Article 28.4.1 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares (other than Premier or its Subsidiaries) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Premier of an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one share of Premier Common Stock, plus (b) the Dividend Amount, if any (collectively, the "Liquidation Call Purchase Price"). In the event of the exercise of a Liquidation Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares (other than Premier or its Subsidiaries) held by such holder to Premier on the Liquidation Date on payment by Premier to the holder of the Liquidation Call Purchase Price for each such share.

(2)	For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Liquidation Call Right, Premier shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the total number of shares of Premier Common Stock deliverable by Premier (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Liquidation Call Purchase Price and a cheque in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price and any interest allowed on such deposit shall belong to Premier. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Premier, upon presentation and surrender by the holder of Exchangeable Shares of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the shares of Premier Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Premier shall deliver to such holder, a certificate representing the shares of Premier Common Stock to which such holder is entitled and a cheque in payment of the remaining portion, if any, of the holder's proportionate part of the total Liquidation Call Purchase Price, and such delivery shall be deemed to be payment of and shall satisfy and discharge all liability for the Liquidation Call Purchase Price, unless such cheque is not paid on due presentation. If Premier does not exercise its Liquidation Call Right in the manner described above, on the Liquidation Date the holders of Exchangeable Shares shall be entitled to receive in exchange therefor the liquidation price otherwise payable by the Company in connection with the liquidation, dissolution or winding up of the Company pursuant to Article 28.4.1 hereof.

28.4.3 Automatic Exchange on Liquidation of Premier

(1)	The Company, on being duly notified by Premier, shall give the holders of Exchangeable Shares written notice of each of the following events (each a "Premier Liquidation Event") at the time set forth below:

(a)	In the event of any determination by the board of directors of Premier to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Premier or to effect any other distribution of assets of Premier among its stockholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, winding up or other distribution; and

(b)	immediately, upon the earlier of (i) receipt by Premier of notice of and (ii) Premier otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of Premier or to effect any other distribution of assets of Premier among its stockholders for the purpose of winding up its affairs.

(2)	Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for shares of Premier Common Stock provided for in Article 28.4.3(4) below (the "Automatic Exchange Right").

(3)	In order that the holders of Exchangeable Shares (other than Premier and its Subsidiaries) will be able to participate on a pro rata basis with the holders of Premier Common Stock in the distribution of assets of Premier in connection with a Premier Liquidation Event, on the fifth Business Day prior to the effective date (the "Premier Liquidation Event Effective Date") of a Premier Liquidation Event all of the then outstanding Exchangeable Shares

(other than Exchangeable Shares held by Premier and its Subsidiaries) shall be automatically exchanged for shares of Premier Common Stock. To effect such automatic exchange, Premier shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Premier Liquidation Event Effective Date and held by a holder of Exchangeable Shares (other than Premier and its Subsidiaries), and each such holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a share of Premier Common Stock on the fifth Business Day prior to the Premier Liquidation Event Effective Date, which shall be satisfied in full by Premier delivering to such holder one share of Premier Common Stock, plus (b) the Dividend Amount, if any.

(4)	On the fifth Business Day prior to the Premier Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the foregoing automatic exchange of Exchangeable Shares for Premier Common Stock shall be deemed to have occurred, and each holder of Exchangeable Shares (other than Premier or its Subsidiaries) shall be deemed to have transferred to Premier all of such holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and Premier shall deliver or cause to be delivered to the Transfer Agent, for delivery to such holders, the certificates for the number of shares of Premier Common Stock deliverable upon the automatic exchange of Exchangeable Shares for Premier Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares and any interest on such deposit shall be issued to such holder. Concurrently with each such holder ceasing to be a holder of Exchangeable Shares, such holder shall be considered and deemed for all purposes to be the holder of the shares of Premier Common Stock delivered to it, or to the Transfer Agent on its behalf, pursuant to the automatic exchange of Exchangeable Shares for Premier Common Stock and the certificates held by such holder previously representing the Exchangeable Shares exchanged by such holder with Premier pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Premier Common Stock delivered to such holder by Premier pursuant to such automatic exchange. Upon the request of any such former holder of Exchangeable Shares and the surrender by such holder of Exchangeable Share certificates deemed to represent shares of Premier Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as Premier may reasonably require, the Transfer Agent shall deliver or cause to be delivered to such holder certificates representing the shares of Premier Common Stock of which such holder is the holder and a cheque in payment of the remaining portion, if any, of the purchase price.

28.5 Retraction at Option of Holder

28.5.1 Retraction at Option of Holder

(1)	Subject to applicable law and the due exercise by Premier of a Retraction Call Right, a holder of Exchangeable Shares shall be entitled at any time to require the Company to redeem, on the fifth Business Day after the date on which the Retraction Request is received by the Company (the "Retraction Date"), any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Company causing to be delivered to such holder one share of Premier Common Stock for each Exchangeable Share presented and surrendered by the holder, plus (b) the Dividend Amount, if any (collectively, the "Retraction Price"). To effect a redemption under this Article 28.5.1, the holder must present and surrender at the registered office of the Company or at any office as may be specified by the Company by notice to the holders of Exchangeable Shares the certificate representing the Exchangeable Shares that the holder desires to have the Company redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, together with a duly executed statement (the "Retraction Requested") in the form of Schedule A hereto or in such other form as may be acceptable to the Company specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate (the "Retracted Shares") redeemed by the Company.

(2)	In the case of a redemption of Exchangeable Shares under this Article 28.5.1, upon receipt by the Company or the Transfer Agent in the manner specified in Article 28.5.1(1) hereof of a certificate representing the number of Exchangeable Shares which the holder desires to have the Company redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Article 28.5.1(5), the Company shall redeem the Retracted Shares to be retracted effective at the close of business on the Retraction Date. On the Retraction Date, the Company shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, a certificate representing the number of shares of Premier Common Stock to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Price and a cheque of the Company payable at par at any branch of the bankers of the Company in payment of the remaining portion, if any, of the aggregate Retraction Price to which such holder is entitled and such delivery of such certificate and cheque on behalf of the Company by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price to the extent that the same is represented by such share certificates and cheque, unless such cheque is not paid on due presentation. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.

(3)	On and after the close of business on the Retraction Date, the holder of the Retracted Shares cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its aggregate Retraction Price for such Retracted Shares, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company shall thereafter be considered and deemed for all purposes to be a holder of the shares of Premier Common Stock delivered to such holder.

(4)	Notwithstanding any other provision of this Article 28.5.1, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and Premier has not exercised its Retraction Call Right with respect to the Retracted Shares, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least five Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law and more than one holder has delivered a Retraction Request, the Company shall redeem Retracted Shares in accordance with Article 28.5.1(2) on a pro rata basis and shall issue to each such holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Article 28.5.1(2) hereof. If the Retraction Request is not revoked by the holder in the manner specified in Article 28.5.1(5) and Premier has not exercised its Retraction Call Right in respect of any such Retracted Shares, an Insolvency Event shall, to the extent it has not theretofore occurred, be deemed thereupon to have occurred and the holder of any such Retracted Shares not redeemed by the Company pursuant to Article 28.5.1(2) as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have exercised its right to require Premier to purchase the unredeemed Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Premier to such holder of the Purchase Price for such Retracted Share.

(5)	A holder of Retracted Shares may, by notice in writing given by the holder to the Company before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void.

28.5.2 Retraction Call Rights

(1)	In the event that a holder of Exchangeable Shares delivers a Retraction Request pursuant to Article 28.5.1 and subject to the limitations set forth in Article 28.5.2(2), Premier shall have the overriding right (a "Retraction Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Article 28.5.1 hereof, to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by Premier of an amount per share equal to the Retraction Price (the "Retraction Call Purchase Price"). In the event of the exercise of a Retraction Call Right, a holder of Exchangeable Shares who has delivered a Retraction Request shall be obligated to sell all the Retracted Shares to Premier on the Retraction Date on payment by Premier of an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Retraction Date, which shall be satisfied in full by Premier causing to be delivered to such holder one share of Premier Common Stock for each Exchangeable Share presented and surrendered by the holder, plus (b) the Dividend Amount, if any (collectively, the "Retraction Call Purchase Price").

(2)	Upon receipt by the Company of a Retraction Request, the Company shall immediately notify Premier thereof. In order to exercise its Retraction Call Right, the Premier must notify the Company (a "Call Notice") within five Business Days of notification to Premier by the Company of the receipt by the Company of the Retraction Request. If Premier so notifies the Company within such five Business Day period, the Company shall notify the holder as soon as possible thereafter as to the exercise of a Retraction Call Right. If Premier delivers a Call Notice within such five Business Day period and duly exercises its Retraction Call Right in accordance with this Article 28.5.2, the obligation of the Company to redeem the Retracted Shares shall terminate and, provided that the Retraction Requested is not revoked by the holder in the manner specified in Article 28.5.1(5), Premier shall purchase from such holder, and such holder shall sell to Premier on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price. For the purposes of completing a purchase pursuant to a Retraction Call Right, Premier shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing the number of shares of Premier Common Stock to which such holder is entitled and a cheque in the amount of the remaining portion, if any, of the aggregate Retraction Call Purchase Price to which such holder is entitled. Provided that the aggregate Retraction Call Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date. In the event that Premier does not deliver a Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Article 28.5.1(5), the Company shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in Article 28.5.1.

(3)	For the purpose of completing a purchase of Exchangeable Shares pursuant to the exercise of a Retraction Call Right, Premier shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, a certificate representing the number of shares of Premier Common Stock to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Call Purchase Price and a cheque of Premier payable in Canadian dollars at any branch of the bankers of the Company in Canada in payment of the remaining portion, if any, of such aggregate Retraction Call Purchase Price and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation.

(4)	On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Retraction Call Purchase Price unless such presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Call Purchase Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by Premier shall thereafter be considered and deemed for all purposes to be a holder of the shares of Premier Common Stock delivered to such holder.

28.6 Redemption by the Company

28.6.1 Redemption by the Company

(1)	Subject to applicable law and the due exercise by Premier of a Redemption Call Right, the Company may redeem all of the then outstanding Exchangeable Shares (other than Premier or its Subsidiaries) on a Redemption Date designated by the Company for an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to such Redemption Date, which shall be satisfied in full by the Company causing to be delivered to such holder of Exchangeable Shares one share of Premier Common Stock for each Exchangeable Share held by such holder, plus (b) the Dividend Amount, if any (collectively, the "Redemption Price"). If Premier exercises a Redemption Call Right and less than all of the then outstanding Exchangeable Shares other than the Exchangeable Shares held by Premier or its Subsidiaries are purchased in accordance with Article 28.6.2, the remaining outstanding Exchangeable Shares (other than Exchangeable Shares held by Premier or its Subsidiaries) may continue to be redeemed by the Company pursuant to the provisions of this Article 28.6.1.

(2)	In case of a redemption of Exchangeable Shares under this Article 28.6.1, the Company shall, at least 90 days before the intended Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Company or the purchase by Premier under its Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, such Redemption Date and, if applicable, particulars of the Redemption Call Right.

(3)	On or after any Redemption Date and subject to the exercise by Premier of a Redemption Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Company or at any office as may be specified by the Company in such notice of the certificates representing such Exchangeable Shares, together with such other document and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require. Payment of the aggregate Redemption Price for Exchangeable Shares held by a holder shall be made by delivery to such holder, at the address of such holder recorded in the securities register of the Company or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice, of a certificate representing the aggregate number of shares of Premier Common Stock deliverable by the Company to such holder (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of the remaining portion, if any, of such aggregate Redemption Price. On and after any Redemption Date, the holders of the Exchangeable Shares called for redemption shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the aggregate Redemption Price deliverable to a holder for Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected until the aggregate Redemption Price deliverable to such holder has been paid in the manner hereinbefore provided. The Company shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and any interest allowed on such deposit shall belong to the Company. Provided that such total Redemption Price has been so deposited prior to any Redemption Date, on and after such Redemption Date, the Exchangeable Shares so called for redemption shall be redeemed and the rights of the holders thereof after such Redemption Date shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificate held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares so called for redemption shall thereafter be considered and deemed for all purposes to be holders of the shares of Premier Common Stock delivered to them.

28.6.2 Redemption Call Rights

(1)	Premier shall have the overriding right (a "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Article 28.6.1 hereof, to purchase from the holders of Exchangeable Shares (other than Premier and its

Subsidiaries) on the last Business Day prior to the Redemption Date in respect of which the Redemption Call Right is exercised all but not less than all of the Exchangeable Shares that the Company proposes to redeem pursuant to Article 28.6.1, on payment by Premier of an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to such Redemption Date, which shall be satisfied in full by causing to be delivered to such holder one share of Premier Common Stock plus (b) the Dividend Amount, if any (collectively, the "Redemption Call Purchase Price"). In the event of the exercise of a Redemption Call Right, each holder of Exchangeable Shares (other than Premier and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to Premier on the last Business Day prior to such Redemption Date on payment by Premier to such holder of the Redemption Call Purchase Price for each such share.

(2)
For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Redemption Call Right, Premier shall deposit with the Transfer Agent, on or before the last Business Day prior to the Redemption Date, certificates representing the total number of shares of Premier Common Stock deliverable by Premier (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Redemption Call Purchase Price and a cheque in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price and any interest allowed on such deposit shall belong to Premier. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the last Business Day prior to such Redemption Date the rights of each holder of Exchangeable Shares (other than Premier and its Subsidiaries) will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Premier upon presentation and surrender by such holder of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the last Business Day prior to such Redemption Date be considered and deemed for all purposes to be the holder of the shares of Premier Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Premier shall deliver to such holder, a certificate representing the shares of Premier Common Stock to which such holder is entitled and a cheque in payment of the remaining portion, if any, of the holder's proportionate part of the total Redemption Call Purchase Price, and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Redemption Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation.. If Premier does not exercise the Redemption Call Right in the manner described above, on the Redemption Date a holder of Exchangeable Shares shall be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of the exchangeable Shares pursuant to Article 28.6.1 hereof.

28.7 Voting Rights

Except as required by applicable law and the provisions of Articles 28.9, 28.10 and 28.11(2), the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company or to vote at any such meeting. The holders of the Exchangeable Shares shall be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business of the Company.

28.8 Amendment and Approval

(1)	The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

(2)	Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast in such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that while any Exchangeable Shares are outstanding and held by persons other than Premier and its Subsidiaries, such approval must be given also by the affirmative vote of holders of more than two-thirds of the Exchangeable Shares represented in person or by proxy at the meeting excluding Exchangeable Shares beneficially owned by Premier or any of its Subsidiaries. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

28.9 Reciprocal Changes, etc. in Respect of Premier Common Stock

Each holder of an Exchangeable Share acknowledges that pursuant to a support agreement to be entered into between Premier and the Company, Premier will not, except as provided therein, without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 28.8(2) hereof:

(1)	issue or distribute shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock) to the holders of all or substantially all of the then outstanding shares of Premier Common Stock by way of stock dividend or other distribution, other than an issue of shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock) to holders of shares of Premier Common Stock who exercise an option to receive dividends in shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Premier Common Stock) in lieu of receiving such dividends;

(2)	issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Premier Common Stock entitling them to subscribe for or to purchase shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock);

(3)	issue or distribute to the holders of all or substantially all of the then outstanding shares of Premier Common Stock (a) shares or securities of Premier of any class other than Premier Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Premier Common Stock), (b) rights, options or warrants other than those referred to in Article 28.9(2) above, (c) evidences of indebtedness of Premier or (d) assets of Premier;

(4)	issue or distribute rights, options or warrants or other property to the holders of all or substantially all of the ten outstanding Premier Common Stock entitled them to subscribe for or to purchase Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock);

(5)	subdivide, redivide or change the then outstanding shares of Premier Common Stock into a greater number of shares of Premier Common Stock;

(6)	reduce, combine or consolidate or change the then outstanding shares of Premier Common Stock into a lesser number of shares of Premier Common Stock; or

(7)	reclassify or otherwise change the shares of Premier Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the Premier Common Stock,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

28.10 Legend

The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the provisions of the Merger Agreement (including the provisions with respect to the call rights and exchange rights thereunder).

28.11 Notices

(1)	Subject to applicable law, any notice, request or other communication to be given to the Company by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by fax or by delivery to the registered office of the Company and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, fax or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company.

(2)	Any presentation and surrender by a holder of Exchangeable Shares to the Company or to the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Company or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Company or to such office of the Transfer Agent as may be specified by the Company, in each case addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

(3)	Subject to applicable law, any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Company, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.

28.12 Other Matters

(1)	The Company and the Transfer Agent shall be entitled to deduct and withhold from any consideration deliverable or otherwise payable to any person pursuant to these Articles such amount as is required to be deducted or withheld (and remitted to a governmental entity) with respect to such payment under the Income Tax Act (Canada) or any provision of other comparable law, provided however that if such deduction or withholding obligation may be reduced or eliminated by any applicable taxation treaty, convention or applicable law, the Company and the Transfer Agent, together with any relevant holder of Exchangeable Shares may take reasonable and permitted steps to obtain such reduction or elimination of that obligation. To the extent that such amount is so withheld or deducted and remitted to the applicable governmental entity, such withheld or deducted amounts shall be treated for all purposes of these Articles as having been paid to such person as the remainder of the payment in respect of which such deduction and withholding were made. To the extent that the amount so required to be deducted or withheld from any payment to a person exceeds the cash portion of the consideration otherwise payable to such person, the Company or the Transfer Agent, as the case may be, are hereby authorized to sell or otherwise dispose, on behalf of such person thereof, of such portion of the consideration as is necessary to provide sufficient funds to the Company or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement, and the Company or the Transfer Agent shall notify such person thereof and remit any unapplied balance of the net proceeds of such sale.

(2)
No fractional shares (or certificates representing same) shall be issued pursuant to these Articles and all fractional shares otherwise issuable shall be rounded down to the nearest number of whole shares, with no compensation payable in respect of such fractional shares.

SCHEDULE A

NOTICE OF RETRACTION

To Premier Exhibitions, Inc.
c/o American Stock Transfer & Trust Company, LLC

This notice is given pursuant to Article 5 of the provisions (the "Exchangeable Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Exchangeable Share Provisions have the meanings ascribed to such words and expressions in such Exchangeable Share Provisions.

The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem on the Retraction Date (being the fifth Business Day after the date upon which this notice is received by the Company) in accordance with Article 5 of the Exchangeable Share Provisions:

[ ]	all share(s) represented by this certificate; or

[ ]	share(s) only.

The undersigned acknowledges the Retraction Call Right of Premier, to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Premier in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Article 28.5 of the Exchangeable Share Provisions. If Premier determines not to exercise its Retraction Call Right, the Company will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Premier, may be revoked and withdrawn by the undersigned by notice in writing given to the Company at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency requirements or other provisions of applicable law, the Company is unable to redeem all Retracted Shares an Insolvency Event shall, to the extent it shall not theretofore have occurred, be deemed thereupon to have occurred, and the undersigned will be deemed to have exercised an exchange right so as to require Premier to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Company and Premier that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Company, Premier, as the case may be, free and clear of all liens, claims and encumbrances.

_______________            _________________________________                ________________________
(Date)                                                      (Signature of Shareholder)                                                                      (Guarantee of Signature)

[ ]	Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Restricted Shares are to be held for pick-up by the shareholder at the principal transfer office of Transfer Agent in [ ], failing which the Securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Company may require, must be deposited with the Transfer Agent. The securities and any cheque resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Company and the securities and a cheque resulting from such retraction or purchase will be delivered to such shareholder as indicated above, provided the form appearing immediately below is duly completed, all exigible transfer taxes are paid and the signature of the registered holder is guaranteed by a Canadian chartered bank or trust company, member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (STAMP) Program.

Name of Person In Whose Name Securities and Cheque Are To Be Registered, Issued or Delivered (please print)

________________________________                 ______________________________
Street Address or P.O. Box                                                                   Signature of Registered Holder

________________________________                 ______________________________
City - Province                                                                                                  Signature Guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Company will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

APPENDIX

MERGER SHARE RIGHTS AND RESTRICTIONS

CLASS 1 SPECIAL VOTING STOCK

Section 1. Designation, Amount and Par Value. The Class 1 Special Voting Stock shall be designated as Class 1 Special Voting Stock and the number of shares so designated shall be one (1). The shares of Class 1 Special Voting Stock shall have a par value of $0.0001 per share.

Section 2. Dividends. The holder of record of the share of the Class 1 Special Voting Stock shall not be entitled to receive any dividends declared and paid by the Company.

Section 3. Voting Rights.

(a)	The holder of record of the share of the Class 1 Special Voting Stock, except as otherwise required under applicable law or as set forth in subparagraph (b) below, shall not be entitled to vote on any matter required or permitted to be voted upon by the stockholders of the Company.

(b)	With respect to all meetings of the stockholders of the Company at which the holders of the Company's common stock, par value $0.0001 per share, are entitled to vote (each, a "Stockholder Meeting") and with respect to any written consents sought by the Company from the holders of such common stock (each, a "Stockholder Consent"), the holder of the share of the Class 1 Special Voting Stock shall vote together with the holders of such common stock and the holders of Class 2 Special Voting Stock, all as a single class (except as otherwise required under applicable law), and the holder of the issued Class 1 Special Voting Stock shall be entitled to cast on such matter a number of votes equal to the number of Exchangeable Shares (the "Exchangeable Shares") of 1032403 B.C. Ltd. a British Columbia corporation ("Exchangeco"), outstanding as of the record date for determining stockholders entitled to vote at such Stockholder Meeting or in connection with the applicable Stockholder Consent that are owned by the holder of the Class 1 Special Voting Stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holder of record of the share of the Class 1 Special Voting Stock shall not be entitled to receive any assets of the Company available for distribution to its stockholders.

Section 5. Other Provisions.

(a)	The holder of record of the Class 1 Special Voting Stock shall not have any rights hereunder to convert such share into, or exchange such share for, shares of any other series or class of capital stock of the Company.

(b)	At such time as the share of the Class 1 Special Voting Stock has no votes attached to it, the Class 1 Special Voting Stock shall be automatically cancelled.

CLASS 2 SPECIAL VOTING STOCK

Section 1. Designation, Amount and Par Value. The Class 2 Special Voting Stock shall be designated as Class 2 Special Voting Stock and the number of shares so designated shall be one (1). The shares of Class 2 Special Voting Stock shall have a par value of $0.0001 per share.

Section 2. Dividends. The holder of record of the share of the Class 2 Special Voting Stock shall not be entitled to receive any dividends declared and paid by the Company.

Section 3. Voting Rights.

(c)	The holder of record of the share of the Class 2 Special Voting Stock, except as otherwise required under applicable law or as set forth in subparagraph (b) below, shall not be entitled to vote on any matter required or permitted to be voted upon by the stockholders of the Company.

(d)	With respect to all meetings of the stockholders of the Company at which the holders of the Company's common stock, par value $0.0001 per share, are entitled to vote (each, a "Stockholder Meeting") and with respect to any written consents sought by the Company from the holders of such common stock (each, a "Stockholder Consent"), the holder of the share of the Class 2 Special Voting Stock shall vote together with the holders of such common stock, and the holders of the Class 1 Special Voting Stock, all as a single class (except as otherwise required under applicable law), and the holder of the issued Class 2 Special Voting Stock shall be entitled to cast on such matter a number of votes equal to the number of Exchangeable Shares (the "Exchangeable Shares") of 1032403 B.C. Ltd. a British Columbia corporation ("Exchangeco"), outstanding as of the record date for determining stockholders entitled to vote at such Stockholder Meeting or in connection with the applicable Stockholder Consent that are owned by the holder of the Class 2 Special Voting Stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holder of record of the share of the Class 2 Special Voting Stock shall not be entitled to receive any assets of the Company available for distribution to its stockholders.

Section 5. Other Provisions.

(c)	The holder of record of the Class 2 Special Voting Stock shall not have any rights hereunder to convert such share into, or exchange such share for, shares of any other series or class of capital stock of the Company.

(d)	At such time as the share of the Class 2 Special Voting Stock has no votes attached to it, the Class 2 Special Voting Stock shall be automatically cancelled.

Annex C

FOURTH ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
PREMIER EXHIBITIONS, INC.

Florida Document No.: [P04000111036]

The undersigned, for the purpose of amending the Articles of Incorporation filed by PREMIER EXHIBITIONS, INC. (the “Corporation”), pursuant to Section 607.1006 of the Florida Business Corporation Act (the “Act”), hereby adopts the following amendment to its Articles of Incorporation:

AMENDMENT ADOPTED

Article V of the Articles of Incorporation, as filed with the Secretary of State of the Florida Division of Corporations on July 28, 2004 and as amended on September 1, 2005, August 6, 2009 and February 27, 2015, is hereby deleted in its entirety and replaced with the following (the “Amendment”):

ARTICLE V
AUTHORIZED SHARES

The aggregate number of shares which the Corporation shall have the authority to issue shall be SIXTY-FIVE MILLION AND TWO (65,000,002) shares of stock, divided into the following three classes: (i) SIXTY-FIVE MILLION (65,000,000) shares shall be voting common stock with $.0001 par value per share (the “Common Stock”); (ii) ONE (1) share shall be Class 1 Special Voting Stock, $0.0001 par value per share (the “Class 1 Special Voting Stock”); and (iii) ONE (1) share shall be Class 2 Special Voting Stock, $0.0001 par value per share (the “Class 2 Special Voting Stock”).

The preferences, limitations and relative rights of the Common Stock are the following:

COMMON STOCK

Section 1.                          Voting.  The holders of the Common Stock are entitled to one vote for each share held at all meetings of shareholders (and written actions in lieu of meetings).  There shall be no cumulative voting.

Section 2.                          Dividends.  Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the board of directors of the Corporation.

Section 3.                          Liquidation.  Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, the holders of Common Stock shall be entitled to receive all of the assets of the Corporation available for distribution to shareholders, on a pro rata basis in accordance with the number of shares of Common Stock held by each shareholder.

The preferences, limitations and relative rights of the Class 1 Special Voting Stock are exclusively the following:

CLASS 1 SPECIAL VOTING STOCK

Section 1.                          Designation, Amount and Par Value. The Class 1 Special Voting Stock shall be designated as Class 1 Special Voting Stock and the number of shares so designated shall  be one (1). The shares of Class 1 Special Voting Stock shall have a par value of $0.0001 per share.

Section 2.                           Dividends. The holder of record of the share of the Class 1 Special Voting Stock shall not be entitled to receive any dividends declared and paid by the Corporation.

Section 3.                          Voting Rights.

(a)            The holder of record of the share of the Class 1 Special Voting Stock, except as otherwise required under applicable law or as set forth in subparagraph (b) below, shall not be entitled to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation.

(b)            With respect to all meetings of the shareholders of the Corporation at which the holders of the Corporation’s common stock, par value $0.0001 per share, are entitled to vote (each, a “Shareholder Meeting”) and with respect to any written consents sought by the Corporation from the holders of such common stock (each, a “Shareholder Consent”), the holder of the share of the Class 1 Special Voting Stock shall vote together with the holders of such common stock and the holders of Class 2 Special Voting Stock, all as a single class (except as otherwise required under applicable law), and the holder of the issued Class 1 Special Voting Stock shall be entitled to cast on such matter a number of votes equal to the number of Exchangeable Shares (the “Exchangeable Shares”) of 1032403 B.C. Ltd. a British Columbia corporation (the “Exchangeco”), outstanding as of the record date for determining shareholders entitled to vote at such Shareholder Meeting or in connection with the applicable Shareholder Consent that are owned by the holder of the Class 1 Special Voting Stock.

Section 4.                          Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holder of record of the share of the Class 1 Special Voting Stock shall not be entitled to receive any assets of the Corporation available for distribution to its shareholders.

Section 5.                          Other Provisions.

(a)            The holder of record of the Class 1 Special Voting Stock shall not have any rights hereunder to convert such share into, or exchange such share for, shares of any other series or class of capital stock of the Corporation.

(b)            At such time as the share of the Class 1 Special Voting Stock has no votes attached to it, the Class 1 Special Voting Stock shall be automatically cancelled.

The preferences, limitations and relative rights of the Class 2 Special Voting Stock are exclusively the following:

CLASS 2 SPECIAL VOTING STOCK

Section 1.                          Designation, Amount and Par Value. The Class 2 Special Voting Stock shall be designated as Class 2 Special Voting Stock and the number of shares so designated shall be one (1). The shares of Class 2 Special Voting Stock shall have a par value of $0.0001 per share.

Section 2.                          Dividends. The holder of record of the share of the Class 2 Special Voting Stock shall not be entitled to receive any dividends declared and paid by the Corporation.

Section 3.                          Voting Rights.

(a)            The holder of record of the share of the Class 2 Special Voting Stock, except as otherwise required under applicable law or as set forth in subparagraph (b) below, shall not be entitled to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation.

(b)            With respect to all meetings of the shareholders of the Corporation at which the holders of the Corporation’s common stock, par value $0.0001 per share, are entitled to vote (each, a “Shareholder Meeting”) and with respect to any written consents sought by the Corporation from the holders of such common stock (each, a “Shareholder Consent”), the holder of the share of the Class 2 Special Voting Stock shall vote together with the holders of such common stock, and the holders of the Class 1 Special Voting Stock, all as a single class (except as otherwise required under applicable law), and the holder of the issued Class 2 Special Voting Stock shall be entitled to cast on such matter a number of votes equal to the number of Exchangeable Shares (the “Exchangeable Shares”) of 1032403 B.C. Ltd. a British Columbia corporation (the “Exchangeco”), outstanding as of the record date for determining shareholders entitled to vote at such Shareholder Meeting or in connection with the applicable Shareholder Consent that are owned by the holder of the Class 2 Special Voting Stock.

Section 4.                          Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holder of record of the share of the Class 2 Special Voting Stock shall not be entitled to receive any assets of the Corporation available for distribution to its shareholders.

Section 5.                          Other Provisions.

(a)            The holder of record of the Class 2 Special Voting Stock shall not have any rights hereunder to convert such share into, or exchange such share for, shares of any other series or class of capital stock of the Corporation.

(b)            At such time as the share of the Class 2 Special Voting Stock has no votes attached to it, the Class 2 Special Voting Stock shall be automatically cancelled.

ADOPTION DATE OF AMENDMENT

 The Amendment was adopted by the Board of Directors of the Corporation by resolution at a meeting duly called and held on April 2, 2015. The holders of the Corporation’s Common Stock are the only voting group entitled to vote on the Amendment. The Amendment was adopted by the shareholders at a meeting duly called and held on [_______________, 2015]. The number of votes cast for the amendment by the shareholders was sufficient for approval.

CLASS OF STOCK ENTITLED TO VOTE ON AMENDMENT

The Common Stock is the only class of stock of the Corporation the holders of which are entitled to vote on the Amendment.

EFFECTIVE DATE OF AMENDMENT

The Amendment shall become effective on the close of business on the date the Amendment is filed with the Secretary of State of the Florida Division of Corporations.

IN WITNESS WHEREOF, the undersigned signed this Amendment this [_______________, 2015].

PREMIER EXHIBITIONS, INC.

By:

Name:	Michael J. Little

Title:	President, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer

Annex D

Special Rights And Restrictions – Exchangeable shares
1.1            Definitions and Ranking

1.1.1 Definitions

For the purpose of these Articles, unless the context otherwise requires, in addition to such terms as may be defined elsewhere herein, the following terms shall have the following meanings:

(1)
“Canadian Dollar Equivalent” means in respect of an amount expressed in a foreign currency (the “Foreign Currency Amount”) at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the official noon spot exchange rate on such date for such foreign currency as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency as may be deemed by the Board of Directors to be appropriate for such purpose;

(2)	“Common Shares” means the common shares of the Company;

(3)
“Current Market Price” means, in respect of a share of Premier Common Stock on any date, the Canadian Dollar Equivalent of the average closing sales price of a share of Premier Common Stock during a period of 10 consecutive trading days ending not more than five trading days before such date on the NCM or, if the Premier Common Stock are not then listed on the NCM, on such other stock exchange or automated quotation system on which the Premier Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Premier Common Stock during such period is inadequate to create a market that reflects the fair market value of a share of Premier Common Stock, then the Current Market Price of Premier Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

(4)
“Dividend Amount” means an amount equal to the full amount of all dividends and distributions declared and unpaid on each Exchangeable Share with a record date prior to the effective date of the exchange of such Exchangeable Share for a share of Premier Common Stock hereunder;

(5)	“Exchangeable Share(s)” means the exchangeable shares of the Company with the special rights and restrictions set out herein;

(6)	“Premier” means Premier Exhibitions, Inc.;

(7)	“Premier Common Stock” means the shares of common stock, having a par value of $0.0001 each, in the capital of Premier;

(8)	“Premier Dividend Declaration Date” means the date on which the board of directors of Premier has declared a dividend on the Premier Common Stock;

(9)
“Redemption Date” means the date on or after April 1, 2018 which the Company may, subject to the notice requirements and certain call rights described herein, redeem the Exchangeable Shares then outstanding;

(10)
“Subsidiary” means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture, trust or other entity over which it exercises direction or control or which is in a like relation to a subsidiary;

(11)	“Transfer Agent” means American Stock Transfer & Trust Company, LLC;

(12)	“Merger Agreement” means the agreement to be entered into on or about April 5, 2015 among Premier, the Company, Dinoking Tech Inc., Daoping Bao and Nancy Brenner;

(13)	“NCM” means the market tier of the National Association of Securities Dealers Automated Quotation System referred to as the NASDAQ National Capital Market.

1.1.2 Ranking

The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends as and to the extent provided in 1.2 and with respect to the distribution of assets in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs as and to the extent provided in 1.4.

1.2            Dividends

1.2.1 Dividends

A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Premier Dividend Declaration Date, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend or distribution declared on the shares of Premier Common Stock, in an amount in cash for each Exchangeable Share as is equal to the Canadian Dollar Equivalent on the Premier Dividend Declaration Date of the cash dividend or distribution declared on each share of Premier Common Stock, (b) in the case of a stock dividend or distribution declared on the shares of Premier Common Stock, to be paid in Exchangeable Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of Premier Common Stock to be paid on each share of Premier Common Stock or (c) in the case of a dividend or distribution declared on the shares of Premier Common Stock to be paid in property other than cash or Premier Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors) the type and amount of property declared as a dividend or distribution on each share of Premier Common Stock. Such dividends shall be paid out of the assets of the Company properly applicable to the payment of dividends, or out of authorized but unissued shares or other securities of the Company.

1.2.2 Payment of Dividends

Cheques of the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends or distributions contemplated by Article 1.2.1 hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque in not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends or other distribution of Exchangeable Shares contemplated by Article 1.2.2 hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend or other distribution of Exchangeable Shares represented thereby. Such other type and amount of property in respect of any dividends or distributions contemplated by Article 1.2.3 hereof shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend or distribution represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend that is represented by a cheque that has not been duly presented to the Company’s bankers for payment of that otherwise remains unclaimed for a period of six years from the date on which such dividend or distribution was payable.

1.2.3 Record and Payment Dates

The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Exchangeable Shares under Article 1.2 hereof shall be the same as the record date and payment date, respectively, for the corresponding dividend or distribution declared on the shares of Premier Common Stock.

1.2.4 Partial Payment

If on any payment date for any dividends or distributions declared on the Exchangeable Shares under Article 1.2 hereof the dividends or distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends or distributions that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient money or other assets properly applicable to the payment of such dividends or distributions.

1.3            Certain Restrictions

So long as any of the Exchangeable Shares are outstanding, the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 1.8(2) hereof:

(1)	pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(2)	redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

(3)	redeem or purchase any other shares of the Company ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

(4)	issue any shares other than (a) Exchangeable Shares; (b) Common Shares, and (c) any other shares not ranking superior to the Exchangeable Shares.

1.4            Liquidation

1.4.1 Participation Upon Liquidation, Dissolution or Winding Up of the Company

(1)
Subject to applicable law and the due exercise by Premier of a Liquidation Call Right, in the event of the liquidation, dissolution or winding up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares (other than Premier or its Subsidiaries) shall be entitled to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding up (the “Liquidation Date”), before any distribution of any part of the assets of the Company among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Company causing to be delivered to such holder one share of Premier Common Stock, plus (b) the Dividend Amount, if any (collectively, the “Liquidation Amount”).

(2)
In the case of a distribution on Exchangeable Shares under this Article 1.4.1, on or promptly after the Liquidation Date, the Company shall cause to be delivered to the holders of the Exchangeable Shares (other than Premier or its Subsidiaries) the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Company may reasonably require, at the registered office of the Company or at any office as may be specified by the Company by notice to the holders of the Exchangeable Shares. Payment of the aggregate Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Company or at any office as may be specified by the Company by notice to the holders of Exchangeable Shares, certificates representing the aggregate number of shares of Premier Common Stock deliverable by the Company to such holder (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Company payable at par at any branch of the bankers of the Company in payment of the remaining portion, if any of the aggregate Liquidation Amount payable to such holder. On or before the Liquidation Date, the Company shall deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares

(other than Premier or its Subsidiaries) in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon such deposit being made, the rights of the holders of Exchangeable Shares as such shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions and any interest allowed on such deposit shall belong to the Company. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares (other than Exchangeable Shares held by Premier or its Subsidiaries) shall thereafter be considered and deemed for all purposes to be the holders of the shares of Premier Common Stock delivered to them.

(3)
After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares the total Liquidation Amount pursuant to this Article 1.4.1 , such holders shall not be entitled to share in any further distribution of the assets of the Company.

1.4.2 Liquidation Call Rights

(1)
In the event of a liquidation or insolvency of the Company, Premier will have an overriding right (a “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding up of the Company pursuant to Article 1.4.1 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares (other than Premier or its Subsidiaries) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Premier of an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one share of Premier Common Stock, plus (b) the Dividend Amount, if any (collectively, the “Liquidation Call Purchase Price”). In the event of the exercise of a Liquidation Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares (other than Premier or its Subsidiaries) held by such holder to Premier on the Liquidation Date on payment by Premier to the holder of the Liquidation Call Purchase Price for each such share.

(2)
For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Liquidation Call Right, Premier shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the total number of shares of Premier Common Stock deliverable by Premier (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Liquidation Call Purchase Price and a cheque in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price and any interest allowed on such deposit shall belong to Premier. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder’s proportionate part of the total Liquidation Call Purchase Price payable by Premier, upon presentation and surrender by the holder of Exchangeable Shares of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the shares of Premier Common

Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Premier shall deliver to such holder, a certificate representing the shares of Premier Common Stock to which such holder is entitled and a cheque in payment of the remaining portion, if any, of the holder’s proportionate part of the total Liquidation Call Purchase Price, and such delivery shall be deemed to be payment of and shall satisfy and discharge all liability for the Liquidation Call Purchase Price, unless such cheque is not paid on due presentation. If Premier does not exercise its Liquidation Call Right in the manner described above, on the Liquidation Date the holders of Exchangeable Shares shall be entitled to receive in exchange therefor the liquidation price otherwise payable by the Company in connection with the liquidation, dissolution or winding up of the Company pursuant to Article 1.4.1 hereof.

1.4.3 Automatic Exchange on Liquidation of Premier

(1)	The Company, on being duly notified by Premier, shall give the holders of Exchangeable Shares written notice of each of the following events (each a “Premier Liquidation Event”) at the time set forth below:

(a)
In the event of any determination by the board of directors of Premier to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Premier or to effect any other distribution of assets of Premier among its stockholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, winding up or other distribution; and

(b)
immediately, upon the earlier of (i) receipt by Premier of notice of and (ii) Premier otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of Premier or to effect any other distribution of assets of Premier among its stockholders for the purpose of winding up its affairs.

(2)	Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for shares of Premier Common Stock provided for in Article 1.4.3(4) below (the “Automatic Exchange Right”).

(3)	In order that the holders of Exchangeable Shares (other than Premier and its Subsidiaries) will be able to participate on a pro rata basis with the holders of Premier Common Stock in the distribution of assets of Premier in connection with a Premier Liquidation Event, on the fifth Business Day prior to the effective date (the “Premier Liquidation Event Effective Date”) of a Premier Liquidation Event all of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by Premier and its Subsidiaries) shall be automatically exchanged for shares of Premier Common Stock. To effect such automatic exchange, Premier shall purchase each Exchangeable Share outstanding on the fifth Business Day prior to the Premier Liquidation Event Effective Date and held by a holder of Exchangeable

Shares (other than Premier and its Subsidiaries), and each such holder shall sell the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a share of Premier Common Stock on the fifth Business Day prior to the Premier Liquidation Event Effective Date, which shall be satisfied in full by Premier delivering to such holder one share of Premier Common Stock, plus (b) the Dividend Amount, if any.

(4)	On the fifth Business Day prior to the Premier Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the foregoing automatic exchange of Exchangeable Shares for Premier Common Stock shall be deemed to have occurred, and each holder of Exchangeable Shares (other than Premier or its Subsidiaries) shall be deemed to have transferred to Premier all of such holder’s right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and Premier shall deliver or cause to be delivered to the Transfer Agent, for delivery to such holders, the certificates for the number of shares of Premier Common Stock deliverable upon the automatic exchange of Exchangeable Shares for Premier Common Stock (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance, security interest or adverse claim) and a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares and any interest on such deposit shall be issued to such holder. Concurrently with each such holder ceasing to be a holder of Exchangeable Shares, such holder shall be considered and deemed for all purposes to be the holder of the shares of Premier Common Stock delivered to it, or to the Transfer Agent on its behalf, pursuant to the automatic exchange of Exchangeable Shares for Premier Common Stock and the certificates held by such holder previously representing the Exchangeable Shares exchanged by such holder with Premier pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Premier Common Stock delivered to such holder by Premier pursuant to such automatic exchange. Upon the request of any such former holder of Exchangeable Shares and the surrender by such holder of Exchangeable Share certificates deemed to represent shares of Premier Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as Premier may reasonably require, the Transfer Agent shall deliver or cause to be delivered to such holder certificates representing the shares of Premier Common Stock of which such holder is the holder and a cheque in payment of the remaining portion, if any, of the purchase price.

1.5            Retraction at Option of Holder

1.5.1 Retraction at Option of Holder

(1)	Subject to applicable law and the due exercise by Premier of a Retraction Call Right, a holder of Exchangeable Shares shall be entitled at any time to require the Company to redeem, on the fifth Business Day after the date on which the Retraction Request is received by the Company (the “Retraction Date”), any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Company causing to be delivered to such holder one share of Premier Common Stock for each Exchangeable Share presented and surrendered by the holder, plus (b) the Dividend Amount, if any (collectively, the “Retraction Price”). To effect a redemption under this Article 1.5.1, the holder must present and surrender at the registered office of the Company or at any office as may be specified by the Company by notice to the holders of Exchangeable Shares the certificate representing the Exchangeable Shares that the holder desires to have the Company redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, together with a duly executed statement (the “Retraction Requested”) in the form of Schedule A hereto or in such other form as may be acceptable to the Company specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate (the “Retracted Shares”) redeemed by the Company.

(2)
In the case of a redemption of Exchangeable Shares under this Article 1.5.1, upon receipt by the Company or the Transfer Agent in the manner specified in Article 1.5.1(1) hereof of a certificate representing the number of Exchangeable Shares which the holder desires to have the Company redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Article 1.5.1(5), the Company shall redeem the Retracted Shares to be retracted effective at the close of business on the Retraction Date. On the Retraction Date, the Company shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, a certificate representing the number of shares of Premier Common Stock to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Price and a cheque of the Company payable at par at any branch of the bankers of the Company in payment of the remaining portion, if any, of the aggregate Retraction Price to which such holder is entitled and such delivery of such certificate and cheque on behalf of the Company by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price to the extent that the same is represented by such share certificates and cheque, unless such cheque is not paid on due presentation. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.

(3)
On and after the close of business on the Retraction Date, the holder of the Retracted Shares cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its aggregate Retraction Price for such Retracted Shares, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company shall thereafter be considered and deemed for all purposes to be a holder of the shares of Premier Common Stock delivered to such holder.

(4)
Notwithstanding any other provision of this Article 1.5.1, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and Premier has not exercised its Retraction Call Right with respect to the Retracted Shares, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least five Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law and more than one holder has delivered a Retraction Request, the Company shall redeem Retracted Shares in accordance with Article 1.5.1(2) on a pro rata basis and shall issue to each such holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Article 1.5.1(2) hereof. If the Retraction Request is not revoked by the holder in the manner specified in Article 1.5.1(5) and Premier has not exercised its Retraction Call Right in respect of any such Retracted Shares, an Insolvency Event shall, to the extent it has not theretofore occurred, be deemed thereupon to have occurred and the holder of any such Retracted Shares not redeemed by the Company pursuant to Article 1.5.1(2) as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have exercised its right to require Premier to purchase the unredeemed Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Premier to such holder of the Purchase Price for such Retracted Share.

(5)
A holder of Retracted Shares may, by notice in writing given by the holder to the Company before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void.

1.5.2 Retraction Call Rights

(1)	In the event that a holder of Exchangeable Shares delivers a Retraction Request pursuant to Article 1.5.1 and subject to the limitations set forth in Article 1.5.2(2), Premier shall have the overriding right (a “Retraction Call Right”), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Article 1.5.1 hereof, to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by Premier of an amount per share equal to the Retraction Price (the “Retraction Call Purchase Price”). In the event of the exercise of a Retraction Call Right, a holder of Exchangeable Shares who has delivered a Retraction Request shall be obligated to sell all the Retracted Shares to Premier on the Retraction Date on payment by Premier of an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to the Retraction Date, which shall be satisfied in full by Premier causing to be delivered to such holder one share of Premier Common Stock for each Exchangeable Share presented and surrendered by the holder, plus (b) the Dividend Amount, if any (collectively, the “Retraction Call Purchase Price”).

(2)
Upon receipt by the Company of a Retraction Request, the Company shall immediately notify Premier thereof. In order to exercise its Retraction Call Right, the Premier must notify the Company (a “Call Notice”) within five Business Days of notification to Premier by the Company of the receipt by the Company of the Retraction Request. If Premier so notifies the Company within such five Business Day period, the Company shall notify the holder as soon as possible thereafter as to the exercise of a Retraction Call Right. If Premier delivers a Call Notice within such five Business Day period and duly exercises its Retraction Call Right in accordance with this Article 1.5.2, the obligation of the Company to redeem the Retracted Shares shall terminate and, provided that the Retraction Requested is not revoked by the holder in the manner specified in Article 1.5.1(5), Premier shall purchase from such holder, and such holder shall sell to Premier on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price. For the purposes of completing a purchase pursuant to a Retraction Call Right, Premier shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing the number of shares of Premier Common Stock to which such holder is entitled and a cheque in the amount of the remaining portion, if any, of the aggregate Retraction Call Purchase Price to which such holder is entitled. Provided that the aggregate Retraction Call Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date. In the event that Premier does not deliver a Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Article 1.5.1(5), the Company shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in Article 1.5.1.

(3)
For the purpose of completing a purchase of Exchangeable Shares pursuant to the exercise of a Retraction Call Right, Premier shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, a certificate representing the number of shares of Premier Common Stock to which such holder is entitled (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) registered in the name of the holder or in such other name as the holder may request in payment of the Retraction Call Purchase Price and a cheque of Premier payable in Canadian dollars at any branch of the bankers of the Company in Canada in payment of the remaining portion, if any, of such aggregate Retraction Call Purchase Price and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the

Retraction Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation.

(4)
On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Retraction Call Purchase Price unless such presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Call Purchase Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by Premier shall thereafter be considered and deemed for all purposes to be a holder of the shares of Premier Common Stock delivered to such holder.

1.6          Redemption by the Company

1.6.1 Redemption by the Company

(1)
Subject to applicable law and the due exercise by Premier of a Redemption Call Right, the Company may redeem all of the then outstanding Exchangeable Shares (other than Premier or its Subsidiaries) on a Redemption Date designated by the Company for an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to such Redemption Date, which shall be satisfied in full by the Company causing to be delivered to such holder of Exchangeable Shares one share of Premier Common Stock for each Exchangeable Share held by such holder, plus (b) the Dividend Amount, if any (collectively, the “Redemption Price”). If Premier exercises a Redemption Call Right and less than all of the then outstanding Exchangeable Shares other than the Exchangeable Shares held by Premier or its Subsidiaries are purchased in accordance with Article 1.6.2, the remaining outstanding Exchangeable Shares (other than Exchangeable Shares held by Premier or its Subsidiaries) may continue to be redeemed by the Company pursuant to the provisions of this Article 1.6.1.

(2)
In case of a redemption of Exchangeable Shares under this Article 1.6.1, the Company shall, at least 90 days before the intended Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Company or the purchase by Premier under its Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, such Redemption Date and, if applicable, particulars of the Redemption Call Right.

(3)
On or after any Redemption Date and subject to the exercise by Premier of a Redemption Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Company or at any office as maybe specified by the Company in such notice of the certificates representing such Exchangeable

Shares, together with such other document and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require. Payment of the aggregate Redemption Price for Exchangeable Shares held by a holder shall be made by delivery to such holder, at the address of such holder recorded in the securities register of the Company or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice, of a certificate representing the aggregate number of shares of Premier Common Stock deliverable by the Company to such holder (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of the remaining portion, if any, of such aggregate Redemption Price. On and after any Redemption Date, the holders of the Exchangeable Shares called for redemption shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the aggregate Redemption Price deliverable to a holder for Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected until the aggregate Redemption Price deliverable to such holder has been paid in the manner hereinbefore provided. The Company shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and any interest allowed on such deposit shall belong to the Company. Provided that such total Redemption Price has been so deposited prior to any Redemption Date, on and after such Redemption Date, the Exchangeable Shares so called for redemption shall be redeemed and the rights of the holders thereof after such Redemption Date shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificate held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares so called for redemption shall thereafter be considered and deemed for all purposes to be holders of the shares of Premier Common Stock delivered to them.

1.6.2 Redemption Call Rights

(1)
Premier shall have the overriding right (a “Redemption Call Right”), notwithstanding the proposed redemption of the Exchangeable Shares by the Company pursuant to Article 1.6.1 hereof, to purchase from the holders of Exchangeable Shares (other than Premier and its Subsidiaries) on the last Business Day prior to the Redemption Date in respect of which the Redemption Call Right is exercised all but not less than all of the Exchangeable Shares that the Company proposes to redeem pursuant to Article 1.6.1, on payment by Premier of an amount per share equal to (a) the Current Market Price of a share of Premier Common Stock on the last Business Day prior to such Redemption Date, which shall be satisfied in full by causing to be delivered to such holder one share of Premier Common Stock plus (b) the Dividend Amount, if any (collectively, the “Redemption Call Purchase Price”). In the event of the exercise of a Redemption Call Right, each holder of Exchangeable Shares (other than Premier and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to Premier on the last Business Day prior to such Redemption Date on payment by Premier to such holder of the Redemption Call Purchase Price for each such share.

(2)	For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Redemption Call Right, Premier shall deposit with the Transfer Agent, on or before the last Business Day prior to the Redemption Date, certificates representing the total number of shares of Premier Common Stock deliverable by Premier (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim) in payment of the total Redemption Call Purchase Price and a cheque in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price and any interest allowed on such deposit shall belong to Premier. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the last Business Day prior to such Redemption Date the rights of each holder of Exchangeable Shares (other than Premier and its Subsidiaries) will be limited to receiving such holder’s proportionate part of the total Redemption Call Purchase Price payable by Premier upon presentation and surrender by such holder of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the last Business Day prior to such Redemption Date be considered and deemed for all purposes to be the holder of the shares of Premier Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares and such additional documents and instruments as the Transfer Agent and the Company may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Premier shall deliver to such holder, a certificate representing the shares of Premier Common Stock to which such holder is entitled and a cheque in payment of the remaining portion, if any, of the holder’s proportionate part of the total Redemption Call Purchase Price, and such delivery of such certificate and cheque on behalf of Premier by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Redemption Call Purchase Price to the extent that the same is represented by such share certificate and cheque, unless such cheque is not paid on due presentation.. If Premier does not exercise the Redemption Call Right in the manner described above, on the Redemption Date a holder of Exchangeable Shares shall be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of the exchangeable Shares pursuant to Article 1.6.1 hereof.

1.7            Voting Rights

Except as required by applicable law and the provisions of Articles 1.9, 1.10 and 1.11(2), the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company or to vote at any such meeting. The holders of the Exchangeable Shares shall be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business of the Company.

1.8            Amendment and Approval

(1)
The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

(2)
Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast in such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that while any Exchangeable Shares are outstanding and held by persons other than Premier and its Subsidiaries, such approval must be given also by the affirmative vote of holders of more than two-thirds of the Exchangeable Shares represented in person or by proxy at the meeting excluding Exchangeable Shares beneficially owned by Premier or any of its Subsidiaries. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

1.9            Reciprocal Changes, etc. in Respect of Premier Common Stock

Each holder of an Exchangeable Share acknowledges that pursuant to a support agreement to be entered into between Premier and the Company, Premier will not, except as provided therein, without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 1.8(2) hereof:

(1)	issue or distribute shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock) to the holders of all or substantially all of the then outstanding shares of Premier Common Stock by way of stock dividend or other distribution, other than an issue of shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock) to holders of shares of Premier Common Stock who exercise an option to receive dividends in shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Premier Common Stock) in lieu of receiving such dividends;

(2)
issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Premier Common Stock entitling them to subscribe for or to purchase shares of Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock);

(3)
issue or distribute to the holders of all or substantially all of the then outstanding shares of Premier Common Stock (a) shares or securities of Premier of any class other than Premier Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Premier Common Stock), (b) rights, options or warrants other than those referred to in Article 1.9(2) above, (c) evidences of indebtedness of Premier or (d) assets of Premier;

(4)
issue or distribute rights, options or warrants or other property to the holders of all or substantially all of the ten outstanding Premier Common Stock entitled them to subscribe for or to purchase Premier Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Premier Common Stock);

(5)	subdivide, redivide or change the then outstanding shares of Premier Common Stock into a greater number of shares of Premier Common Stock;

(6)	reduce, combine or consolidate or change the then outstanding shares of Premier Common Stock into a lesser number of shares of Premier Common Stock; or

(7)	reclassify or otherwise change the shares of Premier Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the Premier Common Stock,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

1.10 Legend

The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the provisions of the Merger Agreement (including the provisions with respect to the call rights and exchange rights thereunder).

1.11 Notices

(1)
Subject to applicable law, any notice, request or other communication to be given to the Company by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by fax or by delivery to the registered office of the Company and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, fax or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company.

(2)	Any presentation and surrender by a holder of Exchangeable Shares to the Company or to the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Company or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Company or to such office of the Transfer Agent as may be specified by the Company, in each case addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

(3)
Subject to applicable law, any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Company, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.

1.12 Other Matters

(1)
The Company and the Transfer Agent shall be entitled to deduct and withhold from any consideration deliverable or otherwise payable to any person pursuant to these Articles such amount as is required to be deducted or withheld (and remitted to a governmental entity) with respect to such payment under the Income Tax Act (Canada) or any provision of other comparable law, provided however that if such deduction or withholding obligation may be reduced or eliminated by any applicable taxation treaty, convention or applicable law, the Company and the Transfer Agent, together with any relevant holder of Exchangeable Shares may take reasonable and permitted steps to obtain such reduction or elimination of that obligation. To the extent that such amount is so withheld or deducted and remitted to the applicable governmental entity, such withheld or deducted amounts shall be treated for all purposes of these Articles as having been paid to such person as the remainder of the payment in respect of which such deduction and withholding were made. To the extent that the amount so required to be deducted or withheld from any payment to a person exceeds the cash portion of the consideration otherwise payable to such person, the Company or the Transfer Agent, as the case may be, are hereby authorized to sell or otherwise dispose, on behalf of such person thereof, of such portion of the consideration as is necessary to provide sufficient funds to the Company or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement, and the Company or the Transfer Agent shall notify such person thereof and remit any unapplied balance of the net proceeds of such sale.

(2)
No fractional shares (or certificates representing same) shall be issued pursuant to these Articles and all fractional shares otherwise issuable shall be rounded down to the nearest number of whole shares, with no compensation payable in respect of such fractional shares.

SCHEDULE A

NOTICE OF RETRACTION
To Premier Exhibitions, Inc.
c/o American Stock Transfer & Trust Company, LLC

This notice is given pursuant to Article 5 of the provisions (the “Exchangeable Share Provisions”) attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Exchangeable Share Provisions have the meanings ascribed to such words and expressions in such Exchangeable Share Provisions.

The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem on the Retraction Date (being the fifth Business Day after the date upon which this notice is received by the Company) in accordance with Article 5 of the Exchangeable Share Provisions:

[ ]	all share(s) represented by this certificate; or

[ ]	share(s) only.

The undersigned acknowledges the Retraction Call Right of Premier, to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Premier in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Article 1.5 of the Exchangeable Share Provisions. If Premier determines not to exercise its Retraction Call Right, the Company will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Premier, may be revoked and withdrawn by the undersigned by notice in writing given to the Company at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency requirements or other provisions of applicable law, the Company is unable to redeem all Retracted Shares an Insolvency Event shall, to the extent it shall not theretofore have occurred, be deemed thereupon to have occurred, and the undersigned will be deemed to have exercised an exchange right so as to require Premier to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Company and Premier that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Company, Premier, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

[ ]	Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Restricted Shares are to be held for pick-up by the shareholder at the principal transfer office of Transfer Agent in [ ], failing which the Securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

NOTE:
This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Company may require, must be deposited with the Transfer Agent. The securities and any cheque resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Company and the securities and a cheque resulting from such retraction or purchase will be delivered to such shareholder as indicated above, provided the form appearing immediately below is duly completed, all exigible transfer taxes are paid and the signature of the registered holder is guaranteed by a Canadian chartered bank or trust company, member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (STAMP) Program.

Name of Person In Whose Name Securities and Cheque Are To Be Registered, Issued or Delivered (please print)

Street Address or P.O. Box	Signature of Registered Holder

City - Province	Signature Guaranteed by

NOTE:
If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Company will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

Annex E

FORM OF SUPPORT AGREEMENT

THIS AGREEMENT made as of the ___ day of ___________, 2015 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), between Premier Exhibitions, Inc., a company existing under the laws of the State of Florida (the “Parent”) and 1032403 B.C. Ltd. a corporation existing under the laws of British Columbia (the “Corporation”).

WHEREAS pursuant to a merger agreement (the “Merger Agreement”) made as of April 2, 2015 among Parent, the Corporation, Dinoking Tech Inc. (“DK”), Daoping Bao (“Bao”) and/or Nancy Brenner (“Brenner”), the Corporation is to issue Exchangeable Shares to Bao and Brenner to the extent that, pursuant to the Merger Agreement, either or both of them elect to receive Exchangeable Shares;

AND WHEREAS the Articles of the Corporation set forth the special rights and restrictions (the “Exchangeable Share Provisions”) attaching to the Exchangeable Shares;

AND WHEREAS, the Parent and the Corporation desire to make appropriate provision and to establish a procedure whereby Parent shall take certain actions and make certain payments and deliveries necessary to ensure that the Corporation will be able to make certain payments and, in certain situations, to deliver or cause to be delivered common shares of the Parent (the “Parent Shares”) in satisfaction of the obligations of the Corporation under the Exchangeable Share Provisions;

NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

ARTICLE 1 - DEFINITIONS AND INTERPRETATION

1.1
Definitions.  Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the Exchangeable Share Provisions or the Merger Agreement unless the context requires otherwise.

1.2
Headings.  The division of this Agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3	Number, Gender, etc. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4	Date for Any Action. If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

ARTICLE 2 - COVENANTS OF PARENT

2.1
Covenants of Parent Regarding Exchangeable Shares not owned by Parent or its Subsidiaries.  So long as any Exchangeable Shares, other than those that are held by Parent or its Subsidiaries, are outstanding Parent shall:

(a)
take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable Law, to perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Corporation, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered Parent Shares to the holders of Exchangeable Shares, as required by the provisions of Article 28.4 of the Exchangeable Share Provisions;

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(b)
take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable Law, to perform its obligations with respect to the satisfaction of the Retraction Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered Parent Shares to the holders of Exchangeable Shares, as required by the provisions of Article 28.5 of the Exchangeable Share Provisions;

(c)
take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable Law, to perform its obligations with respect to the satisfaction of the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered Parent Shares to the holders of Exchangeable Shares, as required by the provisions of Article 28.6 of the Exchangeable Share Provisions;

(d)
not exercise its vote as a shareholder of the Corporation, nor allow any direct or indirect Subsidiary of the Parent to exercise its own vote as a shareholder of the Corporation, to initiate the voluntary liquidation, dissolution or winding-up of the Corporation nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Corporation;

(e)	not declare or pay any dividend on Parent Shares unless the Corporation will and can declare an equivalent dividend on the Exchangeable Shares; and

(f)
advise the Corporation sufficiently in advance of the declaration by Parent of a dividend or of Parent’s intent to declare any dividend on the Parent Shares and take all such other actions as are reasonably necessary, in co‑operation with the Corporation, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the Parent Shares.

2.2
Provision of Funds.  Parent shall, so long as any Exchangeable Shares, other than those that are held by Parent or its Subsidiaries, are outstanding:  (a) provide the Corporation with sufficient funds, assets or other property as is necessary to enable the Corporation to pay or otherwise satisfy its obligations under the Exchangeable Share Provisions; and (b) cause the Corporation to deposit such funds in a separate account of the Corporation, and segregate such assets and property, and use such funds, assets and property solely to satisfy the Corporation’s obligations under the Exchangeable Share Provisions for the benefit of holders from time to time of the Exchangeable Shares.

2.3
Reservation of Parent Shares.  Parent hereby represents, warrants and covenants that it has reserved for issuance and shall at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Parent Shares (or other securities into which the Parent Shares may be reclassified or changed as contemplated by the Exchangeable Share Provisions) (a) as is equal to the number of Exchangeable Shares issued and outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit Parent to meet its obligations under the Exchangeable Share Provisions and under any other security or commitment pursuant to which Parent may now or hereafter be required to issue Parent Shares.

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2.4
Notification of Certain Events.  In order to assist Parent to comply with its obligations under this Agreement and the Exchangeable Share Provisions, the Corporation shall give Parent notice immediately upon the occurrence of each of the following events at the time set forth below:

(a)
upon the earlier of (i) receipt by the Corporation of notice of, and (ii) the Corporation otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(b)	upon the Corporation determining that it will exercise its rights of redemption pursuant to 28.6 of the Share Provisions; or

(c)	upon receipt by the Corporation of a Retraction Request delivered by a holder of Exchangeable Shares.

2.5
Delivery of Parent Shares.  In furtherance of its obligations hereunder, upon notice of any event which requires the Corporation to cause to be delivered Parent Shares to any holder of Exchangeable Shares, Parent shall forthwith issue and deliver the requisite number of Parent Shares to the Transfer Agent for delivery to or to the order of the former holder of the surrendered Exchangeable Shares, as the Corporation shall direct.  All such Parent Shares shall, when issued and delivered against the surrender of the applicable surrender documents, be duly issued, fully paid and non-assessable, and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim.

2.6
Tender Offers, Etc.  In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction (which for this purpose is deemed to include the sale of Parent’s business) with respect to Parent Shares (an “Offer”) is proposed by Parent or is proposed to Parent or its shareholders and is recommended by the Board of Directors of Parent, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Parent, while any Exchangeable Shares, other than those that are held by Parent or its Subsidiaries, are outstanding, Parent shall use all commercially reasonable efforts in good faith to take all such actions and do all such things as are necessary and reasonably within its power to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Parent Shares, without discrimination.  Parent may discharge this obligation by using its best efforts to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Corporation, or ensuring that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer.

2.7
Ownership of Outstanding Shares.  Without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 28.8(2) of the Exchangeable Share Provisions, while any Exchangeable Shares, other than those that are held by Parent or its Subsidiaries, are outstanding, Parent, or any successor of Parent by way of merger, consolidation or purchase of all or substantially all of the assets of Parent, shall be and shall remain the direct or indirect beneficial owner of all issued and outstanding shares in the capital of Corporation and all outstanding securities of the Corporation carrying or otherwise entitled to voting rights in any circumstances, in each case other than the Exchangeable Shares.

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2.8
Due Performance.  Parent shall duly and timely perform all of its obligations provided for in the Exchangeable Share Provisions, including any obligations that may arise upon the exercise of Parent’s rights under the Exchangeable Share Provisions.

2.9
Notice of Certain Events.  If Parent shall cause the reclassification or other change of the Parent Shares or the consummation of an amalgamation, merger, reorganization or other transaction affecting the Parent Shares, while any Exchangeable Shares, other than those that are held by Parent or its Subsidiaries, are outstanding, then Parent will ensure that the record date for any such event or, if no record date is applicable for the event, the effective date for that event, is not less than five (5) Business Days after the date on which that event is declared or announced by Parent (with contemporaneous notification by Parent to the Corporation).

2.10
Parent and Subsidiaries Not to Vote Exchangeable Shares.  Parent covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its Subsidiaries for the purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each meeting.  While any Exchangeable Shares, other than those that are held by Parent or its Subsidiaries, are outstanding, Parent further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Business Corporations Act (British Columbia) (or any successor or other corporate statute by which the Corporation may in the future be governed) with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

2.11	So long as any Exchangeable Shares not owned by Parent or its Subsidiaries are outstanding:

(a)	Parent will not without prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with the Exchangeable Share Provisions:

(i)
issue or distribute Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) to the holders of all or substantially all of the then outstanding Parent Shares by way of stock dividend or other distribution, other than an issue of Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) to holders of Parent Shares who exercise an option to receive dividends in Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares) in lieu of receiving cash dividends; or

(ii)
issue or distribute rights, options or warrants or other property to the holders of all or substantially all of the then outstanding Parent Shares entitling them to subscribe for or to purchase Parent Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Shares);

unless the economic equivalent on a per share basis of such rights, options, securities, shares, or other property is issued or distributed simultaneously to holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Parent in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Merger Agreement (including, for greater certainty, any transactions involving the assumption and amendment of the Pentwater Loan); and

4

(b)
Parent will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Article 28.8(2) of the Exchangeable Share Provisions:

(i)	subdivide, redivide or change the then outstanding Parent Shares into a greater number of Parent Shares;

(ii)	reduce, combine, consolidate or change the then outstanding Parent Shares into a lesser number of Parent Shares; or

(iii)	reclassify or otherwise change Parent Shares or effect an amalgamation, merger, reorganization or other transaction affecting Parent Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

And in all such events described in this Section 2.11, Parent and the Corporation shall, in rendering a fully informed decision, take into account the general taxation consequences of the relevant event to holders of Exchangeable Shares in particular to the extent that such consequences may differ from the taxation consequences to holders of Parent Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares) and shall take steps to ensure that, if commercially reasonable, whatever action is undertaken to protect the rights of the holders of Exchangeable Shares does not have a material adverse Canadian tax consequence to such holders.

ARTICLE 3 - GENERAL

3.1
Term.  This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than Parent and its Subsidiaries.

3.2
Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

3.3
Amendments, Modifications, Etc.  This Agreement may not be amended or modified except by an agreement in writing executed by the Corporation and Parent and approved by the holders of the Exchangeable Shares in accordance with Article 28.8(2) of the Exchangeable Share Provisions.

3.4
Permitted Amendments.  Notwithstanding the provisions of Section 3.3, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

(a)	adding to the covenants of any of the parties for the protection of the holders of the Exchangeable Shares; or

5

(b)
making such changes or corrections which, on the advice of counsel to the Corporation or Parent, such advice being reviewed and agreed to by counsel to the holders of Exchangeable Shares, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake of manifest error, provided that such counsel and the Boards of Directors of each of the Corporation and Parent shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of Exchangeable Shares.

3.5
Meeting to Consider Amendments.  The Corporation, at the request of Parent, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 3.3 hereof.  Any such meeting or meetings shall be called and held in accordance with the articles of the Corporation, the Exchangeable Share Provisions and all applicable laws.

3.6
Amendments Only in Writing.  No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by the parties hereto.

3.7	Successor and Assigns. This Agreement shall be for the benefit of and be binding upon the parties hereto and their respective successors and assigns.

3.8
Notices to Parties.  All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by email to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

if to Parent or the Corporation at:

Premier Exhibitions, Inc.
Suite 900, 3340 Peachtree Road N.E.
Atlanta, Georgia  30326
USA

Attention:	Chief Executive Officer
Facsimile:	(404) 842 2626
Email:	ssw2660@comcast.net

with a copy to:

Thompson Hine LLP (Cleveland)
3900 Key Center
127 Public Square
Cleveland, Ohio  44114-1291
USA

Attention:	Derek Bork
Facsimile:	(216) 566 5800
Email:	Derek.Bork@ThompsonHine.com

and with a copy to:

Gowling Lafleur Henderson LLP
550 Burrard Street
Suite 2300

6

Bentall 5
Vancouver, British Columbia V6C 2B5
Canada

Attention:	Cyndi Laval
Facsimile:	(604) 443 5629
Email:	cyndi.laval@gowlings.com

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by email shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

3.9
Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.  Parent agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints the Corporation at its registered office in the Province of British Columbia as Parent’s attorney for service of process.

[The rest of this page is intentionally left blank.]

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3.10
Counterparts.  This Agreement may be executed in one or more electronic counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Premier Exhibitions, Inc.

By:
Name:
Title:

1032403 B.C. Ltd.

By:
Name:
Title:

[SIGNATURE PAGE TO SUPPORT AGREEMENT DATED ___________]
8

Annex F

PREMIER EXHIBITIONS, INC.

AND

DAOPING BAO

AND

NANCY BRENNER

SUCCESS PAYMENT AGREEMENT

April 2, 2015

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia
 V6C 3R8

SUCCESS PAYMENT AGREEMENT

MEMORANDUM OF AGREEMENT made as of the 2nd day of April, 2015.

AMONG:

PREMIER EXHIBITIONS, INC., a corporation existing under the laws of the State of Florida

(“Premier”)

AND:

DAOPING BAO, businessperson residing in Surrey, British Columbia

(“Bao”)

AND:

NANCY BRENNER, businessperson residing in Surrey, British Columbia

(“Brenner” and collectively with Bao, the “DK Shareholders” and collectively with Premier the “Parties”)

WHEREAS each of Premier, Bao, Brenner, Dinoking Tech Inc. (“DK”) and 1032403 B.C. Ltd. (“ExchangeCo”), immediately before the entering into of this agreement, entered into a Merger Agreement dated April 2, 2015 (the “ Merger Agreement”) under which ExchangeCo acquired all of the securities of DK;

WHEREAS under the Merger Agreement the DK Shareholders sold their respective shares of DK to ExchangeCo in exchange for Premier Shares and/or Exchangeable Shares exchangeable for Premier Shares;

WHEREAS each of the DK Shareholders and Premier has agreed that DK has been working to obtain rights in respect of certain potential future assets which have value (the “Future Rights”);

WHEREAS the DK Shareholders will continue to work to obtain such Future Rights;

WHEREAS if obtained after the date of Closing (as defined below), the value of such Future Rights will be for the benefit of the Premier corporate group;

WHEREAS each of the DK Shareholders and Premier has agreed that the value of the Future Rights, if obtained, is equal to $8,562,714 (the “Value”), which is more particularly as follows:

$4,281,357 representing 50% of the Value (the “Cedar Fair Value”)

$1,712,543 representing 20% of the Value (the “Macau Signing Value”)

$2,568,814 representing 30% of the Value (the “Macau Opening Value”)

WHEREAS the Value has been calculated as the difference between $14,990,272 million and the number of Premier Shares and/or Exchangeable Shares issued or issuable to the DK Shareholders under the Merger Agreement multiplied by $4.48;

WHEREAS Premier has agreed that if as of the Closing (as defined below), the Future Rights have been obtained by DK or a subsidiary of DK, it is appropriate for there to be an increase in either or both of the Exchangeco Exchange Ratio or the Premier Exchange Ratio under the Merger Agreement, such that the DK Shareholders will receive a greater number of Premier Shares or Exchangeable Shares (as the case may be) in exchange for their DK Shares based on the Exchange Ratio Adjustment Formula; and

WHEREAS Premier has agreed that if and when, after Closing (as defined below), the Future Rights are obtained by the Premier corporate group, the DK Shareholders should be compensated therefor in the amount of the Cedar Fair Signing Value if a Cedar Fair Triggering Event (as defined below) occurs on or after Closing, in the amount of the Macau Signing Value if a Macau Signing Triggering Event (as defined below) occurs on or after Closing, and/or in the amount of the Macau Opening Value if a Macau Opening Triggering Event (as defined below) occurs on or after Closing.

THIS AGREEMENT WITNESSETH THAT in consideration of the respective covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each Party), the Parties hereby covenant and agree as follows:

1.0            INTERPRETATION

1.1            Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings respectively:

“Business Day” means any day on which commercial banks are open for business in Vancouver, British Columbia and Atlanta, Georgia and other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the laws of the Province of British Columbia or the federal laws of Canada, or in Atlanta, Georgia under the laws of the State of Georgia or the federal laws of the United States of America.

“Cedar Fair Agreement” means any new agreement or any agreement relating to the replacement, amendment, restatement, renewal or extension of that certain agreement between DK and Cedar Fair, L.P.

“Cedar Fair Triggering Event” the execution of the Cedar Fair Agreement by DK or a subsidiary of DK and Cedar Fair, L. P.

“Closing” means the effective time on the date upon which the transactions contemplated in the Merger Agreement occur;

“DK Shareholder Percentage”

i.	in respect of Bao means 87.5%; and

ii.	in respect of Brenner means12.5%,

in each case, of each and every amount payable by Premier hereunder.

“DK Shareholders” has the meaning set out above.

“Macau Agreement” means a proposed joint venture agreement among a newly formed subsidiary of DK, and a subsidiary of Macau Legend Development Limited relating to the cultural, exhibition and entertainment business activities and related operational and management matters, including a proposed dinosaur exhibition project.

“Macau Signing Triggering Event” means the execution of the Macau Agreement by DK, or a newly formed subsidiary of DK, and a subsidiary of Macau Legend Development Limited

“Macau Opening” means the opening of the business under the Macau Agreement.

“Macau Opening Triggering Event” means the opening of a Macau exhibit pursuant to the Macau Agreement.

All other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

1.2            Interpretation Not Affected by Headings, etc.

The division of this Agreement into sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references in this Agreement to a “Section” followed by a number and/or a letter refer to the specified section of this Agreement, and all references in this Agreement to an Appendix or Exhibit followed by a letter refer to the specified Appendix or Exhibit to this Agreement. Unless otherwise indicated, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and “hereby” and similar expressions refer to this Agreement (including the Appendices and Exhibits hereto), as amended or supplemented from time to time pursuant to the applicable provisions hereof, and not to any particular section or other portion hereof.

1.3            Currency

Unless otherwise indicated, all sums of money referred to in this Agreement are expressed in lawful money of the United States of America.

1.4            Number, etc.

Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.

1.5            Date For Any Action

In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.6            Entire Agreement

This Agreement and the agreements and other documents referred to herein constitute the entire agreement between the Parties with respect to the payment of the Value, and other transactions contemplated hereby and supersede all other prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect thereto.

1.7            Construction

In this Agreement, unless otherwise indicated:

(a)
the words “include”, “including” or “in particular”, when following any general term or statement, shall not be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as permitting the general term or statement to refer to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

(b)
a reference to a statute means that statute, as amended and in effect as of the date of this Agreement, and includes each and every regulation and rule made thereunder and in effect as of the date hereof;

(c)
a reference to an “approval”, “authorization”, “consent”, “designation”, “notice” or “agreement” means an approval, authorization, consent, designation, notice or agreement, as the case may be, in writing, signed by an authorized representative of the party or parties thereto;

(d)
the phrase “ordinary course of business”, or any variation thereof, of any person refers to the business of such person, carried on in the regular and ordinary course including commercially reasonable and businesslike actions that are in the regular and ordinary course of business for such person consistent with the past practices of such person;

(e)	where a word, term or phrase is defined, its derivatives or other grammatical forms have a corresponding meaning; and

(f)	time is of the essence.

2.0            TRIGGERING EVENTS AND PAYMENTS

2.1            Cedar Fair Agreement

2.1.1            If a Cedar Fair Trigger Event occurs after Closing that shall trigger a right to payment on the part of the DK Shareholders. Premier shall within two (2) business days after the date on which a notice is delivered by the DK Shareholder electing at its option to obtain the Cedar Fair Value in Premier Shares or cash, as elected, which date must not be prior to the date of the Cedar Fair Triggering Event:

(a)
if so elected, allot and issue to the DK Shareholder who so elects their respective DK Shareholder Percentage of that number of Premier Shares (on a fully paid and non-assessable basis) equal to the quotient obtained by dividing the Cedar Fair Value by (i) the lower of $5.15 and (ii) the VWAP of the Premier Shares for the 60 day period ending immediately prior to the date of the Cedar Fair Triggering Event; or

(b)
if so elected, deliver to the DK Shareholder who so elects into such account or to such payee as such DK Shareholder has specified in the notification, in certified funds or by wire transfer, their respective DK Shareholder Percentage of $4,281,357, being the Cedar Fair Value, provided, however if the total gross revenue value of the Cedar Fair Agreement is less than $3 million then no payment or share issuance will be owed to the DK Shareholders pursuant to this Section 2.1.1.

2.2            Macau Agreement

2.2.1            If a Macau Signing Triggering Event occurs after Closing that shall trigger a right to payment on the part of the DK Shareholders. Premier shall within two (2) business days after the date on which a notice is delivered by the DK Shareholder electing at its option to obtain the Macau Signing Value in Premier Shares or cash, as elected, which date must not be prior to the date of the Macau Signing Triggering Event:

(a)	if so elected, allot and issue to the DK Shareholder who so elects their respective DK Shareholder Percentage of that number of Premier Shares (on a fully paid and non-assessable basis) equal to the quotient obtained by dividing the Macau Signing Value by

(i) the lower of $8.96 and (ii) the VWAP of the Premier Shares for the 60 day period ending immediately prior to the date of the Macau Signing Triggering Event; or

(b)	if so elected, deliver to the DK Shareholder who so elects into such account or to such payee as such DK Shareholder has specified in the notification, in certified funds or by wire transfer, their respective DK Shareholder Percentage of $1,712,543, being the Macau Signing Value.

2.2.2 If a Macau Opening Triggering Event occurs after Closing that shall trigger a right to payment on the part of the DK Shareholders. Premier shall within two (2) business days after the date on which a notice is delivered by the DK Shareholder electing at its option to obtain the Macau Opening Value in Premier Shares or cash, as elected, which date must not be prior to the date of the Macau Opening Triggering Event:

(a)
if so elected, allot and issue to the DK Shareholder who so elects their respective DK Shareholder Percentage of that number of Premier Shares (on a fully paid and non-assessable basis) equal to the quotient obtained by dividing the Macau Opening Value by (i) the lower of $8.96 and (ii) the VWAP of the Premier Shares for the 60 day period ending immediately prior to the date of the Macau Opening Triggering Event; or

(b)
if so elected, deliver to the DK Shareholder who so elects into such account or to such payee as such DK Shareholder has specified in the notification, in certified funds or by wire transfer, their respective DK Shareholder Percentage $2,568,814 being the Macau Opening Value, provided however, if the Macau Opening occurs later than June 30, 2018 then no payment or share issuance will be owed to DK Shareholders pursuant to this Section 2.2.2.

2.3            Registration of Shares

2.3.1            Premier shall register the Premier Shares (if any) issued under this Section 2.0,

(a)	in respect of Bao, Daoping Bao;

(b)	in respect of Brenner, Nancy Brenner.

3.0            GENERAL

3.1            Notices

All notices and other communications which may or are required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be deemed to be validly given if served personally or by telecopy, in each case addressed to the particular Party at:

(a)	If to Premier:

Premier Exhibitions, Inc.
Suite 900, 3340 Peachtree Road N.E.
Atlanta, Georgia 30326
USA

Attention:	Chief Executive Officer
Facsimile:	(404) 842-2626

with a copy to:

Thompson Hine LLP (Cleveland)
3900 Key Center
127 Public Square
Cleveland, Ohio 44114-1291
USA

Attention:	Derek Bork
Facsimile:	(216) 566-5800

(b)	If to Bao:

5790 126A Street
Surrey, British Columbia V6W 1K9
Canada

Attention:	Daoping Bao
Facsimile:	(604) 277-1617

with a copy to:

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8 Canada

Attention:	Catherine Wade
Facsimile:	(604) 683-5214

(c)	If to Brenner:

18 - 1828 Lilac Drive
Surrey, British Columbia V4A 5C9
Canada

Attention:	Nancy Brenner
Facsimile:	(604) 277-1617

with a copy to:

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8
 Canada

Attention:	Catherine Wade
Facsimile:	(604) 683-5214

or at such other address of which any Party may, from time to time, advise the other Parties by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery or telecopying thereof.

3.2            Assignment

Each of the DK Shareholders may assign its rights or obligations under this Agreement with the consent of Premier, such consent not to be unreasonably withheld, delayed or conditioned. Premier may not, without the prior written consent of each of the DK Shareholders (which consent may be arbitrarily withheld) assign its rights or obligations under this Agreement.

3.3            Binding Effect

This Agreement and the Arrangement shall be binding upon and shall enure to the benefit of the Parties and their respective successors.

3.4            Waiver and Modification

The DK Shareholders and Premier may waive or consent to the modification of the provisions hereof, in whole or in part, and may waive or consent to the modification of any of the covenants herein contained for their respective benefit or waiver or consent to the modification of any of the obligations of the other Parties. Any waiver or consent to the modification of any of the provisions of this Agreement, to be effective, must be in writing executed by the Party granting such waiver or consent.

3.5            Further Assurances

Each Party shall, from time to time, and at all times hereafter, at the request of the other Parties, but without further consideration, do all such further acts and things and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

3.6            Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

3.7            Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall in such event negotiate in good faith to modify the Agreement to preserve each Party’s anticipated benefits under this Agreement.

3.8            Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first written above.

PREMIER EXHIBITIONS, INC.

By:	/s/ Mark A. Sellers
Authorized Signatory

Signed in the presence of:	)
)
/s/ witness	)	/s/ Daoping Bao
Witness	)	DAOPING BAO

Signed in the presence of:	)
)
/s/ witness	)	/s/ Nancy Brenner
Witness	)	NANCY BRENNER

Annex G-1

SHAREHOLDER VOTING AGREEMENT

This SHAREHOLDER VOTING AGREEMENT (this “Agreement”), dated as of April 2, 2015, is entered into by and between the undersigned shareholder (“Shareholder”) of Premier Exhibitions, Inc., a Florida corporation (the “Company”), and Dinoking Tech, Inc., a company existing under the laws of the Province of British Columbia (“DK”).

A.            Contemporaneously with the execution of this Agreement, DK, the Company, 1032403 B.C. LTD., a company existing under the laws of the Province of British Columbia (“Exchangeco”), Daoping Bao, a businessperson residing in Richmond, British Columbia (“Bao”), and Nancy Brenner, a businessperson residing in Delta, British Columbia (“Brenner”), are entering into a Merger Agreement, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), providing, among other things, the acquisition of DK by the Company through the transfer and sale to the Company by the shareholders of DK of all the issued and outstanding capital stock of DK (as the same may be amended or modified after the date hereof, the “Merger”).

B.            As a condition of and inducement to DK’s willingness to enter into the Merger Agreement, DK has required that Shareholder enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                  Certain Definitions.

For the purposes of this Agreement, the following terms shall have the respective meanings ascribed to them in this Section 1.

“Acquisition Proposal” has the meaning set forth in the Merger Agreement.

“Additional Owned Shares” means all Shares and any other Equity Interests in the Company which are beneficially owned by Shareholder or any of its Affiliates and are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement.

“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Business Day” has the meaning set forth in the Merger Agreement.

“Change of Recommendation” means the approval by the Company’s board of directors of a Superior Proposal in strict conformance with the Merger Agreement.

“Company” has the meaning assigned thereto in the recitals hereof.

“Company Shareholders Meeting” has the meaning assigned thereto in Section 2 hereof.

“Covered Shares” means the Owned Shares and Additional Owned Shares.

“Disclosed Owned Securities” has the meaning assigned thereto in Section 5(a) hereof.

“Encumbrances” has the meaning assigned thereto in Section 5(a) hereof.

“Effective Time” has the meaning set forth in the Merger Agreement.

1

“Equity Interest” means (i) any Share, (ii) any other share, capital stock, partnership, limited liability company, membership or similar interest in any Person and (iii) any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable with respect thereto or therefor.

“Exchange Act” has the meaning set forth in the Merger Agreement. “FBCA”

means the Florida Business Corporations Act, as amended. “Governmental

Entity” has the meaning set forth in the Merger Agreement. “Merger

Agreement” has the meaning assigned thereto in the recitals hereof.

“Owned Shares” means all Shares and any other Equity Interests in the Company which are beneficially owned by Shareholder or any of its Affiliates as of the date hereof.

“Person” has the meaning set forth in the Merger Agreement.

“Premier Shareholders’ Resolution” has the meaning set forth in the Merger Agreement.

“Representatives” has the meaning assigned thereto in Section 3(b) hereof.

“Shares” means the Premier Shares as such term is defined in the Merger Agreement.

“Subsidiary” has the meaning set forth in the Merger Agreement.

“Superior Proposal” has the meaning set forth in the Merger Agreement.

“Takeover Law” means Sections 607.0901 and 607.0902 of the FBCA.

“Term” has the meaning assigned thereto in Section 6 hereof.

“Transactions” means the Merger and the other transactions contemplated by the Merger Agreement.

“Transfer” means, with respect to an Equity Interest, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Equity Interest or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

2.                  Shareholder Vote.

(a)            Voting Agreement. At any meeting of the shareholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of the Company is sought as to a matter described in any of clauses (i) – (vii) below (each, a “Company Shareholders Meeting”), Shareholder shall, and shall cause the holder of record of any Covered Shares to, (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares:

(i)          in favor of adopting the Premier Shareholders’ Resolution;

(ii)          in favor of any adjournment or postponement recommended by the Company or requested by DK pursuant to the Merger Agreement with respect to any shareholder meeting with respect to the Premier Shareholders’ Resolution;

2

(iii)          against any Acquisition Proposal or any proposal relating to an Acquisition Proposal;

(iv)          against any consolidation, combination, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, in each case other than in furtherance of approving the Transactions with DK contemplated the Merger Agreement;

(v)          against any change in the business, management or Board of Directors of the Company other than in furtherance of the Transactions with DK contemplated the Merger Agreement;

(vi)          against any proposal, action or agreement that would reasonably be expected to (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (2) result in a breach of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (3) could reasonably be expected to result in any of the conditions set forth in the Merger Agreement not being fulfilled or (4) except as expressly contemplated by the Merger Agreement, change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company; and

(vii)          Shareholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (i) – (vi).

(b)            Relief from Certain Obligations. In the event that a Change of Recommendation which does not result from a material breach of any provision the Merger Agreement occurs in favor of a Superior Proposal then, notwithstanding anything to the contrary contained in this Agreement, Shareholder shall, upon delivery of written notice to DK, be relieved of its obligations under this Section 2 of this Agreement with respect to the Covered Shares; provided that if at any time thereafter such proposal shall cease to constitute a Superior Proposal under the Merger Agreement, the obligations of Shareholder as to the Covered Shares under this Section 2 shall, without the requirement of any action by a party hereto, then and thereafter again become binding with respect to the Covered Shares.

(c)            Irrevocable Proxy.

(i)          Shareholder hereby (A) irrevocably grants to, and appoints, DK, and any Person designated in writing by DK, and each of them individually, Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of Section 2(a) hereof and (B) revokes any and all proxies heretofore given in respect of the Covered Shares.

(ii)          The attorneys-in-fact and proxies named above are hereby authorized and empowered by Shareholder at any time during the Term to act as Shareholder’s attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of Shareholder with respect to the Covered Shares (including the power to execute and deliver written consents), at every Company Shareholders Meeting and in every written consent in lieu of such a meeting in accordance with the terms of Section 2(a) hereof.

(iii)          Shareholder hereby represents to DK that any proxies heretofore given in respect of the Covered Shares are not irrevocable and that any such proxies are hereby revoked, and Shareholder agrees to promptly notify the Company of such revocation. Shareholder hereby affirms that the irrevocable proxy granted herein is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy granted herein is coupled with an interest and may under no circumstances be revoked. Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 607.0722 of the FBCA. If for any reason the proxy granted herein is not irrevocable, Shareholder agrees to vote the Covered Shares and take such other required actions in accordance with Section 2(a) hereof.

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(iv)            During any period of time in which Shareholder is relieved of its obligations with respect to the Covered Shares in accordance with Section 2(b) hereof, then any proxies of Shareholder granted pursuant to this Section 2(c) relating to the Covered Shares shall be suspended.

3.                  No Disposition or Solicitation.

(a)            No Disposition or Adverse Act. Shareholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, Shareholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of DK, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares, (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (v) take any other action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of Shareholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void. Notwithstanding the foregoing, the Transfer of any Covered Shares from the Shareholder to any existing holder of an Equity Interest in the Shareholder as of the date hereof will be a permitted if at least one business days’ advance notice is given to DK (which notice shall include information about the Transfer and transferee as may be required to amend any Schedule 13D/G filings with the SEC) and either (a) as a condition precedent to that Transfer, that holder enters into a joinder in form and substance reasonably satisfactory to DK agreeing to be subject to and bound by all of the terms of this Agreement or (b) those Transfers occur in connection with a legal obligation of the Shareholder to that holder to distribute Covered Shares upon the full and complete redemption of that holder’s Equity Interest in the Shareholder and the Shareholder does not
Transfer more than ___________ Shares in connection with all such Transfers under this clause (b).

(b)            No Solicitation, Discussion or Negotiation. During the Term of this Agreement, Shareholder hereby agrees that Shareholder shall not, and shall instruct and cause its officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents and other advisors and representatives (collectively, its “Representatives”) not to, directly or indirectly:

(i)            initiate, solicit or knowingly facilitate or encourage any inquiries, discussions or the making of any proposal, request or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

(ii)            approve, endorse, recommend or enter into, or publicly propose to approve, endorse, recommend or enter into, any alternative acquisition agreement;

(iii)            terminate, amend, release, modify, or fail to enforce any provision of, or grant any permission, waiver or request under, any standstill, confidentiality or similar agreement in respect of or in contemplation of an Acquisition Proposal;

(iv)            engage in, continue or otherwise participate in any discussions or negotiations regarding any Acquisition Proposal or the acquisition of any interest in the Covered Shares;

(v)            furnish any non-public information relating to the Company or any of its Subsidiaries, or afford access to the books or records or directors, officers, employees or advisors of the Company or any of its Subsidiaries, to any third party that is seeking to or may make, or has made, an Acquisition Proposal;

(vi)            take any action to make the provisions of any Takeover Law inapplicable to any transactions contemplated by any Acquisition Proposal; or

(vii)            propose, commit or agree to do any of the foregoing.

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4.                  Additional Agreements.

(a)          Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition of Additional Owned Shares or other Equity Interests or rights of the Company by Shareholder or any of its Affiliates, (i) the type and number of Covered Shares shall be adjusted appropriately, and (iii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other Equity Interests or rights of the Company issued to or acquired by Shareholder or any of its Affiliates.

(b)          Waiver of Appraisal and Dissenters’ Rights. Shareholder hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Shareholder may have.

(c)          Communications. During the Term of this Agreement, unless required by applicable law, Shareholder shall not, and shall cause its Representatives not to, make any press release, public announcement or other communication with respect to the business or affairs of the Company, DK, Exchangeco or Newco, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of DK. Shareholder hereby (i) consents to and authorizes the publication and disclosure by DK of Shareholder’s identity and holding of Covered Shares, and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, and any other information that DK reasonably determines to be necessary or desirable in any press release or any other disclosure document in connection with the Merger or any other Transactions and (ii) agrees as promptly as practicable to notify DK of any required corrections with respect to any written information supplied by Shareholder specifically for use in any such disclosure document.

(d)          Additional Owned Shares. Shareholder hereby agrees to notify DK promptly in writing of the number and description of any Additional Owned Shares.

5.                   Representations and Warranties of Shareholder.

Shareholder hereby represents and warrants to DK as follows:

(a)          Title. Shareholder is the sole record owner of (i) the Owned Shares and (ii) the Equity Interests convertible into or exchangeable or exercisable for Owned Shares or other Equity Interests in the Company, in each case, set forth on Schedule I (the “Disclosed Owned Securities”). The Disclosed Owned Securities constitute all of the Equity Interests in the Company owned of record or beneficially by Shareholder or its Affiliates on the date hereof and neither Shareholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any other Equity Interests of the Company or any Equity Interests convertible into or exchangeable or exercisable for Shares or such other Equity Interests, in each case other than the Disclosed Owned Securities. Shareholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Except as permitted by this Agreement, the Covered Shares and the certificates representing such shares, if any, are now, and at all times during the Term hereof will be, held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever (collectively, “Encumbrances”) on title, transfer or exercise of any rights of a shareholder in respect of the Owned Shares (other than as created by this Agreement or, if Shareholder is not an individual person, Encumbrances contained in Shareholder’s governing documents none of which adversely impact Shareholder’s ability to perform its obligations under this Agreement).

(b)          Organization and Qualification. Shareholder is an individual person or, if not an individual person, a corporation duly organized and validly existing in good standing under the laws of its incorporation.

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(c)          Authority. If Shareholder is not an individual person, Shareholder has all necessary power and authority and legal capacity to execute, deliver and perform all of Shareholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Shareholder or its board of directors (or analogous governing body) are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d)          Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by Shareholder and, assuming due authorization, execution and delivery hereof by DK, constitutes a legal, valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(e)          No Filings; No Conflict or Default. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby and the compliance by Shareholder with the provisions hereof. None of the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby or compliance by Shareholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Shareholder is a party or by which Shareholder or any of Shareholder’s properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any court, administrative agency or other Governmental Entity that is applicable to Shareholder or any of Shareholder’s properties or assets, or (iii) if Shareholder is not an individual person, contravene or conflict with Shareholder’s governing documents.

(f)          No Litigation. As of the date hereof, there is no suit, claim, action, investigation or proceeding pending or, to the knowledge of Shareholder, threatened against Shareholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of Shareholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

(g)          No Fees. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Shareholder.

(h)          Receipt; Reliance. Shareholder has received and reviewed a copy of the Merger Agreement. Shareholder understands and acknowledges that DK is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

6.                   Termination. The term (the “Term”) of this Agreement shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual written agreement of DK and Shareholder, (ii) the Effective Time and (iii) the termination of the Merger Agreement in accordance with its terms; provided that (A) nothing herein shall relieve any party hereto from liability for any breach of this Agreement prior to its termination and (B) this Section 6 and Section 7 shall survive any termination of this Agreement.

7.                   Miscellaneous.

(a)          Entire Agreement. This Agreement (together with Schedule I) constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

(b)          Reasonable Efforts. Subject to the terms and conditions of this Agreement, Shareholder agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the arrangements contemplated hereby. Upon DK’s request and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further lawful action

6

as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the arrangements contemplated hereby. Without limiting the foregoing, Shareholder shall execute and deliver to DK and any of its designees any additional proxies, including with respect to Additional Owned Shares, reasonably requested by DK in furtherance of this Agreement.

(c)            No Assignment. This Agreement shall not be assignable by operation of law or otherwise. Any purported assignment in violation of this Agreement is void.

(d)            Binding Successors. Without limiting any other rights DK may have hereunder in respect of any Transfer of the Covered Shares, Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Shareholder and its Affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of law or otherwise, including, without limitation, Shareholder’s heirs, guardians, administrators, representatives or successors.

(e)            Modification or Amendments. Subject to the provisions of applicable law, the parties hereto may modify or amend this Agreement by action taken by or on behalf of their respective boards of directors, by written agreement executed and delivered by duly authorized officers of the respective parties.

(f)            Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered, if delivered in person, (ii) one Business Day following the day when deposited with a reputable and established overnight express courier (charges prepaid and with confirmation of delivery) or (iii) three Business Days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing in the manner set forth above, notices, requests, claims, demands and other communications hereunder shall be sent to the addresses indicated below:

If to Shareholder:

At the address and facsimile number set forth on Schedule I hereto.

with a copy (which shall not constitute notice) to:

Sellers Capital Master Fund, Ltd.
1 Ionia SW, Suite 200
Grand Rapids, MI 49503
Attention: Mark Sellers
 Facsimile: No fax number

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If to DK:

Dinoking Tech Inc.
#110 - 11188 Featherstone Way
Richmond, British Columbia V6W 1K9
 Canada
Attention:	Chief Executive Officer
Facsimile:	(604) 277-1617

with a copy (which shall not constitute notice) to:

Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8
 Canada
Attention:	Catherine Wade
Facsimile:	(604) 683-5214

(g)          Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(h)          Specific Performance and Other Remedies. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that in the event of such breach no adequate remedy at law would exist and damages would be difficult to determine. Accordingly, in addition to any other remedy to which such party is entitled at law or in equity, each party shall be entitled, without proof of damages, to enforce specifically the terms and provisions of this Agreement in the state and federal courts of the United States of America located in the State of Florida, and any appellate court from any appeal thereof, and to temporary, preliminary and permanent injunctive relief (without the requirement of posting bond) to prevent breaches or threatened breaches of, or to enforce compliance with, any of the provisions of this Agreement without the necessity of posting bond or other security or undertaking (any requirements therefor being expressly waived). Each party agrees that it will not oppose the granting of specific performance relief on the basis that a party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity.

(i)          No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j)          No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k)          Governing Law. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the law of, the state of Florida without

8

regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

(l)          Submission to Jurisdiction. The parties hereby irrevocably submit for themselves and their property, to the exclusive personal jurisdiction of the state and federal courts of the United States of America located in the State of Florida, and any appellate court from any appeal thereof, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any proceeding for the interpretation or enforcement hereof or of any such document or transaction, that it is not subject thereto or that such proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the Person of such parties and, to the extent permitted by applicable law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such proceeding in the manner provided in Section 7(f)  or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

(m)          Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF PROCEEDINGS, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION  7(m).

(n)          Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(o)          Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or other electronic transmission, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

(p)          Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.

(q)          No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in DK any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder, and DK shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or

9

exercise any power or authority to direct Shareholder in the voting of any of the Covered Shares, except as otherwise provided herein.

(r)            No Agreement in Shareholder’s Capacity as Director or Officer. If Shareholder is a director and/or officer of the Company (in addition to being a shareholder of the Company), Shareholder makes no agreement or understanding in this Agreement in Shareholder’s specific capacity as a director and/or officer of the Company, and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Shareholder in its specific capacity as a director and/or officer of the Company, including in exercising rights under the Merger Agreement, and no such actions or omissions taken by Shareholder in its specific capacity as a director and/or officer of the Company shall be deemed a breach of this Agreement or (b) be construed to prohibit, limit or restrict Shareholder from exercising its fiduciary duties as a director and/or officer to the Company or its shareholders.

[Signature page follows]

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IN WITNESS WHEREOF, DK and Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

DINOKING TECH, INC.

By:	/s/ Daoping Bao
Name: Daoping Bao
Its: President

SELLERS CAPITAL MASTER FUND, LTD.

By:	/s/ Mark A. Sellers
Name: Mark A. Sellers
Its: Founder, Managing Member

[Signature page to Shareholder Voting Agreement]

SCHEDULE I

Name and Contact Information for Shareholder	Number of Shares Beneficially Owned

Sellers Capital Master Fund	1,543,018

1 Ionia SW, Suite 200

Grand Rapids, MI 49503

Attention: Mark Sellers

Annex G-2
FORM OF SHAREHOLDER VOTING AGREEMENT
This SHAREHOLDER VOTING AGREEMENT (this “Agreement”), dated as of April 2, 2015, is entered into by and between the undersigned shareholder (a “Shareholder”), of Premier Exhibitions, Inc. a Florida corporation, (the “Company”) and Dinoking Tech Inc., a company existing under the laws of the Province of British Columbia (“DK”).

A.            Contemporaneously with the execution of this Agreement, DK, the Company, 1032403 B.C. LTD., a company existing under the laws of the Province of British Columbia (“Exchangeco”), Daoping Bao, a businessperson residing in Richmond, British Columbia (“Bao”), and Nancy Brenner, a businessperson residing in Delta, British Columbia (“Brenner”), are entering into a Merger Agreement, dated as of the date hereof (as the same may be amended or modified after the date hereof, the “Merger Agreement”), providing, among other things, the acquisition of DK by the Company through the transfer and sale to the Company by the shareholders of DK of all the issued and outstanding capital stock of DK (as the same may be amended or modified after the date hereof, the “Merger”).

B.            As a condition of and inducement to DK’s willingness to enter into the Merger Agreement, DK has required that Shareholder enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:
1.            Certain Definitions.
For the purposes of this Agreement, the following terms shall have the respective meanings ascribed to them in this Section 1.
“Acquisition Proposal” has the meaning set forth in the Merger Agreement.
“Additional Owned Shares” means all Shares and any other Equity Interests in the Company which are beneficially owned by Shareholder or any of its Affiliates and are acquired after the date hereof and prior to the termination of this Agreement.
“Affiliate” has the meaning set forth in the Merger Agreement.
“beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Business Day” has the meaning set forth in the Merger Agreement.
“Change of Recommendation” means the approval by the Company’s board of directors of a Superior Proposal in strict conformance with the Merger Agreement.
“Company” has the meaning assigned thereto in the recitals hereof.
“Company Shareholders Meeting” has the meaning assigned thereto in Section 2 hereof.
“Covered Shares” means the Owned Shares and Additional Owned Shares.
“Disclosed Owned Securities” has the meaning assigned thereto in Section 5(a) hereof.
“Encumbrances” has the meaning assigned thereto in Section 5(a) hereof.
“Effective Time” has the meaning set forth in the Merger Agreement.
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“Equity Interest” means (i) any Share, (ii) any other share, capital stock, partnership, limited liability company, membership or similar interest in any Person and (iii) any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable with respect thereto or therefor.

“Exchange Act” has the meaning set forth in the Merger Agreement. “FBCA”

means the Florida Business Corporations Act, as amended. “Governmental

Entity” has the meaning set forth in the Merger Agreement. “Merger

Agreement” has the meaning assigned thereto in the recitals hereof.
“Owned Shares” means all Shares and any other Equity Interests in the Company which are beneficially owned by Shareholder or any of its Affiliates as of the date hereof.
“Person” has the meaning set forth in the Merger Agreement.
“Premier Shareholders’ Resolution” has the meaning set forth in the Merger Agreement.
“Representatives” has the meaning assigned thereto in Section 3(b) hereof.
“Shares” means the Premier Shares as such term is defined in the Merger Agreement.
“Subsidiary” has the meaning set forth in the Merger Agreement.
“Superior Proposal” has the meaning set forth in the Merger Agreement.
“Takeover Law” means Sections 607.0901 and 607.0902 of the FBCA.
“Term” has the meaning assigned thereto in Section 6 hereof.
“Transactions” means the Merger and the other transactions contemplated by the Merger Agreement.
“Transfer” means, with respect to an Equity Interest, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Equity Interest or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.
2.            Shareholder Vote.
(a)            Voting Agreement. At any meeting of the shareholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of the Company is sought as to a matter described in any of clauses (i) – (vii) below (each, a “Company Shareholders Meeting”), Shareholder shall, and shall cause the holder of record of any Covered Shares to, (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares:

(i)          in favor of adopting the Premier Shareholders’ Resolution;

(ii)          in favor of any adjournment or postponement recommended by the Company or requested by DK pursuant to the Merger Agreement with respect to any shareholder meeting with respect to the Premier Shareholders’ Resolution;
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(iii)     against any Acquisition Proposal or any proposal relating to an Acquisition Proposal;
(iv)     against any consolidation, combination, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, in each case other than in furtherance of approving the Transactions with DK contemplated the Merger Agreement;
(v)      against any change in the business, management or Board of Directors of the Company other than in furtherance of the Transactions with DK contemplated the Merger Agreement;
(vi)     against any proposal, action or agreement that would reasonably be expected to (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (2) result in a breach of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (3) could reasonably be expected to result in any of the conditions set forth in the Merger Agreement not being fulfilled or (4) except as expressly contemplated by the Merger Agreement, change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company; and
(vii)    Shareholder shall not propose, commit or agree to take any action inconsistent with any of the foregoing clauses (i) – (vi).
(b)             Relief from Certain Obligations. In the event that a Change of Recommendation which does not result from a material breach of any provision the Merger Agreement occurs in favor of a Superior Proposal then, notwithstanding anything to the contrary contained in this Agreement, Shareholder shall, upon delivery of written notice to DK, be relieved of its obligations under this Section 2 of this Agreement with respect to the Covered Shares; provided that if at any time thereafter such proposal shall cease to constitute a Superior Proposal under the Merger Agreement, the obligations of Shareholder as to the Covered Shares under this Section 2 shall, without the requirement of any action by a party hereto, then and thereafter again become binding with respect to the Covered Shares.
(c)             Irrevocable Proxy.
(i)        Shareholder hereby (A) irrevocably grants to, and appoints, DK, and any Person designated in writing by DK, and each of them individually, Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of Section 2(a) hereof and (B) revokes any and all proxies heretofore given in respect of the Covered Shares.
(ii)        The attorneys-in-fact and proxies named above are hereby authorized and empowered by Shareholder at any time during the Term to act as Shareholder’s attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of Shareholder with respect to the Covered Shares (including the power to execute and deliver written consents), at every Company Shareholders Meeting and in every written consent in lieu of such a meeting in accordance with the terms of Section 2(a) hereof.
(iii)        Shareholder hereby represents to DK that any proxies heretofore given in respect of the Covered Shares are not irrevocable and that any such proxies are hereby revoked, and Shareholder agrees to promptly notify the Company of such revocation. Shareholder hereby affirms that the irrevocable proxy granted herein is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy granted herein is coupled with an interest and may under no circumstances be revoked. Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 607.0722 of the FBCA. If for any reason the proxy granted herein is not irrevocable, Shareholder agrees to vote the Covered Shares and take such other required actions in accordance with Section 2(a) hereof.
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(iv)            During any period of time in which Shareholder is relieved of its obligations with respect to the Covered Shares in accordance with Section 2(b) hereof, then any proxies of Shareholder granted pursuant to this Section 2(c) relating to the Covered Shares shall be suspended.
3.            No Disposition or Solicitation.

(a)                 No Disposition or Adverse Act. Shareholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, Shareholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of DK, (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares, (iv) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (v) take any other action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of Shareholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3(a) shall be null and void.

(b)                No Solicitation, Discussion or Negotiation. During the Term of this Agreement, Shareholder hereby agrees that Shareholder shall not, and shall instruct and cause its officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents and other advisors and representatives (collectively, its “Representatives”) not to, directly or indirectly:

(i)            initiate, solicit or knowingly facilitate or encourage any inquiries, discussions or the making of any proposal, request or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

(ii)            approve, endorse, recommend or enter into, or publicly propose to approve, endorse, recommend or enter into, any alternative acquisition agreement;

(iii)            terminate, amend, release, modify, or fail to enforce any provision of, or grant any permission, waiver or request under, any standstill, confidentiality or similar agreement in respect of or in contemplation of an Acquisition Proposal;

(iv)            engage in, continue or otherwise participate in any discussions or negotiations regarding any Acquisition Proposal or the acquisition of any interest in the Covered Shares;

(v)            furnish any non-public information relating to the Company or any of its Subsidiaries, or afford access to the books or records or directors, officers, employees or advisors of the Company or any of its Subsidiaries, to any third party that is seeking to or may make, or has made, an Acquisition Proposal;

(vi)            take any action to make the provisions of any Takeover Law inapplicable to any transactions contemplated by any Acquisition Proposal; or

(vii)            propose, commit or agree to do any of the foregoing.
4.            Additional Agreements.

(a)                        Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition of Additional Owned Shares or other Equity Interests or rights of the Company by Shareholder or any of its Affiliates, (i) the type and number of Covered Shares shall be adjusted appropriately, and (iii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other Equity Interests or rights of the Company issued to or acquired by Shareholder or any of its Affiliates.

(b)                      Waiver of Appraisal and Dissenters’ Rights. Shareholder hereby waives and agrees not

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to exercise any rights of appraisal or rights to dissent from the Merger that Shareholder may have.
(c)           Communications. During the Term of this Agreement, unless required by applicable law, Shareholder shall not, and shall cause its Representatives not to, make any press release, public announcement or other communication with respect to the business or affairs of the Company, DK or Exchangeco, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of DK. Shareholder hereby (i) consents to and authorizes the publication and disclosure by DK of Shareholder’s identity and holding of Covered Shares, and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, and any other information that DK reasonably determines to be necessary or desirable in any press release or any other disclosure document in connection with the Merger or any other Transactions and (ii) agrees as promptly as practicable to notify DK of any required corrections with respect to any written information supplied by Shareholder specifically for use in any such disclosure document.
(d)           Additional Owned Shares. Shareholder hereby agrees to notify DK promptly in writing of the number and description of any Additional Owned Shares.
5.          Representations and Warranties of Shareholder.
Shareholder hereby represents and warrants to DK as follows:
(a)           Title. Shareholder is the sole record and beneficial owner of (i) the Owned Shares and (ii) the Equity Interests convertible into or exchangeable or exercisable for Owned Shares or other Equity Interests in the Company, in each case, set forth on Schedule I (the “Disclosed Owned Securities”). The Disclosed Owned Securities constitute all of the Equity Interests in the Company owned of record or beneficially by Shareholder or its Affiliates on the date hereof and neither Shareholder nor any of its Affiliates is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any other Equity Interests of the Company or any Equity Interests convertible into or exchangeable or exercisable for Shares or such other Equity Interests, in each case other than the Disclosed Owned Securities. Shareholder has sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other matters set forth in this Agreement, in each case with respect to all of the Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. Except as permitted by this Agreement, the Covered Shares and the certificates representing such shares, if any, are now, and at all times during the Term hereof will be, held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever (collectively, “Encumbrances”) on title, transfer or exercise of any rights of a shareholder in respect of the Owned Shares (other than as created by this Agreement or, if Shareholder is not an individual person, Encumbrances contained in Shareholder’s governing documents none of which adversely impact Shareholder’s ability to perform its obligations under this Agreement).
(b)           Organization and Qualification. Shareholder is an individual person or, if not an individual person, a corporation duly organized and validly existing in good standing under the laws of its incorporation.
(c)           Authority. If Shareholder is not an individual person, Shareholder has all necessary power and authority and legal capacity to execute, deliver and perform all of Shareholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of Shareholder or its board of directors (or analogous governing body) are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.
(d)           Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by Shareholder and, assuming due authorization, execution and delivery hereof by DK, constitutes a legal, valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.
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(e)           No Filings; No Conflict or Default. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby and the compliance by Shareholder with the provisions hereof. None of the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated hereby or compliance by Shareholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which Shareholder is a party or by which Shareholder or any of Shareholder’s properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any court, administrative agency or other Governmental Entity that is applicable to Shareholder or any of Shareholder’s properties or assets, or (iii) if Shareholder is not an individual person, contravene or conflict with Shareholder’s governing documents.
(f)           No Litigation. As of the date hereof, there is no suit, claim, action, investigation or proceeding pending or, to the knowledge of Shareholder, threatened against Shareholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of Shareholder to perform its obligations hereunder or consummate the transactions contemplated hereby.
(g)           No Fees. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Shareholder.
(h)           Receipt; Reliance. Shareholder has received and reviewed a copy of the Merger Agreement. Shareholder understands and acknowledges that DK is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.
6.             Termination. The term (the “Term”) of this Agreement shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual written agreement of DK and Shareholder, (ii) the Effective Time and (iii) the termination of the Merger Agreement in accordance with its terms; provided that (A) nothing herein shall relieve any party hereto from liability for any breach of this Agreement prior to its termination and (B) this Section 6 and Section 7 shall survive any termination of this Agreement.
7.             Miscellaneous.
(a)           Entire Agreement. This Agreement (together with Schedule I) constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.
(b)           Reasonable Efforts. Subject to the terms and conditions of this Agreement, Shareholder agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the arrangements contemplated hereby. Upon DK’s request and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the arrangements contemplated hereby. Without limiting the foregoing, Shareholder shall execute and deliver to DK and any of its designees any additional proxies, including with respect to Additional Owned Shares, reasonably requested by DK in furtherance of this Agreement.
(c)           No Assignment. This Agreement shall not be assignable by operation of law or otherwise. Any purported assignment in violation of this Agreement is void.
(d)           Binding Successors. Without limiting any other rights DK may have hereunder in respect of any Transfer of the Covered Shares, Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares beneficially owned by Shareholder and its Affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall
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pass, whether by operation of law or otherwise, including, without limitation, Shareholder’s heirs, guardians, administrators, representatives or successors.
(e)             Modification or Amendments. Subject to the provisions of applicable law, the parties hereto may modify or amend this Agreement by action taken by or on behalf of their respective boards of directors, by written agreement executed and delivered by duly authorized officers of the respective parties.
(f)             Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered, if delivered in person, (ii) one Business Day following the day when deposited with a reputable and established overnight express courier (charges prepaid and with confirmation of delivery) or (iii) three Business Days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing in the manner set forth above, notices, requests, claims, demands and other communications hereunder shall be sent to the addresses indicated below:
If to Shareholder:
At the address and facsimile number set forth on Schedule I hereto.
with a copy (which shall not constitute notice) to:
[NAME]
[ADDRESS]
Attention: [●]
 Facsimile: [●]
If to DK:
Dinoking Tech Inc.
#110 - 11188 Featherstone Way
Richmond, British Columbia V6W 1K9
 Canada
Attention:                          Chief Executive Officer
Facsimile:                          (604) 277-1617
with a copy (which shall not constitute notice) to:
Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8
 Canada
Attention:                          Catherine Wade
Facsimile:                          (604) 683-5214
(g)             Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the
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extent possible.
(h)           Specific Performance and Other Remedies. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that in the event of such breach no adequate remedy at law would exist and damages would be difficult to determine. Accordingly, in addition to any other remedy to which such party is entitled at law or in equity, each party shall be entitled, without proof of damages, to enforce specifically the terms and provisions of this Agreement in the state and federal courts of the United States of America located in the State of Florida, and any appellate court from any appeal thereof, and to temporary, preliminary and permanent injunctive relief (without the requirement of posting bond) to prevent breaches or threatened breaches of, or to enforce compliance with, any of the provisions of this Agreement without the necessity of posting bond or other security or undertaking (any requirements therefor being expressly waived). Each party agrees that it will not oppose the granting of specific performance relief on the basis that a party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity.
(i)           No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.
(j)           No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
(k)           Governing Law. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the law of, the state of Florida without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.
(l)           Submission to Jurisdiction. The parties hereby irrevocably submit for themselves and their property, to the exclusive personal jurisdiction of the state and federal courts of the United States of America located in the State of Florida, and any appellate court from any appeal thereof, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any proceeding for the interpretation or enforcement hereof or of any such document or transaction, that it is not subject thereto or that such proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the Person of such parties and, to the extent permitted by applicable law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such proceeding in the manner provided in Section 7(f)  or in such other manner as may be permitted by law shall be valid and sufficient service thereof.
(m)           Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF PROCEEDINGS, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT
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BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(m).
(n)           Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.
(o)           Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile or other electronic transmission, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
(p)           Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.
(q)           No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in DK any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder, and DK shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Covered Shares, except as otherwise provided herein.
(r)           No Agreement in Shareholder’s Capacity as Director or Officer. If Shareholder is a director and/or officer of the Company (in addition to being a shareholder of the Company), Shareholder makes no agreement or understanding in this Agreement in Shareholder’s specific capacity as a director and/or officer of the Company, and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Shareholder in its specific capacity as a director and/or officer of the Company, including in exercising rights under the Merger Agreement, and no such actions or omissions taken by Shareholder in its specific capacity as a director and/or officer of the Company shall be deemed a breach of this Agreement or (b) be construed to prohibit, limit or restrict Shareholder from exercising its fiduciary duties as a director and/or officer to the Company or its shareholders.

[Signature page follows]

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IN WITNESS WHEREOF, DK and Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

DINOKING TECH, INC.

By:
Name:
Its:

[INSERT SHAREHOLDER SIGNATURE BLOCK]

[Signature page to Shareholder Voting Agreement]

SCHEDULE I

Name and Contact Information for Shareholder	Number of Shares Beneficially Owned

[Name]

[Address]

Attention: [●]

Annex H
FORM OF CORPORATE GOVERNANCE AGREEMENT
CORPORATE GOVERNANCE AGREEMENT, dated as of [___] (this “Agreement”), by and among PREMIER EXHIBITIONS, INC. (“Premier”), DAOPING BAO (“Bao”) and NANCY BRENNER (“Brenner”, together with Bao and those persons who become shareholders of Premier as a result of the conversion of the Amended and Restated Promissory Note of Premier dated April 2, 2015 and their Permitted Transferees, the “DK Group”).
WHEREAS in connection with the transactions pursuant to the merger agreement entered into among, inter alia, Premier, Bao and Brenner on April 2, 2015 (the “Merger Agreement”), Premier and the DK Group desire to enter into this Agreement setting forth certain rights and obligations with respect to the nomination of directors to the Board of Directors of Premier (the “Board”) and board of directors of Premier Subsidiaries, appointment of the Executive Chairman of the Board and Chief Executive Officer of Premier and similar positions at Premier Subsidiaries at other related matters.
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.0                DEFINITIONS
All capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement, other than as the following terms that shall have the meanings ascribed to them below:
“Affiliate” means, with respect to a specified Person, any Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. For purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Board” has the meaning ascribed to that term in the Recital above.
“Bylaws” means the Amended and Restated Bylaws of Premier, as in effect on the date hereof, as may be amended from time to time.
“Exchangeable Shares” means the non-voting exchangeable shares in the capital of 1032403 B.C. Ltd. held by Bao and Brenner from time to time.
“Merger Agreement” has the meaning ascribed to that term in the Recital above.
“Permitted Transferee” shall mean, with respect to any Former DK Shareholder, (i) a Former DK Shareholder’s Affiliate, and (ii) a trust of which such DK Group is a trustee or is a beneficiary.
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Premier Merger Shares” means the two separate classes of shares of Premier one class to be issued to Bao and one class to Brenner on the Effective Date each class having attached thereto voting rights equivalent to the number of Premier Shares into which the Exchangeable Shares held by each of Bao and Brenner (from time to time) are exchangeable (from time to time).
“Premier Shares” means the shares of common stock with a par value of $0.0001 of Premier.
Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.
2.0            BOARD NUMBER; BOARD NOMINATION
2.1            The Board is currently composed of seven members.
2.2            The DK Group shall have the right (but not the obligation) to nominate:
2.2.1            so long as the Board consists of seven members, up to four directors to the Board;
2.2.2 if the Board consists of more or less than seven members, such lesser or higher number as will be equal to at least 47% of the number of directors at any particular time (the “Nominees”) for appointment to the Board; and
2.2.3 if the DK Group has a combination or rights to direct the votes attached to Premier Merger Shares and the Premier Shares, representing in the aggregate between 30% and 10% of all of the voting rights with respect to the election of directors of Premier attached to the Premier Merger Shares and the Premier Shares, Nominees representing up to 30% of the Nominees for appointment to the Board.
2.3            If the DK Group has a combination of rights to direct the votes of the Premier Merger Shares and Premier Shares representing in the aggregate less than 10% of the aggregate voting rights with respect to the election of directors of Premier it shall no longer be entitled to present Nominees for appointment to the Board.
2.4            If the DK Group provide notice to the Board of Directors of Premier prior to the closing of the Merger setting out the proposed Nominees to be appointed on the date of closing of the Merger, the Board of Directors of Premier, consistent with Section 2.2, shall appoint such Nominees to the Board effective as of the Effective Date of the Merger.
2.5            Premier shall include, and shall use its best efforts to cause the Board, whether acting through the Corporate Governance and Nominating Committee of the Board (“Committee”) or otherwise, to include those nominees of the DK Group the (“DK Group Nominees”) on the slate of nominees recommended to shareholders of Premier (the “Shareholders”) for election as a directors at any annual or special meeting of the Shareholders at or by which directors of Premier are to be elected (or, if permitted, by written consent of the Shareholders).
2.6            In the event that the Former DK Group has named less than four DK Group Nominees, then the DK Group shall have the right, at anytime, to name such additional nominees up to a maximum of four, subject to Section 2.2.
2.7            Vacancies arising through the death, resignation of any DK Group’s’ Nominee may only be filled by the Board with an individual named by the DK Group and to which the Committee has agreed.

2.8            Premier shall use its best efforts to ensure that at all times the Board of Premier shall include up to four DK Group’s Nominees or such other number as provided herein, subject to Section 2.2. Each DK Group Nominee shall be considered the nominees recommend for election for the purpose of proxy solicitations by Premier, and Premier shall solicit proxies for each of such nominees to the same extent it does for any other nominees of Premier.
2.9            Notwithstanding the provisions of this Section 2.0, Premier shall not be required to comply with the obligations of Section 2.1 if the Committee determines that any such person named as a potential DK Group’s Nominee is not qualified under any applicable law, rule or regulation to serve as a director of Premier. The Committee shall provide to the DK Group written notice of its determination together with the grounds for such determination. In such an event, the DK Group shall be entitled to select another individual as a replacement nominee and Premier shall use its best efforts to cause such replacement nominee to be nominated as the DK Group Nominee at the same meeting (or, if permitted, pursuant to the same action by written consent of the Shareholders) at which the initial nominee was to be nominated. Other than with respect to the review of the Committee, Premier shall not have the right to object to any DK Group’s Nominee.
2.10            Premier shall notify the DK Group in writing at least 60 days prior to the date on which proxy materials are expected to be mailed by Premier in connection with an annual or special meeting of the Shareholders at which directors are to be elected. Premier shall provide the DK Group with a reasonable opportunity to review and provide comments on any portion of the proxy materials relating to the DK Group’ Nominees or the rights and obligations provided under this Agreement and to discuss any such comments with Premier. Premier shall notify the DK Group of any opposition from the Committee to the nomination of a DK Group Nominee sufficiently in advance of the date on which such proxy materials are to be mailed by so as to enable the DK Group to propose a replacement nominee.
2.11            The DK Group shall have the right, exercisable by delivering written notice to the Board, to designate a non-voting observer to attend any meetings of the Board (or committees thereof); provided, however, that the chairperson of such meeting shall have the right to cause any non-voting observer to leave any such meeting of the Board (or committee thereof) for such period as the chairperson of such meeting may specify. Notice of meetings of the Board (or committees thereof) shall be furnished to each non-voting observer no later than, and using the same form of communication as, notice of meetings of the Board are furnished to directors in accordance with the bylaws.
2.12            Upon termination of this Agreement, the DK Group shall, at the request of the Board, use its best efforts to cause the applicable DK Group Nominee to resign from the Board.
2.13            Subject to applicable legal requirements, the Bylaws and the Articles of Incorporation shall not be amended or replaced so that performance by Premier of this Agreement is negatively impacted.
3.0            CHAIRMAN OF THE BOARD
3.1            The Board shall elect Bao as the executive chairman of the Board effective at the Effective Date.
4.0            PRESIDENT AND CHIEF EXECUTIVE OFFICER
4.1            The Board shall appoint Bao as the president of Premier, who shall be the chief executive officer of Premier (and may also be given such title of office) effective at the Effective Date . The Board and Bao shall co-operate in good faith to enter into an employment agreement in respect of this position.

5.0            SUBSIDIARY
5.1            All provisions in Section 2.0 excepting only the approval of the Committee for any nominee put forward by the DK Group, shall apply, mutatis mutandis, to each Premier Subsidiary as directed in writing by the DK Group to Premier from time to time, such that the composition of the board of directors of those Premier Subsidiaries shall reflect the same pro rata composition as the Board provided in Section 2.0.
5.2            The board of directors of each Premier Subsidiary composed in accordance with Section 5.1 shall, upon written notice by the DK Group, elect Bao as the executive chairman of such board(s) of directors, and such board shall appoint Bao as the president and chief executive officer (if he is also given such title of office).
6.0            INSURANCE; INDEMNIFICATION
6.1            During all periods that any of the DK Group’s Nominees or Bao (collectively, the “Insured Parties”) serve Premier or any Premier Subsidiary, Premier shall purchase and maintain directors’ and officers’ insurance with reputable insurance companies, and at coverage levels, customary for companies comparable in size and having a similar business risk profile as the Premier (the “Insurance”). Premier shall maintain the Insurance for a period of not less than six years from the date of the last Insured Party’s resignation or removal.
6.2            Promptly after the Effective Date, Premier shall enter into an indemnification agreement (an “Indemnification Agreement”), substantially in the form and content of Exhibit “A” hereto, with each Insured Party.
6.3            For as long as any of the Insured Parties holds office as director or officer of Premier or any Premier Subsidiary, Premier and each such Premier Subsidiary shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any of the Insured Parties, including those rights contained herein, in the Indemnification Agreements and in the respective charter documents of Premier and any Premier Subsidiary, without express consent from the DK Group.
7.0            MISCELLANEOUS
7.1            Effective Date
This Agreement shall become effective upon the Effective Date.
7.2            Governing Law
This Agreement and the rights and obligations of the parties hereto and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to the choice of law principles thereof.
7.3            Enforcement
Each of the parties hereto agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies, however, shall be cumulative and not exclusive, and shall be in addition to any other remedy which any party hereto may have.

7.4                Jurisdiction
In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties hereto unconditionally accepts the non-exclusive jurisdiction and venue of any state or federal court located in the State of Florida and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, each of the parties hereto agrees that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by law, service of process may be made by delivery provided pursuant to the directions in Section 7.7. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
7.5               Successors and Assigns
Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.
7.6                 Entire Agreement
This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.
7.7                  Notices
All notices, requests, demands, waivers, consents and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery with proof of receipt maintained or (d) sent by email or fax, to the following addresses (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

(a)	If to Premier:
Premier Exhibitions, Inc.
Suite 900, 3340 Peachtree Road N.E.
Atlanta, Georgia 30326
USA

Attention:	Chief Executive Officer
Facsimile:	(404) 842-2626

with a copy to:
Thompson Hine LLP (Cleveland)
3900 Key Center
127 Public Square
Cleveland, Ohio 44114-1291
USA

Attention:	Derek Bork
Email:	Derek.Bork@thompsonhine.com
Facsimile:	(216) 566-5800

(b)	If to Bao:

#110 – 11188 Featherstone Way
Richmond, British Columbia V6W 1K9
Canada

Attention:	Daoping Bao
Email:	daoping@dinosaursunearthed.com
Facsimile:	(604) 277-1617

with a copy to:
Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8 Canada

Attention:	Catherine Wade
Email:	Catherine.wade@dentons.com
Facsimile:	(604) 683-5214

(c)	If to Brenner:

18 - 1828 Lilac Drive,
Surrey BC V4A 5C9
 Canada

Attention:	Nancy Brenner
Email:	nancy@dinosaursunearthed.com
Facsimile:	(604) 277-1617

with a copy to:

Dentons Canada LLP
20th Floor, 250 Howe Street

Vancouver, British Columbia V6C 3R8
 Canada

Attention:	Catherine Wade
Email:	Catherine.wade@dentons.com
Facsimile:	(604) 683-5214
All such notices, requests, demands, waivers, consents and other communications shall be deemed to have been received by (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered, provided that such delivery is confirmed.
7.8                 Waiver
Waiver by any party hereto of any breach or default by the other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party to assert its or his or her rights hereunder on any occasion or series of occasions.
7.9                Counterparts
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
7.10             Headings
The headings in this Agreement are for the convenience of the parties only and shall not control or affect the meaning or construction of any provision hereof.
7.11             Invalidity of Provision
The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.
7.12 Amendments and Waivers
The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived or modified, with and only with an agreement or consent in writing signed by each of the parties hereto.
7.13 Further Assurances
Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement. Premier shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, the DK Group being deprived of the rights contemplated by this Agreement.

7.14             No Third-Party Beneficiaries
This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies.
IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.
PREMIER EXHIBITIONS, INC.

Per:
Authorized Signatory

Signed in the presence of:	)
)
)
Witness	)	DAOPING BAO

Signed in the presence of:	)
)
)
Witness	)	NANCY BRENNER

Exhibit “A”
Form of Indemnification Agreement
As attached.

INDEMNIFICATION AGREEMENT
This Indemnification Agreement (this “Agreement”), dated ______________________, 20 , by and between PREMIER EXHIBITIONS, INC., a Florida corporation (the “Premier”), and ___________________________ (“Nominee”).

WHEREAS:

A.            Indemnitee performs a valuable service to Premier and/or affiliate(s) of Premier (collectively, the “Company”) in his or her capacity as a director and/or officer of one or more of these entities;

B.            Premier has adopted provisions in its articles of incorporation (the “Articles”) providing for indemnification of its officers and directors,; and

C.            This Agreement is a supplement to the provisions of the Articles dealing with indemnities and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder and shall remain in place irrespective of the Articles.

NOW THEREFORE in consideration of the premises and the covenants contained herein, the parties hereto agree as follows:

1.0            INDEMNITY

1.1            General Scope: The Company shall indemnify the Nominee and the Nominee’s heirs, executors, administrators and personal representatives (collectively the “Indemnitees” and, individually, an “Indemnitee”) for all liabilities or obligations imposed upon or incurred by the Indemnitees at law, in equity or by, pursuant to or under any statute or regulation and all expenses (“Liability”) in relation to any claim, action, proceeding, investigation, or order whether civil, criminal or administrative and whether made or commenced by the Company, by an Associated Corporation or by any other person (collectively, or individually, a “Claim”) by reason of:

(a)
the Nominee being or having been a director, alternate director or officer of, or holding or having held a position equivalent to that of a director, alternate director or officer of, the Company or any Associated Corporation, or

(b)
any act or omission, whether or not negligent, of the Nominee acting as a director, alternate director or officer, or as a person in an equivalent position, of the Company or any Associated Corporation, including without limitation, legal fees and disbursements and all other costs of investigation and defence incurred by the Indemnitees or any of them in relation to a Claim, whether or not any action or proceeding is commenced, and all amounts paid or payable by the Indemnitees or any of them, to settle a Claim or to satisfy a judgment, including without limitation the payment of interest and costs, or otherwise to discharge a Liability imposed or incurred.

1.2            Absolute Liability: Without limiting the generality of paragraph 2.1, the Company shall indemnify the Indemnitees against any Liability in relation to a Claim which is statutorily imposed on the Nominee.

1.3            Negligence: Without limiting the generality of paragraph 2.1, the Company shall indemnify the Indemnitees against any Liability in relation to a Claim arising from negligent conduct of the Nominee.

1.4            Actual Payment: The Company shall pay all amounts due to an Indemnitee under this Indemnity Agreement forthwith upon demand by the Indemnitee.

2.0            INDEMNITY RESTRICTED

Despite any other provision of this Indemnity Agreement, the Company is not obliged under this Indemnity Agreement to make any payment that is prohibited by applicable law, including, as at the date of this Indemnity Agreement, the Florida Business Corporation Act, or by court order in force at the date the payment must be made.

3.0            ADVANCE EXPENSES

Unless prohibited by applicable law or court order, the Company shall pay, as they are incurred, in advance of the final disposition of a Claim, the expenses actually and reasonably incurred by an Indemnitee in respect of the Claim provided that the Company shall not make such payments unless the Company first receives from the Indemnitee a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by applicable law, the Indemnitee will repay the amounts advanced.

4.0            TAXABLE BENEFITS

Any indemnity payment made pursuant to this Indemnity Agreement shall be grossed up by the amount of any tax payable by the Indemnitee pursuant to the Income Tax Act (Canada) in respect of such payment.

5.0            ENFORCEMENT COSTS

5.1            Application to Court: If any payment by the Company under this Indemnity Agreement would be prohibited under paragraph 3 unless approved by a court, or if there shall be a disagreement between the Company and any Indemnitee as to whether or not an indemnification under this Indemnity Agreement would be prohibited under paragraph 3 unless approved by the court, the Company, at its own expense and in good faith, will promptly take proceedings to obtain that approval or such other appropriate determination. The Company shall indemnify the Indemnitees for the amount of all costs incurred by any or all of them in obtaining any court approval contemplated by this paragraph 6.1, including without limitation all legal fees and disbursements.

5.2            Independent Counsel: The Indemnitees, or any of them, may each retain their own independent legal counsel for the purpose set out in paragraph 6.1 or for any other purpose in relation to a Claim and the cost of such representation shall be considered a “Liability” to which this Indemnity Agreement applies.

5.3            No Presumption of Wrong Doing: The determination of any Claim, by adjudication, settlement, or otherwise, shall not, of itself, create any presumption for the purposes of this Indemnity Agreement that the Nominee did not act honestly and in good faith with a view to the best interests of the Company or an Associated Corporation, or, in the case of a criminal or administrative action or proceeding, that the Nominee did not have reasonable grounds for believing that his conduct was lawful, unless a judgment or order of the Court specifically finds otherwise.

6.0            NOMINEE CEASING TO ACT

The Nominee may resign at any time as a director, alternate director and/or officer, or from an equivalent position, of the Company or any Associated Corporation. The obligations of the Company hereunder continue after and are not affected in any way by the Nominee ceasing to be a director, alternate director and/or officer, or to hold an equivalent position, of the Company or any Associated Corporation whether by resignation, removal, death, incapacity, disqualification under applicable law or otherwise.

7.0            RE-ELECTION

The obligations of the Company under this Indemnity Agreement continue after and are not affected in any way by the re-election or re-appointment from time to time of the Nominee as a director or officer, or to an equivalent position, of the Company or any of its Associated Corporations.

8.0            CONTINUING INDEMNITY

8.1            Other Compensation: The obligations of the Company under this Indemnity Agreement are not diminished or in any way affected by:

(a)	Financial Interest: the Nominee holding from time to time any direct or indirect financial interest in the Company, in an Associated Corporation or in a corporation otherwise related to the Company;

(b)
Salary/Compensation: payment by the Company, by an Associated Corporation, or by any corporation otherwise related to the Company, to the Nominee of director’s fees or any salary, wages or other compensation;

(c)
Interested Contracts: payment by the Company, by an Associated Corporation, or by any corporation otherwise related to the Company, to the Nominee or to any firm of which the Nominee is a partner, associate or employee, of any fees for services rendered;

(d)
D & O Insurance: any directors’ or officers’ liability insurance placed by or for the benefit of the Nominee by the Nominee, the Company, an Associated Corporation or any entity related to any of them; or

(e)
Other Indemnities: payment to the Nominee by any shareholder of the Company, an Associated Corporation or any corporation otherwise related to the Company, or by any other person pursuant to any other contract of indemnity.

8.2            Non Compliance with Constating Documents: The obligations of the Company under this Indemnity Agreement are not diminished, or in any way affected by the Nominee’s failure to comply with the provisions of the Florida Business Corporations Act or of the articles or by-laws of the Company.

8.3            Non Waiver: No waiver by the Nominee of any default or breach of any of the terms, covenants, conditions, or obligations of this Indemnity Agreement shall constitute a waiver by the Nominee of any prior, concurrent, or subsequent default or breach of the same, or any other term, covenant, condition, or obligation of the Company.

9.0            REPORTING

9.1            Material Developments: The Company shall report promptly and regularly to the Nominee any material adverse change in the financial condition, business or property of the Company or any entity related to it and any event or circumstance known to the Company that may result, directly or indirectly, in any liability or obligation being imposed upon any Indemnitee.

9.2            Nominee Cooperation: The Nominee agrees to give notice to the Company within two business days of being served with any statement of claim, writ, notice of motion, indictment, or other documents commencing or continuing any Claim against the Nominee. The Nominee agrees to give the Company such information and cooperation as the Company may reasonably require from time to time in respect of all matters contemplated by this Indemnity Agreement.

9.3            Company Cooperation: The Company agrees to notify the Nominee in writing within two business days of being served with any statement of claim, writ, notice of motion, indictment, or other document commencing or continuing any Claim against the Nominee. The Company agrees to give the Nominee such information and cooperation as the Nominee may reasonably require from time to time in respect of all matters under this Indemnity Agreement.

10.0 SEPARABILITY

Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Company shall nevertheless indemnify Indemnitee to the fullest extent provided by the charter documents or any other applicable law.

11.0 GOVERNING LAW

This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Florida, without regard to the conflict of law principles thereof. The Company and Indemnitee each irrevocably consents to the jurisdiction of the courts of the State of Florida for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Florida.

12.0 AMENDMENT AND TERMINATION

No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

13.0 IDENTICAL COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

14.0 HEADINGS

The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

15.0 NOTICES

15.1            All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) delivered personally, (ii) mailed by certified or registered mail with postage prepaid, (iii) sent by next-day or overnight mail or delivery with proof of receipt maintained or (iv) sent by fax:

(a)	If to Indemnitee, at the address indicated on the signature page hereof.

(b)	If to the Company, to:

Premier Exhibitions, Inc.
Suite 900, 3340 Peachtree Road N.E.
Atlanta, Georgia 30326
USA

Attention:                          Chief Executive Officer
Facsimile:                          (404) 842-2626

or to such other address as the Company may have furnished to Indemnitee.

15.2            All such notices, requests, demands, waivers, consents and other communications shall be deemed to have been received by (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered, provided that such delivery is confirmed.

16.0 MERGER

This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes any and all prior agreements and understandings between them with respect thereto; provided that the provisions hereof shall not supersede the provisions of the Company’s charter documents, any agreement by which the Company is bound, any vote of shareholders or directors of the Company, and any applicable law, to the extent any such provisions shall be more favorable to Indemnitee than the provisions hereof.

[Signatures to appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

PREMIER EXHIBITIONS, INC.

By:
Name:
Title:

INDEMNITEE

By:
Name:
Title:

Annex I
FORM OF REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of ●, 2015, BY AND AMONG
PREMIER EXHIBITIONS, INC., a Florida corporation
(the "Company")
AND
DAOPING BAO, businessperson residing in Richmond, British Columbia
("Bao")
AND
NANCY BRENNER, businessperson residing in Delta, British Columbia
("Brenner" together with Bao and their permitted assigns, the "Investors")
Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Merger Agreement by and among the parties hereto and the other parties thereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Merger Agreement").
WHEREAS:
A.            The Company has agreed, upon the terms and subject to the conditions of the Merger
Agreement, to issue to the Investors [up to] _____________________ of the Company's common stock, $0.0001 value per share, and to induce the Buyer to enter into the Merger Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.
NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:
1.0            DEFINITIONS

1.1	As used in this Agreement, the following terms shall have the following meanings:
"Person" means any person or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

"Register," "registered," and "registration" refer to a registration effected by preparing and filing one ormore registration statements of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the "SEC").
"Registrable Securities" means (i) any or all of the Premier Shares which have been, or which may from time to time be, issued or issuable to the Investor (A) under the Merger Agreement, the Pentwater Loan, the Second Loan or the Post-Closing Success Payment Agreement, or (B) pursuant to the exchange of the Exchangeable Shares which have been, or which may from time to time be, issued or issuable to the Investor under the Merger Agreement, the Pentwater Loan, the Second Loan or the Post-Closing Success Payment Agreement and (ii) any shares of capital stock of the Company issued or issuable with respect to any of the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement. [Definition subject to ongoing review.]
"Registration Statement" means the registration statement of the Company on Form S-3 (or if the Company is not eligible to use such form for purposes of registering the Registrable Securities, on Form S-1) covering only the re-sale of the Registrable Securities.
2.0               REGISTRATION
2.1                Mandatory Registration
At any time after the closing of the transactions contemplated by the Merger Agreement, the Company shall within 30 Business Days after receipt of a written request from the Investors file with the SEC the Registration Statement. The Registration Statement shall register only the Registrable Securities and no other securities of the Company. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the SEC. Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for re-sales of all of the Registrable Securities at all times until the earlier of:
(a)	the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(b)(1)(i) promulgated under the Securities Act (or successor thereto); or

(b)	the date on which the Investor shall have sold all the Registrable Securities (the "Registration Period").
The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.2                Rule 424 Prospectus
The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with re-sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within five Business Days from the date the Investor receives the proposed final version of such prospectus.
2.3                Sufficient Number of Shares Registered
In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new registration statement (a "New Registration Statement"), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than 20 Business Days after the necessity therefor arises. The Company shall use it reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.
3.0               RELATED OBLIGATIONS
With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2.2 including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
3.1            The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.
3.2            The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least five Business Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within five Business Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

3.3            Upon request of the Investor, the Company shall furnish to the Investor:
(a)
promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits;

(b)
upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request); and

(c)
such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor. For the avoidance of doubt, any filing available to the Investor via the SEC's live EDGAR system shall be deemed "furnished to the Investor" hereunder.

3.4            The Company shall use reasonable best efforts to:
(a)
register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests;

(b)
prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period;

(c)	take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; and
(d)
take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to:

(i)	qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4;
(ii)	subject itself to general taxation in any such jurisdiction; or
(iii)	file a general consent to service of process in any such jurisdiction.
The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
3.5            As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing:

(a)
when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail);

(b)	of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information; and
(c)	of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.
3.6            The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
3.7            The Company shall:
(a)
cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any (the "Principal Market"), if the listing of such Registrable Securities is then permitted under the rules of such exchange; or

(b)	secure designation and quotation of all the Registrable Securities on the Principal Market.
The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.
3.8            Upon the Investor's written request, the Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.
3.9            The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.
3.10            If reasonably requested by the Investor, the Company shall:
(a)	immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities;

(b)	make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(c)	supplement or make amendments to any registration statement.
3.11            The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
3.12            Within one Business Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Schedule A. Thereafter, if requested by the Investors at anytime, the Company shall require its counsel to deliver to the Investors a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to the Investors for sale of all of the Registrable Securities.
3.13            The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.
4.0            OBLIGATIONS OF THE INVESTOR
4.1            The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.
4.2            The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.
4.3            The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3.6 or the first sentence of 3.5, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or the first sentence of 3.5. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3.6 or the first sentence of Section 3.5 and for which the Investor has not yet settled.

5.0            EXPENSES OF REGISTRATION
5.1            All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2.0 and 3.0, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, if any, shall be paid by the Company.
6.0            INDEMNIFICATION
6.1            To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:
(a)
any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b)
any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading;

(c)
any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement; or

(d)	any material violation by the Company of this Agreement (the matters in the foregoing clauses (a) through (d) being, collectively, "Violations").
The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1:
(e)
shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with (a) information about the Investor furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto or (b) information that such Indemnified Person instructed the Company to include in the Registration Statement pursuant to Section 3.10;

(f)
with respect to any superceded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superceded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.5, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it;

(g)
shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3.3 or Section 3.5; and

(h)	shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.0.
6.2            In connection with the Registration Statement or any New Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Investor furnished to the Company by the Investor expressly for use in connection with such registration statement or furnished by the Investor to the Company for inclusion in such registration statement under Section 3.10; and, subject to Section 6.4, the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 and the agreement with respect to contribution contained in Section 7.0 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6.2 for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.0.

6.3            Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6.0 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6.0, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6.0, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.
6.4            The indemnification required by this Section 6.0 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
6.5            The indemnity agreements contained herein shall be in addition to:
(a)	any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others; and
(b)	any liabilities the indemnifying party may be subject to pursuant to the law.

7.0            CONTRIBUTION
7.1            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6.0 to the fullest extent permitted by law; provided, however, that:
(a)
no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and

(b)	contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.
8.0            REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS
8.1            With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, at the Company's sole expense, to:
(a)	make and keep public information available, as those terms are understood and defined in Rule 144;
(b)	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;
(c)	furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request:
(i)	a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act;
(ii)	a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and
(iii)
such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration (for the avoidance of doubt, any filing available to the Investor via the SEC's live EDGAR system shall be deemed "furnished to the Investor" hereunder); and

(d)	take such additional action as is requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company's Transfer Agent as may be requested from time to time by the Investor and otherwise reasonably cooperate with Investor and Investor's broker to effect such sale of securities pursuant to Rule 144.

8.2            The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8.0 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.
9.0            ASSIGNMENT OF REGISTRATION RIGHTS
9.1            The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may not assign its rights under this Agreement without the written consent of the Company, other than to an affiliate of the Investor.
10.0      AMENDMENT OF REGISTRATION RIGHTS
10.1            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.
11.0      MISCELLANEOUS
11.1            A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
11.2            Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:
(a)	upon receipt, when delivered personally;
(b)	upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
(c)	one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

The addresses and facsimile numbers for such communications shall be:

 If to the Company:
PREMIER EXHIBITIONS, INC.
3340 Peachtree Road N.E.
 Atlanta, GA 30326
Attention:                       Chief Financial Officer
Telephone:                    404-842-2600
Facsimile:                        404-842-2626

With a copy to:
Derek Bork
Thompson Hine LLP
3900 Key Center
127 Public Square
Cleveland, Ohio 44114-1291
Telephone:                       (216) 566-5800
Facsimile:                          (216) 566-5527
If to the Investor:
Dinoking Tech Inc.
#110 - 11188 Featherstone Way
Richmond, British Columbia V6W 1K9
 Canada
Attention:                          Chief Executive Officer
Facsimile:                          (604) 277-1617
with a copy (which shall not constitute notice) to:
Dentons Canada LLP
20th Floor, 250 Howe Street
Vancouver, British Columbia V6C 3R8
 Canada
Attention:                          Catherine Wade
Facsimile:                          (604) 683-5214
or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt:
(d)	given by the recipient of such notice, consent, waiver or other communication;
(e)	mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission; or
(f)
provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (a), (b) or (c) above, respectively.

11.3            Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.4       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
11.5       This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
11.6            Subject to the requirements of Section 9.0, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
11.7            The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
11.8        This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a ".pdf" format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
11.9            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
11.10      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

11.11      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.
PREMIER EXHIBITIONS, INC.
By:   ____________________________________________________
Name:
Title:
By:
Daoping Bao
By:
              Nancy Brenner

SCHEDULE A
TO REGISTRATION RIGHTS AGREEMENT
Form of Notice of Effectiveness of Registration Statement
[Date]
[TRANSFER AGENT]
_______________________________________
_______________________________________
Re: [___]
Ladies and Gentlemen:
We are counsel to PREMIER EXHIBITIONS, INC., a Florida corporation (the "Company"). The Company is party to that certain Merger Agreement, dated as of [   ], 2015 (the "Merger Agreement"), entered into by and between the Company, Dinoking Tech, Inc., a company existing under the laws of the Province of British Columbia ("DK"), [●1 LTD., a company existing under the laws of the Province of British Columbia ("Exchangeco"), [●1 LTD., a company existing under the laws of the Province of British Columbia ("Newco"), Daoping Bao, a businessperson residing in Richmond, British Columbia ("Bao"), and Nancy Brenner, a businessperson residing in Delta, British Columbia ("Brenner" and together with Bao, the "Investors"), pursuant to which the Company agreed to issue to the Investors and register with the U.S. Securities & Exchange Commission the following shares of Common Stock:
(1)
(2)	(collectively, the "Applicable Shares").
Pursuant to the Merger Agreement, the Company also entered into a Registration Rights Agreement, dated as of [   ], 2015, with the Investors (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Applicable Shares under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Company's obligations under the Merger Agreement and the Registration Rights Agreement, on [   ], 2015, the Company filed a Registration Statement (File No. 333-[__]) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the re-sale of the Applicable Shares.
In connection with the foregoing, we advise you that on [__], 2015, a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [__] on [__], 2015 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Applicable Shares are available for re-sale under the Securities Act pursuant to the Registration Statement and may issued without any restrictive legend.

Very truly yours,
[Company Counsel]
By:   _______________________________________
cc: Daoping Bao and Nancy Brenner

Annex J
NEITHER THIS NOTE NOR THE COMMON STOCK INTO WHICH IT MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM.
AMENDED AND RESTATED
SECURED PROMISSORY NOTE AND GUARANTEE
April 2, 2015
FOR VALUE RECEIVED, Premier Exhibitions, Inc., a Florida corporation (the “Maker”) hereby promises to pay to the order of Daoping Bao (the “Agent” and the “Payee”) for and on behalf of the Lenders (as defined below), the principal sum set out on the grid attached to this Note, not to exceed THIRTEEN MILLION FIVE HUNDRED THOUSAND U.S DOLLARS ($13,500,000) together with interest, in each case in the manner described herein. Certain terms used herein are defined in Annex A.
This Amended and Restated Secured Promissory Note and Guarantee (this “Note”) amends and restates in their entirety (a) that certain PWCM Master Fund Ltd. Secured Promissory Note and Guarantee, dated as of September 30, 2014, made by Maker in favor PWCM Master Fund Ltd. in the principal amount of Seven Million U.S. Dollars, and (b) that certain Pentwater Credit Opportunities Master Fund Ltd Secured Promissory Note and Guarantee, dated as of September 30, 2014, made by Maker in favor Pentwater Credit Opportunities Master Fund Ltd. in the principal amount of One Million U.S. Dollars, in each case as assigned to Payee pursuant to that certain Assignment and Assumption Agreement, dated as of April 2, 2015 (collectively the “Existing Promissory Notes”) and is amended to increase the principal amount that may be advanced by the Payee and may be drawn by the Maker by up to an additional Five Million Five Hundred Thousand U.S. Dollars (the “Additional Principal Amount”) for an aggregate principal amount not to exceed Thirteen Million Five Hundred Thousand U.S. Dollars. Upon the effectiveness of this Note, the terms and provisions of the Existing Promissory Notes shall be superseded hereby. Notwithstanding the amendment and restatement of the Existing Promissory Notes by this Note, the obligations outstanding under the Existing Promissory Notes as of April 2, 2015 shall remain outstanding and constitute continuing Obligations hereunder. Such outstanding Obligations and the guarantees of payment thereof by the Guarantors shall in all respects be continuing, and this Note shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such Obligations. In furtherance of and, without limiting the foregoing, from and after the date hereof and except as expressly specified herein, the terms, conditions, and covenants governing the obligations outstanding under the Existing Promissory Notes shall be solely as set forth in this Note, including, without limitation, the Guarantors guarantees hereunder, which shall supersede the Existing Promissory Notes and guarantees provided therein in their entirety;
The lenders under this Note are listed in Appendix A hereto (the “Lenders”) and have authorized the Agent to act for and on their behalf in respect of all matters related to this Note. Agent hereby represents and warrants to Maker that the Lenders have granted Agent such authority and that all Lenders have agreed to the terms and conditions of this Note. The respective obligations of the Lenders hereunder are joint and several and the failure of any Lender to make any loan hereunder or to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.
1.                Draw Downs. Agent and the Lenders hereby agree to make advances to Maker as follows:

a.         an advance by way of payoff of the Existing Promissory Notes, such advance to be made directly to the holders of the Existing Promissory Notes in the specific amounts owing to each of them on the date hereof representing the aggregate amount of $8,000,000;

b.         within five business days after receipt of a written notice from Maker requesting the second advance, an advance of $3,500,000 to be made between April 15, 2015 and April 30, 2015; provided that the proceeds of such advance shall be used solely for expenses related to (1) the build-out of the “Saturday Night Live: The Exhibition” project and (2) construction of Maker’s new facility located at 417 5th Avenue, New York, New York; and

c.          within five business days after receipt of a written notice from Maker requesting the third advance, an advance of $2,000,000 to be made between May 15, 2015 and May 30, 2105, provided that, (i) with respect to the request of an advance under Sections 1(b) or (c), the Agent and the Lenders are not required to make such advance if there shall have been an Event of Default under this Note relating to either the Maker or any Guarantor; and (ii) with respect to the advance under Section 1(b), the Agent and the Lenders are not required to make such advance if the requested drawdown is made at a time when the Business Cash Flow of the Maker set out at Schedule 6 hereto is less than 85% of the cumulative projected cash flow since the date of this Note.
In connection with the foregoing, the Agent and the Lenders agree that each advance hereunder shall be made via wire transfer to an account designated by Maker (and provided to Agent) on or prior to the date of such advance.

2.                        Payments of Principal. Subject to the acceleration provisions of Section 11, all unpaid principal, fees and accrued and unpaid interest shall be due and payable in full on April 2, 2016 (the “Maturity Date”).

3.                        Interest. The unpaid principal amount of this Note shall accrue interest on the basis of a 360 day year at 12% per annum, provided that upon the occurrence and during the continuance of an Event of Default, at the option of the Payee (other than with respect to an Event of Default under Section 10(e) hereof, in which case it shall be automatic), the outstanding principal amount of this Note and any accrued and unpaid interest and all other overdue amounts shall each bear interest until paid at the stated rate plus 3% per annum. Accrued interest shall be payable (a) upon the payment or prepayment of any principal owing under this Note (but only on the principal amount so paid or prepaid), (b) on the last business day of each month and (c) on the Maturity Date. In the event of a conversion of this Note prior to the Maturity Date pursuant to the terms set forth in Section 6, all accrued and unpaid interest shall be added to the principal amount being converted as of the date of conversion to determine the amount of securities into which this Note shall be converted.

4.                        Prepayments. Immediately upon a Change of Control, other than a Permitted Change of Control, the Maker shall repay all unpaid principal at 105% of the principal amount outstanding plus all accrued and unpaid interest thereon and all other amounts hereunder. In addition, subject to the below, the Maker may at any time and from time to time prepay any principal amount of this Note in whole or in part subject to the below. Any repayment or prepayment, whether voluntary, mandatory, upon acceleration, or otherwise shall be made at 105% of the principal amount hereof and in the case of a conversion upon a Change of Control (other than a Permitted Change of Control), the principal amount shall be converted at 105% of the principal amount. If the Maker elects to prepay all or any part of this Note, it shall provide written notice of such election (a "Prepayment Notice") to the Payee fixing a date for prepayment of such amounts (the "Prepayment Date"), which date shall not be earlier than the fifth (5th) Business Day after the date of the Prepayment Notice (provided that the Maker shall have confirmed the Payee’s receipt of the Prepayment Notice on or prior to such date).
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5.            Payment Terms. All payments of principal of, and interest upon, this Note shall be made by the Maker to the Agent for and on behalf of the Lenders and shall be paid in cash in immediately available funds in lawful money of the United States by wire transfer to the bank account designated by the Payee in writing from time to time. All payments under this Note shall be made without withholding, defense, set-off, counterclaim or deduction. Payments and prepayments made to the Payee by the Maker hereunder shall be applied first to expenses recoverable under Section 16, then accrued interest and then to principal. If the due date of any payment under this Note would otherwise fall on a day that is not a business day, such due date shall be extended to the next succeeding business day, and interest shall be payable on any principal so extended for the period of such extension.
6.            Conversion.

(a)                        Automatic Conversion. This Note shall, on the first Business Day after Shareholder Approval has been obtained (the “Conversion Date”), automatically be converted with respect to the entire principal amount of this Note then outstanding (plus accrued but unpaid interest thereon) into Common Stock of the Maker.

(b)                        Conversion Price. In the event of any conversion under this Section 6, the price at which the principal amount of this Note shall be converted into shares of Common Stock of the Maker is $4.48, subject to adjustment as set forth herein (the "Conversion Price"). This Note shall be convertible into the number of fully paid and non-assessable shares of Common Stock equal to the quotient of (x) the principal amount of this Note being converted plus all accrued and unpaid interest with respect to such principal, divided by (y) the Conversion Price. No fractional shares of Common Stock shall be issued upon conversion of the Convertible Note. If the conversion would result in the issuance of any fractional share, the Maker shall, in lieu of issuing any fractional share, either, at its option, pay the Payee cash equal to the product of such fraction multiplied by the closing price of the Maker’s Common Stock on the Applicable Market on the Business Day immediately prior to the Conversion Date or round such fraction of a share up to the nearest whole share.

(c)                        Conversion Mechanics. In connection with any conversion by the Payee under this Section 6, the Payee shall (i) surrender this Note to the Maker, and (ii) pay any transfer or similar tax if required. The Maker shall, promptly after surrender of this Note, issue to the Payee, or its designees, a certificate or certificates evidencing the number of shares of Common Stock of the Maker to which it shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the Conversion Date and surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock of the Maker issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such time and shall, with respect to such shares, have all of those rights of a holder of shares of Common Stock of the Maker.
7.            Adjustments; Reorganizations.
(a)            Adjustment for Stock Splits and Combinations. If the outstanding shares of Common Stock of the Maker shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Maker convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect to the Common Stock of the Maker, the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Maker shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination, be proportionately increased. Any adjustment to the Conversion Price under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

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(b)                        Reorganizations, Mergers, Consolidations or Reclassifications. In the event of any capital reorganization, any reclassification of the Common Stock of the Maker (other than a change in par value), or the consolidation or merger of the Maker with or into another Person (each a "Reorganization"), the Payee shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to a Reorganization, upon conversion of this Note (or deemed conversion of this Note in the event that the Reorganization is consummated at such time as this Note is not otherwise convertible under the terms hereof), the kind and number of shares of Common Stock or other securities or property (including cash) of the Maker, or other corporation resulting from or surviving such Reorganization, to which a holder of the number of shares of the Common Stock of the Maker which this Note entitled the holder thereof to convert into immediately prior to such Reorganization would have been entitled to receive with respect to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Payee of this Note, to the end that the provisions set forth herein (including the specified changes and other adjustments to the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities or property thereafter receivable upon conversion of this Note. In the event of a Reorganization in which the equity securities of the Maker into which this Note is then convertible are exchangeable for or convertible into securities of another issuer, the shares of common stock of which are securities registered under or subject to Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended, any agreement relating to such Reorganization shall provide for the assumption of this Note by such issuer, to the extent not previously converted or redeemed, which Note shall thereafter be convertible into the shares of common stock of such issuer on the basis set forth in this Section 7(b). The provisions of this Section 7(b) shall similarly apply to successive Reorganizations.

(c)                        Reservation of Stock Issuable Upon Conversion. The Maker shall, at all times after the Shareholder Approval has been obtained, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the full conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect a full conversion of this Note, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the full conversion of all then outstanding Note, the Maker shall promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(d)                        No Impairment. The Maker shall not participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but shall at all times in good faith use its best efforts in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the Payee against dilution or other impairment.

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8.            Guarantee.The Guarantors hereby jointly and severally guarantee to the Payee and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise, including amounts that would become due but for the operation of the automatic stay under the Debtor Relief Laws) of the Obligations. The Guarantors hereby further jointly and severally agree that if the Maker shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise, including amounts that would become due but for the operation of the automatic stay under the Debtor Relief Laws) any of the Obligations strictly in accordance with the terms of any document or agreement evidencing any such Obligations, including in the amounts, in the currency and at the place expressly agreed to thereunder, irrespective of and without giving effect to any law, order, decree or regulation in effect from time to time of the jurisdiction where the Maker, any Guarantor or any other person obligated on any such Obligations is located, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The obligations of the Guarantors under this Section 8 are primary, absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Maker under this Note, or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 8 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances and shall apply to any and all Obligations now existing or in the future arising. The guarantee in this Section 8 is a continuing guarantee and is a guaranty of payment and not merely of collection, and shall apply to all Obligations whenever arising.
9.            Security Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Obligations, each of the Obligors hereby pledges and grants to the Payee a security interest in all of such Obligor’s right, title and interest in the following property, assets and revenues, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property, assets and revenues described in this Section 9 being collectively referred to herein as the “Collateral”):

(a)           all accounts, as-extracted collateral, chattel paper (whether tangible or electronic), commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, goods, pledged shares, instruments (including promissory notes), insurance, intellectual property, inventory, investment property, letter-of-credit rights, , payment intangibles, receivables and receivables records, securities, securities accounts, security entitlements and software (as each such term is defined in the UCC);

(b)           all other tangible and intangible property whatsoever; and

(c)           all proceeds of and to any of the Collateral,
provided that Collateral shall not include the Titanic Assets but in any event the Collateral shall include any and all proceeds of the Titanic Assets and all revenues, contracts and agreements arising out of the Titanic Assets, except with respect to any such proceeds, revenues, contracts and agreements received or entered into in violation of the Titanic Documents (such proceeds, revenues, contracts and agreements being referred to as the “Titanic Proceeds and Agreements”).
10.            Events of Default. An “Event of Default” shall exist hereunder if any one or more of the following events shall occur:
(a)            the Maker shall fail (i) to pay any principal or any portion thereof when due, or (ii) to pay any interest or any portion thereof or any other amount hereunder within three business days the same becomes due; or
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(b)            any Premier Party shall fail to perform or observe any term, covenant or agreement to be performed or observed by it contained in Sections 13 or 14; or
(c)            any Obligor shall fail to perform or observe any other covenant or agreement contained herein for ten days after notice thereof; or
(d)            any material representation or warranty of any Obligor made herein or in connection herewith proves to have been materially incorrect when made or reaffirmed; or
(e)            any Premier Party institutes or consents to any proceeding under any bankruptcy laws relating to it or to all or any part of its property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of any Premier Party, as applicable; or any proceeding under a Debtor Relief Law relating to any Premier Party or to all or any part of its property is instituted without its consent and remains undismissed for thirty (30) days from the commencement of any such proceeding; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any material part of its property and is not released, vacated or fully bonded within ten calendar days after its issue or levy; or
(f)            (i) a judgment against any Premier Party is entered for the payment of money exceeding $1,000,000 or (ii) a judgment against any Premier Party is entered that could result in a Lien on any of its property; and, absent procurement of a stay of execution, any such judgment (under clause (i) or (ii)) remains unbonded or unsatisfied for ten calendar days after the date of entry of judgment, or in any event later than 60 days prior to the date of any proposed sale thereunder; or
(g)            (i) failure of any Premier Party to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness under this Note) with an aggregate principal amount of $1,000,000 or more, in each case beyond the grace period, if any, provided therefor or (ii) breach or default by any Premier Party with respect to any term of (1) one or more items of Indebtedness in the aggregate principal amounts referred to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or
(h)            (i) there shall occur any material damage to or loss of any material portion of the Titanic Assets or (ii) there shall be any material prohibition or material restriction on the ability of the Obligors to display or exhibit the Titanic Assets other than as set forth in the Titanic Documents on the date hereof, in each case that prevents PEM from operating exhibitions of the Titanic Assets; or
(i)            there shall have occurred any condition or event that has or is reasonably likely to have a Material Adverse Effect;
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(j)        if the Shareholder Approval is not obtained on or prior to the date that is 180 days after the Special Meeting; or

(k)       any Obligor shall contest the validity or enforceability of any part of this Note.
11.          Remedies. Upon the occurrence of any Event of Default specified in Section 10(e) above, the principal amount of this Note together with any interest thereon, all fees and all other Obligations (including the Prepayment Premium) shall become immediately and automatically due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Maker). Upon the occurrence and during the continuance of any other Event of Default, the Payee may, by written notice to the Maker, declare the principal amount of this Note together with any interest thereon to be due and payable, and the principal amount of this Note together with any such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Maker). Following any such demand, the Maker shall immediately pay to such holder all amounts due and payable with respect to this Note. If an Event of Default shall have occurred and is continuing the Payee shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Payee were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right), in each case subject to the Payee’s compliance with the Titanic Documents. Notwithstanding the foregoing, the Payee’s exercise of its rights and remedies with respect to the Titanic Proceeds and Agreement, and the rights and obligations of any subsequent transferee (but not a pledgee) of the RMST Shares, are governed by and subject to the terms and conditions of the Titanic Documents.
If the Obligations are accelerated for any reason, including because of default, sale, transfer or encumbrance (including that by operation of law or otherwise), the Prepayment Premium will also be automatically due and payable regardless of whether the Obligations were voluntarily or involuntarily prepaid, repaid, paid, satisfied, distributed or discharged and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of the Payee’s lost profits as a result thereof. Any Prepayment Premium payable above shall be presumed to be the liquidated damages sustained by the Payee as the result of the early termination and the Maker agrees that it is reasonable under the circumstances currently existing. THE MAKER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW WHICH PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM OR DAMAGES IN CONNECTION WITH ANY SUCH VOLUNTARY OR INVOLUNTARY ACCELERATION OF THIS NOTE, ANY RECISSION OF SUCH ACCELERATION, THE EARLIER MATURITY OF THIS NOTE OR THE COMMENCEMENT OF ANY INSOLVENCY PROCEEDING OR OTHER PROCEEDING PURSUANT TO ANY DEBTOR RELIEF LAWS, OR PURSUANT TO A PLAN OF REORGANIZATION. The Maker expressly agrees that: (A) the Prepayment Premium and any discount on the loan provided for herein is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (B) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (C) there has been a course of conduct between the Payee and the Maker giving specific consideration in this transaction for such agreement to pay the Prepayment Premium and (D) the Maker shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Maker expressly acknowledges that its agreement to pay the Prepayment Premium to the Payee as herein described is a material inducement to the Payee to accept this Note.
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12.          Obligors’ Representations. Each Obligor represents and warrants to the Payee as follows

(a)        General Representations. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to execute, deliver and perform its obligations under this Note. It has duly authorized and taken all other appropriate action for the execution, delivery and performance of this Note and any other document or instrument delivered pursuant hereto or in connection herewith and the consummation of the transactions provided for in this Note. It has duly executed and delivered this Note and this Note constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium and similar laws and by equitable principles, whether considered at law or in equity. Its execution and delivery of this Note, the performance of the transactions contemplated by this Note and the fulfillment of the terms of this Note will not (i) conflict with or violate any of its constitutive documents or its contractual obligations, (ii) conflict with or violate any order, judgment or decree of governmental authority binding on it, (iii) require any approval of its equityholders or any approval or consent of any Person under any contractual obligation of such Obligor, except for such approvals or consents which will be obtained on or before the date hereof, or (iv) conflict with or violate any applicable laws, or (v) result in or require the creation or imposition of any Lien upon any of its properties or assets (other than any Liens created hereunder). It has duly obtained, effected or given all authorizations, consents, licenses, orders or approvals of or registrations or declarations with any governmental authority or any other Person required in connection with the execution and delivery of this Note and the performance of the transactions contemplated by this Note, and such authorizations, consents, licenses, orders or approvals of or registrations or declarations are in full force and effect. There has been no increase in salary or other compensation (cash or otherwise) payable or to become payable to any director, officer, contractor or advisor of an Obligor. There are no actions, suits or proceedings by or before any arbitrator or governmental authority pending against or, to the knowledge of such Obligor, threatened against or affecting any Premier Party (A) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (B) that involve this Note or the transactions contemplated hereby. It is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. None of the reports, financial statements, certificates or other information furnished by or on behalf of such Obligor in connection with this Note contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)           Collateral Representations. It owns the Collateral purported to be owned by it or otherwise has rights or the power to transfer rights in the Collateral in which it purports to grant a security interest hereunder and no Lien exists upon the Collateral other than (i) the security interest created or provided for herein and (ii) Permitted Liens. The full and correct legal name, type of organization, jurisdiction of organization and mailing address of each Obligor are correctly set forth in Schedule 1. Except as set forth in the disclosures in the first six paragraphs of Item 1 of Part 1 of the Maker’s Annual Report on Form 10-K for the fiscal year ended February 28, 2014, no Obligor has been known by or used any other legal or fictitious name or been a party to any merger or consolidation, or acquired all of the assets of any Person, or acquired any of its property or assets out of such Obligor’s ordinary course of business. Each Obligor has not (A) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), (B) since January 28, 2009 changed its name, (C) heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person, who is not an Obligor, or (D) changed its identity or corporate structure. The RMST Shares constitute and will constitute 100%

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IN WITNESS WHEREOF, the Obligors have caused this Note to be executed and delivered by their duly authorized officers, as of the date and year and at a place first above written.
PREMIER EXHIBITIONS, INC., as the Maker
By:            /s/ Michael Little
Name: Michael Little
Title: Chief Executive Officer
PREMIER MERCHANDISING, LLC, as an Obligor
By:            /s/ Michael Little
Name: Michael Little
 Title: Manager
RMS TITANIC, INC,
 as an Obligor
By:            /s/ Michael Little
Name: Michael Little
Title: Chief Executive Officer
PREMIER EXHIBITION MANAGEMENT LLC, as an Obligor
By: Premier Exhibitions, Inc., its Managing Member
By:            /s/ Michael Little
Name: Michael Little
Title: Chief Financial Officer
ARTS AND EXHIBITIONS INTERNATIONAL, LLC, as an Obligor
By: Premier Exhibition Management LLC, its Managing Member
By:            /s/ John Norman
Name: John Norman
 Title: President

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of the issued and outstanding Equity Interests of RMST and the Maker is and will at all times while the Obligations are outstanding (other than contingent indemnity obligations) be the sole holder of record and the legal and beneficial owner, free and clear of all Liens, of the RMST Shares, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, the RMST Shares. Schedule 2 correctly identifies the RMST Shares and the par value of the RMST Shares as of the date hereof. All certificates, agreements or instruments representing or evidencing the RMST Shares have been delivered to the Payee in a suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank. The RMST Shares are duly authorized, validly existing, fully paid and non-assessable, and none of the RMST Shares are or will be while the Obligations are outstanding (other than contingent indemnity obligations) subject to any contractual restriction, or any restriction under the organizational documents of RMST, upon the pledge or, except as set forth in the Titanic Documents, transfer, assignment, disposal or sale thereof.

13.	Covenants. Each Obligor covenants and agrees as provided in Annex B.

14.	RMST Provisions.
(a) Representations.          The Obligors represent and warrants to the Payee as follows:

(i)      the execution and delivery of this Note, the performance of the transactions contemplated by this Note, and the fulfillment of the terms of this Note, will not conflict with or violate any of the Titanic Documents or require any approval of the U.S. District Court for the Eastern District of Virginia, provided that any transfer, assignment (but not the pledge), disposal or sale of the RMST shares is subject to the Titanic Documents;

(ii)      RMST is the sole owner of the Titanic Assets and has and at all times will have the sole rights and powers to transfer rights in the Titanic Assets subject in all respect to the Titanic Documents, and no Lien exists upon the Titanic Assets;

(iii)      the location of each of the Titanic Assets is as described in Schedule 3;

(iv)      there are no restrictions on the transfer, pledge, assignment, disposal or sale of the Titanic Assets except as set forth in the Titanic Documents;

(v)       each of the Titanic Documents is enforceable and in full force and effect in all applicable United States jurisdictions;

(vi)      all material documents entered into by RMST and all other material documents entered into by any Obligor relating to the Titanic Assets are described in Schedule 4 and (x) each such document is and shall remain while the Obligations are outstanding (other than contingent indemnity obligations) in full force and effect, (y) no defaults by any party exist thereunder, and (z) there shall be no amendments, modifications or waivers thereto that are adverse to the Payee in any material respect;

(vii)     none of the Titanic Assets will be disposed, sold, assigned, pledged, donated, transferred or, except in the ordinary course of business, licensed or sublicensed while the Obligations are outstanding (other than contingent indemnity obligations); and

(viii)     it is and shall remain in compliance with the Titanic Documents as in effect on the date hereof

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(b) Single Purpose.     RMST will take all steps necessary to continue its identity as a separate legal entity and to make it apparent to other Persons that it is an entity with assets and liabilities distinct from those of any other Person. Without limiting the generality of the foregoing and the other provisions of this Note, RMST will comply with the special-purpose covenants set forth in Annex C.

15.                    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. This Note shall be governed by, and construed in accordance with, the law of the State of New York. The Obligors and the Payee hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City, borough of Manhattan for the purposes of all legal proceedings arising out of or relating to this Note or the transactions contemplated hereby. This Note may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Note. Delivery of an executed counterpart of a signature page to this Note by electronic transmission shall be as effective as delivery of an original executed counterpart of this Note. This Section 15 shall survive the termination of this Note. EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

16.                    Expenses; Amendments; Notices. The Maker shall pay on demand all costs and expenses of the Payee (i) in connection with the negotiation, preparation, administration, execution and delivery of this Note and any other agreement in connection herewith, including filing fees, taxes, assessments, reasonable attorney’s fees and expenses, (ii) in connection with each amendment, forbearance, waiver, consent, refinancing, restructuring, reorganization (including any fees (including attorneys’ fees) and costs incurred by the Payee for any reason in respect of the bankruptcy of the Maker), enforcement or attempted enforcement, and any matter related thereto, and in each case including all reasonable out of pocket expenses of the Payee or the Payee’s attorneys that are related thereto, and (iii) the reasonable fees and costs of consultants, appraisers, accountants and the like engaged by the Payee in respect of the Maker’s obligations hereunder. The Maker shall reimburse, hold harmless and indemnify the Payee and its directors, officer, employees, advisors agents and affiliates from any and all loss, liability or legal or other expense with respect to or resulting from this Note, except losses or damages resulting from Payee’s own gross negligence or willful misconduct. This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Obligors and the Payee. All notices and other communications in respect of this Note shall be given or made in writing at the address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by electronic transmission or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

17.                    Right of Setoff. The Payee and each of its affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Payee or any such affiliate to or for the credit or the account of any Obligor against any and all of the obligations of such Obligor now or hereafter existing hereunder to the Payee or, irrespective of whether or not the Payee shall have made any demand hereunder and although such obligations of such Obligor may be contingent or unmatured or are owed to a branch or office of the Payee different from the branch or office holding such deposit or obligated on such indebtedness. The rights of the Payee and its affiliates hereunder are in addition to other rights and remedies (including other rights of setoff) that the Payee or its affiliates may have.

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18.                    Assignments. The Payee may at any time assign all or a portion of its rights and obligations under this Note without the prior written consent of the Obligors. From and after the effective date specified in each assignment and assumption, the assignee thereunder shall be a party to this Note and, to the extent of the interest assigned by such assignment and assumption, have the rights and obligations of the Payee under this Note, and the Payee shall, to the extent of the interest assigned by such assignment and assumption, be released from its obligations under this Note (and, in the case of an assignment and assumption covering all of the Payee’s rights and obligations under this Note, the Payee shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 15 with respect to facts and circumstances occurring prior to the effective date of such assignment.

19.                    Board Meetings. One representative of the Payee shall be entitled to attend all board meetings of the Maker so long as the Obligations remain outstanding. Maker shall provide to Payee all board and committee meeting materials in advance of each board meeting.

20.                    Exemption. This Note, and the rights and obligations of the parties hereunder, are subject to the delivery to the Maker by the Agent of an exemption certificate, in the form attached hereto as Annex D, duly completed and executed by each Lender who has advanced funds hereunder.

21.                    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Note in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Annexes and Schedules shall be construed to refer to Sections, Annexes and Schedules of this Note and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, supplemented or otherwise modified from time to time.

12

The undersigned hereby agrees and acknowledges the terms of the foregoing, on behalf of itself and the Lenders:
DAOPING BAO, as Agent
By:	/s/ Daoping Bao Daoping Bao

Appendix A

Lenders

a.            1030443 B.C. Ltd.
b.            High Nature Holding Limited
c.            Mandra Forestry Limited (subject to a name change)
d.            Lenge Feng

Appendix A

Annex A
Definitions. The following capitalized terms, when used in this Note, shall have the following meanings:
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Equity Interests having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.
“Applicable Market” means NASDAQ or, if the Maker's Common Stock is not listed for trading on NASDAQ at the applicable time, the Over-The-Counter Bulletin Board, if the trading of the Maker’s Common Stock is qualified for quotation thereon at the applicable time.
“Approval” means the approval of the Maker’s shareholders (a) by the affirmative vote of the holders of more than 50% of the Maker’s outstanding shares of Common Stock present and cast on the applicable proposal at the Special Meeting or other meeting of the Maker’s shareholders, in any such case at which a quorum is present, or such higher percentage as may be required by applicable law or the listing rules of NASDAQ as of the date of such meeting, or (b) by the affirmative vote of the holders of more than 50% of the Maker’s outstanding shares of Common Stock pursuant to written consents obtained in accordance with applicable law, or such higher percentage as may be required by applicable law or the listing rules of NASDAQ as of the date of such consents.
“BofA” means Bank of America, N.A.
“BofA LC Account” means the deposit account maintained by the Maker at BofA as collateral for the letters of credit issued by BofA.
“Cash” means money, currency or a credit balance in any demand or deposit account.
“Change of Control” means (i) the Maker shall cease to directly beneficially own and control 100% on a fully diluted bases of the economic and voting interest in the Equity Interests of RMST, (ii) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof, but excluding any employee benefit plan of such person and its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Closing Date) of Equity Interests of the Maker representing more than 27.5% of the voting interests represented by the issued and outstanding Equity Interests of the Maker (determined on a fully diluted basis but not giving effect to contingent voting rights that have not yet vested), and (iii) PEM shall cease to have the exclusive right to exhibit the Titanic Assets.
“Controlled Account” means a deposit account maintained by an Obligor at BofA that is subject to a deposit account control agreement in favor of the Agent, on behalf of the Lenders.

“Conversion Date” shall have the meaning set forth in Section 6(a) hereof.

“Conversion Price” shall have the meaning set forth in Section 6(b) hereof.
Annex A - 1

“Debtor Relief Law” means the Bankruptcy Reform Act of 1978, codified as 11 U.S.C. §§101 et seq, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.
“Excluded Accounts” means (i) each zero-balance account maintained by an Obligor at BofA, (ii) the Titanic Reserve Account and (iii) the BofA LC Account.
“Excluded Subsidiary” means each of Premier Exhibitions International, LLC, Exhibitions International, LLC, Premier Exhibitions NYC, Inc., PRXI International Holdings CV, RMS Titanic (UK) Ltd. and Premier Exhibitions (UK) Ltd.
“GAAP” means United States generally accepted accounting principles as in effect from time to time.
“Guarantors” means each of the signatories hereto other than the Maker and each person that has executed a joinder to this Note pursuant to clause (g) of Annex B.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Lien” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests.
Annex A - 2

“Material Adverse Effect” means a material adverse effect on and/or material adverse developments with respect to (i) the business, operations, properties, assets or condition (financial or otherwise) of the Maker and its Subsidiaries taken as a whole, (ii) the ability of any Obligor to fully and timely perform its Obligations, (iii) the legality, validity, binding effect or enforceability against an Obligor of this Note, or (iv) the rights, remedies and benefits available to, or conferred upon, the Payee under this Note.

“Material Agreement” means each of those agreements listed on Schedule 4 hereto.

“Merger” means the proposed transactions set out in the Merger Agreement.
“Merger Agreement” means that agreement among inter alia Daoping Bao, Nancy Brenner, Dinoking Tech Inc. and the Maker dated April 2, 2015.
“NASDAQ” means the market tier of The National Association of Securities Dealers Automated Quotation System, referred to as the NASDAQ National Capital Market.
“Obligations” means, collectively, (a) in the case of the Maker, all obligations of the Maker under this Note to pay principal, fees and interest (including default interest and the Prepayment Premium) on this Note and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing by the Maker to the Payee, and (b) in the case of the Guarantors, all obligations of the Guarantors in respect of its guarantee under Section 8 and all other obligations of the Guarantors under this Note and (c) in the case of each of the foregoing, including all interest thereon and expenses related thereto, including any interest or expenses accruing or arising after the commencement of any case under any Debtor Relief Law (whether or not such interest or expenses are enforceable, allowed or allowable as a claim in whole or in part in such case).
“Obligors” means the Maker and the Guarantors.
“PEM” means Premier Exhibitions Management LLC, a Florida limited liability company.
“Permitted Change of Control” means a Change of Control resulting from the implementation of the Merger.
“Permitted Investments” means (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof and (b) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
“Permitted Liens” means, with respect to any person: (a) Liens arising by operation of law which were incurred in the ordinary course of business, including carriers’, warehousemen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, and which (i) do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operations of the business of such person or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Liens and for which adequate reserves have been made if required in accordance with generally accepted accounting principles; (b) pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other similar social security legislation; (c) Liens securing taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by generally accepted accounting principles shall have been made; and (d) Liens securing any extension, renewal, replacement or refinancing of an indebtedness secured by a Lien permitted by this Note.
Annex A - 3

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governmental authorities.

“Premier Party” means each Obligor and each Excluded Subsidiary.

“Prepayment Date” shall have the meaning set forth in Section 4 hereof.
“Prepayment Notice” shall have the meaning set forth in Section 4 hereof.
“Prepayment Premium” means any additional amounts and fees above the principal amount to be paid pursuant to Section 4.
“Proposal” means the following proposal: the issuance to the Payee for and on behalf the Lenders of the shares of Common Stock of the Maker issuable upon conversion of this Note, pursuant to all applicable rules under NASDAQ’s listing rules.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any of the Obligors or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests.

“Reorganization” shall have the meaning set forth in Section 7(b) hereof.

“RMST” means RMS Titanic, Inc., a Florida corporation.

“RMST Shares” means all of the Equity Interests in RMST issued by RMST.

“SEC” means the Securities and Exchange Commission of the United States.

“Shareholder Approval” means the Approval by the Maker’s shareholders of the Proposal.
“Special Meeting” means the Maker’s special meeting of shareholders required to be called and held by it pursuant to the Merger Agreement, dated as of the date hereof, by and among Maker, 1032403 B.C. Ltd., Dinoking Tech, Inc., Daoping Bao and Nancy Brenner with respect to the Merger.
“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.
Annex A - 4

“Titanic Assets” means (a) the Titanic Collections, as defined in the Revised Covenants and Conditions set forth in the 2010 Opinion, and related supporting documentation and intellectual property owned by RMST, and (b) the Titanic Reserve Account.
“Titanic Documents” means (i) the Opinion issued by the United State District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 12, 2010 (the “2010 Opinion”); (ii) the Order issued by the United State District Court for the Eastern District of Virginia with respect to Action No. 2:93cv902, dated as of August 15, 2011; (iii) the Revised Covenants and Conditions for the Future Disposition of Objects Recovered from the R.M.S. Titanic by R.M.S. Titanic, Inc. pursuant to an in specie salvage award granted by the United States District Court for the Eastern District of Virginia, dated as of August 15, 2011 and (iv) the Process Verbal, issued on October 12, 1993 by the Maritime Affairs Administrator for the Ministry of Equipment Transportation and Tourism, French Republic to Titanic Ventures Limited Partnership, together with the letter of intent of Titanic Ventures Limited Partnership dated September 22, 1993.
“Titanic Reserve Account” means that certain trust reserve account established by RMST pursuant to Article V, Section D of the Revised Covenants and Conditions set forth in the 2010 Opinion.
“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.
Annex A - 5

Annex B
Each Obligor covenants and agrees as follows:
(a) Indebtedness. The Maker will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i)     Indebtedness created hereunder;

(ii)     Indebtedness existing on the date hereof and set forth in Schedule 5 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

(iii)     Indebtedness with respect to letters of credit in an aggregate amount not to exceed $1,700,000 at any time;

(iv)     Indebtedness of any Obligor to any other Obligor; and

(v)     other unsecured Indebtedness in an aggregate principal amount not exceeding $25,000 at any time outstanding.
(b) Liens. The Maker will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(i)     Permitted Liens;

(ii)     Liens on cash collateral in an aggregate amount not to exceed $1,700,000 in the aggregate at any time securing potential reimbursement obligations in respect of the letters of credit permitted pursuant to clause (a)(iii) of this Annex B; and

(iii)     Liens on the Titanic Reserve Account to the extent required by the Revised Conditions and Covenants set forth in the 2010 Opinion.
(c) Fundamental Changes. The Maker will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person (other than an Obligor, provided that this exclusion shall not apply to RMST), or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (other than to an Obligor, provided that this exclusion shall not apply to RMST), or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve.
(d) Investments, Loans, Advances, Guarantees and Acquisitions. The Maker will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not an Obligor prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except Permitted Investments and investments by the Maker existing on the date hereof in the capital stock of its Subsidiaries.
Annex B - 1

(e) Restricted Payments. The Maker will not, and will not permit any of its Subsidiaries other than Excluded Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests.
(f) Transactions with Affiliates. The Maker will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to the Maker or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties and transactions between or among the Maker and its Subsidiaries not involving any other Affiliate.
(g) Additional Subsidiaries; Further Assurances.

(i)  The Maker shall cause each Subsidiary other than an Excluded Subsidiary to become a Guarantor and Obligor under this Note by executing and delivering to the Payee a joinder to this Note in form and substance reasonably satisfactory to the Payee. Each Obligor shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or, in the judgment of the Payee, desirable to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Payee to exercise and enforce its rights hereunder with respect to such security interest, provided that the Maker shall not be required to establish control of the Excluded Accounts in favor of the Payee to the extent permitted in clause (i) of this Annex C. No Obligor shall (A) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Payee is not named as the sole secured party or (B) cause or permit any Person other than the Payee to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the UCC) of any deposit account or investment property constituting part of the Collateral.

(ii)    If an Event of Default shall have occurred and be continuing, all dividends and other distributions on any pledged shares (including the RMST Shares) shall be paid directly to the Payee and retained by it as part of the Collateral. Each Obligor hereby expressly authorizes and instructs each issuer of any pledged shares (including RMST in respect of the RMST Shares) pledged hereunder to (A) comply with any instruction received by it from the Payee that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Note, without any other or further instructions from such Obligor, and (B) pay any dividend or other payment with respect to any pledged shares directly to the Payee. Without limiting any rights or powers granted by this Note to the Payee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, other than with respect to the Titanic Assets or actions governed by the Titanic Documents, the Payee is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Note and taking any action and executing any instruments that the Payee may deem necessary or advisable to accomplish the purposes, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Payee shall be entitled under this Note to make collections in respect of the Collateral, the Payee shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
(h) Cash Management. All Cash of the Obligors shall be maintained at all times in a Controlled Account, provided that (1) each Excluded Account shall not be subject to the foregoing requirement so long as Cash in each such Excluded Account (other than the Titanic Reserve Account and the BofA LC Account) is swept into a Controlled Account at the end of each business day, provided further that no additional amounts shall be deposited into the Titanic Reserve Account or the BofA LC Account, except with respect to the Titanic Reserve Account as required by Article V, Section D, Clause 2 of the Revised Covenants and Conditions set forth in the 2010 Opinion.
Annex B - 2

(i)    UCC Filings. The Maker shall promptly, and in any event within 15 business days after the date hereof, cause to be terminated any UCC filing not permitted hereunder.

(j)    Deposit Account Control Agreement. The Maker shall use its best efforts to obtain a deposit account control agreement in favor of Payee within 15 days from the date hereof over any deposit accounts maintained by the Maker at BofA that are not Excluded Accounts.

(k)     Capital Expenditures. The Obligors shall not invest in capital expenditures an amount in excess of Twenty-Five Thousand Dollars ($25,000) during any calendar year.

(l)    Hedge Agreements. No Obligor shall enter into any hedge agreement, interest rate swap, cap, collar or floor agreement, or other interest rate management device with any Person in connection with any Indebtedness of such Obligor.

(m)    Contracts. No Obligor shall enter into any contract after the date hereof, or extend any contract existing as of the date hereof, having a value in excess of Twenty-Five Thousand Dollars ($25,000) without the prior written consent of Payee, which consent shall not be unreasonably withheld.

(n)     Employment Matters. No Obligor shall create a new executive-level position or hire a new executive-level employee; provided that, in consultation with, and with the consent of, the Payee, an Obligor may fill an executive-level position that becomes vacant after the date hereof. No Obligor shall increase the salary or other compensation (cash or otherwise) payable or to become payable to any director, officer, contractor or advisor of an Obligor beyond the respective amounts paid to such individuals as of the date hereof.

(o)     Material Agreements. No Obligor shall amend or terminate a Material Agreement without the Payee’s prior written consent.

Annex B - 3

Annex C
RMST shall:

(a)    Maintain accurate and appropriately detailed books, financial records and accounts, including bank accounts and custodian and other securities safekeeping accounts, that are separate and distinct from those of any other person;

(b)    Maintain its books, financial records and accounts (including inter-entity transaction accounts) in a manner so that it will not be difficult or costly to segregate, ascertain or otherwise identify its assets and liabilities;

(c)    Not commingle any of its assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of any other Person;

(d)    Observe all appropriate corporate procedures and formalities;

(e)    Not enter into any guaranty of, or otherwise become liable for, or pledge its assets to secure, the liabilities, debts or obligations of any other Person (except pursuant to this Note);

(f)    Not create, incur, assume or permit to exist any Indebtedness or create, incur, assume or permit to exist any Liens, in each case except for Indebtedness and Liens under this Note;

(g)    Hold itself out as separate and distinct from any other Person and not identify itself as a division or department of any other Person;

(h)    Ensure that decisions with respect to its business and daily operations shall be independently made (although the individual making any particular decision may also be an employee, officer or director of any one or more of its Affiliates) and shall not be dictated by its Affiliates;

(i)    Maintain separate annual financial statements prepared in accordance with GAAP showing its assets and liabilities separate and distinct from those of any other person; and

(j)    Not make any loans or investments to any Person or buy or hold any indebtedness or other obligations issued by any other person.

Annex C - 1

Annex D
EXEMPTION CERTIFICATE
TO:                          PREMIER EXHIBITIONS, INC. (the “Maker”)
Capitalized terms not otherwise defined herein or Appendix A attached hereto shall have the meanings ascribed to them in the Amended and Restated Secured Promissory Note and Guarantee dated April 2, 2015 (the "Note") to which this Annex D is attached.
The Lender understands that the Maker and its counsel are relying upon the information provided by the Lender in this certificate, in determining to sell securities to the Lender in a manner exempt from the prospectus requirements of applicable securities legislation in the province of British Columbia (“Securities Legislation”).
The Lender represents, warrants and certifies to the Maker and its counsel that as at the date hereof and as at the date of the Note he, she or it is, or is deemed to be, purchasing the Note as principal for his, her or its own account, not for the benefit of any other Person, and that he, she or it fully complies with one of the criteria set out below (beside which the Lender has indicated by checkmark that the Lender complies with such criteria):

1.
The Lender is resident in the Province of British Columbia and are an accredited investor as defined under National Instrument 45-106 Prospectus and Registration Exemptions, by virtue of the fact that the Lender falls within one of the categories of a accredited investor reproduced in Appendix A attached hereto (beside which the Lender has indicated by checkmark that the Lender belongs to such category), and the Lender was not created or used solely to purchase securities as an accredited investor as described in paragraph (m) of the definition of accredited investor; or

2.	[_] the Lender is not resident in Canada or the United States and:

(a)
the Lender is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Lender is resident (the “International Jurisdiction”) which would apply to the purchase of the Note, if any;

(b)
the Lender is purchasing the Note pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Lender is permitted to purchase the Purchased Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

(c)
the Lender confirms that the purchase of the Note does not contravene any applicable securities laws of the Authorities in the International Jurisdiction and does not require the Maker to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Note; and

(d)	confirm that the purchase of the Note by the Lender does not trigger:

Annex D - 1

(i)
an obligation by the Maker or any other person to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	continuous disclosure reporting obligations of the Maker in the International Jurisdiction; and
the Lender will, if requested by the Maker, comply with such other requirements as the Maker may reasonably require.
Dated: _________________________________________	Signed:

_______________________________________________	_______________________________________________
Witness (If Lender is an individual)	Print the name of Lender

_______________________________________________	_______________________________________________
Print the name of Witness	If the Lender is a corporation, print name and title of Authorized Signing Officer

Annex D - 2

Appendix A to Annex D
[Please check the box of the applicable category of accredited investor]

[_] (a)	a Canadian financial institution, or a Schedule III bank;

[_] (b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[_] (c)
a subsidiary of any Person referred to in paragraphs (a) or (b), if the Person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[_] (d)
a Person registered under the Securities Legislation as an adviser or dealer, other than a Person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[_] (e)	an individual registered or formerly registered under the Securities Legislation as a representative of a Person referred to in paragraph (d);

[_] (f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

[_] (g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[_] (h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[_] (i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;

[_] (j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[_] (k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[_] (l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

[_] (m)
a Person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that was not created solely as an accredited investor under this definition;

[_] (n)	an investment fund that distributes or has distributed its securities only to

(i)	a Person that is or was an accredited investor at the time of the distribution,
Annex D - 3

(ii)	a Person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a Person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;
[_] (o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
[_] (p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[_] (q)	a Person acting on behalf of a fully managed account managed by that Person, if that Person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities laws of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;
[_] (r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the Securities Legislation of the jurisdiction of the registered charity to give advice on the securities being traded;
[_] (s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
[_] (t)	a Person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are Persons that are accredited investors;
[_] (u)	an investment fund that is advised by a Person registered as an adviser or a Person that is exempt from registration as an adviser, or
[_] (v)	a Person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.
The following terms have the following meanings:

(a)	“Canadian financial institution” means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

Annex D - 4

(b)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(c)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of Securities Legislation;

(d)
“fully managed account” means an account of a client for which a Person makes the investment decisions if that Person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(e)
“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(f)	“mutual fund” means:
(i)            for the purposes of British Columbia law,

(A)
an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

(B)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (British Columbia), and

(C)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (British Columbia);
(ii)            for the purposes of Alberta law,

(A)
an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

(B)	an issuer that is designated as a mutual fund under section 10 of the Securities Act (Alberta) or in accordance with the regulations, but does not include an issuer, or class of issuers, that is designated under section 10 of the Securities Act (Alberta) not to be a mutual fund;
Annex D - 5

(iii)
for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value as a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(iv)	for the purposes of Quebec law,

(A)
an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand or within a specified period after demand an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer; or

(B)	a mutual fund designated under section 272.2 of the Securities Act (Quebec) or determined by regulation;
(g)	“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators;

(h)	“non-redeemable investment fund” means an issuer,
(i)            whose primary purpose is to invest money provided by its securityholders,
(ii)            that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and
(iii)            that is not a mutual fund;
(i)	“regulator” means the person referred to in Appendix D of National Instrument 14-101 Definitions opposite the name of the local jurisdiction;
(j)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets;
(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(l)	“securities regulatory authority” means the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101 Definitions opposite the name of the local jurisdiction; and
Annex D - 6

(m)	“spouse” means an individual who

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).
(n)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.
For purposes of the definition of “subsidiary”, a Person (first Person) is considered to control another Person (second Person) if (a) the first Person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second Person carrying votes which, if exercised, would entitle the first Person to elect a majority of the directors of the second Person, unless that first Person holds the voting securities only to secure an obligation, (b) the second Person is a partnership, other than a limited partnership, and the first Person holds more than 50% of the interests of the partnership, or (c) the second Person is a limited partnership and the general partner of the limited partnership is the first Person.

Annex D - 7

Schedule 1
Legal Names of Obligors
Legal Name of Obligor	Type of Entity	Jurisdiction of Organization	Mailing Address
Premier Exhibitions, Inc.	Corporation	Florida	3340 Peachtree Rd NE Suite 900 Atlanta, Georgia 30326
RMS Titanic, Inc.	Corporation	Florida	3340 Peachtree Rd NE Suite 900 Atlanta, Georgia 30326
Premier Exhibition Management LLC	Limited Liability Company	Florida	3340 Peachtree Rd NE Suite 900 Atlanta, Georgia 30326
Arts and Exhibitions International, LLC	Limited Liability Company	Florida	3340 Peachtree Rd NE Suite 900 Atlanta, Georgia 30326
Premier Merchandising, LLC	Limited Liability Company	Delaware	3340 Peachtree Rd NE Suite 900 Atlanta, Georgia 30326

Schedule 1 - 1

Schedule 2
RMST Shares
Pledgor	Name of	Shares	Certificate	Par Value
	Subsidiary		Number

Premier Exhibitions, Inc.	RMS Titanic, Inc.	10,000	1	0.0001

Schedule 2 - 1

Schedule 3
Location of Titanic Assets
Permanent Locations
·	Titanic the Artifact Exhibition: 7324 International Drive, Orlando, FL 32819, United States
·	Premier Exhibition Center: 7711 Beach Blvd., Buena Park, CA 90620, United States
·	Titanic: The Artifact Exhibition within The Luxor Hotel and Casino, 3900 Las Vegas Blvd South, Las Vegas, NV 89119, United States
Traveling Exhibitions
·	Brussels Expo, Brussels, Belgium	Through November 30, 2014
·	Technic Museum Speyer, Speyer, Germany	December 20, 2014 June 28, 2015
·	Imagination Station, Toledo, OH 43604, United States	Through September 21, 2014
·	Palexpo Opus One/Encore B, Geneva, Switzerland,	October 10, 2014 – February 1, 1014
·	Discovery Park of America, Union City TN	January 31, 2015 – May 3, 2015
·	National Mississippi River Aquarium, Dubuque, IA	May 23, 2015 – September 30- 2015
·	V&A Waterfront, Expo 24, Cape Town, South Africa	June 25, 2015 – August 30, 2015

Artifacts on Loan Agreement
Titanica at the Ulster Folk & Transport Museum, Belfast, Ireland
Titanic: Return to Cherbourg, La Cite de la Mer, Cherbourg, France
Conservation Warehouse
On Deposit in Bank
c/o McGuire Woods, Norfolk, Virginia

Schedule 3 - 1

Schedule 4
Material Agreements of RMST
Material Agreements related to Titanic Assets
Name of Document	Parties	Date
Intercompany Agreement	Premier Exhibitions, Inc. RMS Titanic, Inc.	March 1, 2012
Restated Intercompany Services and Exhibition Touring Rights License Agreement	Premier Exhibition Management LLC RMS Titanic, Inc.	March 1, 2012
Binding Deal Memo for “Titanic...The Artifact Exhibition”	Premier Exhibition Management LLC Discovery Park of America, Inc.	September 8, 2014
Binding Deal Memo for “Titanic...The Artifact Exhibition”	Premier Exhibition Management LLC Historiches Museum der Pfalz Speyer	February 13,2014
Binding Deal Memo for “Titanic...The Artifact Exhibition”	Premier Exhibition Management LLC Fire-Starter SA, Belgium	July 11, 2014
Binding Deal Memo for “Titanic...The Artifact Exhibition	Premier Exhibition Management LLC Opus One S.A., Switzerland	May 2, 2014
Binding Deal Memo for “Titanic...The Artifact Exhibition”	Premier Exhibition Management LLC Toledo Science Center d/b/a Imagination Station	October 10, 2012
Amendment of “Titanic...The Artifact Exhibition” Binding Deal Memo	Premier Exhibition Management LLC Toledo Science Center d/b/a Imagination Station	December 19, 2013
Second Amendment of “Titanic...The Artifact Exhibition” Binding Deal Memo	Premier Exhibition Management LLC Toledo Science Center d/b/a Imagination Station	March 19, 2014
Non-Binding Term Sheet for Titanic: the Artifact Exhibition	Premier Exhibition Management LLC Perlage Grandi Eventi	July 7, 2014

Schedule 4 - 1

Schedule 5
Existing Indebtedness

·
Revenue Payment Agreement, entered into as of April 17, 2014, by and between AEG Live LLC and
Premier Exhibition Management LLC. Premier pays AEG different percentage royalties on various exhibitions through April 20, 2017.

·	Purchase note in connection with the acquisition of the Orlando exhibition, in the amount of $183,000, due in December 2015 and payable by the Maker.

·	Capital leases of the Maker totaling $83,000 due between June, 2015 and Sept, 2017.

·	Indebtedness of the Maker, if any, under the Agreement of Lease dated as of April 9, 2014 between the Maker and 417 Fifth Ave Real Estate LLC.

Schedule 5 - 1

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors, LLC, the Company’s proxy advisor, at the toll-free telephone number included below.

Alliance Advisors 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 888-991-1296 Fax: (973) 338-1430

PRELIMINARY — SUBJECT TO COMPLETION, DATED AUGUST 28, 2015

PREMIER EXHIBITIONS, INC.

2015 Special Meeting of Shareholders

October 29, 2015 9 A.M.

This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Michael J. Little and Larkin Fowler, or either of them, as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Premier Exhibitions, Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 a.m., local time, on October 29, 2015 at the Courtyard by Marriott-Buckhead, 3332 Peachtree Road, N.E., Atlanta GA 30326 or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

Address changes/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side. )

(Continued, and to be marked, dated and signed, on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to be held October 29, 2015. The Proxy Statement is available at: http://www.viewproxy.com/prxi/2015sm

PRELIMINARY — SUBJECT TO COMPLETION, DATED AUGUST 28, 2015

☒	Use a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

The Board of Directors recommends you vote FOR Proposals 1 through 5:							For	Against	Abstain
		For	Against	Abstain	2.	Proposal to approve the issuance of shares of Premier common stock as consideration for the Merger, including the Merger Shares and the shares issuable upon the exchange of the Exchangeable Shares.	☐	☐	☐
1.	Proposal to approve an amendment to Premier’s Amended Articles of Incorporation to create the Special Voting Shares.	☐	☐	☐	3.	Proposal to approve the issuance of shares of Premier common stock as potential Future Contingent Payments.	☐	☐	☐
					4.	Proposal to approve the issuance of shares of Premier common stock upon the conversion of the Convertible Note.	☐	☐	☐
I plan on attending the meeting ☐					5.	Proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 through 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. In their discretion, the proxy holders are authorized to vote upon such other matters of which Premier does not have advance notice that may properly come before the Special Meeting and any and all adjournments and postponements thereof and upon matters incidental to the conduct of the Special Meeting and any and all adjournments and postponements thereof. The undersigned revokes any proxy previously given to vote or act with respect to such shares and ratifies and confirms all actions which the proxy holders or their substitutes may lawfully do in accordance with the instructions on this proxy card.

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated	☐	Signature
CONTROL NUMBER
Signature (if held jointly)
		Date:	, 2015

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

                       CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.cesvote.com	Call 1 (888) 693-8683
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.